GMO VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO VALUE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Value Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.6%
               AEROSPACE -- 0.9%
       12,500  Boeing Co                                                      460,937
       70,000  Lockheed Martin Corp                                         1,220,625
                                                                        -------------
                                                                            1,681,562
                                                                        -------------
               AUTOMOTIVE -- 2.3%
       25,000  Delphi Automotive Systems                                      417,188
       37,500  Ford Motor Co                                                1,560,937
       27,500  General Motors Corp                                          2,091,719
                                                                        -------------
                                                                            4,069,844
                                                                        -------------
               BANKING AND FINANCIAL SERVICES -- 10.9%
       25,000  Bank of America Corp                                         1,151,562
       37,500  Bank One Corp                                                  967,969
       75,000  Block (HR) Inc                                               3,290,625
       50,000  Chase Manhattan Corp                                         3,981,250
      100,000  Citigroup Inc                                                5,168,750
       50,000  First Union Corp                                             1,475,000
       12,500  PNC Bank Corp                                                  483,594
      135,000  Washington Mutual Inc                                        2,986,875
                                                                        -------------
                                                                           19,505,625
                                                                        -------------
               CHEMICALS -- 1.5%
       12,500  Air Products and Chemicals                                     321,875
        5,000  Du Pont (E.I.) De Nemours                                      252,500
       25,000  Hercules Inc                                                   412,500
       35,000  PPG Industries Inc                                           1,728,125
                                                                        -------------
                                                                            2,715,000
                                                                        -------------
               COMPUTER AND OFFICE EQUIPMENT -- 3.5%
        8,500  Electronic Data Systems Corp                                   550,375
       42,500  IBM Corp                                                     4,335,000
       12,500  Pitney Bowes Inc                                               618,750
       37,500  Xerox Corp                                                     813,281
                                                                        -------------
                                                                            6,317,406
                                                                        -------------

              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER GOODS -- 3.3%
       35,000  Black and Decker Corp                                        1,152,812
       65,000  Eastman Kodak Co                                             3,725,312
       25,000  Hasbro Inc                                                     393,750
       25,000  Mattel Co                                                      240,625
       50,000  Pactiv Corp*                                                   415,625
                                                                        -------------
                                                                            5,928,124
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 1.9%
       25,000  Emerson Electric Co                                          1,139,062
       10,000  General Electric Co                                          1,321,875
       45,000  Raytheon Co, Class B                                           832,500
                                                                        -------------
                                                                            3,293,437
                                                                        -------------
               FOOD AND BEVERAGE -- 4.3%
       25,000  Anheuser Busch Cos Inc                                       1,603,125
       30,000  Coca Cola Enterprises Inc                                      701,250
      122,500  ConAgra Inc                                                  2,005,937
       50,000  Nabisco Group Holdings                                         431,250
        7,500  Nestle SA ADR                                                  632,294
       37,500  Pepsico Inc                                                  1,209,375
       10,000  Ralston-Purina Group                                           283,125
       50,000  Sara Lee Corp                                                  750,000
                                                                        -------------
                                                                            7,616,356
                                                                        -------------
               HEALTH CARE -- 0.9%
       37,500  Becton Dickinson & Co                                        1,164,844
        5,000  Johnson & Johnson                                              358,750
                                                                        -------------
                                                                            1,523,594
                                                                        -------------
               INSURANCE -- 1.8%
       42,500  Aetna Life and Casualty Co                                   1,747,812
       47,500  Allstate Corp                                                  926,250
       15,000  AON Corp                                                       314,062
        5,000  Loews Corp                                                     222,500
                                                                        -------------
                                                                            3,210,624
                                                                        -------------
               MACHINERY -- 2.2%
       40,000  Baker Hughes Inc                                             1,035,000

2             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MACHINERY -- CONTINUED
       22,500  Caterpillar Inc                                                788,906
       15,000  FMC Corp*                                                      724,687
       37,500  Ingersoll Rand Co                                            1,436,719
                                                                        -------------
                                                                            3,985,312
                                                                        -------------
               MANUFACTURING -- 2.8%
        7,500  Minnesota Mining and Manufacturing Co                          660,937
      125,000  Owens Corning                                                1,812,500
       17,500  Tyco International Ltd                                         663,906
       37,500  United Technologies Corp                                     1,910,156
                                                                        -------------
                                                                            5,047,499
                                                                        -------------
               METALS AND MINING -- 0.7%
       37,500  Alcan Aluminum Ltd                                           1,237,500
                                                                        -------------
               OIL AND GAS -- 9.8%
       22,500  Amerada Hess Corp                                            1,137,656
       75,000  Burlington Resources Inc                                     2,071,875
        5,000  Chevron Corp                                                   373,437
       20,000  EOG Resources Inc                                              305,000
       12,401  Exxon Mobil Corp                                               933,950
      135,000  Occidental Petroleum Corp                                    2,168,437
       32,500  Phillips Petroleum Co                                        1,243,125
          700  Questar Corp                                                     9,756
       65,000  Texaco Inc                                                   3,083,437
      100,000  Union Pacific Resources Group                                  893,750
      115,000  Unocal Corp                                                  3,076,250
      100,000  USX - Marathon Group                                         2,162,500
                                                                        -------------
                                                                           17,459,173
                                                                        -------------
               PAPER AND ALLIED PRODUCTS -- 5.9%
       72,500  Fort James Corp                                              1,363,906
       67,500  International Paper Co                                       2,484,844
      125,000  Kimberly-Clark Corp                                          6,460,937
        5,000  Weyerhaeuser Co                                                256,563
                                                                        -------------
                                                                           10,566,250
                                                                        -------------

              See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 3.2%
        6,900  Glaxo Wellcome PLC ADR                                         336,375
       25,000  Lilly (Eli) & Co                                             1,485,938
       90,000  McKesson HBOC Inc                                            1,743,750
       32,500  Schering Plough Corp                                         1,133,438
       17,500  Smithkline Beecham PLC ADR                                     983,281
                                                                        -------------
                                                                            5,682,782
                                                                        -------------
               PRIMARY PROCESSING -- 0.3%
       20,000  USX-US Steel Group Inc                                         437,500
                                                                        -------------
               PRINTING AND PUBLISHING -- 0.9%
       85,000  R.R. Donnelley and Sons                                      1,625,625
                                                                        -------------
               REAL ESTATE -- 7.6%
       22,500  Duke Realty Investments, REIT                                  413,438
      167,500  Equity Office Properties Trust, REIT                         4,009,531
       75,000  Equity Residential Properties Trust, REIT                    2,995,313
       80,000  JP Realty Inc, REIT                                          1,445,000
       75,000  Liberty Property Trust, REIT                                 1,701,563
       75,000  Mack-Cali Realty Corp, REIT                                  1,781,250
       15,000  Simon Property Group Inc, REIT                                 352,500
       10,000  Spieker Properties Inc, REIT                                   401,250
       45,000  United Dominion Realty Trust Inc, REIT                         450,000
                                                                        -------------
                                                                           13,549,845
                                                                        -------------
               REFINING -- 2.5%
       75,000  Conoco Inc                                                   1,439,063
      110,000  Conoco Inc, Class B                                          2,165,625
       15,000  Royal Dutch Petroleum Co                                       787,500
                                                                        -------------
                                                                            4,392,188
                                                                        -------------
               RETAIL TRADE -- 8.0%
      100,000  Albertsons Inc                                               2,450,000
      105,000  CVS Corp                                                     3,675,000
       52,500  Federated Department Stores Inc*                             1,926,094
       65,000  Kroger Co*                                                     966,875
       45,000  Safeway Inc*                                                 1,735,313
       42,500  Saks Inc*                                                      488,750

4             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
      150,000  Toys R Us Inc*                                               1,856,250
       25,000  Wal Mart Stores Inc                                          1,217,188
                                                                        -------------
                                                                           14,315,470
                                                                        -------------
               SERVICES -- 2.4%
       35,000  FedEx Corp*                                                  1,222,813
       10,000  Halliburton Company                                            381,875
        2,000  Meredith Corp                                                   57,250
      175,000  Waste Management Inc                                         2,625,000
                                                                        -------------
                                                                            4,286,938
                                                                        -------------
               TECHNOLOGY -- 4.6%
      117,500  Compaq Computer Corp                                         2,922,813
       17,500  Computer Sciences Corp*                                      1,379,219
       20,000  Honeywell International Inc                                    962,500
      225,000  Storage Technology Corp*                                     2,868,750
                                                                        -------------
                                                                            8,133,282
                                                                        -------------
               TELECOMMUNICATIONS -- 5.9%
       35,000  AT & T Corp                                                  1,730,313
       50,000  Bell Atlantic Corp                                           2,446,875
       50,000  GTE Corp                                                     2,950,000
        7,500  MediaOne Group Inc*                                            588,750
       72,500  SBC Communications Inc                                       2,755,000
                                                                        -------------
                                                                           10,470,938
                                                                        -------------
               TRANSPORTATION -- 2.4%
       20,000  AMR Corp*                                                    1,057,500
       50,000  Canadian Pacific                                               975,000
        7,500  Delta Air Lines Inc                                            342,188
       75,000  Ryder System Inc                                             1,396,875
       30,000  USAir Group Inc*                                               560,625
                                                                        -------------
                                                                            4,332,188
                                                                        -------------
               UTILITIES -- 6.1%
       35,000  Cinergy Corp                                                   748,125
       25,000  Duke Power Co                                                1,212,500
       25,000  El Paso Energy Corp                                            926,563

              See accompanying notes to the financial statements.              5

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       35,000  PG & E Corp                                                    721,875
       37,500  Reliant Energy Inc                                             771,094
       75,000  Sempra Energy                                                1,350,000
       62,500  Southern Co                                                  1,386,719
       70,000  Texas Utilities Co                                           2,283,750
       40,000  Unicom Corp                                                  1,512,500
                                                                        -------------
                                                                           10,913,126
                                                                        -------------

               TOTAL COMMON STOCKS (COST $201,949,563)                    172,297,188
                                                                        -------------
               PREFERRED STOCKS -- 3.3%
               OFFICE -- 0.4%
       37,500  Reckson Associates Realty Corp 7.625%                          696,094
                                                                        -------------
               OIL AND GAS -- 1.2%
       50,000  Unocal Corp Convertible 6.25% 144A                           2,068,750
                                                                        -------------
               REAL ESTATE -- 0.2%
       32,500  Crescent Real Estate 6.75%                                     455,000
                                                                        -------------
               TRANSPORTATION -- 1.5%
       67,500  Union Pacific Capital Trust 6.25% 144A*                      2,632,500
                                                                        -------------

               TOTAL PREFERRED STOCKS (COST $7,478,517)                     5,852,344
                                                                        -------------

PAR VALUE ($)
-------------
               SHORT-TERM INVESTMENTS -- 2.7%
               CASH EQUIVALENTS -- 2.7%
$      47,293  BankBoston Eurodollar Time Deposit, 6.1175%, due
                 4/28/00(a)                                                    47,293
$     365,715  First Union National Bank Time Deposit, 5.8125%, due
                 3/01/00(a)                                                   365,715
$     548,573  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)        548,573
    1,900,000  Merrimac Cash Fund Premium Class(a)                          1,900,000

6             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CASH EQUIVALENTS -- CONTINUED
$   2,000,000  Prudential Securities Group, Inc. Master Note, 6.1875%,
                 due 3/10/00(a)                                             2,000,000
                                                                        -------------
                                                                            4,861,581
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $4,861,581)               4,861,581
                                                                        -------------
               TOTAL INVESTMENTS -- 102.6%
               (Cost $214,289,661)                                        183,011,113

               Other Assets and Liabilities (net) -- (2.6%)                (4,681,628)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 178,329,485
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

              See accompanying notes to the financial statements.              7

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $214,289,661) (Note 1)         $183,011,113
   Receivable for investments sold                               1,621,587
   Dividends and interest receivable                               460,244
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               8,780
                                                              ------------
      Total assets                                             185,101,724
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               351,844
   Payable upon return of securities loaned (Note 1)             4,861,581
   Payable for Fund shares repurchased                             604,656
   Due to custodian                                                820,866
   Payable to affiliate for (Note 2):
      Management fee                                                68,273
      Shareholder service fee                                       22,264
   Accrued expenses                                                 42,755
                                                              ------------
      Total liabilities                                          6,772,239
                                                              ------------
NET ASSETS                                                    $178,329,485
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $204,382,896
   Accumulated net realized gain                                 5,225,137
   Net unrealized depreciation                                 (31,278,548)
                                                              ------------
                                                              $178,329,485
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $178,329,485
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    22,348,335
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       7.98
                                                              ============

8             See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $19,951)            $  5,400,941
   Interest (including securities lending income of $30,942)       373,347
                                                              ------------
      Total income                                               5,774,288
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                         996,644
   Custodian and transfer agent fees                                48,948
   Audit fees                                                       40,521
   Legal fees                                                        4,861
   Trustees fees (Note 2)                                            2,425
   Registration fees                                                 2,107
   Miscellaneous                                                     3,195
   Fees waived or borne by Manager (Note 2)                       (102,057)
                                                              ------------
                                                                   996,644
SHAREHOLDER SERVICE FEE (NOTE 2)
      Class III                                                    324,993
                                                              ------------
      Net expenses                                               1,321,637
                                                              ------------
            Net investment income                                4,452,651
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain on investments                             24,670,419
                                                              ------------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (47,175,356)
                                                              ------------

      Net realized and unrealized loss                         (22,504,937)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(18,052,286)
                                                              ============

              See accompanying notes to the financial statements.              9

GMO VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,452,651      $    4,794,401
   Net realized gain                                         24,670,419          56,251,289
   Change in net unrealized appreciation (depreciation)     (47,175,356)        (51,003,336)
                                                           ------------      --------------
   Net increase (decrease) in net assets from
    operations                                              (18,052,286)         10,042,354
                                                           ------------      --------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,344,843)         (5,045,206)
                                                           ------------      --------------
      Total distributions from net investment income         (4,344,843)         (5,045,206)
                                                           ------------      --------------
   In excess of net investment income
      Class III                                                (520,269)                 --
                                                           ------------      --------------
      Total distributions in excess of net investment
       income                                                  (520,269)                 --
                                                           ------------      --------------
   Net realized gains
      Class III                                             (33,002,007)        (71,266,327)
                                                           ------------      --------------
      Total distributions from net realized gains           (33,002,007)        (71,266,327)
                                                           ------------      --------------
                                                            (37,867,119)        (76,311,533)
                                                           ------------      --------------
   Net share transactions: (Note 5)
      Class III                                              31,407,142         (62,992,395)
                                                           ------------      --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       31,407,142         (62,992,395)
                                                           ------------      --------------
      Total decrease in net assets                          (24,512,263)       (129,261,574)
NET ASSETS:
   Beginning of period                                      202,841,748         332,103,322
                                                           ------------      --------------
   End of period (including accumulated undistributed
    net investment income of $0 and $6,056,
    respectively)                                          $178,329,485      $  202,841,748
                                                           ============      ==============

10            See accompanying notes to the financial statements.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.40  $  14.33  $  14.85  $  14.25  $  12.05
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.21      0.26      0.31      0.31      0.39
   Net realized and unrealized gain
     (loss)                                  (0.83)     0.13      3.81      2.47      3.71
                                          --------  --------  --------  --------  --------

   Total from investment operations          (0.62)     0.39      4.12      2.78      4.10
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.21)    (0.27)    (0.35)    (0.32)    (0.39)
   In excess of net investment income        (0.02)       --        --        --        --
   From net realized gains                   (1.57)    (4.05)    (4.29)    (1.86)    (1.51)
                                          --------  --------  --------  --------  --------

   Total distributions                       (1.80)    (4.32)    (4.64)    (2.18)    (1.90)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   7.98  $  10.40  $  14.33  $  14.85  $  14.25
                                          ========  ========  ========  ========  ========
TOTAL RETURN(A)                              (8.45)%     2.24%    31.54%    21.26%    35.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $178,329  $202,842  $332,103  $469,591  $317,612
   Net expenses to average daily net
     assets                                   0.61%     0.61%     0.61%     0.61%     0.61%
   Net investment income to average
     daily net assets                         2.06%     1.82%     1.89%     2.17%     2.66%
   Portfolio turnover rate                     104%       37%       40%       84%       65%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:      --(b) $   0.04  $   0.05  $   0.04  $   0.02

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

              See accompanying notes to the financial statements.             11

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's benchmark is the Russell 1000 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000 the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $4,712,938 collateralized by cash in the amount of $4,861,581, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000 the Fund held no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $406,405           $(410,994)         $4,589

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $12,197 in purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

      Effective April 7, 2000, the Fund will no longer charge a purchase premium.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .46% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .70% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .46% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $2,425. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $224,283,968 and $220,299,193 respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $217,687,338     $12,135,768       $(46,811,993)    $(34,676,225)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 63.3% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder could have a material effect.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums received by the Fund, were as follows:

                                                               Year Ended                  Year Ended
                                                            February 29, 2000          February 28, 1999
                                                        -------------------------  --------------------------
                                                           Shares       Amount        Shares        Amount
         Class III:                                     ------------  -----------  ------------  ------------
         Shares sold                                       3,412,687  $40,253,289       254,879  $  3,308,655
         Shares issued to shareholders
           in reinvestment of distributions                3,457,550   33,971,151     5,904,295    68,359,733
         Shares repurchased                               (4,031,453) (42,817,298)   (9,828,113) (134,660,783)
                                                        ------------  -----------  ------------  ------------
         Net increase (decrease)                           2,838,784  $31,407,142    (3,668,939) $(62,992,395)
                                                        ============  ===========  ============  ============

GMO VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Funds distributions are from investment company taxable income, except that the Fund has designated 72.64% of the distributions as net capital gain dividends.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Mr. Richard Mayo is responsible for the management of the GMO Value Fund.
Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Value Fund returned -8.5% for the fiscal year ended February 29, 2000, as compared to -3.3% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

In the past year the S&P 500 Index was up. Without technology (66 companies) the S & P 500 would have declined.

                                     [LOGO]

During this same period the majority of stocks in the index were down. Investors left companies that are perceived to exist in the "Old Economy" (and therefore have limited future growth potential) in search of huge returns in companies that are revolutionizing the business landscape. This has been frustrating to money managers like ourselves that buy stocks that are not yet priced for very optimistic growth and profitability assumptions.

We accept the fact that technology and the Internet are rapidly altering business practices and are great opportunities for some companies, and may diminish future profitability for those companies that do not adapt. We have tried to take advantage of the "technology revolution" in companies that would benefit before their potential was fully recognized. Our mistake was taking profits when we thought valuations were stretched or extreme. We bought the following:

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Electronic Data Systems--An information outsourcer--bought it at $36 and sold at $60, 30x earnings. It is now at $70.

Computer Sciences--The same business, bought at $55, sold at $80 and it went to $90.

Corning--bought it at $35 before broadband became the hue and cry; it seemed reasonable to take profits at $100 and 50x earnings, but it went to $200.

There are other examples, but you can see performance suffered from valuation disciplines during a time that investors were willing to pay for growth at any price.

Performance was also impacted by our holdings of low-risk stocks--utilities, food companies, and REITs--that we held to provide a good return if technology valuations cracked. This happened in April and May of 1999 and the first week of this year, and these stocks did provide stability. The periods of outperformance were very short and not sufficient to keep pace. However, considering the average stock declined 40% from the peak in 1999 to February 2000 lows, they did preserve capital and have given us an opportunity to take advantage of some great opportunities that the "bifurcated market", NASDAQ up and the Dow down, has created. I want to spend the rest of this letter describing some of these situations, because in our opinion, they are so compelling and exciting.

I shall divide these into several categories. Companies benefiting from the robust new economy--wireless, business-to-business and the demand for computing capability either directly or indirectly; regular businesses where profitability is improving dramatically due to the dramatic worldwide economic recovery; and stocks that have been unfairly penalized due to the fear that some of the Internet startups will take significant business from market leaders in certain industries.

THE DIRECT BENEFICIARIES

IBM--This is the e-commerce company at a 35% discount to the market due to the Y2K bump, but that is over.

Compaq--Also impacted by the Y2K slowdown; selling at only 12-14 times earnings power if early indications of a turnaround continue.

Unisys--After the fiscal year end we added--15x earnings with possibly the best Windows 2000 server entering the market in the second half. The opportunity exists because momentum investors prefer to wait until the acceleration is obvious.

Pitney Bowes--The mailing process must go digital (Post Office mandate). This will stimulate revenues, and the company has a business to business niche that could grow rapidly. Companies with comparable potential sell at 30-40x earnings; Pitney Bowes is selling at only 17x earnings.

AT&T--About to monetize its wireless assets. Wireless value $20 per share, cable business $25 per share, implying the rest of the company only has $12 value, far too low in our opinion.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Bell Atlantic--GTE--After the merger and including the joint venture with Vodafone Airtouch, will control the largest U.S. wireless network. Valuation:
18x 2000 earnings. Either the telephone operation has a very low valuation--not fair since revenues are accelerating--or you can buy wireless at a huge discount compared to independent companies.

INDIRECT BENEFICIARIES

Federated Department Stores--This company now has the largest Internet business among existing retailers and this business is growing rapidly. What do you pay for this growth? Nothing. The earnings multiple is 10x.

Chase Manhattan--This company was early in the venture capital business and now has a portfolio of $7.9 billion. Street analysts think this alone is worth $30 billion and it sells at only a peer group multiple.

Xerox--The stock dropped 64% last year due to disappointing sales and profits. The company did not manage its transition to the digital world very well. Now business has stabilized, and new business initiatives, such as their new printers (a full-fledged assault on Hewlett-Packard), and a rapidly growing product category may stimulate growth. The price--14x earnings.

Toys R Us--The company now has the leading toy retailing website. This company is extremely undervalued, ignored, and unloved. Does management agree with our assessment? Well, they have announced a buyback of 35% of their stock. THIRTY-FIVE PERCENT.

BOOMING ECONOMY BENEFICIARIES

Energy stocks--Oil demand, due to the economic recovery, has reduced inventories to 10 year lows, dramatically reducing the probability that oil prices fall back to $20 per barrel, but the stocks are priced as though oil will drop below that level. Many are very inexpensive, but our favorite is Texaco. Priced at a discount to its peers, this is fair since it has a lower return on capital, but it gets no credit for its one billion+ barrel discovery off the coast of West Africa, which could add $10 per share to the company's asset value. What did the stock do? It dropped $10. This is an opportunity.

International Paper--I disagree with management's recent actions; however, one should look at stocks that sell at 1982 prices. Pricing of their products has been rising, and most will continue to do so. Earnings estimates have doubled in the last year. Now the multiple is only 7x. Could there be some financial engineering in the future?

Inco--This is the world's largest nickel producer. Nickel prices have doubled in the last year and could go higher. The second largest supplier is Russia, which is exporting less since their recovering economy is demanding more, and there is no new capacity on the horizon. Cash flow is surging, and we are optimistic that management will consider using some of this to repurchase stock. This is a new and growing position.

GMO VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

THE UNFAIRLY PENALIZED STOCKS

CVS--Investors assumed the "dot com" startups would thwart growth and caused the stock to drop 50%. CVS is about to become the biggest Internet pharmacy. There has been no slowdown in growth, and at the bottom, we were able to buy 15% growth at 15x earnings. The company's recently announced $1 billion stock buyback has restored confidence, and the stock has rallied 25%.

Safeway--The same story. Investors feared Webvan, the Internet grocer, would wreak havoc with their business. Webvan is smaller than one Safeway store. Safeway now has an Internet operation with a lower cost structure, and we are delighted with the stock's 50% rally. We have now shifted most of the position into Kroger, which was a late mover and is catching attention due to good comparable store sales improvement.

Eastman-Kodak--Expected to be hurt by the new digital upstarts--now over one hundred--but none earn money and Kodak will outlast them. Its joint venture with AOL helps. The stock price is now at an all-time record low relative to the market at less than 10x this year's earnings. Too low for management to resist a major stock repurchase.

THE EVERYDAY GROUP

                                                              GROWTH RATE   MULTIPLE
                                                              -----------   --------
Kimberly-Clark..............................................      11           16
United Technology...........................................      15           17
H. & R. Block...............................................      15           15
Citigroup...................................................      15           19
Rockwell (New)..............................................      12           12

These companies have demonstrated improving business fundamentals, which could be recognized when the technology obsession subsides. Also note that United Technologies and Rockwell are leaders in B2B (business to business) developments in their industries.

We are excited about the opportunities that the market divergence has created, and are optimistic that these are money making situations as we see more and more managements acting dramatically (major stock buybacks). Also, we see many of the companies today activated by the Internet potential so we are convinced the prevailing opinion, that "Old Economy" companies are losers in the future, is wrong. The real losers may be some of the newly created Internet operations.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  GMO VALUE FUND CLASS FUND CLASS III SHARES AND THE RUSSELL 1000 VALUE INDEX
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception 11/13/90
       1yr          5yr       10yr (ITD)
      -8.58        15.09       15.29


                         [GRAPH]


Date                                       GMO Value Fund-III                       Russell 1000 Value
     11/13/90                                     9986                                    10000
     12/31/90                                    10585                                    10394
      3/31/91                                    12508                                    11755
      6/30/91                                    12630                                    11767
      9/30/91                                    12903                                    12392
     12/31/91                                    13310                                    12953
      3/31/92                                    13641                                    13099
      6/30/92                                    14138                                    13647
      9/30/92                                    14146                                    13929
     12/31/92                                    14554                                    14742
      3/31/93                                    15636                                    16166
      6/30/93                                    16152                                    16640
      9/30/93                                    16710                                    17462
     12/31/93                                    17272                                    17415
      3/31/94                                    16602                                    16806
      6/30/94                                    16525                                    16910
      9/30/94                                    17333                                    17340
     12/31/94                                    17378                                    17065
      3/31/95                                    19119                                    18686
      6/30/95                                    20919                                    20361
      9/30/95                                    22683                                    22140
     12/31/95                                    24014                                    23610
      3/31/96                                    25462                                    24946
      6/30/96                                    26177                                    25375
      9/30/96                                    26328                                    26114
     12/31/96                                    28991                                    28719
      3/31/97                                    29176                                    29454
      6/30/97                                    33473                                    33797
      9/30/97                                    37193                                    37161
     12/31/97                                    37810                                    38823
      3/31/98                                    42040                                    43345
      6/30/98                                    42016                                    43540
      9/30/98                                    37439                                    38491
     12/31/98                                    42218                                    44883
      3/31/99                                    42020                                    45527
      6/30/99                                    47111                                    50660
      9/30/99                                    42266                                    45699
     12/31/99                                    43356                                    48181
      2/29/00                                    37565                                    43147


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TOBACCO-FREE CORE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.9%
               AEROSPACE -- 0.9%
       28,500  Boeing Co                                                   1,050,937
        5,300  General Dynamics Corp                                         229,225
       48,200  Lockheed Martin Corp                                          840,487
       14,300  Northrop Grumman Corp                                         649,756
                                                                        ------------
                                                                           2,770,405
                                                                        ------------
               AUTOMOTIVE -- 3.8%
       45,900  Autonation Inc*                                               347,119
       15,800  Dana Corp                                                     336,737
       10,000  Eaton Corp                                                    749,375
       77,700  Ford Motor Co                                               3,234,262
       79,500  General Motors Corp                                         6,046,969
        4,700  General Motors Corp, Class H*                                 566,350
       11,900  Genuine Parts Co                                              268,494
       33,800  Goodyear Tire & Rubber Co                                     766,837
                                                                        ------------
                                                                          12,316,143
                                                                        ------------
               BANKING AND FINANCIAL SERVICES -- 12.1%
       10,100  American Express Co                                         1,355,294
        9,800  Amsouth Bancorp                                               142,100
      106,164  Bank of America Corp                                        4,890,179
        5,800  BB&T Corp                                                     136,300
       19,221  Bear Stearns Cos Inc                                          754,424
       46,600  Chase Manhattan Corp                                        3,710,525
      155,922  Citigroup Inc                                               8,059,218
       19,500  Countrywide Credit Industries Inc                             486,281
        8,200  Donaldson Lufkin & Jenrette                                   356,187
       44,600  Fannie Mae                                                  2,363,800
        2,000  Fifth Third Bancorp                                           104,125
       52,200  Firstar Corp                                                  929,812
       12,000  Fleet Boston Financial Corp                                   327,000
       23,000  Franklin Resources Inc                                        625,312
       41,200  Freddie Mac                                                 1,720,100
       23,200  Golden West Financial Corp                                    661,200
        9,400  Greenpoint Financial Corp                                     149,812
       23,200  Household International Inc                                   740,950
       16,400  J.P. Morgan & Co Inc                                        1,820,400
       15,700  Lehman Brothers Holding Inc                                 1,138,250

              See accompanying notes to the financial statements.              1

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
          300  M & T Bank Corp                                               110,700
       66,600  MBNA Corp                                                   1,515,150
       34,000  Merrill Lynch                                               3,485,000
       19,300  MGIC Investment Corp                                          721,337
       16,700  Morgan Stanley Dean Witter & Co                             1,176,306
        3,800  Old Kent Financial Corp                                        99,512
       18,100  Paine Webber Group Inc                                        692,325
        6,400  Summit Bancorp                                                153,200
        8,700  UnionBanCal Corp                                              279,487
        8,700  Wells Fargo & Co                                              287,644
                                                                        ------------
                                                                          38,991,930
                                                                        ------------
               CHEMICALS -- 1.3%
       22,600  Air Products and Chemicals                                    581,950
        7,400  Du Pont (E.I.) De Nemours                                     373,700
        8,400  Eastman Chemical Co                                           301,875
        9,400  PPG Industries Inc                                            464,125
       21,200  Praxair Inc                                                   715,500
        9,058  Rohm & Haas Co                                                365,717
       17,700  Sherwin Williams Co                                           338,512
       21,200  Union Carbide Corp                                          1,138,175
                                                                        ------------
                                                                           4,279,554
                                                                        ------------
               COMPUTER AND OFFICE EQUIPMENT -- 10.0%
       59,400  Cisco Systems Inc*                                          7,851,937
       15,400  Computer Associates International Inc                         990,412
        3,900  Electronic Data Systems Corp                                  252,525
       15,500  Gateway Inc*                                                1,065,625
       18,900  Hewlett Packard Co                                          2,542,050
       26,400  IBM Corp                                                    2,692,800
        7,600  Micron Technology Inc*                                        745,275
      216,500  Oracle Corp*                                               16,075,125
                                                                        ------------
                                                                          32,215,749
                                                                        ------------
               CONSTRUCTION -- 0.5%
       20,900  Georgia-Pacific Corp                                          724,969
       12,750  Home Depot Inc                                                737,109
                                                                        ------------
                                                                           1,462,078
                                                                        ------------

              See accompanying notes to the financial statements.
2

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER GOODS -- 1.2%
       16,800  Eastman Kodak Co                                              962,850
       13,400  Fortune Brands Inc                                            293,125
        7,400  Johnson Controls                                              394,975
       64,300  Mattel Co                                                     618,887
       14,500  Nike Inc, Class B                                             412,344
        4,600  Procter and Gamble Co                                         404,800
       12,700  VF Corp                                                       313,531
        7,100  Whirlpool Corp                                                385,619
                                                                        ------------
                                                                           3,786,131
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 10.4%
       13,100  Analog Devices Inc*                                         2,056,700
       28,300  Emerson Electric Co                                         1,289,419
       23,600  General Electric Co                                         3,119,625
        6,100  Jabil Circuit Inc*                                            423,569
        6,600  Linear Technology Corp                                        692,587
       33,800  LSI Logic Corp*                                             2,165,312
       28,400  Motorola Inc                                                4,842,200
       16,900  National Semiconductor Corp*                                1,269,612
       50,100  Nortel Networks Corp                                        5,586,150
       27,300  Qualcomm Inc*                                               3,888,544
       26,200  Raytheon Co, Class B                                          484,700
       10,400  Tellabs Inc*                                                  499,200
       35,100  Texas Instruments Inc                                       5,844,150
       14,900  Xilinx Inc*                                                 1,188,275
                                                                        ------------
                                                                          33,350,043
                                                                        ------------
               FOOD AND BEVERAGE -- 1.4%
       11,600  Anheuser Busch Cos Inc                                        743,850
       44,335  Archer Daniels Midland Co                                     446,121
        3,500  Bestfoods                                                     146,781
        3,300  Heinz (HJ) Co                                                 105,394
       51,800  Nabisco Group Holdings                                        446,775
       30,800  Seagrams Co Ltd                                             1,809,500
        8,100  Sysco Corp                                                    265,781
       10,300  Tyson Food Inc, Class A                                       106,219
        8,800  Wrigley (William Jr) Co                                       595,100
                                                                        ------------
                                                                           4,665,521
                                                                        ------------

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- 2.5%
       58,700  Columbia HCA Healthcare Corp                                1,133,644
       39,200  Johnson & Johnson                                           2,812,600
        7,300  Pharmacia & Upjohn Inc                                        347,662
       11,600  Stryker Corp                                                  678,600
       41,500  Tenet Healthcare Corp*                                        726,250
       35,700  United Healthcare Corp                                      1,825,162
        8,900  Wellpoint Health Network*                                     600,750
                                                                        ------------
                                                                           8,124,668
                                                                        ------------
               INSURANCE -- 3.5%
       17,700  Aetna Life and Casualty Co                                    727,912
        7,100  Allmerica Financial Corp                                      296,425
       75,600  Allstate Corp                                               1,474,200
        8,300  AMBAC Inc                                                     364,681
       14,700  American General Corp                                         767,156
       24,000  AXA Financial Inc                                             718,500
       18,300  Chubb Corp                                                    900,131
       15,100  Cigna Corp                                                  1,114,569
        8,400  CNA Financial Corp*                                           226,800
       44,566  Conseco Inc                                                   651,778
       26,500  Hartford Financial Services Group Inc                         828,125
        3,800  Jefferson Pilot Corp                                          197,837
       15,500  Lincoln National Corp                                         431,094
       13,700  MBIA Inc                                                      525,737
       10,200  ReliaStar Financial Corp                                      284,962
       26,300  Saint Paul Cos Inc                                            588,462
       13,000  Torchmark Corp                                                257,562
       13,100  Travelers Property Casualty Corp, Class A                     414,287
       25,700  Unumprovident Corp                                            343,737
                                                                        ------------
                                                                          11,113,955
                                                                        ------------
               MACHINERY -- 1.9%
       20,600  Applied Materials Inc*                                      3,768,512
       20,300  Baker Hughes Inc                                              525,263
       11,400  Caterpillar Inc                                               399,713
       26,700  Deere and Co                                                  954,525
        4,800  Dover Corp                                                    185,100
        9,700  Parker-Hannifin Corp                                          351,625
                                                                        ------------
                                                                           6,184,738
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MANUFACTURING -- 2.0%
       17,500  Corning Inc                                                 3,290,000
       15,600  Leggett & Platt Inc                                           262,275
       16,700  Minnesota Mining and Manufacturing Co                       1,471,688
       20,400  Owens Illinois Inc*                                           281,775
       19,200  Rockwell International Corp                                   868,800
        7,700  Temple Inland Inc                                             393,663
                                                                        ------------
                                                                           6,568,201
                                                                        ------------
               METALS AND MINING -- 0.8%
       21,600  Alcan Aluminum Ltd                                            712,800
       22,100  Phelps Dodge Corp                                           1,041,463
       10,400  Reynolds Metals Co                                            660,400
                                                                        ------------
                                                                           2,414,663
                                                                        ------------
               OIL AND GAS -- 4.4%
       11,300  Amerada Hess Corp                                             571,356
       35,400  Atlantic Richfield Co                                       2,513,400
       17,600  Burlington Resources Inc                                      486,200
       11,900  Chevron Corp                                                  888,781
       12,300  Columbia Energy Group                                         725,700
       31,500  Diamond Offshore Drilling Inc                               1,000,125
       53,877  Exxon Mobil Corp                                            4,057,612
        4,600  Kerr-McGee Corp                                               205,850
       30,900  Occidental Petroleum Corp                                     496,331
       17,600  Phillips Petroleum Co                                         673,200
       26,900  Texaco Inc                                                  1,276,069
       10,500  Unocal Corp                                                   280,875
       31,700  USX - Marathon Group                                          685,513
        2,600  Vastar Resources Inc                                          137,963
                                                                        ------------
                                                                          13,998,975
                                                                        ------------
               PAPER AND ALLIED PRODUCTS -- 1.1%
       16,300  Champion International Corp                                   843,525
       24,895  International Paper Co                                        916,447
       10,100  Kimberly-Clark Corp                                           522,044
       16,200  Mead Corp                                                     484,988
       10,700  Weyerhaeuser Co                                               549,044
       10,700  Willamette Industries Inc                                     363,131
                                                                        ------------
                                                                           3,679,179
                                                                        ------------

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 3.5%
       96,500  Abbott Laboratories                                         3,160,375
       65,900  Amgen Inc*                                                  4,493,556
       36,800  Bristol Myers Squibb Co                                     2,090,700
        8,500  Immunex Corp*                                               1,678,219
                                                                        ------------
                                                                          11,422,850
                                                                        ------------
               PRIMARY MATERIALS -- 0.0%
        8,900  Crown Cork & Seal Inc                                         124,600
                                                                        ------------
               PRIMARY PROCESSING -- 0.8%
       15,500  Alcoa Inc                                                   1,061,750
        5,700  Dow Chemical Co                                               618,450
       19,600  Nucor Corp                                                    973,875
                                                                        ------------
                                                                           2,654,075
                                                                        ------------
               PRINTING AND PUBLISHING -- 0.5%
        5,500  Gannett Co Inc                                                358,531
        9,600  Knight Ridder Inc                                             450,000
       12,800  Tribune Co                                                    498,400
          300  Washington Post Co, Class B                                   146,325
                                                                        ------------
                                                                           1,453,256
                                                                        ------------
               REFINING -- 1.2%
       60,100  Royal Dutch Petroleum Co                                    3,155,250
       21,600  Tosco Corp                                                    577,800
                                                                        ------------
                                                                           3,733,050
                                                                        ------------
               RETAIL TRADE -- 3.6%
       68,476  Albertsons Inc                                              1,677,662
       24,300  Autozone Inc*                                                 596,869
       12,900  Circuit City Stores Inc                                       520,838
       29,100  Federated Department Stores Inc*                            1,067,606
      111,500  Kmart Corp*                                                   982,594
       25,600  May Department Stores Co                                      670,400
       22,500  McDonald's Corp                                               710,156
       21,800  Penney (JC) Co Inc                                            343,350
       15,000  Safeway Inc*                                                  578,438
       58,500  Sears Roebuck & Co                                          1,612,406

6             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
       12,600  Tandy Corp                                                    479,588
       11,900  Tiffany & Co                                                  763,831
       60,500  Toys R Us Inc*                                                748,688
       16,600  Wal Mart Stores Inc                                           808,213
                                                                        ------------
                                                                          11,560,639
                                                                        ------------
               SERVICES -- 1.0%
       31,000  Cendant Corp*                                                 552,188
        4,300  FedEx Corp*                                                   150,231
       12,100  Fluor Corp                                                    344,094
       13,300  Marriott International Inc, Class A                           366,581
       31,800  The Walt Disney Co.                                         1,065,300
        9,800  Time Warner Inc                                               837,900
                                                                        ------------
                                                                           3,316,294
                                                                        ------------
               TECHNOLOGY -- 10.6%
       57,000  BMC Software Inc*                                           2,622,000
       19,200  First Data Corp                                               864,000
        7,200  Grainger (WW) Inc                                             308,250
       46,100  Honeywell International Inc                                 2,218,563
       79,300  Intel Corp                                                  8,960,900
       11,900  JDS Uniphase Corp*                                          3,137,138
       20,000  Microsoft Corp*                                             1,787,500
       11,000  PE Corp - PE Biosystems Group                               1,160,500
       47,600  Seagate Technology Corp*                                    2,374,050
       23,700  Solectron Corp*                                             1,552,350
       74,400  Sun Microsystems Inc*                                       7,086,600
       23,900  Teradyne Inc*                                               2,079,300
                                                                        ------------
                                                                          34,151,151
                                                                        ------------
               TELECOMMUNICATIONS -- 10.1%
        5,800  Alltel Corp                                                   336,400
      223,532  AT & T Corp                                                11,050,863
       16,600  AT & T Liberty Media Group*                                   867,350
       42,186  Bell Atlantic Corp                                          2,064,477
       36,400  Bellsouth Corp                                              1,483,300
       21,000  CBS Corp*                                                   1,250,813
       51,400  GTE Corp                                                    3,032,600
       50,638  MCI Worldcom Inc*                                           2,259,721

              See accompanying notes to the financial statements.              7

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- CONTINUED
       10,800  MediaOne Group Inc*                                           847,800
       11,400  Nextel Communications Inc, Class A*                         1,558,950
       87,914  SBC Communications Inc                                      3,340,732
       20,900  Sprint Corp                                                 1,274,900
        6,200  Telephone and Data Systems Inc                                654,100
        4,600  United States Cellular Corp*                                  307,913
        6,600  US West Inc                                                   479,325
       32,200  Viacom Inc, Class B*                                        1,795,150
                                                                        ------------
                                                                          32,604,394
                                                                        ------------
               TRANSPORTATION -- 1.8%
       24,100  AMR Corp*                                                   1,274,288
       57,800  Burlington Northern Santa Fe Railroad Co                    1,137,938
       23,700  CSX Corp                                                      525,844
       14,800  Delta Air Lines Inc                                           675,250
       27,200  Norfolk Southern Corp                                         368,900
       18,800  UAL Corp*                                                     916,500
       24,900  Union Pacific Corp                                            946,200
                                                                        ------------
                                                                           5,844,920
                                                                        ------------
               UTILITIES -- 4.0%
        2,200  AES Corp*                                                     184,387
        9,100  Allegheny Energy Inc                                          236,031
       15,500  Ameren Corp                                                   465,000
        9,700  American Electric Power Inc                                   272,813
       32,200  Central & South West Corp                                     541,363
        9,100  Cinergy Corp                                                  194,513
       19,500  Coastal Corp                                                  820,219
        6,400  Consolidated Edison Inc                                       176,400
       21,100  Constellation Energy Group Inc                                627,725
       16,000  Dominion Resources Inc                                        587,000
       30,000  DTE Energy Co                                                 905,625
       13,800  Edison International                                          363,113
       10,900  El Paso Energy Corp                                           403,981
       57,300  Entergy Corp                                                1,160,325
       23,000  Firstenergy Corp                                              429,813
        2,900  Florida Progress Corp                                         123,613
        7,300  FPL Group Inc                                                 281,963
       25,600  General Public Utilities Inc                                  636,800

8             See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)   DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                UTILITIES -- CONTINUED
        10,400  Keyspan Corp                                                   211,900
        12,800  New Century Energies Inc                                       346,400
         1,800  New England Electric System                                     97,200
        15,400  Niagara Mohawk Holdings Inc*                                   180,950
         8,600  Northern States Power Co                                       151,038
        22,000  PG & E Corp                                                    453,750
         5,400  Pinnacle West Capital Corp                                     149,175
         6,400  Potomac Electric Power Co                                      130,000
        14,100  PPL Corp                                                       283,763
        25,600  Public Service Enterprise Group Inc                            742,400
         7,200  Reliant Energy Inc                                             148,050
         3,000  Southern Co                                                     66,563
         5,800  Teco Energy Inc                                                104,400
        33,400  Texas Utilities Co                                           1,089,675
         4,600  Unicom Corp                                                    173,938
                                                                         -------------
                                                                            12,739,886
                                                                         -------------

                TOTAL COMMON STOCKS (COST $296,954,528)                    305,527,048
                                                                         -------------
                SHORT-TERM INVESTMENTS -- 7.6%
                CASH EQUIVALENTS -- 2.7%
$      685,384  BankBoston Eurodollar Time Deposit, 6.1175%, due
                  4/28/00(a)                                                   685,384
$      645,024  First Union National Bank Time Deposit, 5.8125%, due
                  3/01/00(a)                                                   645,024
$      967,537  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)        967,537
     3,276,589  Merrimac Cash Fund Premium Class(a)                          3,276,589
$    3,000,000  Prudential Securities Group, Inc. Master Note, 6.1875%,
                  due 3/10/00(a)                                             3,000,000
                                                                         -------------
                                                                             8,574,534
                                                                         -------------
                U.S. GOVERNMENT -- 0.8%
$    2,760,000  U.S. Treasury Bill, 5.689%, due 6/29/00(b)                   2,708,388
                                                                         -------------

              See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)   DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT -- 4.1%
$   13,111,484  Salomon Smith Barney Inc. Repurchase Agreement, dated
                2/29/00, due 3/1/00, with a maturity value of
                $13,113,287 and an effective yield of 4.95%,
                collateralized by a U.S. Treasury Obligation with a
                rate of 8.125%, maturity date of 8/15/19 and market
                value, including accrued interest, of $13,373,714.          13,111,484
                                                                         -------------

                TOTAL SHORT-TERM INVESTMENTS (COST $24,395,786)             24,394,406
                                                                         -------------
                TOTAL INVESTMENTS -- 102.5%
                (Cost $321,350,314)                                        329,921,454

                Other Assets and Liabilities (net) -- (2.5%)                (8,135,760)
                                                                         -------------
                TOTAL NET ASSETS -- 100.0%                               $ 321,785,694
                                                                         =============

                NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) Security has been segregated to cover margin requirements on open financial futures contracts.

10            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $321,350,314) (Note 1)         $329,921,454
   Dividends and interest receivable                               486,956
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                109,350
   Receivable for expenses waived or borne by Manager
    (Note 2)                                                         5,825
                                                              ------------
      Total assets                                             330,523,585
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)             8,574,534
   Payable to affiliate for (Note 2):
      Management fee                                                83,712
      Shareholder service fee                                       38,050
   Accrued expenses                                                 41,595
                                                              ------------
      Total liabilities                                          8,737,891
                                                              ------------
NET ASSETS                                                    $321,785,694
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $301,127,355
   Accumulated undistributed net investment income                 774,890
   Accumulated net realized gain                                11,406,835
   Net unrealized appreciation                                   8,476,614
                                                              ------------
                                                              $321,785,694
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $321,785,694
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    22,424,824
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      14.35
                                                              ============

              See accompanying notes to the financial statements.             11

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $9,290)             $ 3,292,950
   Interest (including securities lending income
    of $24,068)                                                 1,417,122
                                                              -----------
      Total income                                              4,710,072
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        855,754
   Custodian and transfer agent fees                               86,279
   Audit fees                                                      34,851
   Legal fees                                                       6,479
   Trustees fees (Note 2)                                           3,009
   Registration fees                                                2,107
   Miscellaneous                                                    2,833
   Fees waived or borne by Manager (Note 2)                      (135,558)
                                                              -----------
                                                                  855,754
   Shareholder service fee (Note 2)
      Class III                                                   388,979
                                                              -----------
      Net expenses                                              1,244,733
                                                              -----------
            Net investment income                               3,465,339
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              40,468,811
      Closed futures contracts                                  3,002,730
      Closed swap contracts                                    (1,012,894)
                                                              -----------

         Net realized gain                                     42,458,647
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (11,292,493)
      Open futures contracts                                      125,762
      Open swap contracts                                         173,044
                                                              -----------

         Net unrealized loss                                  (10,993,687)
                                                              -----------

      Net realized and unrealized gain                         31,464,960
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $34,930,299
                                                              ===========

12            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,465,339       $  1,799,442
   Net realized gain                                         42,458,647         12,285,912
   Change in net unrealized appreciation (depreciation)     (10,993,687)         2,331,870
                                                           ------------       ------------
   Net increase in net assets from operations                34,930,299         16,417,224
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (3,120,661)        (1,592,308)
                                                           ------------       ------------
      Total distributions from net investment income         (3,120,661)        (1,592,308)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (34,891,112)       (15,222,676)
                                                           ------------       ------------
      Total distributions from net realized gains           (34,891,112)       (15,222,676)
                                                           ------------       ------------
                                                            (38,011,773)       (16,814,984)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              97,708,683        127,633,807
                                                           ------------       ------------
   Increase in net assets resulting from net share
    transactions                                             97,708,683        127,633,807
                                                           ------------       ------------
      Total increase in net assets                           94,627,209        127,236,047
NET ASSETS:
   Beginning of period                                      227,158,485         99,922,438
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $774,890 and
    $430,212, respectively)                                $321,785,694       $227,158,485
                                                           ============       ============

              See accompanying notes to the financial statements.             13

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                   YEAR ENDED FEBRUARY 28/29,
                                          ---------------------------------------------
                                            2000      1999     1998     1997     1996
                                          --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  14.26  $  14.05  $ 12.98  $ 12.93  $ 10.65
                                          --------  --------  -------  -------  -------

Income from investment operations:
   Net investment income                      0.20      0.18     0.22     0.24     0.28
   Net realized and unrealized gain           1.94      1.99     4.07     2.41     3.71
                                          --------  --------  -------  -------  -------

      Total from investment operations        2.14      2.17     4.29     2.65     3.99
                                          --------  --------  -------  -------  -------

Less distributions to shareholders:
   From net investment income                (0.19)    (0.19)   (0.22)   (0.24)   (0.25)
   From net realized gains                   (1.86)    (1.77)   (3.00)   (2.36)   (1.46)
                                          --------  --------  -------  -------  -------

      Total distributions                    (2.05)    (1.96)   (3.22)   (2.60)   (1.71)
                                          --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $  14.35  $  14.26  $ 14.05  $ 12.98  $ 12.93
                                          ========  ========  =======  =======  =======
TOTAL RETURN(a)                              15.10%    16.29%   37.82%   22.76%   38.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $321,786  $227,158  $99,922  $66,260  $57,485
   Net expenses to average daily net
     assets                                   0.48%     0.48%    0.48%    0.48%    0.48%
   Net investment income to average
     daily net assets                         1.34%     1.35%    1.66%    1.83%    2.25%
   Portfolio turnover rate                     108%       77%      70%     131%      81%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per
     share amounts:                       $   0.01  $   0.03  $  0.04  $  0.04  $  0.03

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.

14            See accompanying notes to the financial statements.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $8,366,490, collateralized by cash in the amount of $8,574,534, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000, there were no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $156,532 in purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

      Effective April 7, 2000, the Fund will no longer charge a purchase premium.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .50% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .33% of average daily net assets.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $3,009. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $339,310,987 and $247,020,354, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $322,628,917     $43,971,347       $(36,678,810)     $7,292,537

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 57.0% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended               Year Ended
                                                           February 29, 2000         February 28, 1999
                                                        ------------------------  -----------------------
                                                          Shares       Amount      Shares       Amount
         Class III:                                     ----------  ------------  ---------  ------------
         Shares sold                                     8,011,905  $123,086,297  8,174,912  $118,663,463
         Shares issued to shareholders
           in reinvestment of distributions              2,549,261    37,093,513  1,181,509    16,525,109
         Shares repurchased                             (4,062,483)  (62,471,127)  (544,280)   (7,554,765)
                                                        ----------  ------------  ---------  ------------
         Net increase                                    6,498,683  $ 97,708,683  8,812,141  $127,633,807
                                                        ==========  ============  =========  ============

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

         Number of                                 Contract   Net Unrealized
         Contracts      Type     Expiration Date    Value      Depreciation
         ----------  ----------  ---------------  ----------  --------------

            Buys
             18       S&P 500     March 2000       6,174,000     $(94,526)
                                                                 ========

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 64.7% of distributions as net capital gain dividends.

GMO TOBACCO-FREE CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Tobacco-Free Core Fund returned 15.1% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, narrow market conditions persisted despite a brief broadening in the market in the second quarter. U.S. market returns were dominated by technology and telecommunications stocks. Growth stocks across all market capitalization bands outperformed value stocks.

Sector selection was neutral relative to the benchmark. The Fund's underweight in consumer staple (particularly food and beverage) stocks added 190 basis points as these stocks underperformed the benchmark by 35% for the fiscal year. The underweight positions in financial services and health care stocks, also poor performers, added modestly to performance. The exclusion of tobacco stocks, which underperformed the benchmark by 56% during the period, also contributed positively to performance. These positive contributions were offset by an overweight position in value stocks, including auto/transportation stocks and electric utilities. These positions detracted -200 basis points in aggregate from performance.

Stock selection added value. Selection was particularly strong in technology, pharmaceutical and producer durable stocks. Weak selection among telephone utility, financial services, consumer staple and consumer durable stocks detracted from performance.

The MOMENTUM stock selection strategy performed well. The INTRINSIC VALUE strategy was neutral relative to the benchmark, while the NEGLECT, BOOK VALUE and CASH FLOW strategies underperformed.

OUTLOOK

The portfolio is conservatively positioned, with a lower price-to-book, lower price-to-earnings and a higher dividend yield than the S&P 500. In our view, value stocks are significantly undervalued compared to growth stocks. The spread of value stocks relative to growth stocks is at its widest level since the early 1970's. The Fund is overweight in both auto/transportation stocks and electric utilities, reflecting our preference for value stocks. We are gradually reducing our exposure to technology stocks. While earlier in 1999 many of these stocks were attractive to our intrinsic value methodology, most technology stocks have appreciated to a point where they are now expensive on this measure.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             GMO TOBACCO-FREE CORE FUND CLASS III SHARES AND THE S&P 500 INDEX
                                 AS OF FEBRUARY 29, 2000


Average Annual Total Returns
Inception 10/31/91
1yr          5yr          10yr (ITD)
14.94        25.64        19.8


                                          [GRAPH]



       Date                            GMO Tobacco Free Core Fund-III               S&P 500
     10/31/91                                      9986                              10000
     12/31/91                                     10648                              10695
      3/31/92                                     10327                              10426
      6/30/92                                     10639                              10625
      9/30/92                                     10771                              10960
     12/31/92                                     11254                              11512
      3/31/93                                     12039                              12015
      6/30/93                                     12340                              12074
      9/30/93                                     12997                              12385
     12/31/93                                     13214                              12673
      3/31/94                                     12852                              12191
      6/30/94                                     12889                              12243
      9/30/94                                     13379                              12841
     12/31/94                                     13530                              12840
      3/31/95                                     14785                              14090
      6/30/95                                     16386                              15435
      9/30/95                                     18132                              16661
     12/31/95                                     19349                              17664
      3/31/96                                     20057                              18613
      6/30/96                                     20744                              19446
      9/30/96                                     21351                              20049
     12/31/96                                     22889                              21720
      3/31/97                                     23473                              22302
      6/30/97                                     27315                              26196
      9/30/97                                     30640                              28158
     12/31/97                                     31038                              28967
      3/31/98                                     35284                              33007
      6/30/98                                     36144                              34096
      9/30/98                                     32527                              30705
     12/31/98                                     38859                              37244
      3/31/99                                     40865                              39099
      6/30/99                                     43755                              41856
      9/30/99                                     40864                              39242
     12/31/99                                     47117                              45079
      2/29/00                                     45105                              42004

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO TAX-MANAGED SMALL COMPANIES FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed Small Companies Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 1999 (commencement of operations) to February 29, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.8%
               AEROSPACE -- 0.3%
          500  Curtiss Wright Corp                                             18,500
        1,000  Fairchild Corp, Class A*                                         6,125
        5,700  Kaman Corp, Class A                                             56,644
        5,600  Kellstrom Industries Inc*                                       38,850
                                                                        -------------
                                                                              120,119
                                                                        -------------
               AUTOMOTIVE -- 1.3%
        6,700  Arvin Industries Inc                                           123,112
          600  Bandag Inc                                                      14,100
          800  Borg Warner Automotive Inc                                      25,600
        1,900  Cooper Tire & Rubber Co                                         20,544
        7,000  Dura Automotive Systems Inc*                                    91,437
        1,500  Meritor Automotive Inc                                          21,000
        1,000  Modine Manufacturing Co                                         22,812
        1,400  Smith (AO) Corp, Class B                                        24,150
          800  Superior Industries International Inc                           19,100
        3,100  Titan International Inc                                         22,862
       12,400  United Automotive Group Inc*                                   103,850
        2,300  Wabash National Corp                                            32,200
                                                                        -------------
                                                                              520,767
                                                                        -------------
               BANKING AND FINANCIAL SERVICES -- 8.0%
        5,000  Acceptance Insurance Cos Inc*                                   20,625
       12,000  Advanta Corp, Class A                                          223,500
       36,600  Amresco Inc*                                                    50,325
        1,100  Andover Bancorp Inc                                             29,425
        5,100  Astoria Financial Corp                                         121,444
          100  Bancfirst Corp                                                   2,775
        2,200  Bancwest Corp                                                   33,412
        3,200  Bay View Capital Corp                                           28,000
        1,800  BSB Bancorp Inc                                                 32,287
        1,200  Charter Municipal Mortgage Acceptance                           14,325
        4,600  Commercial Federal Corp                                         59,512
        1,200  Corus Bancshares Inc                                            29,550
          100  CPB Inc                                                          2,250
        3,600  Credit Acceptance Corp*                                         19,800
          500  Dain Rauscher Corp                                              28,187
        6,300  Downey Financial Corp                                          124,031

              See accompanying notes to the financial statements.              1

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
        2,400  Edwards (AG) Inc                                                76,050
          800  First Bancorp Puerto Rico                                       13,600
        2,600  First Citizens Bancshares, Class A                             167,700
        1,000  First Commerce Bancshares Inc, Class A                          34,750
        1,100  First Federal Financial Corp*                                   14,025
          500  First Indiana Corp                                              10,125
        3,000  First Republic Bank*                                            45,750
        4,000  Flagstar Bancorp Inc                                            51,500
        4,100  GBC Bancorp (California)                                       110,700
        3,300  Hamilton Bancorp Inc*                                           55,069
        7,500  Hibernia Corporation, Class A                                   67,969
        7,800  Imperial Credit Industries Inc*                                 44,850
        1,000  Interwest Bancorp Inc                                           17,500
        4,700  Jefferies Group Inc                                            109,862
        3,500  Leucadia National Corp                                          74,812
        7,400  Liberty Financial Cos                                          142,912
          700  Midland Co                                                      15,750
        1,200  Morgan Keegan Inc                                               17,100
          800  North Fork Bancorp                                              13,100
       20,800  Ocwen Financial Corp*                                          123,500
       12,300  Pacific Century Financial Corp                                 186,806
        3,900  PFF Bancorp Inc                                                 58,987
        1,050  PMI Group Inc                                                   38,128
        1,600  Raymond James Financial Corp                                    31,600
       17,800  Resource America Inc                                           125,712
       11,200  Resource Bancshares Mortgage Group Inc                          41,300
        1,800  Ryland Group Inc                                                31,950
       35,800  Sovereign Bancorp Inc                                          259,550
        2,400  Student Loan Group                                              93,300
        4,900  U.S. Bancorp Inc                                                48,081
        2,860  UMB Financial Corp                                              96,167
          500  Value Line Inc                                                  17,937
        6,500  Westcorp                                                        83,281
                                                                        -------------
                                                                            3,138,871
                                                                        -------------
               CHEMICALS -- 1.1%
        5,600  Cytec Industries Inc*                                          135,800
        1,600  IMC Global Inc                                                  21,600
        6,600  Mississippi Chemical Corp                                       49,500
        1,500  Olin Corp                                                       23,250

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CHEMICALS -- CONTINUED
          700  Omnova Solutions Inc                                             4,594
          900  Stepan Co                                                       18,450
       23,700  Terra Industries Inc                                            54,806
        6,900  Wellman Inc                                                    128,512
                                                                        -------------
                                                                              436,512
                                                                        -------------
               COMPUTER AND OFFICE EQUIPMENT -- 2.6%
          700  Micros Systems Inc*                                             38,762
       28,000  Neomagic Corp*                                                 151,376
        7,500  Reynolds & Reynolds Inc, Class A                               207,187
       17,500  Sterling Software Inc*                                         627,812
                                                                        -------------
                                                                            1,025,137
                                                                        -------------
               CONSTRUCTION -- 2.5%
          500  Centex Construction Products Inc                                11,625
          700  Centex Corp                                                     13,781
        3,600  Horton (DR) Inc                                                 40,500
        1,100  Kaufman & Broad Home Corp                                       21,037
          300  MDC Holdings Inc                                                 4,556
       12,100  Pulte Corp                                                     203,431
       10,500  Texas Industries Inc                                           315,000
       16,600  Toll Brothers Inc*                                             275,975
        2,600  US Home Corp*                                                   89,050
                                                                        -------------
                                                                              974,955
                                                                        -------------
               CONSUMER GOODS -- 4.4%
          700  Bassett Furniture Industries Inc                                 9,450
          900  Brown Shoe Co Inc                                                9,450
       15,500  Burlington Industries Inc*                                      43,594
        2,200  Callaway Golf Co                                                26,400
       25,100  CHS Electronics Inc*                                            21,962
        3,500  Compucom Systems Inc*                                           15,750
        1,775  CoorsTek Inc*                                                   34,612
        8,100  Daisytek International Corp*                                   185,794
          700  Department 56 Inc*                                               9,887
          600  Enesco Group Inc                                                 4,350
       11,200  Footstar Inc*                                                  276,500
        1,900  Gibson Greetings Inc*                                           15,319
        1,100  Hon Industries Inc                                              20,281

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSUMER GOODS -- CONTINUED
        5,200  Kellwood Co                                                     87,750
        9,900  Kimball International, Class B                                 150,356
          900  Lancaster Colony Corp                                           26,775
        1,000  Liz Claiborne Inc                                               37,437
          300  Mikasa Inc                                                       2,737
          900  Mohawk Industries Inc*                                          19,969
        3,700  Natures Sunshine Products Inc                                   38,850
       12,900  Nautica Enterprises Inc*                                       136,256
        2,800  Oakley Inc*                                                     24,150
          600  Oxford Industries Inc                                            9,975
        8,542  Pittston Brinks Group                                          152,688
        1,000  Polo Ralph Lauren Corp*                                         16,750
        2,100  Russell Corp                                                    29,006
        5,100  Standard Register Co                                            69,487
        4,600  Tech Data Corp*                                                 99,762
        7,700  Unifi Inc*                                                      73,631
        2,400  US Industries Inc                                               27,450
        1,200  Wallace Computer Services                                       12,525
        1,900  Wolverine World Wide Inc                                        21,850
                                                                        -------------
                                                                            1,710,753
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 9.7%
        6,300  3DFX Interactive Inc*                                           58,275
       13,500  Arrow Electronics Inc*                                         408,375
        7,500  Baldor Electric Co.                                            121,406
        1,000  C-Cube Microsystems Inc*                                        93,250
        8,600  Cable Design Technologies Corp*                                198,875
        2,600  Diebold Inc                                                     63,700
          200  Franklin Electric Inc                                           13,325
        1,600  Genlyte Group Inc*                                              32,000
       68,700  Glenayre Technologies Inc*                                   1,365,412
        2,800  Harman International Industries                                173,425
        4,300  Hubbell Inc, Class B                                           104,544
        4,200  Innovex Inc                                                     39,637
       14,200  Komag Inc*                                                      31,507
          400  Litton Industries *                                             11,975
        8,200  Magnetek Inc*                                                   70,725
          900  Moog Inc, Class A*                                              16,087
        3,300  Oak Technology Inc*                                             60,225
       12,600  Picturetel Corp*                                                95,287

4             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT -- CONTINUED
       16,000  Pioneer Standard Electronics Inc                               294,000
        2,400  Primex Technologies                                             50,400
       21,800  Sensormatic Electronics Corp*                                  414,200
          400  Thermo Ecotek Corp*                                              2,500
          400  Thomas & Betts Corp                                              8,975
        1,300  Triumph Group Inc*                                              38,025
                                                                        -------------
                                                                            3,766,130
                                                                        -------------
               FOOD AND BEVERAGE -- 1.8%
        1,600  Agribrands International Inc*                                   58,500
       16,900  Bob Evans Farms Inc                                            229,206
        1,600  Chiquita Brands International Inc                                7,100
        1,100  Corn Product International Inc                                  25,919
          200  Farmer Brothers Co                                              32,000
       15,900  IBP Inc                                                        198,750
        7,300  Imperial Sugar Co                                               19,619
          600  International Multifoods Corp                                    6,562
          800  Interstate Bakeries Corp                                         9,150
          700  Luby's Cafeterias Inc                                            7,306
          700  Michael Foods Inc                                               15,312
        2,400  Ralcorp Holdings Inc*                                           35,850
          900  Smithfield Foods Inc*                                           13,950
          600  Suiza Foods Corp*                                               23,475
          900  Universal Corp                                                  14,737
        1,200  Universal Foods Corp                                            21,675
                                                                        -------------
                                                                              719,111
                                                                        -------------
               HEALTH CARE -- 3.8%
        4,200  Alterra Healthcare Corp*                                        25,200
        1,200  Apria Healthcare Group*                                         17,100
          800  Arrow International Inc                                         31,600
       16,000  Beverly Enterprises Inc*                                        42,000
          600  Bindley Western Industries Inc                                  10,312
        2,100  Coventry Health Care Inc*                                       17,194
          700  Dentsply International Inc                                      17,937
       27,200  Health Management Associates Inc*                              292,400
       18,400  Healthsouth Corp*                                               89,700
          900  Invacare Corp                                                   21,937
        2,200  Lincare Holdings Inc*                                           51,562

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
       10,500  Magellan Health Services Inc*                                   61,687
        1,200  Mallinckrodt Inc                                                29,550
        7,700  Manor Care Inc*                                                 66,894
        1,100  Mentor Corp                                                     30,525
        2,200  Mid Atlantic Medical Services Inc*                              18,012
          900  Ocular Sciences Inc*                                            13,500
        4,700  Pediatrix Medical Group Inc*                                    37,012
       21,600  Phycor Inc*                                                     24,976
       33,900  PSS World Medical Inc*                                         218,231
       11,100  Quorum Health Group Inc*                                        98,860
        9,800  Sierra Health Services Inc*                                     60,025
        3,800  Sola International Inc*                                         19,000
        3,500  Steris Corp*                                                    33,906
       44,200  Total Renal Care Holdings*                                     132,600
          900  Trigon Healthcare Inc*                                          28,744
                                                                        -------------
                                                                            1,490,464
                                                                        -------------
               INDUSTRIAL -- 0.3%
        5,800  Gerber Scientific Inc                                           97,150
                                                                        -------------
               INSURANCE -- 4.9%
          910  ACE Ltd                                                         16,266
          900  American Financial Group Inc                                    18,900
          700  American National Insurance Co                                  40,950
        8,000  Amerus Life Holdings Inc                                       162,500
        1,000  Argonaut Group Inc                                              19,000
        4,500  Berkley (WR) Corp                                               72,281
          800  Commerce Group Inc                                              23,900
        1,836  Delphi Financial Group Inc*                                     48,424
        1,300  Everest Re Group Ltd                                            31,931
        3,300  Fidelity National Financial Inc                                 41,456
        2,600  First American Financial Corp                                   30,225
        1,700  Fremont General Corp                                            12,325
        1,500  Frontier Insurance Group Inc                                     2,812
        5,100  Harleysville Group Inc                                          66,619
          800  Horace Mann Educators Corp                                      12,400
        2,000  Kansas City Life Insurance Co                                   64,000
        7,000  Landamerica Financial Group Inc                                126,000
        5,800  Mercury General Corp                                           131,587

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
        3,300  MMI Companies Inc                                               31,144
          700  Mony Group Inc                                                  20,037
          300  National Western Life Insurance, Class A*                       20,850
       23,000  Ohio Casualty Corp                                             284,625
       10,200  Old Republic International Corp                                119,212
        3,200  Pacificare Health Systems Inc*                                 145,400
          300  PMA Capital Corp, Class A                                        5,550
        1,200  Presidential Life Corp                                          18,750
          700  PXRE Group Ltd                                                   9,844
        2,000  Radian Group Inc                                                69,375
        2,800  Reliance Group Holdings Inc                                     12,425
          600  RLI Corp                                                        17,887
          400  SCPIE Holdings Inc                                              12,625
        6,600  Selective Insurance Group                                      101,887
        5,400  Stewart Information Services Corp                               73,912
          400  Transatlantic Holding Inc                                       28,175
        1,000  Trenwick Group Inc                                              13,187
                                                                        -------------
                                                                            1,906,461
                                                                        -------------
               LODGING -- 0.2%
       10,000  Boca Resorts Inc*                                               90,000
          300  Boyd Gaming Corp*                                                1,556
                                                                        -------------
                                                                               91,556
                                                                        -------------
               MACHINERY -- 1.9%
        5,400  Agco Corp                                                       59,400
        4,998  Albany International Corp*                                      72,471
        1,400  Cummins Engine Inc                                              46,637
       11,600  Donaldson Co Inc                                               263,900
        1,100  Federal Mogul Corp                                              14,987
        7,200  Flowserve Corp                                                  82,800
          800  FMC Corp*                                                       38,650
       13,400  Harnischfeger Industries Inc*                                   10,050
          300  IRI International Corp*                                          1,462
          800  Kaydon Corp                                                     18,400
        1,300  Kennametal Inc                                                  30,225
          900  Milacron Inc                                                    12,488
        2,600  Paxar Corp*                                                     25,838
          600  Starrett (LS) Co, Class A                                       13,800

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MACHINERY -- CONTINUED
          500  Tecumseh Products Co                                            21,563
        1,000  York International Corp                                         18,125
                                                                        -------------
                                                                              730,796
                                                                        -------------
               MANUFACTURING -- 2.6%
        7,100  ACX Technologies Inc*                                           22,631
        1,700  Amcast Industrial Corp                                          20,294
          600  Applied Power Inc, Class A                                      14,513
          400  Armstrong World Industries Inc                                   7,600
          800  Barnes Group Inc                                                11,350
        1,300  Champion Enterprises Inc*                                        8,206
       15,700  Clayton Homes Inc                                              127,563
        1,400  Commercial Intertech Corp                                       25,200
        1,600  Crane Co                                                        31,800
       15,500  Griffon Corp*                                                  129,813
        1,000  Harsco Corp                                                     24,813
        4,700  Hughes Supply Inc                                               84,013
          355  Huttig Building Products Inc*                                    1,509
          500  Lafarge Corp                                                     9,844
       13,300  Metals USA Inc*                                                103,075
          700  NCI Building Systems Inc*                                       10,588
       17,300  Omnicare Inc                                                   158,944
        1,000  Snap-On Inc                                                     21,813
          800  Standex International Corp                                      12,650
        8,100  Trinity Industries Inc                                         179,213
                                                                        -------------
                                                                            1,005,432
                                                                        -------------
               METALS AND MINING -- 1.2%
        4,200  Arch Coal Inc                                                   37,275
          500  Cleveland Cliffs Inc                                            12,469
        2,900  Commercial Metals Co                                            80,113
        1,700  Nacco Industries Inc, Class A                                   73,844
        2,800  Phelps Dodge Corp                                              131,950
        5,250  Reliance Steel and Aluminum Co                                 101,719
        1,600  Timken Co                                                       22,900
                                                                        -------------
                                                                              460,270
                                                                        -------------
               OIL AND GAS -- 9.3%
        3,852  Friede Goldman International Inc*                               20,223

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OIL AND GAS -- CONTINUED
          700  Helmerich & Payne Inc                                           18,638
       45,600  Kinder Morgan Inc                                            1,271,100
       16,500  Parker Drilling Co*                                             66,000
       49,600  Pride International Inc*                                       734,700
          700  Questar Corp                                                     9,756
          500  Seacor Smit Inc*                                                24,250
        6,800  Tidewater Inc                                                  192,525
       24,800  Transocean Sedco Forex Inc                                     978,050
        2,900  Varco International Inc*                                        32,081
       13,900  Veritas DGC Inc*                                               278,000
                                                                        -------------
                                                                            3,625,323
                                                                        -------------
               PAPER AND ALLIED PRODUCTS -- 1.6%
        1,700  Boise Cascade Office Products*                                  25,288
          900  Caraustar Industries Inc                                        14,963
        4,557  Kimberly-Clark Corp                                            235,540
       20,500  Mail-Well Inc*                                                 178,094
        3,500  Rock-Tenn Co, Class A                                           39,375
        3,300  Schweitzer-Mauduit International                                44,963
        1,400  Shorewood Packaging Corp*                                       29,050
        2,000  United Stationers Inc*                                          53,750
        1,500  Wausau-Mosinee Paper Corp                                       19,594
                                                                        -------------
                                                                              640,617
                                                                        -------------
               PHARMACEUTICALS -- 1.5%
       15,700  Henry Schein Inc*                                              294,375
        9,200  Mylan Laboratories Inc                                         211,600
        3,300  NBTY Inc*                                                       46,406
       10,000  NCS Healthcare Inc, Class A*                                    22,813
                                                                        -------------
                                                                              575,194
                                                                        -------------
               PRIMARY MATERIALS -- 0.0%
          400  West Pharmaceutical Services Inc                                11,775
                                                                        -------------
               PRIMARY PROCESSING -- 2.5%
        5,400  AK Steel Holding Corp                                           44,888
          500  Ameron Inc                                                      17,438
          900  Belden Inc                                                      20,363
        4,900  Bethlehem Steel Corp*                                           27,869

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRIMARY PROCESSING -- CONTINUED
          700  Carpenter Technology Corp                                       15,575
          200  Intermet Corp                                                    2,250
       25,400  LTV Corp                                                        84,138
       18,800  National Steel Corp, Class B                                   131,600
          500  NCH Corp                                                        19,813
        1,600  Oregon Steel Mills Inc                                           6,600
          600  Precision Castparts Corp                                        15,488
          800  Quanex Corp                                                     17,050
        1,000  Ryerson Tull Inc                                                13,250
        3,708  Superior TeleCom Inc                                            46,350
        1,600  Titanium Metals Corp                                             7,300
       23,000  USX-US Steel Group Inc                                         503,125
                                                                        -------------
                                                                              973,097
                                                                        -------------
               PRINTING AND PUBLISHING -- 0.4%
        4,700  Hollinger International Inc                                     56,694
        4,059  Quebecor Printing Inc                                           79,404
                                                                        -------------
                                                                              136,098
                                                                        -------------
               REAL ESTATE -- 0.8%
        1,400  Lennar Corp                                                     23,100
       16,600  Meristar Hospitality Corp, REIT                                264,563
        2,400  Webb (Del) Corp*                                                36,000
                                                                        -------------
                                                                              323,663
                                                                        -------------
               REFINING -- 0.7%
        5,000  Ashland Inc                                                    155,625
        4,000  Ultramar Diamond Shamrock Corp                                  86,750
        1,200  Valero Energy Corp                                              30,600
                                                                        -------------
                                                                              272,975
                                                                        -------------
               RETAIL TRADE -- 3.7%
        6,400  Burlington Coat Factory Warehouse                               73,200
        9,200  CBRL Group Inc                                                  85,100
        8,400  Central Garden and Pet Co*                                      80,850
       22,700  CKE Restaurants Inc                                            144,713
        1,100  Claire's Stores Inc                                             19,181
        7,100  Dress Barn Inc*                                                102,950

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
        1,500  Finish Line Inc*                                                 9,000
        3,700  Fruit of the Loom Inc, Class A*                                  5,550
        8,100  Goodys Family Clothing Inc*                                     56,700
       10,600  Heilig Meyers Co                                                34,450
        3,700  Homebase Inc*                                                    9,481
        2,700  Inacom Corp*                                                     9,113
        1,700  Ingles Markets Inc, Class A                                     18,594
          600  Jo-ann Stores*                                                   5,400
       17,000  Just For Feet Inc*                                               1,360
       28,500  Landry's Seafood Restaurants*                                  201,281
       11,700  Lone Star Steakhouse and Saloon Inc*                           103,838
        1,500  Neiman Marcus Group Inc, Class A*                               31,969
        1,400  NPC International Inc*                                          11,550
        4,800  Outback Steakhouse Inc*                                        125,400
          600  Payless ShoeSource Inc*                                         23,700
        1,600  Petco Animal Supplies Inc*                                      17,200
        1,600  Phillips Van Heusen                                             11,100
        4,400  Rainforest Cafe Inc*                                            17,600
        2,400  Ross Stores Inc                                                 34,800
          900  Ruby Tuesday Inc                                                15,244
          900  Ruddick Corp                                                    12,094
        8,700  Ryan's Family Steak Houses Inc*                                 83,194
          600  Shopko Stores Inc*                                               9,975
        2,900  Systemax Inc*                                                   28,638
        5,900  Value City Department Stores Inc*                               77,806
                                                                        -------------
                                                                            1,461,031
                                                                        -------------
               SERVICES -- 7.1%
        2,200  Alternative Resources Corp*                                      7,425
          700  Amerco*                                                         11,988
        1,300  Anchor Gaming*                                                  54,113
       12,400  Arctic Cat Inc                                                 125,550
          800  Avis Rent a Car Inc*                                            11,650
        3,000  Aztar Corp*                                                     28,500
        4,400  Banta Corp                                                      80,300
        1,100  Berlitz International Inc*                                      16,913
        1,600  Bowne and Co Inc                                                19,100
       10,900  Buffets Inc*                                                    94,694
          700  Carmike Cinemas Inc, Class A*                                    5,469
        1,800  CDI Corp*                                                       32,850

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SERVICES -- CONTINUED
        1,800  Dollar Thrifty Automotive Group Inc*                            23,625
        2,900  Electro Rent Corp*                                              31,538
       18,125  Encompass Services Corp*                                       130,273
        5,200  Family Golf Centers Inc*                                         6,500
       18,900  Fleming Cos Inc                                                291,769
        5,000  Franklin Covey Co*                                              40,938
        2,100  Harrahs Entertainment Inc*                                      40,163
        2,572  Hilton Hotels Corp                                              18,004
        8,400  Ingram Micro Inc*                                               90,825
        2,000  Interpool Inc                                                   13,250
          700  Jacobs Engineering Group*                                       19,644
        4,800  Kelly Services, Class A                                        115,500
       10,000  Loews Cineplex Entertainment Corp*                              41,250
        1,500  Manpower Inc                                                    49,031
          900  Marcus Corp                                                      9,394
        8,400  Modis Professional Services Inc*                               132,300
        1,500  Nash Finch Co                                                   11,813
        1,500  National Processing Inc*                                        13,219
        3,800  Olsten Corp                                                     45,363
        9,700  Personnel Group of America Inc*                                 73,963
        2,200  Prime Hospitality Corp*                                         18,700
        1,500  Rollins Truck Leasing Corp                                      12,563
        1,200  RWD Technologies Inc*                                           10,725
        8,000  Safety-Kleen Corp*                                              39,000
        1,900  Staff Leasing Inc*                                              10,925
       30,300  Staffmark Inc*                                                 340,875
       14,829  Supervalu Inc                                                  254,873
        2,500  Unifirst Corp                                                   25,156
       22,300  Veterinary Centers of America Inc*                             246,694
        3,000  XTRA Corp*                                                     119,438
                                                                        -------------
                                                                            2,765,863
                                                                        -------------
               TECHNOLOGY -- 11.1%
        4,200  Analysts International Corp                                     55,650
        2,400  Aspen Technologies Inc*                                        107,400
        1,200  Autodesk Inc                                                    53,625
        5,371  Avnet Inc                                                      359,186
       19,600  Cabletron Systems Inc*                                         960,400
          900  Caci International Inc*                                         25,594
       11,300  Cambridge Technology Partners Inc*                             169,500

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        2,500  Cirrus Logic Corp*                                              52,031
       29,700  Computer Horizons Corp*                                        660,825
        5,700  Cotelligent Group Inc*                                          34,200
       11,100  Deluxe Corp                                                    260,156
        3,900  Esterline Corp*                                                 43,388
        1,300  G TECH Holdings Corp*                                           26,000
        8,200  Gartner Group Inc, Class A                                     117,363
        2,900  Hypercom Corp*                                                  50,206
        3,200  Hyperion Solutions Corp*                                       158,000
       10,000  Information Resources Inc*                                      78,125
        5,200  Informix Corp*                                                  83,200
        4,700  Input/Output Inc*                                               28,494
       11,100  Keane Inc*                                                     266,400
        9,900  Midway Games Inc*                                              146,644
        1,700  MTS Systems Inc                                                 13,069
        4,500  Network Equipment Tech Inc*                                     47,250
        5,000  Saga Systems Inc*                                              169,688
        5,100  Solectron Corp*                                                334,050
        1,200  Thermo Electron Corp*                                           18,750
                                                                        -------------
                                                                            4,319,194
                                                                        -------------
               TELECOMMUNICATIONS -- 1.9%
       12,000  Ameripath Inc*                                                 118,500
       37,400  Brightpoint Inc*                                               481,525
        1,100  North Pittsburgh Systems                                        13,888
        2,400  Star Telecommunications Inc*                                    14,400
        4,500  West Teleservices*                                              88,875
        1,800  World Access Inc*                                               34,200
                                                                        -------------
                                                                              751,388
                                                                        -------------
               TEXTILES -- 0.5%
        2,400  Cone Mills Corp*                                                 9,450
        1,800  Dan River Inc, Class A*                                          9,900
        8,100  Guilford Mills                                                  74,925
        9,500  Interface Flooring Systems Inc                                  42,750
        4,200  Pillowtex Corp                                                  18,375
          600  Springs Industries Inc, Class A                                 21,263
                                                                        -------------
                                                                              176,663
                                                                        -------------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.6%
          800  Airborne Freight Corp                                           14,800
          400  Alaska Air Group Inc*                                           10,600
        1,100  America West Holdings Corp, Class B*                            14,713
        6,100  Brunswick Corp                                                 107,894
        6,300  Consolidated Freightways Corp*                                  41,738
          700  Continental Airlines Inc, Class B*                              22,138
        1,200  Fleetwood Enterprises Inc                                       18,525
        6,000  Fritz Companies Inc*                                            50,250
        3,000  GATX Corp                                                       93,375
        1,400  Heartland Express Inc*                                          19,994
          400  Landstar System Inc*                                            22,475
       12,200  Offshore Logistics Inc*                                        121,238
        3,200  Ryder System Inc                                                59,600
        1,000  Yellow Corp*                                                    16,000
                                                                        -------------
                                                                              613,340
                                                                        -------------
               UTILITIES -- 5.5%
        2,200  Alliant Energy Corp                                             61,875
        6,100  Citizens Utilities, Class B*                                    93,025
        8,500  CMP Group Inc                                                  240,125
        7,700  Connectiv Inc                                                  109,725
        2,500  El Paso Electric Co*                                            23,906
       11,200  Hawaiian Electric Industries Inc                               322,700
        3,000  Niagara Mohawk Holdings Inc*                                    35,250
        8,100  Oneok Inc                                                      183,769
       31,900  Public Service Co of New Mexico                                490,463
        2,500  Puget Sound Power and Light Co                                  50,781
       15,400  RGS Energy Group Inc                                           303,188
        1,100  Southwestern Energy Co                                           7,700
        1,200  UniSource Energy Corp                                           16,200
        1,100  United Illuminating Co                                          44,688
        4,900  Utilicorp United Inc                                            80,238
          100  Western Gas Resources Inc                                        1,375
        4,700  Western Resources Inc                                           72,556
                                                                        -------------
                                                                            2,137,564
                                                                        -------------

               TOTAL COMMON STOCKS (COST $39,591,846)                      36,978,269
                                                                        -------------

              See accompanying notes to the financial statements.
14

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 4.5%
               REPURCHASE AGREEMENT -- 4.5%
$   1,764,383  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of
               $1,764,625, and an effective yield of 4.95%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/19, and a market
               value, including accrued interest, of $1,799,670.            1,764,383
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $1,764,383)               1,764,383
                                                                        -------------
               TOTAL INVESTMENTS -- 99.3%
               (Cost $41,356,229)                                          38,742,652

               Other Assets and Liabilities (net) -- 0.7%                     257,307
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  38,999,959
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

              See accompanying notes to the financial statements.             15

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $41,356,229) (Note 1)          $38,742,652
   Receivable for investments sold                                252,700
   Dividends and interest receivable                               55,943
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              2,023
                                                              -----------
      Total assets                                             39,053,318
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                               16,695
      Shareholder service fee                                       4,553
   Accrued expenses                                                32,111
                                                              -----------
      Total liabilities                                            53,359
                                                              -----------
NET ASSETS                                                    $38,999,959
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $42,188,144
   Accumulated undistributed net investment income                 65,701
   Accumulated net realized loss                                 (640,309)
   Net unrealized depreciation                                 (2,613,577)
                                                              -----------
                                                              $38,999,959
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $38,999,959
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,098,174
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.52
                                                              ===========

16            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM JUNE 1, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $85)                $   373,872
   Interest                                                       104,320
                                                              -----------
      Total income                                                478,192
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        148,043
   Audit fees                                                      32,910
   Custodian and transfer agent fees                               19,300
   Registration fees                                                1,117
   Legal fees                                                         810
   Trustees fees (Note 2)                                             282
   Miscellaneous                                                    1,361
   Fees waived or borne by Manager (Note 2)                       (55,780)
                                                              -----------
   Shareholder service fee (Note 2)                               148,043
      Class III                                                    40,375
                                                              -----------
      Net expenses                                                188,418
                                                              -----------
            Net investment income                                 289,774
                                                              -----------

REALIZED AND UNREALIZED LOSS:
   Net realized loss on:
      Investments                                                (358,571)
      Closed futures contracts                                   (281,738)
                                                              -----------

         Net realized loss                                       (640,309)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                (2,613,577)
                                                              -----------

      Net realized and unrealized loss                         (3,253,886)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(2,964,112)
                                                              ===========

              See accompanying notes to the financial statements.             17

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                PERIOD FROM JUNE 1, 1999
                                                              (COMMENCEMENT OF OPERATIONS)
                                                               THROUGH FEBRUARY 29, 2000
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                              $   289,774
   Net realized loss                                                     (640,309)
   Change in net unrealized appreciation (depreciation)                (2,613,577)
                                                                      -----------
   Net decrease in net assets from operations                          (2,964,112)
                                                                      -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                          (224,073)
                                                                      -----------
      Total distributions from net investment income                     (224,073)
                                                                      -----------
   Net share transactions: (Note 5)
      Class III                                                        42,188,144
                                                                      -----------
   Increase in net assets resulting from net share
    transactions                                                       42,188,144
                                                                      -----------
      Total increase in net assets                                     38,999,959
NET ASSETS:
   Beginning of period                                                         --
                                                                      -----------
   End of period (including accumulated undistributed net
    investment income of $65,701)                                     $38,999,959
                                                                      ===========

18            See accompanying notes to the financial statements.

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                   JUNE 1, 1999
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 29, 2000
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 10.00
                                                                     -------

Income from investment operations:
   Net investment income                                                0.08
   Net realized and unrealized loss                                    (0.50)
                                                                     -------

      Total from investment operations                                 (0.42)
                                                                     -------

Less distributions to shareholders:
   From net investment income                                          (0.06)
                                                                     -------

      Total distributions                                              (0.06)
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $  9.52
                                                                     =======
TOTAL RETURN(a)                                                        (4.25)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $39,000
   Net expenses to average daily net assets                             0.70%*
   Net investment income to average daily net assets                    1.08%*
   Portfolio turnover rate                                                18%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share amount:            $  0.01

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
*    Annualized.
+    Not annualized.

              See accompanying notes to the financial statements.             19

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax Managed Small Companies Fund (the "Fund"), which commenced operations on June 1, 1999, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series into classes.

      The Fund seeks to maximize after-tax total return through investment in a portfolio of common stocks of smaller companies principally traded in the U.S. The Fund's benchmark is the Russell 2500 Index (After Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, the Fund held no open futures contracts.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000 the Fund held no open swap agreements.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the period ended February 29, 2000, the Fund received $162,713 in purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 29, 2000 was $282. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2000, aggregated $45,698,349 and $5,747,932, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $41,356,229       $6,296,775       $(8,910,352)     $(2,613,577)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 76.9% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                   Period from June 1,
                                                                           1999
                                                                     (commencement of
                                                                       operations)
                                                                   through February 29,
                                                                           2000
                                                                  ----------------------
                                                                   Shares      Amount
         Class III:                                               ---------  -----------
         Shares sold                                              4,096,497  $42,171,883
         Shares issued to shareholders
           in reinvestment of distributions                           1,677       16,261
         Shares repurchased                                              --           --
                                                                  ---------  -----------
         Net increase                                             4,098,174  $42,188,144
                                                                  =========  ===========

      The Fund was formed with a taxable contribution of securities in-kind, which had a market value of $620,625 on the date of contribution.

GMO TAX MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      At February 29, 2000 the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

                              Year of Expiration                        Amount
         ------------------------------------------------------------  --------
                                     2008                              $640,309

GMO TAX-MANAGED SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed Small Companies Fund returned -4.3% since its inception on June 1, 1999 to February 29, 2000. The Fund's benchmark, the Russell 2500 Index, returned 32.1% during the same period. On an after-tax basis, the Fund returned -4.5% to the benchmark's 31.6% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

From its inception, the Fund has focused on the least expensive stocks using price-to-book or price-to-fair value strategies, which we continue to expect will outperform when the market's enthusiasm for growth stocks subsides and more fundamentals-based market conditions prevail. This positioning proved detrimental during the partial year, as growth stocks outperformed value stocks by more than 85%, as represented by the Russell 2500 Growth and Russell 2500 Value Indices. Technology stocks were the driving force in the Russell 2500 Index return, posting a return of almost 190% for the nine-month period. Health care and producer durables also outperformed the benchmark for the partial year. These strong returns were able to mask negative returns during the period by the financial services, consumer staples, materials processing, automotive and transportation sectors, as well as stocks classified as other, which in combination account for approximately 35% of the benchmark.

Within the Fund, a 5.9% underweight of technology stocks, was the primary source of relative underperformance within sector selection. Stock selection was also disappointingly weak during the nine-month period. The Fund's 25% overweight of stocks within the Russell 2500 Value Index and similar underweight of stocks within the Russell 2500 Growth Index worked against the Fund during the period, as did the tilt away from larger-capitalization stocks within the Index. Both stock selection strategies, price-to-fair value and price-to-book, were unsuccessful in adding value during the partial year. We expect these strategies to perform better in the current year.

OUTLOOK

We currently believe that low price-to-book stocks are as attractive as we've experienced in over twenty years, and we will be maintaining our exposure to these stocks over the coming months. We expect that the Fund's focused value orientation will work to the Fund's advantage when market expectations return to fundamentals-based valuations.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO TAX-MANAGED SMALL COMPANIES FUND CLASS III SHARES
                        AND THE RUSSELL 2500 INDEX
                          AS OF FEBRUARY 29, 2000

Average Annual Total Returns*
Inception 6/1/99
1yr          5yr          10yr (ITD)
N/A          N/A          -4.73



                             [GRAPH]


        Date                        GMO Tax Managed Small Companies Fund               Russell 2500
       6/1/99                                      9950                                    10000
      6/30/99                                     10378                                    10556
      9/30/99                                      9594                                     9875
     12/31/99                                      9947                                    11817
      2/29/00                                      9527                                    13212

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

* Returns are before taxes

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF GMO
TAX-MANAGED U.S. EQUITIES FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         COMMON STOCKS -- 95.2%
         ADVERTISING -- 0.1%
    400  Interpublic Group Inc                                         16,075
                                                                  -----------
         AEROSPACE -- 0.2%
    200  Cordant Technologies Inc                                       6,475
    700  Goodrich (BF) Co                                              16,756
                                                                  -----------
                                                                       23,231
                                                                  -----------
         AUTOMOTIVE -- 0.6%
  1,100  Autonation Inc*                                                8,319
    100  Borg Warner Automotive Inc                                     3,200
    139  Delphi Automotive Systems*                                     2,320
    300  Eaton Corp                                                    22,481
    200  General Motors Corp                                           15,212
  1,300  Genuine Parts Co                                              29,331
    200  Lear Corp*                                                     4,225
                                                                  -----------
                                                                       85,088
                                                                  -----------
         BANKING AND FINANCIAL SERVICES -- 6.1%
  1,900  American Express Co                                          254,956
    565  Bank of America Corp                                          26,025
    810  Bank One Corp                                                 20,908
     21  Berkshire Hathaway Inc, Class B*                              30,240
    700  Countrywide Credit Industries Inc                             17,456
    200  Fannie Mae                                                    10,600
    400  First Union Corp                                              11,800
    836  Firstar Corp                                                  14,891
  1,200  Franklin Resources Inc                                        32,625
  1,600  Key Corp                                                      27,100
  7,900  MBNA Corp                                                    179,725
  1,000  MGIC Investment Corp                                          37,375
  1,100  Regions Financial Corp                                        22,275
    200  Student Loan Group                                             7,775
     22  Waddell and Reed Financial Inc, Class A                          637
     97  Waddell and Reed Financial Inc, Class B                        2,631
  3,500  Wells Fargo & Co                                             115,719
                                                                  -----------
                                                                      812,738
                                                                  -----------

              See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         CHEMICALS -- 0.8%
    300  Eastman Chemical Co                                           10,781
  1,100  Engelhard Corp                                                14,987
    400  Ferro Corp                                                     7,550
    600  Great Lakes Chemical Corp                                     17,437
    200  Minerals Technologies Inc                                      8,112
    150  Octel Corp*                                                    1,406
    600  PPG Industries Inc                                            29,625
    300  Rohm & Haas Co                                                12,112
                                                                  -----------
                                                                      102,010
                                                                  -----------
         COMPUTER AND OFFICE EQUIPMENT -- 17.1%
  7,500  Cisco Systems Inc*                                           991,406
    400  Electronic Data Systems Corp                                  25,900
 16,600  Oracle Corp*                                               1,232,550
    800  Xerox Corp                                                    17,350
                                                                  -----------
                                                                    2,267,206
                                                                  -----------
         CONSUMER GOODS -- 0.7%
  1,200  Fortune Brands Inc                                            26,250
    450  Hasbro Inc                                                     7,087
    400  Jones Apparel Group Inc*                                       9,050
    400  Lancaster Colony Corp                                         11,900
    400  Nautica Enterprises Inc*                                       4,225
    300  Newell Rubbermaid Inc                                          6,937
    600  Nike Inc, Class B                                             17,062
    600  VF Corp                                                       14,812
                                                                  -----------
                                                                       97,323
                                                                  -----------
         ELECTRONIC EQUIPMENT -- 13.9%
 15,600  3 Com Corp*                                                1,528,800
    600  AVX Corp                                                      38,100
  1,400  Emerson Electric Co                                           63,787
  1,600  General Electric Co                                          211,500
                                                                  -----------
                                                                    1,842,187
                                                                  -----------
         FOOD AND BEVERAGE -- 4.3%
  1,000  Anheuser Busch Cos Inc                                        64,125
  5,040  Archer Daniels Midland Co                                     50,715

2             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         FOOD AND BEVERAGE -- CONTINUED
  8,100  Pepsico Inc                                                  261,225
    500  Ralston-Purina Group                                          14,156
  1,600  Seagrams Co Ltd                                               94,000
    800  Universal Foods Corp                                          14,450
    200  Whitman Corp                                                   2,500
  1,000  Wrigley (William Jr) Co                                       67,625
                                                                  -----------
                                                                      568,796
                                                                  -----------
         HEALTH CARE -- 4.3%
    300  Arrow International Inc                                       11,850
  8,100  Columbia HCA Healthcare Corp                                 156,431
    400  First Health Group Corp*                                       9,650
    200  Hillenbrand Industries Inc                                     6,075
    400  Invacare Corp                                                  9,750
  3,100  Johnson & Johnson                                            222,425
    400  Lincare Holdings Inc*                                          9,375
    300  Mallinckrodt Inc                                               7,387
    700  Stryker Corp                                                  40,950
    426  Triad Hospitals Inc*                                           6,816
  1,500  United Healthcare Corp                                        76,687
    300  Wellpoint Health Network*                                     20,250
                                                                  -----------
                                                                      577,646
                                                                  -----------
         INSURANCE -- 3.5%
    200  AMBAC Inc                                                      8,787
    400  Hartford Financial Services Group Inc                         12,500
    500  Loews Corp                                                    22,250
    400  MBIA Inc                                                      15,350
 21,600  Old Republic International Corp                              252,450
    100  Progressive Corp                                               5,950
    200  Safeco Corp                                                    4,200
    400  Saint Paul Cos Inc                                             8,950
    800  Torchmark Corp                                                15,850
    500  Transatlantic Holding Inc                                     35,219
  2,600  Travelers Property Casualty Corp, Class A                     82,225
                                                                  -----------
                                                                      463,731
                                                                  -----------
         MACHINERY -- 0.4%
    700  Deere and Co                                                  25,025

              See accompanying notes to the financial statements.              3

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         MACHINERY -- CONTINUED
    600  Donaldson Co Inc                                              13,650
    200  FMC Corp*                                                      9,662
                                                                  -----------
                                                                       48,337
                                                                  -----------
         MANUFACTURING -- 1.0%
    400  American Greetings Corp                                        6,900
  1,000  Illinois Tool Works Inc                                       51,687
    600  International Game Technology*                                10,687
  1,100  Leggett & Platt Inc                                           18,494
  1,500  Owens Illinois Inc*                                           20,719
    400  United Technologies Corp                                      20,375
                                                                  -----------
                                                                      128,862
                                                                  -----------
         METALS AND MINING -- 0.4%
  1,000  Phelps Dodge Corp                                             47,125
                                                                  -----------
         OIL AND GAS -- 3.8%
    700  Amerada Hess Corp                                             35,394
  1,700  Atlantic Richfield Co                                        120,700
  1,190  BP Amoco PLC ADR                                              55,930
  2,000  EOG Resources Inc                                             30,500
    800  Exxon Mobil Corp                                              60,250
  1,600  Phillips Petroleum Co                                         61,200
  1,900  Texaco Inc                                                    90,131
  2,100  USX - Marathon Group                                          45,412
                                                                  -----------
                                                                      499,517
                                                                  -----------
         PAPER AND ALLIED PRODUCTS -- 0.1%
    400  Sonoco Products Co                                             7,375
                                                                  -----------
         PHARMACEUTICALS -- 7.0%
  7,900  Abbott Laboratories                                          258,725
  9,400  Amgen Inc*                                                   640,963
    200  Bristol Myers Squibb Co                                       11,363
    600  Mark IV Industries Inc                                        12,000
                                                                  -----------
                                                                      923,051
                                                                  -----------

              See accompanying notes to the financial statements.
4

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         PRIMARY MATERIALS -- 0.4%
    500  A. Schulman Inc                                                6,625
    300  Vulcan Materials Co                                           12,000
    900  Weatherford International Inc                                 40,500
                                                                  -----------
                                                                       59,125
                                                                  -----------
         PRIMARY PROCESSING -- 0.6%
  1,300  Nucor Corp                                                    64,594
    400  USX-US Steel Group Inc                                         8,750
    300  Valspar Corp                                                   9,844
                                                                  -----------
                                                                       83,188
                                                                  -----------
         PRINTING AND PUBLISHING -- 0.7%
    400  Central Newspapers Inc, Class A                               11,425
    200  Gannett Co Inc                                                13,038
    200  Pulitzer Inc                                                   7,763
  1,200  TV Guide Inc, Class A*                                        56,550
                                                                  -----------
                                                                       88,776
                                                                  -----------
         REAL ESTATE -- 0.6%
  2,700  Mack-Cali Realty Corp, REIT                                   64,125
    600  Parkway Properties Inc, REIT                                  17,775
                                                                  -----------
                                                                       81,900
                                                                  -----------
         REFINING -- 0.1%
    400  Tosco Corp                                                    10,700
                                                                  -----------
         RETAIL TRADE -- 4.2%
  2,100  Albertsons Inc                                                51,450
  1,600  Autozone Inc*                                                 39,300
    700  Delhaize America Inc                                          13,125
    500  Dillard's Inc                                                  8,688
  1,400  Federated Department Stores Inc*                              51,363
    200  Hannaford Brothers Co                                         14,250
  1,500  Kmart Corp*                                                   13,219
    300  Lands End Inc*                                                 9,956
  4,000  McDonald's Corp                                              126,250
    900  Office Depot Inc*                                             10,969
    450  Outback Steakhouse Inc*                                       11,756

              See accompanying notes to the financial statements.              5

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         RETAIL TRADE -- CONTINUED
    600  Ross Stores Inc                                                8,700
  1,200  Safeway Inc*                                                  46,275
  4,600  Toys R Us Inc*                                                56,925
  1,500  Wal Mart Stores Inc                                           73,031
  1,200  Wendy's International Inc                                     18,900
                                                                  -----------
                                                                      554,157
                                                                  -----------
         SERVICES -- 3.7%
    400  Banta Corp                                                     7,300
    200  Catalina Marketing Corp*                                      17,025
    206  Chris Craft Industries Inc*                                   13,557
  6,200  Convergys Corp*                                              238,700
    500  Fluor Corp                                                    14,219
    900  Harrahs Entertainment Inc*                                    17,213
    600  Hertz Corp                                                    21,488
    400  Lee Enterprises Inc                                            8,325
  4,400  Marriott International Inc, Class A                          121,275
  1,900  Mirage Resorts Inc*                                           30,163
    329  Supervalu Inc                                                  5,655
                                                                  -----------
                                                                      494,920
                                                                  -----------
         TECHNOLOGY -- 8.7%
    700  BMC Software Inc*                                             32,200
    500  DST Systems Inc*                                              28,063
  4,400  First Data Corp                                              198,000
  2,000  Grainger (WW) Inc                                             85,625
  5,500  Honeywell International Inc                                  264,688
  1,800  Intel Corp                                                   203,400
  3,900  Microsoft Corp*                                              348,563
                                                                  -----------
                                                                    1,160,539
                                                                  -----------
         TELECOMMUNICATIONS -- 7.0%
 11,500  AT & T Corp                                                  568,531
    400  Bell Atlantic Corp                                            19,575
    300  Bellsouth Corp                                                12,225
    243  CBS Corp*                                                     14,474
    200  GTE Corp                                                      11,800
    327  Hearst-Argyle Television Inc*                                  6,806
  2,400  MCI Worldcom Inc*                                            107,100

6             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES   DESCRIPTION                                               VALUE ($)
-----------------------------------------------------------------------------
         TELECOMMUNICATIONS -- CONTINUED
    400  Nextlink Communications, Class A*                             44,075
  3,926  SBC Communications Inc                                       149,188
                                                                  -----------
                                                                      933,774
                                                                  -----------
         TOBACCO -- 0.7%
  4,800  Philip Morris Cos Inc                                         96,300
                                                                  -----------
         TRANSPORTATION -- 1.4%
  5,700  Burlington Northern Santa Fe Railroad Co                     112,219
  1,500  Continental Airlines Inc, Class B*                            47,438
    500  Galileo International Inc                                      8,500
    400  UAL Corp*                                                     19,500
                                                                  -----------
                                                                      187,657
                                                                  -----------
         UTILITIES -- 2.8%
  1,600  Citizens Utilities, Class B*                                  24,400
    600  Coastal Corp                                                  25,238
    600  Constellation Energy Group Inc                                17,850
    700  DTE Energy Co                                                 21,131
  2,400  Entergy Corp                                                  48,600
    600  General Public Utilities Inc                                  14,925
    692  Keyspan Corp                                                  14,100
  9,400  Niagara Mohawk Holdings Inc*                                 110,450
  1,900  Northeast Utilities                                           35,744
  1,500  PG & E Corp                                                   30,938
    300  Pinnacle West Capital Corp                                     8,288
    600  Potomac Electric Power Co                                     12,188
    400  SCANA Corp                                                     9,525
    300  Western Resources Inc                                          4,631
                                                                  -----------
                                                                      378,008
                                                                  -----------

         TOTAL COMMON STOCKS (COST $10,638,447)                    12,639,342
                                                                  -----------

              See accompanying notes to the financial statements.              7

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

 PAR VALUE ($)    DESCRIPTION                                                 VALUE ($)
------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS -- 4.9%
                  REPURCHASE AGREEMENTS -- 4.9%
$         12,785  Morgan Stanley Inc. Repurchase Agreement, dated
                  2/29/00, due 3/01/00, with a maturity value of $12,786,
                  and an effective yield of 4.93%, collateralized by a
                  U.S. Treasury Obligation with a rate of 0.00%, maturity
                  date of 6/01/00, and a market value, including accrued
                  interest, of $19,708.                                             12,785
$        639,519  Salomon Smith Barney Inc. Repurchase Agreement, dated
                  2/29/00, due 3/01/00, with a maturity value of
                  $639,607, and an effective yield of 4.95%,
                  collateralized by a U.S. Treasury Obligation with a
                  rate of 8.125%, maturity date of 8/15/19, and a market
                  value, including accrued interest, of $652,310.                  639,519
                                                                           ---------------
                                                                                   652,304
                                                                           ---------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $652,304)                     652,304
                                                                           ---------------
                  TOTAL INVESTMENTS -- 100.1%
                  (Cost $11,290,751)                                            13,291,646

                  Other Assets and Liabilities (net) -- (0.1%)                     (16,551)
                                                                           ---------------
                  TOTAL NET ASSETS -- 100.0%                               $    13,275,095
                                                                           ===============

                  NOTES TO THE SCHEDULE OF INVESTMENTS:

                  ADR - American Depositary Receipt

                  REIT - Real Estate Investment Trust

                  *    Non-income producing security.

8             See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $11,290,751) (Note 1)          $13,291,646
   Dividends and interest receivable                               12,472
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              5,491
                                                              -----------
      Total assets                                             13,309,609
                                                              -----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                3,349
      Shareholder service fee                                       1,522
   Accrued expenses                                                29,643
                                                              -----------
      Total liabilities                                            34,514
                                                              -----------
NET ASSETS                                                    $13,275,095
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $11,444,408
   Accumulated undistributed net investment income                 11,954
   Accumulated net realized loss                                 (182,162)
   Net unrealized appreciation                                  2,000,895
                                                              -----------
                                                              $13,275,095
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $13,275,095
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,050,117
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     12.64
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,678)             $  153,611
   Interest                                                       23,323
                                                              ----------
      Total income                                               176,934
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        36,665
   Audit fees                                                     35,019
   Custodian and transfer agent fees                               7,201
   Registration fees                                               4,655
   Legal fees                                                        186
   Trustees fees (Note 2)                                            128
   Miscellaneous                                                   1,189
   Fees waived or borne by Manager (Note 2)                      (48,378)
                                                              ----------
                                                                  36,665
   Shareholder service fee (Note 2)
      Class III                                                   16,666
                                                              ----------
      Net expenses                                                53,331
                                                              ----------
            Net investment income                                123,603
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized loss on investments                             (183,244)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                2,070,332
                                                              ----------

      Net realized and unrealized gain                         1,887,088
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,010,691
                                                              ==========

10            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             PERIOD FROM JULY 23, 1998
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 29, 2000   THROUGH FEBRUARY 28, 1999
                                                         -----------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   123,603              $   41,974
   Net realized gain (loss)                                    (183,244)                274,006
   Change in net unrealized appreciation (depreciation)       2,070,332                (151,997)
                                                            -----------              ----------
   Net increase in net assets from operations                 2,010,691                 163,983
                                                            -----------              ----------
Distributions to shareholders from:
   Net investment income
      Class III                                                (122,085)                (30,456)
                                                            -----------              ----------
      Total distributions from net investment income           (122,085)                (30,456)
                                                            -----------              ----------
   Net share transactions: (Note 5)
      Class III                                               3,270,972               7,981,990
                                                            -----------              ----------
   Increase in net assets resulting from net share
    transactions                                              3,270,972               7,981,990
                                                            -----------              ----------
      Total increase in net assets                            5,159,578               8,115,517
NET ASSETS:
   Beginning of period                                        8,115,517                      --
                                                            -----------              ----------
   End of period (including accumulated undistributed
    net investment income of $11,954 and $11,518,
    respectively)                                           $13,275,095              $8,115,517
                                                            ===========              ==========

              See accompanying notes to the financial statements.             11

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM
                                                                                JULY 23, 1998
                                                                                (COMMENCEMENT
                                                            YEAR ENDED      OF OPERATIONS) THROUGH
                                                         FEBRUARY 29, 2000    FEBRUARY 28, 1999
                                                         -----------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.67              $ 10.00
                                                              -------              -------

Income from investment operations:
   Net investment income                                         0.13                 0.09
   Net realized and unrealized gain                              1.97                 0.65
                                                              -------              -------

      Total from investment operations                           2.10                 0.74
                                                              -------              -------

Less distributions to shareholders:
   From net investment income                                   (0.13)               (0.07)
                                                              -------              -------

      Total distributions                                       (0.13)               (0.07)
                                                              -------              -------
NET ASSET VALUE, END OF PERIOD                                $ 12.64              $ 10.67
                                                              =======              =======
TOTAL RETURN(a)                                                 19.83%                7.48%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $13,275              $ 8,116
   Net expenses to average daily net assets                      0.48%                0.48%*
   Net investment income to average daily net assets             1.11%                1.30%*
   Portfolio turnover rate                                         19%                  33%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share
     amounts:                                                 $  0.05              $  0.10

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
*    Annualized.
+    Not annualized.

12            See accompanying notes to the financial statements.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Tax-Managed U.S. Equities Fund (the "Fund"), which commenced operations on July 23, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high after-tax total return primarily through investment in U.S. equity securities. The Fund's benchmark is the GMO S&P 500 (After
      Tax).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000, there were no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions from REIT securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $(1,082)           $1,082           $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $4,500 in purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .525% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .33% of average daily net assets.

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $128. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $4,949,504 and $2,014,330, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $11,347,996       $3,673,564       $(1,729,914)      $1,943,650

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 98.4% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                              Period from July 23, 1998
                                                                                  (commencement of
                                                             Year Ended              operations)
                                                         February 29, 2000      to February 28, 1999
                                                        --------------------  -------------------------
                                                         Shares     Amount      Shares        Amount
         Class III:                                     --------  ----------  -----------  ------------
         Shares sold                                     284,602  $3,214,362     928,320   $ 9,723,200
         Shares issued to shareholders
           in reinvestment of distributions                4,942      56,610          --            --
         Shares repurchased                                   --          --    (167,747)   (1,741,210)
                                                        --------  ----------  ----------   -----------
         Net increase                                    289,544  $3,270,972     760,573   $ 7,981,990
                                                        ========  ==========  ==========   ===========

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October capital losses of $192.

      At February 29, 2000 the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

         Year of Expiration   Amount
         ------------------  --------
                2008         $124,725

GMO TAX-MANAGED U.S. EQUITIES FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed U.S. Equities Fund returned 19.8% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500 before taxes. On an after-tax basis, the Fund returned 19.3% to the benchmark's 11.2% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The Fund's striking outperformance of the benchmark for the period is directly attributed to overweights in four stocks -- Amgen, Cisco Systems, Oracle and 3 Com -- which posted remarkable results for the period, especially in the last quarter of the fiscal year. Excluding these selections, both stock selection and sector selection detracted from relative performance for the period. The Fund's value bias proved detrimental as growth stocks outperformed value stocks by 35%, as represented by the Russell 1000 Growth and Russell 1000 Value Indices.

Within sector selection, the Fund's 3.6% underweight in technology stocks detracted 67 basis points from relative performance, as the sector returned over 80% for the fiscal year. Overweights in financial services and health care stocks, which underperformed by 23.8% and 25.2%, respectively, combined to detract 158 basis points from relative performance. The Fund's 3.0% underweight in consumer discrecionary stocks, which underperformed by 10.7%, contributed moderately to performance. In combination, sector selection detracted 520 basis points from relative performance.

As discussed earlier, stock selection was positive within health care and technology stocks, contributing 18.8% to relative performance. Selection within these two sectors more than offset weaker selection in other sectors, including utilities, automotive and transportation and consumer discretionary stocks. In combination, stock selection contributed 13.4% to relative performance. Historically, our price-to-fair value stock selection model has a strong record of selecting relatively undervalued stocks outside traditional value filters. It was this strategy which identified the four stocks that dominated performance for the fiscal year. While the price-to-book stock selection strategy was unsuccessful in adding value during the fiscal year, we expect both strategies to perform well over the long term.

OUTLOOK

The unanticipated takeoff of the technology stocks within the Fund has moved it away from its long-term target weights with respect to stocks which are attractive on price-to-book and price-to-fair value measures, and we have already begun moving the Fund back to these targets. The timing of this move will be carefully controlled as we pay close attention to the trade-off between our expectations for these stocks and the tax liability incurred as we move out of some of our most highly appreciated positions.

We currently believe that low price-to-book stocks are as attractive as we've experienced in over twenty years, and we will be increasing our exposure to these stocks over the coming months. In addition, we are incorporating a price momentum strategy into the Fund, which we have successfully used in other GMO quantitative equity funds. Turnover of this model is carefully controlled to minimize tax impact. We expect the addition of this strategy will contribute positively to the Fund's long-term expected value added.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

                COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
      GMO TAX-MANAGED U.S. EQUITIES FUND CLASS III SHARES AND THE S&P 500 INDEX
                               AS OF FEBRUARY 29, 2000


Average Annual Total Returns*
Inception 7/23/98
1yr                    5yr                10yr (ITD)
19.67                  N/A                  16.97

                                          [GRAPH]

        Date                       GMO Tax Managed U.S. Equities Fund              S&P 500
      7/23/98                                      9986                             10000
      9/30/98                                      9497                              8952
     12/31/98                                     10944                             10859
      3/31/99                                     10954                             11400
      6/30/99                                     11974                             12203
      9/30/99                                     11054                             11441
     12/31/99                                     12801                             13143
      2/29/00                                     12862                             12247

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

* Returns are before taxes

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. SECTOR FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.4%
       22,014  GMO REIT Fund                                                 181,839
        7,749  GMO Small Cap Growth Fund                                     130,725
       13,917  GMO Small Cap Value Fund                                      172,716
       67,574  GMO U.S. Core Fund                                          1,123,755
                                                                        ------------
               TOTAL MUTUAL FUNDS (COST $1,787,206)                        1,609,035
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.6%
               REPURCHASE AGREEMENT -- 0.6%
$       9,330  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of $9,331,
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19, and a market value, including
               accrued interest, of $9,517.                                    9,330
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $9,330)                      9,330
                                                                        ------------
               TOTAL INVESTMENTS -- 101.0%
               (Cost $1,796,536)                                           1,618,365

               Other Assets and Liabilities (net) -- (1.0%)                  (15,873)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $  1,602,492
                                                                        ============

              See accompanying notes to the financial statements.              1

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $1,796,536) (Note 1)           $1,618,365
   Receivable for expenses waived or borne by Manager (Note
    2)                                                             3,318
                                                              ----------
      Total assets                                             1,621,683
                                                              ----------

LIABILITIES:
   Payable to affiliate for (Note 2):
      Management fee                                                 429
   Accrued expenses                                               18,762
                                                              ----------
      Total liabilities                                           19,191
                                                              ----------
  NET ASSETS                                                  $1,602,492
                                                              ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $1,876,105
   Accumulated net realized loss                                 (95,442)
   Net unrealized depreciation                                  (178,171)
                                                              ----------
                                                              $1,602,492
                                                              ==========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $1,602,492
                                                              ==========

SHARES OUTSTANDING:
   Class III                                                     330,928
                                                              ==========

NET ASSET VALUE PER SHARE:
   Class III                                                  $     4.84
                                                              ==========

2              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $   258,780
   Interest                                                           764
                                                              -----------
      Total income                                                259,544
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         46,391
   Audit fees                                                      19,574
   Custodian and transfer agent fees                                2,249
   Registration fees                                                2,016
   Trustees fees (Note 2)                                             186
   Legal fees                                                         181
   Miscellaneous                                                    1,921
   Fees waived or borne by Manager (Note 2)                       (72,518)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
            Net investment income                                 259,544
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (1,407,288)
      Realized gain distributions from investment company
      shares                                                    2,479,580
                                                              -----------

         Net realized gain                                      1,072,292
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                 1,162,450
                                                              -----------

      Net realized and unrealized gain                          2,234,742
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 2,494,286
                                                              ===========

             See accompanying notes to the financial statements.               3

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    259,544       $    366,640
   Net realized gain                                          1,072,292          5,068,304
   Change in net unrealized appreciation (depreciation)       1,162,450         (2,256,138)
                                                           ------------       ------------
   Net increase in net assets resulting from operations       2,494,286          3,178,806
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (259,544)          (366,924)
                                                           ------------       ------------
      Total distributions from net investment income           (259,544)          (366,924)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                (429,148)          (347,888)
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                  (429,148)          (347,888)
                                                           ------------       ------------
   Net realized gains
      Class III                                                (601,330)        (8,557,355)
                                                           ------------       ------------
      Total distributions from net realized gains              (601,330)        (8,557,355)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                                      --           (619,626)
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                         --           (619,626)
                                                           ------------       ------------
                                                             (1,290,022)        (9,891,793)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (16,431,774)       (47,279,849)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (16,431,774)       (47,279,849)
                                                           ------------       ------------
      Total decrease in net assets                          (15,227,510)       (53,992,836)
NET ASSETS:
   Beginning of period                                       16,830,002         70,822,838
                                                           ------------       ------------
   End of period (including distributions in excess of
    net investment income of $0 and $0, respectively)      $  1,602,492       $ 16,830,002
                                                           ============       ============

4              See accompanying notes to the financial statements.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------------
                                             2000       1999     1998      1997      1996
                                          -----------  -------  -------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $      4.63  $  8.53  $ 13.03  $  13.63  $  11.06
                                          -----------  -------  -------  --------  --------

Income from investment operations:
   Net investment income(a)                      0.09+    0.10+    0.29+     0.26      0.29
   Net realized and unrealized gain              0.54     0.27     2.61      2.20      3.90
                                          -----------  -------  -------  --------  --------

      Total from investment operations           0.63     0.37     2.90      2.46      4.19
                                          -----------  -------  -------  --------  --------

Less distributions to shareholders:
   From net investment income                   (0.09)   (0.10)   (0.40)    (0.22)    (0.29)
   In excess of net investment income           (0.14)   (0.15)   (0.01)       --        --
   From net realized gains                      (0.19)   (3.75)   (6.99)    (2.84)    (1.33)
   In excess of net realized gains                 --    (0.27)      --        --        --
                                          -----------  -------  -------  --------  --------

      Total distributions                       (0.42)   (4.27)   (7.40)    (3.06)    (1.62)
                                          -----------  -------  -------  --------  --------
NET ASSET VALUE, END OF PERIOD            $      4.84  $  4.63  $  8.53  $  13.03  $  13.63
                                          ===========  =======  =======  ========  ========
TOTAL RETURN(b)                                 13.35%    3.13%   29.61%    20.88%    38.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $     1,602  $16,830  $70,823  $226,711  $211,319
   Net expenses to average daily net
     assets(c)                                   0.00%    0.00%    0.27%     0.48%     0.48%
   Net investment income to average
     daily net assets(a)                         1.85%    1.51%    2.53%     1.99%     2.27%
   Portfolio turnover rate                         22%      16%     150%      104%       84%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $      0.03  $  0.04  $  0.04  $   0.02  $   0.01

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) On August 20, 1997, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its voluntary expense waiver. Net expenses exclude expenses incurred indirectly through investment in underlying funds.
     See Note 2.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.              5

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Sector Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks total return greater than that of the S&P 500 through investment in common stocks, either directly or through investment in other Funds of the Trust ("underlying Funds").

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying Funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for the classification of distributions received from underlying funds and redemptions in-kind. Gains resulting from such in-kind transactions amounted to $71,086.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $429,148           $(113,806)        $(315,342)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying Funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2).

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .27% of the amount invested. In the case of cash redemptions, the fee is .18% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $12,587 in redemption fees and no purchase premiums. There is no premium for reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying Fund being offered. Like the management fee (as described below), the shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees and the following expenses: brokerage commissions, and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fee and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly to the extent they exceed .33%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed .33% of the Fund's average daily net assets. For the year ended February 29, 2000, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .35% of the Fund's average daily net assets.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .49% of average daily net assets. GMO had agreed to waive a portion of its fee (but not below zero) and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fee and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceeded .33% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $186. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $2,892,814 and $17,876,557, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
           $1,907,835        $49,763          $(339,233)       $(289,470)

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 100% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                            February 29, 2000          February 28, 1999
                                                        -------------------------  -------------------------
                                                          Shares        Amount       Shares        Amount
         Class III:                                     -----------  ------------  -----------  ------------
         Shares sold                                             --  $         --           --  $         --
         Shares issued to shareholders
           in reinvestment of distributions                 184,352       932,337    1,801,919     9,891,793
         Shares repurchased                              (3,489,575)  (17,364,111)  (6,465,314)  (57,171,642)
                                                        -----------  ------------  -----------  ------------
         Net decrease                                    (3,305,223) $(16,431,774)  (4,663,395) $(47,279,849)
                                                        ===========  ============  ===========  ============

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 46.6% of distributions as net capital gain dividends.

GMO U.S. SECTOR FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Sector Fund returned 13.4% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500. The GMO U.S. Sector Fund currently invests in the GMO U.S. Core Fund, GMO REIT Fund, GMO Small Cap Growth Fund and GMO Small Cap Value Fund. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in funds invested in common stocks throughout the period.

The Fund's outperformance relative to the S&P 500 for the fiscal year was due primarily to the allocation in favor of small-cap growth stocks. These stocks outperformed all other segments of the market. For the fiscal year, the Russell 2000 Growth Index outperformed the Russell 2000 Value Index by 72.3%. The benchmark for our Small Cap Growth Fund, the Russell 2500 Growth Index, outperformed the Russell 2500 Value Index by an even greater margin, 98.1%. The positive impact of this decision was somewhat offset by the overweight in REITs and small cap value stocks. REITs, as represented by the Morgan Stanley REIT Index, declined -1.3% for the fiscal year despite their attractive dividend yields, underperforming the S&P 500 by 13.0%.

Implementation within the Fund detracted from performance for the fiscal year. While the U.S. Core and Small Cap Value Funds outperformed their respective benchmarks, the Small Cap Growth and REIT Funds underperformed their benchmarks. The Funds' bias toward value stocks detracted from performance in a narrow market dominated by growth stocks.

OUTLOOK

Small-cap value stocks and REITs are extremely attractively valued. We expect the Fund to benefit from an eventual recovery of these sectors of the market.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     GMO U.S. SECTOR FUND CLASS III SHARES AND THE S&P 500 INDEX
                     AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                  12/31/92
1yr           5yr          10yr (ITD)
12.84        20.4          17.83

                           [GRAPH]


Date                                    GMO U.S. Sector Fund-III                          S&P 500
     12/31/92                                      9973                                    10000
      3/31/93                                     10621                                    10437
      6/30/93                                     10871                                    10488
      9/30/93                                     11439                                    10758
     12/31/93                                     11657                                    11008
      3/31/94                                     11424                                    10590
      6/30/94                                     11405                                    10634
      9/30/94                                     11911                                    11154
     12/31/94                                     12038                                    11153
      3/31/95                                     13134                                    12239
      6/30/95                                     14580                                    13407
      9/30/95                                     16160                                    14472
     12/31/95                                     17236                                    15344
      3/31/96                                     17835                                    16167
      6/30/96                                     18443                                    16893
      9/30/96                                     18955                                    17415
     12/31/96                                     20379                                    18867
      3/31/97                                     20840                                    19373
      6/30/97                                     23384                                    22755
      9/30/97                                     26126                                    24459
     12/31/97                                     26215                                    25161
      3/31/98                                     28951                                    28670
      6/30/98                                     28821                                    29617
      9/30/98                                     25212                                    26671
     12/31/98                                     29267                                    32351
      3/31/99                                     29329                                    33963
      6/30/99                                     32114                                    36357
      9/30/99                                     29762                                    34086
     12/31/99                                     33456                                    39157
      2/29/00                                     32416                                    36486

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 27 bp on the purchase and 18 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GROWTH FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Growth Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.0%
               AEROSPACE -- 0.1%
        5,500  Cordant Technologies Inc                                       178,062
        1,500  Northrop Grumman Corp                                           68,156
                                                                        -------------
                                                                              246,218
                                                                        -------------
               AUTOMOTIVE -- 0.5%
       14,600  Autonation Inc*                                                110,412
        1,100  General Motors Corp                                             83,669
        3,500  General Motors Corp, Class H*                                  421,750
        5,850  Genuine Parts Co                                               131,991
        2,900  Goodyear Tire & Rubber Co                                       65,794
        4,900  Lear Corp*                                                     103,512
        3,300  Meritor Automotive Inc                                          46,200
                                                                        -------------
                                                                              963,328
                                                                        -------------
               BANKING AND FINANCIAL SERVICES -- 2.2%
        7,200  American Express Co                                            966,150
        5,286  Bear Stearns Cos Inc                                           207,476
        8,500  Comdisco Inc                                                   326,719
        8,000  Countrywide Credit Industries Inc                              199,500
        2,000  Donaldson Lufkin & Jenrette                                     86,875
        2,700  Edwards (AG) Inc                                                85,556
        6,300  Fannie Mae                                                     333,900
        8,900  Franklin Resources Inc                                         241,969
       10,200  Freddie Mac                                                    425,850
        4,100  Hibernia Corporation, Class A                                   37,156
       23,600  Household International Inc                                    753,725
        1,800  Lehman Brothers Holding Inc                                    130,500
          450  Liberty Financial Cos                                            8,691
        5,500  MGIC Investment Corp                                           205,562
        1,800  Morgan Stanley Dean Witter & Co                                126,787
          900  Paine Webber Group Inc                                          34,425
        4,500  PMI Group Inc                                                  163,406
        3,000  Rowe (T) Price & Associates Inc                                 98,812
        2,100  UnionBanCal Corp                                                67,462
                                                                        -------------
                                                                            4,500,521
                                                                        -------------

              See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CHEMICALS -- 1.1%
       19,800  Air Products and Chemicals                                     509,850
        3,100  Eastman Chemical Co                                            111,406
        7,300  Engelhard Corp                                                  99,462
        2,300  Hercules Inc                                                    37,950
        2,300  IMC Global Inc                                                  31,050
        3,300  PPG Industries Inc                                             162,937
       13,500  Praxair Inc                                                    455,625
        8,423  Rohm & Haas Co                                                 340,079
        7,300  Sherwin Williams Co                                            139,612
        3,700  Terra Industries Inc                                             8,556
        6,200  Union Carbide Corp                                             332,862
        1,200  Wellman Inc                                                     22,350
                                                                        -------------
                                                                            2,251,739
                                                                        -------------
               COMMUNICATIONS -- 0.0%
        1,031  NTL Inc*                                                        94,359
                                                                        -------------
               COMPUTER AND OFFICE EQUIPMENT -- 20.8%
        5,700  Advanced Micro Devices Inc*                                    223,012
        4,600  Apple Computer Inc*                                            527,275
      106,100  Cisco Systems Inc*                                          14,025,094
       31,600  Computer Associates International Inc                        2,032,275
        3,750  Comverse Technology Inc*                                       738,281
        1,800  Concord EFS Inc*                                                35,212
       25,700  Dell Computer Corp*                                          1,048,881
       16,600  Electronic Data Systems Corp                                 1,074,850
       34,300  EMC Corp*                                                    4,081,700
          500  Emulex Corp*                                                    80,000
       10,300  Gateway Inc*                                                   708,125
       47,500  Hewlett Packard Co                                           6,388,750
        5,500  Lexmark International Group Inc*                               655,875
       16,200  Micron Technology Inc*                                       1,588,612
      119,100  Oracle Corp*                                                 8,843,175
        4,400  Reynolds & Reynolds Inc, Class A                               121,550
          200  Safeguard Scientifics Inc*                                      34,987
        1,000  Sandisk Corp*                                                   89,000
        5,700  Silicon Graphics Inc*                                           55,931
        9,600  Xerox Corp                                                     208,200

2             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMPUTER AND OFFICE EQUIPMENT -- CONTINUED
          800  Zebra Technologies Corp*                                        53,250
                                                                        -------------
                                                                           42,614,035
                                                                        -------------
               CONSTRUCTION -- 1.4%
       50,450  Home Depot Inc                                               2,916,641
                                                                        -------------
               CONSUMER GOODS -- 2.0%
        1,800  Department 56 Inc*                                              25,425
       14,600  Eastman Kodak Co                                               836,762
        3,500  Furniture Brands International Inc*                             56,219
        3,250  Hasbro Inc                                                      51,187
        2,700  Hon Industries Inc                                              49,781
        5,400  Johnson Controls                                               288,225
       10,900  Jones Apparel Group Inc*                                       246,612
        4,500  Lancaster Colony Corp                                          133,875
        3,900  Liz Claiborne Inc                                              146,006
       36,400  Mattel Co                                                      350,350
          800  Maytag Corp                                                     21,150
       37,191  Newell Rubbermaid Inc                                          860,042
       13,100  Nike Inc, Class B                                              372,531
          200  Patterson Dental Company*                                        7,206
        3,000  Polo Ralph Lauren Corp*                                         50,250
        2,200  Procurenet*                                                          0
        1,300  Reebok International Ltd*                                       10,400
        2,700  Steelcase Inc                                                   33,075
        1,600  Tech Data Corp*                                                 34,700
        1,600  Tupperware Corp                                                 27,500
        2,600  US Industries Inc                                               29,737
        7,100  VF Corp                                                        175,281
          500  Wallace Computer Services                                        5,219
        4,000  Warnaco Group Inc, Class A                                      43,500
        5,000  Whirlpool Corp                                                 271,562
                                                                        -------------
                                                                            4,126,595
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 13.7%
       15,600  3 Com Corp*                                                  1,528,800
        9,300  Adaptec Inc*                                                   381,300
        8,800  ADC Telecommunications Inc*                                    394,900
        3,300  Altera Corp*                                                   263,175

              See accompanying notes to the financial statements.              3

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT -- CONTINUED
        9,000  American Power Conversion Corp*                                305,437
          300  Amphenol Corp, Class A*                                         23,981
        5,400  Analog Devices Inc*                                            847,800
        1,200  Antec Corp*                                                     63,525
       27,700  Atmel Corp*                                                  1,371,150
        1,400  C-Cube Microsystems Inc*                                       130,550
        3,900  Cooper Industries Inc                                          117,975
        2,600  Dallas Semiconductor Corp                                      104,975
        7,200  EchoStar Communications Corp*                                  820,800
       10,500  Emerson Electric Co                                            478,406
        3,500  Hubbell Inc, Class B                                            85,094
        4,000  Integrated Device Technology Inc*                              147,500
        8,300  Jabil Circuit Inc*                                             576,331
        1,000  Kemet Corp*                                                     61,437
        1,000  Lattice Semiconductor Corp*                                     70,250
        4,100  Linear Technology Corp                                         430,244
        3,000  Litton Industries *                                             89,812
       15,000  LSI Logic Corp*                                                960,937
        6,900  Maxim Integrated Products Inc*                                 461,006
        5,550  Microchip Technology Inc*                                      346,528
        5,850  Molex Inc                                                      326,869
       16,042  Motorola Inc                                                 2,735,161
       14,700  National Semiconductor Corp*                                 1,104,337
        2,200  Nortel Networks Corp                                           245,300
        8,800  PMC-Sierra Inc*                                              1,698,950
       26,600  Qualcomm Inc*                                                3,788,837
       10,900  Raytheon Co, Class B                                           201,650
          200  Read Rite Corp*                                                    756
        1,000  Sanmina Corp*                                                  117,062
        1,400  SCI Systems Inc*                                                56,350
       14,300  Tellabs Inc*                                                   686,400
       29,900  Texas Instruments Inc                                        4,978,350
          800  Thomas & Betts Corp                                             17,950
        9,200  Vitesse Semiconductor Corp*                                    955,075
       13,500  Xilinx Inc*                                                  1,076,625
                                                                        -------------
                                                                           28,051,585
                                                                        -------------
               FOOD AND BEVERAGE -- 2.1%
        1,900  Anheuser Busch Cos Inc                                         121,837
       33,120  Archer Daniels Midland Co                                      333,270
       25,700  Coca Cola Co                                                 1,244,844

4             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FOOD AND BEVERAGE -- CONTINUED
        3,600  Coca Cola Enterprises Inc                                       84,150
       15,000  ConAgra Inc                                                    245,625
        1,300  Dole Food Co                                                    19,987
        5,900  IBP Inc                                                         73,750
        3,800  Interstate Bakeries Corp                                        43,462
       20,900  Nabisco Group Holdings                                         180,262
        2,200  Nabisco Holdings Corp, Class A                                  64,350
        4,100  Pepsico Inc                                                    132,225
       12,600  Ralston-Purina Group                                           356,737
       15,966  RJ Reynolds Tobacco Holdings                                   287,388
        1,700  Seagrams Co Ltd                                                 99,875
       15,900  Sysco Corp                                                     521,719
        3,700  Tyson Food Inc, Class A                                         38,156
        2,600  Universal Corp                                                  42,575
        5,200  Wrigley (William Jr) Co                                        351,650
                                                                        -------------
                                                                            4,241,862
                                                                        -------------
               HEALTH CARE -- 3.6%
        7,300  Becton Dickinson & Co                                          226,756
       10,800  BioMet Inc                                                     356,400
       14,400  Boston Scientific Corp*                                        262,800
          300  Cardinal Health Inc                                             12,375
        3,800  Chiron Corp*                                                   190,000
       43,300  Columbia HCA Healthcare Corp                                   836,231
        6,100  Dentsply International Inc                                     156,312
       22,100  Health Management Associates Inc*                              237,575
       64,300  Healthsouth Corp*                                              313,462
        4,700  Hillenbrand Industries Inc                                     142,762
        8,600  Integrated Health Services Inc*                                  1,118
       15,600  Johnson & Johnson                                            1,119,300
        1,200  Lincare Holdings Inc*                                           28,125
        4,400  Mallinckrodt Inc                                               108,350
       11,500  Manor Care Inc*                                                 99,906
        6,500  Mariner Post-Acute Network Inc*                                  1,170
        2,200  Medimmune Inc*                                                 436,700
        5,300  Novacare Corp*                                                     943
          100  Pharmacia & Upjohn Inc                                           4,762
        1,200  Quest Diagnostics Inc*                                          41,175
        6,100  Quorum Health Group Inc*                                        54,328
        3,100  St Jude Medical Inc*                                            80,987
        5,500  Stryker Corp                                                   321,750

              See accompanying notes to the financial statements.              5

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
       28,800  Tenet Healthcare Corp*                                         504,000
        1,300  Trigon Healthcare Inc*                                          41,519
       22,300  United Healthcare Corp                                       1,140,087
        1,300  Universal Health Services, Class B*                             50,537
        4,000  Visx Inc*                                                       67,750
        7,800  Wellpoint Health Network*                                      526,500
                                                                        -------------
                                                                            7,363,680
                                                                        -------------
               INSURANCE -- 1.6%
       10,300  Aetna Life and Casualty Co                                     423,588
        2,400  Allstate Corp                                                   46,800
          900  AMBAC Inc                                                       39,544
        1,100  American National Insurance Co                                  64,350
        9,700  Cigna Corp                                                     715,981
        2,300  CNA Financial Corp*                                             62,100
          600  Commerce Group Inc                                              17,925
        4,100  Conseco Inc                                                     59,963
        1,400  Erie Indemnity Company - Class A                                43,400
        6,900  Foundation Health Systems Inc, Class A*                         57,356
        4,800  Hartford Financial Services Group Inc                          150,000
       12,400  Humana Inc*                                                     84,475
        5,700  Loews Corp                                                     253,650
        3,400  MBIA Inc                                                       130,475
        1,500  Nationwide Financial Service, Class A                           34,594
        2,000  Old Republic International Corp                                 23,375
        4,000  Oxford Health Plans Inc*                                        61,750
        6,100  Pacificare Health Systems Inc*                                 277,169
        3,100  Safeco Corp                                                     65,100
       14,900  Saint Paul Cos Inc                                             333,388
        2,400  Torchmark Corp                                                  47,550
        2,400  Transatlantic Holding Inc                                      169,050
        2,600  Travelers Property Casualty Corp, Class A                       82,225
        1,800  Unumprovident Corp                                              24,075
                                                                        -------------
                                                                            3,267,883
                                                                        -------------
               MACHINERY -- 2.3%
        2,100  American Standard Co*                                           73,238
       20,700  Applied Materials Inc*                                       3,786,806
          900  Cooper Cameron Corp*                                            49,725
          300  Deere and Co                                                    10,725
        2,500  Federal Mogul Corp                                              34,063

6             See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MACHINERY -- CONTINUED
        2,100  Lam Research Corp*                                             327,863
        4,400  Novellus System Inc*                                           260,975
        1,700  Parker-Hannifin Corp                                            61,625
          300  Tecumseh Products Co, Class B                                   12,094
        1,500  York International Corp                                         27,188
                                                                        -------------
                                                                            4,644,302
                                                                        -------------
               MANUFACTURING -- 1.4%
        1,100  American Greetings Corp                                         18,975
        1,900  Armstrong World Industries Inc                                  36,100
          900  Benjamin Moore & Co                                             25,538
        1,700  Corning Inc                                                    319,600
        1,100  Crane Co                                                        21,863
        5,200  Illinois Tool Works Inc                                        268,775
        9,200  International Game Technology*                                 163,875
       10,000  Leggett & Platt Inc                                            168,125
        2,200  Minnesota Mining and Manufacturing Co                          193,875
        8,800  Owens Illinois Inc*                                            121,550
        1,900  Rockwell International Corp                                     85,975
       17,772  Tyco International Ltd                                         674,225
       15,900  United Technologies Corp                                       809,906
                                                                        -------------
                                                                            2,908,382
                                                                        -------------
               METALS AND MINING -- 0.1%
        2,050  Allegheny Technologies Inc                                      34,722
        9,800  Freeport-McMoran Copper & Gold Inc*                            134,750
                                                                        -------------
                                                                              169,472
                                                                        -------------
               OIL AND GAS -- 1.8%
        5,700  Apache Corp                                                    208,050
        8,200  Atlantic Richfield Co                                          582,200
        2,300  Burlington Resources Inc                                        63,538
        7,300  Columbia Energy Group                                          430,700
       10,700  Diamond Offshore Drilling Inc                                  339,725
        1,300  EOG Resources Inc                                               19,825
        5,200  Kerr-McGee Corp                                                232,700
          400  Kinder Morgan Inc                                               11,150
       14,800  Occidental Petroleum Corp                                      237,725
        8,700  Phillips Petroleum Co                                          332,775
        2,700  Tidewater Inc                                                   76,444

              See accompanying notes to the financial statements.              7

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OIL AND GAS -- CONTINUED
       14,600  Transocean Sedco Forex Inc                                     575,788
        6,400  Union Pacific Resources Group                                   57,200
        9,500  Unocal Corp                                                    254,125
       10,800  USX - Marathon Group                                           233,550
        1,800  Vastar Resources Inc                                            95,513
                                                                        -------------
                                                                            3,751,008
                                                                        -------------
               PAPER AND ALLIED PRODUCTS -- 0.5%
       10,900  Kimberly-Clark Corp                                            563,394
        2,700  Mead Corp                                                       80,831
          600  Pentair Inc                                                     20,625
        9,650  Sonoco Products Co                                             177,922
        3,300  Westvaco Corp                                                   90,956
                                                                        -------------
                                                                              933,728
                                                                        -------------
               PHARMACEUTICALS -- 5.7%
       57,608  Abbott Laboratories                                          1,886,662
        2,000  Alza Corp*                                                      73,375
       57,700  Amgen Inc*                                                   3,934,419
        7,050  Bergen Brunswig Corp, Class A                                   34,809
        1,300  Biogen Inc*                                                    140,319
        1,300  Genzyme Corp - General Division*                                74,669
        1,900  IDEC Pharmaceuticals Corp*                                     267,663
        5,500  Immunex Corp*                                                1,085,906
       21,100  IMS Health Inc                                                 424,638
        2,730  Mark IV Industries Inc                                          54,600
        9,400  Merck & Co Inc                                                 578,688
       17,600  Mylan Laboratories Inc                                         404,800
        5,100  Nu Skin Enterprises Inc*                                        45,581
       74,736  Pfizer Inc                                                   2,400,894
        8,300  Schering Plough Corp                                           289,463
                                                                        -------------
                                                                           11,696,486
                                                                        -------------
               PRIMARY MATERIALS -- 0.2%
        7,300  Crown Cork & Seal Inc                                          102,200
        4,200  Sealed Air Corp*                                               208,688
        2,800  Weatherford International Inc                                  126,000
                                                                        -------------
                                                                              436,888
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PRIMARY PROCESSING -- 0.3%
        7,200  Howmet International Inc*                                      131,850
          300  Mueller Industries Inc*                                          8,588
        7,500  Nucor Corp                                                     372,656
        2,100  Worthington Industries Inc                                      27,825
                                                                        -------------
                                                                              540,919
                                                                        -------------
               PRINTING AND PUBLISHING -- 0.4%
        2,800  Central Newspapers Inc, Class A                                 79,975
        2,400  Gannett Co Inc                                                 156,450
        3,000  Houghton Mifflin Co                                            119,438
        2,800  John Wiley and Sons Inc, Class A                                39,900
        7,700  TV Guide Inc, Class A*                                         362,863
                                                                        -------------
                                                                              758,626
                                                                        -------------
               REFINING -- 0.2%
        3,100  Ashland Inc                                                     96,488
       10,100  Tosco Corp                                                     270,175
          600  Ultramar Diamond Shamrock Corp                                  13,013
                                                                        -------------
                                                                              379,676
                                                                        -------------
               RETAIL TRADE -- 3.2%
       17,342  Albertsons Inc                                                 424,879
        5,400  Autozone Inc*                                                  132,638
          500  Blair Corp                                                       8,688
        1,000  Circuit City Stores Inc                                         40,375
        4,533  Delhaize America Inc                                            84,994
        7,700  Dillard's Inc                                                  133,788
        2,400  Federated Department Stores Inc*                                88,050
        1,700  Fruit of the Loom Inc, Class A*                                  2,550
        1,200  Hannaford Brothers Co                                           85,500
        7,100  Kmart Corp*                                                     62,569
       15,000  Kroger Co*                                                     223,125
        2,000  May Department Stores Co                                        52,375
        4,800  Neiman Marcus Group Inc, Class A*                              102,300
        5,250  Office Depot Inc*                                               63,984
        1,100  Payless ShoeSource Inc*                                         43,450
          400  Pier 1 Imports Inc                                               3,500
        4,300  Rite Aid Corp                                                   29,563
       38,026  Safeway Inc*                                                 1,466,378
        3,500  Sears Roebuck & Co                                              96,469

              See accompanying notes to the financial statements.              9

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
        1,300  TJX Cos Inc                                                     20,719
       22,300  Toys R Us Inc*                                                 275,963
       60,400  Wal Mart Stores Inc                                          2,940,725
       12,700  Wendy's International Inc                                      200,025
                                                                        -------------
                                                                            6,582,607
                                                                        -------------
               SERVICES -- 1.8%
          500  Catalina Marketing Corp*                                        42,563
        1,100  Chris Craft Industries Inc*                                     72,394
        3,300  Fluor Corp                                                      93,844
        8,500  Harrahs Entertainment Inc*                                     162,563
        3,200  Hertz Corp                                                     114,600
       16,079  Hilton Hotels Corp                                             112,553
        2,200  Icos Corp*                                                     115,225
        1,300  Mandalay Resort Group*                                          18,281
        2,900  Manpower Inc                                                    94,794
        6,400  Marriott International Inc, Class A                            176,400
        9,400  Mirage Resorts Inc*                                            149,225
          300  Omnicom Group                                                   28,256
       27,700  Park Place Entertainment Corp*                                 313,356
        2,400  Republic Services Inc, Class A*                                 26,100
       14,900  Service Corp International                                      54,944
        6,900  Servicemaster Company                                           75,900
        1,400  Speedway Motorsports Inc*                                       42,875
       10,800  Supervalu Inc                                                  185,625
       49,100  The Walt Disney Co.                                          1,644,850
        2,200  UnitedGlobal.Com Inc, Class A*                                 229,900
                                                                        -------------
                                                                            3,754,248
                                                                        -------------
               TECHNOLOGY -- 25.0%
       12,900  Adobe Systems Inc                                            1,315,800
       37,100  America Online Inc*                                          2,188,900
        1,300  American Management Systems Inc*                                41,356
        4,500  Automatic Data Processing Inc                                  196,031
          500  Avnet Inc                                                       33,438
        4,400  Beckman Coulter Inc                                            211,750
       16,400  BMC Software Inc*                                              754,400
        7,500  Cabletron Systems Inc*                                         367,500
        5,000  Cadence Design Systems Inc*                                     99,688
        6,200  Ceridian Corp*                                                 122,838
        6,800  Citrix Systems Inc*                                            716,975

10            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        6,000  CMG Information Services Inc*                                  777,375
       13,761  Compaq Computer Corp                                           342,305
        4,400  Computer Sciences Corp*                                        346,775
        1,100  CSG Systems International Inc*                                  56,513
          300  DST Systems Inc*                                                16,838
        1,700  Electronics For Imaging Inc*                                   100,938
       16,300  First Data Corp                                                733,500
          400  G TECH Holdings Corp*                                            8,000
       28,100  Honeywell International Inc                                  1,352,313
        1,200  Hyperion Solutions Corp*                                        59,250
      105,204  Intel Corp                                                  11,888,052
       13,384  JDS Uniphase Corp*                                           3,528,357
        4,200  KLA Instruments Corp*                                          327,338
          400  Macromedia Inc*                                                 34,575
        1,600  Mercury Interactive Corp*                                      154,200
      122,900  Microsoft Corp*                                             10,984,188
        1,400  National Data Corp                                              43,400
        6,100  Network Appliance Inc*                                       1,151,375
       15,500  Novell Inc*                                                    512,469
        7,700  Parametric Technology Corp*                                    233,406
       13,800  PE Corp - PE Biosystems Group                                1,455,900
        3,000  Psinet Inc*                                                    139,125
          300  Remedy Corp*                                                    17,006
        1,000  RSA Security Inc*                                               66,938
       17,800  Seagate Technology Corp*                                       887,775
          400  Shared Medical Systems Corp                                     15,575
       16,100  Solectron Corp*                                              1,054,550
       89,000  Sun Microsystems Inc*                                        8,477,250
        1,900  Symantec Co*                                                   135,731
        4,700  Synopsys Inc*                                                  187,706
                                                                        -------------
                                                                           51,137,399
                                                                        -------------
               TELECOMMUNICATIONS -- 4.0%
        1,000  Adtran Inc*                                                     73,563
        3,000  Alltel Corp                                                    174,000
        1,200  Aspect Communications Corp*                                     77,325
       18,700  AT & T Corp                                                    924,481
        9,700  Bell Atlantic Corp                                             474,694
        1,800  Centennial Cellular Corp, Class A*                              43,706
        3,825  Centurytel Inc                                                 128,616
        1,895  Comsat Corp                                                     31,860

              See accompanying notes to the financial statements.             11

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- CONTINUED
       27,200  GTE Corp                                                     1,604,800
        7,800  Lucent Technologies Inc                                        464,100
       20,935  MCI Worldcom Inc*                                              934,224
          700  MRV Communications Inc*                                        109,769
        6,200  Nextel Communications Inc, Class A*                            847,850
       36,900  SBC Communications Inc                                       1,402,200
        2,000  Telephone and Data Systems Inc                                 211,000
        4,000  United States Cellular Corp*                                   267,750
        6,300  Viacom Inc, Class B*                                           351,225
                                                                        -------------
                                                                            8,121,163
                                                                        -------------
               TEXTILES -- 0.0%
        6,300  Shaw Industries Inc                                             79,931
          800  Westpoint Stevens Inc                                           13,300
                                                                        -------------
                                                                               93,231
                                                                        -------------
               TOBACCO -- 1.2%
      119,384  Philip Morris Cos Inc                                        2,395,142
                                                                        -------------
               TRANSPORTATION -- 0.4%
       10,200  Brunswick Corp                                                 180,413
       22,300  Burlington Northern Santa Fe Railroad Co                       439,031
       12,300  CSX Corp                                                       272,906
        2,000  Galileo International Inc                                       34,000
                                                                        -------------
                                                                              926,350
                                                                        -------------
               UTILITIES -- 0.4%
        7,100  Citizens Utilities, Class B*                                   108,275
        8,100  Coastal Corp                                                   340,706
        2,139  Dynegy Inc                                                     100,266
        5,400  El Paso Energy Corp                                            200,138
        1,300  Oneok Inc                                                       29,494
                                                                        -------------
                                                                              778,879
                                                                        -------------

               TOTAL COMMON STOCKS (COST $127,886,867)                    200,646,952
                                                                        -------------

              See accompanying notes to the financial statements.
12

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 5.2%
               CASH EQUIVALENTS -- 2.7%
$     211,252  BankBoston Eurodollar Time Deposit, 6.1175%, due
                 4/28/00(a)                                                   211,252
$     415,798  First Union National Bank Time Deposit, 5.8125%, due
                 3/01/00(a)                                                   415,798
$     623,697  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)        623,697
      276,605  Merrimac Cash Fund Premium Class(a)                            276,605
$   4,000,000  Prudential Securities Group, Inc. Master Note, 6.1875%,
                 due 3/10/00(a)                                             4,000,000
                                                                        -------------
                                                                            5,527,352
                                                                        -------------
               U.S. GOVERNMENT -- 0.4%
$     865,000  U.S. Treasury Bill, 5.689%, due 6/29/00(b)                     848,825
                                                                        -------------
               REPURCHASE AGREEMENT -- 2.1%
$   4,222,650  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of
               $4,223,231 and an effective yield of 4.95%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/19 and market
               value, including accrued interest, of $4,307,103.            4,222,650
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $10,599,259)             10,598,827
                                                                        -------------
               TOTAL INVESTMENTS -- 103.2%
               (Cost $138,486,126)                                        211,245,779

               Other Assets and Liabilities (net) -- (3.2%)                (6,583,983)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 204,661,796
                                                                        =============

              See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) Security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

14            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $138,486,126) (Note 1)         $211,245,779
   Dividends and interest receivable                               111,300
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 36,240
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               8,962
                                                              ------------
      Total assets                                             211,402,281
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)             5,527,352
   Payable for Fund shares repurchased                           1,097,833
   Payable to affiliate for (Note 2):
      Management fee                                                52,118
      Shareholder service fee                                       23,691
   Accrued expenses                                                 39,491
                                                              ------------
      Total liabilities                                          6,740,485
                                                              ------------
NET ASSETS                                                    $204,661,796
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $117,575,585
   Accumulated undistributed net investment income                  59,467
   Accumulated net realized gain                                14,291,487
   Net unrealized appreciation                                  72,735,257
                                                              ------------
                                                              $204,661,796
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $204,661,796
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    41,348,373
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       4.95
                                                              ============

              See accompanying notes to the financial statements.             15

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $353)               $ 1,129,063
   Interest (including securities lending income of $23,370)      589,730
                                                              -----------
      Total income                                              1,718,793
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        579,315
   Custodian and transfer agent fees                               52,740
   Audit fees                                                      37,868
   Legal fees                                                       3,939
   Registration fees                                                2,078
   Trustees fees (Note 2)                                           2,008
   Miscellaneous                                                    2,647
   Fees waived or borne by Manager (Note 2)                      (101,280)
                                                              -----------
                                                                  579,315
   Shareholder service fee (Note 2)
      Class III                                                   263,325
                                                              -----------
      Net expenses                                                842,640
                                                              -----------
            Net investment income                                 876,153
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                              34,022,505
      Closed futures contracts                                  1,013,219
      Closed swap contracts                                     2,486,982
                                                              -----------

         Net realized gain                                     37,522,706
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              28,449,619
      Open futures contracts                                       89,159
      Open swap contracts                                         (39,789)
                                                              -----------

         Net unrealized gain                                   28,498,989
                                                              -----------

      Net realized and unrealized gain                         66,021,695
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $66,897,848
                                                              ===========

16            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    876,153       $  1,101,856
   Net realized gain                                         37,522,706         35,847,656
   Change in net unrealized appreciation (depreciation)      28,498,989         (1,539,965)
                                                           ------------       ------------
   Net increase in net assets from operations                66,897,848         35,409,547
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (909,886)        (1,131,539)
                                                           ------------       ------------
      Total distributions from net investment income           (909,886)        (1,131,539)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (33,701,424)       (37,976,729)
                                                           ------------       ------------
      Total distributions from net realized gains           (33,701,424)       (37,976,729)
                                                           ------------       ------------
                                                            (34,611,310)       (39,108,268)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              14,291,017        (41,140,532)
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       14,291,017        (41,140,532)
                                                           ------------       ------------
      Total increase (decrease) in net assets                46,577,555        (44,839,253)
NET ASSETS:
   Beginning of period                                      158,084,241        202,923,494
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $59,467 and $93,200,
    respectively)                                          $204,661,796       $158,084,241
                                                           ============       ============

              See accompanying notes to the financial statements.             17

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   4.14  $   4.38  $   5.18  $   5.65  $   4.45
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.02      0.03      0.04      0.07      0.08
   Net realized and unrealized gain           1.71      0.89      1.41      1.03      1.54
                                          --------  --------  --------  --------  --------

      Total from investment operations        1.73      0.92      1.45      1.10      1.62
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.02)    (0.03)    (0.06)    (0.08)    (0.07)
   From net realized gains                   (0.90)    (1.13)    (2.19)    (1.49)    (0.35)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.92)    (1.16)    (2.25)    (1.57)    (0.42)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   4.95  $   4.14  $   4.38  $   5.18  $   5.65
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              45.24%    22.90%    36.37%    21.64%    37.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $204,662  $158,084  $202,923  $244,183  $391,366
   Net expenses to average daily net
     assets                                   0.48%     0.48%     0.48%     0.48%     0.48%
   Net investment income to average
     daily net assets                         0.50%     0.64%     0.79%     1.21%     1.54%
   Portfolio turnover rate                      48%       50%       60%      100%       76%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per
     share amounts:                             --(b) $   0.01 $   0.01 $   0.01        --(b)

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

18            See accompanying notes to the financial statements.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Funds benchmark is the Russell 1000 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $5,407,186 collateralized by cash in the amount of $5,527,352 which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 29, 2000.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .14 % of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $2,599 in purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

      Effective April 7, 2000, the Fund will no longer charge a purchase premium.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .50% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .33% of average daily net assets.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $2,008. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $77,863,310 and $91,137,989 respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $138,737,529     $88,268,784       $(15,760,534)    $72,508,250

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 84.2% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 29, 2000          February 28, 1999
                                                        ------------------------  -------------------------
                                                          Shares       Amount       Shares        Amount
         Class III:                                     ----------  ------------  -----------  ------------
         Shares sold                                       411,884  $  1,856,585      735,556  $  3,204,280
         Shares issued to shareholders
           in reinvestment of distributions              7,675,138    34,556,251    9,514,574    39,000,762
         Shares repurchased                             (4,900,307)  (22,121,819) (18,430,431)  (83,345,574)
                                                        ----------  ------------  -----------  ------------
         Net increase (decrease)                         3,186,715  $ 14,291,017   (8,180,301) $(41,140,532)
                                                        ==========  ============  ===========  ============

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

         Number of                                 Contract   Net Unrealized
         Contracts      Type     Expiration Date    Value      Depreciation
         ----------  ----------  ---------------  ----------  --------------

            Buys
             3       S&P 500     March 2000        1,029,000     $(24,396)
                                                                 ========

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 87% of distributions as net capital gain dividends.

GMO GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Growth Fund returned 45.2% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500 and 31.8% for the Russell 1000 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, large cap growth stocks outperformed large cap value stocks by 35.0% primarily due to the strong performance of technology stocks. Similarly, small cap growth stocks outperformed small cap value stocks by an even wider margin. Sector selection within the Fund was strong and accounted for the majority of value added. The Fund is underweight in large cap issues and overweight in small cap stocks. These positions added value for the fiscal year because of the significant outperformance of small cap stocks. The Fund's overweight in technology stocks coupled with underweight positions in underperforming sectors, including health care, consumer staples (particularly the beverage industry) and consumer discretionary stocks also added to relative performance. Overweighting materials/processing and auto/transportation stocks detracted from performance as these sectors underperformed the benchmark.

Stock selection also added value for the year, albeit to a lesser extent than sector selection. Strong selection among technology, health care and producer durable stocks offset weak selection in consumer staple and multi-industry stocks.

For the fiscal year, the MOMENTUM stock selection strategy performed well. The INTRINSIC VALUE strategy was neutral relative to the benchmark, while the NEGLECT and CASH FLOW strategies underperformed.

OUTLOOK

While the Fund currently maintains an overweight position in technology stocks, this position is likely to decline as our intrinsic value methodology demonstrates these stocks to be increasingly overvalued. We continue to maintain an underweight position in health care and consumer staple stocks.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       GMO GROWTH FUND CLASS III SHARES AND THE RUSSELL 1000 GROWTH INDEX
                            AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                 12/30/88
1yr           5yr         10yr
45.04         32.39       21.97

                                       [GRAPH]

       Date                                 GMO Growth Fund-III                       Russell 1000 Growth
      2/28/90                                       9986                                     10000
      3/31/90                                      10342                                     10398
      6/30/90                                      11542                                     11451
      9/30/90                                       9490                                      9706
     12/31/90                                      10761                                     10770
      3/31/91                                      12936                                     12702
      6/30/91                                      12551                                     12580
      9/30/91                                      13256                                     13459
     12/31/91                                      15202                                     15202
      3/31/92                                      14382                                     14451
      6/30/92                                      14098                                     14295
      9/30/92                                      14926                                     14924
     12/31/92                                      15842                                     15965
      3/31/93                                      15911                                     15831
      6/30/93                                      15416                                     15585
      9/30/93                                      15840                                     15816
     12/31/93                                      16571                                     16427
      3/31/94                                      15363                                     15704
      6/30/94                                      15521                                     15545
      9/30/94                                      16779                                     16740
     12/31/94                                      16852                                     16865
      3/31/95                                      18461                                     18472
      6/30/95                                      20135                                     20289
      9/30/95                                      22357                                     22131
     12/31/95                                      23567                                     23139
      3/31/96                                      24571                                     24380
      6/30/96                                      26322                                     25931
      9/30/96                                      27058                                     26865
     12/31/96                                      28374                                     28486
      3/31/97                                      28548                                     28638
      6/30/97                                      33391                                     34055
      9/30/97                                      37862                                     36614
     12/31/97                                      36703                                     37169
      3/31/98                                      42213                                     42800
      6/30/98                                      43774                                     44748
      9/30/98                                      39536                                     40692
     12/31/98                                      50392                                     51577
      3/31/99                                      53307                                     54855
      6/30/99                                      56905                                     56967
      9/30/99                                      55299                                     54878
     12/31/99                                      70065                                     68678
      2/29/00                                      73015                                     68658

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT SHARE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Share Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUND -- 100.0%
    9,871,065  GMO Emerging Country Debt Fund (Cost $90,593,536)          86,273,108
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$      15,969  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of $15,971
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19 and market value, including
               accrued interest, of $16,288.                                  15,969
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $15,969)                    15,969
                                                                        ------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $90,609,505)                                         86,289,077

               Other Assets and Liabilities (net) -- (0.0%)                   (9,001)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 86,280,076
                                                                        ============

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $90,609,505) (Note 1)          $86,289,077
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              3,167
                                                              -----------
      Total assets                                             86,292,244
                                                              -----------

LIABILITIES:
   Accrued expenses                                                12,168
                                                              -----------
      Total liabilities                                            12,168
                                                              -----------
NET ASSETS                                                    $86,280,076
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $90,601,820
   Accumulated undistributed net realized loss                     (1,316)
   Net unrealized depreciation                                 (4,320,428)
                                                              -----------
                                                              $86,280,076
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $86,280,076
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    9,918,037
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.70
                                                              ===========

2             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 9,369,314
   Interest                                                         2,443
                                                              -----------
      Total income                                              9,371,757
                                                              -----------
EXPENSES:
   Audit fees                                                      10,982
   Custodian and transfer agent fees                                9,221
   Legal fees                                                       3,521
   Trustees fees (Note 2)                                             792
   Registration fees                                                   29
   Miscellaneous                                                    1,739
   Fees waived or borne by Manager (Note 2)                       (26,284)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
            Net investment income                               9,371,757
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                  (1,316)
      Realized gain distributions from investment company
      shares                                                    1,062,790
                                                              -----------

         Net realized gain                                      1,061,474
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                14,631,128
                                                              -----------

      Net realized and unrealized gain                         15,692,602
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $25,064,359
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              PERIOD FROM JULY 20,1998
                                                            YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         FEBRUARY 29, 2000      TO FEBRUARY 28, 1999
                                                         -----------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  9,371,757             $    167,273
   Net realized gain                                          1,061,474                       --
   Change in net unrealized appreciation (depreciation)      14,631,128              (18,951,556)
                                                           ------------             ------------
   Net increase (decrease) in net assets from
    operations                                               25,064,359              (18,784,283)
                                                           ------------             ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (9,371,757)                (168,000)
                                                           ------------             ------------
      Total distributions from net investment income         (9,371,757)                (168,000)
                                                           ------------             ------------
   In excess of net investment income
      Class III                                                (963,503)                      --
                                                           ------------             ------------
      Total distributions in excess of net investment
       income                                                  (963,503)                      --
                                                           ------------             ------------
   Net realized gains
      Class III                                                (103,181)                      --
                                                           ------------             ------------
      Total distributions from net realized gains              (103,181)                      --
                                                           ------------             ------------
                                                            (10,438,441)                (168,000)
                                                           ------------             ------------
   Net share transactions: (Note 5)
      Class III                                              30,438,441               60,168,000
                                                           ------------             ------------
   Increase in net assets resulting from net share
    transactions                                             30,438,441               60,168,000
                                                           ------------             ------------
      Total increase in net assets                           45,064,359               41,215,717
NET ASSETS:
   Beginning of period                                       41,215,717                       --
                                                           ------------             ------------
   End of period (including accumulated undistributed
    net investment income of $0 and $0, respectively)      $ 86,280,076             $ 41,215,717
                                                           ============             ============

4             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                 PERIOD FROM
                                                                                JULY 20, 1998
                                                                                (COMMENCEMENT
                                                            YEAR ENDED      OF OPERATIONS) THROUGH
                                                         FEBRUARY 29, 2000    FEBRUARY 28, 1999
                                                         -----------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  6.84              $ 10.00
                                                              -------              -------

Income from investment operations:
   Net investment income(a)                                      1.10                 0.03
   Net realized and unrealized gain (loss)                       1.97                (3.16)
                                                              -------              -------

      Total from investment operations                           3.07                (3.13)
                                                              -------              -------

Less distributions to shareholders:
   From net investment income                                   (1.09)               (0.03)
   In excess of net investment income                           (0.11)                  --
   From net realized gains                                      (0.01)                  --
                                                              -------              -------

      Total distributions                                       (1.21)               (0.03)
                                                              -------              -------
NET ASSET VALUE, END OF PERIOD                                $  8.70              $  6.84
                                                              =======              =======
TOTAL RETURN(b)                                                 46.71%              (31.32)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                          $86,280              $41,216
   Net expenses to average daily net assets(c)                   0.00%                0.00%*
   Net investment income to average daily net assets(a)         14.22%                0.64%*
   Portfolio turnover rate                                          0%                   0%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share
     amounts:                                                    --(d)                --(d)

*    Annualized
(a) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.
(b) The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Net expenses exclude expenses incurred indirectly through investment in underlying fund. (See Note 1.)
(d) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
+    Not annualized.

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Share Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in the Class III Shares of the GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust. GMO also serves as investment manager to ECDF. ECDF pursues its objectives by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

      The financial statements of ECDF should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of ECDF are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $963,503           $(959,609)         $(3,894)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions are recorded on the ex-dividend date of ECDF. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in ECDF (See Note 2).

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The Fund does not charge any purchase premium or redemption fee in connection with the purchase and sale of Fund shares. As a shareholder in ECDF, the Fund will indirectly bear ECDF's purchase premium and redemption fees which are .50% and .25%, respectively. These fees are paid to and retained by ECDF.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in ECDF. Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. ECDF may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, ECDF may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager does not charge an advisory fee or shareholder service fee. As a shareholder in ECDF, the Fund will indirectly bear all fees and expenses associated with an investment in ECDF. GMO, in

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      its capacity as Manager of ECDF, has agreed to waive a portion of its fee and bear other expenses to the extent that ECDF's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed .35% of average daily net assets. Class III shares of ECDF also bear an annual shareholder service fee of .15% of ECDF's average daily net assets. The management fee earned by GMO in its capacity as Manager of ECDF is .35% of average daily net assets. GMO has entered into a binding agreement effective until June 30, 2000 to reimburse ECDF to the extent that ECDF's total annual operating expense (excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeds the management fee.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2000 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $792. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $30,438,283 and $4,300 respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $90,610,821        $     --        $(4,321,744)     $(4,321,744)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 100% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder could have a material effect.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                       Period from
                                                                                      July 20, 1998
                                                                                    (commencement of
                                                              Year Ended           operations) through
                                                           February 29, 2000        February 28, 1999
                                                        -----------------------  -----------------------
                                                          Shares      Amount       Shares      Amount
         Class III:                                     ----------  -----------  ----------  -----------
         Shares sold                                     2,574,003  $20,000,000   6,000,000  $60,000,000
         Shares issued to shareholders
           in reinvestment of distributions              1,319,651   10,438,441      24,383      168,000
         Shares repurchased                                     --           --          --           --
                                                        ----------  -----------  ----------  -----------
         Net increase                                    3,893,654  $30,438,441   6,024,383  $60,168,000
                                                        ==========  ===========  ==========  ===========

6.    OTHER

      During April 2000, contract settlement on certain swap agreements in ECDF was triggered by an event of default on the underlying debt instruments. The counterparty to the swap agreements made an initial determination of amounts due to ECDF under procedures specified by the swap agreements. ECDF does not agree with certain elements of the determination and is currently in negotiation with the counterparty over amounts approximating 10-20% of the settlement date value of these swaps. All undisputed amounts have been paid to ECDF by the counterparty. The outcome of those negotiations is not currently predictable.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 1% of distributions as net capital gain dividends.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO EMERGING COUNTRY DEBT SHARE FUND CLASS III SHARES AND THE
             J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL - BLENDED
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception               7/20/1998
1yr                5yr                  10yr (ITD)
46.71              N/A                  0.47

                                     [GRAPH]


Date       GMO Emerging Country Debt Shares Fund      J.P. Morgan EMBI Global      J.P. Morgan Emerging Markets Plus
 7/20/1998                  10000                              10000                           10000
 9/30/1998                   6160                               7586                            7586
12/31/1998                   6968                               8338                            8338
 3/31/1999                   7269                               8760                            8760
 6/30/1999                   7701                               9220                            9220
 9/30/1999                   7802                               9330                            9330
12/31/1999                   9207                              10504                           10504
 2/29/2000                  10076                              10898                           10959

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Past performance is not indicative of future performance. Information is unaudited.

*The manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO EMERGING COUNTRY DEBT SHARE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Share Fund returned 46.7% for the fiscal year ended February 29, 2000, which compared favorably with the 33.8% benchmark return. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in sovereign debt instruments of emerging countries throughout the period.

Sovereign spreads on the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) declined from 1330 basis points to 816 basis points. Emerging country debt markets weathered several events, including the decision by Ecuador to default on its Brady bond obligations in September 1999, political developments in Russia and concerns about Y2K. Russia, the worst performing country in 1998, returned 166% in 1999, and was the best performing country in the universe. Although Brazil devalued its currency in January 1999, its debt returned 41%, as the country's new economic team managed economic policy adroitly.

The portfolio's overweight exposure to Ecuador was hedged using credit default swaps. These swaps protected the portfolio when Ecuador defaulted on its Brady bonds. Most of the value added by the Fund relative to the Index occurred between October 1999 and February 2000. Underweight positions in Poland, Mexico, Panama and South Korea added value to the portfolio. Overweight positions in countries outside the Index, such as Algeria, Vietnam and Tunisia, also added value. In addition, security selection in Russia and Brazil contributed to the Fund's positive performance. The Fund remained fully invested throughout the period.

The benchmark for this Fund was changed on January 1, 2000 from the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) to the J.P. Morgan Emerging Markets Bond Index Global (EMBIG). The EMBIG is a broader index with 26 countries, versus the 16 countries that are included in the EMBI+. The EMBIG offers additional exposure to Asia (15% versus 4%), and less to Latin America (67% versus 81%). The change in index is not expected to have a material effect on the management of this portfolio.

OUTLOOK

The Fund's strategy continues to emphasize issue selection with a preference for cheaper, long duration, less marketable issues that offer higher yields versus the new benchmark, the J.P. Morgan Emerging Markets Bond Index Global. The Fund is currently underweight in Ecuador, Mexico, Panama, Philippines, Poland, Russia, South Korea and Turkey. Our largest overweight positions (within the Index) are in Argentina, Bulgaria and Morocco. Jordan and Tunisia are the Fund's largest positions outside the benchmark universe.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SHORT-TERM INCOME FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Term Income Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 25.0%
               U.S. GOVERNMENT -- 10.8%
$   4,728,870  U.S. Treasury Inflation Indexed Note, 3.63%, due
                 07/15/02                                                   4,687,492
                                                                        -------------
               U.S. GOVERNMENT AGENCY -- 14.2%
      303,333  Agency for International Development Floater (Support
                 of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill
                 + .40%, 6.42%, due 10/01/12                                  294,233
    1,950,300  Agency for International Development Floater (Support
                 of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury
                 Bill + .40%, 6.42%, due 10/01/12                           1,891,791
    2,000,990  Agency for International Development Floater (Support
                 of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill
                 x 117%, 5.93%, due 10/01/11                                1,930,956
       86,859  Agency for International Development Floater (Support
                 of Peru), Series A, Variable Rate, 6 mo. U.S.
                 Treasury Bill + .35%, 5.99%, due 05/01/14                     83,384
    1,995,963  Small Business Administration Pool #502320,
                 Variable Rate, Prime - 2.18%, 6.31%, due 08/25/18          2,005,943
                                                                        -------------
                                                                            6,206,307
                                                                        -------------

               TOTAL DEBT OBLIGATIONS (COST $11,027,232)                   10,893,799
                                                                        -------------
               MUTUAL FUND -- 71.9%
    1,236,707  GMO Alpha Libor Fund                                        31,276,310
                                                                        -------------

               TOTAL MUTUAL FUND (COST $30,917,146)                        31,276,310
                                                                        -------------

              See accompanying notes to the financial statements.              1

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS -- 5.5%
           COMMERCIAL PAPER -- 4.8%
$2,100,000 Koch Industries Inc., 5.83%, due 3/01/00                  2,100,000
                                                                    ----------
           REPURCHASE AGREEMENT -- 0.7%
$ 279,522  Salomon Smith Barney Inc. Repurchase Agreement, dated
           2/29/00, due 3/1/00, with a maturity value of $279,560
           and an effective yield of 4.95%, collateralized by a
           U.S. Treasury Obligation with a rate of 8.125%,
           maturity date of 8/15/19 and market value, including
           accrued interest, of $285,112.                              279,522
                                                                    ----------

           TOTAL SHORT-TERM INVESTMENTS (COST $2,379,522)            2,379,522
                                                                    ----------
           TOTAL INVESTMENTS -- 102.4%
           (Cost $44,323,900)                                       44,549,631

           Other Assets and Liabilities (net) -- (2.4%)             (1,058,468)
                                                                    ----------
           TOTAL NET ASSETS -- 100.0%                               $43,491,163
                                                                    ==========

Variable rates - The rates shown on variable rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security.

2             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $44,323,900) (Note 1)          $44,549,631
   Cash                                                         4,015,883
   Receivable for investments sold                              1,504,773
   Receivable for Fund shares sold                                831,564
   Interest receivable                                            163,488
                                                              -----------
      Total assets                                             51,065,339
                                                              -----------

LIABILITIES:
   Payable for Fund shares repurchased                          7,547,000
   Payable to affiliate for (Note 2):
      Management fee                                                1,779
      Shareholder service fee                                       5,340
   Accrued expenses and other liabilities                          20,057
                                                              -----------
      Total liabilities                                         7,574,176
                                                              -----------
NET ASSETS                                                    $43,491,163
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $43,497,151
   Accumulated undistributed net investment income                108,089
   Accumulated net realized loss                                 (339,808)
   Net unrealized appreciation                                    225,731
                                                              -----------
                                                              $43,491,163
                                                              ===========

SHARES OUTSTANDING                                              4,520,663
                                                              ===========

NET ASSET VALUE PER SHARE                                     $      9.62
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $2,543,795
                                                              ----------
      Total income                                             2,543,795
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        25,341
   Audit fees                                                     21,594
   Custodian and transfer agent fees                              12,606
   Registration fees                                               3,867
   Legal fees                                                      2,089
   Trustees fees (Note 2)                                            654
   Miscellaneous                                                   1,740
   Fees waived or borne by Manager (Note 2)                      (42,550)
                                                              ----------
                                                                  25,341

   Shareholder service fee (Note 2)                               76,023
                                                              ----------
      Net expenses                                               101,364
                                                              ----------
            Net investment income                              2,442,431
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized loss on investments                             (313,585)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                  528,627
                                                              ----------

      Net realized and unrealized gain                           215,042
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,657,473
                                                              ==========

4             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 2,442,431        $ 1,817,518
   Net realized loss                                           (313,585)           (22,156)
   Change in net unrealized appreciation (depreciation)         528,627           (360,921)
                                                            -----------        -----------
   Net increase in net assets from operations                 2,657,473          1,434,441
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income                                     (2,673,480)        (1,788,988)
                                                            -----------        -----------
                                                             (2,673,480)        (1,788,988)
                                                            -----------        -----------
Fund share transactions: (Note 5)
   Proceeds from sale of shares                              15,635,155         77,435,093
   Net asset value of shares issued to shareholders in
    payment of distributions declared                         2,605,023          1,459,945
   Cost of shares repurchased                               (28,120,405)       (62,529,846)
                                                            -----------        -----------
   Net increase (decrease) in net assets resulting from
    Fund share transactions                                  (9,880,227)        16,365,192
                                                            -----------        -----------
      Total increase (decrease) in net assets                (9,896,234)        16,010,645
NET ASSETS:
   Beginning of period                                       53,387,397         37,376,752
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $108,089 and $339,138,
    respectively)                                           $43,491,163        $53,387,397
                                                            ===========        ===========

              See accompanying notes to the financial statements.              5

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                  YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------
                                           2000     1999     1998     1997     1996
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD      $  9.63  $  9.81  $  9.78  $  9.77  $  9.56
                                          -------  -------  -------  -------  -------

Income from investment operations:
   Net investment income(a)                  0.46+    0.57     0.55     0.47     0.57
   Net realized and unrealized gain
     (loss)                                  0.05    (0.16)    0.03     0.06     0.20
                                          -------  -------  -------  -------  -------

      Total from investment operations       0.51     0.41     0.58     0.53     0.77
                                          -------  -------  -------  -------  -------

Less distributions to shareholders:
   From net investment income               (0.52)   (0.59)   (0.55)   (0.52)   (0.56)
                                          -------  -------  -------  -------  -------

      Total distributions                   (0.52)   (0.59)   (0.55)   (0.52)   (0.56)
                                          -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD            $  9.62  $  9.63  $  9.81  $  9.78  $  9.77
                                          =======  =======  =======  =======  =======
TOTAL RETURN(B)                              5.42%    4.29%    6.10%    5.62%    8.32%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $43,491  $53,387  $37,377  $40,937  $11,066
   Net expenses to average daily net
     assets                                  0.20%    0.20%    0.20%    0.20%    0.25%
   Net investment income to average
     daily net assets(a)                     4.82%    5.50%    5.73%    5.88%    6.49%
   Portfolio turnover rate                    178%      76%      50%     287%     139%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $  0.01  $  0.03  $  0.03  $  0.03  $  0.03

+    Computed using average shares outstanding throughout the period.
(a) Net investment income for the year ended February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The total returns would have been lower had certain expenses not been waived during the periods shown.

6             See accompanying notes to the financial statements.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Short-Term Income Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares.

      The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high-quality fixed income instruments. The Fund's benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

      At February 29, 2000, 71.9% of the Fund is invested in GMO Alpha Libor Fund, a separate fund of GMO Trust managed by GMO. Alpha Libor invests primarily in relatively high quality, low volatility fixed income securities.

      The financial statements of the Alpha Libor Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

      At February 29, 2000, the total value of these securities represented 10% of net assets, substantially all of which consist of U.S. Government backed securities.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts and amortization of premiums. Dividend income is recognized on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of the Fund at the annual rate of .15%.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fees.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .25% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .05% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $654. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 29, 2000, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $        --  $   520,504
         Investments (non-U.S. Government securities)              85,762,273   87,346,396

      During the year ended February 29, 2000, the Fund exchanged securities with a market value of $30,668,721 for shares of GMO Alpha Libor Fund with a value equal to that market value in taxable transactions. Such amounts are included in purchases and sales above.

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $44,323,900        $365,776         $(140,045)        $225,731

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 75.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                     Year Ended         Year Ended
                                                                  February 29, 2000  February 28, 1999
                                                                  -----------------  -----------------
         Shares sold                                                   1,627,899          8,045,249
         Shares issued to shareholders in reinvestment of
           distributions                                                 273,049            150,962
         Shares repurchased                                           (2,924,097)        (6,463,182)
                                                                     -----------        -----------
         Net increase (decrease)                                      (1,023,149)         1,733,029
         Fund shares:
           Beginning of period                                         5,543,812          3,810,783
                                                                     -----------        -----------
           End of period                                               4,520,663          5,543,812
                                                                     ===========        ===========

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October Capital losses of $272,374.

      At February 29, 2000 the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:

         Year of Expiration  Amount
         ------------------  -------
                2002         $ 4,067
                2007         $22,157
                2008         $41,210

GMO SHORT-TERM INCOME FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Short-Term Income Fund returned 5.4% for the fiscal year ended February 29, 2000, as compared with 4.8% for the Salomon Smith Barney 3-Month Treasury Bill Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in high-quality, fixed income instruments throughout the period.

The Fund outperformed the benchmark during the fiscal year by 59 basis points. While spreads relative to U.S. Treasuries declined during the period, they remained high relative to historical levels. The Fund benefited from capital gains and from the higher spreads.

At the fiscal year end approximately 71% of the Fund was invested in highly-rated, floating rate, asset-backed securities (including holdings of GMO Alpha LIBOR Fund), 17% in U.S. Government-backed bonds, and 12% in U.S. Treasury notes and cash equivalents. The asset-backed issues included issues backed by auto, truck, credit card and health care receivables. The additional yield provided by these holdings plus the capital gains due to its longer-than-benchmark maturity accounted for the Fund's performance.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       GMO SHORT-TERM INCOME FUND CLASS III SHARES AND THE
           SALOMON SMITH BARNEY 3 MONTH T-BILL INDEX
                   AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                4/18/90
1yr           5yr        10yr (ITD)
5.42          5.94       5.98

                          [GRAPH]


Date                         GMO Short Term Income Fund       Salomon Smith Barney 3 Mo. T-Bill
      4/18/90                          10000                            10000
      6/30/90                          10164                            10160
      9/30/90                          10366                            10357
     12/31/90                          10570                            10545
      3/31/91                          10753                            10712
      6/30/91                          10901                            10866
      9/30/91                          11052                            11018
     12/31/91                          11439                            11152
      3/31/92                          11412                            11264
      6/30/92                          11719                            11372
      9/30/92                          12098                            11467
     12/31/92                          12101                            11556
      3/31/93                          12422                            11643
      6/30/93                          12546                            11730
      9/30/93                          12685                            11821
     12/31/93                          12785                            11912
      3/31/94                          12850                            12006
      6/30/94                          12877                            12123
      9/30/94                          12984                            12258
     12/31/94                          12990                            12418
      3/31/95                          13379                            12592
      6/30/95                          13733                            12775
      9/30/95                          13978                            12955
     12/31/95                          14285                            13132
      3/31/96                          14417                            13301
      6/30/96                          14567                            13470
      9/30/96                          14812                            13645
     12/31/96                          15056                            13822
      3/31/97                          15243                            13997
      6/30/97                          15495                            14178
      9/30/97                          15748                            14361
     12/31/97                          15976                            14548
      3/31/98                          16206                            14735
      6/30/98                          16403                            14922
      9/30/98                          16667                            15107
     12/31/98                          16692                            15280
      3/31/99                          16902                            15448
      6/30/99                          17110                            15622
      9/30/99                          17324                            15797
     12/31/99                          17542                            15994
      2/29/00                          17745                            16133


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. The Fund operated as a money market fund from April 18, 1990 to June 30, 1991. Subsequently, the Fund became a short-term income fund. Past performance is not indicative of future performance. Information is unaudited.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INFLATION INDEXED BOND FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

         PAR VALUE   DESCRIPTION                                         VALUE ($)
-----------------------------------------------------------------------------------
                     DEBT OBLIGATIONS -- 102.8%
                     NEW ZEALAND -- 0.9%
NZD       1,000,000  New Zealand Index Linked Bond Series 216, 4.50%,
                       due 02/15/16                                         469,430
                                                                         ----------
                     UNITED STATES -- 101.9%
                     ASSET BACKED SECURITIES -- 6.2%
USD         400,279  Constellation Series 99-1A, 144A, 5.73%, due
                       04/18/02                                             400,029
USD       3,000,000  Oasis CBO Ltd, 144A,
                       Variable Rate, 6 mo. LIBOR + .38%, 6.42%,
                       due 05/30/11                                       2,835,000
                                                                         ----------
                                                                          3,235,029
                                                                         ----------
                     CORPORATE DEBT -- 2.0%
USD       1,200,000  JP Morgan and Co. Series A,
                       Variable Rate, CPI + 4.00%, 6.43%, due 02/15/12    1,040,400
                                                                         ----------
                     U.S. GOVERNMENT -- 53.4%
USD      15,970,656  U.S. Treasury Inflation Indexed Bond, 3.88%, due
                       04/15/29                                          15,202,068
USD       1,040,560  U.S. Treasury Inflation Indexed Bond, 3.63%, due
                       04/15/28                                             948,861
USD      11,934,939  U.S. Treasury Inflation Indexed Note, 3.88%, due
                       01/15/09(a)                                       11,554,512
                                                                         ----------
                                                                         27,705,441
                                                                         ----------
                     U.S. GOVERNMENT AGENCY -- 40.3%
USD       8,625,000  Federal Home Loan Bank,
                       Variable Rate, CPI + 3.15%, 5.59%, due 02/15/02    8,392,900
USD      13,809,380  Tennessee Valley Authority (Indexed Principal),
                       3.38%, due 01/15/07                               12,549,810
                                                                         ----------
                                                                         20,942,710
                                                                         ----------

                     TOTAL UNITED STATES                                 52,923,580
                                                                         ----------

                     TOTAL DEBT OBLIGATIONS (COST $54,526,620)           53,393,010
                                                                         ----------

              See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

         PAR VALUE   DESCRIPTION                                         VALUE ($)
-----------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS -- 0.1%
                     REPURCHASE AGREEMENT -- 0.1%
USD          49,203  Salomon Smith Barney Inc. Repurchase Agreement,
                     dated 2/29/00, due 3/1/00, with a maturity value
                     of $49,210 and an effective yield of 4.95%,
                     collateralized by a U.S. Treasury Obligation with
                     a rate of 8.125%, maturity date of 8/15/19 and
                     market value, including accrued interest of
                     $50,188.                                                49,203
                                                                         ----------

                     TOTAL SHORT-TERM INVESTMENTS (COST $49,203)             49,203
                                                                         ----------
                     TOTAL INVESTMENTS -- 102.9%
                     (Cost $54,575,823)                                  53,442,213

                     Other Assets and Liabilities (net) -- (2.9%)        (1,491,372)
                                                                         ----------
                     TOTAL NET ASSETS -- 100.0%                          $51,950,841
                                                                         ==========

NOTES TO SCHEDULE OF INVESTMENTS:
-------------------------------------------------------------------------------
144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable rates - The rates shown on variable rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security.

CURRENCY ABBREVIATIONS:

NZD - New Zealand Dollars
USD - United States Dollar

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

2             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $54,575,823) (Note 1)          $53,442,213
   Interest receivable                                            438,143
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                      22,640
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              7,125
                                                              -----------
      Total assets                                             53,910,121
                                                              -----------
LIABILITIES:
   Payable for Fund shares repurchased                             68,000
   Payable to affiliate for (Note 2):
      Management fee                                                4,083
      Shareholder service fee                                       6,024
   Payable for reverse repurchase agreements (Notes 1 and 6)    1,849,755
   Accrued expenses and other liabilities                          31,418
                                                              -----------
      Total liabilities                                         1,959,280
                                                              -----------
NET ASSETS                                                    $51,950,841
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $53,451,686
   Accumulated undistributed net investment income                407,403
   Accumulated net realized loss                                 (796,981)
   Net unrealized depreciation                                 (1,111,267)
                                                              -----------
                                                              $51,950,841
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $51,950,841
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    5,344,578
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.72
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $3,004,277
                                                              ----------
      Total income                                             3,004,277
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                        41,797
   Interest expense (Notes 1 and 6)                              188,144
   Audit fees                                                     30,716
   Custodian fees                                                 17,531
   Registration fees                                               3,568
   Legal fees                                                      1,535
   Trustees fees (Note 2)                                            470
   Miscellaneous                                                   1,026
   Fees waived or borne by Manager (Note 2)                      (54,846)
                                                              ----------
                                                                 229,941
                                                              ----------
   Shareholder service fee (Note 2)
      Class III                                                   62,695
                                                              ----------
      Net expenses                                               292,636
                                                              ----------
            Net investment income                              2,711,641
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (537,774)
      Foreign currency, forward contracts and foreign
      currency related transactions                               27,300
                                                              ----------

         Net realized loss                                      (510,474)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               (876,039)
      Foreign currency, forward contracts and foreign
      currency related transactions                                8,650
                                                              ----------

         Net unrealized loss                                    (867,389)
                                                              ----------

      Net realized and unrealized loss                        (1,377,863)
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $1,333,778
                                                              ==========

4             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $ 2,711,641        $ 1,498,147
   Net realized loss                                           (510,474)          (208,075)
   Change in net unrealized appreciation (depreciation)        (867,389)           (23,506)
                                                            -----------        -----------
   Net increase in net assets from operations                 1,333,778          1,266,566
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class III                                              (2,424,991)        (1,437,398)
                                                            -----------        -----------
      Total distributions from net investment income         (2,424,991)        (1,437,398)
                                                            -----------        -----------
   Net share transactions: (Note 5)
      Class III                                              27,894,644           (341,835)
                                                            -----------        -----------
   Increase (decrease) in net assets resulting from net
    share transactions                                       27,894,644           (341,835)
                                                            -----------        -----------
      Total increase (decrease) in net assets                26,803,431           (512,667)
NET ASSETS:
   Beginning of period                                       25,147,410         25,660,077
                                                            -----------        -----------
   End of period (including accumulated undistributed
    net investment income of $407,403 and $93,454,
    respectively)                                           $51,950,841        $25,147,410
                                                            ===========        ===========

              See accompanying notes to the financial statements.              5

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                                    ---------------------------
                                                     2000     1999      1998*
                                                    -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $  9.88  $ 10.04   $ 10.00
                                                    -------  -------   -------

Income from investment operations:
   Net investment income                               0.65+    0.61      0.42+
   Net realized and unrealized loss                   (0.30)   (0.18)    (0.04)
                                                    -------  -------   -------

   Total from investment operations                    0.35     0.43      0.38
                                                    -------  -------   -------

Less distributions to shareholders:
   From net investment income                         (0.51)   (0.59)    (0.30)
   In excess of net investment income                    --       --     (0.02)
   From net realized gains                               --       --        --(a)
   From tax return of capital                            --       --     (0.02)
                                                    -------  -------   -------

   Total distributions                                (0.51)   (0.59)    (0.34)
                                                    -------  -------   -------
NET ASSET VALUE, END OF PERIOD                      $  9.72  $  9.88   $ 10.04
                                                    =======  =======   =======
TOTAL RETURN(b)                                        3.57%    4.28%     3.77%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $51,951  $25,147   $25,660
   Net operating expenses to average daily net
     assets                                            0.25%    0.25%     0.25%**
   Interest expense to average daily net assets        0.45%      --        --
   Total net expenses to average daily net assets      0.70%(c)    0.25%     0.25%**
   Net investment income to average daily net
     assets                                            6.49%    4.93%     4.48%**
   Portfolio turnover rate                              112%      94%        9%
   Fees and expenses voluntarily waived or borne
     by the Manager
     consisted of the following per share amounts:  $  0.01  $  0.04   $  0.04

*    Period from March 31, 1997 (commencement of operations) to February 28,
     1998.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
(a)  The per share distributions from net realized gains was $0.002.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

6             See accompanying notes to the financial statements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Inflation Indexed Bond Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in government bonds that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds"). The Fund's benchmark is the Lehman Brothers Treasury Inflation Notes Index.

      Inflation indexed securities issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of U.S. inflation. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable local inflation index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Certain investments in securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 29, 2000, the total value of these securities represented 30% of net assets, substantially all of which consist of U.S. Government backed securities and highly rated collateralized debt obligations.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currency the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through a currency contract as of February 29, 2000.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund was sold may decline below the contracted repurchase price under the agreement. At February 29, 2000, the Fund had entered into a reverse repurchase agreement having a market value of $1,849,755, collateralized by a security with a market value of $1,883,693. See Note 6 for a summary of open reverse repurchase agreements as of February 29, 2000.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to section 988 gains.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $27,299           $(27,299)         $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .10% of the amount invested or redeemed. These fees will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. In addition, the purchase premium or redemption fee for the Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $29,494 in purchase premiums and $3,128 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      Effective March 15, 2000, the Fund will no longer charge a premium on cash purchases or a fee on redemptions of Fund shares.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .25% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .10% of average daily net assets.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $470. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 29, 2000 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $59,189,417  $46,284,638
         Investments (non-U.S. Government securities)              21,525,521    4,000,000

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $54,635,153        $309,938        $(1,502,878)     $(1,192,940)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 10.8% of the outstanding shares of the Fund were held by one shareholder.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares, including the purchase premiums and redemption fees received by the Fund, were as follows:

                                                              Year Ended                Year Ended
                                                           February 29, 2000         February 28, 1999
                                                        -----------------------  -------------------------
                                                          Shares      Amount       Shares        Amount
         Class III:                                     ----------  -----------  -----------  ------------
         Shares sold                                     2,953,506  $29,494,235    1,673,497  $ 16,929,247
         Shares issued to shareholders
           in reinvestment of distributions                168,614    1,618,872       99,325       980,335
         Shares repurchased                               (321,584)  (3,218,463)  (1,785,715)  (18,251,417)
                                                        ----------  -----------  -----------  ------------
         Net increase (decrease)                         2,800,536  $27,894,644      (12,893) $   (341,835)
                                                        ==========  ===========  ===========  ============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

         Settlement              Units               Net Unrealized
            Date     Deliver  of Currency   Value     Appreciation
         ----------  -------  -----------  --------  --------------

           Sales
           3/30/00      NZD    1,000,000   $485,740     $22,640
                                                        =======

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENT

         Face Value                        Description                        Market Value
         ----------  -------------------------------------------------------  ------------
         $1,849,755  J.P. Morgan, 5.90%, dated 2/29/00, to be repurchased on
                     demand at face value plus accrued interest.              $ 1,849,755
                                                                              ===========

         Average balance outstanding                                   $3,995,818
         Average interest rate                                               5.16%
         Maximum balance outstanding                                   $9,476,874
         Average shares outstanding                                     4,348,182
         Average balance per share outstanding                         $      .92

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October capital losses of $29,052.

      At February 29, 2000, the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:

         Year of Expiration       Amount
         ------------------       ------
               2007              $108,055
               2008              $600,546

GMO INFLATION INDEXED BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Inflation Indexed Bond Fund returned 3.6% during the fiscal year that ended February 29, 2000, compared to 3.3% for the Lehman Brothers Inflation Notes Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested throughout the period in U.S. government and foreign bonds that are indexed or otherwise linked to general measures of inflation in the country of issue.

The Fund added 0.3% in value to its benchmark during the fiscal year. Real (or inflation-adjusted) yields on U.S. inflation-indexed bonds in the United States currently are 4.3%. In addition to inflation-indexed bonds issued by the U.S. Treasury Department, the Fund holds inflation-indexed bonds issued by various U.S. Government agencies, as well as one bond issued by a U.S. corporation. The Fund also is permitted to own securities of foreign countries that are not in the benchmark. Currently, the only foreign holding is an inflation-indexed bond issued by the Government of New Zealand. In addition, the Fund maintains an interest rate exposure quite similar to that of its benchmark.

OUTLOOK

The Fund will continue to focus on attractive inflation-indexed issues of the U.S. government, but will also attempt to broaden its foreign exposure. The Fund may also enter into interest rate swaps as a means of outperforming its benchmark.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GMO INFLATION INDEXED BOND FUND CLASS III SHARES AND THE LEHMAN BROTHERS TREASURY INFLATION NOTES INDEX - BLENDED
                           AS OF FEBRUARY 29, 2000


Average Annual Total Returns
Inception                3/31/97
1yr           5yr        10yr (ITD)
3.36          N/A        3.91

                                         [GRAPH]

Date                             GMO Inflation Indexed Bond Fund-III      Lehman Brothers Inflation Notes-Blended*
      3/31/97                                     9990                                    10000
      6/30/97                                    10080                                    10099
      9/30/97                                    10240                                    10226
     12/31/97                                    10326                                    10332
      3/31/98                                    10357                                    10368
      6/30/98                                    10491                                    10507
      9/30/98                                    10739                                    10793
     12/31/98                                    10756                                    10741
      3/31/99                                    10843                                    10785
      6/30/99                                    10997                                    10938
      9/30/99                                    11026                                    10994
     12/31/99                                    11046                                    10994
      2/29/00                                    11185                                    11146

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 10 bp on the purchase and 10 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

* Lehman Inflation Notes represent the Merrill Lynch Inflation Notes performance through to 9/30/97 and the Lehman Inflation Notes performance thereafter.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO ALPHA LIBOR FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha LIBOR Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from December 31, 1999 (commencement of operations) through February 29, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 103.5%
               ASSET BACKED SECURITIES -- 93.9%
   18,000,000  Aircraft Finance Trust Series 99-1A Class A1,
                 Variable Rate, 1 mo. LIBOR + .48%, 6.36%, due
                 05/15/24                                                 17,966,250
    7,000,000  American Express Credit Account Master Trust Series
                 00-2 Class A,
                 Variable Rate, 1 mo. LIBOR + .17%, 6.23%, due
                 09/17/07                                                  7,000,000
    6,000,000  American Express Credit Account Master Trust Series
                 99-5 Class A,
                 Variable Rate, 1 mo. LIBOR + .24%, 6.13%, due
                 02/15/07                                                  6,018,750
   10,000,000  Anfield Road I Ltd. Class A,
                 Variable Rate, 6 mo. LIBOR + .25%, 5.83%, due
                 11/06/06                                                  9,842,187
   13,000,000  Augusta Funding Ltd. X, 144A,
                 Variable Rate, 3mo. LIBOR + .25%, 6.43%, due 06/30/17    12,599,844
    5,000,000  BEA CBO Series 98-1A Class A2A, 144A, 6.72%, due
                 06/15/10                                                  4,517,969
    5,000,000  Big Flower Receivables Master Trust Series 96-2 Class
                 A,
                 Variable Rate, LIBOR +.25%, 6.13%, due 04/25/03           4,925,000
    6,590,000  Brazos Student Loan Finance Corp Series 96-B Class A4,
                 Variable Rate, 3 mo. U.S. Treasury Bill + .50%,
                 6.21%, due 12/01/02                                       6,582,792
    4,000,000  Chase Credit Card Master Trust Series 98-6 Class A,
                 Variable Rate, 1 mo. LIBOR + .26%, 6.15%, due
                 09/15/04                                                  4,010,000
    9,000,000  Chevy Chase Master Credit Card Trust Series 96-A Class
                 A,
                 Variable Rate, 1 mo. LIBOR + .15%, 6.04%, due
                 02/15/05                                                  8,997,187
   23,800,000  Chevy Chase Master Credit Card Trust Series 98-A,
                 Variable Rate, 1 mo. LIBOR + .15%, 6.04%, due
                 10/16/06                                                 23,750,727
   10,000,000  Chyps CBO Series 97-1A Class A2A, 144A, 6.72%, due
                 01/15/10                                                  9,190,625
    4,000,000  Circuit City Credit Card Master Trust Series 96-1 Class
                 A,
                 Variable Rate, 1 mo. LIBOR + .17%, 6.06%, due
                 10/15/06                                                  3,989,375
    1,601,115  Constellation Series 99-1A, 144A, 5.73%, due 04/18/02       1,600,115
   10,000,000  Discover Card Master Trust I Series 00-1 Class A,
                 Variable Rate, 1 mo. LIBOR + .17%, 6.06%, due
                 08/16/07                                                  9,997,656
   22,045,000  Discover Card Master Trust I Series 94-2 Class A,
                 Variable Rate, 1 mo. LIBOR + .35%, 6.24%, due
                 10/16/04(a)                                              22,118,196
   10,000,000  Discover Card Master Trust I Series 97-3 Class A,
                 Variable Rate, 1 mo. LIBOR + .13%, 6.01%, due
                 04/16/07                                                  9,987,500
    6,000,000  EMAC Series 98-1 Class A2, 144A, 6.38%, due 01/15/25        5,604,375
    5,000,000  First Deposit Master Trust Series 96-1 Class A,
                 Variable Rate, 1 mo. LIBOR +.17%, 6.06%, due 08/15/07     4,992,383
    5,000,000  First USA Credit Card Master Trust Series 98-5 Class A,
                 Variable Rate, 1 mo. LIBOR + .10%, 5.98%, due
                 04/18/06                                                  4,991,992
   20,000,000  Fleet Credit Card Master Trust II Series 99-A Class A,
                 Variable Rate, 1 mo. LIBOR + .11%, 6.00%, due
                 09/15/04                                                 19,993,750

              See accompanying notes to the financial statements.              1

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               ASSET BACKED SECURITIES -- CONTINUED
   10,238,462  Great Point CBO Ltd. Series 98-1A Class A1, 144A,
                 Variable Rate, 6 mo. LIBOR + .30%, 6.39%, due
                 10/15/10                                                 10,171,272
    1,950,000  Keycorp Student Loan Trust Series 94-B Certificates,
                 Variable Rate, 1 mo. LIBOR + .73%, 6.61%, due
                 11/25/21                                                  1,947,075
    5,000,000  MBNA Master Credit Card Trust Series 95-G Class A,
                 Variable Rate, 1 mo. LIBOR + .21%, 6.10%, due
                 10/15/02                                                  5,007,422
    6,000,000  MBNA Master Credit Card Trust Series 95-J Class A,
                 Variable Rate, 1 mo. LIBOR + .23%, 6.12%, due
                 04/15/05                                                  6,015,234
    7,000,000  MBNA Master Credit Card Trust Series 96-A Class A,
                 Variable Rate, 1 mo. LIBOR + .21%, 6.10%, due
                 07/15/05                                                  7,014,492
    8,450,000  MBNA Master Credit Card Trust Series 97-J Class A,
                 Variable Rate, 1 mo. LIBOR + .12%, 6.01%, due
                 02/15/07                                                  8,439,768
    6,000,000  MBNA Master Credit Card Trust Series 98-I Class A,
                 Variable Rate, 1 mo. LIBOR + .26%, 6.15%, due
                 10/15/03                                                  6,014,062
    7,457,807  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                 Variable Rate, Step Up, 6.62%, due 07/15/09               6,920,612
    8,000,000  NPF VI, Inc. Series 99-1 Class A, 144A, 6.25%, due
                 02/01/03                                                  7,784,000
    2,500,000  NPF XII, Inc. Series 99-2 Class A, 144A, 7.05%, due
                 06/01/03                                                  2,468,750
   10,000,000  Pacific Life CBO Series 98-1A Class A2A, 144A,
                 Variable Rate, Step Up, 6.56%, due 02/15/10               9,151,563
   10,000,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2, 144A,
                 Variable Rate, Step Up, 6.33%, due 09/15/09               9,843,750
    5,000,000  SHYPPCO Finance Company Series 98-1 Class A-2B, 6.64%,
                 due 06/15/10                                              4,562,500
    2,620,000  SMS Student Loan Trust Series 94-B Certificates,
                 Variable Rate, 1 mo. LIBOR + .75%, 6.56%, due
                 10/25/23                                                  2,624,716
    2,933,200  SMS Student Loan Trust Series 94-B Class A2,
                 Variable Rate, 1 mo. LIBOR + .30%, 6.18%, due
                 04/25/16                                                  2,936,720
    5,000,000  Starvest Emerging Markets CBO-I Series 1A, Class A,
                 Variable Rate, 6 mo. LIBOR + .19%, 144A, 6.41%, due
                 07/30/11                                                  4,869,531
   12,463,000  Team Fleet Financing Corp Series 98-3A Class A, 144A,
                 6.13%, due 10/25/04                                      11,948,901
   11,152,308  The Money Store Business Loan Backed Trust Series 99-1
                 Class AN,
                 Variable Rate, 1 mo. LIBOR +.50%, 6.39%, due 09/15/17    11,173,219
                                                                        ------------
                                                                         317,570,260
                                                                        ------------
               CORPORATE DEBT -- 4.0%
    2,000,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05           1,867,000
    3,000,000  Eagle Pier Corp BV,
                 Variable Rate, 6 mo. LIBOR + .25%, 6.21%, due
                 10/03/01                                                  3,002,400
    7,000,000  Pemex Finance Ltd. Series 1A1 Class A2, 144A, 6.30%,
                 due 05/15/10                                              6,244,000

2             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CORPORATE DEBT -- CONTINUED
    2,500,000  Westralia Airports Corp, 144A, 6.48%, due 04/01/10          2,266,250
                                                                        ------------
                                                                          13,379,650
                                                                        ------------
               STRUCTURED NOTES -- 1.1%
    3,933,333  Polaris Funding Company,
                 Variable Rate, 1 mo. LIBOR + .45%, 6.34%, due
                 01/07/05                                                  3,852,823
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 4.5%
    1,400,000  Agency for International Development Floater (Support
                 of Belize),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .50%,
                 6.52%, due 01/01/14                                       1,365,000
    4,334,000  Agency for International Development Floater
                 (Support of C.A.B.E.I.),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                 6.42%, due 10/01/12                                       4,203,980
    4,000,000  Agency for International Development Floater (Support
                 of India),
                 Variable Rate, 3 mo. LIBOR + .10%, 6.15%, due
                 02/01/27                                                  3,920,000
    1,000,000  Federal Farm Credit Bank,
                 Variable Rate, CPI + 3.00%, 5.42%, due 02/14/02             970,440
    2,000,000  Federal Home Loan Bank,
                 Variable Rate, CPI + 3.15%, 5.59%, due 02/15/02(b)        1,946,180
      984,000  Ship Co 668, Series A, 8.50%, due 05/11/02                    984,000
    1,745,119  Small Business Administration Series 95-C, 6.88%, due
                 09/01/05                                                  1,683,168
                                                                        ------------
                                                                          15,072,768
                                                                        ------------

               TOTAL DEBT OBLIGATIONS (COST $349,790,165)                349,875,501
                                                                        ------------

  PRINCIPAL
   AMOUNT
-------------
               CALL OPTIONS PURCHASED -- 0.0%
               OPTIONS ON FUTURES -- 0.0%
    1,662,500  Eurodollar, Expires 3/13/00, Strike 93.75                      91,437
                                                                        ------------

               TOTAL CALL OPTIONS PURCHASED (COST $64,999)                    91,437
                                                                        ------------

              See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 3.9%
               COMMERCIAL PAPER -- 3.8%
   13,000,000  Koch Industries Inc., 5.83%, due 3/01/00                   13,000,000
                                                                        ------------
               REPURCHASE AGREEMENT -- 0.1%
      206,979  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of $207,007
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19 and market value, including
               accrued interest, of $211,119.                                206,979
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $13,206,979)            13,206,979
                                                                        ------------
               TOTAL INVESTMENTS -- 107.4%
               (Cost $363,062,143)                                       363,173,917

               Other Assets and Liabilities (net) -- (7.4%)              (25,072,950)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $338,100,967
                                                                        ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
-------------------------------------------------------------------------------

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CPI - Consumer Price Index

MBIA - Municipal Bond Insurance Association

Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

4             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $363,062,143) (Note 1)         $363,173,917
   Interest receivable                                           2,171,965
   Receivable for open swap contracts (Notes 1 and 6)              276,837
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              28,995
                                                              ------------

      Total assets                                             365,651,714
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                           5,500,000
   Interest payable for open swap contracts (Notes 1 and 6)         17,611
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                    970
   Payable for reverse repurchase agreements (Notes 1 and 6)    21,769,437
   Accrued expenses                                                262,729
                                                              ------------

      Total liabilities                                         27,550,747
                                                              ------------
NET ASSETS                                                    $338,100,967
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $334,243,683
   Accumulated undistributed net investment income               3,505,641
   Accumulated net realized gain                                   194,512
   Net unrealized appreciation                                     157,131
                                                              ------------
                                                              $338,100,967
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $338,100,967
                                                              ============

SHARES OUTSTANDING:
      Class III                                                 13,367,318
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      25.29
                                                              ============

              See accompanying notes to the financial statements.              5

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM DECEMBER 31, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $3,714,757
                                                              ----------
         Total income                                          3,714,757
                                                              ----------
EXPENSES:
   Interest expense (Notes 1 and 6)                              209,116
   Audit fees                                                     42,978
   Custodian and transfer agent fees                               9,975
   Registration fees                                               1,026
   Legal fees                                                        741
   Trustees fees (Note 2)                                            709
   Miscellaneous                                                   1,482
   Fees waived or borne by Manager (Note 2)                      (56,911)
                                                              ----------
      Net expenses                                               209,116
                                                              ----------

         Net investment income                                 3,505,641
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on:
      Investments                                                 54,621
      Closed futures contracts                                   139,891
                                                              ----------

         Net realized gain                                       194,512
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                111,774
      Open futures contracts                                    (231,480)
      Open swap contracts                                        276,837
                                                              ----------

         Net unrealized gain                                     157,131
                                                              ----------

      Net realized and unrealized gain                           351,643
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $3,857,284
                                                              ==========

6             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              PERIOD FROM DECEMBER 31, 1999
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                THROUGH FEBRUARY 29, 2000
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                              $  3,505,641
   Net realized gain                                                       194,512
   Change in net unrealized appreciation (depreciation)                    157,131
                                                                      ------------

   Net increase in net assets from operations                            3,857,284
                                                                      ------------
   Net share transactions: (Note 5)
      Class III                                                        334,243,683
                                                                      ------------
   Increase in net assets resulting from net share
    transactions                                                       334,243,683
                                                                      ------------

      Total increase in net assets                                     338,100,967
NET ASSETS:
   Beginning of period                                                          --
                                                                      ------------
   End of period (including accumulated undistributed net
    investment income of $3,505,641)                                  $338,100,967
                                                                      ============

              See accompanying notes to the financial statements.              7

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                DECEMBER 31, 1999
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 29, 2000
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  25.00
                                                                     --------

Income from investment operations:
   Net investment income                                                 0.26
   Net realized and unrealized gain                                      0.03
                                                                     --------

   Total from investment operations                                      0.29
                                                                     --------

Less distributions to shareholders:
   From net investment income                                              --
   From net realized gains                                                 --
                                                                     --------

   Total distributions                                                     --
                                                                     --------
NET ASSET VALUE, END OF PERIOD                                       $  25.29
                                                                     ========
TOTAL RETURN(a)                                                          1.16%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $338,101
   Net operating expenses to average daily net assets                    0.00 % *
   Interest expense to average daily net assets                          0.40%*
   Total net expenses to average daily net assets                        0.40%*(c)
   Net investment income to average daily net assets                     6.77%*
   Portfolio turnover rate                                                  4%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share amounts:                 --(b)

(a) The total return would have been lower had certain expenses not been waived during the period shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
*    Annualized.
+    Not annualized.

8             See accompanying notes to the financial statements.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Alpha LIBOR Fund (the "Fund") , which commenced operations on
      December 31, 1999, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return by investing primarily in relatively high quality, low volatility fixed income instruments. The Fund's benchmark is the 3 month London Inter-Bank Offer Rate ("LIBOR") Index.

      Shares of Alpha Libor Fund are not available for direct purchase by investors, and are currently available only to other Funds of GMO Trust.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 29, 2000, the total value of these securities represented 34% of net assets. Included in this total are U.S. Government backed securities and other highly rated collateralized debt obligations that represent 33% of net assets at February 29, 2000.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 the Fund had no written option contracts outstanding.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the contractual repurchase price under the agreement. At February 29, 2000, the Fund had entered into a

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      reverse repurchase agreement having a market value of $21,769,437, collateralized by a security with a market value of $22,118,196. See Note 6 for a summary of open reverse repurchase agreements as of February 29, 2000.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. Dividend income is recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .05% of the amount invested. The premium will be waived with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund will be waived if the purchaser makes an in-kind purchase of Fund shares. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the period ended February 29, 2000, the Fund received $11,066 in purchase premiums. There is no premium for redemptions or reinvested distributions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO does not charge the Fund any management or service fees. In addition, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) until June 30, 2000.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 29, 2000, was $709. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2000, aggregated $365,170,447 and $12,993,984, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $363,062,143       $539,049         $(427,275)        $111,774

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 100% of the outstanding shares of the Fund were held by other Funds of the GMO Trust.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                          Period from December 31, 1999
                                                           (commencement of operations)
                                                            through February 29, 2000
                                                        ----------------------------------
                                                             Shares            Amount
         Class III:                                     ----------------  ----------------
         Shares sold                                        13,962,351     $ 349,243,683
         Shares issued to shareholders
           in reinvestment of distributions                         --                --
         Shares repurchased                                   (595,033)      (15,000,000)
                                                         -------------     -------------
         Net increase                                       13,367,318     $ 334,243,683
                                                         =============     =============

      The Fund was formed with a taxable contribution of securities in-kind, which had a market value of $327,112,459 on the date of contribution.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

                                                                                                   Net Unrealized
         Number of                                                                    Contract      Appreciation
         Contracts                      Type                       Expiration Date      Value      (Depreciation)
         ---------  ---------------------------------------------  ---------------  -------------  --------------
          Sales
             158    U.S. Treasury Note 10 Yr.                        June 2000       $15,071,719     $  31,067
             348    U.S. Treasury Note 5 Yr.                         June 2000        33,788,625      (262,547)
                                                                                                     ---------
                                                                                                     $(231,480)
                                                                                                     =========

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS -- CONTINUED
      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

      REVERSE REPURCHASE AGREEMENT

         Face Value                         Description                        Market Value
         -----------  -------------------------------------------------------  ------------
                      Barclays Bank, 6.09%, dated 1/5/00, to be repurchased
                      at $22,108,243 on 4/6/00.                                $21,769,437
         $21,769,437
                                                                               ===========

         Average balance outstanding                                   $22,097,174
         Average interest rate                                               6.06%
         Maximum balance outstanding                                   $24,773,688
         Average shares outstanding                                    13,234,554
         Average balance per share outstanding                         $     1.67

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

      SWAP AGREEMENTS

          Notional    Expiration                                                      Net Unrealized
           Amount        Date                        Description                       Appreciation
         -----------  ----------  --------------------------------------------------  --------------
         INTEREST RATE SWAPS

         $30,000,000    1/12/07   Agreement with UBS AG dated 1/10/00 to pay the         $265,102
                                  notional amount multiplied by 7.2175% and to
                                  receive the notional amount multiplied by 3 month
                                  LIBOR adjusted for a specific spread.

          30,000,000     2/7/07   Agreement with Morgan Guaranty Trust Company dated       11,735
                                  2/03/00 to receive the notional amount multiplied
                                  by 7.395% and to pay the notional amount
                                  multiplied by 3 month LIBOR adjusted by a specific
                                  spread.
                                                                                         --------
                                                                                         $276,837
                                                                                         ========

GMO ALPHA LIBOR FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October capital losses of $10,529.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. CORE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               COMMON STOCKS -- 95.7%
               AEROSPACE -- 0.9%
      269,600  Boeing Co                                                     9,941,500
       50,400  General Dynamics Corp                                         2,179,800
      457,000  Lockheed Martin Corp                                          7,968,937
      135,500  Northrop Grumman Corp                                         6,156,781
                                                                        --------------
                                                                            26,247,018
                                                                        --------------
               AUTOMOTIVE -- 3.8%
      435,100  Autonation Inc*                                               3,290,444
      149,800  Dana Corp                                                     3,192,612
       94,900  Eaton Corp                                                    7,111,569
      736,500  Ford Motor Co                                                30,656,812
      753,500  General Motors Corp                                          57,313,094
       44,700  General Motors Corp, Class H*                                 5,386,350
      110,300  Genuine Parts Co                                              2,488,644
      319,900  Goodyear Tire & Rubber Co                                     7,257,731
                                                                        --------------
                                                                           116,697,256
                                                                        --------------
               BANKING AND FINANCIAL SERVICES -- 12.1%
       97,100  American Express Co                                          13,029,606
       92,800  Amsouth Bancorp                                               1,345,600
    1,006,009  Bank of America Corp                                         46,339,290
       55,400  BB&T Corp                                                     1,301,900
      182,179  Bear Stearns Cos Inc                                          7,150,526
      441,700  Chase Manhattan Corp                                         35,170,362
    1,476,860  Citigroup Inc                                                76,335,201
      185,100  Countrywide Credit Industries Inc                             4,615,931
       77,600  Donaldson Lufkin & Jenrette                                   3,370,750
      422,500  Fannie Mae                                                   22,392,500
       19,000  Fifth Third Bancorp                                             989,187
      494,300  Firstar Corp                                                  8,804,719
      114,000  Fleet Boston Financial Corp                                   3,106,500
      218,200  Franklin Resources Inc                                        5,932,312
      389,800  Freddie Mac                                                  16,274,150
      220,000  Golden West Financial Corp                                    6,270,000
       88,600  Greenpoint Financial Corp                                     1,412,062
      219,400  Household International Inc                                   7,007,087
      155,500  J.P. Morgan & Co Inc                                         17,260,500
      148,400  Lehman Brothers Holding Inc                                  10,759,000

              See accompanying notes to the financial statements.              1

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
        3,000  M & T Bank Corp                                               1,107,000
      630,900  MBNA Corp                                                    14,352,975
      322,300  Merrill Lynch                                                33,035,750
      183,000  MGIC Investment Corp                                          6,839,625
      157,800  Morgan Stanley Dean Witter & Co                              11,115,037
       35,700  Old Kent Financial Corp                                         934,894
      171,700  Paine Webber Group Inc                                        6,567,525
       60,800  Summit Bancorp                                                1,455,400
       82,000  UnionBanCal Corp                                              2,634,250
       82,000  Wells Fargo & Co                                              2,711,125
                                                                        --------------
                                                                           369,620,764
                                                                        --------------
               CHEMICALS -- 1.3%
      214,200  Air Products and Chemicals                                    5,515,650
       70,400  Du Pont (E.I.) De Nemours                                     3,555,200
       79,700  Eastman Chemical Co                                           2,864,219
       89,500  PPG Industries Inc                                            4,419,062
      200,900  Praxair Inc                                                   6,780,375
       86,241  Rohm & Haas Co                                                3,481,980
      167,200  Sherwin Williams Co                                           3,197,700
      201,000  Union Carbide Corp                                           10,791,187
                                                                        --------------
                                                                            40,605,373
                                                                        --------------
               COMPUTER AND OFFICE EQUIPMENT -- 10.0%
      562,300  Cisco Systems Inc*                                           74,329,031
      145,800  Computer Associates International Inc                         9,376,762
       36,600  Electronic Data Systems Corp                                  2,369,850
      147,200  Gateway Inc*                                                 10,120,000
      179,400  Hewlett Packard Co                                           24,129,300
      249,900  IBM Corp                                                     25,489,800
       72,200  Micron Technology Inc*                                        7,080,112
    2,050,800  Oracle Corp*                                                152,271,900
                                                                        --------------
                                                                           305,166,755
                                                                        --------------
               CONSTRUCTION -- 0.5%
      198,400  Georgia-Pacific Corp                                          6,882,000
      121,150  Home Depot Inc                                                7,003,984
                                                                        --------------
                                                                            13,885,984
                                                                        --------------

              See accompanying notes to the financial statements.
2

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               CONSUMER GOODS -- 1.2%
      158,900  Eastman Kodak Co                                              9,106,956
      127,100  Fortune Brands Inc                                            2,780,312
       69,800  Johnson Controls                                              3,725,575
      609,500  Mattel Co                                                     5,866,437
      137,600  Nike Inc, Class B                                             3,913,000
       43,300  Procter and Gamble Co                                         3,810,400
       68,300  Readers Digest Association Inc                                2,347,812
      120,500  VF Corp                                                       2,974,844
       67,600  Whirlpool Corp                                                3,671,525
                                                                        --------------
                                                                            38,196,861
                                                                        --------------
               ELECTRONIC EQUIPMENT -- 10.3%
      124,100  Analog Devices Inc*                                          19,483,700
      267,700  Emerson Electric Co                                          12,197,081
      223,600  General Electric Co                                          29,557,125
       57,900  Jabil Circuit Inc*                                            4,020,431
       62,300  Linear Technology Corp                                        6,537,606
      321,000  LSI Logic Corp*                                              20,564,062
      268,800  Motorola Inc                                                 45,830,400
      160,500  National Semiconductor Corp*                                 12,057,562
      475,000  Nortel Networks Corp                                         52,962,500
      259,000  Qualcomm Inc*                                                36,891,312
      248,200  Raytheon Co, Class B                                          4,591,700
       98,500  Tellabs Inc*                                                  4,728,000
      332,200  Texas Instruments Inc                                        55,311,300
      140,900  Xilinx Inc*                                                  11,236,775
                                                                        --------------
                                                                           315,969,554
                                                                        --------------
               FOOD AND BEVERAGE -- 1.4%
      110,200  Anheuser Busch Cos Inc                                        7,066,575
      421,564  Archer Daniels Midland Co                                     4,241,988
       33,200  Bestfoods                                                     1,392,325
       29,100  Heinz (HJ) Co                                                   929,381
      490,500  Nabisco Group Holdings                                        4,230,562
      291,500  Seagrams Co Ltd                                              17,125,625
       76,300  Sysco Corp                                                    2,503,594
       98,000  Tyson Food Inc, Class A                                       1,010,625
       83,000  Wrigley (William Jr) Co                                       5,612,875
                                                                        --------------
                                                                            44,113,550
                                                                        --------------

              See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               HEALTH CARE -- 2.5%
      556,200  Columbia HCA Healthcare Corp                                 10,741,612
      371,400  Johnson & Johnson                                            26,647,950
       68,900  Pharmacia & Upjohn Inc                                        3,281,362
      109,800  Stryker Corp                                                  6,423,300
      393,500  Tenet Healthcare Corp*                                        6,886,250
      338,100  United Healthcare Corp                                       17,285,362
       84,300  Wellpoint Health Network*                                     5,690,250
                                                                        --------------
                                                                            76,956,086
                                                                        --------------
               INSURANCE -- 3.6%
      167,200  Aetna Life and Casualty Co                                    6,876,100
       67,400  Allmerica Financial Corp                                      2,813,950
      715,800  Allstate Corp                                                13,958,100
       78,200  AMBAC Inc                                                     3,435,912
      139,400  American General Corp                                         7,274,937
      227,500  AXA Financial Inc                                             6,810,781
      173,200  Chubb Corp                                                    8,519,275
      142,800  Cigna Corp                                                   10,540,425
       79,200  CNA Financial Corp*                                           2,138,400
      421,836  Conseco Inc                                                   6,169,351
      250,800  Hartford Financial Services Group Inc                         7,837,500
       36,000  Jefferson Pilot Corp                                          1,874,250
      147,000  Lincoln National Corp                                         4,088,437
      135,800  Loews Corp                                                    6,043,100
      129,500  MBIA Inc                                                      4,969,562
       96,300  ReliaStar Financial Corp                                      2,690,381
      249,300  Saint Paul Cos Inc                                            5,578,087
      123,300  Torchmark Corp                                                2,442,881
      123,900  Travelers Property Casualty Corp, Class A                     3,918,337
      243,000  Unumprovident Corp                                            3,250,125
                                                                        --------------
                                                                           111,229,891
                                                                        --------------
               MACHINERY -- 1.9%
      195,400  Applied Materials Inc*                                       35,745,987
      192,000  Baker Hughes Inc                                              4,968,000
      107,900  Caterpillar Inc                                               3,783,244
      253,300  Deere and Co                                                  9,055,475
       45,400  Dover Corp                                                    1,750,738

4             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               MACHINERY -- CONTINUED
       92,000  Parker-Hannifin Corp                                          3,335,000
                                                                        --------------
                                                                            58,638,444
                                                                        --------------
               MANUFACTURING -- 2.0%
      166,100  Corning Inc                                                  31,226,800
      147,800  Leggett & Platt Inc                                           2,484,888
      158,000  Minnesota Mining and Manufacturing Co                        13,923,750
      193,400  Owens Illinois Inc*                                           2,671,338
      181,600  Rockwell International Corp                                   8,217,400
       73,100  Temple Inland Inc                                             3,737,238
                                                                        --------------
                                                                            62,261,414
                                                                        --------------
               METALS AND MINING -- 0.8%
      204,600  Alcan Aluminum Ltd                                            6,751,800
      209,700  Phelps Dodge Corp                                             9,882,113
       98,800  Reynolds Metals Co                                            6,273,800
                                                                        --------------
                                                                            22,907,713
                                                                        --------------
               OIL AND GAS -- 4.3%
      107,000  Amerada Hess Corp                                             5,410,188
      328,000  Atlantic Richfield Co                                        23,288,000
      166,500  Burlington Resources Inc                                      4,599,563
      112,600  Chevron Corp                                                  8,409,813
      116,250  Columbia Energy Group                                         6,858,750
      297,900  Diamond Offshore Drilling Inc                                 9,458,325
      510,505  Exxon Mobil Corp                                             38,447,408
       43,800  Kerr-McGee Corp                                               1,960,050
      292,600  Occidental Petroleum Corp                                     4,699,888
      166,900  Phillips Petroleum Co                                         6,383,925
      255,200  Texaco Inc                                                   12,106,050
       99,100  Unocal Corp                                                   2,650,925
      300,100  USX - Marathon Group                                          6,489,663
       24,800  Vastar Resources Inc                                          1,315,950
                                                                        --------------
                                                                           132,078,498
                                                                        --------------
               PAPER AND ALLIED PRODUCTS -- 1.1%
      154,500  Champion International Corp                                   7,995,375
      235,811  International Paper Co                                        8,680,792

              See accompanying notes to the financial statements.              5

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               PAPER AND ALLIED PRODUCTS -- CONTINUED
       96,000  Kimberly-Clark Corp                                           4,962,000
      153,200  Mead Corp                                                     4,586,425
      101,200  Weyerhaeuser Co                                               5,192,825
      101,500  Willamette Industries Inc                                     3,444,656
                                                                        --------------
                                                                            34,862,073
                                                                        --------------
               PHARMACEUTICALS -- 3.5%
      914,200  Abbott Laboratories                                          29,940,050
      624,500  Amgen Inc*                                                   42,583,094
      349,100  Bristol Myers Squibb Co                                      19,833,244
       80,900  Immunex Corp*                                                15,972,694
                                                                        --------------
                                                                           108,329,082
                                                                        --------------
               PRIMARY MATERIALS -- 0.0%
       84,500  Crown Cork & Seal Inc                                         1,183,000
                                                                        --------------
               PRIMARY PROCESSING -- 0.8%
      146,600  Alcoa Inc                                                    10,042,100
       54,400  Dow Chemical Co                                               5,902,400
      185,700  Nucor Corp                                                    9,226,969
                                                                        --------------
                                                                            25,171,469
                                                                        --------------
               PRINTING AND PUBLISHING -- 0.5%
       52,400  Gannett Co Inc                                                3,415,825
       90,900  Knight Ridder Inc                                             4,260,938
      120,800  Tribune Co                                                    4,703,650
        2,800  Washington Post Co, Class B                                   1,365,700
                                                                        --------------
                                                                            13,746,113
                                                                        --------------
               REFINING -- 1.2%
      568,900  Royal Dutch Petroleum Co                                     29,867,250
      204,700  Tosco Corp                                                    5,475,725
                                                                        --------------
                                                                            35,342,975
                                                                        --------------
               RETAIL TRADE -- 3.6%
      648,952  Albertsons Inc                                               15,899,324
      230,200  Autozone Inc*                                                 5,654,288
      121,800  Circuit City Stores Inc                                       4,917,675

6             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
      276,100  Federated Department Stores Inc*                             10,129,419
    1,056,200  Kmart Corp*                                                   9,307,763
      242,900  May Department Stores Co                                      6,360,944
      213,500  McDonald's Corp                                               6,738,594
      206,100  Penney (JC) Co Inc                                            3,246,075
      141,600  Safeway Inc*                                                  5,460,450
      553,700  Sears Roebuck & Co                                           15,261,356
      119,100  Tandy Corp                                                    4,533,244
      112,700  Tiffany & Co                                                  7,233,931
      572,700  Toys R Us Inc*                                                7,087,163
      156,800  Wal Mart Stores Inc                                           7,634,200
                                                                        --------------
                                                                           109,464,426
                                                                        --------------
               SERVICES -- 1.0%
   293,800     Cendant Corp*                                                 5,233,313
       41,000  FedEx Corp*                                                   1,432,438
      114,800  Fluor Corp                                                    3,264,625
      122,700  Marriott International Inc, Class A                           3,381,919
      301,600  The Walt Disney Co.                                          10,103,600
       92,600  Time Warner Inc                                               7,917,300
                                                                        --------------
                                                                            31,333,195
                                                                        --------------
               TECHNOLOGY -- 10.6%
      539,600  BMC Software Inc*                                            24,821,600
      182,300  First Data Corp                                               8,203,500
       68,100  Grainger (WW) Inc                                             2,915,531
      436,400  Honeywell International Inc                                  21,001,750
      750,800  Intel Corp                                                   84,840,400
      112,600  JDS Uniphase Corp*                                           29,684,175
      189,500  Microsoft Corp*                                              16,936,563
      103,400  PE Corp - PE Biosystems Group                                10,908,700
      450,400  Seagate Technology Corp*                                     22,463,700
      224,800  Solectron Corp*                                              14,724,400
      704,400  Sun Microsystems Inc*                                        67,094,100
      225,900  Teradyne Inc*                                                19,653,300
                                                                        --------------
                                                                           323,247,719
                                                                        --------------
               TELECOMMUNICATIONS -- 10.1%
       54,600  Alltel Corp                                                   3,166,800

              See accompanying notes to the financial statements.              7

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- CONTINUED
    2,117,882  AT & T Corp                                                 104,702,791
      157,700  AT & T Liberty Media Group*                                   8,239,825
      399,414  Bell Atlantic Corp                                           19,546,323
      346,700  Bellsouth Corp                                               14,128,025
      198,800  CBS Corp*                                                    11,841,025
      486,600  GTE Corp                                                     28,709,400
      479,927  MCI Worldcom Inc*                                            21,416,742
      102,600  MediaOne Group Inc*                                           8,054,100
      108,300  Nextel Communications Inc, Class A*                          14,810,025
      832,366  SBC Communications Inc                                       31,629,908
      198,400  Sprint Corp                                                  12,102,400
       58,900  Telephone and Data Systems Inc                                6,213,950
       43,300  United States Cellular Corp*                                  2,898,394
       62,400  US West Inc                                                   4,531,800
      304,800  Viacom Inc, Class B*                                         16,992,600
                                                                        --------------
                                                                           308,984,108
                                                                        --------------
               TOBACCO -- 1.0%
    1,491,100  Philip Morris Cos Inc                                        29,915,194
                                                                        --------------
               TRANSPORTATION -- 1.8%
      228,100  AMR Corp*                                                    12,060,788
      547,700  Burlington Northern Santa Fe Railroad Co                     10,782,844
      224,500  CSX Corp                                                      4,981,094
      139,800  Delta Air Lines Inc                                           6,378,375
      257,800  Norfolk Southern Corp                                         3,496,413
      177,900  UAL Corp*                                                     8,672,625
      235,700  Union Pacific Corp                                            8,956,600
                                                                        --------------
                                                                            55,328,739
                                                                        --------------
               UTILITIES -- 3.9%
       21,100  AES Corp*                                                     1,768,444
       86,400  Allegheny Energy Inc                                          2,241,000
      146,900  Ameren Corp                                                   4,407,000
       92,000  American Electric Power Inc                                   2,587,500
      304,800  Central & South West Corp                                     5,124,450
       86,100  Cinergy Corp                                                  1,840,388
      185,000  Coastal Corp                                                  7,781,563
       60,300  Consolidated Edison Inc                                       1,662,019

8             See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
      199,500  Constellation Energy Group Inc                                5,935,125
      151,800  Dominion Resources Inc                                        5,569,163
      284,000  DTE Energy Co                                                 8,573,250
      130,700  Edison International                                          3,439,044
      103,100  El Paso Energy Corp                                           3,821,144
      542,400  Entergy Corp                                                 10,983,600
      217,400  Firstenergy Corp                                              4,062,663
       27,200  Florida Progress Corp                                         1,159,400
       68,700  FPL Group Inc                                                 2,653,538
      243,000  General Public Utilities Inc                                  6,044,625
       98,400  Keyspan Corp                                                  2,004,900
      121,400  New Century Energies Inc                                      3,285,388
       17,500  New England Electric System                                     945,000
      145,500  Niagara Mohawk Holdings Inc*                                  1,709,625
       81,300  Northern States Power Co                                      1,427,831
      211,100  PG & E Corp                                                   4,353,938
       51,300  Pinnacle West Capital Corp                                    1,417,163
       61,000  Potomac Electric Power Co                                     1,239,063
      133,600  PPL Corp                                                      2,688,700
      242,000  Public Service Enterprise Group Inc                           7,018,000
       68,000  Reliant Energy Inc                                            1,398,250
       28,700  Southern Co                                                     636,781
       54,600  Teco Energy Inc                                                 982,800
      316,000  Texas Utilities Co                                           10,309,500
       43,900  Unicom Corp                                                   1,659,969
                                                                        --------------
                                                                           120,730,824
                                                                        --------------

               TOTAL COMMON STOCKS (COST $2,746,193,845)                 2,932,214,078
                                                                        --------------
               SHORT-TERM INVESTMENTS -- 6.9%
               CASH EQUIVALENTS -- 2.7%
$   6,901,808  BankBoston Eurodollar Time Deposit, 6.1175%, due
                 4/28/00(a)                                                  6,901,808
$   6,258,549  First Union National Bank Time Deposit, 5.8125%, due
                 3/01/00(a)                                                  6,258,549
$   9,387,821  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)       9,387,821
   20,648,872  Merrimac Cash Fund Premium Class(a)                          20,648,872
$  40,000,000  Prudential Securities Group, Inc. Master Note, 6.1875%,
                 due 3/10/00(a)                                             40,000,000
                                                                        --------------
                                                                            83,197,050
                                                                        --------------

              See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
--------------------------------------------------------------------------------------
               U.S. GOVERNMENT -- 0.5%
$  14,500,000  U.S. Treasury Bill, 5.689%, due 6/29/00(b)                   14,228,850
                                                                        --------------
               REPURCHASE AGREEMENT -- 3.7%
$ 113,496,517  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of
               $113,512,123, and an effective yield of 4.95%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/19, and a market
               value, including accrued interest, of $115,766,448.         113,496,517
                                                                        --------------

               TOTAL SHORT-TERM INVESTMENTS (COST $210,929,667)            210,922,417
                                                                        --------------
               TOTAL INVESTMENTS -- 102.6%
               (Cost $2,957,123,512)                                     3,143,136,495

               Other Assets and Liabilities (net) -- (2.6%)                (80,901,116)
                                                                        --------------
               TOTAL NET ASSETS -- 100.0%                               $3,062,235,379
                                                                        ==============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

10            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $2,957,123,512) (Note 1)       $3,143,136,495
   Dividends and interest receivable                               4,637,481
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  662,175
   Receivable for expenses waived or borne by Manager (Note
    2)                                                                55,936
                                                              --------------
      Total assets                                             3,148,492,087
                                                              --------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)              83,197,050
   Payable for Fund shares repurchased                             1,795,283
   Payable to affiliate for (Note 2):
      Management fee                                                 803,581
      Shareholder service fee                                        321,841
   Accrued expenses                                                  138,953
                                                              --------------
      Total liabilities                                           86,256,708
                                                              --------------
NET ASSETS                                                    $3,062,235,379
                                                              ==============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $2,619,575,961
   Accumulated undistributed net investment income                 6,365,865
   Accumulated net realized gain                                 250,852,685
   Net unrealized appreciation                                   185,440,868
                                                              --------------
                                                              $3,062,235,379
                                                              ==============

NET ASSETS ATTRIBUTABLE TO:
   Class II shares                                            $   95,041,041
                                                              ==============
   Class III shares                                           $1,623,733,870
                                                              ==============
   Class IV shares                                            $1,343,460,468
                                                              ==============

SHARES OUTSTANDING:
   Class II                                                        5,720,143
                                                              ==============
   Class III                                                      97,625,347
                                                              ==============
   Class IV                                                       80,829,331
                                                              ==============

NET ASSET VALUE PER SHARE:
   Class II                                                   $        16.62
                                                              ==============
   Class III                                                  $        16.63
                                                              ==============
   Class IV                                                   $        16.62
                                                              ==============

              See accompanying notes to the financial statements.             11

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $118,939)           $  46,527,139
   Interest (including securities lending income of
    $260,916)                                                    12,649,511
                                                              -------------
      Total income                                               59,176,650
                                                              -------------
EXPENSES:
   Management fee (Note 2)                                       11,161,595
   Custodian and transfer agent fees                                518,806
   Legal fees                                                        83,807
   Audit fees                                                        57,894
   Trustees fees (Note 2)                                            39,227
   Registration fees                                                  5,540
   Miscellaneous                                                     33,333
   Fees waived or borne by Manager (Note 2)                        (738,607)
                                                              -------------
                                                                 11,161,595
   Shareholder service fee (Note 2)
      Class II                                                      179,753
      Class III                                                   2,541,507
      Class IV                                                    1,686,571
                                                              -------------
      Net expenses                                               15,569,426
                                                              -------------
         Net investment income                                   43,607,224
                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               815,818,151
      Closed futures contracts                                   11,693,846
      Closed swap contracts                                      (9,044,517)
                                                              -------------

         Net realized gain                                      818,467,480
                                                              -------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (431,036,228)
      Open futures contracts                                        784,766
      Open swap contracts                                         4,358,815
                                                              -------------

         Net unrealized loss                                   (425,892,647)
                                                              -------------

      Net realized and unrealized gain                          392,574,833
                                                              -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 436,182,057
                                                              =============

12            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                  $   43,607,224     $   49,037,379
   Net realized gain                                         818,467,480        624,236,822
   Change in net unrealized appreciation (depreciation)     (425,892,647)      (170,678,257)
                                                          --------------     --------------
   Net increase in net assets from operations                436,182,057        502,595,944
                                                          --------------     --------------
Distributions to shareholders from:
   Net investment income
      Class II                                                (1,009,817)          (438,239)
      Class III                                              (21,707,190)       (32,457,119)
      Class IV                                               (21,473,272)       (20,082,410)
                                                          --------------     --------------
      Total distributions from net investment income         (44,190,279)       (52,977,768)
                                                          --------------     --------------
   Net realized gains
      Class II                                               (19,476,292)        (7,077,306)
      Class III                                             (357,534,849)      (420,933,348)
      Class IV                                              (322,165,035)      (249,579,720)
                                                          --------------     --------------
      Total distributions from net realized gains           (699,176,176)      (677,590,374)
                                                          --------------     --------------
                                                            (743,366,455)      (730,568,142)
                                                          --------------     --------------
   Net share transactions: (Note 5)
      Class II                                                64,741,476         27,619,700
      Class III                                                1,301,568       (396,156,147)
      Class IV                                               (61,972,966)       257,262,203
                                                          --------------     --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                         4,070,078       (111,274,244)
                                                          --------------     --------------
      Total decrease in net assets                          (303,114,320)      (339,246,442)
NET ASSETS:
   Beginning of period                                     3,365,349,699      3,704,596,141
                                                          --------------     --------------
   End of period (including accumulated undistributed
    net investment income of $6,365,865 and $6,948,920,
    respectively)                                         $3,062,235,379     $3,365,349,699
                                                          ==============     ==============

              See accompanying notes to the financial statements.             13

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS II SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          -----------------------------------------------------------
                                           2000     1999      1998(1)        1997(2)        1997(3)
                                          -------  -------  -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $ 18.57  $ 19.98    $ 17.65      $     20.10      $ 20.12
                                          -------  -------    -------      -----------      -------

Income from investment operations:
   Net investment income                     0.23+    0.25+      0.04+            0.24+        0.25
   Net realized and unrealized gain          2.29     2.55       2.29             3.99         2.92
                                          -------  -------    -------      -----------      -------

      Total from investment operations       2.52     2.80       2.33             4.23         3.17
                                          -------  -------    -------      -----------      -------

Less distributions to shareholders:
   From net investment income               (0.24)   (0.29)        --            (0.22)       (0.30)
   From net realized gains                  (4.23)   (3.92)        --            (3.90)       (2.89)
                                          -------  -------    -------      -----------      -------

      Total distributions                   (4.47)   (4.21)      0.00            (4.12)       (3.19)
                                          -------  -------    -------      -----------      -------
NET ASSET VALUE, END OF PERIOD            $ 16.62  $ 18.57    $ 19.98      $     20.21      $ 20.10
                                          =======  =======    =======      ===========      =======
TOTAL RETURN(a)                             13.61%   14.99%     13.20%++         23.00%++     17.46%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $95,041  $41,684    $16,958      $     2,037      $64,763
   Net expenses to average daily net
     assets                                  0.55%    0.55%      0.55%*           0.55%*       0.55%*
   Net investment income to average
     daily net assets                        1.21%    1.29%      1.53%*           1.66%*       1.63%*
   Portfolio turnover rate                     90%      71%        60%              60%         107%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:       --(b) $  0.04   $  0.01     $      0.03      $  0.03

(1)  Period from January 9, 1998 to February 28, 1998.
(2)  Period from March 1, 1997 to November 17, 1997.
(3)  Period from June 7, 1996 (commencement of operations) to February 28, 1997.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
*    Annualized.

14            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                          YEAR ENDED FEBRUARY 28/29,
                                          ----------------------------------------------------------
                                             2000        1999        1998        1997        1996
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD      $    18.59  $    19.99  $    20.12  $    19.46  $    15.45
                                          ----------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income                        0.24+       0.26+       0.35        0.36        0.41
   Net realized and unrealized gain             2.28        2.55        5.89        3.58        5.49
                                          ----------  ----------  ----------  ----------  ----------

      Total from investment operations          2.52        2.81        6.24        3.94        5.90
                                          ----------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                  (0.25)      (0.29)      (0.32)      (0.39)      (0.42)
   From net realized gains                     (4.23)      (3.92)      (6.05)      (2.89)      (1.47)
                                          ----------  ----------  ----------  ----------  ----------

      Total distributions                      (4.48)      (4.21)      (6.37)      (3.28)      (1.89)
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD            $    16.63  $    18.59  $    19.99  $    20.12  $    19.46
                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN(a)                                13.66%      15.02%      36.69%      22.05%      39.08%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $1,623,734  $1,780,011  $2,317,103  $3,051,344  $3,179,314
   Net expenses to average daily net
     assets                                     0.48%       0.48%       0.48%       0.48%       0.48%
   Net investment income to average
     daily net assets                           1.27%       1.36%       1.67%       1.78%       2.25%
   Portfolio turnover rate                        90%         71%         60%        107%         77%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:          --(b) $     0.04 $     0.05 $     0.04  $     0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
+    Computed using average shares outstanding throughout the period.

              See accompanying notes to the financial statements.             15

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                        YEAR ENDED FEBRUARY 28/29,
                                                    ----------------------------------
                                                       2000        1999       1998*
                                                    ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    18.58  $    19.99  $    17.65
                                                    ----------  ----------  ----------

Income from investment operations:
   Net investment income                                  0.25+       0.27+       0.04+
   Net realized and unrealized gain                       2.28        2.55        2.30
                                                    ----------  ----------  ----------

      Total from investment operations                    2.53        2.82        2.34
                                                    ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                            (0.26)      (0.31)         --
   From net realized gains                               (4.23)      (3.92)         --
                                                    ----------  ----------  ----------

      Total distributions                                (4.49)      (4.23)       0.00
                                                    ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                      $    16.62  $    18.58  $    19.99
                                                    ==========  ==========  ==========
TOTAL RETURN(a)                                          13.74%      15.07%      13.26%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $1,343,460  $1,543,655  $1,370,535
   Net expenses to average daily net assets               0.44%       0.44%       0.44%**
   Net investment income to average daily net
     assets                                               1.32%       1.41%       1.67%**
   Portfolio turnover rate                                  90%         71%         60%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                         --(b) $     0.04 $     0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
*    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

16            See accompanying notes to the financial statements.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 index.

      The Fund offers three classes of shares: Class II, Class III, and Class
      IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $80,787,867, collateralized by cash in the amount of $83,197,050, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000 the Fund had no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to redemptions in-kind. Gains resulting from such in-kind transactions amounted to $52,390,734.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $       --        $(86,138,001)      $86,138,001

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. This fee is allocated relative to each class' net assets on the share transaction date. For the year ended February 29, 2000, the Fund received $413,339 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

      Effective April 7, 2000, the Fund will no longer charge a purchase premium.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .105% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .525% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .33% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $39,227. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $2,772,912,220 and $3,342,904,994, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
         $2,969,416,324    $537,760,565     $(364,040,394)    $173,720,171

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 14.9% of the outstanding shares of the Fund were held by one shareholder.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 29, 2000           February 28, 1999
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class II:                                      -----------  -------------  -----------  -------------
         Shares sold                                      3,985,880  $  74,957,732    1,137,984  $  23,036,514
         Shares issued to shareholders
           in reinvestment of distributions               1,158,453     20,008,247      394,655      7,372,964
         Shares repurchased                              (1,668,281)   (30,224,503)    (137,205)    (2,789,778)
                                                        -----------  -------------  -----------  -------------
         Net increase                                     3,476,052  $  64,741,476    1,395,434  $  27,619,700
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 29, 2000           February 28, 1999
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                     11,331,748  $ 215,996,626    7,724,323  $ 155,828,896
         Shares issued to shareholders
           in reinvestment of distributions              21,061,629    368,034,755   23,463,193    440,891,297
         Shares repurchased                             (30,533,541)  (582,729,813) (51,356,934)  (992,876,340)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                          1,859,836  $   1,301,568  (20,169,418) $(396,156,147)
                                                        ===========  =============  ===========  =============

                                                                Year Ended                  Year Ended
                                                            February 29, 2000           February 28, 1999
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class IV:                                      -----------  -------------  -----------  -------------
         Shares sold                                      3,955,702  $  79,266,480   22,393,827  $ 428,114,213
         Shares issued to shareholders
           in reinvestment of distributions              19,531,086    342,781,629   14,303,391    268,384,348
         Shares repurchased                             (25,740,318)  (484,021,075) (22,187,638)  (439,236,358)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                         (2,253,530) $ (61,972,966)  14,509,580  $ 257,262,203
                                                        ===========  =============  ===========  =============

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

         Number of                                                                                                  Contract
         Contracts                      Type                                      Expiration Date                     Value
         ---------  ---------------------------------------------  ---------------------------------------------  -------------
           Buys
            109     S&P 500                                                         March 2000                     $37,387,000

         Number of  Net Unrealized
         Contracts   Depreciation
         ---------  --------------
           Buys
            109       $(572,115)
                      =========

      At February 29, 2000 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Funds distributions are from investment company taxable income, except that the Fund has designated 79.11% of the distributions as net capital gain dividends.

GMO U.S. CORE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Core Fund returned 13.7% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, narrow market conditions persisted despite a brief broadening in the market in the second quarter. U.S. market returns were dominated by technology and telecommunications stocks. Growth stocks across all market capitalization bands outperformed value stocks.

Sector selection detracted modestly from performance. The Fund's underweight in consumer staple (particularly food and beverage) stocks added 130 basis points as these stocks underperformed the benchmark by 35% for the fiscal year. The underweight positions in financial services and health care stocks, also poor performers, added modestly to performance. However, these positive contributions were offset by an overweight position in value stocks, including auto/transportation stocks and electric utilities. These positions detracted -200 basis points in aggregate from performance. The Fund's underweight in the largest stocks also hurt performance as these stocks dominated the market for most of the fiscal year.

The Fund's outperformance relative to the benchmark for the fiscal year was attributable to strong stock selection. Selection was particularly strong in technology, pharmaceutical and producer durable stocks. Weak selection among telephone utility, financial services, consumer staple and consumer discretionary stocks detracted from performance.

The MOMENTUM stock selection strategy performed well. The INTRINSIC VALUE strategy was neutral relative to the benchmark, while the NEGLECT, BOOK VALUE and CASH FLOW strategies underperformed.

OUTLOOK

The portfolio is conservatively positioned, with a lower price-to-book, lower price-to-earnings and a higher dividend yield than the S&P 500. In our view, value stocks are significantly undervalued compared to growth stocks. The spread of value stocks relative to growth stocks is at its widest level since the early 1970's. The Fund is overweight in both auto/transportation stocks and electric utilities, reflecting our preference for value stocks. We are gradually reducing our exposure to technology stocks. While earlier in 1999 many of these stocks were attractive to our intrinsic value methodology, most technology stocks have now appreciated to a point where they are now expensive on this measure.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GMO U.S. CORE FUND CLASS III SHARES AND THE S&P 500 INDEX
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Class III
Inception                  9/18/85
1yr           5yr          10yr
13.5          24.78        18.35

Class II
Inception                  6/07/96*
1yr           5yr          10yr (ITD)
13.46         N/A          21.88

Class IV
Inception                  1/09/98
1yr           5yr          10yr (ITD)
13.58         N/A          20.11

                                     [GRAPH]

Date                             GMO U.S. Core Fund-III                   S&P 500
      2/28/90                            9986                             10000
      3/31/90                           10162                             10265
      6/30/90                           10780                             10909
      9/30/90                            9322                              9410
     12/31/90                           10242                             10253
      3/31/91                           11888                             11742
      6/30/91                           11703                             11716
      9/30/91                           12286                             12343
     12/31/91                           13304                             13377
      3/31/92                           12947                             13041
      6/30/92                           13347                             13289
      9/30/92                           13559                             13709
     12/31/92                           14093                             14400
      3/31/93                           15004                             15029
      6/30/93                           15340                             15102
      9/30/93                           16106                             15491
     12/31/93                           16388                             15851
      3/31/94                           15884                             15249
      6/30/94                           15916                             15313
      9/30/94                           16599                             16062
     12/31/94                           16775                             16060
      3/31/95                           18308                             17623
      6/30/95                           20312                             19306
      9/30/95                           22516                             20840
     12/31/95                           24031                             22094
      3/31/96                           24896                             23280
      6/30/96                           25731                             24325
      9/30/96                           26448                             25077
     12/31/96                           28263                             27167
      3/31/97                           28954                             27896
      6/30/97                           33658                             32766
      9/30/97                           37609                             35220
     12/31/97                           38183                             36231
      3/31/98                           43183                             41284
      6/30/98                           44071                             42647
      9/30/98                           39843                             38405
     12/31/98                           47610                             46584
      3/31/99                           49348                             48905
      6/30/99                           53033                             52353
      9/30/99                           49410                             49083
     12/31/99                           56463                             56385
      2/29/00                           53995                             52538

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV and Class II shares may vary due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

* Class II performance includes Class III performance for the period November 17, 1997 to January 9, 1998, during which no Class II shares were outstanding.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO DOMESTIC BOND FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               DEBT OBLIGATIONS -- 95.3%
               ASSET BACKED SECURITIES -- 28.2%
   10,000,000  Augusta Funding Ltd. X, 144A,
                 Variable Rate, 3mo. LIBOR + .25%, 6.43%, due 06/30/17     9,692,187
      400,279  Constellation Series 99-1A, 144A, 5.73%, due 04/18/02         400,029
    2,792,308  Great Point CBO Ltd. Series 98-1A Class A1, 144A,
                 Variable Rate, 6 mo. LIBOR + .30%, 6.39%, due
                 10/15/10                                                  2,773,983
    4,492,655  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                 Variable Rate, Step Up, 6.62%, due 07/15/09               4,169,043
   17,000,000  NPF XII, Inc. Series 99-2 Class A, 144A, 7.05%, due
                 06/01/03(a)                                              16,787,500
    5,000,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2, 144A,
                 Variable Rate, Step Up, 6.33%, due 09/15/09               4,921,875
    4,932,000  SMS Student Loan Trust 95-A Certificates,
                 Variable Rate, 1 mo. LIBOR + .65%, 6.46%, due
                 04/25/25                                                  4,919,670
    2,637,000  SMS Student Loan Trust Series 94-B Certificates,
                 Variable Rate, 1 mo. LIBOR + .75%, 6.56%, due
                 10/25/23                                                  2,641,747
        8,000  Society Student Loan Trust Series 93-A Class B,
                 Variable Rate, 1 mo. LIBOR + .75%, 6.56%, due
                 07/25/03                                                      8,000
                                                                        ------------
                                                                          46,314,034
                                                                        ------------
               CORPORATE DEBT -- 1.1%
    1,000,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05             933,500
    1,000,000  Pemex Finance Ltd. Series 1A1 Class A2, 144A, 6.30%,
                 due 05/15/10                                                892,000
                                                                        ------------
                                                                           1,825,500
                                                                        ------------
               FOREIGN GOVERNMENT OBLIGATIONS -- 5.3%
   25,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(b)            4,913,062
   20,000,000  Republic of Ecuador Discount Bond Series A Receipts,
                 Zero Coupon, due 02/28/25(b)                              3,836,938
                                                                        ------------
                                                                           8,750,000
                                                                        ------------
               U.S. GOVERNMENT -- 0.3%
      513,110  U.S. Treasury Inflation Indexed Note, 3.88%, due
                 01/15/09(c)                                                 496,755
                                                                        ------------
               U.S. GOVERNMENT AGENCY -- 60.4%
   10,000,000  Agency for International Development Floater (Support
                 of India),
                 Variable Rate, 3 mo. LIBOR + .10%, 6.15%, due
                 02/01/27                                                  9,800,000
    7,500,000  Agency for International Development Floater (Support
                 of Jamaica),
                 Variable Rate, 6 mo. LIBOR + .30%, 6.65%, due
                 12/01/14                                                  7,443,750

              See accompanying notes to the financial statements.              1

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY -- CONTINUED
    6,131,451  Agency for International Development Floater (Support
                 of Jamaica),
                 Variable Rate, 6 mo. U.S. Treasury Bill + .75%,
                 6.77%, due 03/30/19                                       6,085,465
   20,000,000  Agency for International Development Floater (Support
                 of Morocco),
                 Variable Rate, 6 mo. LIBOR - .015%, 6.34%, due
                 02/01/25                                                 19,200,000
   15,000,000  Agency for International Development Floater (Support
                 of Morocco),
                 Variable Rate, 6 mo. LIBOR + .15%, 6.51%, due
                 10/29/26                                                 14,737,500
   25,000,000  Agency for International Development Floater (Support
                 of Portugal),
                 Variable Rate, 6 mo. LIBOR, 6.35%, due 01/01/21          24,968,750
    8,687,500  Agency for International Development Floater (Support
                 of Sri Lanka),
                 Variable Rate, 6 mo. LIBOR + .20%, 6.55%, due
                 06/15/12                                                  8,622,344
    8,800,002  Agency for International Development Floater (Support
                 of Zimbabwe),
                 Variable Rate, 3 mo. U.S. Treasury Bill X 115%,
                 5.83%, due 01/01/12                                       8,448,002
                                                                        ------------
                                                                          99,305,811
                                                                        ------------

               TOTAL DEBT OBLIGATIONS (COST $158,911,897)                156,692,100
                                                                        ------------
  PRINCIPAL
   AMOUNT
-------------
               CALL OPTIONS PURCHASED -- 0.0%
               OPTIONS ON FUTURES -- 0.0%
      530,000  Eurodollar, Expires 3/13/00, Strike 93.75                      29,150
                                                                        ------------

               TOTAL CALL OPTIONS PURCHASED (COST $20,520)                    29,150
                                                                        ------------

   SHARES
-------------
               PREFERRED STOCKS -- 4.9%
               BANKING AND FINANCIAL SERVICES -- 4.9%
       10,000  Home Ownership Funding 2 Preferred 144A, 13.338%            8,009,120
                                                                        ------------

               TOTAL PREFERRED STOCKS (COST $9,296,160)                    8,009,120
                                                                        ------------

              See accompanying notes to the financial statements.
2

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 1.2%
               COMMERCIAL PAPER -- 1.1%
    1,800,000  Koch Industries Inc., 5.83%, due 3/01/00                    1,800,000
                                                                        ------------
               REPURCHASE AGREEMENT -- 0.1%
      222,352  Salomon Smith Barney, Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of
               $222,383, and an effective yield of 4.95%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/19, and a market
               value, including accrued interest, of $226,799.               222,352
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $2,022,352)              2,022,352
                                                                        ------------
               TOTAL INVESTMENTS -- 101.4%
               (Cost $170,250,929)                                       166,752,722

               Other Assets and Liabilities (net) -- (1.4%)               (2,295,491)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $164,457,231
                                                                        ============

NOTES TO THE SCHEDULE OF INVESTMENTS:
-------------------------------------------------------------------------------

144A - Securities exempt from registration under rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

(a) All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 6).

(b)  Valued by management (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.              3

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $170,250,929) (Note 1)         $166,752,722
   Interest receivable                                           1,612,182
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  8,405
   Receivable for open swap contracts (Notes 1 and 6)            1,121,100
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               7,452
                                                              ------------
      Total assets                                             169,501,861
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                             164,050
   Payable to affiliate for (Note 2):
      Management fee                                                13,563
      Shareholder service fee                                       20,208
   Payable for reverse repurchase agreements (Notes 1 and 6)     4,798,000
   Accrued expenses                                                 48,809
                                                              ------------
      Total liabilities                                          5,044,630
                                                              ------------
NET ASSETS                                                    $164,457,231
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $172,021,639
   Accumulated undistributed net investment income                 895,261
   Accumulated net realized loss                                (5,912,734)
   Net unrealized depreciation                                  (2,546,935)
                                                              ------------
                                                              $164,457,231
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $164,457,231
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    17,825,718
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.23
                                                              ============

4             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $982)     $9,773,691
   Dividends                                                     953,630
                                                              ----------
         Total income                                         10,727,321
                                                              ----------
EXPENSES:
   Management fee (Note 2)                                       170,540
   Interest expense (Notes 1 and 6)                              323,186
   Audit fees                                                     37,439
   Custodian and transfer agent fees                              32,068
   Legal fees                                                      3,498
   Registration fees                                               2,868
   Trustees fees (Note 2)                                          1,781
   Miscellaneous                                                   2,379
   Fees waived or borne by Manager (Note 2)                      (80,033)
                                                              ----------
                                                                 493,726
   Shareholder service fee (Note 2)
      Class III                                                  255,809
                                                              ----------
      Net expenses                                               749,535
                                                              ----------
         Net investment income                                 9,977,786
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (861,157)
      Closed futures contracts                                 1,864,515
      Closed swap contracts                                   (1,515,001)
                                                              ----------

         Net realized loss                                      (511,643)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (1,847,558)
      Open futures contracts                                    (541,642)
      Open swap contracts                                     (3,908,178)
                                                              ----------

         Net unrealized loss                                  (6,297,378)
                                                              ----------

      Net realized and unrealized loss                        (6,809,021)
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $3,168,765
                                                              ==========

              See accompanying notes to the financial statements.              5

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  9,977,786      $   16,849,450
   Net realized gain (loss)                                    (511,643)          1,274,151
   Change in net unrealized appreciation (depreciation)      (6,297,378)         (2,987,171)
                                                           ------------      --------------

   Net increase in net assets from operations                 3,168,765          15,136,430
                                                           ------------      --------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (10,394,028)        (18,501,522)
                                                           ------------      --------------
      Total distributions from net investment income        (10,394,028)        (18,501,522)
                                                           ------------      --------------
   Net realized gains
      Class III                                                (318,238)         (4,552,278)
                                                           ------------      --------------
      Total distributions from net realized gains              (318,238)         (4,552,278)
                                                           ------------      --------------
   In excess of net realized gains
      Class III                                                  (8,745)         (5,488,875)
                                                           ------------      --------------
      Total distributions in excess of net realized
       gains                                                     (8,745)         (5,488,875)
                                                           ------------      --------------

                                                            (10,721,011)        (28,542,675)
                                                           ------------      --------------
   Net share transactions: (Note 5)
      Class III                                              (3,061,193)       (242,933,466)
                                                           ------------      --------------
   Decrease in net assets resulting from net share
    transactions                                             (3,061,193)       (242,933,466)
                                                           ------------      --------------

      Total decrease in net assets                          (10,613,439)       (256,339,711)
NET ASSETS:
   Beginning of period                                      175,070,670         431,410,381
                                                           ------------      --------------
   End of period (including accumulated undistributed
    net investment income of $895,261 and $1,320,248,
    respectively)                                          $164,457,231      $  175,070,670
                                                           ============      ==============

6             See accompanying notes to the financial statements.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.65  $  10.26  $  10.18  $  10.40  $  10.13
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.60      0.68      0.67      0.58      0.66
   Net realized and unrealized gain
     (loss)                                  (0.42)    (0.15)     0.38     (0.09)     0.58
                                          --------  --------  --------  --------  --------

      Total from investment operations        0.18      0.53      1.05      0.49      1.24
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.58)    (0.68)    (0.70)    (0.60)    (0.60)
   From net realized gains                   (0.02)    (0.21)    (0.27)    (0.08)    (0.37)
   In excess of net realized gains              --(c)    (0.25)       --    (0.03)       --
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.60)    (1.14)    (0.97)    (0.71)    (0.97)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   9.23  $   9.65  $  10.26  $  10.18  $  10.40
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                               2.03%     5.03%    10.71%     4.93%    12.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $164,457  $175,071  $431,410  $570,862  $310,949
   Net operating expenses to average
     daily net assets                         0.25%     0.25%     0.25%     0.25%     0.25%
   Interest expense to average daily net
     assets                                   0.19%     0.02%       --        --        --
   Total net expenses to average daily
     net assets                               0.44%(d)     0.27%(d)     0.25%     0.25%     0.25%
   Net investment income to average
     daily net assets                         5.85%     6.21%     6.14%     6.15%     6.52%
   Portfolio turnover rate                      20%       17%       59%       25%       70%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:      --(b) $   0.02  $   0.02  $   0.02  $   0.01

(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
(c) The per share distribution in excess of net realized gains was less than $0.001.
(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

              See accompanying notes to the financial statements.              7

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in U.S. investment grade securities. The Fund's benchmark is the Lehman Brothers Government Bond Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      At February 29, 2000, the total value of these securities represented 79% of net assets. Included in this total are U.S. Government backed securities and highly rated collateralized debt obligations that represent 78% of net assets at February 29, 2000.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on futures or securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future or security transaction to determine the realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000, the Fund had no written option contracts outstanding.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterpartys custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in the name of the counterparty in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund was sold may decline below the contractual repurchase price under the agreement. At February 29, 2000, the Fund had entered into reverse repurchase agreements having a market value of $4,798,000, collateralized by securities with a market value of $4,937,500. See Note 6 for a summary of open reverse repurchase agreements as of February 29, 2000

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, there were no securities on loan.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and total return swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of the open swap agreement as of February 29, 2000.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $(8,745)           $8,745              $--

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. Dividend income is recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .25% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .10% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $1,781. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 29, 2000, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 1,002,341  $ 1,004,246
         Investments (non-U.S. Government securities)              33,598,875   40,285,306

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $170,250,929      $1,062,159       $(4,560,366)     $(3,498,207)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 39.0% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Funds outstanding shares.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                           February 29, 2000          February 28, 1999
                                                        ------------------------  --------------------------
                                                          Shares       Amount       Shares        Amount
         Class III:                                     ----------  ------------  -----------  -------------
         Shares sold                                     2,481,680  $ 23,173,404    7,444,098  $  76,654,884
         Shares issued to shareholders in reinvestment
           of distributions                                870,554     8,051,201    2,308,399     23,190,329
         Shares repurchased                             (3,677,351)  (34,285,798) (33,636,371)  (342,778,679)
                                                        ----------  ------------  -----------  -------------
         Net decrease                                     (325,117) $ (3,061,193) (23,883,874) $(242,933,466)
                                                        ==========  ============  ===========  =============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

         Number of                                                                  Expiration                      Contract
         Contracts                      Type                                           Date                          Value
         ---------  ---------------------------------------------  ---------------------------------------------  ------------

          Sales
                1   U.S. Long Bond                                 June 2000                                      $    94,687
               16   U.S. Treasury Note 10 Yr.                      June 2000                                        1,526,250
              230   U.S. Treasury Note 5 Yr.                       June 2000                                       22,331,563

                    Net Unrealized
         Number of   Appreciation
         Contracts  (Depreciation)
         ---------  --------------
          Sales
                1     $     549
               16         3,146
              230      (173,523)
                      ---------
                      $(169,828)
                      =========

      At February 29, 2000 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS

         Face Value                        Description                        Market Value
         ----------  -------------------------------------------------------  ------------
                     Bear Stearns, 6.19%, dated 2/16/00, to be repurchased
         $4,798,000  on demand at face value plus accrued interest.            $4,798,000
                                                                               ==========

         Average balance outstanding                                   $10,582,224
         Average interest rate                                               5.32%
         Maximum balance outstanding                                   $18,242,000
         Average shares outstanding                                    18,049,854
         Average balance per share outstanding                         $      .59

      Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

      TOTAL RETURN SWAP AGREEMENTS

           Notional    Expiration                                                      Net Unrealized
            Amount        Date                        Description                       Appreciation
         ------------  ----------  --------------------------------------------------  --------------
         $ 25,000,000   11/12/00   Agreement with Morgan Guaranty Trust Company dated    $  226,331
                                   11/09/98 to receive (pay) the notional amount
                                   multiplied by the return on the Lehman Aggregate
                                   Index and to pay the notional amount multiplied by
                                   3 month LIBOR adjusted by a specified spread. +

          100,000,000    6/01/01   Agreement with Lehman Brothers Special Financing         894,769
                                   Inc. dated 5/20/99 to receive (pay) the notional
                                   amount multiplied by the return on the Lehman
                                   Brothers U.S. Government Bond Index and to pay the
                                   notional amount multiplied by 1 month LIBOR
                                   adjusted by a specified spread. +
                                                                                         ----------
                                                                                         $1,121,100
                                                                                         ==========

         +    This swap agreement is valued by management (Note 1).

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 3% of the distributions as net capital gain dividends.

      The fund has elected to defer to March 1, 2000 post October capital losses of $1,617,004.

      At February 29, 2000 the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

         Year of Expiration    Amount
         ------------------  ----------
                2008         $3,335,828

GMO DOMESTIC BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Domestic Bond Fund returned 2.0% for the fiscal year ended February 29, 2000, as compared with the 1.1% return of the Lehman Brothers Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in high-quality, domestic fixed income instruments throughout the period.

The Fund outperformed the benchmark during the fiscal year by 0.9%. While spreads relative to U.S. Treasuries declined during the period, they remained high relative to historical levels. The Fund benefited from capital gains and from wider spreads.

At fiscal year end, approximately 28% of the Fund was invested in highly-rated, floating rate, asset-backed securities. These included issues backed by auto, truck, credit card and health care receivables. Also, approximately 65% of the Fund was invested in U.S. government agency issues that offer higher yields than similar maturity U.S. Treasury securities. The remainder of the Fund was split between U.S. Treasuries (less than 1%), corporates (1%), and foreign governments bonds (5%).

Although spreads relative to U.S. Treasuries declined during the fiscal year, they remain high relative to historical levels. Yield to maturity for the Fund is currently about 80 basis points higher than the benchmark. The Fund's duration is designed to match the benchmark.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        GMO DOMESTIC BOND FUND CLASS III SHARES AND THE
             LEHMAN BROTHERS GOVERNMENT BOND INDEX
                   AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                   8/18/94
1yr             5yr         10yr (ITD)
2.03            6.96        6.87

                          [GRAPH]


Date                         GMO Domestic Bond Fund-III        Lehman Brothers Government Bond
      8/18/94                        10000                                 10000
      9/30/94                         9890                                  9927
     12/31/94                         9939                                  9962
      3/31/95                        10377                                 10431
      6/30/95                        11036                                 11078
      9/30/95                        11272                                 11275
     12/31/95                        11785                                 11790
      3/31/96                        11506                                 11523
      6/30/96                        11560                                 11578
      9/30/96                        11785                                 11773
     12/31/96                        12143                                 12116
      3/31/97                        12035                                 12018
      6/30/97                        12472                                 12435
      9/30/97                        12876                                 12852
     12/31/97                        13352                                 13278
      3/31/98                        13510                                 13478
      6/30/98                        13899                                 13834
      9/30/98                        14662                                 14599
     12/31/98                        14427                                 14586
      3/31/99                        14192                                 14378
      6/30/99                        14190                                 14255
      9/30/99                        14185                                 14350
     12/31/99                        14168                                 14260
      2/29/00                        14450                                 14484


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BALANCED ALLOCATION FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Allocation Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
      524,691  GMO Currency Hedged International Core Fund                  5,267,894
    1,797,460  GMO Domestic Bond Fund                                      16,590,559
      454,260  GMO Emerging Country Debt Fund                               3,970,230
      503,426  GMO Emerging Markets Fund                                    5,618,234
      508,367  GMO Evolving Countries Fund                                  5,800,465
       58,404  GMO Growth Fund                                                289,102
      579,490  GMO Inflation Indexed Bond Fund                              5,632,642
      299,661  GMO International Bond Fund                                  2,753,884
      413,569  GMO International Core Fund                                  8,647,732
       76,310  GMO International Small Companies Fund                         880,622
      806,422  GMO REIT Fund                                                6,661,050
      224,860  GMO Small Cap Growth Fund                                    3,793,380
      498,732  GMO Small Cap Value Fund                                     6,189,265
    2,810,603  GMO U.S. Bond/Global Alpha A Fund                           27,094,212
    1,059,749  GMO U.S. Core Fund                                          17,623,622
      283,950  GMO Value Fund                                               2,265,923
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $126,875,338)                     119,078,816
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$       7,286  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of $7,287,
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19, and a market value, including
               accrued interest, of $7,432.                                     7,286
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $7,286)                       7,286
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $126,882,624)                                        119,086,102

               Other Assets and Liabilities (net) -- (0.0%)                   (11,513)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 119,074,589
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $126,882,624) (Note 1)         $119,086,102
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               4,961
                                                              ------------
      Total assets                                             119,091,063
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 16,474
                                                              ------------
      Total liabilities                                             16,474
                                                              ------------
NET ASSETS                                                    $119,074,589
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $127,127,984
   Accumulated undistributed net investment income               1,382,361
   Accumulated net realized loss                                (1,639,234)
   Net unrealized depreciation                                  (7,796,522)
                                                              ------------
                                                              $119,074,589
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $119,074,589
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    11,050,953
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.78
                                                              ============

2             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 4,884,402
   Interest                                                         3,606
                                                              -----------
      Total income                                              4,888,008
                                                              -----------
EXPENSES:
   Audit fees                                                      17,556
   Custodian and transfer agent fees                               18,292
   Legal fees                                                       3,021
   Registration fees                                                2,136
   Trustees fees (Note 2)                                           1,315
   Miscellaneous                                                    1,646
   Fees waived or borne by Manager (Note 2)                       (43,966)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
            Net investment income                               4,888,008
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (5,563,922)
      Realized gain distributions from investment company
      shares                                                    5,502,787
                                                              -----------

         Net realized loss                                        (61,135)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                10,164,723
                                                              -----------

      Net realized and unrealized gain                         10,103,588
                                                              -----------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $14,991,596
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,888,008       $  3,054,707
   Net realized gain (loss)                                     (61,135)        11,000,413
   Change in net unrealized appreciation (depreciation)      10,164,723        (17,495,459)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               14,991,596         (3,440,339)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (4,730,381)        (3,054,707)
                                                           ------------       ------------
      Total distributions from net investment income         (4,730,381)        (3,054,707)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                      --         (3,098,321)
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                        --         (3,098,321)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (6,097,300)        (5,840,251)
                                                           ------------       ------------
      Total distributions from net realized gains            (6,097,300)        (5,840,251)
                                                           ------------       ------------
   In excess of net realized gains
      Class III                                                  (7,803)                --
                                                           ------------       ------------
      Total distributions in excess of net realized
       gains                                                     (7,803)                --
                                                           ------------       ------------
                                                            (10,835,484)       (11,993,279)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (12,681,947)        27,754,476
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (12,681,947)        27,754,476
                                                           ------------       ------------
      Total increase (decrease) in net assets                (8,525,835)        12,320,858
NET ASSETS:
   Beginning of period                                      127,600,424        115,279,566
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $1,382,361 and $14,964,
    respectively)                                          $119,074,589       $127,600,424
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                                    -----------------------------
                                                      2000      1999      1998*
                                                    --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.51  $  11.87  $  11.56
                                                    --------  --------  --------

Income from investment operations:
   Net investment income(b)                             0.44      0.31      0.17+
   Net realized and unrealized gain (loss)              0.91     (0.54)     1.30
                                                    --------  --------  --------

   Total from investment operations                     1.35     (0.23)     1.47
                                                    --------  --------  --------

Less distributions to shareholders:
   From net investment income                          (0.43)    (0.28)    (0.33)
   In excess of net investment income                     --     (0.29)       --(c)
   From net realized gains                             (0.65)    (0.56)    (0.83)
   In excess of net realized gains                        --(f)       --       --
                                                    --------  --------  --------

   Total distributions                                 (1.08)    (1.13)    (1.16)
                                                    --------  --------  --------
NET ASSET VALUE, END OF PERIOD                      $  10.78  $  10.51  $  11.87
                                                    ========  ========  ========
TOTAL RETURN(a)                                        12.77%    (2.27)%    13.31%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $119,075  $127,600  $115,280
   Net expenses to average daily net assets(d)          0.00%     0.00%     0.00%**
   Net investment income to average daily net
     assets(b)                                          4.18%     2.50%     1.91%**
   Portfolio turnover rate                                26%       10%       18%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                       --(e) $   0.01 $   0.01

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(c)  The per share distribution in excess of net investment income was $0.001.
(d) Net expenses excludes expenses incurred indirectly through investment in underlying funds. See Note 1.
(e) Fees and expenses waved or borne by the Manager were less than $0.01 per share.
(f)  The per share distribution in excess of net realized gains is $0.001.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
*    Period from June 2, 1997 (commencement of operations) to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              5

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Balanced Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO Global Balanced Index through investment to varying extents in other funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions received from underlying funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,209,770         $(1,247,402)        $37,632

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .35% of the amount invested. In the case of cash redemptions, the fee is .11% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000 the Fund received $56,308 in purchase premiums and $34,277 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2000 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $1,315. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000 aggregated $29,999,964 and $43,127,702, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $128,813,854      $4,203,823       $(13,931,575)    $(9,727,752)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 53.0% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                            February 29, 2000         February 28, 1999
                                                        -------------------------  -----------------------
                                                          Shares        Amount       Shares      Amount
         Class III:                                     -----------  ------------  ----------  -----------
         Shares sold                                      1,463,905  $ 16,122,366   2,130,109  $24,341,942
         Shares issued to shareholders
           in reinvestment of distributions                 937,011    10,247,908   1,001,505   11,059,081
         Shares repurchased                              (3,494,064)  (39,052,221)   (695,474)  (7,646,547)
                                                        -----------  ------------  ----------  -----------
         Net increase (decrease)                         (1,093,148) $(12,681,947)  2,436,140  $27,754,476
                                                        ===========  ============  ==========  ===========

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 56% of distributions as net capital gain dividends.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for eight years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Balanced Allocation Fund returned 12.8% for the twelve months ended February 29, 2000. During that period the benchmark (48.75% S&P 500/16.25% GMO EAFE Extended/35% Lehman Aggregate) returned 10.3%.

Our fundamental conclusion at the outset of 1999 was that the developed, large cap equity markets in the U.S. and abroad were markedly overvalued. Our research indicated that better long-term returns could be achieved from investments in other asset classes, including both REITs and small caps in the U.S., emerging and small cap international equities and fixed income instruments. By diversifying out of large cap equities and into other asset classes with good return potential, we believed we were exposing our clients to a portfolio with better return potential and a reasonable level of risk. For the period, our emerging equities and small cap growth outperformed the benchmark by large margins, while small cap value and REITs underperformed substantially.

During the fiscal year, the Fund was underweight in U.S. stocks by 18% relative to the benchmark. This weighting was split between emerging equities, which outperformed the S&P 500 by 56%, and fixed income, which underperformed the S&P 500 by 10%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including real estate investment trusts (REITs), where we were 5% overweight. For the fiscal year, the allocation to REITs hurt performance, as the GMO REIT Fund underperformed the S&P 500 Index by 16%. Performance of the GMO Growth Fund was 33% above the S&P 500 and GMO Small Cap Growth was 56% above the S&P 500. However, this gain was partially offset by underperformance of the GMO Small Cap Value and Value Funds, which underperformed the S&P 500 by 1% and 20%, respectively.

Performance of the International Core Fund lagged the benchmark substantially as the rally in expensive multinationals continued. The GMO International Core Fund returned 8%, underperforming the MSCI EAFE Index by 17%. The Fund was 7% overweight in emerging equities for the period, helping performance as both the GMO Emerging Markets Fund and the GMO Evolving Countries Fund outperformed the IFC Investable Composite by 9.5% and 31%, respectively. Collectively, the allocation to international equities added 1.3% to the Fund relative to the benchmark, with well more than 100% of this due to the overweight and strong implementation in emerging equities.

The Fund was overweight 12% in fixed income, with allocations to international and emerging bonds along with U.S. fixed income. The drag on the portfolio due to the fixed income overweight was partially offset by the extremely strong performance (+46%) of emerging debt within the fixed income portfolio.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

The fundamentals of today's markets do not justify the extreme valuation disparities that we see. The investment climate has become astonishingly speculative, exemplified by the extraordinary returns of "new economy" stocks. Our conviction that these conditions cannot prevail indefinitely remains firm. As such, we will hold our positions, which remain remarkably cheap on a relative basis. With the eventual return to intrinsic value, we expect the opportunities for value-added resulting from these extreme conditions will be extraordinary with the good relative performance of the last year merely a small down payment.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            GMO GLOBAL BALANCED ALLOCATION FUND CLASS III SHARES AND THE
                    S&P 500 INDEX (50%)/LEHMAN AGGREGATE (50%)
                             AS OF FEBRUARY 29, 2000


                                     [GRAPH]


Average Annual Total Returns
Inception              7/29/96
1yr           5yr      10yr (ITD)*
12.25         N/A      11.65


Date                 GMO Global Balanced Allocation Fund-III    50% SP500/50% Lehman Agg Bond        GMO Global Balanced Index
      7/29/96                         9965                                    10000                             10000
      9/30/96                        10583                                    10574                             10604
     12/31/96                        11205                                    11175                             11206
      3/31/97                        11307                                    11298                             11357
      6/30/97                        12255                                    12476                             12672
      9/30/97                        13114                                    13159                             13304
     12/31/97                        12979                                    13548                             13462
      3/31/98                        13910                                    14587                             14766
      6/30/98                        13638                                    15001                             15116
      9/30/98                        12562                                    14590                             14260
     12/31/98                        13548                                    16122                             16174
      3/31/99                        13485                                    16482                             16563
      6/30/99                        14526                                    16988                             17178
      9/30/99                        14083                                    16510                             16783
     12/31/99                        15034                                    17701                             18445
      2/29/00                        14852                                    17169                             17778

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 35 bp on the purchase and 11 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

*Performance is linked to Class I shares (originating share class) and is converted to Class III shares on June 2, 1997 (commencement date of Class III shares).

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL EQUITY ALLOCATION FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
      377,841  GMO Emerging Country Debt Fund                              3,302,326
      736,141  GMO Emerging Markets Fund                                   8,215,334
    1,061,198  GMO Evolving Countries Fund                                12,108,267
      196,955  GMO Inflation Indexed Bond Fund                             1,914,405
      181,215  GMO International Bond Fund                                 1,665,362
    2,140,337  GMO International Core Fund                                44,754,441
      244,551  GMO International Small Companies Fund                      2,822,119
      131,257  GMO U.S. Bond/Global Alpha A Fund                           1,265,313
                                                                        ------------
               TOTAL MUTUAL FUNDS (COST $70,141,702)                      76,047,567
                                                                        ------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$       7,382  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of $7,383
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19 and market value, including
               accrued interest of $7,530.                                     7,382
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $7,382)                      7,382
                                                                        ------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $70,149,084)                                         76,054,949

               Other Assets and Liabilities (net) -- (0.0%)                   (8,101)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $ 76,046,848
                                                                        ============

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $70,149,084) (Note 1)          $ 76,054,949
   Receivable for investments sold                                  68,000
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               3,935
                                                              ------------
      Total assets                                              76,126,884
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                              65,000
   Accrued expenses                                                 15,036
                                                              ------------
      Total liabilities                                             80,036
                                                              ------------
NET ASSETS                                                    $ 76,046,848
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $ 75,018,749
   Accumulated undistributed net investment income               2,339,736
   Accumulated net realized loss                                (7,217,502)
   Net unrealized appreciation                                   5,905,865
                                                              ------------
                                                              $ 76,046,848
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $ 76,046,848
                                                              ============

SHARES OUTSTANDING:
   Class III                                                     7,703,655
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.87
                                                              ============

2             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $ 1,902,062
   Interest                                                           456
                                                              -----------
      Total income                                              1,902,518
                                                              -----------
EXPENSES:
   Audit fees                                                      17,465
   Custodian and transfer agent fees                               12,411
   Registration fees                                                2,533
   Legal fees                                                       2,289
   Trustees fees (Note 2)                                           1,025
   Miscellaneous                                                    1,369
   Fees waived or borne by Manager (Note 2)                       (37,092)
                                                              -----------
      Net expenses                                                     --
                                                              -----------
            Net investment income                               1,902,518
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (6,003,884)
      Realized gain distributions from investment company
      shares                                                    1,609,100
                                                              -----------

         Net realized loss                                     (4,394,784)

   Change in net unrealized appreciation (depreciation) on
    investments                                                22,936,622
                                                              -----------

      Net realized and unrealized gain                         18,541,838
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $20,444,356
                                                              ===========

              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  1,902,518       $  1,656,149
   Net realized gain (loss)                                  (4,394,784)         1,219,443
   Change in net unrealized appreciation (depreciation)      22,936,622        (10,858,440)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               20,444,356         (7,982,848)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (624,175)        (1,656,149)
                                                           ------------       ------------
      Total distributions from net investment income           (624,175)        (1,656,149)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                      --         (2,114,210)
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                        --         (2,114,210)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (2,308,096)        (4,795,515)
                                                           ------------       ------------
      Total distributions from net realized gains            (2,308,096)        (4,795,515)
                                                           ------------       ------------
                                                             (2,932,271)        (8,565,874)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (31,626,405)        20,834,383
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (31,626,405)        20,834,383
                                                           ------------       ------------
      Total increase (decrease) in net assets               (14,114,320)         4,285,661
NET ASSETS:
   Beginning of period                                       90,161,168         85,875,507
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $2,339,736 and $0,
    respectively)                                          $ 76,046,848       $ 90,161,168
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------
                                                2000     1999     1998      1997*
                                               -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  8.28  $ 10.18  $ 10.41   $ 10.00
                                               -------  -------  -------   -------

Income from investment operations:
   Net investment income(a)                       0.22+    0.19+    0.33+     0.10
   Net realized and unrealized gain (loss)        1.73    (1.01)    0.31      0.41
                                               -------  -------  -------   -------

      Total from investment operations            1.95    (0.82)    0.64      0.51
                                               -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income                    (0.08)   (0.19)   (0.29)    (0.07)
   In excess of net investment income               --    (0.31)      --(b)       --
   From net realized gains                       (0.28)   (0.58)   (0.58)    (0.03)
                                               -------  -------  -------   -------

      Total distributions                        (0.36)   (1.08)   (0.87)    (0.10)
                                               -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD                 $  9.87  $  8.28  $ 10.18   $ 10.41
                                               =======  =======  =======   =======
TOTAL RETURN(c)                                  23.58%   (8.77)%    6.73%     5.11%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $76,047  $90,161  $85,876   $30,459
   Net expenses to average daily net
     assets(d)                                    0.00%    0.00%    0.00%     0.01%**
   Net investment income to average daily net
     assets(a)                                    2.24%    2.06%    3.13%     3.60%**
   Portfolio turnover rate                           8%      36%      16%        0%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:                   --(e) $  0.01 $  0.01  $  0.01

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)  The per share distribution in excess of net investment income was $0.001.
(c) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 1.
(e) Fees and expenses waived or borne by the Manager were less than $0.01 per share.
*    Period from October 11, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Equity Allocation Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO EAFE Extended benchmark through investment to varying extents in other Funds of the Trust. The Fund will pursue its objective by investing in Class III shares of international equity and fixed income funds of the Trust.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions received from underlying funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $1,061,393        $ (1,224,974)       $163,581

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .80% of the amount invested. In the case of cash redemptions, the fee is .11% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $6,311 in purchase premiums and $38,774 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2000 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $1,025. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $6,850,792 and $37,901,457, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $72,959,021       $5,443,184       $(2,347,256)      $3,095,928

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 58.4% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                            February 29, 2000         February 28, 1999
                                                        -------------------------  -----------------------
                                                          Shares        Amount       Shares      Amount
         Class III:                                     -----------  ------------  ----------  -----------
         Shares sold                                         78,119  $    788,869   4,350,530  $37,996,130
         Shares issued to shareholders
           in reinvestment of distributions                 286,054     2,864,228     770,742    7,138,503
         Shares repurchased                              (3,552,188)  (35,279,502) (2,665,394) (24,300,250)
                                                        -----------  ------------  ----------  -----------
         Net increase (decrease)                         (3,188,015) $(31,626,405)  2,455,878  $20,834,383
                                                        ===========  ============  ==========  ===========

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 78.6% of the distributions as net capital gain dividends.

      At February 29, 2000 the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

                              Year of Expiration                         Amount
         ------------------------------------------------------------  ----------
                                     2008                              $4,407,565

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for eight years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Equity Allocation Fund returned 23.6% for the twelve months ended February 29, 2000. The Fund's benchmark, the GMO EAFE Extended + Index, returned 26.6%.

During fiscal 1999, the Fund's performance lagged the benchmark by 3%. This was basically due to a tug-of-war between the strong performance of emerging markets and strong implementation in the emerging funds, and very weak implementation in international developed equities and the drag of a fixed income allocation.

The International Core Fund (the Fund's largest holding) returned 8%, underperforming its index by 17%. This was due to stock selection, and in particular to the Fund's tilt towards value. Because of the opportunities represented by the wide dispersion in price-to-book ratios, the Fund is heavily concentrated in the cheaper stocks on price-to-book. The Fund is 50% invested in the cheapest 25% of stocks within the EAFE universe and 90% within the cheapest half. Those groups underperformed EAFE by -14.5% and -9.3% respectively for the fiscal year. The Fund was further hurt by its emphasis on smaller capitalization stocks, which underperformed significantly even after accounting for their overlap with value. Small stocks within EAFE underperformed by -17%, and small value stocks underperformed by -30%.

Value stocks did very poorly whether defined on the basis of book, earnings, sales or dividend yield, which shows that the Fund's underperformance is not a consequence of focussing on price-to-book as a valuation measure. The Fund's more sophisticated value models, which make further adjustments to credit companies for growth and financial quality, fared equally poorly. In this overheated environment, reasonable adjustments did not suffice to make the most expensive price-to-book stocks look attractive.

Much of the size and value underperformance was driven by telecommunications and technology stocks. Of that, over 7% of negative attribution is due to just five large capitalization stocks that doubled or tripled in price from expensive starting levels.

The Fund was overweight 10% in fixed income, with allocations to international and emerging bonds along with U.S. fixed income. The drag on the portfolio due to the fixed income overweight was substantially offset by the extremely strong performance (+46%) of emerging debt within the fixed income portfolio.

OUTLOOK

Based on a careful analysis of current company fundamentals and valuation, GMO has decided to retain its substantial overweights in value stocks and small companies in order to benefit from the inevitable rebound. While the growth oriented bull market of the last few years has been a difficult period for the International

GMO INTERNATIONAL EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Core Fund, it leaves us at a moment of great opportunity. For value investors it is always darkest before the dawn. Markets overshoot fair value, and it is difficult to call the turning points. Yet the greater the overshoot past fair value, the more certain is the eventual rebound, and greater is the reward to those that participate.

Despite the strong performance of emerging equity in 1999, we are also maintaining our overweight here. Emerging equities are still very cheap relative to the developed markets, and the recovery process from the crises of 1997-98 still has more room to go.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

         COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     GMO INTERNATIONAL EQUITY ALLOCATION FUND CLASS III SHARES AND THE
               MSCI ALL COUNTRY WORLD EX-U.S. INDEX
                       AS OF FEBRUARY 29, 2000


Average Annual Total Returns
Inception                 10/11/96
1yr           5yr         10yr (ITD)
22.46         N/A         6.9

                                [GRAPH]

Date                          GMO International Equity Allocation Fund-III     MSCI AC World ex US     GMO EAFE Extended +
     10/11/96                                       9920                              10000                   10000
     12/31/96                                      10186                              10254                   10317
      3/31/97                                      10306                              10246                   10435
      6/30/97                                      11198                              11575                   11627
      9/30/97                                      11486                              11461                   11719
     12/31/97                                      10363                              10430                   10853
      3/31/98                                      11774                              11858                   12470
      6/30/98                                      10932                              11648                   12412
      9/30/98                                       9192                               9890                   10590
     12/31/98                                      10570                              11901                   12672
      3/31/99                                      10668                              12211                   12787
      6/30/99                                      12249                              12845                   13246
      9/30/99                                      12222                              13264                   13722
     12/31/99                                      13399                              15685                   16145
      2/29/00                                      12533                              15286                   15585


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 80 bp on the purchase and 11 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTRINSIC VALUE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Intrinsic Value Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from August 2, 1999 (commencement of operations) through February 29, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 96.9%
               AEROSPACE -- 0.7%
        1,900  Cordant Technologies Inc                                       61,512
        4,300  Goodrich (BF) Co                                              102,931
        2,800  Northrop Grumman Corp                                         127,225
                                                                        ------------
                                                                             291,668
                                                                        ------------
               AUTOMOTIVE -- 7.7%
        4,600  Autonation Inc*                                                34,787
        3,600  Cooper Tire & Rubber Co                                        38,925
       15,800  Ford Motor Co                                                 657,675
       25,800  General Motors Corp                                         1,962,412
          700  General Motors Corp, Class H*                                  84,350
        2,600  Genuine Parts Co                                               58,662
        2,900  Goodyear Tire & Rubber Co                                      65,794
        2,500  Meritor Automotive Inc                                         35,000
          800  Paccar Inc                                                     34,450
          800  Tenneco Automotive Inc                                          5,900
                                                                        ------------
                                                                           2,977,955
                                                                        ------------
               BANKING AND FINANCIAL SERVICES -- 13.1%
        3,300  Astoria Financial Corp                                         78,581
        2,000  Bancwest Corp                                                  30,375
        6,900  Bank of America Corp                                          317,831
       13,700  Bank One Corp                                                 353,631
        7,980  Bear Stearns Cos Inc                                          313,215
        6,700  Chase Manhattan Corp                                          533,487
          700  Commercial Federal Corp                                         9,056
        5,200  Countrywide Credit Industries Inc                             129,675
          200  Donaldson Lufkin & Jenrette                                     8,687
        4,600  Edwards (AG) Inc                                              145,762
        5,800  Fannie Mae                                                    307,400
          300  Financial Security Assurance Holdings Ltd                      13,500
        8,500  First Union Corp                                              250,750
          500  Fleet Boston Financial Corp                                    13,625
        7,300  Franklin Resources Inc                                        198,469
        8,100  Golden West Financial Corp                                    230,850
        5,300  Greenpoint Financial Corp                                      84,469
        1,400  Heller Financial Inc                                           26,337
        6,700  J.P. Morgan & Co Inc                                          743,700

              See accompanying notes to the financial statements.              1

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
        5,400  Key Corp                                                       91,462
        6,400  Lehman Brothers Holding Inc                                   464,000
          500  Leucadia National Corp                                         10,687
        3,900  MGIC Investment Corp                                          145,762
        4,500  Pacific Century Financial Corp                                 68,344
        3,250  PMI Group Inc                                                 118,016
        6,400  Rowe (T) Price & Associates Inc                               210,800
        8,700  Sovereign Bancorp Inc                                          63,075
        1,800  UnionBanCal Corp                                               57,825
        1,600  Washington Mutual Inc                                          35,400
                                                                        ------------
                                                                           5,054,771
                                                                        ------------
               CHEMICALS -- 0.8%
        4,000  Engelhard Corp                                                 54,500
        5,200  IMC Global Inc                                                 70,200
        3,200  Millenium Chemicals Inc                                        44,800
        1,800  PPG Industries Inc                                             88,875
        1,000  Praxair Inc                                                    33,750
                                                                        ------------
                                                                             292,125
                                                                        ------------
               COMPUTER AND OFFICE EQUIPMENT -- 3.6%
        3,700  Advanced Micro Devices Inc*                                   144,762
       14,600  Oracle Corp*                                                1,084,050
        3,000  Reynolds & Reynolds Inc, Class A                               82,875
        4,100  Silicon Graphics Inc*                                          40,231
        1,400  Sterling Software Inc*                                         50,225
                                                                        ------------
                                                                           1,402,143
                                                                        ------------
               CONSTRUCTION -- 0.1%
        1,500  Georgia-Pacific Corp                                           52,031
                                                                        ------------
               CONSUMER GOODS -- 2.0%
          200  Eastman Kodak Co                                               11,462
        2,800  Fastenal Co                                                   123,725
        4,500  Fortune Brands Inc                                             98,437
        1,600  Hon Industries Inc                                             29,500
        6,700  Jones Apparel Group Inc*                                      151,587
        3,500  Lancaster Colony Corp                                         104,125
        2,600  Liz Claiborne Inc                                              97,337

2             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER GOODS -- CONTINUED
        1,400  Polo Ralph Lauren Corp*                                        23,450
        1,000  Steelcase Inc                                                  12,250
        2,800  US Industries Inc                                              32,025
        1,100  VF Corp                                                        27,156
        4,400  Warnaco Group Inc, Class A                                     47,850
                                                                        ------------
                                                                             758,904
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 2.8%
       10,800  American Power Conversion Corp*                               366,525
        3,200  Andrew Corp*                                                   79,200
        4,500  Arrow Electronics Inc*                                        136,125
        4,200  Emerson Electric Co                                           191,362
        2,000  Harris Corp                                                    63,750
        1,500  Hubbell Inc, Class B                                           36,469
          500  Litton Industries*                                             14,969
        9,600  Raytheon Co, Class B                                          177,600
                                                                        ------------
                                                                           1,066,000
                                                                        ------------
               FOOD AND BEVERAGE -- 3.8%
       17,115  Archer Daniels Midland Co                                     172,220
        4,800  IBP Inc                                                        60,000
       16,700  Nabisco Group Holdings                                        144,037
       17,100  Seagrams Co Ltd                                             1,004,625
        1,600  Unilever NV                                                    72,800
                                                                        ------------
                                                                           1,453,682
                                                                        ------------
               HEALTH CARE -- 0.7%
        3,500  Columbia HCA Healthcare Corp                                   67,594
          900  Dentsply International Inc                                     23,062
          900  First Health Group Corp*                                       21,712
       21,300  Healthsouth Corp*                                             103,837
          800  Trigon Healthcare Inc*                                         25,550
          600  United Healthcare Corp                                         30,675
                                                                        ------------
                                                                             272,430
                                                                        ------------
               INSURANCE -- 8.4%
        8,000  Aetna Life and Casualty Co                                    329,000
          100  Alleghany Corp*                                                18,594

              See accompanying notes to the financial statements.              3

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
        2,700  Allmerica Financial Corp                                      112,725
       14,700  Allstate Corp                                                 286,650
          200  AMBAC Inc                                                       8,787
          900  American Financial Group Inc                                   18,900
          200  American General Corp                                          10,437
        1,200  American National Insurance Co                                 70,200
        2,700  Chubb Corp                                                    132,806
        3,300  Cigna Corp                                                    243,581
        6,200  Cincinnati Financial Corp                                     185,225
        1,800  CNA Financial Corp*                                            48,600
       13,500  Conseco Inc                                                   197,437
        1,700  Everest Re Group Ltd                                           41,756
        9,200  Foundation Health Systems Inc, Class A*                        76,475
        1,200  Fremont General Corp                                            8,700
        3,500  Hartford Financial Services Group Inc                         109,375
        4,900  Humana Inc*                                                    33,381
        5,000  Lincoln National Corp                                         139,062
        5,500  Loews Corp                                                    244,750
        1,800  MBIA Inc                                                       69,075
        1,300  Mercury General Corp                                           29,494
        5,400  Old Republic International Corp                                63,112
        6,400  Safeco Corp                                                   134,400
       10,000  Saint Paul Cos Inc                                            223,750
        4,700  Torchmark Corp                                                 93,119
          800  Transatlantic Holding Inc                                      56,350
        5,700  Travelers Property Casualty Corp, Class A                     180,262
        2,800  Unitrin Inc                                                    95,025
                                                                        ------------
                                                                           3,261,028
                                                                        ------------
               MACHINERY -- 2.0%
        3,500  Cooper Cameron Corp*                                          193,375
        1,600  Cummins Engine Inc                                             53,300
       10,200  Deere and Co                                                  364,650
        2,400  FMC Corp*                                                     115,950
          900  R&B Falcon Corp*                                               13,894
        1,100  York International Corp                                        19,937
                                                                        ------------
                                                                             761,106
                                                                        ------------

              See accompanying notes to the financial statements.
4

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MANUFACTURING -- 1.7%
          400  Blyth Industries Inc*                                           8,975
        5,400  Clayton Homes Inc                                              43,875
        4,000  Crane Co                                                       79,500
        4,600  International Game Technology*                                 81,937
        2,100  Minnesota Mining and Manufacturing Co                         185,062
        2,800  Rockwell International Corp                                   126,700
        2,500  Temple Inland Inc                                             127,812
                                                                        ------------
                                                                             653,861
                                                                        ------------
               METALS AND MINING -- 1.7%
        9,100  Alcan Aluminum Ltd                                            300,300
        3,749  Phelps Dodge Corp                                             176,672
        3,100  Reynolds Metals Co                                            196,850
                                                                        ------------
                                                                             673,822
                                                                        ------------
               OIL AND GAS -- 3.3%
        4,700  Amerada Hess Corp                                             237,644
        4,600  Apache Corp                                                   167,900
        1,000  BJ Services Co*                                                57,062
        4,600  Diamond Offshore Drilling Inc                                 146,050
        2,200  Ensco International Inc                                        66,550
          300  Kerr-McGee Corp                                                13,425
        3,500  Kinder Morgan Inc                                              97,562
        2,000  Nabors Industries Inc*                                         71,750
        1,400  Pioneer Natural Resources Co*                                  11,637
        1,700  Questar Corp                                                   23,694
        1,500  Rowan Cos Inc*                                                 37,688
        5,900  Tidewater Inc                                                 167,044
        3,200  Transocean Sedco Forex Inc                                    126,200
        1,600  USX - Marathon Group                                           34,600
                                                                        ------------
                                                                           1,258,806
                                                                        ------------
               PAPER AND ALLIED PRODUCTS -- 2.9%
        2,100  Boise Cascade Corp                                             62,606
        1,000  Bowater Inc                                                    49,188
        4,200  Champion International Corp                                   217,350
          500  Consolidated Papers Inc                                        18,969
        3,700  Ikon Office Solutions Inc                                      25,900
       13,200  International Paper Co                                        485,925

              See accompanying notes to the financial statements.              5

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PAPER AND ALLIED PRODUCTS -- CONTINUED
        2,900  Louisiana Pacific Corp                                         34,256
        4,300  Mead Corp                                                     128,731
        3,400  Westvaco Corp                                                  93,713
                                                                        ------------
                                                                           1,116,638
                                                                        ------------
               PHARMACEUTICALS -- 4.1%
       15,400  Abbott Laboratories                                           504,350
       10,900  Amgen Inc*                                                    743,244
        5,700  Bristol Myers Squibb Co                                       323,831
          200  ICN Pharmaceuticals Inc                                         3,975
          800  Nu Skin Enterprises Inc*                                        7,150
                                                                        ------------
                                                                           1,582,550
                                                                        ------------
               PRIMARY MATERIALS -- 0.2%
          400  Carlisle Cos Inc                                               13,250
        5,500  Crown Cork & Seal Inc                                          77,000
                                                                        ------------
                                                                              90,250
                                                                        ------------
               PRIMARY PROCESSING -- 1.0%
        1,100  Howmet International Inc*                                      20,144
        4,200  Nucor Corp                                                    208,688
        7,000  USX-US Steel Group Inc                                        153,125
                                                                        ------------
                                                                             381,957
                                                                        ------------
               PRINTING AND PUBLISHING -- 0.3%
        2,400  TV Guide Inc, Class A*                                        113,100
                                                                        ------------
               REAL ESTATE -- 1.7%
        1,400  AMB Property Corp, REIT                                        28,263
        2,200  Archstone Communities Trust, REIT                              43,038
        2,400  Arden Realty Group Inc, REIT                                   49,950
        1,600  Avalonbay Communities Inc, REIT                                54,000
        1,700  CarrAmerica Realty Corp, REIT                                  36,125
        2,300  Cornerstone Properties Inc, REIT                               38,813
        2,700  Crescent Real Estate Equities, REIT                            46,069
        1,300  Duke Realty Investments, REIT                                  23,888
        3,300  Equity Office Properties Trust, REIT                           78,994
        1,000  Equity Residential Properties Trust, REIT                      39,938

6             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REAL ESTATE -- CONTINUED
        2,200  Highwood Properties Inc, REIT                                  46,063
        5,100  HRPT Properties Trust, REIT                                    40,800
          600  Liberty Property Trust, REIT                                   13,613
        1,200  Mack-Cali Realty Corp, REIT                                    28,500
        6,900  Meditrust Corp, REIT                                           19,406
          400  Post Properties Inc, REIT                                      15,050
        1,700  Public Storage Inc, REIT                                       37,506
                                                                        ------------
                                                                             640,016
                                                                        ------------
               REFINING -- 1.0%
        3,500  Ashland Inc                                                   108,938
          200  Murphy Oil Corp                                                10,125
        2,500  Sunoco Inc                                                     61,719
        4,100  Tosco Corp                                                    109,675
        5,400  Ultramar Diamond Shamrock Corp                                117,113
                                                                        ------------
                                                                             407,570
                                                                        ------------
               RETAIL TRADE -- 3.7%
        2,689  Albertsons Inc                                                 65,881
        7,100  Autozone Inc*                                                 174,394
        4,500  Bed, Bath & Beyond Inc*                                       127,688
        5,000  Dillard's Inc                                                  86,875
        9,900  Federated Department Stores Inc*                              363,206
       20,400  Kmart Corp*                                                   179,775
        1,200  Neiman Marcus Group Inc, Class A*                              25,575
        1,600  Outback Steakhouse Inc*                                        41,800
        1,000  Payless ShoeSource Inc*                                        39,500
        1,500  Penney (JC) Co Inc                                             23,625
        6,100  Ross Stores Inc                                                88,450
          400  Sears Roebuck & Co                                             11,025
       13,500  Toys R Us Inc*                                                167,063
        3,600  Venator Group Inc*                                             20,475
                                                                        ------------
                                                                           1,415,332
                                                                        ------------
               SERVICES -- 0.8%
          300  BHC Communications Inc, Class A                                47,850
          900  Chris Craft Industries Inc*                                    59,231
        2,600  Fluor Corp                                                     73,938
          600  Harrahs Entertainment Inc*                                     11,475

              See accompanying notes to the financial statements.              7

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SERVICES -- CONTINUED
        3,900  Mandalay Resort Group*                                         54,844
          100  Manpower Inc                                                    3,269
        1,200  Modis Professional Services Inc*                               18,900
        1,300  Premier Parks Inc*                                             26,325
                                                                        ------------
                                                                             295,832
                                                                        ------------
               TECHNOLOGY -- 3.7%
          400  Adobe Systems Inc                                              40,800
        2,700  Autodesk Inc                                                  120,656
        1,000  Avnet Inc                                                      66,875
        7,500  BMC Software Inc*                                             345,000
        2,100  Gartner Group Inc, Class A                                     30,056
       10,500  Honeywell International Inc                                   505,313
          500  Intel Corp                                                     56,500
        3,600  Seagate Technology Corp*                                      179,550
        6,600  Thermo Electron Corp*                                         103,125
                                                                        ------------
                                                                           1,447,875
                                                                        ------------
               TELECOMMUNICATIONS -- 8.6%
        5,800  AT & T Corp                                                   286,738
       11,000  AT & T Liberty Media Group*                                   574,750
        1,400  Bell Atlantic Corp                                             68,513
        2,000  Bellsouth Corp                                                 81,500
       13,500  GTE Corp                                                      796,500
        1,200  MediaOne Group Inc*                                            94,200
        1,700  PanAmSat Corp*                                                 82,981
        3,853  SBC Communications Inc                                        146,414
          800  Sprint Corp                                                    48,800
        3,100  Telephone and Data Systems Inc                                327,050
        1,700  United States Cellular Corp*                                  113,794
       12,900  Viacom Inc, Class B*                                          719,175
                                                                        ------------
                                                                           3,340,415
                                                                        ------------
               TOBACCO -- 1.0%
       19,200  Philip Morris Cos Inc                                         385,200
                                                                        ------------
               TRANSPORTATION -- 4.1%
        7,100  AMR Corp*                                                     375,413
        2,700  Brunswick Corp                                                 47,756

8             See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TRANSPORTATION -- CONTINUED
       19,500  Burlington Northern Santa Fe Railroad Co                      383,906
        1,000  Continental Airlines Inc, Class B*                             31,625
        6,500  CSX Corp                                                      144,219
          700  Delta Air Lines Inc                                            31,938
          400  Norfolk Southern Corp                                           5,425
        2,700  UAL Corp*                                                     131,625
       11,500  Union Pacific Corp                                            437,000
                                                                        ------------
                                                                           1,588,907
                                                                        ------------
               UTILITIES -- 11.4%
          800  Allegheny Energy Inc                                           20,750
        1,100  Alliant Energy Corp                                            30,938
        2,300  Ameren Corp                                                    69,000
        2,200  American Electric Power Inc                                    61,875
        6,800  Central & South West Corp                                     114,325
        8,600  Citizens Utilities, Class B*                                  131,150
        2,300  Connectiv Inc                                                  32,775
        3,900  Consolidated Edison Inc                                       107,494
        5,000  Constellation Energy Group Inc                                148,750
        8,200  Dominion Resources Inc                                        300,838
        4,500  DTE Energy Co                                                 135,844
          700  Dynegy Inc                                                     32,813
       11,000  Edison International                                          289,438
        4,300  El Paso Energy Corp                                           159,369
        1,500  Energy East Corp                                               31,500
        9,000  Entergy Corp                                                  182,250
        7,800  Firstenergy Corp                                              145,763
        4,700  General Public Utilities Inc                                  116,913
        3,200  Keyspan Corp                                                   65,200
        1,300  Kinder Morgan Energy Partners                                  51,350
          500  New England Electric System                                    27,000
        8,700  Niagara Mohawk Holdings Inc*                                  102,225
        6,900  Northeast Utilities                                           129,806
        3,800  Northern States Power Co                                       66,738
       13,600  PG & E Corp                                                   280,500
        2,600  Pinnacle West Capital Corp                                     71,825
        3,400  Potomac Electric Power Co                                      69,063
        5,000  Public Service Enterprise Group Inc                           145,000
          600  Puget Sound Power and Light Co                                 12,188
        3,300  Reliant Energy Inc                                             67,856
        1,500  SCANA Corp                                                     35,719

              See accompanying notes to the financial statements.              9

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       14,800  Southern Co                                                   328,375
       14,100  Texas Utilities Co                                            460,013
        7,300  Unicom Corp                                                   276,031
        3,000  Western Resources Inc                                          46,313
        3,100  Wisconsin Energy Corp                                          54,831
                                                                        ------------
                                                                           4,401,818
                                                                        ------------

               TOTAL COMMON STOCKS (COST $44,085,685)                     37,437,792
                                                                        ------------

PAR VALUE ($)
--------------
                SHORT-TERM INVESTMENTS -- 7.8%
                CASH EQUIVALENTS -- 4.8%
$   1,525,870   BankBoston Eurodollar Time Deposit, 6.1175%, due
                  4/28/00(a)                                                1,525,870
$     141,371   First Union National Bank Time Deposit, 5.8125%, due
                  3/01/00(a)                                                  141,371
$     212,059   Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)       212,059
                                                                         ------------
                                                                            1,879,300
                                                                         ------------
                U.S. GOVERNMENT -- 0.3%
$     125,000   U.S. Treasury Bill, 5.689%, due 6/29/00(b)                    122,662
                                                                         ------------
                REPURCHASE AGREEMENT -- 2.7%
$   1,030,813   Salomon Smith Barney Inc. Repurchase Agreement, dated
                2/29/00, due 3/1/00, with a maturity value of
                $1,030,955 and an effective yield of 4.95%,
                collateralized by a U.S. Treasury Obligation with a
                rate of 8.125%, maturity date of 8/15/19 and market
                value, including accrued interest, of $1,051,429.           1,030,813
                                                                         ------------

                TOTAL SHORT-TERM INVESTMENTS (COST $3,032,838)              3,032,775
                                                                         ------------
                TOTAL INVESTMENTS -- 104.7%
                (Cost $47,118,523)                                         40,470,567

                Other Assets and Liabilities (net) -- (4.7%)               (1,820,679)
                                                                         ------------
                TOTAL NET ASSETS -- 100.0%                               $ 38,649,888
                                                                         ============

              See accompanying notes to the financial statements.
10

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

                NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) Security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.             11

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $47,118,523) (Note 1)          $40,470,567
   Dividends and interest receivable                               96,349
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                12,150
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              2,603
                                                              -----------

      Total assets                                             40,581,669
                                                              -----------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            1,879,300
   Payable to affiliate for (Note 2):
      Management fee                                               10,346
      Shareholder service fee                                       4,703
   Accrued expenses                                                37,432
                                                              -----------

      Total liabilities                                         1,931,781
                                                              -----------
NET ASSETS                                                    $38,649,888
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $44,937,664
   Accumulated undistributed net investment income                108,358
   Accumulated net realized gain                                  277,663
   Net unrealized depreciation                                 (6,673,797)
                                                              -----------
                                                              $38,649,888
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $38,649,888
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    4,396,330
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.79
                                                              ===========

12            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- PERIOD FROM AUGUST 2, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $1,696)             $   517,844
   Interest (including securities lending income of $1,874)        40,925
                                                              -----------

         Total income                                             558,769
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                         76,163
   Audit fees                                                      38,918
   Custodian and transfer agent fees                               15,659
   Registration fees                                                    6
   Legal fees                                                         476
   Trustees fees (Note 2)                                             341
   Miscellaneous                                                    2,518
   Fees waived or borne by Manager (Note 2)                       (57,918)
                                                              -----------
                                                                   76,163
   Shareholder service fee (Note 2)
      Class III                                                    34,620
                                                              -----------
      Net expenses                                                110,783
                                                              -----------

         Net investment income                                    447,986
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 278,757
      Closed futures contracts                                     (4,880)
                                                              -----------

         Net realized gain                                        273,877
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (5,480,544)
      Open futures contracts                                      (25,841)
                                                              -----------

         Net unrealized loss                                   (5,506,385)
                                                              -----------

      Net realized and unrealized loss                         (5,232,508)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,784,522)
                                                              ===========

 .

              See accompanying notes to the financial statements.             13

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               PERIOD FROM AUGUST 2, 1999
                                                              (COMMENCEMENT OF OPERATIONS)
                                                               THROUGH FEBRUARY 29, 2000
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                              $   447,986
   Net realized gain                                                      273,877
   Change in net unrealized appreciation (depreciation)                (5,506,385)
                                                                      -----------

   Net decrease in net assets from operations                          (4,784,522)
                                                                      -----------
Distributions to shareholders from:
   Net investment income
      Class III                                                          (335,842)
                                                                      -----------
      Total distributions from net investment income                     (335,842)
                                                                      -----------
   Net share transactions: (Note 5)
      Class III                                                        43,770,252
                                                                      -----------
   Increase in net assets resulting from net share
    transactions                                                       43,770,252
                                                                      -----------

      Total increase in net assets                                     38,649,888
NET ASSETS:
   Beginning of period                                                         --
                                                                      -----------
   End of period (including accumulated undistributed net
    investment income of $108,358)                                    $38,649,888
                                                                      ===========

14            See accompanying notes to the financial statements.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                  AUGUST 2, 1999
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 29, 2000
                                                              ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 10.00
                                                                     -------

Income from investment operations:
   Net investment income                                                0.11+
   Net realized and unrealized loss                                    (1.24)
                                                                     -------

      Total from investment operations                                 (1.13)
                                                                     -------

Less distributions to shareholders:
   From net investment income                                          (0.08)
                                                                     -------

      Total distributions                                              (0.08)
                                                                     -------
NET ASSET VALUE, END OF PERIOD                                       $  8.79
                                                                     =======
TOTAL RETURN(a)                                                       (11.36)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                 $38,650
   Net expenses to average daily net assets                             0.48%*
   Net investment income to average daily net assets                    1.94%*
   Portfolio turnover rate                                                26%
   Fees and expenses voluntarily waived or borne by the
     Manager consisted of the following per share amounts:           $  0.01

(a) Calculation excludes purchase premiums. The total return would have been lower had certain expenses not been waived during the period shown.
*    Annualized.
+    Computed using average shares throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.             15

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Intrinsic Value Fund (the "Fund"), which commenced operations on August 2, 1999, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 25, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth through investment in equity securities. The Funds benchmark is the Russell 1000 Value Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $1,818,444 collateralized by cash in the amount of $1,879,300 which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000 the Fund had no open swap contracts.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions from REIT securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $(3,786)           $3,786           $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .14% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the period ended February 29, 2000, the Fund received $5,591 in purchase premiums. There is no premium for redemptions, reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the period ended February 29, 2000 was $341. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 29, 2000, aggregated $53,681,177 and $9,874,250, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $47,179,118       $2,801,739       $(9,510,290)     $(6,708,551)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 90.5% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder could have a material effect.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         Period from August 2, 1999
                                                        (commencement of operations)
                                                         through February 29, 2000
                                                        ----------------------------
                                                           Shares         Amount
         Class III:                                     -------------  -------------
         Shares sold                                        4,395,372  $  43,761,197
         Shares issued to shareholders
           in reinvestment of distributions                       958          9,055
         Shares repurchased                                        --             --
                                                        -------------  -------------
         Net increase                                       4,396,330  $  43,770,252
                                                        =============  =============

      The Fund was formed with an initial tax-free contribution of securities-in-kind, which had a historical cost of $36,907,073 and unrealized depreciation of $1,167,412 on the date of contribution.

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

                      Number of
                      Contracts                                   Type
         -----------------------------------  ---------------------------------------------

                        Buys
                          2                   S&P 500

                      Number of                                                     Contract  Net Unrealized
                      Contracts                     Expiration Date                  Value     Depreciation
         --------------------------  ---------------------------------------------  --------  --------------
                        Buys
                          2          March 2000                                     $686,000     $(25,841)
                                                                                                 ========

      At February 29, 2000 the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO INTRINSIC VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Intrinsic Value Fund returned -11.4% for the fiscal year ended February 29, 2000 (since the Fund's August 2, 1999 inception) as compared to 3.6% for the S&P 500 and -12.3% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

For the fiscal year, U.S. market returns were dominated by technology and telecommunications stocks. Value stocks across all market capitalization bands underperformed growth stocks. Sector selection detracted modestly from performance. The Fund's overweight in auto/transportation, electric utilities and materials/ processing stocks detracted -120 basis points from relative performance in aggregate. This positioning offset positive contributions from the Fund's overweight in technology stocks coupled with the underweight in financial services stocks, which added 90 basis points to performance in aggregate.

The Fund's outperformance relative to the benchmark for the fiscal year was attributable to strong stock selection. Selection was particularly strong in technology, pharmaceutical, consumer staple (beverage) and auto/transportation stocks. Selection in these stocks contributed over 250 basis points in aggregate. Strong selection offset weak selection among financial services, electric utilities and consumer discretionary stocks.

OUTLOOK

Value stocks are significantly undervalued compared to growth stocks. The spread of value stocks relative to growth stocks is at its widest level since the early 1970's. The Fund is overweight in both auto/transportation stocks and electric utilities, reflecting our preference for value stocks. We are gradually reducing our exposure to technology stocks. While earlier in 1999 many of these stocks were attractive to our intrinsic value methodology, most technology stocks have now appreciated to a point where they are now expensive on this measure.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     GMO INTRINSIC VALUE FUND CLASS III SHARES AND THE RUSSELL 1000 VALUE INDEX
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                   8/2/99
1yr           5yr           10yr (ITD)
N/A           N/A           -11.48

                                     [GRAPH]

Date                          GMO Intrinsic Value Fund-III           Russell 1000 Value
       8/2/99                             9986                             10000
      9/30/99                             9277                              9287
     12/31/99                             9919                              9792
      2/29/00                             8852                              8769

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 14 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO WORLD EQUITY ALLOCATION FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Equity Allocation Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
       15,852  GMO Currency Hedged International Core Fund                    159,159
       67,686  GMO Emerging Country Debt Fund                                 591,574
       91,237  GMO Emerging Markets Fund                                    1,018,200
      109,045  GMO Evolving Countries Fund                                  1,244,199
       15,715  GMO Growth Fund                                                 77,791
       44,590  GMO Inflation Indexed Bond Fund                                433,411
       21,471  GMO International Bond Fund                                    197,317
      161,642  GMO International Core Fund                                  3,379,926
       17,513  GMO International Small Companies Fund                         202,102
       65,080  GMO REIT Fund                                                  537,561
       23,651  GMO Small Cap Growth Fund                                      398,985
       40,723  GMO Small Cap Value Fund                                       505,367
       25,623  GMO U.S. Bond/Global Alpha A Fund                              247,001
       97,019  GMO U.S. Core Fund                                           1,613,431
       28,422  GMO Value Fund                                                 226,807
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $10,614,210)                       10,832,831
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.1%
               REPURCHASE AGREEMENT -- 0.1%
$      12,419  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of $12,421
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19 and market value, including
               accrued interest, of $12,668.                                   12,419
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $12,419)                     12,419
                                                                        -------------
               TOTAL INVESTMENTS -- 100.1%
               (Cost $10,626,629)                                          10,845,250

               Other Assets and Liabilities (net) -- (0.1%)                   (11,121)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  10,834,129
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $10,626,629) (Note 1)          $10,845,250
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              2,538
                                                              -----------
      Total assets                                             10,847,788
                                                              -----------

LIABILITIES:
   Accrued expenses                                                13,659
                                                              -----------
      Total liabilities                                            13,659
                                                              -----------
NET ASSETS                                                    $10,834,129
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $15,960,806
   Accumulated undistributed net investment income                432,639
   Accumulated net realized loss                               (5,777,937)
   Net unrealized appreciation                                    218,621
                                                              -----------
                                                              $10,834,129
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $10,834,129
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    1,209,140
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      8.96
                                                              ===========

2             See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  271,970
   Interest                                                          619
                                                              ----------
      Total income                                               272,589
                                                              ----------
EXPENSES:
   Audit fees                                                     17,924
   Custodian and transfer agent fees                               2,187
   Registration fees                                               1,989
   Legal fees                                                        279
   Trustees fees (Note 2)                                            130
   Miscellaneous                                                     825
   Fees waived or borne by Manager (Note 2)                      (23,334)
                                                              ----------
      Net expenses                                                    --
                                                              ----------
            Net investment income                                272,589
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (5,627,815)
      Realized gain distributions from investment company
      shares                                                     559,160
                                                              ----------

         Net realized loss                                    (5,068,655)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                7,580,313
                                                              ----------

   Net realized and unrealized gain                            2,511,658
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,784,247
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   272,589       $    885,699
   Net realized gain (loss)                                  (5,068,655)         1,737,055
   Change in net unrealized appreciation (depreciation)       7,580,313         (5,741,678)
                                                            -----------       ------------
   Net increase (decrease) in net assets from
    operations                                                2,784,247         (3,118,924)
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                      --           (885,699)
                                                            -----------       ------------
      Total distributions from net investment income                 --           (885,699)
                                                            -----------       ------------
   In excess of net investment income
      Class III                                                      --         (1,377,961)
                                                            -----------       ------------
      Total distributions in excess of net investment
       income                                                        --         (1,377,961)
                                                            -----------       ------------
   Net realized gains
      Class III                                              (1,505,715)        (3,441,070)
                                                            -----------       ------------
      Total distributions from net realized gains            (1,505,715)        (3,441,070)
                                                            -----------       ------------
                                                             (1,505,715)        (5,704,730)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                             (20,026,209)       (12,546,195)
                                                            -----------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (20,026,209)       (12,546,195)
                                                            -----------       ------------
      Total decrease in net assets                          (18,747,677)       (21,369,849)
NET ASSETS:
   Beginning of period                                       29,581,806         50,951,655
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $432,639 and $0,
    respectively)                                           $10,834,129       $ 29,581,806
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------
                                                2000     1999     1998      1997*
                                               -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  8.52  $ 10.39  $ 10.52   $ 10.07
                                               -------  -------  -------   -------

Income from investment operations:
   Net investment income(a)                       0.20+    0.18+    0.29+     0.11
   Net realized and unrealized gain (loss)        1.69    (0.82)    1.03      0.63
                                               -------  -------  -------   -------

      Total from investment operations            1.89    (0.64)    1.32      0.74
                                               -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income                       --    (0.18)   (0.28)    (0.11)
   In excess of net investment income               --    (0.33)    --(b)       --
   From net realized gains                       (1.45)   (0.72)   (1.17)    (0.18)
                                               -------  -------  -------   -------

      Total distributions                        (1.45)   (1.23)   (1.45)    (0.29)
                                               -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD                 $  8.96  $  8.52  $ 10.39   $ 10.52
                                               -------  -------  -------   -------
                                               -------  -------  -------   -------
TOTAL RETURN(c)                                  22.45%   (6.67)%   13.56%     7.51%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $10,834  $29,582  $50,952   $36,746
   Net expenses to average daily net
     assets(d)                                    0.00%    0.00%    0.00%     0.00%**
   Net investment income to average daily net
     assets(a)                                    2.24%    1.91%    2.65%     0.91%**
   Portfolio turnover rate                          12%      17%      49%       31%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:              $  0.02  $  0.01  $  0.01   $  0.03

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)  The per share distribution in excess of net investment income was $0.0004.
(c) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying funds. (See Note 1.)
+    Computed using average shares outstanding throughout the period.
*    Period from October 22, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
++   Not annualized.

              See accompanying notes to the financial statements.              5

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO World Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO World Extended benchmark through investment to varying extents in other Funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions received from underlying funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $160,050           $(172,951)         $12,901

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .66% of the amount invested. In the case of cash redemptions, the fee is .15% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $3,734 in purchase premiums and $33,146 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2000 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $130. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $1,640,463 and $22,344,634, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $11,021,209        $873,256        $(1,049,215)      $(175,959)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 99.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 29, 2000         February 28, 1999
                                                        ------------------------  ------------------------
                                                          Shares       Amount       Shares       Amount
         Class III:                                     ----------  ------------  ----------  ------------
         Shares sold                                        61,132  $    565,696         497  $      4,496
         Shares issued to shareholders
           in reinvestment of distributions                170,716     1,505,715     535,862     4,995,646
         Shares repurchased                             (2,495,019)  (22,097,620) (1,968,349)  (17,546,337)
                                                        ----------  ------------  ----------  ------------
         Net decrease                                   (2,263,171) $(20,026,209) (1,431,990) $(12,546,195)
                                                        ==========  ============  ==========  ============

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, the Fund has designated 100% of distributions as net capital gain dividends.

      At February 29, 2000 the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

                              Year of Expiration                         Amount
         ------------------------------------------------------------  ----------
                  2008                                                 $5,383,357

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for eight years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO World Equity Allocation Fund returned 22.5% for the twelve months ended February 29, 2000. During that period the Fund's benchmark (GMO World Extended + Index) returned 20.2%.

Our fundamental conclusion at the outset of 1999 was that the developed, large cap equity markets in the U.S. and abroad were markedly overvalued. Our research indicated that better long-term returns could be achieved from investments in other asset classes, including both REITs (Real Estate Investment Trusts) and small caps in the U.S., emerging and small cap international equities and fixed income instruments. By diversifying out of large cap equities and into other asset classes with good return potential, we believed we were exposing our clients to a portfolio with better return potential and a reasonable level of risk. For the period, our emerging equities and small cap growth outperformed the benchmark by large margins, while small cap value and REITs underperformed substantially.

During the fiscal year, the Fund was underweight in U.S. stocks by 21% relative to the benchmark. This weighting was split between emerging equities, which outperformed the S&P 500 by 56%, and fixed income, which underperformed the S&P 500 by 10%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including REITs, where we were 5% overweight. For the fiscal year, the allocation to REITs hurt performance, as the GMO REIT Fund underperformed the S&P 500 Index by 16%. Performance of the GMO Growth Fund was 33% above the S&P 500 and GMO Small Cap Growth was 56% above the S&P 500. However, this gain was partially offset by underperformance of the GMO Small Cap Value and Value Funds, which underperformed the S&P 500 by 1% and 20%, respectively.

Performance of the International Core Fund lagged the benchmark substantially as the rally in expensive multinationals continued. The GMO International Core Fund returned 8%, underperforming the MSCI EAFE Index by 17%. The Fund was 14% overweight in emerging equities for the period, helping performance as both the GMO Emerging Markets Fund and the GMO Evolving Countries Fund outperformed the IFC Investable Composite by 9.5% and 31%, respectively. Collectively, the allocation to international equities added 1.5% to the Fund relative to the benchmark, with well more than 100% of this due to the overweight and strong implementation in emerging equities.

The Fund was overweight 13% in fixed income, with allocations to international and emerging bonds along with U.S. fixed income. The drag on the portfolio due to the fixed income overweight was partially offset by the extremely strong performance (+46%) of emerging debt within the fixed income portfolio.

GMO WORLD EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

The fundamentals of today's markets do not justify the extreme valuation disparities that we see. The investment climate has become astonishingly speculative, exemplified by the extraordinary returns of "new economy" stocks. Our conviction that these conditions cannot prevail indefinitely remains firm. As such, we will hold our positions, which remain remarkably cheap on a relative basis. With the eventual return to intrinsic value, we expect the opportunities for value-added resulting from these extreme conditions will be extraordinary with the good relative performance of the last year merely a small down payment.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            GMO WORLD EQUITY ALLOCATION FUND CLASS III SHARES AND THE
                           MSCI ALL COUNTRY WORLD INDEX
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                 6/28/96
1yr           5yr         10yr (ITD)*
21.46         N/A         9.1

                                     [GRAPH]

Date                     GMO World Equity Allocation Fund-III    MSCI All Country World        GMO World Extended +
      6/28/96                            9934                           10000                         10000
      9/30/96                            9884                           10094                         10171
     12/31/96                           10283                           10510                         10749
      3/31/97                           10435                           10625                         10935
      6/30/97                           11475                           12212                         12479
      9/30/97                           12137                           12493                         12981
     12/31/97                           11335                           12051                         12664
      3/31/98                           12683                           13723                         14490
      6/30/98                           11997                           13810                         14676
      9/30/98                           10188                           12114                         12834
     12/31/98                           11645                           14669                         15470
      3/31/99                           11724                           15265                         15972
      6/30/99                           13377                           16167                         16877
      9/30/99                           12975                           15904                         16656
     12/31/99                           14375                           18674                         19406
      2/29/00                           13770                           17764                         18470

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 66 bp on the purchase and 15 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

*Performance is linked to Class I shares (originating share class) and is converted to Class III shares on October 22, 1996 (commencement date of Class III shares).

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               MUTUAL FUNDS -- 100.0%
       53,052  GMO Currency Hedged International Core Fund                    532,646
      194,970  GMO Emerging Country Debt Fund                               1,704,041
      211,855  GMO Emerging Markets Fund                                    2,364,306
      238,601  GMO Evolving Countries Fund                                  2,722,433
       57,182  GMO Growth Fund                                                283,049
      144,718  GMO Inflation Indexed Bond Fund                              1,406,661
      232,393  GMO International Core Fund                                  4,859,342
       34,353  GMO International Small Companies Fund                         396,430
      346,935  GMO REIT Fund                                                2,865,682
      115,093  GMO Small Cap Growth Fund                                    1,941,623
      234,993  GMO Small Cap Value Fund                                     2,916,264
      130,088  GMO U.S. Bond/Global Alpha A Fund                            1,254,044
      729,397  GMO U.S. Core Fund                                          12,129,869
      162,251  GMO Value Fund                                               1,294,760
                                                                        -------------
               TOTAL MUTUAL FUNDS (COST $39,441,842)                       36,671,150
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 0.0%
               REPURCHASE AGREEMENT -- 0.0%
$       8,423  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of $8,424
               and an effective yield of 4.95%, collateralized by a
               U.S. Treasury Obligation with a rate of 8.125%,
               maturity date of 8/15/19 and market value, including
               accrued interest, of $8,591.                                     8,423
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $8,423)                       8,423
                                                                        -------------
               TOTAL INVESTMENTS -- 100.0%
               (Cost $39,450,265)                                          36,679,573

               Other Assets and Liabilities (net) -- (0.0%)                   (10,729)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $  36,668,844
                                                                        =============

              See accompanying notes to the financial statements.              1

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $39,450,265) (Note 1)          $36,679,573
   Receivable for expenses waived or borne by Manager
    (Note 2)                                                        3,521
                                                              -----------
      Total assets                                             36,683,094
                                                              -----------

LIABILITIES:
   Accrued expenses                                                14,250
                                                              -----------
      Total liabilities                                            14,250
                                                              -----------
NET ASSETS                                                    $36,668,844
                                                              ===========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $39,039,144
   Accumulated net realized gain                                  400,392
   Net unrealized depreciation                                 (2,770,692)
                                                              -----------
                                                              $36,668,844
                                                              ===========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $36,668,844
                                                              ===========

SHARES OUTSTANDING:
   Class III                                                    3,863,392
                                                              ===========

NET ASSET VALUE PER SHARE:
   Class III                                                  $      9.49
                                                              ===========

2             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $  938,133
   Interest                                                          690
                                                              ----------
      Total income                                               938,823
                                                              ----------
EXPENSES:
   Audit fees                                                     17,376
   Custodian and transfer agent fees                               9,180
   Registration fees                                               1,989
   Legal fees                                                        825
   Trustees fees (Note 2)                                            376
   Miscellaneous                                                   1,189
   Fees waived or borne by Manager (Note 2)                      (30,935)
                                                              ----------
      Net expenses                                                    --
                                                              ----------
            Net investment income                                938,823
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (640,925)
      Realized gain distributions from investment company
      shares                                                   3,318,792
                                                              ----------

         Net realized gain                                     2,677,867
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                2,595,656
                                                              ----------

      Net realized and unrealized gain                         5,273,523
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $6,212,346
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                    $   938,823       $    697,497
   Net realized gain                                          2,677,867          3,942,235
   Change in net unrealized appreciation (depreciation)       2,595,656         (6,146,786)
                                                            -----------       ------------
   Net increase (decrease) in net assets from
    operations                                                6,212,346         (1,507,054)
                                                            -----------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (938,823)          (697,497)
                                                            -----------       ------------
      Total distributions from net investment income           (938,823)          (697,497)
                                                            -----------       ------------
   In excess of net investment income
      Class III                                                (709,581)        (1,211,441)
                                                            -----------       ------------
      Total distributions in excess of net investment
       income                                                  (709,581)        (1,211,441)
                                                            -----------       ------------
   Net realized gains
      Class III                                              (2,295,053)        (3,274,986)
                                                            -----------       ------------
      Total distributions from net realized gains            (2,295,053)        (3,274,986)
                                                            -----------       ------------
                                                             (3,943,457)        (5,183,924)
                                                            -----------       ------------
   Net share transactions: (Note 5)
      Class III                                               1,926,347         (5,936,414)
                                                            -----------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                        1,926,347         (5,936,414)
                                                            -----------       ------------
      Total increase (decrease) in net assets                 4,195,236        (12,627,392)
NET ASSETS:
   Beginning of period                                       32,473,608         45,101,000
                                                            -----------       ------------
   End of period (including accumulated undistributed
    net investment income of $0 and $0, respectively)       $36,668,844       $ 32,473,608
                                                            ===========       ============

4             See accompanying notes to the financial statements.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                    YEAR ENDED FEBRUARY 28/29,
                                               ------------------------------------
                                                2000     1999     1998      1997*
                                               -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  8.85  $ 10.48  $ 10.30   $ 10.00
                                               -------  -------  -------   -------

Income from investment operations:
   Net investment income(a)                       0.25     0.16+    0.26+     0.12
   Net realized and unrealized gain (loss)        1.45    (0.40)    1.83      0.38
                                               -------  -------  -------   -------

      Total from investment operations            1.70    (0.24)    2.09      0.50
                                               -------  -------  -------   -------

Less distributions to shareholders:
   From net investment income                    (0.24)   (0.16)   (0.26)    (0.12)
   In excess of net investment income            (0.19)   (0.40)      --(c)       --
   From net realized gains                       (0.63)   (0.83)   (1.65)    (0.08)
                                               -------  -------  -------   -------

      Total distributions                        (1.06)   (1.39)   (1.91)    (0.20)
                                               -------  -------  -------   -------
NET ASSET VALUE, END OF PERIOD                 $  9.49  $  8.85  $ 10.48   $ 10.30
                                               =======  =======  =======   =======
TOTAL RETURN(b)                                  19.14%   (2.84)%   21.86%     5.09%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $36,669  $32,474  $45,101   $30,787
   Net expenses to average daily net
     assets(d)                                    0.00%    0.00%    0.00%     0.00%**
   Net investment income to average daily net
     assets(a)                                    2.63%    1.64%    2.39%     3.21%**
   Portfolio turnover rate                          18%      34%      32%       10%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:              $  0.01  $  0.01  $  0.01   $  0.01

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c)  The per share distribution in excess of net investment income was $0.0009.
(d) Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 1.
*    Period from November 26, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.

              See accompanying notes to the financial statements.              5

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds" in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than that of the GMO Global (U.S.+) Equity Index, a benchmark developed by the Manager. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions received from underlying funds.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $709,581           $(732,518)         $22,937

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .47% of the amount invested. In the case of cash redemptions, the fee is .15% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $15,897 in purchase premiums and $3,005 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has contractually agreed to reimburse all expenses directly incurred by the Fund until June 30, 2000 (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses).

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $376. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $8,577,426 and $6,336,783, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $40,630,737       $1,506,040       $(5,457,204)     $(3,951,164)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 81.8% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended               Year Ended
                                                          February 29, 2000       February 28, 1999
                                                        ---------------------  ------------------------
                                                         Shares     Amount       Shares       Amount
         Class III:                                     --------  -----------  ----------  ------------
         Shares sold                                     346,147  $ 3,382,445     531,374  $  5,481,883
         Shares issued to shareholders
           in reinvestment of distributions               71,629      699,986     136,208     1,323,898
         Shares repurchased                             (224,862)  (2,156,084) (1,298,592)  (12,742,195)
                                                        --------  -----------  ----------  ------------
         Net increase (decrease)                         192,914  $ 1,926,347    (631,010) $ (5,936,414)
                                                        ========  ===========  ==========  ============

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 58.2% of distributions as net capital gain dividends.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham and Mr. Ben Inker are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been a portfolio manager at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Inker has been with the firm for eight years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global (U.S.+) Equity Allocation Fund returned 19.1% for the fiscal year ended February 29, 2000. During that period the Fund's benchmark (75% S&P 500/25% GMO EAFE Extended) returned 15.2%.

Our fundamental conclusion at the outset of 1999 was that the developed, large cap equity markets in the U.S. and abroad were markedly overvalued. Our research indicated that better long-term returns could be achieved from investments in other asset classes, including both REITs (Real Estate Investment Trusts) and small caps in the U.S., emerging and small cap international equities and fixed income instruments. By diversifying out of large cap equities and into other asset classes with good return potential, we believed we were exposing our clients to a portfolio with better return potential and a reasonable level of risk. For the period, our emerging equities and small cap growth outperformed the benchmark by large margins, while small cap value and REITs underperformed substantially.

During the fiscal year, the Fund was underweight in U.S. stocks by 18% relative to the benchmark. This weighting was split between emerging equities, which outperformed the S&P 500 by 56%, and fixed income, which underperformed the S&P 500 by 10%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including REITs, where we were 7% overweight. For the fiscal year, the allocation to REITs hurt performance, as the GMO REIT Fund underperformed the S&P 500 Index by 16%. Performance of the GMO Growth Fund was 33% above the S&P 500 and GMO Small Cap Growth was 56% above the S&P 500. However, this gain was partially offset by underperformance of the GMO Small Cap Value and Value Funds, which underperformed the S&P 500 by 1% and 20%, respectively.

Performance of the International Core Fund lagged the benchmark substantially as the rally in expensive multinationals continued. The GMO International Core Fund returned 8%, underperforming the MSCI EAFE Index by 17%. The Fund was 10% overweight in emerging equities for the period, helping performance as both the GMO Emerging Markets Fund and the GMO Evolving Countries Fund outperformed the IFC Investable Composite by 9.5% and 31%, respectively. Collectively, the allocation to international equities added 2.6% to the Fund relative to the benchmark, with well more than 100% of this due to the overweight and strong implementation in emerging equities.

The Fund was overweight 12% in fixed income, with allocations to international and emerging bonds along with U.S. fixed income. The drag on the portfolio due to the fixed income overweight was partially offset by the extremely strong performance (+46%) of emerging debt within the fixed income portfolio.

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

The fundamentals of today's markets do not justify the extreme valuation disparities that we see. The investment climate has become astonishingly speculative, exemplified by the extraordinary returns of 'new economy' stocks. Our conviction that these conditions cannot prevail indefinitely remains firm. As such, we will hold our positions, which remain remarkably cheap on a relative basis. With the eventual return to intrinsic value, we expect the opportunities for value-added resulting from these extreme conditions will be extraordinary with the good relative performance of the last year merely a small down payment.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
       GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND CLASS III SHARES AND THE
            S&P 500 INDEX (50%)/MSCI ALL COUNTRY WORLD INDEX (50%)
                         AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception               11/26/96
1yr           5yr       10yr (ITD)
18.4          N/A       12.62

                                 [GRAPH]

Date            GMO Global (US+) Equity Allocation Fund-III     50% S&P 500/50% MSCI All Country World   GMO Global Equity Index
     11/26/96                       9953                                    10000                                10000
     12/31/96                      10023                                     9823                                9848
      3/31/97                      10185                                    10011                                10079
      6/30/97                      11394                                    11634                                11693
      9/30/97                      12412                                    12201                                12374
     12/31/97                      12017                                    12157                                12395
      3/31/98                      13317                                    13848                                14154
      6/30/98                      12892                                    14121                                14488
      9/30/98                      11149                                    12553                                12882
     12/31/98                      12734                                    15214                                15574
      3/31/99                      12804                                    15903                                16192
      6/30/99                      14357                                    16933                                17194
      9/30/99                      13629                                    16264                                16526
     12/31/99                      15190                                    18891                                19095
      2/29/00                      14732                                    17787                                17949

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 47 bp on the purchase and 15 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP GROWTH FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Growth Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.9%
               ADVERTISING -- 0.6%
       15,300  e4L Inc*                                                        34,425
        6,600  Source Media Inc*                                               98,175
        4,700  TMP Worldwide Inc*                                             638,906
                                                                        -------------
                                                                              771,506
                                                                        -------------
               AUTOMOTIVE -- 0.4%
        8,800  Copart Inc*                                                    185,075
       10,200  Exide Corp                                                     103,275
       10,200  Meritor Automotive Inc                                         142,800
        6,250  Monaco Coach Corp*                                             112,500
        3,700  National R.V. Holdings Inc*                                     48,100
                                                                        -------------
                                                                              591,750
                                                                        -------------
               BANKING AND FINANCIAL SERVICES -- 1.8%
        6,100  Advanta Corp, Class A                                          113,612
        1,200  Bancfirst Corp                                                  33,300
        3,800  Bank United Corp                                                99,512
        8,700  Comdisco Inc                                                   334,406
          182  Commerce Bancorp Inc                                             6,120
        3,300  Commonwealth Bancorp Inc                                        51,769
        9,400  Dime Bancorp Inc                                               114,562
        6,200  Dime Community Bancshares                                       91,837
        4,100  Eaton Vance Corp                                               169,894
        2,500  Financial Security Assurance Holdings Ltd                      112,500
       33,400  FiNet.com Inc*                                                  45,925
        7,300  First Federal Financial Corp*                                   93,075
        1,500  GBC Bancorp (California)                                        40,500
        3,500  Medallion Financial Corp                                        63,875
        7,966  Metris Companies Inc                                           206,120
        5,500  OceanFirst Financial Corp                                       87,656
          105  Old National Bancorp                                             2,625
        5,200  PFF Bancorp Inc                                                 78,650
        3,300  Pioneer Group*                                                  66,206
        4,850  Queens County Bancorp Inc                                       92,150
        4,500  Ryland Group Inc                                                79,875
        4,000  SEI Investments Co                                             357,250

              See accompanying notes to the financial statements.              1

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
        6,100  SierraCities.com Inc*                                          128,862
                                                                        -------------
                                                                            2,470,281
                                                                        -------------
               CHEMICALS -- 0.4%
        5,100  Geon Co                                                        106,462
       13,000  Lubrizol Corp                                                  322,562
        6,500  W.R. Grace & Co*                                                65,406
                                                                        -------------
                                                                              494,430
                                                                        -------------
               COMMUNICATIONS -- 0.8%
        4,800  Aerial Communications Inc*                                     287,700
          700  Ancor Communications Inc*                                       41,912
        8,966  Per-Se Technologies Inc*                                        70,607
        2,200  Powerwave Technologies Inc*                                    351,725
        5,800  ZixIt Corp*                                                    311,932
                                                                        -------------
                                                                            1,063,876
                                                                        -------------
               COMPUTER AND OFFICE EQUIPMENT -- 5.6%
        8,200  Advanced Micro Devices Inc*                                    320,825
       15,200  Auspex Systems Inc*                                            196,650
        5,100  CDW Computer Centers Inc*                                      279,862
       10,800  Emulex Corp*                                                 1,728,000
       10,000  Infocus Systems Inc*                                           335,000
       12,400  MTI Technology Corp*                                           650,225
       18,600  Rational Software Corp*                                      1,322,925
        4,800  Safeguard Scientifics Inc*                                     839,700
        6,000  Sandisk Corp*                                                  534,000
        9,400  Symbol Technologies Inc                                        894,175
        3,400  Visual Networks Inc*                                           223,550
        8,700  Xircom Inc*                                                    361,322
          900  Zebra Technologies Corp*                                        59,906
                                                                        -------------
                                                                            7,746,140
                                                                        -------------
               CONSTRUCTION -- 0.7%
        3,000  Centex Construction Products Inc                                69,750
        1,100  Centex Corp                                                     21,656
       14,600  Horton (DR) Inc                                                164,250
        6,200  Insituform Technologies Inc, Class A*                          175,150

2             See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               CONSTRUCTION -- CONTINUED
        5,600  MDC Holdings Inc                                                85,050
        2,900  NVR Inc*                                                       127,962
       10,300  Pulte Corp                                                     173,169
        8,100  Standard Pacific Corp                                           86,062
                                                                        -------------
                                                                              903,049
                                                                        -------------
               CONSUMER GOODS -- 2.5%
        4,600  Brown Shoe Co Inc                                               48,300
        9,500  Callaway Golf Co                                               114,000
        9,200  Church & Dwight Co Inc                                         156,975
       15,000  Cytyc Corp*                                                    690,000
        9,100  Donna Karan International Inc*                                  65,406
        6,650  Fossil Inc*                                                    150,872
        8,700  Furniture Brands International Inc*                            139,744
        7,300  Genesco Inc*                                                    74,825
        3,100  Guess ? Inc*                                                    66,069
        5,200  Insight Enterprises Inc*                                       163,150
        5,500  Jakks Pacific Inc*                                              90,750
       18,300  Jones Apparel Group Inc*                                       414,037
        3,600  K-Swiss Inc, Class A                                            40,050
        8,200  La-Z-Boy Chair Co                                              136,325
        2,700  Oneida Ltd                                                      47,925
        6,000  Patterson Dental Company*                                      216,188
        8,300  Pinnacle Systems Inc*                                          416,037
        5,550  Quiksilver Inc*                                                 71,456
        3,300  Salton Inc*                                                    155,512
        3,500  SCP Pool Corp*                                                  86,844
        7,150  THQ Inc*                                                       144,341
                                                                        -------------
                                                                            3,488,806
                                                                        -------------
               ELECTRONIC EQUIPMENT -- 24.4%
       32,200  Adaptec Inc*                                                 1,320,200
        4,800  Alpha Industries Inc*                                          696,900
        7,900  American Power Conversion Corp*                                268,106
        7,900  Antec Corp*                                                    418,206
        4,000  Applied Micro Circuits Corp*                                 1,100,250
       37,200  Atmel Corp*                                                  1,841,400
        4,900  Atmi Inc*                                                      231,219
        4,800  AVX Corp                                                       304,800

              See accompanying notes to the financial statements.              3

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT -- CONTINUED
       12,400  C-Cube Microsystems Inc*                                     1,156,300
        5,100  Concord Communications Inc*                                    228,225
        5,900  Conexant Systems Inc*                                          579,675
        7,400  CTS Corp                                                       477,300
       28,300  Cypress Semiconductor Corp*                                  1,291,187
       22,000  Digital Microwave Corp*                                        734,250
        6,600  DII Group Inc*                                                 638,137
        5,400  Electro Scientific Industries*                                 306,112
          370  eMerge Interactive Inc, Class A*                                19,656
        4,500  Hadco Corp*                                                    249,187
        4,600  Harmonic Lightwaves Inc*                                       629,912
       28,600  Integrated Device Technology Inc*                            1,054,625
       17,000  Interdigital Communications Corp*                              542,937
       17,900  International Rectifier Corp*                                  749,562
       10,800  Kemet Corp*                                                    663,525
        7,700  Kent Electronics Corp*                                         260,837
       24,700  Komag Inc*                                                      54,804
        8,200  MEMC Electronic Materials Inc*                                 142,987
       17,550  Microchip Technology Inc*                                    1,095,778
       20,800  National Semiconductor Corp*                                 1,562,600
       29,600  P-Com Inc*                                                     540,200
       20,600  Picturetel Corp*                                               155,787
       28,600  PMC-Sierra Inc*                                              5,521,587
        4,500  Polycom Inc*                                                   523,406
        5,700  Powertel Inc*                                                  533,662
       12,400  QLogic Corp*                                                 1,934,400
       14,500  Scientific Atlanta Inc                                       1,488,969
        3,600  SDL Inc*                                                     1,476,000
        8,200  Semtech Corp*                                                  512,500
       19,000  Sensormatic Electronics Corp*                                  361,000
       10,800  Silicon Valley Group Inc*                                      273,375
        1,500  Texas Instruments Inc                                          249,750
        1,800  Titan Corp*                                                     67,500
        3,750  Transwitch Corp*                                               440,625
        2,800  TriQuint Semiconductor Inc*                                    332,500
        4,700  Vicor Corp*                                                    106,925
       10,700  Westell Technologies Inc*                                      366,475
                                                                        -------------
                                                                           33,503,338
                                                                        -------------

              See accompanying notes to the financial statements.
4

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               FOOD AND BEVERAGE -- 0.5%
        3,700  Agribrands International Inc*                                  135,281
        6,900  Coors (Adolph) Co, Class B                                     302,737
       13,000  IBP Inc                                                        162,500
       10,100  Topp Inc (The)*                                                 75,750
                                                                        -------------
                                                                              676,268
                                                                        -------------
               HEALTH CARE -- 4.5%
       22,700  Apria Healthcare Group*                                        323,475
        4,700  Bard (CR)                                                      185,650
        8,566  Bindley Western Industries Inc                                 147,228
        1,400  Celera Genomics Group*                                         341,600
        8,500  Chiron Corp*                                                   425,000
       14,300  Columbia Laboratories Inc*                                     180,537
        3,000  Cooper (The) Companies Inc                                      82,312
        6,100  Enzon Inc*                                                     353,800
        4,300  Express Scripts Inc, Class A*                                  198,069
        7,000  Hooper Holmes Inc                                              215,250
       36,100  Laboratory Corporation of America Holdings*                    144,400
        5,600  Lincare Holdings Inc*                                          131,250
        9,390  Medimmune Inc*                                               1,863,915
       14,700  Medquist Inc*                                                  378,525
        7,500  Mid Atlantic Medical Services Inc*                              61,406
        7,500  Renal Care Group Inc*                                          131,719
        4,100  ResMed Inc*                                                    305,962
       23,900  Summit Technology Inc*                                         179,250
        2,300  Techne Corp*                                                   197,297
       20,000  Visx Inc*                                                      338,750
                                                                        -------------
                                                                            6,185,395
                                                                        -------------
               INSURANCE -- 0.5%
        2,700  E. W. Blanch Holdings Inc                                      126,900
        2,415  Medical Assurance Inc*                                          47,394
       32,400  Oxford Health Plans Inc*                                       500,175
        2,200  Risk Capital Holdings Inc*                                      33,550
                                                                        -------------
                                                                              708,019
                                                                        -------------
               LODGING -- 0.2%
       11,800  Boyd Gaming Corp*                                               61,212
        8,000  MGM Grand Inc                                                  159,000

              See accompanying notes to the financial statements.              5

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               LODGING -- CONTINUED
        2,000  Trendwest Resorts Inc*                                          48,750
                                                                        -------------
                                                                              268,962
                                                                        -------------
               MACHINERY -- 4.0%
        6,300  American Standard Co*                                          219,712
        4,500  Astec Industries*                                              119,812
       10,800  Asyst Technologies Inc*                                        495,450
        6,900  Briggs & Stratton Corp                                         230,719
        5,200  Cummins Engine Inc                                             173,225
        4,400  Donaldson Co Inc                                               100,100
       12,675  Dycom Industries Inc*                                          633,750
       11,500  Helix Technology Corp                                          817,937
        8,200  Kulicke & Soffa Industries*                                    651,900
        9,300  Lam Research Corp*                                           1,451,962
        1,200  Novellus System Inc*                                            71,175
        8,300  Pall Corp                                                      163,925
        4,400  Scott Technologies Inc*                                         84,700
        7,600  Terex Corp*                                                     90,250
        3,000  Toro Co                                                         99,375
        6,300  Ultratech Stepper Inc*                                         110,250
        2,100  Woodward Governor Co                                            48,300
                                                                        -------------
                                                                            5,562,542
                                                                        -------------
               MANUFACTURING -- 1.3%
        5,200  Cymer Inc*                                                     285,350
       15,300  Gentex Corp*                                                   447,048
        3,700  Maverick Tube Corp*                                             83,250
        4,500  PRI Automation Inc*                                            359,437
        6,600  Temple Inland Inc                                              337,425
        7,300  Tower Automotive Inc*                                           86,687
        2,600  Zomax Inc*                                                     127,237
                                                                        -------------
                                                                            1,726,434
                                                                        -------------
               METALS AND MINING -- 0.2%
        4,900  Amcol International Corp                                        77,175
        1,860  Phelps Dodge Corp                                               87,652
          900  Reynolds Metals Co                                              57,150
                                                                        -------------
                                                                              221,977
                                                                        -------------

              See accompanying notes to the financial statements.
6

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               OIL AND GAS -- 2.8%
        3,100  Barrett Resources Corp*                                         90,287
        2,000  Berry Petroleum Co, Class A                                     35,750
        6,200  Brown Tom Inc*                                                  82,150
       41,600  Chesapeake Energy Corp*                                        122,200
       12,200  Cross Timbers Oil Co                                           105,225
       20,100  EEX Corp*                                                       48,994
       11,200  Ensco International Inc                                        338,800
        3,000  Equitable Resources Inc                                        113,250
        6,900  Forest Oil Corp*                                                56,494
       66,500  Grey Wolf Inc*                                                 232,750
        4,200  Houston Exploration Co*                                         63,787
        4,100  HS Resources Inc*                                               67,650
        5,400  Louis Dreyfus Natural Gas*                                     111,375
       17,400  Marine Drilling Co Inc*                                        396,937
       11,600  Meridian Resource Corp*                                         39,875
        4,700  Mitchell Energy, Class B                                        98,994
        4,400  Newfield Exploration Co*                                       136,400
        5,800  Nuevo Energy Co*                                               102,950
       21,200  Ocean Energy Inc*                                              226,575
       10,700  Patterson Energy Inc*                                          244,094
       19,700  Pioneer Natural Resources Co*                                  163,756
        3,100  Plains Resource Inc*                                            43,012
        9,700  Pogo Producing Co                                              224,312
       10,300  Santa Fe Snyder Corp*                                           77,250
        2,800  St. Mary Land & Exploration Co                                  77,875
        5,500  Stone Energy Corp*                                             223,437
       11,400  Union Pacific Resources Group                                  101,887
        3,400  UTI Energy Corp*                                               109,012
       11,700  Vintage Petroleum Inc                                          169,650
                                                                        -------------
                                                                            3,904,728
                                                                        -------------
               PAPER AND ALLIED PRODUCTS -- 0.7%
        6,200  Boise Cascade Corp                                             184,837
       17,600  EarthShell Corp*                                               106,700
       20,000  Gaylord Container Corp, Class A*                               107,500
       11,400  Longview Fibre Co                                              155,325
        5,300  Mead Corp                                                      158,669
        9,000  United Stationers Inc*                                         241,875
                                                                        -------------
                                                                              954,906
                                                                        -------------

              See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 3.0%
        3,700  Algos Pharmaceuticals Corp*                                     73,769
        3,400  Andrx Corp*                                                    326,612
        4,600  Coulter Pharmaceutical Inc*                                    178,250
        4,600  Cygnus Inc*                                                     84,812
        1,100  Gilead Sciences Inc*                                            84,150
       10,500  IDEC Pharmaceuticals Corp*                                   1,479,187
       32,700  Ivax Corp*                                                     743,925
       13,600  Ligand Pharmaceuticals Inc, Class B*                           295,800
       16,600  Liposome Company Inc*                                          223,062
        7,900  Millipore Corp                                                 422,156
        8,800  Triangle Pharmaceuticals Inc*                                  201,300
                                                                        -------------
                                                                            4,113,023
                                                                        -------------
               PRIMARY MATERIALS -- 0.3%
        3,975  Elcor Corp                                                     133,162
        9,200  USG Corp                                                       299,000
                                                                        -------------
                                                                              432,162
                                                                        -------------
               PRIMARY PROCESSING -- 0.3%
        5,500  Belden Inc                                                     124,438
        6,700  Commscope Inc*                                                 260,881
                                                                        -------------
                                                                              385,319
                                                                        -------------
               PRINTING AND PUBLISHING -- 0.7%
        2,000  Central Newspapers Inc, Class A                                 57,125
        6,300  Harland (JH) Co                                                 97,256
        4,300  Houghton Mifflin Co                                            171,194
        2,600  McClatchy Newspapers Inc                                        89,863
        2,600  Playboy Enterprises Inc, Class B*                               57,363
        4,000  TV Guide Inc, Class A*                                         188,500
       10,600  Valassis Communications Inc*                                   293,488
                                                                        -------------
                                                                              954,789
                                                                        -------------
               REAL ESTATE -- 0.1%
        3,400  CN Fairfield Communities Inc*                                   29,963
        3,300  Town & Country Trust                                            57,956
                                                                        -------------
                                                                               87,919
                                                                        -------------

              See accompanying notes to the financial statements.
8

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REFINING -- 0.1%
        2,800  Murphy Oil Corp                                                141,750
                                                                        -------------
               RETAIL TRADE -- 4.7%
       17,400  7 Eleven Inc*                                                   45,132
       10,900  American Eagle Outfitters Inc*                                 277,950
        6,400  Ames Department Stores Inc*                                     90,400
        5,600  AnnTaylor Stores Corp*                                         106,750
       11,700  Brinker International Inc*                                     254,475
        8,900  Cato Corp, Class A                                              89,000
       10,450  CEC Entertainment Inc*                                         237,738
       34,100  Charming Shoppes Inc*                                          204,600
        6,600  Chicos Fas Inc*                                                 83,325
        7,600  Children's Place Retail Stores Inc*                             89,775
       11,750  Cost Plus Inc*                                                 218,109
        4,900  CSK Auto Corp*                                                  56,350
        2,800  Cyberian Outpost Inc*                                           24,675
       11,800  Darden Restaurants Inc                                         155,613
        8,125  Dollar Tree Stores Inc*                                        315,352
        5,300  Factory 2-U Stores Inc*                                        128,525
        4,900  Haverty Furniture Companies Inc                                 52,981
       12,100  Jack in the Box Inc*                                           242,756
        3,000  Lands End Inc*                                                  99,563
        7,600  Linens N Things Inc*                                           149,625
       10,900  Musicland Stores Corp*                                          74,256
        1,700  NPC International Inc*                                          14,025
        8,600  Outback Steakhouse Inc*                                        224,675
       11,600  Pacific Sunwear of California*                                 295,075
        4,700  Papa Johns International Inc*                                  112,800
        8,600  Petco Animal Supplies Inc*                                      92,450
        2,100  Rare Hospitality International Inc*                             39,638
       21,100  Ross Stores Inc                                                305,950
       15,500  Spiegel Inc, Class A*                                          111,406
       20,800  Sunglass Hut Inc*                                              178,100
        6,100  Talbots Inc                                                    220,744
        6,200  The Cheesecake Factory Inc*                                    184,450
        2,600  The Mens Wearhouse Inc*                                         60,369
       15,800  Tiffany & Co                                                 1,014,163
       10,000  Valuevision International Inc, Class A*                        500,000

              See accompanying notes to the financial statements.              9

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
        5,600  Williams-Sonoma Inc*                                           173,250
                                                                        -------------
                                                                            6,524,045
                                                                        -------------
               SERVICES -- 8.5%
        3,800  Advo Inc*                                                      105,450
       26,300  AMF Bowling Inc*                                                85,475
        6,800  Argosy Gaming Co*                                               76,925
        1,500  autobytel.com Inc*                                              16,031
       17,200  Aztar Corp*                                                    163,400
        5,300  Bally Total Fitness Holdings Corp*                             142,438
        2,500  Career Education Corp*                                          93,750
       92,100  Caremax Rx Inc*                                                414,450
        4,100  Catalina Marketing Corp*                                       349,013
       16,000  Cephalon Inc*                                                1,063,501
        2,300  Championship Auto Racing Teams, Inc*                            46,000
        9,200  COR Therapeutics Inc*                                          824,550
        8,600  Dollar Thrifty Automotive Group Inc*                           112,875
        9,200  Education Management Corp*                                     119,600
       11,000  Hollywood Entertainment Corp*                                  112,063
        5,900  Icos Corp*                                                     309,013
        9,700  IT Group Inc*                                                   73,963
        2,600  Korn/Ferry International*                                       97,500
        7,100  Mandalay Resort Group*                                          99,844
        2,700  Millennium Pharmaceuticals Inc*                                702,338
        2,800  Modis Professional Services Inc*                                44,100
        9,900  Navigant Consulting Inc*                                        95,288
        4,600  NCO Group Inc*                                                 107,525
        4,500  ON Assignment Inc*                                             168,188
        5,900  Pegasystems Inc*                                               138,650
        7,000  Players International Inc*                                      57,532
       10,700  Rare Medium Group Inc*                                         642,000
       22,200  Sitel Corp*                                                    191,475
        4,700  Sonic Corp*                                                    113,975
        1,900  Speedway Motorsports Inc*                                       58,188
       11,700  Station Casinos Inc*                                           229,613
       31,000  UnitedGlobal.Com Inc, Class A*                               3,239,500
        5,000  VeriSign Inc*                                                1,265,000
        5,000  Whittman-Hart Inc*                                             226,875

10            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               SERVICES -- CONTINUED
       12,200  WMS Industries Inc*                                            138,775
                                                                        -------------
                                                                           11,724,863
                                                                        -------------
               TECHNOLOGY -- 21.6%
          800  About.com Inc*                                                  56,200
        3,800  Advanced Digital Information Corp*                             344,375
        3,700  Advanced Energy Industries Inc*                                269,175
        1,800  Advent Software Inc*                                           163,238
        7,000  American Management Systems Inc*                               222,688
        3,000  Aspect Development Inc*                                        446,625
        6,600  AVT Corp*                                                      174,488
       10,000  BEA Systems Inc*                                             1,265,625
        5,600  Bisys Group Inc*                                               288,750
        6,200  BroadVision Inc*                                             1,565,888
        2,700  Cabletron Systems Inc*                                         132,300
        5,400  Clarify Inc*                                                   779,288
          157  CMG Information Services Inc*                                   20,341
        9,200  Cognex Corp*                                                   404,225
        5,200  Cohu Inc                                                       293,150
        6,800  Credence Systems Corp*                                         906,100
        4,100  CSG Systems International Inc*                                 210,638
        9,800  Cybercash Inc*                                                 102,900
       12,600  Data Broadcasting Corp*                                        124,425
       10,700  Dendrite International Inc*                                    263,488
        5,800  Dionex Corp*                                                   183,063
        3,700  DST Systems Inc*                                               207,663
        1,615  EarthLink Inc*                                                  40,173
        5,500  Electroglas Inc*                                               213,125
        3,600  Electronic Arts Inc*                                           360,000
       13,400  Electronics For Imaging Inc*                                   795,625
        2,100  Exodus Communications Inc*                                     298,988
        3,000  Factset Research Systems Inc                                    90,375
        9,400  FileNet Corp*                                                  402,438
        1,000  Go2Net Inc*                                                     87,000
        1,900  Great Plains Software Inc*                                     132,169
        8,200  Harbinger Corp*                                                262,913
        1,600  i2 Technologies Inc*                                           261,600
       17,800  Informix Corp*                                                 284,800
        1,700  ISS Group Inc*                                                 178,500
        7,424  JDS Uniphase Corp*                                           1,957,152

              See accompanying notes to the financial statements.             11

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
        3,300  Kronos Inc*                                                    209,550
       11,700  Legato Systems Inc*                                            416,813
        9,700  LTX Corp*                                                      409,219
        2,400  Macromedia Inc*                                                207,450
        2,300  Manugistics Group Inc*                                         130,669
        5,700  Mercury Computer Systems Inc*                                  274,669
       28,200  Mercury Interactive Corp*                                    2,717,776
        5,000  Micromuse Inc*                                                 709,063
        4,000  MicroStrategy Inc*                                             556,250
        9,500  Midway Games Inc*                                              140,719
        8,000  National Computer System Inc                                   318,000
       13,200  Network Appliance Inc*                                       2,491,500
        9,300  Network Associates Inc*                                        283,069
        1,400  Network Solutions Inc*                                         451,413
        6,100  Nvidia Corp*                                                   390,400
        6,900  Open Market Inc*                                               345,863
        5,400  Progress Software Corp*                                        134,663
        5,000  Psinet Inc*                                                    231,875
        1,200  QRS Corp*                                                      113,250
        4,700  Radiant Systems Inc*                                           240,288
        2,150  Radisys Corp*                                                  105,350
       12,200  Remedy Corp*                                                   691,588
       10,800  RSA Security Inc*                                              722,925
       23,400  S3 Inc*                                                        372,938
        4,000  Sanchez Computer Associates Inc*                               194,000
       34,800  Sybase Inc*                                                    872,175
        7,800  Symantec Co*                                                   557,213
        7,000  Synopsys Inc*                                                  279,563
       16,800  USWeb Corp*                                                    653,100
        4,500  Verity Inc*                                                    240,188
          700  Vignette Corp*                                                 161,350
        2,700  Waters Corp*                                                   264,769
                                                                        -------------
                                                                           29,677,149
                                                                        -------------
               TELECOMMUNICATIONS -- 4.9%
        9,600  American Mobile Satellite Corp*                                278,400
        6,300  Aspect Communications Corp*                                    405,956
       16,800  Brightpoint Inc*                                               216,300
        1,900  Carrier Access Corp*                                           107,825
       37,500  Centennial Cellular Corp, Class A*                             910,549

12            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TELECOMMUNICATIONS -- CONTINUED
        2,600  Commonwealth Telephone Enterprises Inc*                        113,425
        3,100  Cumulus Media Inc*                                              92,613
          400  Entercom Communications Corp*                                   16,825
        3,900  Hispanic Broadcasting Corp*                                    364,406
        6,500  Liberty Digital Inc, Class A*                                  356,688
        2,100  McLeodUSA Inc*                                                 184,800
        1,100  Metricom Inc*                                                   85,663
        1,400  MRV Communications Inc*                                        219,538
        7,700  Pacific Gateway Exchange Inc*                                  155,925
       58,600  Paging Network Inc*                                            170,309
        7,100  Pinnacle Entertainment Inc*                                    122,475
        9,000  Price Communications Corp*                                     214,875
          900  RF Micro Devices Inc*                                          124,481
       18,400  Talk Com Inc*                                                  310,500
        8,100  Telephone and Data Systems Inc                                 854,550
        3,508  Voicestream Wireless Corp*                                     466,783
       13,500  WebLink Wireless Inc*                                          243,000
        9,800  Western Wireless Corp, Class A*                                475,300
        2,400  Winstar Communications Inc*                                    185,700
                                                                        -------------
                                                                            6,676,886
                                                                        -------------
               TEXTILES -- 0.3%
       34,300  Shaw Industries Inc                                            435,181
                                                                        -------------
               TOBACCO -- 0.0%
        3,530  Brooke Group Ltd                                                46,773
                                                                        -------------
               TRANSPORTATION -- 0.9%
       29,700  Airtran Holdings Inc*                                          121,586
        9,600  American Freightways Corp*                                     104,400
        3,700  Landstar System Inc*                                           207,894
        3,100  M.S. Carriers Inc*                                              68,588
        9,500  Mesa Airline Group Inc*                                         56,406
        4,800  Mesaba Holdings Inc*                                            54,900
        2,600  Midwest Express Holdings Inc*                                   67,113
        5,300  Newport News Shipbuilding Inc                                  150,056
        5,100  Roadway Express Inc                                            105,188
        6,700  Skywest Inc                                                    198,906
        3,600  US Freightways Corp                                            119,700
                                                                        -------------
                                                                            1,254,737
                                                                        -------------

              See accompanying notes to the financial statements.             13

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               UTILITIES -- 1.6%
       12,100  Calpine Corp*                                                1,107,150
        3,588  Dynegy Inc                                                     168,188
       19,300  Energy East Corp                                               405,300
        9,400  Northeast Utilities                                            176,838
          600  Potomac Electric Power Co                                       12,188
        8,000  Southwest Natural Gas Corp                                     148,000
        6,400  Southwestern Energy Co                                          44,800
        6,700  Western Gas Resources Inc                                       92,125
                                                                        -------------
                                                                            2,154,589
                                                                        -------------

               TOTAL COMMON STOCKS (COST $84,470,442)                     135,851,592
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 10.2%
               CASH EQUIVALENTS -- 8.9%
$   3,807,369  BankBoston Eurodollar Time Deposit, 6.1175%, due
                 4/28/00(a)                                                 3,807,369
$     918,915  First Union National Bank Time Deposit, 5.8125%, due
                 3/01/00(a)                                                   918,915
$   1,378,371  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)      1,378,371
    1,610,799  Merrimac Cash Fund Premium Class(a)                          1,610,799
$   4,500,000  Prudential Securities Group, Inc. Master Note, 6.1875%,
                 due 3/10/00(a)                                             4,500,000
                                                                        -------------
                                                                           12,215,454
                                                                        -------------
               U.S. GOVERNMENT -- 0.7%
$   1,000,000  U.S. Treasury Bill, 5.689%, due 6/29/00(b)                     981,300
                                                                        -------------

              See accompanying notes to the financial statements.
14

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 0.6%
$     782,935  Salomon Smith Barney, Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of $783,042
               and an effective yield of 4.95%, collaterized by a U.S.
               Treasury Obligation with a rate of 8.125%, maturity
               date of 8/15/19 and market value, including accrued
               interest, of $798,594.                                         782,935
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $13,980,189)             13,979,689
                                                                        -------------
               TOTAL INVESTMENTS -- 109.1%
               (Cost $98,450,631)                                         149,831,281

               Other Assets and Liabilities (net) -- (9.1%)               (12,541,472)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 137,289,809
                                                                        =============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

              See accompanying notes to the financial statements.             15

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $98,450,631) (Note 1)          $149,831,281
   Receivable for investments sold                                 213,716
   Dividends and interest receivable                                33,672
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 60,750
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              13,399
                                                              ------------
      Total assets                                             150,152,818
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)            12,215,454
   Payable for Fund shares repurchased                             552,623
   Payable to affiliate for (Note 2):
      Management fee                                                32,702
      Shareholder service fee                                       14,870
   Accrued expenses                                                 47,360
                                                              ------------
      Total liabilities                                         12,863,009
                                                              ------------
NET ASSETS                                                    $137,289,809
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $ 78,147,374
   Accumulated undistributed net realized gain                   7,461,400
   Net unrealized appreciation                                  51,681,035
                                                              ------------
                                                              $137,289,809
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $137,289,809
                                                              ============

SHARES OUTSTANDING:
   Class III                                                     8,138,248
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      16.87
                                                              ============

16            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $135)               $   425,232
   Interest (including securities lending income of $63,677)      318,817
                                                              -----------
      Total income                                                744,049
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        430,598
   Custodian and transfer agent fees                               98,648
   Audit fees                                                      35,211
   Legal fees                                                       2,418
   Registration fees                                                2,045
   Trustees fees (Note 2)                                           1,316
   Miscellaneous                                                    2,839
   Fees waived or borne by Manager (Note 2)                      (142,477)
                                                              -----------
                                                                  430,598
   Shareholder service fee (Note 2)
      Class III                                                   195,726
                                                              -----------
      Net expenses                                                626,324
                                                              -----------
            Net investment income                                 117,725
                                                              -----------

REALIZED AND UNREALIZED GAIN:
   Net realized gain on:
      Investments                                              17,159,965
      Closed futures contracts                                    734,429
                                                              -----------

         Net realized gain                                     17,894,394
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              46,528,581
      Open futures contracts                                      315,245
                                                              -----------

         Net unrealized gain                                   46,843,826
                                                              -----------

      Net realized and unrealized gain                         64,738,220
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $64,855,945
                                                              ===========

              See accompanying notes to the financial statements.             17

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    117,725       $    644,666
   Net realized gain                                         17,894,394         10,411,205
   Change in net unrealized appreciation (depreciation)      46,843,826        (29,532,766)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               64,855,945        (18,476,895)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (266,924)          (535,430)
                                                           ------------       ------------
      Total distributions from net investment income           (266,924)          (535,430)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (9,060,286)       (10,987,255)
                                                           ------------       ------------
      Total distributions from net realized gains            (9,060,286)       (10,987,255)
                                                           ------------       ------------
                                                             (9,327,210)       (11,522,685)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (48,222,297)      (239,630,042)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (48,222,297)      (239,630,042)
                                                           ------------       ------------
      Total increase (decrease) in net assets                 7,306,438       (269,629,622)
NET ASSETS:
   Beginning of period                                      129,983,371        399,612,993
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $0 and $109,236,
    respectively)                                          $137,289,809       $129,983,371
                                                           ============       ============

18            See accompanying notes to the financial statements.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                               ---------------------------------------
                                                 2000      1999      1998      1997*
                                               --------  --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.88  $  12.28  $   9.82  $  10.00
                                               --------  --------  --------  --------

Income from investment operations:
   Net investment income                           0.01      0.03      0.05      0.01
   Net realized and unrealized gain (loss)         7.02     (0.98)     3.43     (0.19)
                                               --------  --------  --------  --------

      Total from investment operations             7.03     (0.95)     3.48     (0.18)
                                               --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                     (0.03)    (0.02)    (0.06)       --
   In excess of net investment income                --        --     (0.01)       --
   From net realized gains                        (1.01)    (0.43)    (0.95)       --
                                               --------  --------  --------  --------

      Total distributions                         (1.04)    (0.45)    (1.02)       --
                                               --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                 $  16.87  $  10.88  $  12.28  $   9.82
                                               ========  ========  ========  ========
TOTAL RETURN(a)                                   67.27%    (8.20)%    36.66%    (1.80)%+

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $137,290  $129,983  $399,613  $159,898
   Net expenses to average daily net assets        0.48%     0.48%     0.48%     0.48%**
   Net investment income to average daily net
     assets                                        0.09%     0.21%     0.47%     0.70%**
   Portfolio turnover rate                          122%      113%      132%       13%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:              $   0.01  $   0.03  $   0.03  $   0.01

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
*    Period from December 31, 1996 (commencement of operations) to February 28,
     1997.
**   Annualized.
+    Not annualized.

              See accompanying notes to the financial statements.             19

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Growth Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is the Russell 2500 Growth Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $11,836,035, collateralized by cash in the amount of $12,215,454, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 29, 2000, there were no open swap agreements.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. The differences are primarily due to the classification of distributions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
              $39,963           $(39,963)         $     --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $34,968 in purchase premiums and $321,811 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .50% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .33% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $1,316. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $151,598,478 and $201,237,382, respectively.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $99,309,257      $60,064,790       $(9,542,766)     $50,522,024

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 31.1% of the outstanding shares of the Fund were held by one shareholder.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                           February 29, 2000          February 28, 1999
                                                        ------------------------  --------------------------
                                                          Shares       Amount       Shares        Amount
         Class III:                                     ----------  ------------  -----------  -------------
         Shares sold                                       565,817  $  6,993,580    3,439,182  $  39,799,712
         Shares issued to shareholders
           in reinvestment of distributions                692,802     9,146,296      907,024     11,146,358
         Shares repurchased                             (5,062,220)  (64,362,173) (24,951,990)  (290,576,112)
                                                        ----------  ------------  -----------  -------------
         Net decrease                                   (3,803,601) $(48,222,297) (20,605,784) $(239,630,042)
                                                        ==========  ============  ===========  =============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

                      Number of
                      Contracts                                   Type
         -----------------------------------  ---------------------------------------------

                        Buys
                          6                   Russell 2000

                      Number of                                                      Contract   Net Unrealized
                      Contracts                     Expiration Date                   Value      Appreciation
         --------------------------  ---------------------------------------------  ----------  --------------
                        Buys
                          6          March 2000                                     $1,739,250     $300,385
                                                                                                   ========

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 34.5% of distributions as net capital gain dividends.

GMO SMALL CAP GROWTH FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Growth Fund returned 67.3% for the fiscal year ended February 29, 2000 as compared to 11.7% for the S&P 500 and 105.5% for the Russell 2500 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

For the fiscal year, small capitalization growth stocks outperformed all other market capitalization bands in the U.S. market. Market returns were driven by the lofty returns of a small number of technology and telecommunications stocks. The majority of the other sectors in the Russell 2500 Growth Index besides technology, telecommunications and integrated oils posted negative returns for the fiscal year, including consumer staple, consumer discretionary, financial services and auto/transportation stocks.

Though performance was strong on an absolute basis, the Fund significantly underperformed its benchmark for the fiscal year. The performance shortfall was attributed both to weak sector and stock selection. The Fund's focus on more reasonably priced stocks within all other sectors of the small cap market beside technology detracted from performance as many of these sectors posted negative returns.

The GMO Small Cap Growth Fund selects stocks based on three strategies: the trend in consensus analyst estimates, price momentum and earnings surprise. Using these strategies, we favor the stocks of companies that have had upward revisions in earnings expectations, strong price momentum and positive earnings surprises. Although on a long-term basis our strategies for selecting small cap growth stocks have added value, two out of the three strategies fared poorly in the fiscal year. The price momentum strategy added value while the earnings momentum and earnings surprise strategies underperformed. Stock selection was particularly weak among technology, telephone utilities, consumer discretionary and financial services stocks.

OUTLOOK

We do not expect the strong performance of Internet stocks to persist indefinitely. Accordingly, we expect our strategy of focusing on more reasonably priced small cap growth stocks to generate much better returns relative to the benchmark. In our asset allocation accounts, while we are overweight in small cap stocks relative to large cap stocks, we strongly prefer the small cap value sector of the market to small cap growth.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
    GMO SMALL CAP GROWTH FUND CLASS III SHARES AND THE RUSSELL 2500 GROWTH INDEX
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                 12/31/96
1yr           5yr         10yr (ITD)
65.61         N/A         25.27

                                     [GRAPH]

Date                                   GMO Small Cap Growth Fund-III                 Russell 2500 Growth
     12/31/96                                      9950                                    10000
      3/31/97                                      9502                                     9200
      6/30/97                                     11207                                    10696
      9/30/97                                     13388                                    12475
     12/31/97                                     12407                                    11477
      3/31/98                                     13983                                    12755
      6/30/98                                     13756                                    12133
      9/30/98                                     10718                                     9438
     12/31/98                                     13125                                    11831
      3/31/99                                     12381                                    11707
      6/30/99                                     13791                                    13675
      9/30/99                                     13477                                    13201
     12/31/99                                     17113                                    18398
      2/29/00                                     20401                                    22987

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

gg
GMO REIT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO REIT FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO REIT Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           REAL ESTATE INVESTMENTS -- 97.5%
           COMMON STOCKS -- 10.1%
           DIVERSIFIED -- 1.9%
   92,500  Catellus Development Corp*                                 1,138,906
   50,000  St. Joe Co                                                 1,209,375
                                                                    -----------
                                                                      2,348,281
                                                                    -----------
           LODGING -- 5.5%
  255,000  Starwood Hotels and Resorts Worldwide Inc                  5,721,562
  374,871  Wyndham International Inc, Class A*                          890,319
                                                                    -----------
                                                                      6,611,881
                                                                    -----------
           OFFICE -- 2.4%
   43,800  Brookfield Properties Corp                                   451,687
  165,000  Trizec Hahn Corporation                                    2,444,062
                                                                    -----------
                                                                      2,895,749
                                                                    -----------
           UTILITIES -- 0.3%
   20,000  Reliant Energy Inc                                           411,250
                                                                    -----------

           TOTAL COMMON STOCKS (COST $26,960,638)                    12,267,161
                                                                    -----------
           PREFERRED STOCKS -- 0.2%
           OFFICE -- 0.2%
   10,000  Reckson Associates Realty Corp 7.625%                        185,625
                                                                    -----------

           TOTAL PREFERRED STOCKS (COST $193,525)                       185,625
                                                                    -----------
           REAL ESTATE INVESTMENT TRUSTS -- 87.2%
           APARTMENTS -- 12.0%
   75,000  Apartment Investment & Management Co, Class A              2,775,000
   26,300  BRE Properties Inc                                           621,337
   82,500  Cornerstone Realty Income Trust                              825,000
  135,000  Equity Residential Properties Trust                        5,391,543
   29,600  Gables Residential Trust                                     651,200
   25,000  Mid America Apartment Community                              571,875
   27,500  Smith (Charles E) Residential                                960,781
   37,500  Summit Properties Inc                                        712,500
  157,500  United Dominion Realty Trust Inc                           1,575,000

              See accompanying notes to the financial statements.              1

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           APARTMENTS -- CONTINUED
   17,500  Walden Residential Properties Inc                            403,594
                                                                    -----------
                                                                     14,487,830
                                                                    -----------
           DIVERSIFIED -- 16.1%
   90,000  Colonial Properties Trust                                  2,244,375
  412,500  Crescent Real Estate Equities                              7,038,281
   75,000  Glenborough Realty Trust Inc                               1,120,312
   50,000  Meditrust Corp                                               140,625
  115,000  The Rouse Company                                          2,515,625
  207,500  Vornado Realty Trust                                       6,341,719
                                                                    -----------
                                                                     19,400,937
                                                                    -----------
           FACTORY OUTLET -- 0.5%
   20,000  Chelsea GCA Realty Inc                                       530,000
   17,500  Prime Retail Inc                                              40,469
                                                                    -----------
                                                                        570,469
                                                                    -----------
           INDUSTRIAL -- 6.7%
   57,500  Eastgroup Properties Inc                                   1,132,031
   90,000  First Industrial Realty Trust                              2,340,000
   82,500  Liberty Property Trust                                     1,871,719
  149,000  Prologis Trust                                             2,691,313
                                                                    -----------
                                                                      8,035,063
                                                                    -----------
           LODGING -- 5.4%
   95,000  Felcor Lodging Trust Inc                                   1,626,875
   34,200  Hospitalities Properties Trust                               662,625
  475,000  Host Marriott Corp                                         4,215,625
                                                                    -----------
                                                                      6,505,125
                                                                    -----------
           MANUFACTURED HOUSING -- 0.6%
   29,000  Chateau Communities Inc                                      717,750
                                                                    -----------
           OFFICE -- 35.0%
   25,000  Alexandria Real Estate Equity Inc                            764,062
   42,900  Arden Realty Group Inc                                       892,856
   71,000  Bedford Property Investors                                 1,189,250
   17,500  Boston Properties Inc                                        530,469
  225,000  Brandywine Realty Trust                                    3,600,000
   45,000  CarrAmerica Realty Corp                                      956,250

2             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

 SHARES    DESCRIPTION                                               VALUE ($)
-------------------------------------------------------------------------------
           OFFICE -- CONTINUED
   62,500  Cornerstone Properties Inc                                 1,054,688
  272,500  Duke Realty Investments                                    5,007,188
  190,000  Equity Office Properties Trust                             4,548,125
  170,000  Highwood Properties Inc                                    3,559,375
   55,700  Kilroy Realty Corp                                         1,190,588
   62,800  Koger Equity Inc                                           1,110,775
  265,000  Mack-Cali Realty Corp                                      6,293,750
   73,600  Parkway Properties Inc                                     2,180,400
  105,000  Prentiss Properties Trust                                  2,159,063
   22,500  Prime Group Realty Trust                                     310,781
    5,000  PS Business Parks Inc                                        109,375
   67,500  Reckson Associates Realty Corp                             1,248,750
   24,955  Reckson Associates Realty Corp, Class B                      497,540
   42,500  SL Green Realty Corp                                         988,125
  100,000  Speiker Properties Inc                                     4,012,500
                                                                    -----------
                                                                     42,203,910
                                                                    -----------
           REGIONAL MALLS -- 7.7%
   29,800  CBL & Associates Properties Inc                              666,775
   60,000  General Growth Properties                                  1,736,250
   50,000  JP Realty Inc                                                903,125
   68,600  Macerich Co                                                1,380,575
   74,500  Mills Corp                                                 1,261,844
   42,500  Simon Property Group Inc                                     998,750
   55,600  Urban Shopping Centers Inc                                 1,542,900
   57,500  Westfield America Inc                                        812,188
                                                                    -----------
                                                                      9,302,407
                                                                    -----------
           SELF STORAGE -- 0.4%
    5,200  Public Storage Inc                                           114,725
   15,000  Shurgard Storage Centers Inc                                 354,375
                                                                    -----------
                                                                        469,100
                                                                    -----------
           SHOPPING/POWER CENTER -- 2.3%
  100,000  Developers Diversified Realty Corp                         1,150,000
   49,400  JDN Realty Corp                                              531,050
   76,780  New Plan Excel Realty Trust                                1,070,121
                                                                    -----------
                                                                      2,751,171
                                                                    -----------

              See accompanying notes to the financial statements.              3

GMO REIT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES/
PAR VALUE ($)  DESCRIPTION                                                VALUE ($)
-------------------------------------------------------------------------------------
               TRIPLE NET LEASING -- 0.5%
       37,375  Starwood Financial Inc                                         630,703
                                                                        -------------

               TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $134,518,373)    105,074,465
                                                                        -------------

               TOTAL REAL ESTATE INVESTMENTS (COST $161,672,536)          117,527,251
                                                                        -------------
               SHORT-TERM INVESTMENTS -- 5.4%
               CASH EQUIVALENTS -- 2.7%
$   1,890,780  BankBoston Eurodollar Time Deposit, 6.1175%, due
                 4/28/00(a)                                                 1,890,780
$     241,068  First Union National Bank Time Deposit, 5.8125%, due
                 3/01/00(a)                                                   241,068
$     361,602  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(a)        361,602
      711,150  Merrimac Cash Fund Premium Class(a)                            711,150
                                                                        -------------
                                                                            3,204,600
                                                                        -------------
               REPURCHASE AGREEMENT -- 2.7%
$   3,226,820  Salomon Smith Barney, Inc. Repurchase Agreement, dated
               2/29/00, due 3/1/00, with a maturity value of
               $3,227,264 and an effective yield of 4.95%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/19 and market
               value, including accrued interest, of $3,291,356.            3,226,820
                                                                        -------------

               TOTAL SHORT-TERM INVESTMENTS (COST $6,431,420)               6,431,420
                                                                        -------------
               TOTAL INVESTMENTS -- 102.9%
               (Cost $168,103,956)                                        123,958,671

               Other Assets and Liabilities (net) -- (2.9%)                (3,451,089)
                                                                        -------------
               TOTAL NET ASSETS -- 100.0%                               $ 120,507,582
                                                                        =============
               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Represents investments of security lending collateral (Note 1).

4             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $168,103,956) (Note 1)         $123,958,671
   Dividends and interest receivable                                97,638
   Receivable for expenses waived or borne by Manager
    (Note 2)                                                         5,629
                                                              ------------
      Total assets                                             124,061,938
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)             3,204,600
   Payable for Fund shares repurchased                             247,872
   Payable to affiliate for (Note 2):
      Management fee                                                52,083
      Shareholder service fee                                       14,473
   Accrued expenses                                                 35,328
                                                              ------------
      Total liabilities                                          3,554,356
                                                              ------------
NET ASSETS                                                    $120,507,582
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $182,982,556
   Accumulated undistributed net investment income               6,717,589
   Accumulated net realized loss                               (25,047,278)
   Net unrealized depreciation                                 (44,145,285)
                                                              ------------
                                                              $120,507,582
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $120,507,582
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    14,581,930
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       8.26
                                                              ============

              See accompanying notes to the financial statements.              5

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $4,586)             $ 8,112,284
   Interest (including securities lending income of $11,285)      163,011
                                                              -----------

      Total income                                              8,275,295
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        705,890
   Audit fees                                                      40,040
   Custodian and transfer agent fees                               23,572
   Registration fees                                                3,440
   Legal fees                                                       2,325
   Trustees fees (Note 2)                                           1,405
   Miscellaneous                                                    2,285
   Fees waived or borne by Manager (Note 2)                       (73,067)
                                                              -----------
                                                                  705,890
   Shareholder service fee (Note 2)
      Class III                                                   196,081
                                                              -----------
      Net expenses                                                901,971
                                                              -----------

            Net investment income                               7,373,324
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (9,323,816)
      Closed futures contracts                                     31,149
                                                              -----------

         Net realized loss                                     (9,292,667)
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (2,875,371)
      Open futures contracts                                       14,056
                                                              -----------

         Net unrealized loss                                   (2,861,315)
                                                              -----------

      Net realized and unrealized loss                        (12,153,982)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,780,658)
                                                              ===========

6             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  7,373,324       $  10,721,126
   Net realized loss                                         (9,292,667)        (12,500,837)
   Change in net unrealized appreciation (depreciation)      (2,861,315)        (60,036,287)
                                                           ------------       -------------

   Net decrease in net assets from operations                (4,780,658)        (61,815,998)
                                                           ------------       -------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (7,382,589)         (3,197,384)
                                                           ------------       -------------
      Total distributions from net investment income         (7,382,589)         (3,197,384)
                                                           ------------       -------------
   Net realized gains
      Class III                                                      --         (15,126,689)
                                                           ------------       -------------
      Total distributions from net realized gains                    --         (15,126,689)
                                                           ------------       -------------

                                                             (7,382,589)        (18,324,073)
                                                           ------------       -------------
   Net share transactions: (Note 5)
      Class III                                             (10,458,232)       (151,505,021)
                                                           ------------       -------------
   Decrease in net assets resulting from net share
    transactions                                            (10,458,232)       (151,505,021)
                                                           ------------       -------------

      Total decrease in net assets                          (22,621,479)       (231,645,092)
NET ASSETS:
   Beginning of period                                      143,129,061         374,774,153
                                                           ------------       -------------
   End of period (including accumulated undistributed
    net investment income of $6,717,589 and $7,233,108,
    respectively)                                          $120,507,582       $ 143,129,061
                                                           ============       =============

              See accompanying notes to the financial statements.              7

GMO REIT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                               ---------------------------------------
                                                 2000      1999      1998      1997*
                                               --------  --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD           $   9.13  $  12.92  $  12.62  $  10.00
                                               --------  --------  --------  --------

Income from investment operations:
   Net investment income                           0.51+     0.51+     0.53      0.24
   Net realized and unrealized gain (loss)        (0.87)    (3.36)     1.26      2.60
                                               --------  --------  --------  --------

      Total from investment operations            (0.36)    (2.85)     1.79      2.84
                                               --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                     (0.51)    (0.19)    (0.57)    (0.17)
   In excess of net investment income                --        --     (0.03)       --
   From net realized gains                           --     (0.75)    (0.89)    (0.05)
                                               --------  --------  --------  --------

      Total distributions                         (0.51)    (0.94)    (1.49)    (0.22)
                                               --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                 $   8.26  $   9.13  $  12.92  $  12.62
                                               ========  ========  ========  ========
TOTAL RETURN(a)                                   (4.69)%   (23.27)%    14.29%    28.49%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $120,508  $143,129  $374,774  $260,929
   Net expenses to average daily net assets        0.69%     0.69%     0.69%     0.69%**
   Net investment income to average daily net
     assets                                        5.64%     4.60%     4.10%     4.72%**
   Portfolio turnover rate                           13%       59%       86%       21%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:              $   0.01  $   0.03  $   0.03  $   0.02

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
*    Period from May 31, 1996 (commencement of operations) to February 28, 1997.
**   Annualized.

8             See accompanying notes to the financial statements.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO REIT Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in or exposure to real estate investment trusts ("REITS"), which are managed vehicles that invest in real estate or real estate-related assets. The Fund's benchmark is the Morgan Stanley REIT Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, the Fund held no open futures contracts.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $3,114,638, collateralized by cash in the amount of $3,204,600, which was invested in short-term instruments.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the classification of distributions from REIT securities.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(506,254)         $506,254         $       --

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      The Fund's investments in REIT equity securities may at times result in the Fund's receipt of cash in excess of its interest in the REIT's earnings. The excess amount cannot be determined by the Fund at the time of receipt. If the Fund distributes amounts which are subsequently determined to exceed REIT earnings, such amounts would constitute a return of capital to Fund shareholders for federal income tax purposes.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $166,908 in purchase premiums and $242,174 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .54% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $1,405. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $17,079,332 and $26,736,541, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $168,802,843       $360,933        $(45,205,105)    $(44,844,172)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 12.7% of the outstanding shares of the Fund were held by one shareholder.

GMO REIT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                           February 29, 2000          February 28, 1999
                                                        ------------------------  --------------------------
                                                          Shares       Amount       Shares        Amount
                                                        ----------  ------------  -----------  -------------
         Class III:
         Shares sold                                     3,881,568  $ 33,381,589    2,311,420  $  26,773,478
         Shares issued to shareholders
           in reinvestment of distributions                483,941     4,594,949    1,482,780     16,781,879
         Shares repurchased                             (5,462,918)  (48,434,770) (17,130,461)  (195,060,378)
                                                        ----------  ------------  -----------  -------------
         Net decrease                                   (1,097,409) $(10,458,232) (13,336,261) $(151,505,021)
                                                        ==========  ============  ===========  =============

GMO REIT FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      At February 29, 2000 the Fund had capital loss carryforwards available to offset future capital gains, if any, of the following amounts:

         Year of Expiration       Amount
         ------------------  -----------------
                   2007         $ 8,368,927
                   2008         $15,979,464

GMO REIT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. Jeremy Grantham, Mr. Richard Mayo and Mr. Wilson Magee are primarily responsible for the day-to-day management of the Fund's portfolio.
Mssrs. Grantham and Mayo have been with Grantham, Mayo, Van Otterloo & Co. LLC since its founding in 1977. Mr. Magee has been with GMO for three years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO REIT Fund returned -4.7% during the twelve months ended February 28, 2000. The Morgan Stanley REIT Index (MSRI) returned -1.3% while the S&P 500 returned 11.7% during the same period.

REIT INDUSTRY REVIEW

REIT performance during 1999 represented a significant improvement over 1998, but investor interest in the group continued to decline. Returns were buoyed by large dividends as stock prices, reacting to investor disinterest, fell by about 9%. Among major sectors, apartments, office and industrial property companies produced positive total returns, and were joined by the diversified and manufactured housing sectors in outperforming the benchmark. Retail property sectors were beset by investor fears about competition from internet retailing and, as a result, performed poorly. Lodging stocks also underperformed primarily due to bothersome levels of new construction in the face of declining revenue growth rates.

Economic fundamentals in both the property markets and the property companies were generally very good, driving industry cash earnings growth in excess of 10% and leading companies to raise dividends by over 4.5%. Although cash earnings growth slowed, unleveraged property cash flow growth significantly beat inflation. Many REIT managements have concluded that the return on investment in their stock was the best use of capital, so announcements of stock repurchases proliferated. To date, over 60 companies have announced buybacks and over $5.0 billion has been repurchased.

STOCK SELECTION

The managers continue to reduce the number of issuers in the portfolio and to invest in companies based more on fundamental analysis and less on quantitative methods. Property sector weightings are decided by analyzing securities valuations by sector and assessing property market trends geographically. Stock selection uses three analysis models: 1) quality adjusted growth;
2) fundamental value; and 3) asset valuation. Manager judgment is crucial to final stock selection and is generally based on quality and sustainability of cash flows, limiting capital structure risks and quality of management.

Due to the low volatility and nearly flat returns for REITs, we chose to implement these changes gradually, so portfolio turnover was quite low, at less than 20%. Sector selection was positive to relative performance for the fiscal year while stock selection was negative.

GMO REIT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

Commercial construction spending has declined from recent peaks and underlying real estate markets are fundamentally sound with supply/demand conditions in equilibrium. Rental rate growth will moderate, but should exceed inflation for most property types. Rising interest rates will effect REIT cash earnings negatively, but will likely regulate construction spending even more. More companies have been focused on stabilizing balance sheets, reducing risk and improving financial flexibility and this should diminish the effect of rising interest rates. Real estate companies are embracing new ideas and new technology that will enable them to improve customer services, increase revenues and reduce costs. The REIT Modernization Act will allow REITs to operate taxable subsidiaries beginning in 2001 and this should lead to enhanced returns on invested capital for the better managed companies.

REIT stock prices imply asset values that are below both private market property valuations and replacement costs, while REIT dividends yield over 8.5% are secure and growing rapidly. Continued cash earnings growth coupled with lower stock prices suggest that REIT valuations are very attractive. Stock buybacks should enhance forward earnings growth and, combined with limited equity issuance in 1999, reduce the supply of stock available. This bodes well for stock prices in 2000 and beyond.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             GMO REIT FUND CLASS III SHARES AND THE MORGAN STANLEY REIT INDEX
                                 AS OF FEBRUARY 29, 2000


Average Annual Total Returns
Inception 5/31/96

1yr          5yr       10yr (ITD)
-5.64       N/A        1.64

                                          [GRAPH]


        Date                                GMO REIT Fund-III               Morgan Stanley REIT Index
      5/31/96                                      9950                              10000
      6/30/96                                     10089                              10187
      9/30/96                                     10786                              10849
     12/31/96                                     12744                              13015
      3/31/97                                     12876                              13044
      6/30/97                                     13483                              13687
      9/30/97                                     15037                              15283
     12/31/97                                     15210                              15433
      3/31/98                                     14939                              15322
      6/30/98                                     14113                              14649
      9/30/98                                     11817                              13099
     12/31/98                                     11505                              12824
      3/31/99                                     11075                              12205
      6/30/99                                     12303                              13415
      9/30/99                                     10994                              12332
     12/31/99                                     10969                              12241
      2/29/00                                     10631                              12122

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO FUNDAMENTAL VALUE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Fundamental Value Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES  DESCRIPTION                                              VALUE ($)
--------------------------------------------------------------------------
        COMMON STOCKS -- 102.4%
        BANKING AND FINANCIAL SERVICES -- 15.8%
   500  Bank of America Corp                                        23,031
   700  Block (HR) Inc                                              30,712
 1,500  Washington Mutual Inc                                       33,187
                                                                 ---------
                                                                    86,930
                                                                 ---------
        HEALTH CARE -- 17.5%
 2,500  Acuson Corp*                                                33,437
 1,000  Columbia HCA Healthcare Corp                                19,312
 2,500  Tenet Healthcare Corp*                                      43,750
                                                                 ---------
                                                                    96,499
                                                                 ---------
        MACHINERY -- 5.4%
 1,500  Pall Corp                                                   29,625
                                                                 ---------
        OIL AND GAS -- 16.4%
 5,000  Gulf Canada Resources Ltd*                                  16,250
   500  Questar Corp                                                 6,969
 2,500  Unocal Corp                                                 66,875
                                                                 ---------
                                                                    90,094
                                                                 ---------
        PAPER AND ALLIED PRODUCTS -- 12.0%
 1,500  Fort James Corp                                             28,219
   500  Kimberly-Clark Corp                                         25,844
   500  St. Joe Co                                                  12,094
                                                                 ---------
                                                                    66,157
                                                                 ---------
        PHARMACEUTICALS -- 6.3%
 1,000  Schering Plough Corp                                        34,875
                                                                 ---------
        REAL ESTATE -- 2.2%
   500  Mack-Cali Realty Corp, REIT                                 11,875
                                                                 ---------
        REFINING -- 1.8%
   500  Conoco Inc, Class B                                          9,844
                                                                 ---------

              See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

SHARES  DESCRIPTION                                              VALUE ($)
--------------------------------------------------------------------------
        RETAIL TRADE -- 13.1%
   500  CVS Corp                                                    17,500
 1,500  TJX Cos Inc                                                 23,906
 2,500  Toys R Us Inc*                                              30,938
                                                                 ---------
                                                                    72,344
                                                                 ---------
        TECHNOLOGY -- 8.4%
   500  Avnet Inc                                                   33,438
 1,000  Storage Technology Corp*                                    12,750
                                                                 ---------
                                                                    46,188
                                                                 ---------
        TELECOMMUNICATIONS -- 3.5%
   500  SBC Communications Inc                                      19,000
                                                                 ---------

        TOTAL COMMON STOCKS (COST $615,225)                        563,431
                                                                 ---------
        TOTAL INVESTMENTS -- 102.4%
        (Cost $615,225)                                            563,431

        Other Assets and Liabilities (net) -- (2.4%)               (12,942)
                                                                 ---------
        TOTAL NET ASSETS -- 100.0%                               $ 550,489
                                                                 =========

        NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

2             See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $615,225) (Note 1)             $563,431
   Receivable for investments sold                              73,633
   Dividends and interest receivable                             5,599
                                                              --------
      Total assets                                             642,663
                                                              --------

LIABILITIES:
   Payable for investments purchased                            47,348
   Due to custodian                                             13,282
   Payable to affiliate for (Note 2):
      Management fee                                               277
      Shareholder service fee                                       67
   Accrued expenses and other liabilities                       31,200
                                                              --------
      Total liabilities                                         92,174
                                                              --------
NET ASSETS                                                    $550,489
                                                              ========

NET ASSETS CONSIST OF:
   Paid-in capital                                            $481,624
   Distributions in excess of net investment income           (239,226)
   Accumulated undistributed net realized gain                 360,314
   Net unrealized depreciation                                 (52,223)
                                                              --------
                                                              $550,489
                                                              ========

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $550,489
                                                              ========

SHARES OUTSTANDING:
   Class III                                                    81,855
                                                              ========

NET ASSET VALUE PER SHARE:
   Class III                                                  $   6.73
                                                              ========

              See accompanying notes to the financial statements.              3

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $8,352)             $   690,283
   Interest (including securities lending income of $2,849)        62,000
                                                              -----------
      Total income                                                752,283
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        183,059
   Audit fees                                                      16,564
   Custodian and transfer agent fees                               11,063
   Registration fees                                                2,012
   Legal fees                                                       1,071
   Trustees fees (Note 2)                                             366
   Miscellaneous                                                    1,835
   Fees waived or borne by Manager (Note 2)                       (32,911)
                                                              -----------
                                                                  183,059
   Shareholder service fee (Note 2)
      Class III                                                    45,765
                                                              -----------
      Net expenses                                                228,824
                                                              -----------
         Net investment income                                    523,459
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              21,350,704
      Foreign currency and foreign currency related
      transactions                                                   (229)
                                                              -----------

         Net realized gain                                     21,350,475
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                             (11,811,730)
      Foreign currency and foreign currency related
      transactions                                                   (498)
                                                              -----------

         Net unrealized loss                                  (11,812,228)
                                                              -----------

      Net realized and unrealized gain                          9,538,247
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $10,061,706
                                                              ===========

4             See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $    523,459       $  1,653,398
   Net realized gain                                         21,350,475         28,697,755
   Change in net unrealized appreciation (depreciation)     (11,812,228)       (26,005,231)
                                                           ------------       ------------
   Net increase in net assets from operations                10,061,706          4,345,922
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                (703,229)        (1,820,272)
                                                           ------------       ------------
      Total distributions from net investment income           (703,229)        (1,820,272)
                                                           ------------       ------------
   In excess of net investment income
      Class III                                                 (72,555)                --
                                                           ------------       ------------
      Total distributions in excess of net investment
       income                                                   (72,555)                --
                                                           ------------       ------------
   Net realized gains
      Class III                                              (4,135,387)       (43,849,538)
                                                           ------------       ------------
      Total distributions from net realized gains            (4,135,387)       (43,849,538)
                                                           ------------       ------------

                                                             (4,911,171)       (45,669,810)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (86,661,873)        (3,650,568)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (86,661,873)        (3,650,568)
                                                           ------------       ------------
      Total decrease in net assets                          (81,511,338)       (44,974,456)
NET ASSETS:
   Beginning of period                                       82,061,827        127,036,283
                                                           ------------       ------------
   End of period (including distributions in excess of
    net investment income income of $239,226 and
    accumulated undistributed net investment income of
    $179,770, respectively)                                $    550,489       $ 82,061,827
                                                           ============       ============

              See accompanying notes to the financial statements.              5

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          -------------------------------------------------
                                             2000      1999      1998      1997      1996
                                          ----------  -------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $     7.07  $ 11.92  $  16.33  $  15.04  $  12.54
                                          ----------  -------  --------  --------  --------

Income from investment operations:
   Net investment income                        0.13+    0.18      0.35      0.33      0.37
   Net realized and unrealized gain             1.92     0.19      3.90      2.53      3.26
                                          ----------  -------  --------  --------  --------

      Total from investment operations          2.05     0.37      4.25      2.86      3.63
                                          ----------  -------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                  (1.35)   (0.20)    (0.38)    (0.32)    (0.37)
   In excess of net investment income          (0.14)      --        --        --        --
   From net realized gains                     (0.90)   (5.02)    (8.28)    (1.25)    (0.76)
                                          ----------  -------  --------  --------  --------

      Total distributions                      (2.39)   (5.22)    (8.66)    (1.57)    (1.13)
                                          ----------  -------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $     6.73  $  7.07  $  11.92  $  16.33  $  15.04
                                          ==========  =======  ========  ========  ========
TOTAL RETURN(a)                                33.16%    2.30%    30.43%    20.03%    29.95%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $      550  $82,062  $127,036  $232,583  $212,428
   Net expenses to average daily net
     assets                                     0.75%    0.75%     0.75%     0.75%     0.75%
   Net investment income to average
     daily net assets                           1.72%    1.67%     1.84%     2.15%     2.61%
   Portfolio turnover rate                        54%      34%       21%       25%       34%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $     0.01  $  0.02  $   0.04  $   0.02  $   0.01

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
+    Computed using average shares outstanding throughout the period.

6             See accompanying notes to the financial statements.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Fundamental Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term capital growth primarily through investment in stocks of approximately 20-30 companies. The Fund's benchmark is the S&P 500 Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for redemptions in-kind. Gains resulting from such in-kind transactions amounted to $13,263,667.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(166,671)       $(20,638,266)      $20,804,937

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. The Manager may waive such premium to the extent that a transaction results in minimal brokerage and transaction costs to the Fund. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $751 in purchase premiums. There is no premium for cash redemptions, reinvested distributions or in-kind transactions.

      Effective April 7, 2000, the Fund will no longer charge a purchase premium.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .60% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $366. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $15,709,866 and $105,122,156, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
            $602,104          $8,745           $(47,418)        $(38,673)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 100% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                 Year Ended
                                                            February 29, 2000           February 28, 1999
                                                        --------------------------  -------------------------
                                                           Shares        Amount       Shares        Amount
         Class III:                                     ------------  ------------  -----------  ------------
         Shares sold                                          81,855  $    500,376        2,272  $     16,500
         Shares issued to shareholders
           in reinvestment of distributions                  597,068     4,179,059    5,275,741    43,852,942
         Shares repurchased                              (12,211,324)  (91,341,308)  (4,319,130)  (47,520,010)
                                                        ------------  ------------  -----------  ------------
         Net increase (decrease)                         (11,532,401) $(86,661,873)     958,883  $ (3,650,568)
                                                        ============  ============  ===========  ============

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

Mr. Richard Mayo is responsible for the management of the GMO Fundamental Value Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Fundamental Value Fund returned 33.2% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

The market the last six months has been consumed by the excitement of technology's potential spurred by the rapid development of the Internet. This has been a dilemma for valuation oriented money managers. Can many of these new companies meet the expectations now embedded in their lofty stock prices? They may grow dramatically, yet profitability is uncertain and they will be risky investments if investors' hopes are not realized.

                                    [CHART]

We have participated in this market-dominating sector by buying some companies that are perceived to be "Old Economy" but which have some exposure in the exciting sectors. A good example is Bell Atlantic: after the merger with GTE, the company will be the largest wireless provider in the United States. Valuations of independent wireless companies suggest that Bell Atlantic's stock has very little of the wireless operation's value in the current price. We bought the stock and very quickly made a 20% profit.

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

Electronic Data Systems, International Rectifier, and Corning enjoyed tremendous gains, and we reduced or eliminated these positions. We are probably unique technology investors in this regard, taking profits. However, we look at the sector as offering opportunity; and since momentum investors dominate the pricing of these stocks, even though we are trying to participate in the lower risk segments, volatile price movements can affect our investments. This view is based on our opinion that most technology stocks are over-owned and extremely valued.

Some opportunities still exist. Avnet--a semiconductor distributor--has lagged the surging semiconductor group. Now that profits are beginning to accelerate, we think the stock will be noticed and it only sells at 14x next year's projected earnings. Storage Technology is a work in progress. Profitability was postponed as the company tried to grow too fast. Management is being changed and we hope the new officers will be able to capitalize on the company's dominant position in tape storage. After year-end we added Pitney-Bowes (digitalization of the mailing process will stimulate revenues) and they may have a business-to-business market niche that may be underestimated. In technology, we are always looking for opportunities--it can't be ignored since it is now almost 35% of the S&P 500--but for the moment we prefer to be underweighted. Sometime out in the future, a 25% decline should be expected, and valuation will matter.

In seeking other opportunities, we have looked for companies with double-digit growth rates where skepticism existed about the future. CVS is the best example. Investors thought the "dot com" competitors would significantly impact its growth potential. Growth investors liquidated their positions during the last year, driving the stock down 50%. At the low you could buy 15% growth at 15x earnings. We couldn't resist and now we are pleased to see some of these investors return. The company restored some confidence with the announcement of a $1 billion stock buyback. In the health care sector we have also added Columbia Healthcare and Tenet Health where skepticism has also created opportunity. Schering-Plough fits this mold also, but was more of a trading call as a major institution liquidated their position. Kimberly-Clark is another stable growth company at a reasonable price.

The rest of the portfolio is a collection of companies with good fundamentals at record low valuations. Bank of America and H.R. Block both sell at 10-12 times earnings. The largest segment--energy--reached 15% of the portfolio and with the recent addition (after fiscal year end) of Texaco is near 20%. The investment

GMO FUNDAMENTAL VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

rationale is simple: the price of oil has gone from $20 per barrel to $30 per barrel, and since inventories are at ten-year lows, the price is not going back to $20. It is time for the price of oil to drift down and the stock prices to reverse their decline. The chart below tells the story.

                                    [CHART]

The last situation I want to mention is Toys 'R Us. This company has the ingredients we search for at this phase of the market: extremely depressed stock price, business is decent (preferably healthy), and management is agitated about their low-valuation stock. To that end, we find it fascinating that the company announced a $1 billion stock repurchase while its total market capitalization is only $3 billion. We like to see such solid confirmation of our valuation analysis, and though this may be the most dramatic example, there are others. This is how you'll be able to make money in "Old Economy" stocks. We are excited about the opportunities.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

               COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            GMO FUNDAMENTAL VALUE FUND CLASS III SHARES AND THE S&P 500 INDEX
                             AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                  10/31/91
1yr           5yr          10yr (ITD)
32.96         22.55        19.4

                                      [GRAPH]



Date                                   GMO Fundamental Value Fund-III                S&P 500
     10/31/91                                      9985                              10000
     12/31/91                                     10337                              10695
      3/31/92                                     10629                              10426
      6/30/92                                     10932                              10625
      9/30/92                                     11196                              10960
     12/31/92                                     11776                              11512
      3/31/93                                     13001                              12015
      6/30/93                                     13605                              12074
      9/30/93                                     14128                              12385
     12/31/93                                     14422                              12673
      3/31/94                                     14093                              12191
      6/30/94                                     14048                              12243
      9/30/94                                     15068                              12841
     12/31/94                                     14935                              12840
      3/31/95                                     16361                              14090
      6/30/95                                     17618                              15435
      9/30/95                                     18841                              16661
     12/31/95                                     19503                              17664
      3/31/96                                     20747                              18613
      6/30/96                                     21378                              19448
      9/30/96                                     21612                              20049
     12/31/96                                     23948                              21720
      3/31/97                                     23842                              22302
      6/30/97                                     26976                              26196
      9/30/97                                     29884                              28158
     12/31/97                                     30832                              28967
      3/31/98                                     33640                              33007
      6/30/98                                     33886                              34096
      9/30/98                                     30502                              30705
     12/31/98                                     33948                              37244
      3/31/99                                     33343                              39099
      6/30/99                                     37405                              41856
      9/30/99                                     39448                              39242
     12/31/99                                     46589                              45079
      2/29/00                                     43840                              42004

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO SMALL CAP VALUE FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Small Cap Value Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               COMMON STOCKS -- 90.0%
               ADVERTISING -- 0.1%
          800  Grey Advertising Inc                                          316,800
                                                                        ------------
               AEROSPACE -- 0.6%
       35,100  BE Aerospace Inc*                                             311,512
       17,600  Cordant Technologies Inc                                      569,800
        8,900  Curtiss Wright Corp                                           329,300
       19,600  Gencorp Inc                                                   153,125
       18,800  Kaman Corp, Class A                                           186,825
                                                                        ------------
                                                                           1,550,562
                                                                        ------------
               AUTOMOTIVE -- 1.6%
       17,300  Arvin Industries Inc                                          317,887
       10,300  Bandag Inc                                                    242,050
       14,900  Borg Warner Automotive Inc                                    476,800
       46,200  Cooper Tire & Rubber Co                                       499,537
       23,500  Dura Automotive Systems Inc*                                  306,969
       14,700  Lear Corp*                                                    310,537
       35,900  Meritor Automotive Inc                                        502,600
       17,900  Modine Manufacturing Co                                       408,344
       15,450  Monaco Coach Corp*                                            278,100
       15,650  Smith (AO) Corp, Class B                                      269,962
       14,900  Superior Industries International Inc                         355,737
       17,900  Wabash National Corp                                          250,600
                                                                        ------------
                                                                           4,219,123
                                                                        ------------
               BANKING AND FINANCIAL SERVICES -- 5.2%
       19,900  Advanta Corp, Class A                                         370,637
       13,100  Astoria Financial Corp                                        311,944
       18,800  Baldwin and Lyons Inc, Class B                                340,750
       32,800  Bancwest Corp                                                 498,150
       19,528  BOK Financial Corporation*                                    302,684
       23,000  CFS Bancorp Inc                                               202,687
       23,600  Comdisco Inc                                                  907,125
       27,800  Commercial Federal Corp                                       359,662
        7,400  Corus Bancshares Inc                                          182,225
        6,100  Dain Rauscher Corp                                            343,887
       17,216  Downey Financial Corp                                         338,940

              See accompanying notes to the financial statements.              1

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               BANKING AND FINANCIAL SERVICES -- CONTINUED
        4,100  Duff & Phelps Credit Rating Co                                327,487
        8,500  Eaton Vance Corp                                              352,219
        7,100  Financial Security Assurance Holdings Ltd                     319,500
       10,400  FINOVA Group Inc                                              297,700
       13,100  First Bancorp Puerto Rico                                     222,700
        5,000  First Citizens Bancshares, Class A                            322,500
       17,600  First Federal Financial Corp*                                 224,400
       23,400  Heller Financial Inc                                          440,212
       55,500  Imperial Credit Industries Inc*                               319,125
       13,000  Jefferies Group Inc                                           303,875
        5,400  JSB Financial                                                 260,887
       20,300  Leucadia National Corp                                        433,912
       23,600  Liberty Financial Cos                                         455,775
       11,100  Metris Companies Inc                                          287,212
       20,625  Morgan Keegan Inc                                             293,906
       31,100  Pacific Century Financial Corp                                472,331
       19,050  PMI Group Inc                                                 691,753
       25,375  Raymond James Financial Corp                                  501,156
       32,700  Resource America Inc                                          230,944
       31,300  Riggs National Corp                                           312,023
       23,900  Roslyn Bancorp Inc                                            367,462
       83,296  Sovereign Bancorp Inc                                         603,896
        8,500  Student Loan Group                                            330,437
       12,100  TCF Financial Corp                                            239,731
        8,101  UMB Financial Corp                                            272,396
        8,800  Value Line Inc                                                315,700
       24,764  Washington Federal Inc                                        379,199
                                                                        ------------
                                                                          13,737,129
                                                                        ------------
               CHEMICALS -- 2.5%
       20,700  Albemarle Corp                                                311,794
       24,500  CK Witco Corp                                                 260,312
       24,400  Cytec Industries Inc*                                         591,700
        9,400  Dexter Corp                                                   433,575
       18,600  Engelhard Corp                                                253,425
       11,850  Ferro Corp                                                    223,669
       13,800  Geon Co                                                       288,075
        8,800  Great Lakes Chemical Corp                                     255,750
       30,800  Hanna (MA) Co                                                 352,275
       51,400  IMC Global Inc                                                693,900

2             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CHEMICALS -- CONTINUED
       45,200  Kaiser Aluminum Corp*                                         257,075
       18,300  Lubrizol Corp                                                 454,069
       36,000  Millenium Chemicals Inc                                       504,000
       23,800  Mississippi Chemical Corp                                     178,500
       26,900  Olin Corp                                                     416,950
       15,800  Stepan Co                                                     323,900
       65,800  Terra Industries Inc                                          152,162
       26,700  W.R. Grace & Co*                                              268,669
       28,000  Wellman Inc                                                   521,500
                                                                        ------------
                                                                           6,741,300
                                                                        ------------
               COMPUTER AND OFFICE EQUIPMENT -- 2.7%
       11,900  Advanced Micro Devices Inc*                                   465,587
        9,300  CDW Computer Centers Inc*                                     510,337
        9,900  Everex Systems Inc(a)*                                             --
       36,900  Exabyte Corp*                                                 295,200
       57,700  Maxtor Corp*                                                  461,600
        8,300  Micros Systems Inc*                                           459,612
       32,800  Neomagic Corp*                                                177,327
       31,700  Reynolds & Reynolds Inc, Class A                              875,712
        5,100  Safeguard Scientifics Inc*                                    892,181
       11,400  Sandisk Corp*                                               1,014,600
       42,700  Silicon Graphics Inc*                                         418,994
       22,600  Sterling Software Inc*                                        810,775
        9,600  Zebra Technologies Corp*                                      639,000
                                                                        ------------
                                                                           7,020,925
                                                                        ------------
               CONSTRUCTION -- 1.3%
        9,100  Centex Construction Products Inc                              211,575
       25,100  Centex Corp                                                   494,156
       32,200  Foster Wheeler Corp                                           181,125
       38,200  Horton (DR) Inc                                               429,750
       27,300  Kaufman & Broad Home Corp                                     522,112
       36,400  McDermott International Inc                                   341,250
       23,300  Pulte Corp                                                    391,731
       14,600  Texas Industries Inc                                          438,000
       26,600  Toll Brothers Inc*                                            442,225
                                                                        ------------
                                                                           3,451,924
                                                                        ------------

              See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER GOODS -- 5.7%
       11,500  Bassett Furniture Industries Inc                              155,250
        8,641  Block Drug Co Inc, Class A                                    284,073
       15,700  Brown Shoe Co Inc                                             164,850
       72,300  Burlington Industries Inc*                                    203,344
       39,800  Callaway Golf Co                                              477,600
       58,700  Compucom Systems Inc*                                         264,150
        2,750  CoorsTek Inc*                                                  53,625
       15,500  Department 56 Inc*                                            218,937
       11,500  Enesco Group Inc                                               83,375
       14,500  Fastenal Co                                                   640,719
       13,000  Footstar Inc*                                                 320,937
       12,900  Fossil Inc*                                                   292,669
       19,500  Furniture Brands International Inc*                           313,219
       42,600  Gibson Greetings Inc*                                         343,462
       37,900  HA-LO Industries Inc*                                         402,687
       28,000  Hon Industries Inc                                            516,250
       13,281  Jones Apparel Group Inc*                                      300,483
       24,800  Justin Industries                                             447,950
       12,500  Kellwood Co                                                   210,937
       21,400  Kimball International, Class B                                325,012
       17,500  La-Z-Boy Chair Co                                             290,937
       15,915  Lancaster Colony Corp                                         473,471
       17,600  Liz Claiborne Inc                                             658,900
       23,300  Mohawk Industries Inc*                                        516,969
       41,300  Moore Corp Ltd                                                191,012
       20,700  National Service Industries                                   424,350
       37,800  Nautica Enterprises Inc*                                      399,262
       49,200  Oakley Inc*                                                   424,350
       11,050  Oneida Ltd                                                    196,137
       16,100  Osh Kosh B Gosh, Class A                                      305,900
       20,300  Pittston Brinks Group                                         362,862
       27,300  Polo Ralph Lauren Corp*                                       457,275
       31,700  Reebok International Ltd*                                     253,600
       19,100  Russell Corp                                                  263,819
        9,700  Salton Inc*                                                   457,112
        5,100  Scholastic Corp*                                              264,244
       24,700  Steelcase Inc                                                 302,575
       73,432  Sunbeam Corp*                                                 302,907
       28,700  Tech Data Corp*                                               622,431
       13,000  Tupperware Corp                                               223,437

4             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               CONSUMER GOODS -- CONTINUED
       30,100  Unifi Inc*                                                    287,831
       44,320  US Industries Inc                                             506,910
       21,300  Wallace Computer Services                                     222,319
       31,400  Warnaco Group Inc, Class A                                    341,475
       35,100  Wolverine World Wide Inc                                      403,650
                                                                        ------------
                                                                          15,173,264
                                                                        ------------
               ELECTRONIC EQUIPMENT -- 10.4%
       14,100  Adaptec Inc*                                                  578,100
       29,400  Andrew Corp*                                                  727,650
       59,700  Arrow Electronics Inc*                                      1,805,925
       28,800  Atmel Corp*                                                 1,425,600
       16,600  AVX Corp                                                    1,054,100
        9,600  C-Cube Microsystems Inc*                                      895,200
       17,300  Cable Design Technologies Corp*                               400,062
        7,500  Ciena Corp*                                                 1,198,594
        6,700  Coherent Inc*                                                 710,200
        6,300  CTS Corp                                                      406,350
       12,800  Cypress Semiconductor Corp*                                   584,000
       14,400  Dallas Semiconductor Corp                                     581,400
       20,900  Diebold Inc                                                   512,050
        7,800  DII Group Inc*                                                754,162
          840  eMerge Interactive Inc, Class A*                               44,625
        3,800  Franklin Electric Inc                                         253,175
        6,800  Hadco Corp*                                                   376,550
        6,500  Harman International Industries                               402,594
       12,100  Hubbell Inc, Class B                                          294,181
       29,500  Hussmann International Inc                                    425,906
       13,000  Imation Corp*                                                 402,187
       18,500  International Rectifier Corp*                                 774,687
       12,600  Intervoice Inc*                                               455,175
       15,600  Kemet Corp*                                                   958,425
        7,300  Lattice Semiconductor Corp*                                   512,825
       17,800  Lincoln Electric Holdings Inc                                 347,100
        7,800  Litton Industries*                                            233,512
       16,200  LSI Logic Corp*                                             1,037,812
       21,700  MEMC Electronic Materials Inc*                                378,394
       16,200  Methode Electronics, Class A                                  941,625
       10,700  Microchip Technology Inc*                                     668,081
       14,600  National Semiconductor Corp*                                1,096,825

              See accompanying notes to the financial statements.              5

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT -- CONTINUED
       26,800  Oak Technology Inc*                                           489,100
       24,400  Pioneer Standard Electronics Inc                              448,350
       24,400  SCI Systems Inc*                                              982,100
       37,100  Sensormatic Electronics Corp*                                 704,900
       22,300  Silicon Valley Group Inc*                                     564,469
        7,200  Siliconix Inc*                                                583,200
       27,700  SLI Inc*                                                      337,594
       17,800  Thomas & Betts Corp                                           399,387
       19,300  Valmont Industries Inc                                        291,912
       32,937  Vishay Intertechnology Inc*                                 1,416,291
       54,728  Zilog Inc(b)*                                                 136,393
                                                                        ------------
                                                                          27,590,768
                                                                        ------------
               ENTERTAINMENT & LEISURE -- 0.2%
       25,800  Metro Goldwyn Mayer Inc*                                      615,975
                                                                        ------------
               FOOD AND BEVERAGE -- 1.8%
        8,100  Agribrands International Inc*                                 296,156
       18,800  Corn Product International Inc                                442,975
        9,600  Dean Foods Co                                                 260,400
        2,500  Farmer Brothers Co                                            400,000
       47,700  IBP Inc                                                       596,250
       12,400  International Multifoods Corp                                 135,625
       23,600  Interstate Bakeries Corp                                      269,925
       22,600  Luby's Cafeterias Inc                                         235,887
       11,900  Michael Foods Inc                                             260,312
       23,700  Pilgrims Pride Corp                                           189,600
          790  Seaboard Corp                                                 141,410
       15,600  Smithfield Foods Inc*                                         241,800
       14,600  Suiza Foods Corp*                                             571,225
       16,900  Universal Corp                                                276,737
       21,650  Universal Foods Corp                                          391,053
                                                                        ------------
                                                                           4,709,355
                                                                        ------------
               HEALTH CARE -- 3.5%
       20,700  Apria Healthcare Group*                                       294,975
       13,700  Arrow International Inc                                       541,150
       65,400  Beverly Enterprises Inc*                                      171,675
       13,733  Bindley Western Industries Inc                                236,036

6             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               HEALTH CARE -- CONTINUED
       35,700  Coventry Health Care Inc*                                     292,294
       21,200  Dentsply International Inc                                    543,250
       20,900  First Health Group Corp*                                      504,212
       13,800  Haemonetics Corp*                                             328,612
       21,800  Health Management Associates Inc*                             234,350
        9,200  Hillenbrand Industries Inc                                    279,450
       20,600  Invacare Corp                                                 502,125
       91,500  Laboratory Corporation of America Holdings*                   366,000
       19,400  Lincare Holdings Inc*                                         454,687
       21,000  Mallinckrodt Inc                                              517,125
       32,800  Manor Care Inc*                                               284,950
       93,900  Mariner Post-Acute Network Inc*                                16,902
       43,900  Mid Atlantic Medical Services Inc*                            359,431
       15,000  Ocular Sciences Inc*                                          225,000
       15,500  Quest Diagnostics Inc*                                        531,844
       41,200  Quorum Health Group Inc*                                      366,940
       21,300  RightCHOICE Managed Care, Class A*                            315,506
       25,450  Sierra Health Services Inc*                                   155,881
       27,600  Sola International Inc*                                       138,000
       29,500  Sunrise Assisted Living Inc*                                  372,437
       26,900  Sunrise Medical Inc*                                          116,006
       15,100  Trigon Healthcare Inc*                                        482,256
       11,300  Universal Health Services, Class B*                           439,287
        9,500  Wesley Jessen Visioncare Inc*                                 273,125
                                                                        ------------
                                                                           9,343,506
                                                                        ------------
               INSURANCE -- 4.9%
        1,557  Alleghany Corp*                                               289,505
       20,400  American Financial Group Inc                                  428,400
        7,500  American National Insurance Co                                438,750
       13,900  Amerus Life Holdings Inc                                      282,344
       17,500  Argonaut Group Inc                                            332,500
      437,600  ARM Financial Group Inc, Class A                               19,692
       15,500  Berkley (WR) Corp                                             248,969
       15,300  Commerce Group Inc                                            457,087
       12,999  Delphi Financial Group Inc*                                   342,849
        7,500  Erie Indemnity Company - Class A                              232,500
       23,300  Everest Re Group Ltd                                          572,306
       18,870  Fidelity National Financial Inc                               237,054
       37,950  First American Financial Corp                                 441,169

              See accompanying notes to the financial statements.              7

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               INSURANCE -- CONTINUED
       65,410  Foundation Health Systems Inc, Class A*                       543,721
       52,830  Fremont General Corp                                          383,017
        7,000  Gallagher (Arthur J) and Co                                   357,875
       19,800  Harleysville Group Inc                                        258,637
       32,300  HCC Insurance Holdings Inc                                    411,825
       14,100  Horace Mann Educators Corp                                    218,550
       58,800  Humana Inc*                                                   400,575
       15,900  Kansas City Life Insurance Co                                 508,800
        4,800  Liberty Corp                                                  161,400
       21,600  Mercury General Corp                                          490,050
       15,700  Mony Group Inc                                                449,412
       35,300  Ohio Casualty Corp                                            436,837
       37,700  Old Republic International Corp                               440,619
       21,200  Oxford Health Plans Inc*                                      327,275
        8,800  Pacificare Health Systems Inc*                                399,850
       21,300  Presidential Life Corp                                        332,812
       16,200  Radian Group Inc                                              561,937
       86,100  Reliance Group Holdings Inc                                   382,069
        9,643  RLI Corp                                                      287,482
       22,400  Selective Insurance Group                                     345,800
        5,200  Transatlantic Holding Inc                                     366,275
       10,350  Trenwick Group Inc                                            136,491
       31,900  UICI*                                                         279,125
       38,100  Vesta Insurance Group*                                        183,356
                                                                        ------------
                                                                          12,986,915
                                                                        ------------
               LODGING -- 0.1%
      106,600  Wyndham International Inc, Class A*                           253,175
                                                                        ------------
               MACHINERY -- 4.8%
       36,700  Agco Corp                                                     403,700
       18,500  Cooper Cameron Corp*                                        1,022,125
       24,400  Cummins Engine Inc                                            812,825
       17,700  Detroit Diesel Corp                                           296,475
       22,000  Donaldson Co Inc                                              500,500
       22,300  Federal Mogul Corp                                            303,837
       19,400  Flowserve Corp                                                223,100
       14,000  FMC Corp*                                                     676,375
       14,400  Kaydon Corp                                                   331,200

8             See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MACHINERY -- CONTINUED
       22,700  Kennametal Inc                                                527,775
        8,700  Kulicke & Soffa Industries*                                   691,650
        6,400  Lam Research Corp*                                            999,200
       27,400  Milacron Inc                                                  380,175
        7,400  Nordson Corp                                                  286,750
       10,500  Novellus System Inc*                                          622,781
       13,700  Smith International Inc*                                      858,819
       30,200  SpeedFam-IPEC Inc*                                            870,137
       16,300  Stanley Works                                                 374,900
       10,600  Starrett (LS) Co, Class A                                     243,800
       10,000  Tecumseh Products Co                                          431,250
       14,900  Tecumseh Products Co, Class B                                 600,656
        9,900  Toro Co                                                       327,937
       14,000  Varian Medical Systems Inc*                                   559,125
       24,400  York International Corp                                       442,250
                                                                        ------------
                                                                          12,787,342
                                                                        ------------
               MANUFACTURING -- 3.5%
       25,000  ACX Technologies Inc*                                          79,687
       29,700  Amcast Industrial Corp                                        354,544
       26,600  American Greetings Corp                                       458,850
       15,600  Applied Power Inc, Class A                                    377,325
       16,700  Armstrong World Industries Inc                                317,300
       11,300  Ball Corp                                                     304,394
       12,400  Barnes Group Inc                                              175,925
       13,000  Blyth Industries Inc*                                         291,687
       41,000  Champion Enterprises Inc*                                     258,812
       67,612  Clayton Homes Inc                                             549,348
       29,050  Crane Co                                                      577,369
        6,000  CSS Industries Inc*                                           114,375
       60,400  General Cable Corp                                            604,000
       12,000  Gentex Corp*                                                  350,626
        7,500  Greif Brothers Corp                                           236,250
       34,300  Griffon Corp*                                                 287,262
       17,700  Harsco Corp                                                   439,181
       20,700  International Game Technology*                                368,719
       22,300  Lafarge Corp                                                  439,031
       15,800  Lydall Inc*                                                   111,587
        5,000  Mine Safety Appliances                                        317,500
       19,900  NCI Building Systems Inc*                                     300,987

              See accompanying notes to the financial statements.              9

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               MANUFACTURING -- CONTINUED
       28,200  Omnicare Inc                                                  259,087
       15,100  Owens Corning                                                 218,950
        5,900  Sequa Corp, Class A*                                          218,669
       13,200  Standex International Corp                                    208,725
       22,000  Tower Automotive Inc*                                         261,250
       22,300  Trinity Industries Inc                                        493,387
       17,100  Watts Industries Inc, Class A                                 247,950
                                                                        ------------
                                                                           9,222,777
                                                                        ------------
               METALS AND MINING -- 0.7%
       30,200  Arch Coal Inc                                                 268,025
       12,900  Cleveland Cliffs Inc                                          321,694
       11,500  Commercial Metals Co                                          317,687
        5,200  Nacco Industries Inc, Class A                                 225,875
       12,700  Southern Peru Copper Corp                                     193,675
       36,200  Timken Co                                                     518,112
                                                                        ------------
                                                                           1,845,068
                                                                        ------------
               OIL AND GAS -- 5.2%
        8,900  Apache Corp                                                   324,850
       24,300  BJ Services Co*                                             1,386,619
       11,200  Cal Dive International Inc*                                   403,200
       26,600  Ensco International Inc                                       804,650
       10,400  Equitable Resources Inc                                       392,600
      191,140  Friede Goldman International Inc*                           1,003,485
       34,900  Global Industries Limited*                                    357,725
       25,800  Global Marine Inc*                                            578,888
       17,500  Helmerich & Payne Inc                                         465,938
       43,800  KCS Energy Inc*                                                60,225
       14,000  Kerr-McGee Corp                                               626,500
       34,900  Kinder Morgan Inc                                             972,838
       18,700  Mitchell Energy, Class B                                      393,869
       32,000  Nabors Industries Inc*                                      1,148,000
       25,200  National-Oilwell Inc*                                         611,100
       36,800  Newpark Resources Inc*                                        287,500
       53,000  Ocean Energy Inc*                                             566,438
       19,500  Pogo Producing Co                                             450,938
       33,900  Pride International Inc*                                      502,144
       25,900  R&B Falcon Corp*                                              399,831

10            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               OIL AND GAS -- CONTINUED
        8,900  Seacor Smit Inc*                                              431,650
       32,600  Tidewater Inc                                                 922,988
       32,500  Varco International Inc*                                      359,531
       20,900  Veritas DGC Inc*                                              418,000
                                                                        ------------
                                                                          13,869,507
                                                                        ------------
               PAPER AND ALLIED PRODUCTS -- 2.3%
       17,800  Boise Cascade Corp                                            530,663
        6,400  Bowater Inc                                                   314,800
       16,100  Caraustar Industries Inc                                      267,663
       79,700  Ikon Office Solutions Inc                                     557,900
        5,926  Kimberly-Clark Corp                                           306,300
       31,400  Louisiana Pacific Corp                                        370,913
       29,700  Mail-Well Inc*                                                258,019
       15,500  Pentair Inc                                                   532,813
       11,200  Potlatch Corp                                                 425,600
       26,500  Rock-Tenn Co, Class A                                         298,125
       24,800  Shorewood Packaging Corp*                                     514,600
       20,121  Smurfit-Stone Container Corp*                                 274,149
       15,900  Sonoco Products Co                                            293,156
       14,900  United Stationers Inc*                                        400,438
       26,700  Wausau-Mosinee Paper Corp                                     348,769
       15,300  Westvaco Corp                                                 421,706
                                                                        ------------
                                                                           6,115,614
                                                                        ------------
               PHARMACEUTICALS -- 0.9%
       18,900  Amerisource Health Corp*                                      275,231
       49,450  Bergen Brunswig Corp, Class A                                 244,159
       31,800  Henry Schein Inc*                                             596,250
       21,900  ICN Pharmaceuticals Inc                                       435,263
       30,575  Mark IV Industries Inc                                        611,500
       29,800  Nu Skin Enterprises Inc*                                      266,338
                                                                        ------------
                                                                           2,428,741
                                                                        ------------
               PRIMARY MATERIALS -- 0.8%
       20,500  A. Schulman Inc                                               271,625
       12,900  Carlisle Cos Inc                                              427,313
        9,000  Florida Rock Industries                                       299,813
       22,400  Weatherford International Inc                               1,008,000

              See accompanying notes to the financial statements.             11

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               PRIMARY MATERIALS -- CONTINUED
        7,700  West Pharmaceutical Services Inc                              226,669
                                                                        ------------
                                                                           2,233,420
                                                                        ------------
               PRIMARY PROCESSING -- 2.6%
       52,300  AK Steel Holding Corp                                         434,744
        8,500  Ameron Inc                                                    296,438
       14,400  Belden Inc                                                    325,800
       85,200  Bethlehem Steel Corp*                                         484,575
       15,300  Carpenter Technology Corp                                     340,425
       22,300  Howmet International Inc*                                     408,369
       15,500  Lone Star Technologies Inc*                                   581,250
      125,800  LTV Corp                                                      416,713
        4,200  Maxxam Inc*                                                   123,375
       10,000  Mueller Industries Inc*                                       286,250
       37,900  National Steel Corp, Class B                                  265,300
        8,400  NCH Corp                                                      332,850
       28,300  Oregon Steel Mills Inc                                        116,738
       14,900  Precision Castparts Corp                                      384,606
       14,800  Quanex Corp                                                   315,425
       20,700  Rouge Industries Inc, Class A                                 159,131
       15,900  Ryerson Tull Inc                                              210,675
       25,513  Superior TeleCom Inc                                          318,913
       29,700  USX-US Steel Group Inc                                        649,688
       10,600  Valspar Corp                                                  347,813
                                                                        ------------
                                                                           6,799,078
                                                                        ------------
               PRINTING AND PUBLISHING -- 0.6%
       26,000  Consolidated Graphics Inc*                                    355,875
       26,100  Hollinger International Inc                                   314,831
       21,500  TV Guide Inc, Class A*                                      1,013,188
                                                                        ------------
                                                                           1,683,894
                                                                        ------------
               REAL ESTATE -- 0.8%
       34,000  Lennar Corp                                                   561,000
       26,700  Meristar Hospitality Corp, REIT                               425,531
       12,100  Parkway Properties Inc, REIT                                  358,463
       39,900  Prison Realty Trust Inc, REIT                                 204,488
       29,700  Security Capital Group, Class B, REIT*                        384,244

12            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               REAL ESTATE -- CONTINUED
       12,600  Webb (Del) Corp*                                              189,000
                                                                        ------------
                                                                           2,122,726
                                                                        ------------
               REFINING -- 0.7%
       11,400  Holly Corp                                                    151,050
       41,100  Lyondell Petro Chemical Co                                    351,919
        6,800  Murphy Oil Corp                                               344,250
       20,392  Ultramar Diamond Shamrock Corp                                442,252
       21,300  Valero Energy Corp                                            543,150
                                                                        ------------
                                                                           1,832,621
                                                                        ------------
               RETAIL TRADE -- 6.2%
      134,700  7 Eleven Inc*                                                 349,385
       29,500  Action Performance Cos Inc*                                   267,344
       16,400  Ames Department Stores Inc*                                   231,650
       14,700  Applebees International Inc                                   413,898
       13,700  BJ's Wholesale Club Inc*                                      424,700
       26,600  Borders Group Inc*                                            327,513
       24,540  Burlington Coat Factory Warehouse                             280,676
       34,100  Cash American Investments Inc                                 383,625
       32,300  CBRL Group Inc                                                298,775
       58,500  Charming Shoppes Inc*                                         351,000
       45,300  CKE Restaurants Inc                                           288,788
       18,100  Claire's Stores Inc                                           315,619
       26,900  Consolidated Stores Corp*                                     302,625
       12,000  CPI Corp                                                      295,500
       29,100  Dave and Busters Inc*                                         187,331
       18,400  Dillard's Inc                                                 319,700
       19,200  Dress Barn Inc*                                               278,400
       45,100  Goodys Family Clothing Inc*                                   315,700
       15,500  Great Atlantic & Pacific Tea Co                               363,281
        6,800  Hannaford Brothers Co                                         484,500
       62,100  Heilig Meyers Co                                              201,825
       42,500  Inacom Corp*                                                  143,438
       30,200  Ingles Markets Inc, Class A                                   330,313
       12,800  Jack in the Box Inc*                                          256,800
        9,300  Lands End Inc*                                                308,644
       35,900  Lone Star Steakhouse and Saloon Inc*                          318,613
       12,000  Michaels Stores Inc*                                          325,500

              See accompanying notes to the financial statements.             13

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               RETAIL TRADE -- CONTINUED
       25,500  Neiman Marcus Group Inc, Class A*                             543,469
       24,300  NPC International Inc*                                        200,475
       92,200  OfficeMax Inc*                                                651,163
       20,100  Outback Steakhouse Inc*                                       525,113
       14,600  Payless ShoeSource Inc*                                       576,700
       25,900  Petco Animal Supplies Inc*                                    278,425
       28,500  Phillips Van Heusen                                           197,719
       62,500  Pier 1 Imports Inc                                            546,875
       53,500  Rainforest Cafe Inc*                                          214,000
       41,400  Ross Stores Inc                                               600,300
       15,800  Ruby Tuesday Inc                                              267,613
       15,500  Ruddick Corp                                                  208,281
       33,700  Ryan's Family Steak Houses Inc*                               322,256
       23,600  Saks Inc*                                                     271,400
       19,600  Shopko Stores Inc*                                            325,850
       45,500  Spiegel Inc, Class A*                                         327,031
       25,600  The Pep Boys - Manny, Moe & Jack                              158,400
       25,500  Value City Department Stores Inc*                             336,281
       82,000  Venator Group Inc*                                            466,375
       10,900  Weismarkets Inc                                               461,206
       17,400  Whitehall Jewellers Inc*                                      340,388
        8,400  Zale Corp*                                                    316,050
                                                                        ------------
                                                                          16,500,513
                                                                        ------------
               SERVICES -- 5.8%
       42,300  Alternative Resources Corp*                                   142,763
        9,300  Amerco*                                                       159,263
        6,300  Anchor Gaming*                                                262,238
       23,325  Arctic Cat Inc                                                236,166
       27,800  Avid Technology Inc*                                          488,238
       18,000  Avis Rent a Car Inc*                                          262,125
       31,700  Aztar Corp*                                                   301,150
       12,150  Banta Corp                                                    221,738
       16,000  Berlitz International Inc*                                    246,000
       27,300  Bowne and Co Inc                                              325,894
       33,400  Buffets Inc*                                                  290,163
       15,000  Carmike Cinemas Inc, Class A*                                 117,188
        6,700  Catalina Marketing Corp*                                      570,338
        8,700  Chemed Corp                                                   256,106
        7,000  Chris Craft Industries Inc*                                   460,688

14            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               SERVICES -- CONTINUED
       26,100  Dollar Thrifty Automotive Group Inc*                          342,563
       29,900  Electro Rent Corp*                                            325,163
       36,625  Encompass Services Corp*                                      263,242
       35,400  Fleming Cos Inc                                               546,488
       21,200  Franklin Covey Co*                                            173,575
       31,900  Harrahs Entertainment Inc*                                    610,088
       19,100  Hollywood Entertainment Corp*                                 194,581
       36,100  Ingram Micro Inc*                                             390,331
       26,300  Interim Services Inc*                                         655,856
       28,600  Interpool Inc                                                 189,475
       13,200  Jacobs Engineering Group*                                     370,425
       21,300  Kelly Services, Class A                                       512,531
       38,900  Mandalay Resort Group*                                        547,031
       25,600  Manpower Inc                                                  836,800
       15,250  Marcus Corp                                                   159,172
       48,200  Modis Professional Services Inc*                              759,150
       60,500  Olsten Corp                                                   722,219
       38,300  Prime Hospitality Corp*                                       325,550
       11,500  Rent-A-Center Inc*                                            172,500
       24,600  Republic Services Inc, Class A*                               267,525
       27,600  Res-Care Inc*                                                 274,275
       26,400  Rollins Truck Leasing Corp                                    221,100
       29,800  Romac International Inc*                                      402,300
       32,300  Staff Leasing Inc*                                            185,725
       33,000  Staffmark Inc*                                                371,250
        9,600  Stone & Webster Inc                                           122,400
       24,200  Supervalu Inc                                                 415,938
       39,900  U.S. Oncology Inc*                                            164,588
       17,700  United Rentals Inc*                                           276,563
       24,100  Veterinary Centers of America Inc*                            266,606
                                                                        ------------
                                                                          15,405,068
                                                                        ------------
               TECHNOLOGY -- 5.1%
       50,800  Acclaim Entertainment Inc*                                    252,415
       30,000  Autodesk Inc                                                1,340,625
       21,608  Avnet Inc                                                   1,445,035
       21,200  Cabletron Systems Inc*                                      1,038,800
       23,000  Cambridge Technology Partners Inc*                            345,000
       21,600  Cirrus Logic Corp*                                            449,550
       23,300  Computer Horizons Corp*                                       518,425

              See accompanying notes to the financial statements.             15

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TECHNOLOGY -- CONTINUED
       13,200  Data Transmission Network Corp*                               336,600
       17,800  Datastream Systems Inc*                                       398,275
       10,000  Deluxe Corp                                                   234,375
        7,000  Dionex Corp*                                                  220,938
       13,800  Esterline Corp*                                               153,525
       22,400  G TECH Holdings Corp*                                         448,000
       28,400  Gartner Group Inc, Class A                                    406,475
       22,600  Inprise Corp*                                                 228,825
        7,500  Jack Henry and Associates Inc                                 524,063
       15,200  Keane Inc*                                                    364,800
       13,700  Mettler-Toledo International Inc*                             529,163
       21,800  Midway Games Inc*                                             322,913
       31,600  MTS Systems Inc                                               242,925
       11,100  Network Associates Inc*                                       337,856
        8,300  Plexus Corp*                                                  468,691
       26,100  Policy Management System Corp*                                231,638
       45,900  Renaissance Worldwide Inc*                                    240,975
       34,900  Structural Dynamics Research Corp*                            497,325
        5,200  Symantec Co*                                                  371,475
        5,100  Synopsys Inc*                                                 203,681
       17,250  Tektronix Inc                                               1,000,500
       31,300  Thermo Electron Corp*                                         489,063
                                                                        ------------
                                                                          13,641,931
                                                                        ------------
               TELECOMMUNICATIONS -- 0.9%
        9,780  Adtran Inc*                                                   719,441
       14,300  Aspect Communications Corp*                                   921,456
       19,600  Pacific Gateway Exchange Inc*                                 396,900
        2,300  Telephone and Data Systems Inc                                242,650
        7,300  West Teleservices*                                            144,175
                                                                        ------------
                                                                           2,424,622
                                                                        ------------
               TEXTILES -- 0.4%
       41,600  Cone Mills Corp*                                              163,800
        4,200  Crystal Brands Inc(a)                                              --
       21,050  Guilford Mills                                                194,713
       25,300  Shaw Industries Inc                                           320,994
       10,300  Springs Industries Inc, Class A                               365,006
                                                                        ------------
                                                                           1,044,513
                                                                        ------------

              See accompanying notes to the financial statements.
16

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               TRANSPORTATION -- 3.0%
       23,400  Airborne Freight Corp                                         432,900
       12,700  Alaska Air Group Inc*                                         336,550
       19,900  America West Holdings Corp, Class B*                          266,163
       17,500  American Freightways Corp*                                    190,313
       21,100  Atlantic Coast Airlines Holdings*                             377,163
       43,500  Brunswick Corp                                                769,406
        8,800  CNF Transportation Inc                                        282,150
       12,300  Continental Airlines Inc, Class B*                            388,988
       12,200  Expeditors International Washington Inc                       460,550
       23,900  Fleetwood Enterprises Inc                                     368,956
       22,000  Frontier Airlines Inc*                                        244,750
       12,700  GATX Corp                                                     395,288
       24,200  Heartland Express Inc*                                        345,607
       62,100  Laidlaw Inc, Class B                                          190,181
        7,500  Landstar System Inc*                                          421,406
        8,300  Navistar International Corp*                                  271,825
       37,300  Ryder System Inc                                              694,713
       14,800  Swift Transportation Co*                                      219,225
       15,400  US Freightways Corp                                           512,050
       17,500  Werner Enterprises Inc                                        234,063
       28,500  Wisconsin Central Transport*                                  352,688
       17,300  Yellow Corp*                                                  276,800
                                                                        ------------
                                                                           8,031,735
                                                                        ------------
               UTILITIES -- 5.1%
       13,000  Alliant Energy Corp                                           365,625
       14,300  Avista Corp                                                   429,894
       12,400  Calpine Corp*                                               1,134,600
       13,400  CH Energy Group Inc                                           382,738
       45,700  Citizens Utilities, Class B*                                  696,925
        9,900  Cleco Corp                                                    316,800
       14,300  CMP Group Inc                                                 403,975
       34,950  Connectiv Inc                                                 498,038
       35,095  Dynegy Inc                                                  1,645,078
        8,500  Eastern Utilities Associates                                  264,031
       41,200  El Paso Electric Co*                                          393,975
       19,600  Energen Corp                                                  318,500
        9,300  Hawaiian Electric Industries Inc                              267,956
       22,700  Keyspan Corp                                                  462,513
        7,300  Kinder Morgan Energy Partners                                 288,350

              See accompanying notes to the financial statements.             17

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

   SHARES      DESCRIPTION                                               VALUE ($)
------------------------------------------------------------------------------------
               UTILITIES -- CONTINUED
       19,500  MCN Corp                                                      469,219
       22,000  Midamerican Energy Holdings Co*                               761,750
       36,400  Northeast Utilities                                           684,775
       11,300  Nui Corporation                                               268,375
       18,500  Oneok Inc                                                     419,719
       28,400  Public Service Co of New Mexico                               436,650
       13,100  Puget Sound Power and Light Co                                266,094
       16,500  RGS Energy Group Inc                                          324,844
        8,300  TNP Enterprises Inc                                           358,456
       20,240  UniSource Energy Corp                                         273,240
        6,200  United Illuminating Co                                        251,875
       24,600  Utilicorp United Inc                                          402,825
       25,500  Western Gas Resources Inc                                     350,625
       29,700  Western Resources Inc                                         458,494
                                                                        ------------
                                                                          13,595,939
                                                                        ------------

               TOTAL COMMON STOCKS (COST $262,458,425)                   239,295,830
                                                                        ------------
               RIGHTS AND WARRANTS -- 0.0%
               CONSUMER GOODS -- 0.0%
        6,934  Sunbeam Corporation Warrants, Expires 08/24/03*                 8,668
                                                                        ------------

               TOTAL RIGHTS AND WARRANTS (COST $0)                             8,668
                                                                        ------------

   SHARES/
PAR VALUE ($)
-------------
               SHORT-TERM INVESTMENTS -- 15.5%
               CASH EQUIVALENTS -- 3.4%
$     667,273  First Union National Bank Time Deposit, 5.8125%, due
                 3/01/00(c)                                                  667,273
$   1,000,909  Fleet National Bank Time Deposit, 5.79%, due 3/10/00(c)     1,000,909
$     126,124  BankBoston Eurodollar Time Deposit, 6.1175%, due
                 4/28/00(c)                                                  126,124
    1,075,984  Merrimac Cash Fund Premium Class(c)                         1,075,984
$   6,000,000  Prudential Securities Group, Inc. Master Note, 6.1875%,
                 due 3/10/00(c)                                            6,000,000
                                                                        ------------
                                                                           8,870,290
                                                                        ------------

              See accompanying notes to the financial statements.
18

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

PAR VALUE ($)  DESCRIPTION                                               VALUE ($)
-------------  -------------------------------------------------------  ------------
               U.S. GOVERNMENT -- 1.8%
$   4,835,000  U.S. Treasury Bill, 5.65%, due 6/29/00(d)                   4,744,586
                                                                        ------------
               REPURCHASE AGREEMENTS -- 10.3%
$  13,716,669  Morgan Stanley Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of
               $13,718,548 and effective yield of 4.93%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.49%, maturity date of 10/12/00, and market
               value, including accrued interest, of $13,991,732.         13,716,669
                                                                        ------------

$  13,716,669  Salomon Smith Barney Inc. Repurchase Agreement, dated
               2/29/00, due 3/01/00, with a maturity value of
               $13,718,555 and an effective yield of 4.95%,
               collateralized by a U.S. Treasury Obligation with a
               rate of 8.125%, maturity date of 8/15/19 and market
               value, including accrued interest, of $13,991,002.         13,716,669
                                                                        ------------
                                                                          27,433,338
                                                                        ------------

               TOTAL SHORT-TERM INVESTMENTS (COST $41,051,501)            41,048,214
                                                                        ------------
               TOTAL INVESTMENTS -- 105.5%
               (Cost $303,509,926)                                       280,352,712

               Other Assets and Liabilities (net) -- (5.5%)              (14,575,169)
                                                                        ------------
               TOTAL NET ASSETS -- 100.0%                               $265,777,543
                                                                        ============

               NOTES TO THE SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

(a)  Bankrupt issuer.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(c)  Represents investments of security lending collateral (Note 1).

(d) Security has been segregated to cover margin requirements on open financial futures contracts (Note 1 and 6).

              See accompanying notes to the financial statements.             19

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $303,509,926) (Note 1)         $280,352,712
   Cash                                                          6,451,177
   Receivable for investments sold                               1,332,000
   Dividends and interest receivable                               300,732
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                999,700
   Receivable for open swap contracts (Notes 1 and 6)              642,213
   Receivable for expenses waived or borne by Manager (Note
    2)                                                              25,151
                                                              ------------
      Total assets                                             290,103,685
                                                              ------------

LIABILITIES:
   Payable upon return of securities loaned (Note 1)             8,870,290
   Payable for Fund shares repurchased                          15,294,121
   Payable to affiliate for (Note 2):
      Management fee                                                72,083
      Shareholder service fee                                       32,780
   Accrued expenses                                                 56,868
                                                              ------------

      Total liabilities                                         24,326,142
                                                              ------------
NET ASSETS                                                    $265,777,543
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $285,540,044
   Accumulated undistributed net investment income                 525,151
   Accumulated net realized gain                                 1,331,045
   Net unrealized depreciation                                 (21,618,697)
                                                              ------------
                                                              $265,777,543
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $265,777,543
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    21,422,932
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      12.41
                                                              ============

20            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of withholding taxes of $3,884)             $ 4,591,036
   Interest (including securities lending income of $88,986)      831,656
                                                              -----------
         Total income                                           5,422,692
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                      1,119,033
   Custodian and transfer agent fees                              134,459
   Audit fees                                                      44,141
   Legal fees                                                       6,826
   Trustees fees (Note 2)                                           3,826
   Registration fees                                                2,159
   Miscellaneous                                                    4,754
   Fees waived or borne by Manager (Note 2)                      (196,165)
                                                              -----------
                                                                1,119,033
   Shareholder service fee (Note 2)
      Class III                                                   508,651
                                                              -----------
      Net expenses                                              1,627,684
                                                              -----------

         Net investment income                                  3,795,008
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              12,096,326
      Closed futures contracts                                  4,078,662
      Closed swap contracts                                    (8,074,003)
                                                              -----------

         Net realized gain                                      8,100,985
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              20,413,352
      Open futures contracts                                    1,121,270
      Open swap contracts                                       2,047,340
                                                              -----------

         Net unrealized gain                                   23,581,962
                                                              -----------

      Net realized and unrealized gain                         31,682,947
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $35,477,955
                                                              ===========

              See accompanying notes to the financial statements.             21

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  3,795,008       $  5,029,707
   Net realized gain                                          8,100,985         83,696,862
   Change in net unrealized appreciation (depreciation)      23,581,962       (162,379,486)
                                                           ------------       ------------
   Net increase (decrease) in net assets from
    operations                                               35,477,955        (73,652,917)
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (3,821,691)        (5,866,332)
                                                           ------------       ------------
      Total distributions from net investment income         (3,821,691)        (5,866,332)
                                                           ------------       ------------
   Net realized gains
      Class III                                             (10,205,405)      (102,038,674)
                                                           ------------       ------------
      Total distributions from net realized gains           (10,205,405)      (102,038,674)
                                                           ------------       ------------
                                                            (14,027,096)      (107,905,006)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                            (103,356,983)      (240,370,696)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                           (103,356,983)      (240,370,696)
                                                           ------------       ------------
      Total decrease in net assets                          (81,906,124)      (421,928,619)
NET ASSETS:
   Beginning of period                                      347,683,667        769,612,286
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $525,151 and $552,066,
    respectively)                                          $265,777,543       $347,683,667
                                                           ============       ============

22            See accompanying notes to the financial statements.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  11.69  $  18.28  $  15.89  $  13.89  $  13.61
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.15      0.18      0.27      0.28      0.23
   Net realized and unrealized gain
     (loss)                                   1.11     (2.50)     4.85      2.32      3.20
                                          --------  --------  --------  --------  --------

      Total from investment operations        1.26     (2.32)     5.12      2.60      3.43
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.14)    (0.19)    (0.29)    (0.27)    (0.23)
   From net realized gains                   (0.40)    (4.08)    (2.44)    (0.33)    (2.92)
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.54)    (4.27)    (2.73)    (0.60)    (3.15)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $  12.41  $  11.69  $  18.28  $  15.89  $  13.89
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                              10.66%   (14.74)%    34.43%    19.12%    27.18%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $265,778  $347,684  $769,612  $655,373  $231,533
   Net expenses to average daily net
     assets                                   0.48%     0.48%     0.48%     0.48%     0.48%
   Net investment income to average
     daily net assets                         1.12%     0.99%     1.51%     2.15%     1.67%
   Portfolio turnover rate                      50%       49%       56%       58%      135%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.04  $   0.04  $   0.03  $   0.02

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.

              See accompanying notes to the financial statements.             23

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Small Cap Value Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks long-term growth of capital. The Fund's benchmark is GMO Russell 2500 Value + Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      FUTURES CONTRACTS
      The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      SECURITY LENDING
      The Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $8,477,207, collateralized by cash in the amount of $8,870,290, which was invested in short-term instruments.

      SWAP AGREEMENTS
      The Fund may enter into swap agreements to manage its exposure to the equity markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into equity swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund also enters into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of the open swap agreements as of February 29, 2000.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are due to differing treatments for redemptions in-kind. Gains resulting from such in-kind transactions amounted to $1,045,273.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
               $(232)           $920,231          $(919,999)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases and fee on redemptions of Fund shares is .50% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $136,891 in purchase premiums and $670,299 in redemption fees. There is no premium for reinvested distributions or in-kind transactions.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the accrual rate of .50% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .33% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $3,826. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $160,626,903 and $293,306,994, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $315,872,348     $38,989,356       $(74,508,992)    $(35,519,636)

4.    PRINCIPAL SHAREHOLDER

      At February 29, 2000, 24.56% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                   Year Ended
                                                             February 29, 2000            February 28, 1999
                                                        ---------------------------  ---------------------------
                                                           Shares        Amount         Shares        Amount
         Class III:                                     ------------  -------------  ------------  -------------
         Shares sold                                       2,179,613  $  27,387,551     6,086,481  $  84,771,299
         Shares issued to shareholders
           in reinvestment of distributions                  987,722     12,477,700     7,418,240    103,948,872
         Shares repurchased                              (11,478,311)  (143,222,234)  (25,867,398)  (429,090,867)
                                                        ------------  -------------  ------------  -------------
         Net decrease                                     (8,310,976) $(103,356,983)  (12,362,677) $(240,370,696)
                                                        ============  =============  ============  =============

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FUTURES CONTRACTS

         Number of                                                                                                  Contract
         Contracts                      Type                                      Expiration Date                    Value
         ---------  ---------------------------------------------  ---------------------------------------------  ------------

           Buys
             48                     Russell 2000                                    March 2000                    $13,914,000

         Number of  Net Unrealized
         Contracts   Appreciation
         ---------  --------------
           Buys
             48        $896,304
                       ========

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on open futures contracts.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

          Notional Amount   Expiration                                                      Net Unrealized
         Fund/Counterparty     Date                        Description                       Appreciation
         -----------------  ----------  --------------------------------------------------  --------------
           $12,930,095/
             12,069,505       7/21/00   Agreement with Lehman Brothers Finance S.A. dated      $202,292
                                        7/16/99 to pay (receive) the notional amount
                                        multiplied by the return on the Standard & Poor's
                                        500 Index (including dividends) less the notional
                                        amount multiplied by 3 month LIBOR adjusted by a
                                        specified spread and to receive (pay) the change
                                        in market value of a basket of selected securities
                                        (including dividends) less the counterparty's
                                        notional amount multiplied by 3 month LIBOR
                                        adjusted by a specified spread.
            21,973,375/
             24,811,159       7/21/00   Agreement with Deutsche Bank AG dated 7/20/99 to        439,921
                                        pay (receive) the notional amount multiplied by
                                        the return on the Standard & Poor's 500 Index
                                        (including dividends) less the notional amount
                                        multiplied by 3 month LIBOR adjusted by a
                                        specified spread and to receive (pay) the change
                                        in market value of a basket of selected securities
                                        (including dividends) less the counterparty's
                                        notional amount multiplied by 3 month LIBOR
                                        adjusted by a specified spread.
                                                                                               --------
                                                                                               $642,213
                                                                                               ========

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 72.75% of the distributions as net capital gain dividends.

GMO SMALL CAP VALUE FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Robert Soucy are primarily responsible for the day-to-day management of the Fund's portfolio. Mssrs. Grantham and Darnell have each been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years; Mr. Soucy for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Small Cap Value Fund returned 10.7% for the fiscal year ended February 29, 2000, as compared to 11.7% for the S&P 500 and 7.4% for the Russell 2500 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was primarily invested in common stocks throughout the period.

Technology was by far the strongest performing sector in the Russell 2500 Value Index. Healthcare stocks, particularly biotechnology stocks, were also strong performers during this period. On the other hand, auto/ transportation, consumer staple and financial services stocks posted negative returns.

Sector selection was positive for the year. The Fund maintained an overweight position in technology stocks for most of the fiscal year, as well as an underweight in financial services. This positioning contributed 750 basis points in aggregate. The slight overweight in healthcare stocks also added value. Detracting from performance were the overweight positions in consumer discretionary (retail), telephone utilities, auto/ transportation and multi-industry stocks.

Stock selection detracted from performance for the fiscal year. Selection among financial services and healthcare (drug) stocks was particularly weak, detracting -440 basis points in aggregate. Stock selection was also weak, albeit to a lesser extent, in materials/processing and producer durable stocks. Weak stock selection offset positive selection among auto/ transportation, energy and consumer staple stocks. In aggregate, stock selection in these industries contributed 130 basis points for the fiscal year.

The INTRINSIC VALUE, BOOK VALUE and CASH FLOW stock selection strategies all added value while the PRICE-TO-SALES strategy was weak.

OUTLOOK

Small cap stocks, particularly small cap value stocks, are undervalued relative to the rest of the U.S. equity market. The Fund is positioned to take advantage of the valuation spread, and we are overweight with respect to smaller stocks in the Russell 2500 benchmark.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

               COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         GMO SMALL CAP FUND CLASS III SHARES AND THE RUSSELL 2500 VALUE INDEX
                              AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                 12/31/91
1yr           5yr         10yr (ITD)
9.56          13.71       14.69

                                          [GRAPH]

Date                                 GMO Small Cap Value Fund-III             Russell 2500 Value          GMO Russell 2500 Value +
     12/31/91                                    9950                                 10000                         10000
      3/31/92                                   10965                                 10844                         10427
      6/30/92                                   10975                                 10827                          9954
      9/30/92                                   11215                                 11151                         10226
     12/31/92                                   12360                                 12490                         11617
      3/31/93                                   13396                                 13619                         12168
      6/30/93                                   13580                                 13873                         12423
      9/30/93                                   14355                                 14739                         13303
     12/31/93                                   14851                                 14899                         13540
      3/31/94                                   14701                                 14665                         13240
      6/30/94                                   14229                                 14525                         12772
      9/30/94                                   15491                                 15225                         13700
     12/31/94                                   15422                                 14706                         13409
      3/31/95                                   16364                                 15627                         14400
      6/30/95                                   17499                                 17016                         15683
      9/30/95                                   19190                                 18378                         17190
     12/31/95                                   19628                                 19082                         17660
      3/31/96                                   20802                                 19944                         18694
      6/30/96                                   21509                                 20555                         19472
      9/30/96                                   22074                                 21192                         19911
     12/31/96                                   23585                                 23317                         21019
      3/31/97                                   23402                                 23505                         21188
      6/30/97                                   27021                                 26836                         24190
      9/30/97                                   30956                                 30175                         27200
     12/31/97                                   30595                                 31033                         27974
      3/31/98                                   34005                                 33994                         30643
      6/30/98                                   32855                                 32775                         29543
      9/30/98                                   26839                                 27375                         24676
     12/31/98                                   30605                                 30434                         27434
      3/31/99                                   27630                                 27997                         25236
      6/30/99                                   32671                                 32480                         29278
      9/30/99                                   29740                                 29671                         26746
     12/31/99                                   31508                                 30883                         27838
      2/29/00                                   30634                                 30110                         27141

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 50 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. BOND/GLOBAL ALPHA A FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Bond/Global Alpha A Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    DEBT OBLIGATIONS -- 101.9%
                    ALBANIA -- 2.3%
USD     15,681,227  Republic of Albania Par Bond, Zero Coupon, due
                      08/31/25                                            2,783,418
                                                                        -----------
                    AUSTRIA -- 0.7%
GBP        500,000  Bank Austria AG Series EMTN, 8.38%, due 11/04/11        870,416
                                                                        -----------
                    BRAZIL -- 0.7%
USD      1,000,000  Brazil Discount ZL Bond, Variable Rate, 6 mo.
                      LIBOR + .81%, 6.94%, due 04/15/24                     781,250
                                                                        -----------
                    BULGARIA -- 0.3%
USD      2,000,000  Bulgaria Discount Series B Interest Strips, Basket
                      2, 0.00%, due 07/28/24                                358,000
                                                                        -----------
                    CAYMAN ISLANDS -- 3.7%
USD      5,000,000  Pemex Finance Ltd. Series 1A1 Class A2, 144A,
                      6.30%, due 05/15/10                                 4,460,000
                                                                        -----------
                    GERMANY -- 1.7%
GBP      2,000,000  Schweiz Bankgesellschaft, Zero Coupon, due
                      03/31/06                                            2,083,253
                                                                        -----------
                    JORDAN -- 0.1%
USD        250,000  Hashemite Kingdom of Jordan Par Bond,
                      Variable Rate, Step Up, 144A, 6.00%, due
                      12/23/23                                              169,375
                                                                        -----------
                    MEXICO -- 6.5%
FRF     44,500,000  Mexico Par Bond, 6.63%, due 12/31/19                  5,772,317
CHF      5,000,000  Mexico Par Bond, 3.75%, due 12/31/19                  2,019,150
                                                                        -----------
                                                                          7,791,467
                                                                        -----------
                    NIGERIA -- 0.4%
USD        987,181  Central Bank of Nigeria Par Bond Odd Lot,
                      Variable Rate, Step Up, 6.25%, due 11/15/20(a)        510,866
                                                                        -----------
                    SUPRA NATIONAL -- 0.8%
AUD     11,800,000  European Bank for Reconstruction and Development,
                      Zero Coupon, due 02/10/28                             921,890
                                                                        -----------

              See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    SWEDEN -- 0.4%
SEK      3,700,000  Kingdom of Sweden, 6.00%, due 02/09/05                  427,228
                                                                        -----------
                    UNITED STATES -- 84.3%
                    ASSET BACKED SECURITIES -- 58.6%
USD      3,000,000  American Express Credit Account Master Trust
                      Series 99-6 Class A, Variable Rate, 1 mo. LIBOR
                      + .20%, 6.09%, due 03/15/05                         3,004,805
USD      9,000,000  American Express Credit Account Master Trust
                      Series 99-5 Class A, Variable Rate, 1 mo. LIBOR
                      + .24%, 6.13%, due 02/15/07                         9,028,125
USD      1,000,000  BEA CBO Series 98-1A Class A2A, 144A, 6.72%, due
                      06/15/10                                              903,594
USD     20,500,000  Big Flower Receivables Master Trust Series 96-2
                      Class A,
                      Variable Rate, LIBOR + .25%, 6.13%, due 04/25/03   20,192,500
USD      7,430,000  Brazos Student Loan Finance Corp Series 96-B Class
                      A4,
                      Variable Rate, 3 mo. U.S. Treasury Bill + .50%,
                      6.21%, due 12/01/02                                 7,421,873
USD      2,800,000  Cigna CBO Ltd Series 96-1 Class A2, 144A, 6.46%,
                      due 11/15/08                                        2,786,000
USD      5,000,000  Discover Card Master Trust I Series 00-1 Class A,
                      Variable Rate, 1 mo. LIBOR + .17%, 6.06%, due
                      08/16/07                                            4,998,828
USD      4,492,655  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                      Variable Rate, Step Up, 6.62%, due 07/15/09         4,169,043
USD      3,000,000  NPF VI, Inc. Series 99-1 Class A, 144A, 6.25%, due
                      02/01/03                                            2,919,000
USD      3,000,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2,
                      144A,
                      Variable Rate, Step Up, 6.33%, due 09/15/09         2,953,125
USD     10,000,000  Shyppco 98-1 A2B, 6.64%, due 06/15/10(b)              9,125,000
USD      3,000,000  Starvest Emerging Markets CBO-I Series 1A, Class
                      A,
                      Variable Rate, 6 mo. LIBOR + .19%, 144A, 6.41%,
                      due 07/30/11                                        2,921,719
                                                                        -----------
                                                                         70,423,612
                                                                        -----------
                    STRUCTURED NOTES -- 2.4%
USD      2,950,000  Polaris Funding Company,
                      Variable Rate, 1 mo. LIBOR + .45%, 6.34%, due
                      01/07/05                                            2,889,617
                                                                        -----------
                    U.S. GOVERNMENT -- 11.3%
USD     10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/10(a)         4,994,782
USD     10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/12(a)         4,369,983
USD     10,100,000  U.S. Treasury 0.00% Receipts, due 08/15/12(a)         4,236,386
                                                                        -----------
                                                                         13,601,151
                                                                        -----------

              See accompanying notes to the financial statements.
2

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCY -- 12.0%
USD      5,000,000  Federal Home Loan Bank,
                      Variable Rate, CPI + 3.15%, 5.66%, due
                      02/15/02(c)                                         4,865,450
USD     10,000,000  Government National Mortgage Association, TBA,
                      7.00%                                               9,571,875
                                                                        -----------
                                                                         14,437,325
                                                                        -----------

                    TOTAL UNITED STATES                                 101,351,705
                                                                        -----------

                    TOTAL DEBT OBLIGATIONS (COST $128,808,778)          122,508,868
                                                                        -----------
                    LOAN ASSIGNMENTS -- 1.1%
                    RUSSIA -- 1.1%
USD      5,500,000  Russia Vnesh Restructured Loan Agreements*            1,299,375
                                                                        -----------

                    TOTAL LOAN ASSIGNMENTS (COST $3,541,183)              1,299,375
                                                                        -----------
        PRINCIPAL
          AMOUNT
        ----------
                    CALL OPTIONS PURCHASED -- 0.0%
                    OPTIONS ON CURRENCY -- 0.0%
USD      8,848,000  Euro, Expires 5/03/00, Strike 1.12                        1,770
                                                                        -----------
                    OPTIONS ON FUTURES -- 0.0%
USD        730,000  Eurodollar, Expires 3/13/00, Strike 93.75                40,150
                                                                        -----------

                    TOTAL CALL OPTIONS PURCHASED (COST $218,059)             41,920
                                                                        -----------
                    PUT OPTIONS PURCHASED -- 0.6%
                    CROSS CURRENCY OPTIONS -- 0.0%
EUR     16,300,000  Euro Put/Swiss Franc Call, Expires 6/05/00, Strike
                      1.58485                                                23,540
                                                                        -----------
                    OPTIONS ON CURRENCY -- 0.6%
USD      8,453,000  Euro, Expires 5/03/00, Strike 1.07                      746,400
                                                                        -----------

                    TOTAL PUT OPTIONS PURCHASED (COST $361,816)             769,940
                                                                        -----------

              See accompanying notes to the financial statements.              3

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

          SHARES    DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    RIGHTS AND WARRANTS -- 0.0%
                    MEXICO -- 0.0%
        11,078,000  United Mexican States Warrants, Expires 6/30/03**            --
                                                                        -----------
                    NIGERIA -- 0.0%
               987  Central Bank of Nigeria Warrants, Expires
                      11/15/20**                                                 --
                                                                        -----------

                    TOTAL RIGHTS AND WARRANTS (COST $0)                          --
                                                                        -----------

         PAR VALUE
------------------
                    SHORT-TERM INVESTMENTS -- 1.3%
                    COMMERCIAL PAPER -- 1.1%
USD      1,400,000  Koch Industries Inc., 5.83%, due 3/01/00              1,400,000
                                                                        -----------
                    REPURCHASE AGREEMENT -- 0.2%
USD        205,543  Salomon Smith Barney Inc. Repurchase Agreement,
                      dated 2/29/00, due 3/01/00. with a maturity
                      value of $205,571 and an effective yield of
                      4.95%, collateralized by a U.S. Treasury
                      Obligation with a rate of 8.125%, maturity date
                      of 8/15/19 and market value, including accrued
                      interest, of $209,654.                                205,543
                                                                        -----------

                    TOTAL SHORT-TERM INVESTMENTS (COST $1,605,543)        1,605,543
                                                                        -----------
                    TOTAL INVESTMENTS -- 104.9%
                    (Cost $134,535,379)                                 126,225,646

                    Other Assets and Liabilities (net) -- (4.9%)         (5,949,473)
                                                                        -----------
                    TOTAL NET ASSETS -- 100.0%                          $120,276,173
                                                                        ===========

              See accompanying notes to the financial statements.
4

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CBO - Collateralized Bond Obligation

CPI - Consumer Price Index

EMTN - Euromarket Medium Term Note

TBA - To Be Announced (Note 1)

Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
FRF - French Franc
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a)  Valued by management (Note 1).

(b) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

*    Non-performing. Borrower not currently paying interest.

**   Non-income producing security.

              See accompanying notes to the financial statements.              5

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $134,535,379) (Note 1)         $126,225,646
   Cash at interest on deposit at brokers (Note 1)               2,558,083
   Interest receivable                                             456,791
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                      278,855
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 52,063
   Receivable for open swap contracts (Notes 1 and 6)              945,587
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               6,207
                                                              ------------

      Total assets                                             130,523,232
                                                              ------------

LIABILITIES:
   Payable for forward commitment (Note 1)                       9,509,375
   Payable to affiliate for (Note 2):
      Management fee                                                23,755
      Shareholder service fee                                       14,168
   Interest payable for open swap contracts (Notes 1 and 6)        655,788
   Accrued expenses                                                 43,973
                                                              ------------

      Total liabilities                                         10,247,059
                                                              ------------
NET ASSETS                                                    $120,276,173
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $127,486,320
   Accumulated undistributed net investment income               2,497,480
   Accumulated net realized loss                                (2,448,254)
   Net unrealized depreciation                                  (7,259,373)
                                                              ------------
                                                              $120,276,173
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $120,276,173
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    12,472,150
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.64
                                                              ============

6             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                   $ 8,039,245
   Dividends                                                      132,700
                                                              -----------

         Total income                                           8,171,945
                                                              -----------
EXPENSES:
Management fee (Note 2)                                           309,352
Custodian and transfer agent fees                                  67,181
Audit fees                                                         47,519
Interest expense (Notes 1 and 6)                                   16,266
Legal fees                                                          3,025
Registration fees                                                   2,049
Trustees fees (Note 2)                                              1,221
Miscellaneous                                                       1,923
Fees waived or borne by Manager (Note 2)                         (122,918)
                                                              -----------
                                                                  325,618
Shareholder service fee (Note 2)
      Class III                                                   185,609
                                                              -----------
      Net expenses                                                511,227
                                                              -----------

         Net investment income                                  7,660,718
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (2,043,084)
      Closed futures contracts                                  1,793,795
      Closed swap contracts                                    (5,053,737)
      Written options                                             420,000
      Foreign currency, forward contracts and foreign
      currency related transactions                             1,427,390
                                                              -----------

         Net realized loss                                     (3,455,636)
                                                              -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (4,528,016)
      Open futures contracts                                     (892,945)
      Open swap contracts                                       3,491,039
      Written options                                            (102,144)
      Foreign currency, forward contracts and foreign
      currency related transactions                               725,741
                                                              -----------

         Net unrealized loss                                   (1,306,325)
                                                              -----------

      Net realized and unrealized loss                         (4,761,961)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 2,898,757
                                                              ===========

              See accompanying notes to the financial statements.              7

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  7,660,718       $ 13,927,844
   Net realized loss                                         (3,455,636)        (4,990,111)
   Change in net unrealized appreciation (depreciation)      (1,306,325)        (6,000,013)
                                                           ------------       ------------

   Net increase in net assets from operations                 2,898,757          2,937,720
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (8,388,446)        (2,920,291)
                                                           ------------       ------------
      Total distributions from net investment income         (8,388,446)        (2,920,291)
                                                           ------------       ------------
Net realized gains
      Class III                                              (1,232,734)        (5,164,180)
                                                           ------------       ------------
      Total distributions from net realized gains            (1,232,734)        (5,164,180)
                                                           ------------       ------------
                                                             (9,621,180)        (8,084,471)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (16,704,303)       (79,536,376)
                                                           ------------       ------------
   Decrease in net assets resulting from net share
    transactions                                            (16,704,303)       (79,536,376)
                                                           ------------       ------------

      Total decrease in net assets                          (23,426,726)       (84,683,127)
NET ASSETS:
   Beginning of period                                      143,702,899        228,386,026
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $2,497,480 and $3,289,449,
    respectively)                                          $120,276,173       $143,702,899
                                                           ============       ============

8             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                                    -----------------------------
                                                      2000      1999      1998*
                                                    --------  --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.23  $  10.60  $  10.00
                                                    --------  --------  --------

Income from investment operations:
   Net investment income                                0.62+     0.64+     0.55+
   Net realized and unrealized gain (loss)             (0.40)    (0.58)     0.66
                                                    --------  --------  --------

   Total from investment operations                     0.22      0.06      1.21
                                                    --------  --------  --------

Less distributions to shareholders:
   From net investment income                          (0.70)    (0.12)    (0.27)
   From net realized gains                             (0.11)    (0.31)    (0.34)
                                                    --------  --------  --------

   Total distributions                                 (0.81)    (0.43)    (0.61)
                                                    --------  --------  --------
NET ASSET VALUE, END OF PERIOD                      $   9.64  $  10.23  $  10.60
                                                    ========  ========  ========
TOTAL RETURN(a)                                         2.26%     0.44%    12.16%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $120,276  $143,703  $228,386
   Net operating expenses to average daily net
     assets                                             0.40%     0.40%     0.40%**
   Interest expense to average daily net assets         0.01%       --        --
   Total net expenses to average daily net assets       0.41%(b)       --       --
   Net investment income to average daily net
     assets                                             6.19%     5.97%     6.05%**
   Portfolio turnover rate                                40%      113%       58%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                 $   0.01  $   0.03  $   0.02

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Interest expense incurred as a result of entering into reverse repurchse agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
+    Calculated using average shares outstanding throughout the period.
++   Not annualized.
* For the period from April 30, 1997 (commencement of operations) to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              9

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Bond/Global Alpha A Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return relative to its performance benchmark through investment in U.S. investment grade securities. The Fund achieves exposure to international bond and currency markets by investing in a combination of foreign bond and currency derivatives, effectively adding to or subtracting from the U.S. bond return the performance of the Funds international bond and currency investments. The Funds benchmark is the Lehman Brothers Aggregate Bond Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      At February 29, 2000, the total value of these securities represented 44% of net assets. Included in this total are U.S. Government backed securities and highly rated collateralized debt obligations that represent 38% of net assets at February 29, 2000.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on securities or currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains.

      Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000, the Fund had no written option contracts outstanding.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 29, 2000, $2,558,083 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the contractual repurchase price under the agreement. During the year ended February 29, 2000, the Fund had entered into reverse repurchase agreements with an average balance outstanding of $2,145,200 and an average interest rate of 5.69%. The maximum balance outstanding was $2,955,000. The average shares outstanding were 12,418,901 and the average balance per share outstanding was $0.17. Average balance outstanding was calculated based on daily balances outstanding during the period the Fund had entered into reverse repurchase agreements. At February 29, 2000, there were no open reverse repurchase agreements.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to Section 988 gains.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(64,241)           $55,818           $(8,423)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. Dividend income is recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. The premium will be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $22,790 in purchase premiums. There is no premium for redemptions or reinvested distributions.

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .40% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes and interest expense), shareholder service fees and extraordinary expenses) exceeded .25% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $1,221. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 29, 2000 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases      Sales
                                                                  -----------  -----------
         U.S. Government securities                               $ 9,509,375  $        --
         Investments (non-U.S. Government securities)              45,883,406   65,644,935

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $134,506,675       $764,301        $(9,045,330)     $(8,281,029)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 45.29% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                Year Ended
                                                           February 29, 2000          February 28, 1999
                                                        ------------------------  -------------------------
                                                          Shares       Amount       Shares        Amount
         Class III:                                     ----------  ------------  -----------  ------------
         Shares sold                                     1,559,385  $ 15,511,210    7,957,888  $ 84,927,873
         Shares issued to shareholders
           in reinvestment of distributions                681,181     6,580,233      596,366     6,299,415
         Shares repurchased                             (3,816,348)  (38,795,746) (16,055,030) (170,763,664)
                                                        ----------  ------------  -----------  ------------
         Net decrease                                   (1,575,782) $(16,704,303)  (7,500,776) $(79,536,376)
                                                        ==========  ============  ===========  ============

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                        Net Unrealized
         Settlement                                                      Appreciation
            Date     Deliver/Receive  Units of Currency      Value      (Depreciation)
         ----------  ---------------  -----------------  -------------  --------------

           Buys
           3/10/00            CAD          18,800,000     $12,959,827     $ 175,060
           3/23/00            EUR           9,200,000       8,872,572      (326,213)
           3/03/00            GBP           9,400,000      14,839,601      (233,691)
           4/21/00            JPY          10,000,000          91,858           936
                                                                          ---------
                                                                          $(383,908)
                                                                          =========

           Sales
           4/28/00            AUD           5,800,000     $ 3,564,697     $  67,698
           3/10/00            CAD           2,200,000       1,516,575         4,660
           3/23/00            EUR           8,300,000       8,004,603       352,845
           3/03/00            GBP           9,400,000      14,839,602       211,738
           5/05/00            GBP           4,000,000       6,314,136         3,244
           4/21/00            JPY         570,000,000       5,235,883        62,106
                                                                          ---------
                                                                          $ 702,291
                                                                          =========

      FORWARD CROSS CURRENCY CONTRACTS

                                                                           Net Unrealized
         Settlement                                                         Appreciation
            Date     Deliver/Units of Currency   Receive/In Exchange For   (Depreciation)
         ----------  --------------------------  ------------------------  --------------
           4/14/00        CHF        12,999,488      EUR        8,100,000       (5,274)
           4/14/00        EUR         2,400,000      CHF        3,849,528          255
           4/07/00        SEK        19,726,755      EUR        2,300,000      (34,509)
                                                                              --------
                                                                              $(39,528)
                                                                              ========

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                         Net Unrealized
         Number of                                          Expiration      Contract      Appreciation
         Contracts                  Type                       Date           Value      (Depreciation)
         ---------  ------------------------------------  --------------  -------------  --------------

          Buys
               5    Australian Government Bond 10 Yr.       March 2000     $   425,312     $  12,252
               9    Australian Government Bond 3 Yr.        March 2000         634,939        (3,321)
              20    Canadian Government Bond 10 Yr.         June 2000        1,357,409         3,690
               9    Japanese Government Bond 10 Yr.         March 2000      10,827,363        (3,618)
             208    Swiss Government Bond 10 Yr.            March 2000      14,748,502      (262,423)
                                                                                           ---------
                                                                                           $(253,420)
                                                                                           =========

          Sales
              42    Euro Bund 10 Yr.                        March 2000     $ 4,194,177     $  15,646
               9    Japanese Government Bond 10 Yr.         March 2000      10,824,086           600
              10    Japanese Government Bond 10 Yr.         June 2000       11,908,425         1,947
              48    U.K. Gilt 10 Yr.                        June 2000        8,463,634        47,903
              45    U.S. Treasury Bond 20 Yr.               June 2000        4,260,938        20,574
             250    U.S. Treasury Note 10 Yr.               June 2000       23,847,656        49,157
              55    U.S. Treasury Note 5 Yr.                June 2000        5,340,156       (41,494)
                                                                                           ---------
                                                                                           $  94,333
                                                                                           =========

      February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                      Puts                             Calls
                                                        Principal Amount                  Principal Amount
                                                          of Contracts                      of Contracts
                                                        (000's omitted)      Premiums     (000's omitted)      Premiums
                                                        ----------------  --------------  ----------------  --------------
         Outstanding, beginning of period                     5,600         $  352,464          5,600         $  420,000
         Options written                                         --                 --             --                 --
         Options closed                                          --                 --             --                 --
         Options exercised                                   (5,600)          (352,464)            --                 --
         Options expired                                         --                 --         (5,600)          (420,000)
         Options sold                                            --                 --             --                 --
                                                            -------         ----------        -------         ----------
         Outstanding, end of period                              --         $       --             --         $       --
                                                            =======         ==========        =======         ==========

      SWAP AGREEMENTS

                                                                                                          Net Unrealized
              Notional Amount                                                                              Appreciation
                    Fund             Expiration Date                     Description                      (Depreciation)
         --------------------------  ---------------  --------------------------------------------------  --------------
         CREDIT DEFAULT SWAPS
                378,000,000,000 ITL        3/31/03    Agreement with Morgan Guaranty Trust Company dated   $  (206,417)
                                                      3/26/98 to pay .07% per year times the notional
                                                      amount. The Fund receives payment only upon a
                                                      default event in Italy, the notional amount times
                                                      the difference between the par value and the
                                                      then-market value of Italy BTP, 6.00% due
                                                      11/01/07.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                                          Net Unrealized
              Notional Amount                                                                              Appreciation
                    Fund             Expiration Date                     Description                      (Depreciation)
         --------------------------  ---------------  --------------------------------------------------  --------------
                  7,922,250,000 BEF        3/31/03    Agreement with Morgan Guaranty Trust Company dated   $  (244,309)
                                                      3/26/98 to pay .07% per year times the notional
                                                      amount. The Fund receives payment only upon a
                                                      default event in Belgium, the notional amount
                                                      times the difference between the par value and the
                                                      then-market value of Kingdom of Belgium, 5.75% due
                                                      3/28/08.
                     INTEREST RATE SWAPS
                     11,200,000 CHF        6/05/05    Agreement with Morgan Guaranty Trust Company dated       173,254
                                                      6/03/98 to pay the notional amount multiplied by
                                                      3.245% and to receive the notional amount
                                                      multiplied by 6 month Floating Rate Swiss LIBOR
                                                      adjusted by a specified spread.

                     15,000,000 CHF        6/10/05    Agreement with Credit Suisse Financial Products          228,871
                                                      dated 6/08/98 to pay the notional amount
                                                      multiplied by 3.2625% and to receive the notional
                                                      amount multiplied by 6 month Floating Rate Swiss
                                                      LIBOR adjusted by a specified spread.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                                          Net Unrealized
              Notional Amount                                                                              Appreciation
                    Fund             Expiration Date                     Description                      (Depreciation)
         --------------------------  ---------------  --------------------------------------------------  --------------
                     19,200,000 CHF        6/10/05    Agreement with Credit Suisse Financial Products          539,465
                                                      dated 10/01/98 to pay the notional amount
                                                      multiplied by 3.2625% and to receive the notional
                                                      amount multiplied by 6 month Floating Rate Swiss
                                                      LIBOR adjusted by a specified spread.

                     10,600,000 CHF        6/11/05    Agreement with Morgan Guaranty Trust Company dated   $   167,412
                                                      6/09/98 to pay the notional amount multiplied by
                                                      3.245% and to receive the notional amount
                                                      multiplied by 6 month Floating Rate Swiss LIBOR
                                                      adjusted by a specified spread.

                      3,300,000 CHF        9/16/05    Agreement with Morgan Guaranty Trust Company dated        69,452
                                                      9/14/98 to pay the notional amount multiplied by
                                                      3.1175% and to receive the notional amount
                                                      multiplied by 6 month Floating Rate Swiss LIBOR
                                                      adjusted by a specified spread.

                     14,000,000 USD        7/29/06    Agreement with Morgan Guaranty Trust Company dated      (496,511)
                                                      7/27/99 to receive the notional amount multiplied
                                                      by 6.664% and to pay the notional amount
                                                      multiplied by 3 month LIBOR adjusted by a
                                                      specified spread.

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- (CONTINUED)

                                                                                                     Net Unrealized
              Notional Amount        Expiration                                                       Appreciation
             Fund/Counterparty          Date                        Description                      (Depreciation)
         --------------------------  ----------  --------------------------------------------------  --------------

                     14,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the   $     6,486
                                                 notional amount multiplied by 6.465% and to pay
                                                 the notional amount multiplied by 3 month Floating
                                                 Rate Swedish LIBOR adjusted by a specified spread.
                   TOTAL RETURN SWAPS
                     75,000,000 USD   11/12/00   Agreement with Morgan Guaranty Trust Company dated       678,995
                                                 11/09/98 to receive (pay) the notional amount
                                                 multiplied by the return on the Lehman Aggregate
                                                 Index and to pay the notional amount multiplied by
                                                 3 month LIBOR adjusted by a specified spread.+
                     9,838,021 USD/
                     10,000,000 USD    2/25/01   Agreement with UBS AG dated 1/12/00 to receive            28,889
                                                 (pay) the notional amount multiplied by the change
                                                 in market value (including accrued interest) of
                                                 Federal National Mortgage Association TBA 30 Year
                                                 7.50% and to pay the initial market value
                                                 multiplied by 1 month LIBOR adjusted by a
                                                 specified spread.
                                                                                                      -----------
                                                                                                      $   945,587
                                                                                                      ===========

      See Notes to Schedule of Investments for definitions of currency abbreviations.

      + This swap agreement is valued by management (Note 1).

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October losses of $303,603.

      At February 29, 2000, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

         Year of Expiration    Amount
         ------------------  ----------
                2008         $1,396,650

GMO U.S. BOND/GLOBAL ALPHA A FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Bond/Global Alpha A Fund returned 2.3% for the fiscal year ended February 29, 2000, compared to 1.1% for the Lehman Brothers Aggregate Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period. Although the Fund is benchmarked against a domestic bond index, the value added is derived from global bond and currency strategies.

The Fund outperformed the benchmark during the fiscal year by 1.2%. Currency and emerging country debt selection added value during the fiscal year, while bond market and issue selection were negative and reduced portfolio return. Long bond yields increased by 20 to 200 basis points in developed countries, except in Japan where yields declined by 60 basis points. Other than in Japan, bond market returns were negative across the international bond universe. The U.S. dollar appreciated against European currencies, but declined against the Japanese yen, Canadian dollar and Australian dollar.

Bond market selection during the fiscal year was hurt by an underweight position in Japanese bonds. These losses were offset to some extent by returns on an underweight position in Swiss bonds. Currency selection added modest value during the fiscal year. An overweight position in Canadian dollars and underweight positions in Japanese yen and Swiss francs added value, but were offset to some extent by losses on an overweight position in British pounds.

Emerging country debt exposure added more than 250 basis points during the fiscal year, with much of it concentrated in the second half of the fiscal year. Sovereign spreads on the J.P. Morgan Emerging Markets Bond Index Plus declined from 1330 to end the fiscal year at 816 basis points.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, EMU member countries, New Zealand, Swedish, U.S. and emerging bond markets. We expect the Danish, Japanese, Swiss and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars, Euros and Swiss francs. The Australian dollar, Danish krone, Japanese yen, Swedish krona, British pound and U.S. dollar are expected to underperform.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.




           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          GMO U.S. BOND/GLOBAL ALPHA A FUND CLASS III SHARES AND THE
                  LEHMAN BROTHERS AGGREGATE BOND INDEX
                         AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception                4/30/97
1yr           5yr        10yr (ITD)
2.1           N/A        5.06

                                            [GRAPH]

Date                                 GMO  US Bond/Global Alpha A Fund-III      Lehman Brothers Aggregate Bond
      4/30/97                                      9985                                     10000
      6/30/97                                     10235                                     10214
      9/30/97                                     10754                                     10554
     12/31/97                                     11178                                     10864
      3/31/98                                     11315                                     11033
      6/30/98                                     11453                                     11285
      9/30/98                                     11626                                     11762
     12/31/98                                     11611                                     11802
      3/31/99                                     11336                                     11743
      6/30/99                                     11270                                     11640
      9/30/99                                     11259                                     11719
     12/31/99                                     11335                                     11705
      2/29/00                                     11502                                     11807

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO U.S. BOND/GLOBAL ALPHA B FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Bond/Global Alpha B Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 15.7%
                        BRAZIL -- 1.3%
USD         10,000,000  Brazil Discount Bond, Principal Strip, 0.00%, due
                          04/15/24(a)                                         1,992,001
                                                                            -----------
                        BULGARIA -- 0.6%
USD          5,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)        982,612
                                                                            -----------
                        CAYMAN ISLANDS -- 2.2%
CAD          1,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08      716,747
USD          3,000,000  Pemex Finance Ltd. Series 1A1 Class A2, 144A,
                          6.30%, due 05/15/10                                 2,676,000
                                                                            -----------
                                                                              3,392,747
                                                                            -----------
                        CHILE -- 0.4%
USD            750,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05       700,125
                                                                            -----------
                        SWEDEN -- 0.2%
SEK          2,500,000  Kingdom of Sweden, 6.00%, due 02/09/05                  288,668
                                                                            -----------
                        UNITED STATES -- 11.0%
                        U.S. GOVERNMENT -- 2.5%
USD         10,100,000  U.S. Treasury 0.00% Receipts, due 08/15/13(a)         3,956,225
                                                                            -----------
                        U.S. GOVERNMENT AGENCY -- 8.5%
USD          4,000,000  Federal Home Loan Bank, Variable Rate, CPI +
                          3.15%, 5.59%, due 02/15/02(b)                       3,892,360
USD         10,000,000  Government National Mortgage Association, TBA,
                          7.00%                                               9,571,875
                                                                            -----------
                                                                             13,464,235
                                                                            -----------

                        TOTAL UNITED STATES                                  17,420,460
                                                                            -----------

                        TOTAL DEBT OBLIGATIONS (COST $25,734,215)            24,776,613
                                                                            -----------

              See accompanying notes to the financial statements.              1

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

            SHARES      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        MUTUAL FUND -- 88.8%
             5,551,640  GMO Alpha Libor Fund (c)                            140,400,980
                                                                            -----------
                        TOTAL MUTUAL FUND (COST $138,809,202)               140,400,980
                                                                            -----------

           PRINCIPAL
            AMOUNT
         -------------
                        CALL OPTIONS PURCHASED -- 0.0%
                        OPTIONS ON CURRENCY -- 0.0%
USD          5,712,000  Euro, Expires 5/03/00, Strike 1.12                        1,142
                                                                            -----------
                        OPTIONS ON FUTURES -- 0.0%
USD            480,000  Eurodollar, Expires 3/13/00, Strike 93.75                26,400
                                                                            -----------

                        TOTAL CALL OPTIONS PURCHASED (COST $141,109)             27,542
                                                                            -----------
                        PUT OPTIONS PURCHASED -- 0.3%
                        CROSS CURRENCY OPTIONS -- 0.0%
EUR         10,200,000  Euro Put/Swiss Franc Call, Expires 6/05/00, Strike
                          1.58485                                                14,731
                                                                            -----------
                        OPTIONS ON CURRENCY -- 0.3%
USD          5,457,000  Euro, Expires 5/03/00, Strike 1.07                      481,853
                                                                            -----------

                        TOTAL PUT OPTIONS PURCHASED (COST $230,781)             496,584
                                                                            -----------

2             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS -- 0.9%
                        COMMERCIAL PAPER -- 0.8%
USD          1,200,000  Koch Industries Inc., 5.83%, due 3/01/00              1,200,000
                                                                            -----------
                        REPURCHASE AGREEMENT -- 0.1%
USD            227,254  Salomon Smith Barney Inc. Repurchase Agreement,
                        dated 2/29/00, due 3/1/00, with a maturity value
                        of $227,285 and an effective yield of 4.95%,
                        collateralized by a U.S. Treasury Obligation with
                        a rate of 8.125%, maturity date of 8/15/19 and
                        market value, including accrued interest, of
                        $231,799.                                               227,254
                                                                            -----------

                        TOTAL SHORT-TERM INVESTMENTS (COST $1,427,254)        1,427,254
                                                                            -----------
                        TOTAL INVESTMENTS -- 105.7%
                        (Cost $166,342,561)                                 167,128,973

                        Other Assets and Liabilities (net) -- (5.7%)         (8,975,439)
                                                                            -----------
                        TOTAL NET ASSETS -- 100.0%                          $158,153,534
                                                                            ===========

              See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

NOTES TO THE SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A
  of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CPI - Consumer Price Index

TBA - To Be Announced (Note 1)

Variable and Step up rates - The rates shown on variable and step up rate notes are the current
    interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

(a)  Valued by management (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

(c) All or a portion of this security has been segregated to cover collateral requirements on TBA obligations (Note 1).

4             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $166,342,561) (Note 1)         $167,128,973
   Cash at interest on deposit at brokers (Note 1)                 434,093
   Interest receivable                                              72,347
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  9,949
   Receivable for open swap contracts (Notes 1 and 6)              294,975
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               1,846
   Miscellaneous receivable                                         67,114
                                                              ------------
      Total assets                                             168,009,297
                                                              ------------

LIABILITIES:
   Payable for forward commitment (Note 1)                       9,509,375
   Payable to affiliate for (Note 2):
      Management fee                                                24,894
      Shareholder service fee                                       18,669
   Net payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                249,500
   Interest payable for open swap contracts (Notes 1 and 6)         15,175
   Accrued expenses                                                 38,150
                                                              ------------
      Total liabilities                                          9,855,763
                                                              ------------
NET ASSETS                                                    $158,153,534
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $166,646,324
   Accumulated undistributed net investment income                 624,162
   Accumulated net realized loss                                (9,961,355)
   Net unrealized appreciation                                     844,403
                                                              ------------
                                                              $158,153,534
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $158,153,534
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    22,907,101
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       6.90
                                                              ============

              See accompanying notes to the financial statements.              5

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $1,973)   $ 8,480,593
                                                              -----------
         Total income                                           8,480,593
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        317,901
   Custodian and transfer agent fees                               84,594
   Audit fees                                                      36,941
   Interest expense (Notes 1 and 6)                                13,589
   Legal fees                                                       5,527
   Registration fees                                                2,078
   Trustees fees (Note 2)                                           1,648
   Miscellaneous                                                    2,374
   Fees waived or borne by Manager (Note 2)                      (133,162)
                                                              -----------
                                                                  331,490
SHAREHOLDER SERVICE FEE (NOTE 2)
      Class III                                                   238,423
                                                              -----------
      Net expenses                                                569,913
                                                              -----------
         Net investment income                                  7,910,680
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (6,215,579)
      Closed futures contracts                                    102,885
      Closed swap contracts                                    (3,903,958)
      Written options                                              45,000
      Foreign currency, forward contracts and foreign
      currency related transactions                              (125,268)
                                                              -----------

         Net realized loss                                    (10,096,920)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                               1,438,944
      Open futures contracts                                       84,241
      Open swap contracts                                       1,005,264
      Written options                                             (10,944)
      Foreign currency, forward contracts and foreign
      currency related transactions                              (136,130)
                                                              -----------

         Net unrealized gain                                    2,381,375
                                                              -----------

      Net realized and unrealized loss                         (7,715,545)
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   195,135
                                                              ===========

6             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  7,910,680      $   10,596,718
   Net realized gain (loss)                                 (10,096,920)            514,377
   Change in net unrealized appreciation (depreciation)       2,381,375          (2,439,559)
                                                           ------------      --------------
   Net increase in net assets from operations                   195,135           8,671,536
                                                           ------------      --------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (6,265,992)        (15,078,084)
                                                           ------------      --------------
      Total distributions from net investment income         (6,265,992)        (15,078,084)
                                                           ------------      --------------
   In excess of net investment income
      Class III                                                      --          (3,785,552)
                                                           ------------      --------------
      Total distributions in excess of net investment
       income                                                        --          (3,785,552)
                                                           ------------      --------------
   Net realized gains
      Class III                                                      --          (1,159,070)
                                                           ------------      --------------
      Total distributions from net realized gains                    --          (1,159,070)
                                                           ------------      --------------
   In excess of net realized gains
      Class III                                                      --          (1,427,853)
                                                           ------------      --------------
      Total distributions in excess of net realized
       gains                                                         --          (1,427,853)
                                                           ------------      --------------
                                                             (6,265,992)        (21,450,559)
                                                           ------------      --------------
   Net share transactions: (Note 5)
      Class III                                              26,078,151        (229,679,318)
                                                           ------------      --------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       26,078,151        (229,679,318)
                                                           ------------      --------------
      Total increase (decrease) in net assets                20,007,294        (242,458,341)
NET ASSETS:
   Beginning of period                                      138,146,240         380,604,581
                                                           ------------      --------------
   End of period (including accumulated undistributed
    net investment income of $624,162 and distributions
    in excess of net investment income of $873,945,
    respectively)                                          $158,153,534      $  138,146,240
                                                           ============      ==============

              See accompanying notes to the financial statements.              7

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                        YEAR ENDED FEBRUARY 28/29,
                                                    ----------------------------------
                                                      2000      1999        1998**
                                                    --------  --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   7.18  $  10.14     $  10.00
                                                    --------  --------     --------

Income from investment operations:
   Net investment income(a)                             0.35+     0.59+        0.35+
   Net realized and unrealized gain (loss)             (0.34)    (0.19)        0.06
                                                    --------  --------     --------

      Total from investment operations                  0.01      0.40         0.41
                                                    --------  --------     --------

Less distributions to shareholders:
   From net investment income                          (0.29)    (2.36)(b)       (0.21)
   In excess of net investment income                     --     (0.59)(b)          --
   From net realized gains                                --     (0.18)       (0.06)
   In excess of net realized gains                        --     (0.23)          --
                                                    --------  --------     --------

      Total distributions                              (0.29)    (3.36)       (0.27)
                                                    --------  --------     --------
NET ASSET VALUE, END OF PERIOD                      $   6.90  $   7.18     $  10.14
                                                    ========  ========     ========
TOTAL RETURN(c)                                         0.27%     3.42%        4.15%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $158,154  $138,146     $380,605
   Net operating expenses to average daily net
     assets                                             0.35%     0.35%        0.35%*
   Interest expense to average daily net assets         0.01%       --           --
   Total net expenses to average daily net assets       0.36%(d)     0.35%        0.35%*
   Net investment income to average daily net
     assets(a)                                          4.98%     5.96%        5.88%*
   Portfolio turnover rate                                94%      134%          27%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                 $   0.01  $   0.03     $   0.02

(a) Net investment income for the year ending February 29, 2000, is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) The amount shown for a share outstanding does not correspond with the aggregate distributions to shareholders for the year ended February 28, 1999 due to the timing of purchases and redemptions of Fund shares in relationto the declaration of distributions to shareholders.
(c) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
+    Computed using average shares outstanding throughout the period.
++   Not annualized.
*    Annualized.
**   Period from July 29, 1997 (commencement of operations) to February 28,
     1998.

8             See accompanying notes to the financial statements.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO U.S. Bond/Global Alpha B Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks a high total return relative to its performance benchmark through investment in U.S. investment grade securities. The Fund achieves exposure to international bond and currency markets by investing in a combination of foreign bond and currency derivatives, effectively adding to or subtracting from the U.S. bond return the performance of the Fund's international bond and currency investments. The Fund's benchmark is the Lehman Brothers Aggregate Bond Index.

      At February 29, 2000, 88.8% of the Fund is invested in GMO Alpha Libor Fund, a separate fund of GMO Trust managed by GMO. Alpha Libor invests primarily in relatively high quality, low volatility fixed income securities.

      The financial statements of the GMO Alpha Libor Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      approximates market value. Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future,

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 the Fund had no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 29, 2000, $434,093 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund was sold may decline below the contractual repurchase price under the agreement. During the year ended February 29, 2000, the Fund had entered into reverse repurchase agreements with an average balance outstanding of $1,949,000 and an average interest rate of 5.70%. The maximum balance outstanding was $1,949,000. The average shares outstanding were 21,989,122 and the average balance per share outstanding was $0.09. Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements. At February 29, 2000, the Fund had no open reverse repurchase agreements.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to section 988 gains.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(146,581)         $146,987            $(406)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. Dividend income is recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. The premium will be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for this Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $45,205 in purchase premiums. There is no premium for redemptions or reinvested distributions.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .20% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at an annual rate of .40% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .20% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $1,648. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 29, 2000 cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $  9,509,375  $  1,516,641
         Investments (non-U.S. Government securities)              188,452,580   157,558,911

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      During the year ended February 29, 2000, the Fund exchanged securities with a market value of $135,809,200 for shares of GMO Alpha Libor Fund with a value equal to that market value in taxable transactions. Such amounts are included in purchase and sales above.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Appreciation
         --------------  ----------------  ----------------  --------------
          $166,342,561      $2,176,075       $ (1,389,663)      $786,412

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 98.3% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Funds outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                  Year Ended
                                                            February 29, 2000           February 28, 1999
                                                        -------------------------  ---------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  ------------  ------------  -------------
         Shares sold                                      4,187,339  $ 30,136,852    18,651,438  $ 158,378,340
         Shares issued to shareholders
           in reinvestment of distributions                 921,469     6,265,992     2,639,708     20,620,609
         Shares repurchased                              (1,452,339)  (10,324,693)  (39,582,432)  (408,678,267)
                                                        -----------  ------------  ------------  -------------
         Net increase (decrease)                          3,656,469  $ 26,078,151   (18,291,286) $(229,679,318)
                                                        ===========  ============  ============  =============

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                               Net Unrealized
         Settlement                    Deliver/                        Units                    Appreciation
            Date                        Receive                     of Currency      Value     (Depreciation)
         ----------  ---------------------------------------------  ------------  -----------  --------------

           Buys
           3/10/00   CAD                                             12,100,000   $ 8,341,165    $ 112,671
           3/23/00   EUR                                              9,200,000     8,872,572     (268,621)
            3/3/00   GBP                                              8,400,000    13,260,920     (338,980)
                                                                                                 ---------
                                                                                                 $(494,930)
                                                                                                 =========

           Sales
           4/28/00   AUD                                              3,300,000   $ 2,028,190    $  38,518
           3/10/00   CAD                                              1,300,000       896,158        3,510
           3/23/00   EUR                                              1,700,000     1,639,497       25,385
            3/3/00   GBP                                              8,400,000    13,260,920      169,166
            5/5/00   GBP                                              1,300,000     2,052,094        1,055
           4/21/00   JPY                                            380,000,000     3,490,589       41,403
                                                                                                 ---------
                                                                                                 $ 279,037
                                                                                                 =========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement
            Date                   Deliver/Units of Currency                              Receive/In Exchange For
         ----------  -----------------------------------------------------  ----------------------------------------------------
           4/14/00   CHF                                         5,617,063  EUR                                        3,500,000
           4/14/00   EUR                                         1,700,000  CHF                                        2,726,749
            4/7/00   SEK                                        18,011,385  EUR                                        2,100,000

                     Net Unrealized
         Settlement   Appreciation
            Date     (Depreciation)
         ----------  --------------
           4/14/00      $ (2,279)
           4/14/00           180
            4/7/00       (31,508)
                        --------
                        $(33,607)
                        ========

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

         Number of                                                                  Expiration                     Contract
         Contracts                      Type                                           Date                          Value
         ---------  ---------------------------------------------  ---------------------------------------------  -----------
             Buys
               42   Australian Government Bond 10 Yr.                               March 2000                    $3,572,622
                4   Canadian Government Bond 10 Yr.                                  June 2000                       271,482
               26   Euro Bund 10 Yr.                                                March 2000                     2,596,395
                6   Japanese Government Bond 10 Yr.                                 March 2000                     7,218,242
                5   Swiss Government Bond 10 Yr.                                    March 2000                       354,531
               16   U.S. Treasury Note 20 Yr.                                        June 2000                     1,526,250
            Sales
                5   Australian Government Bond 3 Yr.                                March 2000                    $  352,744
                6   Japanese Government Bond 10 Yr.                                 March 2000                     7,216,057
                7   Japanese Government Bond 10 Yr.                                  June 2000                     8,335,897
               25   U.K. Gilt 10 Yr.                                                 June 2000                     4,408,143
               32   U.S. Treasury Bond 20 Yr.                                        June 2000                     3,030,000

                    Net Unrealized
         Number of   Appreciation
         Contracts  (Depreciation)
         ---------  --------------
             Buys
               42      $32,770
                4          738
               26      (19,107)
                6       (2,412)
                5       (2,160)
               16       (2,417)
                       -------
                       $ 7,412
                       =======
            Sales
                5      $ 1,679
                6      (25,483)
                7        1,333
               25       11,845
               32       17,542
                       -------
                       $ 6,916
                       =======

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any commitments or margin on these contracts.

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                           Calls
                                                        Principal Amount                Principal Amount
                                                          of Contracts                    of Contracts
                                                        (000's omitted)     Premiums    (000's omitted)     Premiums
                                                        ----------------  ------------  ----------------  ------------
         Outstanding, beginning of period                       600         $ 37,764            600         $ 45,000
         Options written                                         --               --             --               --
         Options closed                                          --               --             --               --
         Options exercised                                     (600)         (37,764)            --               --
         Options expired                                         --               --           (600)         (45,000)
                                                             ------         --------         ------         --------
         Outstanding, end of period                              --         $     --             --         $     --
                                                             ======         ========         ======         ========

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

              Notional                                                                        Net Unrealized
               Amount         Expiration                                                       Appreciation
                Fund             Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              CREDIT DEFAULT
                       SWAPS
          49,000,000,000 ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $ (26,758)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Italy, the notional amount times
                                          the difference between the par value and the
                                          then-market value of Italy BTP, 6.00% due
                                          11/01/07.

           1,058,750,000 BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated      (32,650)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Belgium, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Kingdom of Belgium, 5.75% due
                                          3/28/08.
         INTEREST RATE SWAPS
               5,000,000 CHF    6/11/05   Agreement with Morgan Guaranty Trust Company dated       78,969
                                          6/09/98 to pay the notional amount multiplied by
                                          3.245% and to receive the notional amount
                                          multiplied by 6 month Floating Rate Swiss LIBOR
                                          adjusted by a specified spread.

               9,000,000 USD    7/29/06   Agreement with Morgan Guaranty Trust Company dated     (319,186)
                                          7/27/99 to receive the notional amount multiplied
                                          by 6.664% and to pay the notional amount
                                          multiplied by 3 month LIBOR adjusted by a
                                          specified spread.

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

              Notional                                                                        Net Unrealized
               Amount         Expiration                                                       Appreciation
          Fund/Counterparty      Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
               8,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the    $   3,707
                                          notional amount multiplied by 6.465% and to pay
                                          the notional amount multiplied by 3 month Floating
                                          Rate Swedish LIBOR adjusted by a specified spread.

              20,000,000 USD    2/07/07   Agreement with Morgan Guaranty Trust Company dated        7,823
                                          2/03/00 to receive the notional amount multiplied
                                          7.395% and to pay the notional amount multiplied
                                          by 3 month LIBOR adjusted by a specified spread.
          TOTAL RETURN SWAPS
              75,000,000 USD    8/01/00   Agreement with Goldman Sachs International dated        525,293
                                          7/13/99 to receive (pay) the notional amount
                                          multiplied by the return on the Lehman Aggregate
                                          Index and to pay the notional amount multiplied by
                                          1 month LIBOR adjusted by a specified spread.+

             19,676,042 USD/
              20,000,000 USD    2/25/01   Agreement with UBS AG dated 1/12/00 to receive           57,777
                                          (pay) the notional amount multiplied by the change
                                          in market value (including accrued interest) of
                                          Federal National Mortgage Association TBA 30 Year
                                          7.50% and to pay the initial market value
                                          multiplied by 1 month LIBOR adjusted by a
                                          specified spread.
                                                                                                ---------
                                                                                                $ 294,975
                                                                                                =========

      See Notes to the Schedule of Investments for definitions of currency abbreviations.
      +  This swap agreement is valued by management (Note 1).

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October losses of $4,702,113.

      At February 29, 2000, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

                              Year of Expiration                         Amount
         ------------------------------------------------------------  ----------
                                     2008                              $4,653,232

GMO U.S. BOND/GLOBAL ALPHA B FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO U.S. Bond/Global Alpha B Fund returned 0.3% for the fiscal year ended February 29, 2000, compared to 1.1% for the Lehman Brothers Aggregate Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period. Although the Fund is benchmarked against a domestic bond index, the value added is derived from global bond and currency strategies.

The Fund underperformed the benchmark during the fiscal year by 0.8%. Currency selection added value during the fiscal year, while bond market and issue selection reduced portfolio return. Long bond yields increased by 20 to 200 basis points in developed countries, except in Japan where yields declined by 60 basis points. Other than in Japan, bond market returns were negative across the international bond universe. The U.S. dollar appreciated against European currencies, but declined against the Japanese yen, Canadian dollar and Australian dollar.

Bond market selection during the fiscal year was hurt by an underweight position in Japanese bonds. These losses were offset to some extent by returns due to an underweight position in Swiss bonds. Currency selection added modest value during the fiscal year. An overweight position in Canadian dollars and underweight positions in Japanese yen and Swiss francs added value, but were offset to some extent by losses on an overweight position in British pounds. This Fund is not permitted to purchase emerging country debt. Issue selection was negative.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, EMU member countries, New Zealand, Swedish and U.S. bond markets. We expect the Danish, Japanese, Swiss and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars, Euros and Swiss francs. The Australian dollar, Danish krone, Japanese yen, Swedish krona, British pound and U.S. dollar are expected to underperform.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO U.S. BOND/GLOBAL ALPHA B FUND CLASS III SHARES AND THE
                      LEHMAN BROTHERS AGGREGATE BOND INDEX
                            AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception 7/29/97
1yr      5yr       10yr (ITD)
0.12       N/A      2.96

                                                [GRAPH]

Date                                  GMO US Bond/Global Alpha B Fund-III       Lehman Brothers Aggregate Bond
      7/29/97                                      9985                                     10000
      9/30/97                                     10055                                     10097
     12/31/97                                     10276                                     10394
      3/31/98                                     10461                                     10556
      6/30/98                                     10625                                     10796
      9/30/98                                     11041                                     11253
     12/31/98                                     10995                                     11291
      3/31/99                                     10800                                     11235
      6/30/99                                     10695                                     11136
      9/30/99                                     10710                                     11212
     12/31/99                                     10643                                     11198
      2/29/00                                     10784                                     11296

Performance shown is net of all fees after reimbursement form the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are retained by the fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BOND FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        SHARES        DESCRIPTION                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------
                      DEBT OBLIGATIONS -- 14.8%
                      ARGENTINA -- 0.8%
USD      500,000      Republic of Argentina, 12.13%, due 02/25/19                             520,500
USD    1,000,000      Republic of Argentina, 12.00%, due 02/01/20                           1,033,500
                                                                                  -------------------
                                                                                            1,554,000
                                                                                  -------------------
                      BRAZIL -- 1.5%
USD    3,500,000      Brazil Discount ZL Bond,
                        Variable Rate, 6 mo. LIBOR + .81%, 6.94%, due
                        04/15/24                                                            2,734,375
                                                                                  -------------------
                      BULGARIA -- 0.4%
USD    2,000,000      Bulgaria Discount Series B Interest Strips, Basket 2,
                        0.00%, due 07/28/24                                                   358,000
USD      500,000      Bulgaria FLIRB Series B,
                        Variable Rate, Step Up, 3.25%, due 07/28/12                           375,000
                                                                                  -------------------
                                                                                              733,000
                                                                                  -------------------
                      CANADA -- 0.9%
CAD    2,000,000      Government of Canada Real Return, 4.25%, due 12/01/21                 1,624,231
                                                                                  -------------------
                      ECUADOR -- 0.1%
USD      500,000      Republic of Ecuador Par Bond,
                        Variable Rate, Step Up, 4.00%, due 02/28/25*                          183,750
                                                                                  -------------------
                      JORDAN -- 0.2%
USD      500,000      Hashemite Kingdom of Jordan Par Bond,
                        Variable Rate, Step Up, 144A, 6.00%, due 12/23/23                     338,750
                                                                                  -------------------
                      MEXICO -- 4.8%
FRF    5,000,000      Mexico Par Bond, 6.63%, due 12/31/19                                    648,575
CHF    20,000,000     Mexico Par Bond, 3.75%, due 12/31/19                                  8,076,600
                                                                                  -------------------
                                                                                            8,725,175
                                                                                  -------------------
                      NEW ZEALAND -- 1.2%
NZD    4,500,000      New Zealand Index Linked Bond Series 216, 4.50%, due
                        02/15/16                                                            2,112,433
                                                                                  -------------------
                      NIGERIA -- 0.3%
USD      706,672      Central Bank of Nigeria Par Bond Odd Lot,
                        Variable Rate, Step Up, 6.25%, due 11/15/20(a)                        365,703

              See accompanying notes to the financial statements.              1

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        SHARES        DESCRIPTION                                                      VALUE ($)
-----------------------------------------------------------------------------------------------------
                      NIGERIA -- CONTINUED
USD      500,000      Central Bank of Nigeria Par Bond,
                        Variable Rate, Step Up, 6.25%, due 11/15/20                           283,750
                                                                                  -------------------
                                                                                              649,453
                                                                                  -------------------
                      SUPRA NATIONAL -- 1.2%
AUD    4,600,000      European Bank for Reconstruction and Development, Zero
                        Coupon, due 02/10/28                                                  359,381
GBP    1,000,000      International Bank for Reconstruction and Development,
                        11.50%, due 11/09/03                                                1,815,505
                                                                                  -------------------
                                                                                            2,174,886
                                                                                  -------------------
                      SWEDEN -- 0.7%
SEK    5,000,000      Government of Sweden Index Linked Bond, 4.00%, due
                        12/01/20                                                              576,708
SEK    6,600,000      Kingdom of Sweden, 6.00%, due 02/09/05                                  762,083
                                                                                  -------------------
                                                                                            1,338,791
                                                                                  -------------------
                      UNITED STATES -- 2.5%
                      STRUCTURED NOTES -- 2.5%
USD    5,000,000      Federal Home Loan Bank,
                        Variable Rate, (10.00% - 6 mo. LIBOR), 4.06%, due
                        09/22/03(b)                                                         4,515,000
                                                                                  -------------------
                      VENEZUELA -- 0.2%
USD      500,000      Republic of Venezuela Discount Bond Series A,
                        Variable Rate, 6 mo. LIBOR + .81%, 7.00%, due
                        03/31/20                                                              386,250
                                                                                  -------------------

                      TOTAL DEBT OBLIGATIONS (COST $29,089,508)                            27,070,094
                                                                                  -------------------
                      LOAN ASSIGNMENTS -- 0.3%
                      RUSSIA -- 0.3%
USD    2,000,000      Russia Vnesh Restructured Loan Agreements*                              472,500
                                                                                  -------------------

                      TOTAL LOAN ASSIGNMENTS (COST $1,278,948)                                472,500
                                                                                  -------------------
                      MUTUAL FUND -- 85.1%
       6,146,875      GMO Alpha Libor Fund                                                155,454,468
                                                                                  -------------------

                      TOTAL MUTUAL FUND (COST $153,671,874)                               155,454,468
                                                                                  -------------------

              See accompanying notes to the financial statements.
2

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

       PRINCIPAL
        AMOUNT        DESCRIPTION                                                         VALUE ($)
------------------------------------------------------------------------------------------------------------
                      CALL OPTIONS PURCHASED -- 0.0%
                      OPTIONS ON CURRENCY -- 0.0%
USD    13,888,000     Euro, Expires 5/03/00, Strike 1.12                                               2,778
                                                                                  --------------------------
                      OPTIONS ON FUTURES -- 0.0%
USD      942,500      Eurodollar, Expires 3/13/00, Strike 93.75                                       51,837
                                                                                  --------------------------

                      TOTAL CALL OPTIONS PURCHASED (COST $334,758)                                    54,615
                                                                                  --------------------------
                      PUT OPTIONS PURCHASED -- 0.7%
                      CROSS CURRENCY OPTIONS -- 0.0%
EUR    25,100,000     Euro Put/Swiss Franc Call, Expires 6/05/00, Strike
                        1.58485                                                                       36,250
                                                                                  --------------------------
                      OPTIONS ON CURRENCY -- 0.7%
USD    13,268,000     Euro, Expires 5/03/00, Strike 1.07                                           1,171,564
                                                                                  --------------------------

                      TOTAL PUT OPTIONS PURCHASED (COST $563,714)                                  1,207,814
                                                                                  --------------------------
                      RIGHTS AND WARRANTS -- 0.0%
                      MEXICO -- 0.0%
       14,210,000     United Mexican States Warrants, Expires 6/30/03**                                   --
                                                                                  --------------------------
                      NIGERIA -- 0.0%
           1,206      Central Bank of Nigeria Payment Adjusted Warrants,
                        Expires 11/15/20**                                                                --
                                                                                  --------------------------

              See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        SHARES/
       PAR VALUE      DESCRIPTION                                                         VALUE ($)
------------------------------------------------------------------------------------------------------------
                      VENEZUELA -- 0.0%
           3,570      Republic of Venezuela Recovery Warrants, Expires
                        4/15/20**                                                                         --
                                                                                  --------------------------

                      TOTAL RIGHTS AND WARRANTS (COST $0)                                                 --
                                                                                  --------------------------
                      SHORT-TERM INVESTMENTS -- 0.9%
                      COMMERCIAL PAPER -- 0.8%
USD    1,500,000      Koch Industries Inc., 5.83%, due 3/01/00                                     1,500,000
                                                                                  --------------------------
                      REPURCHASE AGREEMENT -- 0.1%
USD      215,441      Salomon Smith Barney Inc. Repurchase Agreement, dated
                      2/29/00, due 3/1/00, with a maturity value of $215,470
                      and an effective yield of 4.95%, collateralized by a
                      U.S. Treasury Obligation with a rate of 8.125%,
                      maturity date of 8/15/19 and market value, including
                      accrued interest, of $219,750.                                                 215,441
                                                                                  --------------------------

                      TOTAL SHORT-TERM INVESTMENTS (COST $1,715,441)                               1,715,441
                                                                                  --------------------------
                      TOTAL INVESTMENTS -- 101.8%
                      (Cost $186,654,243)                                                        185,974,932

                      Other Assets and Liabilities (net) -- (1.8%)                                (3,244,817)
                                                                                  --------------------------
                      TOTAL NET ASSETS -- 100.0%                                  $              182,730,115
                                                                                  ==========================

              See accompanying notes to the financial statements.
4

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

NOTES TO SCHEDULE OF INVESTMENTS:

FLIRB - Front Loaded Interest Reduction Bond

Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
FRF - French Franc
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
NZD - New Zealand Dollars
SEK - Swedish Krona
USD - United States Dollar

(a)                     Valued by management (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

*                       Non-performing. Borrower not currently paying interest.

**                      Non-income producing security.

              See accompanying notes to the financial statements.              5

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $186,654,243) (Note 1)           $     185,974,932
   Cash at interest on deposit at brokers (Note 1)                      1,386,122
   Receivable for investments sold                                         28,221
   Interest receivable                                                    374,786
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                        75,337
                                                                -----------------
      Total assets                                                    187,839,398
                                                                -----------------

LIABILITIES:
   Payable for investments purchased                                      545,133
   Payable to affiliate for (Note 2):
      Management fee                                                       27,897
      Shareholder service fee                                              21,971
   Net payable for open forward foreign currency contracts
    (Notes 1 and 6)                                                     3,728,029
   Interest payable for open swap contracts (Notes 1 and 6)               194,950
   Payable for open swap contracts (Notes 1 and 6)                        543,782
   Accrued expenses and other liabilities                                  47,521
                                                                -----------------
      Total liabilities                                                 5,109,283
                                                                -----------------
NET ASSETS                                                      $     182,730,115
                                                                =================

NET ASSETS CONSIST OF:
   Paid-in capital                                              $     197,784,398
   Distributions in excess of net investment income                    (6,013,314)
   Accumulated net realized loss                                       (4,071,540)
   Net unrealized depreciation                                         (4,969,429)
                                                                -----------------
                                                                $     182,730,115
                                                                =================

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                             $     182,730,115
                                                                =================

SHARES OUTSTANDING:
   Class III                                                           19,426,265
                                                                =================

NET ASSET VALUE PER SHARE:
   Class III                                                    $            9.41
                                                                =================

6             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $3,821)     $ 10,776,989
                                                                ------------
      Total income                                                10,776,989
                                                                ------------
EXPENSES:
   Management fee (Note 2)                                           365,979
   Interest expense (Note 1)                                         313,665
   Custodian and transfer agent fees                                  95,176
   Audit fees                                                         38,020
   Legal fees                                                          3,595
   Registration fees                                                   2,889
   Trustees fees (Note 2)                                              2,151
   Miscellaneous                                                       2,829
   Fees waived or borne by Manager (Note 2)                         (144,660)
                                                                ------------
                                                                     679,644
   Shareholder service fee (Note 2)
      Class III                                                      288,931
                                                                ------------
      Net expenses                                                   968,575
                                                                ------------
            Net investment income                                  9,808,414
                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                                 (4,779,946)
      Closed futures contracts                                    (3,392,274)
      Closed swap contracts                                       (1,088,455)
      Written options                                                262,500
      Foreign currency, forward contracts and foreign
      currency related transactions                               (5,579,696)
                                                                ------------

         Net realized loss                                       (14,577,871)
                                                                ------------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                                  2,079,365
      Open futures contracts                                         821,360
      Open swap contracts                                            184,088
      Written options                                                (63,840)
      Foreign currency, forward contracts and foreign
      currency related transactions                               (2,241,806)
                                                                ------------

         Net unrealized gain                                         779,167
                                                                ------------

      Net realized and unrealized loss                           (13,798,704)
                                                                ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (3,990,290)
                                                                ============

              See accompanying notes to the financial statements.              7

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED           YEAR ENDED
                                                                FEBRUARY 29, 2000    FEBRUARY 28, 1999
                                                                -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                          $  9,808,414         $  8,148,695
   Net realized gain (loss)                                        (14,577,871)             362,534
   Change in net unrealized appreciation (depreciation)                779,167           (6,074,290)
                                                                  ------------         ------------
   Net increase (decrease) in net assets from operations            (3,990,290)           2,436,939
                                                                  ------------         ------------
Distributions to shareholders from:
   Net investment income
      Class III                                                     (4,475,228)          (5,497,905)
                                                                  ------------         ------------
      Total distributions from net investment income                (4,475,228)          (5,497,905)
                                                                  ------------         ------------
   In excess of net investment income
      Class III                                                       (639,858)          (1,386,848)
                                                                  ------------         ------------
      Total distributions in excess of net investment income          (639,858)          (1,386,848)
                                                                  ------------         ------------
   Net realized gains
      Class III                                                             --             (793,938)
                                                                  ------------         ------------
      Total distributions from net realized gains                           --             (793,938)
                                                                  ------------         ------------
   In excess of net realized gains
      Class III                                                             --             (907,937)
                                                                  ------------         ------------
      Total distributions in excess of net realized gains                   --             (907,937)
                                                                  ------------         ------------
                                                                    (5,115,086)          (8,586,628)
                                                                  ------------         ------------
   Net share transactions: (Note 5)
      Class III                                                     28,624,997           64,308,107
                                                                  ------------         ------------
   Increase in net assets resulting from net share
    transactions                                                    28,624,997           64,308,107
                                                                  ------------         ------------
      Total increase in net assets                                  19,519,621           58,158,418
NET ASSETS:
   Beginning of period                                             163,210,494          105,052,076
                                                                  ------------         ------------
   End of period (including distributions in excess of net
    investment income of $6,013,314 and $504,944,
    respectively)                                                 $182,730,115         $163,210,494
                                                                  ============         ============

8             See accompanying notes to the financial statements.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED FEBRUARY 28/29,
                                                   --------------------------------------------------------
                                                     2000        1999        1998        1997       1996*
                                                   --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD               $   9.87    $  10.15    $  10.16    $  9.89     $ 10.00
                                                   --------    --------    --------    -------     -------

Income from investment operations:
   Net investment income(a)                            0.51        0.55        0.65+      0.61        0.05
   Net realized and unrealized gain (loss)            (0.71)      (0.25)       0.36       0.59       (0.16)
                                                   --------    --------    --------    -------     -------

      Total from investment operations                (0.20)       0.30        1.01       1.20       (0.11)
                                                   --------    --------    --------    -------     -------

Less distributions to shareholders:
   From net investment income                         (0.23)      (0.37)      (0.56)     (0.57)         --
   In excess of net investment income                 (0.03)      (0.09)         --         --          --
   From net realized gains                               --       (0.06)      (0.28)     (0.36)         --
   In excess of net realized gains                       --       (0.06)      (0.18)        --          --
                                                   --------    --------    --------    -------     -------

      Total distributions                             (0.26)      (0.58)      (1.02)     (0.93)         --
                                                   --------    --------    --------    -------     -------
NET ASSET VALUE, END OF PERIOD                     $   9.41    $   9.87    $  10.15    $ 10.16     $  9.89
                                                   ========    ========    ========    =======     =======
TOTAL RETURN(b)                                       (2.07)%      2.69%      10.19%     12.01%      (1.10)%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)               $182,730    $163,210    $105,052    $70,768     $31,072
   Net operating expenses to average daily net
     assets                                            0.34%       0.34%       0.34%      0.34%       0.34%**
   Interest expense to average daily net assets        0.16%         --          --         --          --
   Total net expenses to average daily net
     assets                                            0.50%(c)     0.34%      0.34%      0.34%       0.34%**
   Net investment income to average daily net
     assets(a)                                         5.09%       5.86%       6.21%      6.31%       6.16%**
   Portfolio turnover rate                              116%         75%        103%        72%          0%
   Fees and expenses voluntarily waived or
     borne by the Manager consisted of the
     following per share amounts:                  $   0.01    $   0.03    $   0.04    $  0.04     $  0.01

*                       Period from December 28, 1995 (commencement of operations)
                        to February 29, 1996.
**                      Annualized.
+                       Computed using average shares outstanding throughout the
                        period.
++                      Not annualized.
(a)                     Net investment income for the year ended February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b)                     Calculation excludes purchase premiums. The total returns
                        would have been lower had certain expenses not been waived during the periods shown.
(c)                     Interest expense incurred as a result of entering into
                        reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

              See accompanying notes to the financial statements.              9

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in global bond and currency markets. The Fund's benchmark is the J.P. Morgan Global Government Bond Index.

      At February 29, 2000, 85.1% of the Fund is invested in GMO Alpha Libor Fund, a separate fund of GMO Trust managed by GMO. Alpha Libor invests primarily in relatively high quality, low volatility fixed income securities.

      The financial statements of GMO Alpha Libor Fund should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 29, 2000, the total value of these securities represented 5% of net assets.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 29, 2000, $1,386,122 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund was sold may decline below the contractual repurchase price under the agreement. During the year ended February 29, 2000, the Fund had entered into reverse repurchase agreements with an average balance outstanding of

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      $9,387,949 and an average interest rate of 5.23%. The maximum balance outstanding was $15,713,000. The average shares outstanding were 19,705,043 and the average balance per share outstanding was $0.48. Average balance outstanding was calculated based on daily balances outstanding during the period the Fund had entered into reverse repurchase agreements. At February 29, 2000, there were no open reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated          Accumulated
         Undistributed Net    Undistributed Net
         Investment Income      Realized Gain      Paid-in Capital
         -----------------    -----------------    ---------------
           $(10,201,698)         $10,307,402          $(105,704)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. The premium will be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $82,781 in purchase premiums. There is no premium for cash redemptions or reinvested distributions.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .35% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .19% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $2,151. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $253,362,632 and $225,169,587, respectively.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      During the year ended February 29, 2000, the Fund exchanged securities with a market value of $160,634,538 for shares of GMO Alpha Libor Fund with a value equal to that market value in taxable transactions. Such amounts are included in purchases and sales above.

      At February 29, 2000 the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                           Gross Unrealized    Gross Unrealized    Net Unrealized
         Aggregate Cost      Appreciation        Depreciation       Depreciation
         --------------    ----------------    ----------------    --------------
          $186,665,850        $3,086,010         $(3,776,928)        $(690,918)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 68.1% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Year Ended                    Year Ended
                                                  February 29, 2000             February 28, 1999
                                              --------------------------    --------------------------
                                                Shares         Amount         Shares         Amount
         Class III:                           ----------    ------------    ----------    ------------
         Shares sold                           5,558,244    $ 55,187,578     8,321,672    $ 86,437,108
         Shares issued to shareholders
           in reinvestment of
           distributions                         509,734       4,888,345       780,362       8,048,789
         Shares repurchased                   (3,178,026)    (31,450,926)   (2,915,212)    (30,177,790)
                                              ----------    ------------    ----------    ------------
         Net increase                          2,889,952    $ 28,624,997     6,186,822    $ 64,308,107
                                              ==========    ============    ==========    ============

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                     Net Unrealized
              Settlement                                                              Appreciation
                 Date            Deliver/Receive   Units of Currency      Value      (Depreciation)
         ---------------------   ---------------   -----------------   -----------   --------------

              Buys
                3/10/00                CAD               33,500,000    $23,093,308    $   311,941
                3/23/00                EUR               74,600,000     71,944,986     (3,642,773)
                3/03/00                GBP               14,900,000     23,522,347       (479,271)
                5/05/00                GBP                3,600,000      5,682,723         (2,920)
                4/21/00                JPY            3,725,000,000     34,216,952       (373,457)
                                                                                      -----------
                                                                                      $(4,186,480)
                                                                                      ===========

             Sales
                4/28/00                AUD                5,600,000    $ 3,441,777    $    65,363
                3/10/00                CAD                2,700,000      1,861,252          2,556
                3/23/00                EUR                1,500,000      1,446,615         22,863
                3/03/00                GBP               14,900,000     23,522,347        279,975
                4/21/00                JPY               60,000,000        551,145           (520)
                3/30/00                NZD                4,500,000      2,185,830        101,880
                                                                                      -----------
                                                                                      $   472,117
                                                                                      ===========

      FORWARD CROSS CURRENCY CONTRACTS

                                                                               Net Unrealized
              Settlement         Deliver/Units of                               Appreciation
                 Date                Currency        Receive/In Exchange For   (Depreciation)
         ---------------------   -----------------   -----------------------   --------------
                4/14/00          CHF    27,282,875    EUR       17,000,000        $(11,068)
                4/14/00          EUR     3,800,000    CHF        6,095,086             403
                 4/7/00          SEK     1,715,370    EUR          200,000          (3,001)
                                                                                  --------
                                                                                  $(13,666)
                                                                                  ========

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                              Net Unrealized
               Number of                                           Expiration    Contract      Appreciation
               Contracts                      Type                    Date         Value      (Depreciation)
         ---------------------   ------------------------------    ----------   -----------   --------------

                 Buys
                  50             Australian Government Bond 10     March 2000   $ 4,253,121     $  49,955
                                 Yr.
                  28             Australian Government Bond 3      March 2000     1,975,366       (10,330)
                                 Yr.
                  41             Canadian Government Bond 10       June 2000      2,782,688         7,565
                                 Yr.
                  191            Euro Bund 10 Yr.                  March 2000    19,073,519      (303,622)
                   2             Japanese Government Bond 10       March 2000     2,406,081          (804)
                                 Yr.
                  109            U.S. Long Bond                    June 2000     10,320,937       (61,170)
                  150            U.S. Treasury Note 5 Yr.          June 2000     14,564,063       110,998
                                                                                                ---------
                                                                                                $(207,408)
                                                                                                =========

                 Sales
                   2             Japanese Government Bond 10       March 2000   $ 2,405,353     $   6,404
                                 Yr.
                   5             Japanese Government Bond 10       June 2000      5,954,212           720
                                 Yr.
                  106            Swiss Government Bond 10 Yr.      March 2000     7,516,063       138,019
                  37             U.K. Gilt                         June 2000      6,524,052        37,742
                  163            U.S. Treasury Note 10 Yr.         June 2000     15,548,672        32,050
                                                                                                ---------
                                                                                                $ 214,935
                                                                                                =========

      At February 29, 2000, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                    Puts                             Calls
                                        Principal Amount                 Principal Amount
                                          of Contracts                     of Contracts
                                        (000's omitted)     Premiums     (000's omitted)     Premiums
                                        ----------------    ---------    ----------------    ---------
         Outstanding, beginning of
           period                             3,500         $220,290           3,500         $262,500
         Options written                         --               --              --               --
         Options closed                          --               --              --               --
         Options exercised                   (3,500)        (220,290)             --               --
         Options expired                         --               --          (3,500)        (262,500)
         Options sold                            --               --              --               --
                                             ------         --------          ------         --------
         Outstanding, end of period              --         $     --              --         $     --
                                             ======         ========          ======         ========

      SWAP AGREEMENTS

                                                                                        Net Unrealized
                                  Expiration                                             Appreciation
            Notional Amount          Date                   Description                 (Depreciation)
         ---------------------    ----------    ------------------------------------    --------------
                CREDIT DEFAULT SWAPS
          108,000,000,000 ITL      3/31/03      Agreement with Morgan Guaranty Trust      $ (58,976)
                                                Company dated 3/26/98 to pay .07%
                                                per year times the notional amount.
                                                The Fund receives payment only upon
                                                a default event in Italy, the
                                                notional amount times the difference
                                                between the par value and the
                                                then-market value of Italy BTP,
                                                6.00% due 11/01/07.

            2,263,500,000 BEF      3/31/03      Agreement with Morgan Guaranty Trust        (69,802)
                                                Company dated 3/26/98 to pay .07%
                                                per year times the notional amount.
                                                The Fund receives payment only upon
                                                a default event in Belgium, the
                                                notional amount times the difference
                                                between the par value and the
                                                then-market value of Kingdom of
                                                Belgium, 5.75% due 3/28/08.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                  Expiration                                            Net Unrealized
           Notional Amount          Date                    Description                 Appreciation
         ---------------------    ----------    ------------------------------------    --------------
                 INTEREST RATE SWAPS
                7,100,000 CHF      6/05/05      Agreement with Morgan Guaranty Trust      $ 109,829
                                                Company dated 6/03/98 to pay the
                                                notional amount multiplied by 3.245%
                                                and to receive the notional amount
                                                multiplied by 6 month Floating Rate
                                                Swiss LIBOR adjusted by a specified
                                                spread.

                7,400,000 CHF      6/10/05      Agreement with Credit Suisse                112,909
                                                Financial Products dated 6/08/98 to
                                                pay the notional amount multiplied
                                                by 3.2625% and to receive the
                                                notional amount multiplied by 6
                                                month Floating Rate Swiss LIBOR
                                                adjusted by a specified spread.

                2,300,000 CHF      6/10/05      Agreement with Credit Suisse                 64,623
                                                Financial Products dated 10/01/98 to
                                                pay the notional amount multiplied
                                                by 3.2625% and to receive the
                                                notional amount multiplied by 6
                                                month Floating Rate Swiss LIBOR
                                                adjusted by a specified spread.

                3,900,000 CHF      6/11/05      Agreement with Morgan Guaranty Trust         61,596
                                                Company dated 6/09/98 to pay the
                                                notional amount multiplied by 3.245%
                                                and to receive the notional amount
                                                multiplied by 6 month Floating Rate
                                                Swiss LIBOR adjusted by a specified
                                                spread.

                6,800,000 CHF      9/16/05      Agreement with Morgan Guaranty Trust        170,159
                                                Company dated 9/14/98 to pay the
                                                notional amount multiplied by
                                                3.1175% and to receive the notional
                                                amount multiplied by 6 month
                                                Floating Rate Swiss LIBOR adjusted
                                                by a specified spread.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                        Net Unrealized
                                  Expiration                                            Appreciation
           Notional Amount          Date                    Description                 (Depreciation)
         ---------------------    ----------    ------------------------------------    --------------
               22,000,000 USD      7/29/06      Agreement with Morgan Guaranty Trust      $(780,232)
                                                Company dated 7/27/99 to receive the
                                                notional amount multiplied by 6.664%
                                                and to pay the notional amount
                                                multiplied by 3 month LIBOR adjusted
                                                by a specified spread.

               30,000,000 SEK      9/13/06      Agreement with UBS AG dated 9/09/99          13,899
                                                to receive the notional amount
                                                multiplied by 6.465% and to pay the
                                                notional amount multiplied by 3
                                                month Floating Rate Swedish LIBOR
                                                adjusted by a specified spread.

                 TOTAL RETURN SWAPS
               30,000,000 USD      7/25/01      Agreement with Morgan Guaranty Trust        (26,841)
                                                Company dated 7/01/99 to receive
                                                (pay) the notional amount multiplied
                                                by the return on the JP Morgan
                                                Non-U.S. Traded Total Return
                                                Government Bond Index and to pay the
                                                notional amount multiplied by 1
                                                month LIBOR adjusted by a specified
                                                spread.+

               75,000,000 USD      9/27/01      Agreement with Morgan Guaranty Trust       (140,946)
                                                Company dated 9/22/99 to receive
                                                (pay) the notional amount multiplied
                                                by the return on the JP Morgan
                                                Traded Total Return Government Bond
                                                Index and to pay the notional amount
                                                multiplied by 1 month LIBOR adjusted
                                                by a specified spread.+
                                                                                          ---------
                                                                                          $(543,782)
                                                                                          =========

         +                       This swap agreement is valued by management (Note 1).
         See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October capital losses of $3,974,684 and foreign currency losses of $9,832,019.

GMO GLOBAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Bond Fund returned -2.1% for the fiscal year ended February 29, 2000, compared to -3.4% for the J.P. Morgan Global Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

The Fund outperformed the benchmark during the fiscal year by 1.3%. Currency and emerging country debt selection added value during the fiscal year, while bond market and issue selection were negative and reduced portfolio return. Long bond yields increased by 20 to 200 basis points in developed countries, except in Japan where yields declined by 60 basis points. Other than in Japan, bond market returns were negative across the international bond universe. The U.S. dollar appreciated against European currencies, but declined against the Japanese yen, Canadian dollar and Australian dollar.

Bond market selection during the fiscal year was hurt by an underweight position in Japanese bonds and an overweight position in Swedish bonds. These losses were offset to some extent by an underweight position in Swiss bonds. Currency selection added modest value during the fiscal year. Overweight positions in Canadian dollars and British pounds added more than 150 basis points in value, but were offset to some extent by losses on underweight positions in U.S. and Australian dollars and an overweight position in Euros.

Emerging country debt exposure added nearly 200 basis points during the fiscal year, with much of it concentrated in the second half of the period. Sovereign spreads on the J.P. Morgan Emerging Markets Bond Index Plus declined from 1330 basis points to end the fiscal year at 816 basis points.

Issue selection was neutral during the fiscal year despite rising short-term interest rates and concerns about Y2K.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, New Zealand, Swedish, U.S. and emerging bond markets. We expect the Danish, Japanese, Swiss and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars, Euros and Swiss francs. The Australian dollar, Danish krone, Japanese yen, Swedish krona, British pound and U.S. dollar are expected to underperform.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      GMO GLOBAL BOND FUND CLASS III SHARES AND THE
                         J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX
                                 AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Inception 12/28/95
1yr           5yr           10yr (ITD)
-2.21         N/A           5

                                        [GRAPH]



Date                                       GMO Global Bond Fund-III                JP Morgan Global Gov't Bond
     12/28/95                                            9985                                    10000
     12/31/95                                            9985                                    10002
      3/31/96                                            9815                                     9826
      6/30/96                                           10255                                     9886
      9/30/96                                           10750                                    10165
     12/31/96                                           11290                                    10442
      3/31/97                                           10920                                    10033
      6/30/97                                           11334                                    10328
      9/30/97                                           11869                                    10506
     12/31/97                                           12009                                    10588
      3/31/98                                           12201                                    10693
      6/30/98                                           12321                                    10934
      9/30/98                                           12959                                    11855
     12/31/98                                           13240                                    12210
      3/31/99                                           12580                                    11734
      6/30/99                                           12175                                    11331
      9/30/99                                           12568                                    11777
     12/31/99                                           12506                                    11589
      2/29/00                                           12258                                    11304

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO INTERNATIONAL BOND FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

          PAR VALUE    DESCRIPTION                                          VALUE ($)
--------------------------------------------------------------------------------------
                       DEBT OBLIGATIONS -- 93.7%
                       ARGENTINA -- 0.9%
USD           500,000  Republic of Argentina, 12.13%, due 02/25/19             520,500
USD         1,000,000  Republic of Argentina Discount Bond,
                         Variable Rate, 6 mo. LIBOR + .81%, 6.88%, due
                         03/31/23                                              825,000
                                                                           -----------
                                                                             1,345,500
                                                                           -----------
                       AUSTRALIA -- 2.8%
AUD         2,620,000  Queensland Treasury Corp, 8.00%, due 09/14/07         1,705,756
USD         2,500,000  Westralia Airports Corp, 144A, 6.48%, due 04/01/10    2,266,250
                                                                           -----------
                                                                             3,972,006
                                                                           -----------
                       BRAZIL -- 1.6%
USD         3,000,000  Brazil Discount ZL Bond,
                         Variable Rate, 6 mo. LIBOR + .81%, 6.94%, due
                         04/15/24                                            2,343,750
                                                                           -----------
                       BULGARIA -- 2.5%
USD         1,000,000  Bulgaria Discount Bond Series B,
                         Variable Rate, 6 mo. LIBOR + 1.31%, 7.56%,
                         due 07/28/24                                          823,750
USD         5,000,000  Bulgaria Discount Series B Interest Strips, Basket
                         2, 0.00%, due 07/28/24                                895,000
USD        10,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)      1,965,225
                                                                           -----------
                                                                             3,683,975
                                                                           -----------
                       CANADA -- 10.3%
CAD           750,000  Government of Canada, 10.25%, due 03/15/14              715,524
CAD         5,000,000  Government of Canada Real Return, 4.25%,
                         due 12/01/21                                        4,060,579
CAD         3,000,000  Government of Canada Real Return, 4.25%,
                         due 12/01/26                                        2,321,599
CAD         2,000,000  Province of British Columbia, 7.88%, due 11/30/23     1,586,492
GBP         3,500,000  Province of Quebec, 8.62%, due 11/04/11               6,255,362
                                                                           -----------
                                                                            14,939,556
                                                                           -----------
                       CAYMAN ISLANDS -- 8.4%
GBP         2,000,000  BA Credit Card Corp Series 97-1, 7.13%,
                         due 09/15/02                                        3,143,507
GBP         2,000,000  Chester Asset Receivables, Inc., Deal 2,
                         Variable Rate, 3 mo. GBP LIBOR + .10%, 6.11%,
                         due 06/15/01                                        3,157,084
CAD         2,000,000  Government of Canada (Cayman), 7.25%,
                         due 06/01/08                                        1,433,494

              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

          PAR VALUE    DESCRIPTION                                          VALUE ($)
--------------------------------------------------------------------------------------
                       CAYMAN ISLANDS -- CONTINUED
USD         5,000,000  Pemex Finance Ltd. Series 1A1 Class A2, 144A,
                         6.30%, due 05/15/10                                 4,460,000
                                                                           -----------
                                                                            12,194,085
                                                                           -----------
                       CHILE -- 2.2%
USD         3,500,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05     3,267,250
                                                                           -----------
                       FRANCE -- 1.5%
FRF        14,000,000  Auxiliare Credit Foncier, 10.00%, due 04/20/01        2,181,061
                                                                           -----------
                       GERMANY -- 2.2%
GBP         3,000,000  Schweiz Bankgesellschaft, Zero Coupon,
                         due 03/31/06                                        3,124,879
                                                                           -----------
                       JAPAN -- 7.7%
GBP         2,000,000  Export Import Bank of Japan, 10.75%, due 05/15/01     3,291,590
USD         1,030,000  Japan Highway Public Corporation, 7.63%,
                         due 09/22/04                                        1,031,545
GBP         4,000,000  Kobe City, 9.50%, due 10/20/04                        6,917,863
                                                                           -----------
                                                                            11,240,998
                                                                           -----------
                       JORDAN -- 0.5%
USD         1,000,000  Hashemite Kingdom of Jordan Par Bond Series DEF,
                         Variable Rate, Step Up, 144A, 6.00%,
                         due 12/23/23                                          667,500
                                                                           -----------
                       MEXICO -- 3.8%
FRF        15,000,000  Mexico Par Bond, 6.63%, due 12/31/19                  1,945,725
CHF         9,000,000  Mexico Par Bond, 3.75%, due 12/31/19                  3,634,470
                                                                           -----------
                                                                             5,580,195
                                                                           -----------
                       NEW ZEALAND -- 2.2%
NZD         6,800,000  New Zealand Index Linked Bond Series 216, 4.50%,
                         due 02/15/16                                        3,192,121
                                                                           -----------
                       NIGERIA -- 0.4%
USD         1,228,385  Central Bank of Nigeria Par Bond Odd Lot,
                         Variable Rate, Step Up, 6.25%, due 11/15/20(a)        635,689
                                                                           -----------
                       NORWAY -- 0.5%
SEK         6,300,000  A/S Eksportfinans, 7.50%, due 08/16/01                  737,503
                                                                           -----------

              See accompanying notes to the financial statements.
2

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

          PAR VALUE    DESCRIPTION                                          VALUE ($)
--------------------------------------------------------------------------------------
                       SUPRA NATIONAL -- 3.6%
AUD        14,000,000  European Bank for Reconstruction and Development,
                         Zero Coupon, due 02/10/28                           1,093,767
CAD           700,000  European Investment Bank, 8.50%, due 08/30/05           523,191
GBP         2,000,000  International Bank for Reconstruction and
                         Development, 11.50%, due 11/09/03                   3,631,010
                                                                           -----------
                                                                             5,247,968
                                                                           -----------
                       SWEDEN -- 3.0%
SEK        20,000,000  Government of Sweden Index Linked Bond, 4.00%,
                         due 12/01/20                                        2,306,832
SEK        17,200,000  Kingdom of Sweden, 6.00%, due 02/09/05                1,986,034
                                                                           -----------
                                                                             4,292,866
                                                                           -----------
                       UNITED STATES -- 39.1%
                       ASSET BACKED SECURITIES -- 29.7%
USD         5,000,000  Aircraft Finance Trust Series 99-1A Class A1,
                         Variable Rate, 1 mo. LIBOR + .48%, 6.36%,
                         due 05/15/24                                        4,990,625
USD         5,000,000  Augusta Funding Ltd. X, 144A,
                         Variable Rate, 3mo. LIBOR + .25%, 6.43%,
                         due 06/30/17                                        4,846,094
USD         5,000,000  Big Flower Receivables Master Trust Series 96-2
                         Class A,
                         Variable Rate, LIBOR + .25%, 6.13%,
                         due 04/25/03                                        4,925,000
USD         3,500,000  Discover Card Master Trust I Series 99-3 Class A,
                         Variable Rate, 1 mo. LIBOR + .11%, 5.99%,
                         due 09/15/04                                        3,498,906
USD         4,492,655  Northstar CBO Ltd. Series 97-2 Class A2, 144A,
                         Variable Rate, Step Up, 6.62%, due 07/15/09         4,169,043
USD         5,000,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2,
                         144A,
                         Variable Rate, Step Up, 6.33%, due 09/15/09         4,921,875
USD         5,966,000  SMS Student Loan Trust Series 94-A Certificates,
                         Variable Rate, 1 mo. LIBOR + .70%, 6.51%,
                         due 07/26/21                                        5,969,580
USD         5,000,000  Society Student Loan Trust Series 93-A Class B,
                         Variable Rate, 1 mo. LIBOR + .75%, 6.56%,
                         due 07/25/03                                        5,000,000
USD         5,000,000  Starvest Emerging Markets CBO-I Series 1A, Class
                         A,
                         Variable Rate, 6 mo. LIBOR + .19%, 144A, 6.41%,
                         due 07/30/11                                        4,869,531
                                                                           -----------
                                                                            43,190,654
                                                                           -----------
                       CORPORATE DEBT -- 1.1%
SEK        14,000,000  Toyota Motor Credit, 7.50%, due 08/06/01              1,639,535
                                                                           -----------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

          PAR VALUE    DESCRIPTION                                          VALUE ($)
--------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AGENCY -- 8.3%
USD         2,401,188  Agency for International Development Floater
                         (Support of Honduras),
                         Variable Rate, 3 mo. U.S. Treasury Bill x 117%,
                         5.93%, due 10/01/11                                 2,317,146
USD         1,000,000  Agency for International Development Floater
                         (Support of India),
                         Variable Rate, 3 mo. LIBOR + .10%, 6.15%,
                         due 02/01/27                                          980,000
USD         1,681,201  Agency for International Development Floater
                         (Support of Morocco),
                         Variable Rate, 6 mo. U.S. Treasury Bill + .45%,
                         6.47%, due 11/15/14                                 1,634,968
USD           825,165  Agency for International Development Floater
                         (Support of Peru), Series A,
                         Variable Rate, 6 mo. U.S. Treasury Bill + .35%,
                         5.99%, due 05/01/14                                   792,159
USD         2,342,054  Agency for International Development Floater
                         (Support of Peru), Series A,
                         Variable Rate, 6 mo. U.S. Treasury Bill +.35%,
                         6.18%, due 05/01/14                                 2,248,371
USD           133,333  Agency for International Development Floater
                         (Support of Peru),
                         Variable Rate, 3 mo. U.S. Treasury Bill x 114%,
                         6.18%, due 02/01/02                                   132,667
USD         4,000,000  Federal Home Loan Bank,
                         Variable Rate, CPI + 3.15%, 5.66%,
                         due 02/15/02(b)                                     3,892,360
                                                                           -----------
                                                                            11,997,671
                                                                           -----------

                       TOTAL UNITED STATES                                  56,827,860
                                                                           -----------
                       VENEZUELA -- 0.5%
USD         1,000,000  Republic of Venezuela Discount Bond Series W-B,
                         Variable Rate, 6 mo. LIBOR + .81%, 6.88%,
                         due 03/31/20                                          772,500
                                                                           -----------

                       TOTAL DEBT OBLIGATIONS (COST $144,102,898)          136,247,262
                                                                           -----------
                       LOAN ASSIGNMENTS -- 1.6%
                       RUSSIA -- 1.6%
USD         9,646,950  Russia Vnesh Restructured Loan Agreements*            2,279,092
                                                                           -----------

                       TOTAL LOAN ASSIGNMENTS (COST $4,624,582)              2,279,092
                                                                           -----------

              See accompanying notes to the financial statements.
4

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           SHARES      DESCRIPTION                                          VALUE ($)
--------------------------------------------------------------------------------------
                       MUTUAL FUND -- 3.1%
              178,260  GMO Alpha Libor Fund                                  4,508,186
                                                                           -----------

                       TOTAL MUTUAL FUND (COST $4,499,740)                   4,508,186
                                                                           -----------

          PRINCIPAL
           AMOUNT
        -------------
                       CALL OPTIONS PURCHASED -- 0.0%
                       OPTIONS ON CURRENCY -- 0.0%
USD        12,880,000  Euro, Expires 5/03/00, Strike 1.12                        2,576
                                                                           -----------
                       OPTIONS ON FUTURES -- 0.0%
USD           910,000  Eurodollar, Expires 3/13/00, Strike 93.75                50,050
                                                                           -----------

                       TOTAL CALL OPTIONS PURCHASED (COST $311,528)             52,626
                                                                           -----------
                       PUT OPTIONS PURCHASED -- 0.8%
                       CROSS CURRENCY OPTIONS -- 0.0%
EUR        21,800,000  Euro Put/Swiss Franc Call, Expires 6/05/00, Strike
                         1.58485                                                31,484
                                                                           -----------
                       OPTIONS ON CURRENCY -- 0.8%
USD        12,305,000  Euro, Expires 5/03/00, Strike 1.07                    1,086,531
                                                                           -----------

                       TOTAL PUT OPTIONS PURCHASED (COST $509,995)           1,118,015
                                                                           -----------

           SHARES
        -------------
                       RIGHTS AND WARRANTS -- 0.0%
                       MEXICO -- 0.0%
            8,613,000  United Mexican States Warrants, Expires 6/30/03**            --
                                                                           -----------
                       NIGERIA -- 0.0%
                1,227  Central Bank of Nigeria Payment Adjusted Warrants,
                         Expires 11/15/20**                                         --
                                                                           -----------

              See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           SHARES/
          PAR VALUE    DESCRIPTION                                          VALUE ($)
--------------------------------------------------------------------------------------
                       VENEZUELA -- 0.0%
                7,140  Republic of Venezuela Recovery Warrants, Expires
                         4/15/20**                                                  --
                                                                           -----------

                       TOTAL RIGHTS AND WARRANTS (COST $0)                          --
                                                                           -----------
                       SHORT-TERM INVESTMENTS -- 1.5%
                       COMMERCIAL PAPER -- 1.4%
USD         2,000,000  Koch Industries Inc., 5.83%, due 3/01/00              2,000,000
                                                                           -----------
                       REPURCHASE AGREEMENT -- 0.1%
USD           116,115  Salomon Smith Barney Inc. Repurchase Agreement,
                       dated 2/29/00, due 3/1/00, with a maturity value
                       of $116,131 and an effective yield of 4.95%,
                       collateralized by a U.S. Treasury Obligation with
                       a rate of 8.125%, maturity date of 8/15/19 and
                       market value, including accrued interest, of
                       $118,437.                                               116,115
                                                                           -----------

                       TOTAL SHORT-TERM INVESTMENTS (COST $2,116,115)        2,116,115
                                                                           -----------
                       TOTAL INVESTMENTS -- 100.7%
                       (Cost $156,164,858)                                 146,321,296

                       Other Assets and Liabilities (net) -- (0.7%)           (948,108)
                                                                           -----------
                       TOTAL NET ASSETS -- 100.0%                          $145,373,188
                                                                           ===========

              See accompanying notes to the financial statements.
6

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

NOTES TO SCHEDULE OF INVESTMENTS:

CPI - Consumer Price Index

144A - Securities exempt from registration under rule 144A
  of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable and Step up rates - The rates shown on variable and step up rate notes are the current
    interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
FRF - French Franc
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
NZD - New Zealand Dollars
SEK - Swedish Krona
USD - United States Dollar

(a)  Valued by management (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

*    Non-performing. Borrower not currently paying interest.

**   Non-income producing security.

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $156,164,858) (Note 1)         $146,321,296
   Cash at interest on deposit at brokers (Note 1)               1,841,096
   Receivable for investments sold                                  28,221
   Interest receivable                                           2,350,200
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               6,735
                                                              ------------
      Total assets                                             150,547,548
                                                              ------------

LIABILITIES:
   Payable for investments purchased                               545,133
   Payable to affiliate for (Note 2):
      Management fee                                                29,162
      Shareholder service fee                                       17,402
   Net payable for open forward foreign currency contracts
    (Notes 1 and 6)                                              3,838,565
   Interest payable for open swap contracts (Note 1)               446,184
   Payable for open swap contracts (Notes 1 and 6)                 228,263
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  9,259
   Accrued expenses                                                 60,392
                                                              ------------
      Total liabilities                                          5,174,360
                                                              ------------
NET ASSETS                                                    $145,373,188
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $161,827,531
   Distributions in excess of net investment income             (2,483,990)
   Accumulated net realized gain                                   469,227
   Net unrealized depreciation                                 (14,439,580)
                                                              ------------
                                                              $145,373,188
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $145,373,188
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    15,816,518
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.19
                                                              ============

8             See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $2,177)   $11,423,732
   Dividends                                                      165,875
                                                              -----------
      Total income                                             11,589,607
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        417,278
   Custodian and transfer agent fees                               99,271
   Audit fees                                                      55,901
   Interest expense (Note 1)                                       53,732
   Legal fees                                                       2,976
   Registration fees                                                2,471
   Trustees fees (Note 2)                                           1,872
   Miscellaneous                                                    2,924
   Fees waived or borne by Manager (Note 2)                      (165,415)
                                                              -----------
                                                                  471,010
   Shareholder service fee (Note 2)
      Class III                                                   250,367
                                                              -----------
      Net expenses                                                721,377
                                                              -----------
            Net investment income                              10,868,230
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (2,785,697)
      Closed futures contracts                                   (280,291)
      Closed swap contracts                                      (695,971)
      Written options                                             472,500
      Foreign currency, forward contracts and foreign
      currency related transactions                            (7,439,304)
                                                              -----------

         Net realized loss                                    (10,728,763)
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (3,912,442)
      Open futures contracts                                       80,175
      Open swap contracts                                       1,129,271
      Written options                                            (114,912)
      Foreign currency, forward contracts and foreign
      currency related transactions                            (1,818,403)
                                                              -----------

         Net unrealized loss                                   (4,636,311)
                                                              -----------

      Net realized and unrealized loss                        (15,365,074)
                                                              -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,496,844)
                                                              ===========

              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 10,868,230       $  17,115,565
   Net realized gain (loss)                                 (10,728,763)         11,107,758
   Change in net unrealized appreciation (depreciation)      (4,636,311)        (16,558,967)
                                                           ------------       -------------
   Net increase (decrease) in net assets from
    operations                                               (4,496,844)         11,664,356
                                                           ------------       -------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (6,522,666)         (8,308,647)
                                                           ------------       -------------
      Total distributions from net investment income         (6,522,666)         (8,308,647)
                                                           ------------       -------------
   In excess of net investment income
      Class III                                                      --          (1,994,554)
                                                           ------------       -------------
      Total distributions in excess of net investment
       income                                                        --          (1,994,554)
                                                           ------------       -------------
   Net realized gains
      Class III                                              (3,231,690)         (5,508,618)
                                                           ------------       -------------
      Total distributions from net realized gains            (3,231,690)         (5,508,618)
                                                           ------------       -------------
                                                             (9,754,356)        (15,811,819)
                                                           ------------       -------------
   Net share transactions: (Note 5)
      Class III                                             (22,204,508)       (107,045,783)
                                                           ------------       -------------
   Decrease in net assets resulting from net share
    transactions                                            (22,204,508)       (107,045,783)
                                                           ------------       -------------
      Total decrease in net assets                          (36,455,708)       (111,193,246)
NET ASSETS:
   Beginning of period                                      181,828,896         293,022,142
                                                           ------------       -------------
   End of period (including distributions in excess of
    net investment income of $2,483,990 and accumulated
    undistributed net investment income of $4,362,615,
    respectively)                                          $145,373,188       $ 181,828,896
                                                           ============       =============

10            See accompanying notes to the financial statements.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.06  $  10.45  $  10.78  $  10.92  $   9.64
                                          --------  --------  --------  --------  --------
Income from investment operations:
   Net investment income(a)                   0.70      0.71      0.59      0.71      0.62
   Net realized and unrealized gain
     (loss)                                  (0.99)    (0.42)     0.08      0.65      1.55
                                          --------  --------  --------  --------  --------

      Total from investment operations       (0.29)     0.29      0.67      1.36      2.17
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (0.39)    (0.36)    (0.54)    (0.81)    (0.59)
   In excess of net investment income           --     (0.09)       --        --        --
   From net realized gains                   (0.19)    (0.23)    (0.10)    (0.54)    (0.30)
   In excess of net realized gains              --        --     (0.36)    (0.15)       --
                                          --------  --------  --------  --------  --------

      Total distributions                    (0.58)    (0.68)    (1.00)    (1.50)    (0.89)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   9.19  $  10.06  $  10.45  $  10.78  $  10.92
                                          ========  ========  ========  ========  ========
TOTAL RETURN(b)                              (2.98)%     2.48%     6.32%    12.39%    22.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $145,373  $181,829  $293,022  $235,783  $193,920
   Net operating expenses to average
     daily net assets                         0.40%     0.40%     0.40%     0.40%     0.40%
   Interest expense to average daily net
     assets                                   0.03%       --        --        --        --
   Total net expenses to average daily
     net assets                               0.43%(c)     0.40%     0.40%     0.40%     0.40%
   Net investment income to average
     daily net assets(a)                      6.51%     6.45%     6.24%     6.93%     8.17%
   Portfolio turnover rate                      39%      106%      105%       95%       99%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.03  $   0.02  $   0.02  $   0.01

(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.
(b) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 29, 2000, the total value of these securities represented 23% of net assets. Included in this total are U.S. Government backed securities and other highly rated collateralized debt obligations that represent 19% of net assets at February 29, 2000.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts as of February 29, 2000.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 29, 2000, $1,841,096 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold may decline below the contractual repurchase price under the agreement. During the year ended February 29, 2000, the

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Fund had entered into reverse repurchase agreements with an average balance outstanding of $3,527,724 and an average interest rate of 5.23%. The maximum balance outstanding was $6,299,000. The average shares outstanding were 17,640,282 and the average balance per share outstanding was $0.20. Average balance outstanding was calculated based on daily balances outstanding during the period the Fund had entered into reverse repurchase agreements. At February 29, 2000, there were no open reverse repurchase agreements.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000 the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
           $(11,192,169)       $11,171,959         $20,210

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. Dividend income is recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. The premium will be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $7,451 in purchase premiums. There is no premium for cash redemptions or reinvested distributions.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .40% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .25% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $1,872. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $63,294,081 and $98,034,683, respectively.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $156,266,898      $2,265,628       $(12,211,230)    $(9,945,602)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 56.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               Year Ended                 Year Ended
                                                           February 29, 2000          February 28, 1999
                                                        ------------------------  --------------------------
                                                          Shares       Amount       Shares        Amount
         Class III:                                     ----------  ------------  -----------  -------------
         Shares sold                                       506,647  $  5,058,435    5,484,951  $  57,695,554
         Shares issued to shareholders
           in reinvestment of distributions                824,412     7,759,488    1,255,142     13,253,099
         Shares repurchased                             (3,580,058)  (35,022,431) (16,723,091)  (177,994,436)
                                                        ----------  ------------  -----------  -------------
         Net decrease                                   (2,248,999) $(22,204,508)  (9,982,998) $(107,045,783)
                                                        ==========  ============  ===========  =============

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                             Net Unrealized
         Settlement                          Units                            Appreciation
            Date     Deliver/Receive      of Currency           Value        (Depreciation)
         ----------  ---------------  -------------------  ----------------  --------------

           Buys
          3/10/00        CAD                17,700,000       $12,201,539      $   164,817
          3/23/00        EUR                78,500,000        75,706,185       (3,843,304)
          3/03/00        GBP                19,200,000        30,310,675         (305,961)
          4/21/00        JPY             4,660,000,000        42,805,637         (469,256)
                                                                              -----------
                                                                              $(4,453,704)
                                                                              ===========

           Sales
          4/28/00        AUD                 7,800,000       $ 4,793,903      $    91,042
          3/10/00        CAD                 4,200,000         2,895,280            7,544
          3/23/00        EUR                   600,000           578,646            8,694
          3/03/00        GBP                19,200,000        30,310,675          428,029
          5/05/00        GBP                12,800,000        20,205,236           10,380
          4/21/00        JPY               110,000,000         1,010,434             (954)
          3/30/00        NZD                 6,800,000         3,303,032          153,952
                                                                              -----------
                                                                              $   698,687
                                                                              ===========

      FORWARD CROSS CURRENCY CONTRACTS

                                                                         Net Unrealized
         Settlement                                                       Appreciation
            Date     Deliver/Units of Currency  Receive/In Exchange For  (Depreciation)
         ----------  -------------------------  -----------------------  --------------
          4/14/00       CHF       18,135,088      EUR      11,300,000       $ (7,357)
          4/14/00       EUR        3,100,000      CHF       4,972,307            329
          4/07/00       SEK       43,741,935      EUR       5,100,000        (76,520)
                                                                            --------
                                                                            $(83,548)
                                                                            ========

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                                                   Net Unrealized
                 Number of                                                                             Contract     Appreciation
                 Contracts                               Type                       Expiration Date     Value      (Depreciation)
         --------------------------  ---------------------------------------------  ---------------  ------------  --------------

         Buys
           30                        Australian Government Bond 3 Yr.                 March 2000     $ 2,116,463     $ (11,068)
           345                       Euro Bund 10 Yr.                                 March 2000      34,452,168      (495,556)
           17                        Japanese Government Bond 10 Yr.                  March 2000      20,445,496        53,251
           13                        Japanese Government Bond 10 Yr.                   June 2000      15,480,952        (2,464)
           81                        Swiss Government Bond 10 Yr.                     March 2000       5,743,407      (104,225)
                                                                                                                     ---------
                                                                                                                     $(560,062)
                                                                                                                     =========

         Sales
           3                         Australian Government Bond 3 Yr.                 March 2000     $   255,187     $     309
           49                        Canadian Government Bond 10 Yr.                   June 2000       3,325,651       (10,120)
           17                        Japanese Government Bond 10 Yr.                  March 2000      20,451,686         6,063
           78                        U.K. Gilt                                         June 2000      13,753,406        77,365
           68                        U.S. Treasury Bond                                June 2000       6,438,750        37,277
           226                       U.S. Treasury Note 10 Yr.                         June 2000      21,558,281        44,438
                                                                                                                     ---------
                                                                                                                     $ 155,332
                                                                                                                     =========

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                                     Puts                             Calls
                                                        Principal Amount                 Principal Amount
                                                          of Contracts                     of Contracts
                                                        (000's omitted)     Premiums     (000's omitted)     Premiums
                                                        ----------------  -------------  ----------------  -------------
         Outstanding, beginning of period                       6,300       $ 396,522            6,300       $ 472,500
         Options written                                           --              --               --              --
         Options closed                                            --              --               --              --
         Options exercised                                     (6,300)       (396,522)              --              --
         Options expired                                           --              --           (6,300)       (472,500)
                                                          -----------       ---------      -----------       ---------
         Outstanding, end of period                                --       $      --               --       $      --
                                                          ===========       =========      ===========       =========

      SWAP AGREEMENTS

                                                                                                  Net Unrealized
                Notional          Expiration                                                       Appreciation
                 Amount              Date                        Description                      (Depreciation)
         -----------------------  ----------  --------------------------------------------------  --------------
         CREDIT DEFAULT SWAPS
          270,000,000,000    ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated    $(147,441)
                                              3/26/98 to pay .07% per year times the notional
                                              amount. The Fund receives payment only upon a
                                              default event in Italy, the notional amount times
                                              the difference between the par value and the then-
                                              market value of Italy BTP, 6.00% due 11/01/07.

          5,658,750,000      BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated     (174,506)
                                              3/26/98 to pay .07% per year times the notional
                                              amount. The Fund receives payment only upon a
                                              default event in Belgium, the notional amount
                                              times the difference between the par value and the
                                              then-market value of Kingdom of Belgium, 5.75% due
                                              3/28/08.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                                  Net Unrealized
                Notional          Expiration                                                       Appreciation
                 Amount              Date                        Description                      (Depreciation)
         -----------------------  ----------  --------------------------------------------------  --------------
         INTEREST RATE SWAPS
           16,800,000        CHF    6/05/05   Agreement with Morgan Guaranty Trust Company dated    $ 260,920
                                              6/03/98 to pay the notional amount multiplied by
                                              3.245% and to receive the notional amount
                                              multiplied by 6 month Floating Rate Swiss LIBOR
                                              adjusted by a specified spread.

           14,500,000        CHF    6/10/05   Agreement with Credit Suisse Financial Products         221,240
                                              dated 6/08/98 to pay the notional amount
                                              multiplied by 3.2625% and to receive the notional
                                              amount multiplied by 6 month Floating Rate Swiss
                                              LIBOR adjusted by a specified spread.

           10,000,000        CHF    6/11/05   Agreement with Morgan Guaranty Trust Company dated      157,936
                                              6/09/98 to pay the notional amount multiplied by
                                              3.245% and to receive the notional amount
                                              multiplied by 6 month Floating Rate Swiss LIBOR
                                              adjusted by a specified spread.

           4,400,000         CHF    9/16/05   Agreement with Morgan Guaranty Trust Company dated      190,642
                                              9/14/98 to pay the notional amount multiplied by
                                              3.1175% and to receive the notional amount
                                              multiplied by 6 month Floating Rate Swiss LIBOR
                                              adjusted by a specified spread.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                                  Net Unrealized
                Notional          Expiration                                                       Appreciation
                 Amount              Date                        Description                      (Depreciation)
         -----------------------  ----------  --------------------------------------------------  --------------
           20,000,000        USD    7/29/06   Agreement with Morgan Guaranty Trust Company dated    $(709,301)
                                              7/27/99 to receive the notional amount multiplied
                                              by 6.664% and to pay the notional amount
                                              multiplied by 3 month LIBOR adjusted by a
                                              specified spread.

           27,000,000        SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the       12,509
                                              notional amount multiplied by 6.465% and to pay
                                              the notional amount multiplied by 3 month Floating
                                              Rate Swedish LIBOR adjusted by a specified spread.
         TOTAL RETURN SWAP
           45,000,000        USD    7/25/01   Agreement with Morgan Guaranty Trust Company dated      (40,262)
                                              7/01/99 to receive (pay) the notional amount
                                              multiplied by the return on the JP Morgan Non-U.S.
                                              Traded Total Return Government Bond Index and to
                                              pay the notional amount multiplied by 1 month
                                              LIBOR adjusted by a specified spread.+
                                                                                                    ---------
                                                                                                    $(228,263)
                                                                                                    =========

         +    This swap agreement is valued by management (Note 1).
         See Notes to the Schedule of Investments for definitions of currency abbreviations.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund has elected to defer to March 1, 2000 post October foreign currency losses of $6,027,432.

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 33.1% of distributions as net capital gain dividends.

GMO INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the International Bond Fund returned -3.0% for the fiscal year ended February 29, 2000, compared to -5.4% for the J.P. Morgan Non-U.S. Government Bond Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

The Fund outperformed the benchmark during the fiscal year by 2.4%. Currency and emerging country debt selection added value during the fiscal year, while bond market and issue selection were negative and reduced portfolio return. Long bond yields increased by 20 to 200 basis points in developed countries, except in Japan where yields declined by 60 basis points. Other than in Japan, bond market returns were negative across the international bond universe. The U.S. dollar appreciated against European currencies, but declined against the Japanese yen, Canadian dollar and Australian dollar.

Bond market selection during the fiscal year was hurt by an underweight position in Japanese bonds and an overweight position in Swedish bonds. These losses were offset to some extent by an underweight position in Swiss bonds. Currency selection added modest value during the fiscal year. Overweight positions in Canadian dollars and British pounds added more than 150 basis points in value, but were offset to some extent by losses on underweight positions in U.S. and Australian dollars and an overweight position in Euros.

Emerging country debt exposure added more than 250 basis points during the fiscal year, with much of it concentrated in the second half of the period. Sovereign spreads on the J.P. Morgan Emerging Markets Bond Index Plus declined from 1330 basis points to end the fiscal year at 816 basis points.

Issue selection was neutral during the fiscal year despite rising short-term interest rates and concerns about Y2K.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, New Zealand, Swedish, U.S. and emerging bond markets. We expect the Danish, Japanese, Swiss and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars, Euros and Swiss francs. The Australian dollar, Danish krone, Japanese yen, Swedish krona, British pound and U.S. dollar are expected to underperform.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        GMO INTERNATIONAL BOND FUND CLASS III SHARES AND THE
             J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX
                     AS OF FEBRUARY 29, 2000


Average Annual Total Returns
Inception              12/22/93
1yr             5yr            10yr (ITD)
-3.13           7.79           7.55

                                                        [GRAPH]

Date                          GMO International Bond Fund-III               JP Morgan Non-US Gov't Bond
     12/22/93                                            9985                                    10000
     12/31/93                                            9885                                     9900
      3/31/94                                            9945                                    10017
      6/30/94                                           10065                                    10147
      9/30/94                                           10560                                    10320
     12/31/94                                           10395                                    10386
      3/31/95                                           11490                                    11846
      6/30/95                                           12428                                    12393
      9/30/95                                           12579                                    12240
     12/31/95                                           13235                                    12579
      3/31/96                                           13247                                    12368
      6/30/96                                           13876                                    12453
      9/30/96                                           14653                                    12893
     12/31/96                                           15441                                    13242
      3/31/97                                           14655                                    12472
      6/30/97                                           15137                                    12791
      9/30/97                                           15687                                    12864
     12/31/97                                           15575                                    12742
      3/31/98                                           15726                                    12826
      6/30/98                                           15787                                    13081
      9/30/98                                           16675                                    14384
     12/31/98                                           17256                                    15072
      3/31/99                                           16259                                    14325
      6/30/99                                           15599                                    13665
      9/30/99                                           16319                                    14424
     12/31/99                                           16311                                    14142
      2/29/00                                           15696                                    13523


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO EMERGING COUNTRY DEBT FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        DEBT OBLIGATIONS -- 74.3%
                        ARGENTINA -- 11.6%
ARS          4,400,000  Provincia Corrientes Series 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.87%,
                          due 04/01/09                                        2,134,213
ARS          2,500,000  Provincia Corrientes Series 2, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.87%,
                          due 04/01/09                                        1,212,621
USD         50,250,000  Republic of Argentina, 12.13%, due 02/25/19          52,310,250
ARS         17,823,800  Republic of Argentina Bocon Pro 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.87%,
                          due 04/01/07(a)                                    12,014,443
ARS          4,000,000  Republic of Argentina Bocon Pro 1, PIK,
                          Variable Rate, 1 mo. Peso Deposit Rate , 2.87%,
                          due 04/01/07                                        2,860,286
DEM          3,830,000  Republic of Argentina Discount Bond,
                          Variable Rate, 6 mo. DEM LIBOR + .81%, 4.31%,
                          due 03/31/23                                        1,319,781
ARS         27,436,201  Republic of Argentina INDER Certificates, 6.00%,
                          due 04/15/06                                       15,365,809
ARS         35,134,370  Republic of Argentina Pro 1 Co-Participation
                          Rights,
                          Variable Rate, 1 mo. Peso Deposit Rate, 2.87%,
                          due 04/01/07                                       17,561,915
USD          2,000,000  Republic of Argentina Pro 4,
                          Variable Rate, 1 mo. LIBOR, 5.87%, due 12/28/10     1,985,000
                                                                            -----------
                                                                            106,764,318
                                                                            -----------
                        BOSNIA & HERZEGOVINA -- 0.3%
DEM         25,244,000  Bosnia & Herzegovina Series A, Step Up, 2.00%, due
                          12/11/17                                            2,485,382
DEM         12,335,000  Bosnia & Herzegovina Series B, Zero Coupon, due
                          12/11/17                                              151,804
                                                                            -----------
                                                                              2,637,186
                                                                            -----------
                        BRAZIL -- 17.5%
USD            306,740  Brazil Capitalization Bond, PIK, 8.00%, due
                          04/15/14                                              226,605
USD         52,500,000  Brazil DCB (Bearer),
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          04/15/12                                           39,046,875
USD         18,000,000  Brazil DCB (Registered),
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          04/15/12                                           13,387,500
USD         25,525,000  Brazil Discount ZL Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.94%, due
                          04/15/24                                           19,941,406
USD         18,000,000  Brazil FLIRB (Bearer),
                          Variable Rate, Step Up, 5.00%, due 04/15/09        13,680,000
USD         52,320,000  Brazil FLIRB (Registered),
                          Variable Rate, Step Up, 5.00%, due 04/15/09        39,763,200
USD         16,091,423  Brazil MYDFA Trust Certificates,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.81%, due
                          09/15/07                                           13,355,881

              See accompanying notes to the financial statements.              1

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        BRAZIL -- CONTINUED
USD         16,000,000  Brazil New Money Bond,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          04/15/09                                           13,160,000
USD         10,000,000  Republic of Brazil, 12.25%, due 03/06/30              9,490,000
                                                                            -----------
                                                                            162,051,467
                                                                            -----------
                        BULGARIA -- 4.3%
USD          6,551,707  Bulgaria Discount Bond Series B,
                          Variable Rate, 6 mo. LIBOR + 1.31%, 7.56%, due
                          07/28/24                                            5,396,969
USD         18,000,000  Bulgaria Discount Series B Interest Strips, Basket
                          2, 0.00%, due 07/28/24                              3,222,000
USD         39,844,572  Bulgaria FLIRB Series B,
                          Variable Rate, Step Up, 3.25%, due 07/28/12        29,883,429
USD          5,000,000  Bulgaria Par Bond, Series B Strips, Tranche B,
                          0.00%, due 07/28/24                                   895,000
                                                                            -----------
                                                                             39,397,398
                                                                            -----------
                        COLOMBIA -- 0.4%
USD          4,000,000  Republic of Colombia, 11.75%, due 02/25/20            3,870,000
                                                                            -----------
                        COSTA RICA -- 0.1%
USD          1,000,000  Central Bank of Costa Rica Principal Bond Series
                          A, 6.25%, due 05/21/10                                920,000
                                                                            -----------
                        DOMINICAN REPUBLIC -- 1.3%
USD         17,957,000  Dominican Republic Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.88%, due
                          08/30/24                                           11,941,405
                                                                            -----------
                        ECUADOR -- 2.5%
USD         41,465,000  Republic of Ecuador Discount Bond (Global
                          Registered),
                          Variable Rate, 6 mo. LIBOR + .81%, 6.75%, due
                          02/28/25*                                          16,586,000
USD          1,000,000  Republic of Ecuador Par Bond,
                          Variable Rate, Step Up, 4.00%, due 02/28/25*          367,500
USD         22,101,904  Republic of Ecuador PDI (Bearer), PIK,
                          Variable Rate, 6 mo. LIBOR +.81%, 6.75%, due
                          02/27/15*                                           5,359,712
USD          2,363,840  Republic of Ecuador PDI (Registered), PIK,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.75%, due
                          02/27/15*                                             573,231
                                                                            -----------
                                                                             22,886,443
                                                                            -----------

              See accompanying notes to the financial statements.
2

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        IVORY COAST -- 2.5%
FRF         25,000,000  Ivory Coast Discount Bond,
                          Variable Rate, Step Up, 3.00%, due 03/31/28         1,247,612
FRF        538,720,000  Ivory Coast FLIRB,
                          Variable Rate, Step Up, 2.00%, due 03/29/18        13,442,274
FRF        260,269,625  Ivory Coast PDI,
                          Variable Rate, Step Up, 1.90%, due 03/29/18         8,786,422
                                                                            -----------
                                                                             23,476,308
                                                                            -----------
                        JORDAN -- 3.4%
USD            263,000  Hashemite Kingdom of Jordan IAB, 144A,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.00%, due
                          12/23/05                                              251,165
USD         25,780,215  Hashemite Kingdom of Jordan Par Bond Series DEF,
                          Variable Rate, Step Up, 144A, 6.00%, due
                          12/23/23                                           17,208,294
USD          9,000,000  Hashemite Kingdom of Jordan Par Bond,
                          Variable Rate, Step Up, 6.00%, due 12/23/23         6,097,500
USD          8,105,423  Hashemite Kingdom of Jordan PDI,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.00%, due
                          12/23/05                                            7,740,679
                                                                            -----------
                                                                             31,297,638
                                                                            -----------
                        MACEDONIA -- 1.6%
USD         23,513,118  Macedonia Capitalization Bond, PIK,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.02%, due
                          07/12/12                                           15,048,395
                                                                            -----------
                        MEXICO -- 11.0%
USD             19,000  Mexico Discount Bond Series A Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.93%, due
                          12/31/19(a)                                            17,237
USD          6,000,000  Mexico Discount Bond Series D,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.90%, due
                          12/31/19                                            5,752,500
DEM         30,000,000  Mexico Discount Bond,
                          Variable Rate, 6 mo. DEM LIBOR + .81%, 4.31%,
                          due 12/31/19                                       12,682,153
FRF        335,250,000  Mexico Par Bond, 6.63%, due 12/31/19                 43,117,914
CHF         72,000,000  Mexico Par Bond, 3.75%, due 12/31/19                 29,075,761
USD          3,000,000  Mexico Par Bond, Series A, 6.25%, due 12/31/19        2,441,250
USD         10,500,000  Mexico Par Bond, Series B, 6.25%, due 12/31/19        8,544,375
USD            159,000  Mexico Par Bond, Series B Odd Lot, 6.25%, due
                          12/31/19(a)                                           120,840
                                                                            -----------
                                                                            101,752,030
                                                                            -----------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        NIGERIA -- 2.8%
USD         29,500,000  Central Bank of Nigeria Par Bond,
                          Variable Rate, Step Up, 6.25%, due 11/15/20        16,741,250
USD         18,172,706  Nigeria Odd Lot, 6.25%, due 11/15/20(a)               9,404,377
                                                                            -----------
                                                                             26,145,627
                                                                            -----------
                        PERU -- 2.1%
USD          4,325,000  Peru Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 144A, 6.81%,
                          due 03/08/27                                        3,243,750
USD          7,775,000  Peru FLIRB,
                          Variable Rate, Step Up, 3.75%, due 03/07/17         4,966,281
USD          5,150,000  Peru FLIRB,
                          Variable Rate, Step Up, 144A, 3.75%, due
                          03/07/17                                            3,289,563
USD         14,000,000  Peru Par Bond,
                          Variable Rate, Step Up, 144A, 3.00%, due
                          03/07/27                                            5,810,000
USD          3,200,000  Peru PDI,
                          Variable Rate, Step Up, 4.50%, due 03/07/17         2,236,000
                                                                            -----------
                                                                             19,545,594
                                                                            -----------
                        QATAR -- 0.2%
USD          2,000,000  State of Qatar, 9.50%, due 05/21/09                   2,092,500
                                                                            -----------
                        RUSSIA -- 0.6%
RUB         22,852,579  Russia Federal Loan Bond Series 25021, 15.00%, due
                          01/17/01(a)                                           347,964
RUB        114,950,000  Russia Federal Loan Bond Series 25023, 14.00%, due
                          09/12/01(a)                                         1,477,929
RUB         41,474,497  Russia Federal Loan Bond Series 26003, 10.00%, due
                          03/15/05(a)                                           229,049
USD         10,000,000  Russia Federation, 2.25%, due 03/31/30(b)             3,112,500
                                                                            -----------
                                                                              5,167,442
                                                                            -----------
                        SOUTH KOREA -- 0.6%
USD          6,000,000  Export Import Bank of Korea, 7.10%, due 03/15/07      5,865,600
                                                                            -----------
                        SUPRA NATIONAL -- 0.3%
ZAR        100,000,000  International Bank for Reconstruction and
                          Development, Zero Coupon, due 05/14/12*             3,070,279
                                                                            -----------
                        TRINIDAD & TOBAGO -- 0.3%
USD          3,000,000  Republic of Trinidad & Tobago, 144A , 9.88%, due
                          10/01/09                                            3,127,500
                                                                            -----------

              See accompanying notes to the financial statements.
4

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        TUNISIA -- 1.0%
JPY        200,000,000  Banque Centrale De Tunisie, 4.35%, due 08/15/17       1,784,170
JPY        800,000,000  Banque National Development Touristique, 4.75%,
                          due 06/09/17                                        7,063,857
                                                                            -----------
                                                                              8,848,027
                                                                            -----------
                        TURKEY -- 0.7%
USD          2,000,000  Republic of Turkey, 11.88%, due 01/15/30              2,077,500
USD          4,000,000  Republic of Turkey Notes, 12.00%, due 12/15/08        4,205,000
                                                                            -----------
                                                                              6,282,500
                                                                            -----------
                        UKRAINE -- 0.2%
USD          3,000,000  Ukraine Government, 11.00%, due 03/15/07              1,680,000
                                                                            -----------
                        UNITED STATES -- 1.6%
                        ASSET BACKED SECURITIES -- 0.5%
USD          5,000,000  SHYPPCO Finance Company Series 98-1 Class A-2B,
                          6.64%, due 06/15/10                                 4,562,500
                                                                            -----------
                        U.S. GOVERNMENT AGENCY -- 1.1%
USD          1,083,500  Agency for International Development Floater
                          (Support of C.A.B.E.I.),
                          Variable Rate, 6 mo. U.S. Treasury Bill + .40%,
                          6.42%, due 10/01/12                                 1,050,995
USD          9,000,000  Federal Home Loan Bank,
                          Variable Rate, CPI + 3.15%, 5.66%, due
                          02/15/02(c)                                         8,757,810
                                                                            -----------
                                                                              9,808,805
                                                                            -----------

                        TOTAL UNITED STATES                                  14,371,305
                                                                            -----------
                        VENEZUELA -- 6.1%
USD         10,000,000  Republic of Venezuela, 9.25%, due 09/15/27            6,750,000
USD          1,650,288  Republic of Venezuela DCB DL Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          12/18/07(a)                                         1,291,351
USD          1,129,307  Republic of Venezuela DCB IL, Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          12/18/08(a)                                           855,450
USD         15,965,217  Republic of Venezuela DCB IL,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          12/18/08                                           12,891,913
USD          5,000,000  Republic of Venezuela Discount Bond Series A,
                          Variable Rate, 6 mo. LIBOR + .81%, 7.00%, due
                          03/31/20                                            3,862,500

              See accompanying notes to the financial statements.              5

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        VENEZUELA -- CONTINUED
USD            182,143  Republic of Venezuela FLIRB Series A Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 6.88%, due
                          03/31/07(a)                                           142,299
USD            522,857  Republic of Venezuela FLIRB Series B Odd Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 6.88%, due
                          03/31/07                                              411,097
CHF         28,571,392  Republic of Venezuela FLIRB,
                          Variable Rate, CHF, 6 mo. LIBOR + .88%, 2.75%,
                          due 03/31/07                                       12,888,722
USD          8,877,180  Republic of Venezuela New Money Bond Series A Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + 1%, 7.13%, due
                          12/18/05(a)                                         6,835,429
USD          6,141,177  Republic of Venezuela New Money Bond Series A,
                          Variable Rate, 6 mo. LIBOR + 1%, 7.13%, due
                          12/18/05                                            5,035,765
USD            739,059  Republic of Venezuela New Money Bond Series B Odd
                          Lot,
                          Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                          12/18/05(a)                                           569,084
DEM          1,070,000  Republic of Venezuela New Money Bond Series B,
                          Variable Rate, DEM, 6 mo. LIBOR + .88%, 4.44%,
                          due 12/18/05                                          389,781
FRF         39,175,000  Republic of Venezuela Par Bond, 7.71%, due
                          03/31/20                                            4,355,644
                                                                            -----------
                                                                             56,279,035
                                                                            -----------
                        VIETNAM -- 1.3%
USD          4,000,000  Vietnam Discount Bond,
                          Variable Rate, 6 mo. LIBOR + .81%, 6.81%, due
                          03/13/28                                            2,240,000
USD         19,000,000  Vietnam Par Bond,
                          Variable Rate, Step Up, 3.00%, due 03/12/28         6,270,000
USD          6,591,000  Vietnam PDI,
                          Variable Rate, Step Up, 3.50%, due 03/14/16         3,427,320
                                                                            -----------
                                                                             11,937,320
                                                                            -----------

                        TOTAL DEBT OBLIGATIONS (COST $696,676,554)          686,455,317
                                                                            -----------
                        LOAN ASSIGNMENTS -- 20.8%
                        ALGERIA -- 6.7%
JPY        495,430,068  Algeria Tranche 1, JPY 6 mo. LIBOR + .8125%,
                          (1.0625%)                                           3,089,250
USD          3,085,714  Algeria Tranche 2, USD 6 mo. LIBOR + .8125%,
                          (6.8125%)                                           2,345,143
JPY      8,431,773,548  Algeria Tranche 3 Loan Agreement, JPY, 6 mo. LIBOR
                          + .8125%, (1.0625%)                                44,709,008
FRF         90,564,324  Algeria Tranche 3, FRF 6 mo. LIBOR + .8125%,
                          (3.9375%)                                           8,773,276
JPY        550,000,000  Algeria Tranche S1, JPY Long Term Prime + .8125%,
                          (1.0625%)                                           2,853,761
                                                                            -----------
                                                                             61,770,438
                                                                            -----------

              See accompanying notes to the financial statements.
6

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        CAMEROON -- 0.2%
NLG         23,084,718  Cameroon Loan Agreement, (No Tranche specified,
                          dated January 31, 1981)*                            1,411,999
FRF         18,396,841  Republic of Cameroon Tranche B, (dated January 30,
                          1979)*                                                378,035
                                                                            -----------
                                                                              1,790,034
                                                                            -----------
                        CONGO REPUBLIC (BRAZZAVILLE) -- 0.3%
EUR          8,195,761  Republic of Congo Loan Agreement*                       848,269
FRF        102,097,964  Republic of Congo Loan Agreement*                     1,610,965
USD          5,295,244  Republic of Congo Loan Agreement*                       622,191
                                                                            -----------
                                                                              3,081,425
                                                                            -----------
                        MOROCCO -- 3.3%
JPY      1,301,299,530  Morocco Restructuring and Consolidating Agreement
                          Tranche A, JPY Long Term Prime + .1175%,
                          (2.03175%)                                         10,068,769
USD         21,789,474  Morocco Tranche A, USD 6 mo. LIBOR + .8125%,
                          (6.84375%)                                         20,264,210
                                                                            -----------
                                                                             30,332,979
                                                                            -----------
                        RUSSIA -- 10.3%
DEM         15,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            738,408
EUR          5,000,000  International Bank for Economic Cooperation Loan
                          Agreement*                                            481,400
DEM          5,208,190  Russia Foreign Trade Obligations(a)*                    515,974
USD        396,440,309  Russia Vnesh Restructured Loan Agreements*           93,659,023
                                                                            -----------
                                                                             95,394,805
                                                                            -----------
                        YUGOSLAVIA -- 0.0%
USD          1,400,368  Yugoslavia New Financing Agreement Tranche A*           101,527
USD          1,499,573  Yugoslavia New Financing Agreement Tranche C*           108,719
                                                                            -----------
                                                                                210,246
                                                                            -----------

                        TOTAL LOAN ASSIGNMENTS (COST $248,948,743)          192,579,927
                                                                            -----------
                        LOAN PARTICIPATIONS -- 1.2%
                        CAMEROON -- 0.0%
NLG          4,968,184  Cameroon Loan Agreement, (No Tranche specified, dated January 31, 1981), (Participation with
                          Salomon)*                                             303,884
                                                                            -----------

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        INDONESIA -- 0.4%
USD            480,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (6.75%), (Participation
                          with Salomon)                                         307,200
USD            480,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (6.8125%),
                          (Participation with Salomon)                          307,200
USD            640,000  Republic of Indonesia Loan Agreement, dated June
                          14, 1995 LIBOR + .625%, (6.875%), (Participation
                          with Salomon)                                         409,600
USD            558,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (6.75%), (Participation
                          with Salomon)                                         371,070
USD          1,302,000  Republic of Indonesia Loan Agreement, dated March
                          25, 1997 LIBOR + .625%, (6.875%), (Participation
                          with Salomon)                                         865,830
USD            570,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (6.75%), (Participation
                          with Salomon)                                         384,750
USD          1,330,000  Republic of Indonesia Loan Agreement, dated May
                          21, 1996 LIBOR + .625%, (6.875%), (Participation
                          with Salomon)                                         897,750
                                                                            -----------
                                                                              3,543,400
                                                                            -----------
                        JAMAICA -- 0.4%
USD          4,312,500  Jamaica Refinancing Agreement Tranche B, LIBOR +
                          .8125%, (6.9375%), (Participation with Chase
                          Manhattan Bank and Salomon)                         3,622,500
                                                                            -----------
                        MOROCCO -- 0.3%
JPY        329,400,722  Morocco Restructuring and Consolidating Agreement
                          Tranche A, JPY Long Term Prime + .2175%,
                          (3.0175%), (Participation with J.P. Morgan)         2,548,729
                                                                            -----------
                        RUSSIA -- 0.1%
DEM          3,500,000  International Bank for Economic Cooperation Loan
                          Agreement, (Participation with Salomon)*              172,295
JPY        900,000,000  International Investment Bank Loan Agreement,
                          (Participation with Bank of America)*                 819,262
                                                                            -----------
                                                                                991,557
                                                                            -----------
                        YUGOSLAVIA -- 0.0%
USD          2,100,416  Yugoslavia New Financing Agreement Tranche B,
                          (Participation with Chase Manhattan Bank)*            152,280

8             See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        YUGOSLAVIA -- CONTINUED
USD            352,431  Yugoslavia New Financing Agreement Tranche C,
                          (Participation with Chase Manhattan Bank)*             25,551
                                                                            -----------
                                                                                177,831
                                                                            -----------

                        TOTAL LOAN PARTICIPATIONS (COST $13,568,564)         11,187,901
                                                                            -----------
                        PROMISSORY NOTES -- 0.8%
                        KENYA -- 0.6%
GBP            672,890  Republic of Kenya Promissory Notes, 0.00%, due
                          1/30/03(a)                                            592,971
GBP          1,856,250  Republic of Kenya Promissory Notes, 0.00%, due
                          7/30/02(a)                                          1,807,509
GBP            672,890  Republic of Kenya Promissory Notes, 0.00%, due
                          1/30/02(a)                                            724,058
GBP          1,856,250  Republic of Kenya Promissory Notes, 0.00%, due
                          7/30/01(a)                                          2,207,224
                                                                            -----------
                                                                              5,331,762
                                                                            -----------
                        NIGERIA -- 0.1%
USD          3,000,000  Nigeria Promissory Notes, 5.09%, due 1/5/10           1,080,000
                                                                            -----------
                        ROMANIA -- 0.1%
USD            599,637  Romania Trade Finance Promissory Notes, 0.00%, due
                          12/5/01(a)                                            383,348
USD            643,236  Romania Trade Finance Promissory Notes, 0.00%, due
                          6/5/01(a)                                             466,732
                                                                            -----------
                                                                                850,080
                                                                            -----------

                        TOTAL PROMISSORY NOTES (COST $8,696,744)              7,261,842
                                                                            -----------

           PRINCIPAL
            AMOUNT
         -------------
                        CALL OPTIONS PURCHASED -- 0.2%
                        OPTIONS ON BONDS -- 0.0%
USD         14,000,000  Republic of Venezuela Global Bond, Expires
                          3/30/00, Strike 67.75                                 147,000
                                                                            -----------
                        OPTIONS ON FUTURES -- 0.2%
USD          5,385,000  Eurodollar, Expires 3/13/00, Strike 93.75               296,175

              See accompanying notes to the financial statements.              9

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PRINCIPAL
            AMOUNT      DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        OPTIONS ON FUTURES -- CONTINUED
USD         40,000,000  U.S. Treasury Bond, Expires 5/20/00, Strike 92        1,387,500
                                                                            -----------
                                                                              1,683,675
                                                                            -----------

                        TOTAL CALL OPTIONS PURCHASED (COST $1,586,141)        1,830,675
                                                                            -----------
                        PUT OPTIONS PURCHASED -- 0.2%
                        OPTIONS ON CURRENCY -- 0.2%
USD         50,000,000  Euro, Expires 3/06/00, Strike .996                    1,680,000
USD         20,000,000  Japanese Yen, Expires 3/7/00, Strike 108                385,000
                                                                            -----------
                                                                              2,065,000
                                                                            -----------

                        TOTAL PUT OPTIONS PURCHASED (COST $1,752,500)         2,065,000
                                                                            -----------

            SHARES
         -------------
                        RIGHTS AND WARRANTS -- 0.0%
                        MEXICO -- 0.0%
                29,000  United Mexican States Recovery Warrants, Expires
                          6/30/03**                                                  --
           148,605,000  United Mexican States Warrants, Expires 6/30/03**            --
                                                                            -----------
                                                                                     --
                                                                            -----------
                        NIGERIA -- 0.0%
                45,710  Central Bank of Nigeria Payment Adjusted Warrants,
                          Expires 11/15/20**                                         --
                                                                            -----------
                        VENEZUELA -- 0.0%
                74,355  Republic of Venezuela Recovery Warrants, Expires
                          4/15/20**                                                  --
                                                                            -----------

                        TOTAL RIGHTS AND WARRANTS (COST $0)                          --
                                                                            -----------

              See accompanying notes to the financial statements.
10

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

           PAR VALUE    DESCRIPTION                                          VALUE ($)
---------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS -- 4.2%
                        REPURCHASE AGREEMENTS -- 0.2%
EUR          2,131,466  JP Morgan Repurchase Agreement, dated 2/29/00, due
                        3/1/00, with a maturity value of $2,052,265 and an
                        effective yield of 1.65%, collateralized by a
                        Turkish Government Bond with a rate of 9.625%,
                        maturity date of 11/30/06 and a market value,
                        including accrued interest, of $2,110,493.            2,052,170
                                                                            -----------
                        CASH EQUIVALENTS -- 0.5%
USD          3,237,602  BankBoston Eurodollar Time Deposit, 6.1175%, due
                          4/28/00(d)                                          3,237,602
USD            346,287  First Union National Bank Time Deposit, 5.8125%,
                          due 3/01/00(d)                                        346,287
USD            519,431  Fleet National Bank Time Deposit, 5.79%, due
                          3/10/00(d)                                            519,431
USD            500,000  Prudential Securities Group, Inc. Master Note,
                          6.1875%, due 3/10/00(d)                               500,000
                                                                            -----------
                                                                              4,603,320
                                                                            -----------
                        COMMERCIAL PAPER -- 3.5%
USD         31,900,000  Koch Industries Inc., 5.83%, due 3/01/00             31,900,000
                                                                            -----------

                        TOTAL SHORT-TERM INVESTMENTS (COST $38,555,490)      38,555,490
                                                                            -----------
                        TOTAL INVESTMENTS -- 101.7%
                        (Cost $1,009,784,736)                               939,936,152

                        Other Assets and Liabilities (net) -- (1.7%)        (15,474,158)
                                                                            -----------
                        TOTAL NET ASSETS -- 100.0%                          $924,461,994
                                                                            ===========

              See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

DCB - Debt Conversion Bond

FLIRB - Front Loaded Interest Reduction Bond

IAB - Interest Arrears Bond

PDI - Past Due Interest

PIK - Payment In Kind

Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:
ARS - Argentine Peso
CHF - Swiss Franc
DEM - German Mark
EUR - Euro
FRF - French Franc
GBP - British Pound
JPY - Japanese Yen
NLG - Netherlands Guilder
RUB - Russian Ruble
USD - United States Dollar
ZAR - South African Rand

(a)  Valued by management (Note 1).

*    Non-performing. Borrower not currently paying interest.

(b)  When issued security (Note 1).

(c) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

**   Non-income producing security.

(d)  Represents investments of security lending collateral (Note 1).

12            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $1,009,784,736) (Note 1)       $ 939,936,152
   Cash                                                             192,102
   Cash at interest on deposit at brokers (Note 1)                4,857,604
   Receivable for investments sold                               14,295,268
   Receivable for Fund shares sold                                      309
   Interest receivable                                           15,963,494
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                     7,486,070
   Receivable for variation margin on open futures contracts
    (Notes 1 and 6)                                                  19,439
   Receivable for open swap contracts (Notes 1 and 6)            37,386,833
   Receivable for expenses waived or borne by Manager (Note
    2)                                                               28,358
   Miscellaneous receivable                                          35,440
                                                              -------------

      Total assets                                            1,020,201,069
                                                              -------------

LIABILITIES:
   Payable for investments purchased                             76,361,496
   Payable upon return of securities loaned (Note 1)              4,603,320
   Payable for Fund shares repurchased                           14,211,440
   Payable to affiliate for (Note 2):
      Management fee                                                253,885
      Shareholder service fee                                        87,291
   Payable for closed swap contracts (Notes 1 and 6)                 48,763
   Accrued expenses and other liabilities                           172,880
                                                              -------------

      Total liabilities                                          95,739,075
                                                              -------------
  NET ASSETS                                                  $ 924,461,994
                                                              =============
NET ASSETS CONSIST OF:
   Paid-in capital                                            $ 940,720,322
   Accumulated undistributed net investment income               28,595,715
   Accumulated undistributed net realized loss                  (18,802,077)
   Net unrealized depreciation                                  (26,051,966)
                                                              -------------
                                                              $ 924,461,994
                                                              =============
NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $ 378,593,292
                                                              =============
   Class IV shares                                            $ 545,868,702
                                                              =============
SHARES OUTSTANDING:
   Class III                                                     43,309,512
                                                              =============
   Class IV                                                      62,483,099
                                                              =============
NET ASSET VALUE PER SHARE:
   Class III                                                  $        8.74
                                                              =============
   Class IV                                                   $        8.74
                                                              =============

              See accompanying notes to the financial statements.             13

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $15,159)  $ 95,641,508
                                                              ------------

         Total income                                           95,641,508
                                                              ------------
EXPENSES:
   Management fee (Note 2)                                       2,943,719
   Custodian fees                                                  452,647
   Audit fees                                                       99,734
   Legal fees                                                       94,486
   Transfer agent fees                                              35,047
   Trustees fees (Note 2)                                            9,746
   Registration fees                                                 3,166
   Miscellaneous                                                     9,933
   Fees waived or borne by Manager (Note 2)                       (252,112)
                                                              ------------
                                                                 3,396,366
   Shareholder service fee (Note 2)
      Class III                                                    661,663
      Class IV                                                     399,954
                                                              ------------
      Net expenses                                               4,457,983
                                                              ------------

         Net investment income                                  91,183,525
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                               (7,696,071)
      Closed futures contracts                                   1,044,534
      Closed swap contracts                                     32,344,540
      Written options                                           (9,735,695)
      Foreign currency, forward contracts and foreign
      currency related transactions                             16,201,508
                                                              ------------
         Net realized gain                                      32,158,816
                                                              ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                              176,454,223
      Open futures contracts                                      (262,049)
      Open swap contracts                                       16,219,852
      Written options                                           10,871,437
      Foreign currency, forward contracts and foreign
      currency related transactions                                793,630
                                                              ------------
         Net unrealized gain                                   204,077,093
                                                              ------------
      Net realized and unrealized gain                         236,235,909
                                                              ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $327,419,434
                                                              ============

14            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  91,183,525      $  80,159,030
   Net realized gain (loss)                                   32,158,816        (59,206,097)
   Change in net unrealized appreciation (depreciation)      204,077,093       (318,647,695)
                                                           -------------      -------------

   Net increase (decrease) in net assets from
    operations                                               327,419,434       (297,694,762)
                                                           -------------      -------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (51,599,442)        (7,987,181)
      Class IV                                               (57,663,578)        (9,997,511)
                                                           -------------      -------------
      Total distributions from net investment income        (109,263,020)       (17,984,692)
                                                           -------------      -------------
   Net realized gains
      Class III                                               (5,234,784)       (33,861,250)
      Class IV                                                (6,680,035)       (42,566,783)
                                                           -------------      -------------
      Total distributions from net realized gains            (11,914,819)       (76,428,033)
                                                           -------------      -------------
   In excess of net realized gains
      Class III                                                  (46,638)           (58,659)
      Class IV                                                   (59,515)           (73,741)
                                                           -------------      -------------
      Total distributions in excess of net realized
       gains                                                    (106,153)          (132,400)
                                                           -------------      -------------

                                                            (121,283,992)       (94,545,125)
                                                           -------------      -------------
   Net share transactions: (Note 5)
      Class III                                             (175,611,247)       168,649,238
      Class IV                                               120,316,839        226,245,142
                                                           -------------      -------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       (55,294,408)       394,894,380
                                                           -------------      -------------

      Total increase in net assets                           150,841,034          2,654,493
NET ASSETS:
   Beginning of period                                       773,620,960        770,966,467
                                                           -------------      -------------
   End of period (including accumulated undistributed
    net investment income of $28,595,715 and
    $14,414,488, respectively)                             $ 924,461,994      $ 773,620,960
                                                           =============      =============

              See accompanying notes to the financial statements.             15

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $   6.89  $  11.64  $  14.09  $  11.76  $   8.39
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.84+     0.92+     1.13+     1.48      1.35
   Net realized and unrealized gain
     (loss)                                   2.20     (4.41)     1.51      6.40      3.84
                                          --------  --------  --------  --------  --------

      Total from investment operations        3.04     (3.49)     2.64      7.88      5.19
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (1.07)    (0.23)    (0.84)    (1.58)    (1.17)
   From net realized gains                   (0.12)    (1.03)    (4.25)    (3.97)    (0.65)
   In excess of net realized gains              --(a)       --(a)       --       --       --
                                          --------  --------  --------  --------  --------

      Total distributions                    (1.19)    (1.26)    (5.09)    (5.55)    (1.82)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   8.74  $   6.89  $  11.64  $  14.09  $  11.76
                                          ========  ========  ========  ========  ========
TOTAL RETURN(b)                              46.81%   (32.94)%    22.27%    74.32%    63.78%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $378,593  $450,336  $460,387  $555,452  $615,485
   Net expenses to average daily net
     assets                                   0.56%     0.56%     0.53%     0.57%     0.50%
   Net investment income to average
     daily net assets                        10.82%    10.99%     8.62%     8.35%    12.97%
   Portfolio turnover rate                     123%      272%      255%      152%      158%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:        --(c) $   0.02 $   0.03 $   0.03  $   0.02

+    Computed using average shares outstanding throughout the period.
(a)  The distribution in excess of net realized gains was less than $.001.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Fees and expenses waived or borned by the Manager were less than $0.01 per share.

16            See accompanying notes to the financial statements.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS IV SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                        YEAR ENDED FEBRUARY 28/29,
                                                    ----------------------------------
                                                      2000      1999        1998**
                                                    --------  --------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   6.90  $  11.63     $  10.99
                                                    --------  --------     --------

Income from investment operations:
   Net investment income                                0.84+     0.91+        0.10+
   Net realized and unrealized gain (loss)              2.20     (4.37)        0.54
                                                    --------  --------     --------

      Total from investment operations                  3.04     (3.46)        0.64
                                                    --------  --------     --------

Less distributions to shareholders:
   From net investment income                          (1.08)    (0.24)          --
   From net realized gains                             (0.12)    (1.03)          --
   In excess of net realized gains                        --(a)       --(a)          --
                                                    --------  --------     --------

      Total distributions                              (1.20)    (1.27)        0.00
                                                    --------  --------     --------
NET ASSET VALUE, END OF PERIOD                      $   8.74  $   6.90     $  11.63
                                                    ========  ========     ========
TOTAL RETURN(b)                                        47.00%   (32.82)%        5.82%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                $545,869  $323,285     $310,580
   Net expenses to average daily net assets             0.51%     0.51%        0.50%*
   Net investment income to average daily net
     assets                                            10.87%    10.87%        7.17%*
   Portfolio turnover rate                               123%      272%         255%
   Fees and expenses voluntarily waived or borne
     by the Manager consisted of the following per
     share amounts:                                       --(c) $   0.02          --(c)

*    Annualized.
**   Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
+    Computed using average shares outstanding throughout the period.
(a)  The distribution in excess of net realized gains was less than $.001.
(b) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(c) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

              See accompanying notes to the financial statements.             17

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks to earn high total return through investment in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

      The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. At February 29, 2000, the total value of these securities represented 4% of net assets.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 29, 2000, the total value of these securities represented 17% of net assets. Included in this total are U.S. Government backed securities and other highly rated collateralized debt obligations that represent 1% of net assets at February 29, 2000.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts as of February 29, 2000.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Funds custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 29, 2000, $4,857,604 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund was sold may decline below the contracted repurchase price under the agreement. At February 29, 2000, the Fund had not entered into a reverse repurchase agreement.

      DELAYED DELIVERY COMMITMENTS
      The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $4,499,166 collateralized by cash in the amount of $4,603,320, which was invested in short-term instruments.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the differing treatments for foreign currency transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
            $32,260,722       $(38,765,595)      $6,504,873

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. Income is not recognized and discounts are not amortized on securities for which collection is not expected. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      ALLOCATION OF OPERATING ACTIVITY
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .50% of the amount invested. In the case of cash redemptions, the fee is .25% of the amount redeemed. These fees will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. In addition, the purchase premium or redemption fee for the Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class net assets on the share transaction date. Purchase premiums are included as part of each class "shares sold" and redemption fees are included as part of each class "shares repurchased", respectively, as summarized in Note 5. For the year ended February 29, 2000, the Fund received $344,391 in purchase premiums and $557,354 in redemption fees. There is no premium for reinvested distributions.

      INVESTMENT RISK
      Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .10% for Class IV shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Funds total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000 was $9,746. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $975,104,585 and $983,547,456, respectively.

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
         $1,018,837,352    $74,343,418      $(153,244,618)    $(78,901,200)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 38.5% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Funds outstanding shares.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                   Year Ended
                                                             February 29, 2000            February 28, 1999
                                                        ---------------------------  ---------------------------
                                                           Shares        Amount         Shares        Amount
         Class III:                                     ------------  -------------  ------------  -------------
         Shares sold                                       8,327,628  $  64,234,029    45,405,396  $ 367,745,404
         Shares issued to shareholders in reinvestment
           of distributions                                5,357,740     41,374,128     3,380,175     32,138,997
         Shares repurchased                              (35,692,441)  (281,219,404)  (23,019,717)  (231,235,163)
                                                        ------------  -------------  ------------  -------------
         Net increase (decrease)                         (22,007,073) $(175,611,247)   25,765,854  $ 168,649,238
                                                        ============  =============  ============  =============

                                                                Year Ended                   Year Ended
                                                             February 29, 2000            February 28, 1999
                                                        ---------------------------  ---------------------------
                                                           Shares        Amount         Shares        Amount
         Class IV:                                      ------------  -------------  ------------  -------------
         Shares sold                                      22,519,103  $ 171,859,561    21,916,084  $ 239,168,023
         Shares issued to shareholders in reinvestment
           of distributions                                7,990,878     62,255,370     5,400,677     51,286,039
         Shares repurchased                              (14,912,078)  (113,798,092)   (7,130,859)   (64,208,920)
                                                        ------------  -------------  ------------  -------------
         Net increase                                     15,597,903  $ 120,316,839    20,185,902  $ 226,245,142
                                                        ============  =============  ============  =============

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                                     Net Unrealized
         Settlement                                                                                   Appreciation
            Date                    Deliver/Receive                 Units of Currency     Value      (Depreciation)
         ----------  ---------------------------------------------  -----------------  ------------  --------------

           Buys
           3/01/00                        EUR                             40,534,864   $39,029,804     $ (329,479)
           3/23/00                        EUR                             40,500,000    39,058,605       (204,930)
           3/03/00                        GBP                              1,500,000     2,368,022         (1,228)
           4/21/00                        JPY                          1,689,190,000    15,516,492         16,492
                                                                                                       ----------
                                                                                                       $ (519,145)
                                                                                                       ==========

           Sales
           3/14/00                        CHF                             63,000,000   $37,818,381     $2,449,818
           3/01/00                        EUR                             40,529,409    39,024,552        207,798
           3/23/00                        EUR                             87,100,000    84,000,111      4,501,639
           3/03/00                        GBP                              1,500,000     2,368,021         22,094
           5/05/00                        GBP                              1,500,000     2,367,801          1,217
           4/21/00                        JPY                          6,600,000,000    60,558,515        786,616
           3/10/00                        ZAR                              9,200,000     1,448,317         36,033
                                                                                                       ----------
                                                                                                       $8,005,215
                                                                                                       ==========

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                                                   Net Unrealized
                  Number of                                                             Expiration     Contract     Appreciation
                  Contracts                                Type                            Date          Value     (Depreciation)
         ----------------------------  ---------------------------------------------  --------------  -----------  --------------

                     Buys
                      6                Japanese Government Bond 10 Yr.                  March 2000    $ 7,218,242    $  (2,412)
                                                                                                                     =========

                    Sales
                     100               90 Day Euro Dollar                             September 2000  $23,292,500    $  (1,900)
                      6                Japanese Government Bond 10 Yr.                  March 2000      7,216,058     (183,328)
                      6                Japanese Government Bond 10 Yr.                  June 2000       7,145,055        1,229
                                                                                                                     ---------
                                                                                                                     $(183,999)
                                                                                                                     =========

      At February 29, 2000, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

      WRITTEN OPTION TRANSACTIONS

                                                                      Puts                            Calls
                                                        Principal Amount                  Principal Amount
                                                          of Contracts                      of Contracts
                                                        (000's omitted)      Premiums     (000's omitted)     Premiums
                                                        ----------------  --------------  ----------------  ------------
         Outstanding, beginning of period                     17,500       $   713,125          17,500       $ 836,938
         Options written                                      40,000         1,250,000          50,000         550,000
         Options closed                                           --                --              --              --
         Options exercised                                        --                --         (50,000)       (550,000)
         Options expired                                     (57,500)       (1,963,125)             --              --
         Options sold                                             --                --         (17,500)       (836,938)
                                                            --------       -----------        --------       ---------
         Outstanding, end of period                               --       $        --              --       $      --
                                                            ========       ===========        ========       =========

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS

                                                                                                  Net Unrealized
             Notional Amount      Expiration                                                       Appreciation
            Fund/Counterparty        Date                        Description                      (Depreciation)
         -----------------------  ----------  --------------------------------------------------  --------------
          CREDIT DEFAULT SWAPS
                  10,000,000 USD    9/15/00   Agreement with Morgan Guaranty Trust Company dated   $  (199,914)
                                              9/10/98 to pay 2.20% per year times the notional
                                              amount. The Fund receives payment only upon a
                                              default event in Poland, the notional amount times
                                              the difference between the par value and the then-
                                              market value of Republic of Poland Past Due
                                              Interest PDI Brady Bond due 10/27/14.

                  15,000,000 USD   11/03/00   Agreement with Credit Suisse Financial Products         (159,695)
                                              dated 10/29/97 to pay 3.45% per year times the
                                              notional amount. The Fund receives payment only
                                              upon a default event in Bulgaria, the notional
                                              amount times the difference between 59.50 USD and
                                              the then-market value of Bulgaria FLIRB Note
                                              Series A due 7/28/12.

                  10,000,000 USD   11/07/00   Agreement with Credit Suisse Financial Products         (228,327)
                                              dated 11/04/97 to pay 3.50% per year times the
                                              notional amount. The Fund receives payment only
                                              upon a default event in Brazil, the notional
                                              amount times the difference between 74.75 USD and
                                              the then-market value of Brazil Debt Conversion
                                              "DCB" Bond due 4/15/12.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           10,000,000 USD    12/18/00   Agreement with Morgan Guaranty Trust Company dated   $  (424,707)
                                        12/11/98 to pay 6.50% per year times the notional
                                        amount. The Fund receives payment only upon a
                                        default event in Argentina, the notional amount
                                        times the difference between the par value and the
                                        then-market value of Republic of Argentina
                                        Floating Rate Bond due 3/31/05.

           20,000,000 USD     3/01/01   Agreement with Morgan Guaranty Trust Company dated      (904,163)
                                        2/24/99 to pay 4.60% per year times the notional
                                        amount. The Fund receives payment only upon a
                                        default event in Bulgaria, the notional amount
                                        times the difference between the par value and the
                                        then-market value of Bulgaria IAB Floating Rate
                                        Bond due 7/28/11.

           25,411,280 USD     5/29/01   Agreement with Credit Suisse Financial Products       16,519,718
                                        dated 5/21/97 to pay 4.78% per year times the
                                        notional amount. The Fund receives payment only
                                        upon a default event in Ecuador, the current
                                        notional amount times the difference between the
                                        par value and the then-market value of Republic of
                                        Ecuador Past Due Interest PDI Floating Rate Note
                                        due 2/27/15. * +

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           55,550,240 USD     5/29/01   Agreement with Credit Suisse Financial Products      $14,040,786
                                        dated 5/23/97 to pay 3.30% per year times the
                                        notional amount. The Fund receives payment only
                                        upon a default event in Ecuador, the current
                                        notional amount times the difference between 60.25
                                        USD and the then-market value of the Republic of
                                        Ecuador Past Due Interest PDI Floating Rate Note
                                        due 2/27/15. * +

           25,000,000 USD     9/10/01   Agreement with Credit Suisse Financial Products          (88,176)
                                        dated 9/05/97 to pay 1.75% per year times the
                                        notional amount. The Fund receives payment only
                                        upon a default event in Brazil, the notional
                                        amount times the difference between 83.625 USD and
                                        the then-market value of Brazil Debt Conversion
                                        "DCB" Bond due 4/15/12.

           15,000,000 USD     6/05/02   Agreement with Lehman Brothers International            (939,880)
                                        (Europe) dated 5/25/99 to pay 3.75% per year times
                                        the notional amount. The Fund receives payment
                                        only upon a default event in Mexico, the notional
                                        amount times the difference between the par value
                                        and the then-market value of United Mexican
                                        States, 9.875% due 1/15/07.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           10,000,000 USD     5/15/03   Agreement with Banque Paribas dated 5/12/98 to pay   $    33,005
                                        .75% per year times the notional amount. The Fund
                                        receives payment only upon a default event, the
                                        notional amount times the difference between the
                                        par value and the then-market value of any series
                                        of Banco Latinoamericano de Exportaciones S.A.
                                        Euro Medium Term Notes.

           10,000,000 USD     5/15/03   Agreement with Banque Paribas dated 10/01/98 to         (653,704)
                                        pay 3.50% per year times the notional amount. The
                                        Fund receives payment only upon a default event,
                                        the notional amount times the difference between
                                        the par value and the then-market value of any
                                        series of Banco Latinoamericano de Exportaciones
                                        S.A. Euro Medium Term Notes.

           15,000,000 USD     6/20/03   Agreement with Goldman Sachs International dated       2,875,572
                                        1/14/99 to receive 11.60% per year times the
                                        notional amount. The Fund pays only upon a default
                                        event in Colombia, the notional amount times the
                                        difference between the par value and the
                                        then-market value of Republic of Colombia, 7.625%
                                        due 2/15/07.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------
          INTEREST RATE
               SWAPS

            2,400,000 CHF     6/05/05   Agreement with Morgan Guaranty Trust Company dated   $    37,126
                                        6/03/98 to pay the notional amount multiplied by
                                        3.245% and to receive the notional amount
                                        multiplied by 6 month Floating Rate Swiss LIBOR
                                        adjusted by a specified spread.

            3,300,000 CHF     6/10/05   Agreement with Credit Suisse Financial Products           50,351
                                        dated 6/08/98 to pay the notional amount
                                        multiplied by 3.2625% and to receive the notional
                                        amount multiplied by 6 month Floating Rate Swiss
                                        LIBOR adjusted by a specified spread.

            2,500,000 CHF     6/11/05   Agreement with Morgan Guaranty Trust Company dated        39,484
                                        6/09/98 to pay the notional amount multiplied by
                                        3.245% and to receive the notional amount
                                        multiplied by 6 month Floating Rate Swiss LIBOR
                                        adjusted by a specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           13,500,000 CHF     6/11/05   Agreement with Morgan Guaranty Trust Company dated   $   433,866
                                        9/30/98 to pay the notional amount multiplied by
                                        3.245% and to receive the notional amount
                                        multiplied by 6 month Floating Rate Swiss LIBOR
                                        adjusted by a specified spread.

           15,000,000 EUR     2/22/07   Agreement with UBS AG dated 2/18/00 to pay the          (142,849)
                                        notional amount multiplied by 5.76% and to receive
                                        the notional amount multiplied by 6 month Floating
                                        Rate Euro LIBOR.
           TOTAL RETURN
               SWAPS

           6,877,500 USD/
            7,000,000 USD     3/03/00   Agreement with Morgan Guaranty Trust Company dated       387,841
                                        2/01/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Republic of
                                        Argentina Global Bond, 12.00% due 2/01/20 and to
                                        pay initial market value multiplied by 1 month
                                        LIBOR adjusted by a specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           8,235,944 USD/
            8,000,000 USD     3/08/00   Agreement with Deutsche Bank AG dated 2/04/00 to     $   170,488
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Republic of Argentina, 11.75% due
                                        4/07/09 and to pay initial market value multiplied
                                        by 1 month LIBOR adjusted by a specified spread.

           8,515,524 USD/
            7,000,000 USD     3/13/00   Agreement with Morgan Guaranty Trust Company dated       158,559
                                        2/24/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of United Mexican
                                        States, 11.375% due 9/15/16 and to pay initial
                                        market value multiplied by 1 month LIBOR adjusted
                                        by a specified spread.

           9,496,813 USD/
           12,000,000 USD     3/14/00   Agreement with Deutsche Bank AG dated 2/25/00 to         195,000
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Brazil Discount ZL Floating Rate Note
                                        due 4/15/24 and to pay initial market value
                                        multiplied by 1 month LIBOR adjusted by a
                                        specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

          10,765,600 USD/
           12,000,000 USD     3/15/00   Agreement with Morgan Guaranty Trust Company dated   $   244,190
                                        12/13/99 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Brazil
                                        Capitalization Floating Rate Note due 4/15/14 and
                                        to pay initial market value multiplied by 3 month
                                        LIBOR adjusted by a specified spread.

           5,156,209 USD/
            5,500,000 USD     3/16/00   Agreement with Morgan Guaranty Trust Company dated       142,578
                                        12/14/99 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Mexico Discount
                                        Floating Rate Note Series D due 12/31/19 and to
                                        pay initial market value multiplied by 3 month
                                        LIBOR adjusted by a specified spread.

          10,608,889 USD/
           14,000,000 USD     3/21/00   Agreement with Deutsche Bank AG dated 2/16/00 to         (94,537)
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Republic of Bulgaria FLIRB Series A
                                        Floating Rate Note due 7/28/12 and to pay initial
                                        market value multiplied by 1 month LIBOR adjusted
                                        by a specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

          12,697,929 USD/
           13,000,000 USD     3/22/00   Agreement with Morgan Guaranty Trust Company dated   $    83,959
                                        2/17/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Mexico Discount
                                        Floating Rate Note Series A due 12/31/19 and to
                                        pay initial market value multiplied by 1 month
                                        LIBOR adjusted by a specified spread.

          17,275,385 USD/
           22,000,000 USD     3/23/00   Agreement with Deutsche Bank AG dated 2/18/00 to         476,526
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Brazil Discount ZL Floating Rate Note
                                        due 4/15/24 and to pay initial market value
                                        multiplied by 1 month LIBOR adjusted by a
                                        specified spread.

          17,325,375 USD/
           23,500,000 USD     4/03/00   Agreement with Deutsche Bank AG dated 9/29/99 to       2,038,131
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Republic of Argentina Discount
                                        Floating Rate Note due 3/31/23 and to pay initial
                                        market value multiplied by 4 month LIBOR adjusted
                                        by a specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

           4,804,570 USD/
            5,000,000 USD     4/07/00   Agreement with Morgan Guaranty Trust Company dated   $    69,496
                                        2/22/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Mexico Discount
                                        Floating Rate Note Series D due 12/31/19 and to
                                        pay initial market value multiplied by 2 month
                                        LIBOR adjusted by a specified spread.

          10,205,694 USD/
           10,000,000 USD     4/14/00   Agreement with Morgan Guaranty Trust Company dated      (319,046)
                                        1/12/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Republic of
                                        Argentina, 11.375% due 1/30/17 and to pay initial
                                        market value multiplied by 3 month LIBOR adjusted
                                        by a specified spread.

          14,531,750 USD/
           18,500,000 USD     4/28/00   Agreement with Deutsche Bank AG dated 10/26/99 to        754,431
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Republic of Argentina Discount
                                        Floating Rate Note due 3/31/23 and to pay initial
                                        market value multiplied by 6 month LIBOR adjusted
                                        by a specified spread.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

          17,707,500 USD/
           15,000,000 USD     5/04/00   Agreement with Morgan Guaranty Trust Company dated   $   826,218
                                        2/04/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of United Mexican
                                        States, 11.375% due 9/15/16 and to pay initial
                                        market value multiplied by 3 month LIBOR adjusted
                                        by a specified spread.

           9,997,050 USD/
           12,600,000 USD     5/22/00   Agreement with Morgan Guaranty Trust Company dated       453,342
                                        11/18/99 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Republic of
                                        Argentina Discount L Floating Rate Note due
                                        3/31/23 and to pay initial market value multiplied
                                        by 3 month LIBOR adjusted by a specified spread.

           15,000,000 USD     5/25/00   Agreement with Morgan Guaranty Trust Company dated       196,642
                                        5/25/99 to (pay) receive the notional amount
                                        multiplied by the return on the Merrill Lynch High
                                        Yield Corporate Index and to receive the notional
                                        amount multiplied by 3 month LIBOR adjusted by a
                                        specified spread. +

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                            Net Unrealized
          Notional Amount   Expiration                                                       Appreciation
         Fund/Counterparty     Date                        Description                      (Depreciation)
         -----------------  ----------  --------------------------------------------------  --------------

          13,164,444 USD/
           16,000,000 USD     8/18/00   Agreement with Morgan Guaranty Trust Company dated   $   288,752
                                        2/16/00 to receive (pay) the notional amount
                                        multiplied by the change in market value
                                        (including accrued interest) of Republic of
                                        Argentina Discount L Floating Rate Note due
                                        3/31/23 and to pay initial market value multiplied
                                        by 6 month LIBOR adjusted by a specified spread.

          19,344,922 USD/
           25,000,000 USD    11/09/00   Agreement with Deutsche Bank AG dated 2/07/00 to         780,796
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Brazil Discount ZL Floating Rate Note
                                        due 4/15/24 and to pay initial market value
                                        multiplied by 1 month LIBOR adjusted by a
                                        specified spread.

           8,157,639 USD/
           10,000,000 USD    11/14/00   Agreement with Deutsche Bank AG dated 2/09/00 to         244,974
                                        receive (pay) the notional amount multiplied by
                                        the change in market value (including accrued
                                        interest) of Republic of Argentina Discount
                                        Floating Rate Note due 3/31/23 and to pay initial
                                        market value multiplied by 9 month LIBOR adjusted
                                        by a specified spread.
                                                                                             -----------
                                                                                             $37,386,833
                                                                                             ===========

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

         See Notes to the Schedule of Investments for definitions of currency abbreviations.

         +    This swap agreement is valued by management (Note 1) During April
         *    2000, contract settlement was triggered by an event of default on the underlying debt instruments. The counterparty to the swap agreements made an initial determination of amounts due to the Fund under procedures specified by the swap agreements. The Fund does not agree with certain elements of the determination and is currently in negotiation with the counterparty over amounts approximating 10 - 20% of the settlement date value of these swaps. All undisputed amounts have been paid to the Fund by the counterparty. The outcome of those negotiations is not currently predictable.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The Fund elected to defer to March 1, 2000 post October losses of $11,831,694.

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 1% of the distributions as net capital gain dividends.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            GMO EMERGING COUNTRY DEBT FUND CLASS III SHARES AND THE
                J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL
                            AS OF FEBRUARY 29, 2000

Average Annual Total Returns
Class III
Inception           4/19/1994
1yr                 5yr                    10yr (ITD)
45.71               27.76                  20.67


Class IV
Inception           1/09/98
1yr                 5yr                    10yr (ITD)
45.89               N/A                    1.72

                                    [GRAPH]


Date         GMO Emerging Country Debt Fund-III   J.P. Morgan EMBI Global*   J.P. Morgan Emerging Markets Plus
 4/19/1994                  9950                          10000                          10000
 6/30/1994                  9741                           9906                           9906
 9/30/1994                 10587                          10982                          10982
12/31/1994                  9535                          10062                          10062
 3/31/1995                  8770                           8948                           8948
 6/30/1995                 11065                          10991                          10991
 9/30/1995                 12128                          11741                          11741
12/31/1995                 13835                          12800                          12800
 3/31/1996                 14753                          13309                          13309
 6/30/1996                 17312                          14781                          14781
 9/30/1996                 20528                          16652                          16652
12/31/1996                 22926                          17831                          17832
 3/31/1997                 23817                          17971                          17971
 6/30/1997                 27308                          19664                          19664
 9/30/1997                 31393                          21020                          21020
12/31/1997                 30034                          20153                          20153
 3/31/1998                 31800                          21203                          21203
 6/30/1998                 28322                          19936                          19936
 9/30/1998                 18435                          15703                          15703
12/31/1998                 20864                          17261                          17261
 3/31/1999                 21759                          18134                          18134
 6/30/1999                 23072                          19086                          19086
 9/30/1999                 23372                          19315                          19315
12/31/1999                 27600                          21744                          21744
 2/29/2000                 30116                          22560                          22687

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 50 bp on the purchase and 25 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV shares may be different due to lower shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.

* J.P. Morgan EMBI Global represents the J.P. EMBI prior to 8/95, J.P. Morgan EMBI through 12/31/99 and the J.P. Morgan EMBI Global thereafter. The manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO EMERGING COUNTRY DEBT FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. Thomas F. Cooper and Mr. William L. Nemerever are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Emerging Country Debt Fund returned 46.8% from March 1, 1999 to February 29, 2000, which compared favorably with the 33.8% benchmark return. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in sovereign debt instruments of emerging countries throughout the period.

Sovereign spreads on the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) narrowed from 1330 basis points to 816 basis points. Emerging country debt markets weathered several events, including the decision by Ecuador to default on its Brady bond obligations in September 1999, political developments in Russia and concerns about Y2K. Russia, the worst performing country in 1998, returned 166% in 1999, and was the best performing country in the universe. Although Brazil devalued its currency in January 1999, its debt returned 41%, as the country's new economic team managed economic policy adroitly.

The portfolio's overweight exposure to Ecuador was hedged using credit default swaps. These swaps protected the portfolio when Ecuador defaulted on its Brady bonds. Most of the value added by the Emerging Country Debt Fund relative to the Index occurred between October 1999 and February 2000. Underweight positions in Poland, Mexico, Panama and South Korea added value to the portfolio. Overweight positions in countries outside the Index, such as Algeria, Vietnam and Tunisia, also added value. In addition, security selection in Russia and Brazil contributed to the Fund's positive performance. The Fund remained fully invested throughout the period.

The benchmark for this Fund was changed on January 1, 2000 from the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) to the J.P. Morgan Emerging Markets Bond Index Global (EMBIG). The EMBIG is a broader index with 26 countries, versus the 16 countries that are included in the EMBI+. The EMBIG offers additional exposure to Asia (15% versus 4%), and less to Latin America (67% versus 81%). The change in index is not expected to have a material effect on the management of this portfolio.

OUTLOOK

The Fund's strategy continues to emphasize issue selection with a preference for cheaper, long duration, less marketable issues that offer higher yields versus the new benchmark, the J.P. Morgan Emerging Markets Bond Index Global. The Fund is currently underweight in Ecuador, Mexico, Panama, Philippines, Poland, Russia, South Korea and Turkey. Our largest overweight positions (within the Index) are in Argentina, Bulgaria and Morocco. Jordan and Tunisia are the Fund's largest positions outside the benchmark universe.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 29, 2000

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO CURRENCY HEDGED INTERNATIONAL BOND FUND (A SERIES OF GMO TRUST)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    DEBT OBLIGATIONS -- 92.7%
                    ARGENTINA -- 0.3%
USD      1,000,000  Republic of Argentina Discount Bond,
                      Variable Rate, 6 mo. LIBOR + .81%, 6.88%, due
                      03/31/23                                              825,000
                                                                        -----------
                    AUSTRALIA -- 0.6%
AUD      2,620,000  Queensland Treasury Corp, 8.00%, due 09/14/07         1,705,756
                                                                        -----------
                    AUSTRIA -- 2.8%
GBP      4,500,000  Bank Austria AG Series EMTN, 8.38%, due 11/04/11      7,833,746
                                                                        -----------
                    BRAZIL -- 1.9%
USD      7,000,000  Brazil Discount ZL Bond,
                      Variable Rate, 6 mo. LIBOR + .81%, 6.94%, due
                      04/15/24                                            5,468,750
                                                                        -----------
                    BULGARIA -- 1.9%
USD     10,000,000  Bulgaria Discount Series B Interest Strips, Basket
                      2, 0.00%, due 07/28/24                              1,790,000
USD     15,000,000  Bulgaria Discount Strips, 0.00%, due 07/28/24(a)      2,947,838
USD      1,000,000  Bulgaria FLIRB Series B,
                      Variable Rate, Step Up, 3.25%, due 07/28/12           750,000
                                                                        -----------
                                                                          5,487,838
                                                                        -----------
                    CANADA -- 8.7%
CAD      3,750,000  Government of Canada, 10.25%, due 03/15/14            3,577,619
CAD      8,000,000  Government of Canada Real Return, 4.25%, due
                      12/01/21                                            6,496,926
CAD      5,000,000  Government of Canada Real Return, 4.25%, due
                      12/01/26                                            3,869,332
GBP      6,000,000  Province of Quebec, 8.62%, due 11/04/11              10,723,478
                                                                        -----------
                                                                         24,667,355
                                                                        -----------
                    CAYMAN ISLANDS -- 7.2%
GBP      2,000,000  BA Credit Card Corp Series 97-1, 7.13%, due
                      09/15/02                                            3,143,507
GBP      3,000,000  Chester Asset Receivables, Inc., Deal 2,
                      Variable Rate, 3 mo. GBP LIBOR + .10%, 6.11%,
                      due 06/15/01                                        4,735,626
CAD      4,000,000  Government of Canada (Cayman), 7.25%, due 06/01/08    2,866,988
USD      3,723,077  Great Point CBO Ltd. Series 98-1A Class A1, 144A,
                      Variable Rate, 6 mo. LIBOR + .30%, 6.39%, due
                      10/15/10                                            3,698,644

              See accompanying notes to the financial statements.              1

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    CAYMAN ISLANDS -- CONTINUED
USD      6,650,000  Pemex Finance Ltd. Series 1A1 Class A2, 144A,
                      6.30%, due 05/15/10                                 5,931,800
                                                                        -----------
                                                                         20,376,565
                                                                        -----------
                    CHILE -- 1.6%
USD      4,750,000  Banco Santander, Series MBIA, 6.50%, due 11/01/05     4,434,125
                                                                        -----------
                    DENMARK -- 0.5%
DKK      9,680,000  Kingdom of Denmark Bullet, 8.00%, due 03/15/06        1,399,010
                                                                        -----------
                    ECUADOR -- 0.1%
USD        566,140  Republic of Ecuador PDI (Registered), PIK,
                      Variable Rate, 6 mo. LIBOR + .81%, 6.75%, due
                      02/27/15*                                             137,289
                                                                        -----------
                    FRANCE -- 2.7%
FRF     21,000,000  Auxiliare Credit Foncier, 10.00%, due 04/20/01        3,271,592
FRF     30,000,000  Auxiliare Credit Foncier, 6.25%, due 03/28/03         4,498,009
                                                                        -----------
                                                                          7,769,601
                                                                        -----------
                    JAPAN -- 5.0%
GBP      2,300,000  Export Import Bank of Japan, 10.75%, due 05/15/01     3,785,328
GBP      6,000,000  Kobe City, 9.50%, due 10/20/04                       10,376,795
                                                                        -----------
                                                                         14,162,123
                                                                        -----------
                    JORDAN -- 0.2%
USD      1,000,000  Hashemite Kingdom of Jordan Par Bond Series DEF,
                      Variable Rate, Step Up, 144A, 6.00%, due
                      12/23/23                                              667,500
                                                                        -----------
                    MEXICO -- 3.0%
FRF     10,000,000  Mexico Par Bond, 6.63%, due 12/31/19                  1,297,150
CHF     18,000,000  Mexico Par Bond, 3.75%, due 12/31/19                  7,268,940
                                                                        -----------
                                                                          8,566,090
                                                                        -----------
                    NEW ZEALAND -- 1.0%
NZD      6,200,000  New Zealand Index Linked Bond Series 216, 4.50%,
                      due 02/15/16                                        2,910,463
                                                                        -----------

              See accompanying notes to the financial statements.
2

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    NIGERIA -- 0.3%
USD      1,603,625  Central Bank of Nigeria Par Bond Odd Lot,
                      Variable Rate, Step Up, 6.25%, due 11/15/20(a)        829,875
                                                                        -----------
                    NORWAY -- 0.6%
SEK     13,700,000  A/S Eksportfinans, 7.50%, due 08/16/01                1,603,777
                                                                        -----------
                    SUPRA NATIONAL -- 3.1%
AUD     16,100,000  European Bank for Reconstruction and Development,
                      Zero Coupon, due 02/10/28                           1,257,832
CAD      2,700,000  European Investment Bank, 8.50%, due 08/30/05         2,018,022
GBP      3,000,000  International Bank for Reconstruction and
                      Development, 11.50%, due 11/09/03                   5,446,515
                                                                        -----------
                                                                          8,722,369
                                                                        -----------
                    SWEDEN -- 1.9%
SEK     35,000,000  Government of Sweden Index Linked Bond, 4.00%, due
                      12/01/20                                            4,036,957
SEK      5,700,000  Kingdom of Sweden, 8.00%, due 08/15/07                  734,817
SEK      6,100,000  Kingdom of Sweden, 6.50%, due 10/25/06                  722,718
                                                                        -----------
                                                                          5,494,492
                                                                        -----------
                    UNITED STATES -- 48.0%
                    ASSET BACKED SECURITIES -- 37.3%
USD     17,000,000  Aircraft Finance Trust Series 99-1A Class A1,
                      Variable Rate, 1 mo. LIBOR + .48%, 6.36%, due
                      05/15/24                                           16,968,125
USD      4,000,000  American Express Credit Account Master Trust
                      Series 98-1A, Variable Rate, 1 mo. LIBOR +
                      .09%, 5.97%, due 01/17/06                           3,993,906
USD     10,000,000  American Express Credit Account Master Trust
                      Series 99-5 Class A, Variable Rate, 1 mo.
                      LIBOR + .24%, 6.13%, due 02/15/07                  10,031,250
USD      2,000,000  Augusta Funding Ltd. X, 144A,
                      Variable Rate, 3mo. LIBOR + .25%, 6.43%, due
                      06/30/17                                            1,938,438
USD      7,500,000  BEA CBO Series 98-1A Class A2A, 144A, 6.72%, due
                      06/15/10                                            6,776,953
USD      5,000,000  Chyps CBO Series 97-1A Class A2A, 144A, 6.72%, due
                      01/15/10                                            4,595,313
USD      7,000,000  Discover Card Master Trust I Series 00-1 Class A,
                      Variable Rate, 1 mo. LIBOR + .17%, 6.06%, due
                      08/16/07                                            6,998,359
USD      6,500,000  Discover Card Master Trust I Series 94-2 Class A,
                      Variable Rate, 1 mo. LIBOR + .35%, 6.24%, due
                      10/16/04                                            6,521,582
USD      3,500,000  Fleet Credit Card Master Trust II Series 00-A
                      Class A,
                      Variable Rate, 1 mo. LIBOR + .13%, 6.05%, due
                      07/15/05                                            3,499,453

              See accompanying notes to the financial statements.              3

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    ASSET BACKED SECURITIES -- CONTINUED
USD      5,000,000  Honda Auto Lease Trust Series 99-A Class A4,
                      6.45%, due 09/16/02                                 4,957,422
USD      5,000,000  MBNA Master Credit Card Trust Series 95-G
                      Class A,
                      Variable Rate, 1 mo. LIBOR + .21%, 6.10%, due
                      10/15/02                                            5,007,422
USD      5,000,000  Navistar Financial Dealer Note Master Trust
                      Series 97-1 Class A, Variable Rate, 1 mo.
                      LIBOR + .15%, 5.96%, due 08/25/03                   4,993,555
USD      3,000,000  NPF VI, Inc. Series 99-1 Class A, 144A, 6.25%, due
                      02/01/03                                            2,919,000
USD      5,500,000  NPF XII, Inc. Series 99-2 Class A, 144A, 7.05%,
                      due 06/01/03                                        5,431,250
USD      5,000,000  Rhyno CBO Delaware Corp Series 97-1 Class A-2,
                      144A,
                      Variable Rate, Step Up, 6.33%, due 09/15/09         4,921,875
USD     10,000,000  SHYPPCO Finance Company Series B Class A-2B,
                      6.64%, due 06/15/10                                 9,125,000
USD      5,000,000  Student Loan Marketing Association Series 96-4
                      Class A2,
                      Variable Rate, 3 mo. U.S. Treasury Bill + .64%,
                      5.95%, due 07/25/09                                 4,932,813
USD      2,000,000  Team Fleet Financing Corp Series 98-3A Class A,
                      144A, 6.13%, due 10/25/04                           1,917,500
                                                                        -----------
                                                                        105,529,216
                                                                        -----------
                    CORPORATE DEBT -- 4.9%
USD      9,738,885  Continental Airlines Series 99-1A, 6.55%, due
                      02/02/19                                            8,716,302
SEK     44,000,000  Toyota Motor Credit, 7.50%, due 08/06/01              5,152,823
                                                                        -----------
                                                                         13,869,125
                                                                        -----------
                    U.S. GOVERNMENT -- 1.7%
USD     10,100,000  U.S. Treasury 0.00% Receipts, due 02/15/14(a)         3,827,058
USD      1,026,220  U.S. Treasury Inflation Indexed Note, 3.88%, due
                      01/15/09(b)                                           993,509
                                                                        -----------
                                                                          4,820,567
                                                                        -----------
                    U.S. GOVERNMENT AGENCY -- 4.1%
USD      5,000,000  Agency for International Development Floater
                      (Support of India), Variable Rate, 3 mo.
                      LIBOR + .10%, 6.15%, due 02/01/27                   4,900,000
USD      2,000,000  Agency for International Development Floater
                      (Support of Zimbabwe),
                      Variable Rate, 3 mo. U.S. Treasury Bill X 115%,
                      5.83%, due 01/01/12                                 1,920,000

4             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    U.S. GOVERNMENT AGENCY -- CONTINUED
USD      5,000,000  Federal Home Loan Bank,
                      Variable Rate, CPI + 3.15%, 5.66%, due
                      02/15/02(b)                                         4,865,450
                                                                        -----------
                                                                         11,685,450
                                                                        -----------

                    TOTAL UNITED STATES                                 135,904,358
                                                                        -----------
                    VENEZUELA -- 1.3%
USD        500,000  Republic of Venezuela, 9.25%, due 09/15/27              337,500
USD      2,152,155  Republic of Venezuela DCB IL,
                      Variable Rate, 6 mo. LIBOR + .88%, 7.00%, due
                      12/18/08                                            1,737,865
USD      2,000,000  Republic of Venezuela Discount Bond Series A,
                      Variable Rate, 6 mo. LIBOR + .81%, 7.00%, due
                      03/31/20                                            1,545,000
                                                                        -----------
                                                                          3,620,365
                                                                        -----------

                    TOTAL DEBT OBLIGATIONS (COST $276,255,215)          262,586,447
                                                                        -----------
                    LOAN ASSIGNMENTS -- 1.3%
                    RUSSIA -- 1.3%
USD     15,750,278  Russia Vnesh Restructured Loan Agreements*            3,721,003
                                                                        -----------

                    TOTAL LOAN ASSIGNMENTS (COST $10,049,552)             3,721,003
                                                                        -----------
          SHARES
        ----------
                    MUTUAL FUND -- 2.3%
           253,836  GMO Alpha Libor Fund                                  6,419,520
                                                                        -----------

                    TOTAL MUTUAL FUND (COST $6,407,494)                   6,419,520
                                                                        -----------
        PRINCIPAL
          AMOUNT
        ----------
                    CALL OPTIONS PURCHASED -- 0.0%
                    OPTIONS ON CURRENCY -- 0.0%
USD     22,176,000  Euro, Expires 5/03/00, Strike 1.12                        4,435
                                                                        -----------

              See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PRINCIPAL
          AMOUNT    DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    OPTIONS ON FUTURES -- 0.0%
USD      1,582,500  Eurodollar, Expires 3/13/00, Strike 93.75                87,038
                                                                        -----------

                    TOTAL CALL OPTIONS PURCHASED (COST $536,720)             91,473
                                                                        -----------
                    PUT OPTIONS PURCHASED -- 0.7%
                    CROSS CURRENCY OPTIONS -- 0.0%
EUR     40,200,000  Euro Put/Swiss Franc Call, Expires 6/05/00, Strike
                      1.58485                                                58,057
                                                                        -----------
                    OPTIONS ON CURRENCY -- 0.7%
USD     21,186,000  Euro, Expires 5/03/00, Strike 1.07                    1,870,724
                                                                        -----------

                    TOTAL PUT OPTIONS PURCHASED (COST $901,171)           1,928,781
                                                                        -----------
          SHARES
        ----------
                    RIGHTS AND WARRANTS -- 0.0%
                    MEXICO -- 0.0%
        13,746,000  United Mexican States Warrants, Expires 6/30/03**            --
                                                                        -----------
                    NIGERIA -- 0.0%
             1,602  Central Bank of Nigeria Payment Adjusted Warrants,
                      Expires 11/15/20**                                         --
                                                                        -----------
                    VENEZUELA -- 0.0%
            14,280  Republic of Venezuela Recovery Warrants, Expires
                      4/15/20**                                                  --
                                                                        -----------

                    TOTAL RIGHTS AND WARRANTS (COST $0)                          --
                                                                        -----------
        PAR VALUE
        ----------
                    SHORT-TERM INVESTMENTS -- 3.9%
                    COMMERCIAL PAPER -- 3.8%
USD     10,800,000  Koch Industries Inc., 5.83%, due 3/01/00             10,800,000
                                                                        -----------

              See accompanying notes to the financial statements.
6

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

        PAR VALUE   DESCRIPTION                                          VALUE ($)
-----------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 0.1%
USD        206,169  Salomon Smith Barney, Inc. Repurchase Agreement,
                    dated 2/29/00, due 3/1/00, with a maturity value
                    of $206,197 and an effective yield of 4.95%,
                    collaterized by a U.S. Treasury Obligation with a
                    rate of 8.125%, maturity date of 8/15/19 and
                    market value, including accrued interest, of
                    $210,292.                                               206,169
                                                                        -----------

                    TOTAL SHORT-TERM INVESTMENTS (COST $11,006,169)      11,006,169
                                                                        -----------
                    TOTAL INVESTMENTS -- 100.9%
                    (Cost $305,156,321)                                 285,753,393

                    Other Assets and Liabilities (net) -- (0.9%)         (2,413,727)
                                                                        -----------
                    TOTAL NET ASSETS -- 100.0%                          $283,339,666
                                                                        ===========

              See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -- (CONTINUED)
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CBO - Collateralized Bond Obligation

EMTN - Euromarket Medium Term Note

FLIRB - Front Loaded Interest Reduction Bond

PDI - Past Due Interest

PIK - Payment In Kind

Variable and Step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 29, 2000, which are subject to change based on the terms of the security, including varying reset dates.

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
BEF - Belgian Franc
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
FRF - French Franc
GBP - British Pound
ITL - Italian Lira
JPY - Japanese Yen
NZD - New Zealand Dollars
SEK - Swedish Krona
USD - United States Dollar

(a)  Valued by management (Note 1).

(b) All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 6).

*    Non-performing. Borrower not currently paying interest.

**   Non-income producing security.

8             See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $305,156,321) (Note 1)         $285,753,393
   Cash at interest on deposit at brokers (Note 1)               2,652,354
   Receivable for investments sold                               4,000,000
   Interest receivable                                           4,241,859
   Net receivable for open forward foreign currency
    contracts (Notes 1 and 6)                                    1,361,110
   Receivable for expenses waived or borne by Manager
    (Note 2)                                                         9,906
                                                              ------------
      Total assets                                             298,018,622
                                                              ------------

LIABILITIES:
   Payable for Fund shares repurchased                          13,535,000
   Payable to affiliate for (Note 2):
      Management fee                                                58,885
      Shareholder service fee                                       35,248
   Interest payable for open swap contracts (Notes 1 and 6)        668,191
   Payable for open swap contracts (Notes 1 and 6)                 227,410
   Payable for variation margin on open futures contracts
    (Notes 1 and 6)                                                 81,443
   Accrued expenses                                                 72,779
                                                              ------------
      Total liabilities                                         14,678,956
                                                              ------------
NET ASSETS                                                    $283,339,666
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $291,897,319
   Accumulated undistributed net investment income               7,564,367
   Accumulated net realized gain                                 2,954,477
   Net unrealized depreciation                                 (19,076,497)
                                                              ------------
                                                              $283,339,666
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $283,339,666
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    29,210,729
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $       9.70
                                                              ============

              See accompanying notes to the financial statements.              9

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (including securities lending income of $1,163)   $21,283,097
   Dividends                                                      331,750
                                                              -----------
         Total income                                          21,614,847
                                                              -----------
EXPENSES:
   Management fee (Note 2)                                        781,487
   Custodian and transfer agent fees                              161,967
   Audit fees                                                      58,438
   Legal fees                                                       7,643
   Trustees fees (Note 2)                                           3,482
   Registration fees                                                2,955
   Miscellaneous                                                    4,099
   Fees waived or borne by Manager (Note 2)                      (238,584)
                                                              -----------
                                                                  781,487
   Shareholder service fee (Note 2)
      Class III                                                   468,892
                                                              -----------
      Net expenses                                              1,250,379
                                                              -----------

         Net investment income                                 20,364,468
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                              (3,454,151)
      Closed futures contracts                                  1,249,203
      Closed swap contracts                                      (932,555)
      Written options                                             645,000
      Foreign currency, forward contracts and foreign
      currency related transactions                             4,863,325
                                                              -----------

         Net realized gain                                      2,370,822
                                                              -----------

   Change in net unrealized appreciation (depreciation) on:
      Investments                                              (9,136,906)
      Open futures contracts                                      239,705
      Open swap contracts                                       1,815,479
      Written options                                            (156,864)
      Foreign currency, forward contracts and foreign
      currency related transactions                             1,051,356
                                                              -----------

         Net unrealized loss                                   (6,187,230)
                                                              -----------

      Net realized and unrealized loss                         (3,816,408)
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $16,548,060
                                                              ===========

10            See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 29, 2000  FEBRUARY 28, 1999
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $ 20,364,468       $ 24,198,721
   Net realized gain                                          2,370,822          7,292,715
   Change in net unrealized appreciation (depreciation)      (6,187,230)       (20,892,066)
                                                           ------------       ------------
   Net increase in net assets from operations                16,548,060         10,599,370
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                             (32,068,429)        (6,307,979)
                                                           ------------       ------------
      Total distributions from net investment income        (32,068,429)        (6,307,979)
                                                           ------------       ------------
   Net realized gains
      Class III                                              (3,809,147)       (14,428,617)
                                                           ------------       ------------
      Total distributions from net realized gains            (3,809,147)       (14,428,617)
                                                           ------------       ------------
                                                            (35,877,576)       (20,736,596)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                             (21,042,118)        12,943,319
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                      (21,042,118)        12,943,319
                                                           ------------       ------------
      Total increase (decrease) in net assets               (40,371,634)         2,806,093
NET ASSETS:
   Beginning of period                                      323,711,300        320,905,207
                                                           ------------       ------------
   End of period (including accumulated undistributed
    net investment income of $7,564,367 and
    $19,566,701, respectively)                             $283,339,666       $323,711,300
                                                           ============       ============

              See accompanying notes to the financial statements.             11

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                     YEAR ENDED FEBRUARY 28/29,
                                          ------------------------------------------------
                                            2000      1999      1998      1997      1996
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.47  $  10.66  $  12.16  $  10.92  $   9.99
                                          --------  --------  --------  --------  --------

Income from investment operations:
   Net investment income                      0.65+     0.74      0.88      0.66      1.05
   Net realized and unrealized gain
     (loss)                                 (.0.17)    (0.39)     0.73      2.07      1.62
                                          --------  --------  --------  --------  --------

      Total from investment operations        0.48      0.35      1.61      2.73      2.67
                                          --------  --------  --------  --------  --------

Less distributions to shareholders:
   From net investment income                (1.11)    (0.16)    (0.88)    (0.60)    (1.04)
   From net realized gains                   (0.14)    (0.38)    (2.23)    (0.45)    (0.42)
   In excess of net investment income           --        --        --     (0.44)    (0.28)
                                          --------  --------  --------  --------  --------

      Total distributions                    (1.25)    (0.54)    (3.11)    (1.49)    (1.74)
                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD            $   9.70  $  10.47  $  10.66  $  12.16  $  10.92
                                          ========  ========  ========  ========  ========
TOTAL RETURN(a)                               4.95%     3.20%    14.44%    25.57%    27.36%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $283,340  $323,711  $320,905  $468,979  $236,162
   Net expenses to average daily net
     assets                                   0.40%     0.40%     0.40%     0.40%     0.40%
   Net investment income to average
     daily net assets                         6.51%     6.30%     6.50%     6.86%     8.54%
   Portfolio turnover rate                      65%      116%      135%       90%       85%
   Fees and expenses voluntarily waived
     or borne by the Manager consisted
     of the following per share amounts:  $   0.01  $   0.04  $   0.05  $   0.03  $   0.03

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
+    Computed using average shares outstanding throughout the period.

12            See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund seeks high total return through investment in foreign bond and currency markets. The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of other Funds of the Trust are valued at their net asset value as reported on each business day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      Some fixed income securities and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

      Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 29, 2000, the total value of these securities represented 17% of net assets. Included in this total are U.S. Government backed securities and highly rated collateralized debt obligations that represent 14% of net assets at February 29, 2000.

      FOREIGN CURRENCY TRANSLATION
      The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      FUTURES CONTRACTS
      The Fund may use futures contracts to manage its exposure to the bond and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See
      Note 6 for all open futures contracts as of February 29, 2000.

      FORWARD CURRENCY CONTRACTS
      The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

      OPTIONS
      The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased
      (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See Note 6 for all open written option contracts as of February 29, 2000.

      The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

      LOAN AGREEMENTS
      The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay the principal and interest when due.

      INDEXED SECURITIES
      The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
      The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps involve the payment of a specified rate based on the notional amount. The Fund receives payment upon a default of the underlying security. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral, which is paid by the counterparty. At February 29, 2000, $2,652,354 in cash has been set aside. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. See Note 6 for a summary of open swap agreements as of February 29, 2000.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

      REVERSE REPURCHASE AGREEMENTS
      The Fund may enter into reverse repurchase agreements with certain banks and broker/dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations in the name of the counterparty equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      involve the risk that the market value of the securities the Fund has sold may decline below the contractual repurchase price under the agreement. For the year ending, February 29, 2000, the Fund had not entered into a reverse repurchase agreement.

      SECURITY LENDING
      The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities on loan.

      TAXES
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

      DISTRIBUTIONS TO SHAREHOLDERS
      The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to the differing treatments for foreign currency transactions.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
      income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

            Accumulated        Accumulated
         Undistributed Net  Undistributed Net
         Investment Income    Realized Gain    Paid-in Capital
         -----------------  -----------------  ---------------
             $(298,373)        $1,047,524         $(749,151)

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis, and is adjusted for the accretion of discounts. Dividend income is recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities is recorded as interest income.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      The premium on cash purchases of Fund shares is .15% of the amount invested. The premium will be reduced by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. In addition, the purchase premium for the Fund will be reduced by 50% if the purchaser makes an in-kind purchase of Fund shares or if the purchase or redemption is part of a transfer from or to another Fund where the Manager is able to transfer securities among the Funds to effect the transaction. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $111,899 in purchase premiums. There is no premium for redemptions or reinvested distributions.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      INVESTMENT RISK
      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      GMO earns a management fee paid monthly at the annual rate of .25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of .15% for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

      Prior to March 1, 1999, GMO earned a management fee at the annual rate of .50% average of daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses) exceeded .25% of average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $3,482. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

3.    PURCHASES AND SALES OF SECURITIES

      For the year ended February 29, 2000, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   Purchases       Sales
                                                                  ------------  ------------
         U.S. Government securities                               $  2,004,682  $  2,008,492
         Investments (non-U.S. Government securities)              188,349,188   203,117,990

      At February 29, 2000, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $305,308,324      $4,467,701       $(24,042,632)    $(19,574,931)

4.    PRINCIPAL SHAREHOLDERS

      At February 29, 2000, 91.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                  Year Ended
                                                            February 29, 2000           February 28, 1999
                                                        --------------------------  --------------------------
                                                          Shares        Amount        Shares        Amount
         Class III:                                     -----------  -------------  -----------  -------------
         Shares sold                                      7,145,457  $  74,727,562   12,392,112  $ 135,897,894
         Shares issued to shareholders
           in reinvestment of distributions               3,607,085     34,924,563    1,908,812     20,116,214
         Shares repurchased                             (12,460,892)  (130,694,243) (13,476,925)  (143,070,789)
                                                        -----------  -------------  -----------  -------------
         Net increase (decrease)                         (1,708,350) $ (21,042,118)     823,999  $  12,943,319
                                                        ===========  =============  ===========  =============

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

6.    FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:

      FORWARD CURRENCY CONTRACTS

                                                                                                     Net Unrealized
         Settlement                                                                                   Appreciation
            Date                    Deliver/Receive                 Units of Currency     Value      (Depreciation)
         ----------  ---------------------------------------------  -----------------  ------------  --------------

           Buys
           3/10/00                        CAD                             18,700,000   $12,890,891    $   174,128
           3/23/00                        EUR                             23,900,000    23,049,399       (825,938)
           3/03/00                        GBP                             53,800,000    84,933,038       (888,813)
           4/21/00                        JPY                             90,000,000       826,718          3,328
                                                                                                      -----------
                                                                                                      $(1,537,295)
                                                                                                      ===========

           Sales
           4/28/00                        AUD                             15,700,000   $ 9,649,267    $   183,250
           3/10/00                        CAD                              7,200,000     4,963,338          8,599
           3/23/00                        EUR                             32,400,000    31,246,885      1,500,539
           3/03/00                        GBP                             53,800,000    84,933,038      1,150,679
           5/05/00                        GBP                             35,100,000    55,406,544         28,466
           4/21/00                        JPY                          1,420,000,000    13,043,778        154,720
           3/30/00                        NZD                              6,300,000     3,060,162        142,632
                                                                                                      -----------
                                                                                                      $ 3,168,885
                                                                                                      ===========

      FORWARD CROSS CURRENCY CONTRACTS

         Settlement
            Date                   Deliver/Units of Currency                                Receive/In Exchange For
         ----------  ------------------------------------------------------  -----------------------------------------------------
           4/14/00   CHF                                         35,788,713  EUR                                        22,300,000
           4/14/00   EUR                                          5,700,000  CHF                                         9,142,629
           4/07/00   SEK                                        146,664,135  EUR                                        17,100,000

                     Net Unrealized
         Settlement   Appreciation
            Date     (Depreciation)
         ----------  --------------
           4/14/00       (14,519)
           4/14/00           605
           4/07/00      (256,566)
                       ---------
                       $(270,480)
                       =========

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

                                                                                                      Net Unrealized
         Number of                                                                       Contract      Appreciation
         Contracts                      Type                        Expiration Date        Value      (Depreciation)
         ---------  ---------------------------------------------  ------------------  -------------  --------------

           Buys
            43      Australian Government Bond 10 Yr.                  March 2000       $ 3,657,683    $   100,454
            54      Australian Government Bond 3 Yr.                   March 2000         3,809,633        (19,923)
            726     Euro Bund 10 Yr.                                   March 2000        72,499,346     (1,041,068)
            37      Japanese Government Bond 10 Yr.                    March 2000        44,499,021        339,312
            29      Japanese Government Bond 10 Yr.                    June 2000         34,534,432         (5,497)
            99      Swiss Government Bond 10 Yr.                       March 2000         7,019,719       (131,782)
            133     U.S. Long Bond                                     June 2000         12,593,437         72,909
            513     U.S. Treasury Note 10 Yr.                          June 2000         48,935,391        100,869
            47      U.S. Treasury Note 5 Yr.                           June 2000          4,563,406        (35,459)
                                                                                                       -----------
                                                                                                       $  (620,185)
                                                                                                       ===========

           Sales
            52      Canadian Government Bond 10 Yr.                    June 2000        $ 3,529,263    $    (5,480)
            37      Japanese Government Bond 10 Yr.                    March 2000        44,512,494         13,195
            133     U.K. Gilt                                          June 2000         23,451,320        132,115
                                                                                                       -----------
                                                                                                       $   139,830
                                                                                                       ===========

      At February 29, 2000, the Fund has sufficient cash and/or securities to cover any margin requirements on open futures contracts.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      WRITTEN OPTION TRANSACTIONS

                                                              Puts                            Calls
                                                        Principal Amount                 Principal Amount
                                                          of Contracts                     of Contracts
                                                        (000's omitted)     Premiums     (000's omitted)     Premiums
                                                        ----------------  -------------  ----------------  -------------
         Outstanding, beginning of period                     8,600         $ 541,284          8,600         $ 645,000
         Options written                                         --                --             --                --
         Options closed                                          --                --             --                --
         Options exercised                                   (8,600)         (541,284)            --                --
         Options expired                                         --                --         (8,600)         (645,000)
                                                            -------         ---------        -------         ---------
         Outstanding, end of period                              --         $      --             --         $      --
                                                            =======         =========        =======         =========

      SWAP AGREEMENTS

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              CREDIT DEFAULT SWAPS
         288,000,000,000 ITL    3/31/03   Agreement with Morgan Guaranty Trust Company dated   $  (157,270)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Italy, the notional amount times
                                          the difference between the par value and the
                                          then-market value of Italy BTP, 6.00% due
                                          11/01/07.

           6,036,000,000 BEF    3/31/03   Agreement with Morgan Guaranty Trust Company dated      (186,140)
                                          3/26/98 to pay .07% per year times the notional
                                          amount. The Fund receives payment only upon a
                                          default event in Belgium, the notional amount
                                          times the difference between the par value and the
                                          then-market value of Kingdom of Belgium, 5.75% due
                                          3/28/08.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
         INTEREST RATE SWAPS
              27,300,000 CHF    6/05/05   Agreement with Morgan Guaranty Trust Company dated   $   422,307
                                          6/03/98 to pay the notional amount multiplied by
                                          3.245% and to receive the notional amount
                                          multiplied by 6 month Floating Rate Swiss LIBOR
                                          adjusted by a specified spread.

              23,700,000 CHF    6/10/05   Agreement with Credit Suisse Financial Products          361,614
                                          dated 6/08/98 to pay the notional amount
                                          multiplied by 3.2625% and to receive the notional
                                          amount multiplied by 6 month Floating Rate Swiss
                                          LIBOR adjusted by a specified spread.

              14,200,000 CHF    6/11/05   Agreement with Morgan Guaranty Trust Company dated       224,270
                                          6/09/98 to pay the notional amount multiplied by
                                          3.245% and to receive the notional amount
                                          multiplied by 6 month Floating Rate Swiss LIBOR
                                          adjusted by a specified spread.

              10,700,000 CHF    9/16/05   Agreement with Morgan Guaranty Trust Company dated       387,466
                                          9/14/98 to pay the notional amount multiplied by
                                          3.1175% and to receive the notional amount
                                          multiplied by 6 month Floating Rate Swiss LIBOR
                                          adjusted by a specified spread.

              35,000,000 USD    7/29/06   Agreement with Morgan Guaranty Trust Company dated    (1,241,277)
                                          7/27/99 to receive the notional amount multiplied
                                          by 6.664% and to pay the notional amount
                                          multiplied by 3 month LIBOR adjusted by a
                                          specified spread.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

      SWAP AGREEMENTS -- CONTINUED

                                                                                              Net Unrealized
              Notional        Expiration                                                       Appreciation
               Amount            Date                        Description                      (Depreciation)
         -------------------  ----------  --------------------------------------------------  --------------
              62,000,000 SEK    9/13/06   Agreement with UBS AG dated 9/09/99 to receive the        28,724
                                          notional amount multiplied by 6.465% and to pay
                                          the notional amount multiplied by 3 month Floating
                                          Rate Swedish LIBOR adjusted by a specified spread.
          TOTAL RETURN SWAP
              75,000,000 USD    7/25/01   Agreement with Morgan Guaranty Trust Company dated       (67,104)
                                          7/01/99 to receive (pay) the notional amount
                                          multiplied by the return on the JP Morgan Non-U.S.
                                          Traded Total Return Government Bond Index and to
                                          pay the notional amount multiplied by 1 month
                                          LIBOR adjusted by a specified spread.+
                                                                                               -----------
                                                                                               $  (227,410)
                                                                                               ===========

         See Notes to the Schedule of Investments for definitions of currency abbreviations.
         +    This swap agreement is valued by management (Note 1).

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 10.6% of the distributions as net capital gain dividends.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. William L. Nemerever and Mr. Thomas F. Cooper are primarily responsible for the day-to-day management of the Fund's portfolio. Each of these individuals has been a portfolio manager with Grantham, Mayo, Van Otterloo & Co. LLC since 1993.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Currency Hedged International Bond Fund returned 5.0% for the fiscal year ended February 29, 2000, compared to 2.6% for the J.P. Morgan Non-U.S. Government Bond Index (Hedged). Consistent with the Fund's investment objectives and policies, the Fund was substantially invested in investment-grade, foreign and domestic fixed income instruments throughout the period.

The Fund outperformed the benchmark during the fiscal year by 2.4%. Currency and emerging country debt selection added value during the fiscal year, while bond market and issue selection were negative and reduced portfolio return. Long bond yields increased by 20 to 200 basis points in developed countries, except in Japan where yields declined by 60 basis points. Other than in Japan, bond market returns were negative across the international bond universe. The U.S. dollar appreciated against European currencies, but declined against the Japanese yen, Canadian dollar and Australian dollar.

Bond market selection during the fiscal year was hurt by an underweight position in Japanese bonds and an overweight position in Swedish bonds. These losses were offset to some extent by an underweight position in Swiss bonds. Currency selection added modest value during the fiscal year. Overweight positions in Canadian dollars and British pounds added more than 150 basis points in value, but were offset to some extent by losses on underweight positions in U.S. and Australian dollars and an overweight position in Euros.

Emerging country debt exposure added more than 250 basis points during the fiscal year, with much of it concentrated in the second half of the period year. Sovereign spreads on the J.P. Morgan Emerging Markets Bond Index Plus declined from 1330 basis points to end the fiscal year at 816 basis points.

Issue selection was neutral during the fiscal year despite rising short-term interest rates and concerns about Y2K.

OUTLOOK

The Fund is structured to benefit from outperformance in the Australian, Canadian, European, New Zealand, Swedish, U.S. and emerging bond markets. We expect the Danish, Japanese, Swiss and British bond markets to underperform. Our strategy maintains a market duration in each country. Strong relative performance is expected from Canadian dollars, Euros and Swiss francs. The Australian dollar, Danish krone, Japanese yen, Swedish krona, British pound and U.S. dollar are expected to underperform.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     GMO CURRENCY HEDGED INTERNATIONAL BOND FUND CLASS III SHARES AND THE
             J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX (HEDGED)
                           AS OF FEBRUARY 29, 2000


Average Annual Returns
Inception                                             9/30/94
         1yr                                             5yr                                  10yr (ITD)
         4.79                                           14.61                                    13.74

                                 [GRAPH]

GMO Currency Hedged International Bond Fund-III
As of 2/29/00
Date                  GMO Currency Hedged International Bond Fund-III       JP Morgan Non-US Gov't Bond Hedged
      9/30/94                                                9,985                      10,000
     12/31/94                                                9,961                      10,162
      3/31/95                                               10,265                      10,625
      6/30/95                                               11,138                      11,126
      9/30/95                                               11,933                      11,548
     12/31/95                                               12,729                      12,045
      3/31/96                                               13,024                      12,149
      6/30/96                                               13,934                      12,482
      9/30/96                                               14,819                      13,014
     12/31/96                                               15,766                      13,524
      3/31/97                                               16,019                      13,694
      6/30/97                                               16,699                      14,151
      9/30/97                                               17,782                      14,651
     12/31/97                                               18,251                      15,046
      3/31/98                                               18,895                      15,516
      6/30/98                                               19,051                      15,872
      9/30/98                                               19,284                      16,721
     12/31/98                                               19,286                      16,872
      3/31/99                                               19,488                      17,169
      6/30/99                                               19,396                      17,044
      9/30/99                                               19,328                      17,091
     12/31/99                                               19,798                      17,281
      2/29/00                                               20,088                      17,404


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 15 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Asia Fund (A Series of GMO Trust)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Asia Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO ASIA FUND
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2000

           SHARES      DESCRIPTION                                                                       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                       COMMON STOCKS - 95.5%
                       CHINA - 18.4%
           2,589,000   Beijing Datang Power Generation Co Ltd Class H                                          312,697
           1,044,000   China Merchants Holdings Co Ltd                                                         647,235
           6,433,000   China Overseas Land & Investment Ltd *                                                  843,098
             975,000   China Resources Enterprise                                                            1,259,026
           1,624,800   China Telecom Ltd *                                                                  14,979,108
           1,127,000   Cosco Pacific Ltd                                                                       644,389
           3,310,000   Guangdong Investment Ltd *                                                              446,562
           4,885,000   Guangshen Railway Co Class H                                                            502,133
              10,000   Huaneng Power International ADR                                                          71,875
           1,854,000   Huaneng Power International Inc Class H                                                 321,594
           2,754,000   Qingling Motor Co Ltd Class H                                                           293,702
             279,474   Shanghai Chlor-Alkali Chemical Class B *                                                 30,183
             430,000   Shanghai Industrial Holdings                                                            809,413
           4,256,000   Shanghai Petrochemical Co Class H                                                       437,478
               4,166   SIIC Medical Science and Technology (Group) Ltd *                                           985
           1,734,000   Yizheng Chemical Fibre Co Class H *                                                     274,043
                                                                                                      -----------------
                                                                                                            21,873,521
                                                                                                      -----------------
                       INDONESIA - 16.1%
           4,009,000   Astra International *                                                                 1,984,253
          59,000,000   Bank Internasional Indonesia *                                                          794,613
           8,231,000   Barito Pacific Timber *                                                                 581,990
           5,308,000   Citra Marga Nusaphala Persad *                                                          554,034
           3,840,000   Gajah Tunggal Tbk *                                                                     439,596
           2,523,000   Gudang Garam                                                                          4,205,000
              50,820   Gulf Resources Ltd ADR *                                                                355,740
             984,000   HM Sampoerna *                                                                        1,626,747
           5,008,500   Indah Kiat Pulp & Paper *                                                             1,382,818
           2,387,000   Indorama Synthetics *                                                                   369,704
             874,500   International Nickel *                                                                  871,556
           4,693,000   Kalbe Farma *                                                                           616,253
           5,803,000   Matahari Putra Prima Tbk *                                                              781,549
           1,535,500   PT Bimantara Citra *                                                                    392,923
           1,450,000   PT Hero Supermarket Tbk *                                                               380,808
           1,869,000   PT Indofood Sukses Makmur Tbk *                                                       1,548,061
              20,000   PT Indosat (Persero) Tbk Class B ADR                                                    358,750
           2,800,000   PT Multipolar Corp Tbk *                                                                414,815
           1,387,000   PT Pabrik Kertas Tjiwi Kimia *                                                          326,902
             298,000   Semen Gresik                                                                            337,131
              93,200   Telekomunikasi Indonesia Class B ADR                                                    902,875
                                                                                                      -----------------
                                                                                                            19,226,118
                                                                                                      -----------------


            See accompanying notes to the financial statements.              1

GMO ASIA FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

           SHARES      DESCRIPTION                                                                       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                       KOREA - 7.9%
              10,336   Cheil Jedang Corp                                                                       666,158
             104,610   Hanwha Corp                                                                             416,182
               2,320   Housing & Commercial Bank                                                                41,330
              23,150   Hyundai Cement Co                                                                       110,520
              26,850   Hyundai Electronics Industries *                                                        424,908
              22,638   Hyundai Heavy Industries                                                                630,443
              37,800   Hyundai Merchant Marine                                                                 260,665
              91,200   Inchon Oil Refinery *                                                                   266,076
              36,928   ISU Chemical Co                                                                         336,272
              10,790   Keum Kang Ltd                                                                           496,046
              39,783   Kookmin Bank                                                                            443,165
               7,800   Korea Chemical                                                                          486,162
               7,500   Korea Telecommunications ADR                                                            326,250
              43,735   Korean Air Lines                                                                        299,659
               5,100   Pohang Iron & Steel (a)                                                                 525,362
              17,500   Pohang Iron & Steel ADR                                                                 439,688
              63,300   Poongsan Corp                                                                           346,970
              29,500   Shin Young Securities Co                                                                492,925
              13,782   SK Corp                                                                                 310,706
              22,200   SK Telecom ADR                                                                          997,613
              78,193   Ssangyong Motor Co *                                                                    253,948
              30,020   Ssangyong Oil Refining                                                                  501,614
              30,152   Tai Han Electric Wire                                                                   370,534
                                                                                                      -----------------
                                                                                                             9,443,196
                                                                                                      -----------------
                       MALAYSIA - 21.4%
             674,000   Affin Holdings Berhad                                                                   695,284
             193,800   APM Automotive Holdings Berhad *                                                        142,800
             563,000   Asiatic Development Berhad                                                              201,495
             232,000   Berjaya Sports Toto                                                                     589,158
              67,600   British American Tobacco                                                                498,105
             248,000   Commerce Asset Holdings                                                                 776,632
             310,000   Edaran Otomobil Berhad                                                                1,305,257
             235,000   Genting Berhad                                                                        1,038,947
             699,000   Golden Hope Plantations Berhad                                                          621,742
             884,000   Hicom Holdings Berhad                                                                   786,295
             311,000   Hong Leong Credit Berhad                                                                671,105
             601,000   IJM Corp Berhad Class A                                                                 673,753
             836,000   Magnum Corp Berhad                                                                      734,800
             394,000   Malakoff Berhad                                                                       1,067,947


2           See accompanying notes to the financial statements.

GMO ASIA FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

           SHARES      DESCRIPTION                                                                       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                       MALAYSIA - CONTINUED
             510,900   Malayan Banking Berhad                                                                2,299,050
           1,184,000   Malaysian International Shipping (Foreign Registered)                                 1,791,579
             865,000   Malaysian Oxygen Berhad                                                               2,708,816
           2,172,000   Metroplex Berhad                                                                        617,305
             505,400   Nylex Berhad                                                                            392,350
             340,000   Oriental Holdings Berhad                                                                800,789
             401,500   Resorts World Berhad                                                                  1,458,079
             760,000   RHB Capital Berhad                                                                    1,210,000
           8,594,000   Tan Chong International Ltd                                                           1,302,991
           1,292,000   Tan Chong Motor Holdings Berhad                                                         608,600
             445,000   Tanjong                                                                               1,118,355
             459,000   United Engineers *                                                                    1,268,289
              64,600   Warisan TC Holdings Berhad *                                                             39,100
                                                                                                      -----------------
                                                                                                            25,418,623
                                                                                                      -----------------
                       PHILIPPINES - 6.7%
           8,359,570   Aboitiz Equity Ventures Inc                                                             399,823
           4,745,547   Ayala Corp                                                                            1,019,054
             208,495   Equitable Banking Corp                                                                  284,913
             271,000   Far East Bank & Trust                                                                   419,924
           3,430,000   Filinvest Land *                                                                        217,618
           6,054,500   International Container Terminal *                                                      262,982
             886,319   Ionics Circuits Inc *                                                                   281,165
           4,020,500   JG Summit Holdings Inc Class B                                                          294,327
             889,200   La Tondena Distillers Inc                                                               444,817
           5,654,000   Petron Corp                                                                             336,646
             133,870   Philippine Long Distance Telephone                                                    2,907,377
             260,000   RFM Corp                                                                                 20,303
             394,350   San Miguel Corp Class B                                                                 461,903
           2,722,000   SM Prime Holdings                                                                       365,325
           1,871,000   Universal Robina Corp                                                                   305,898
                                                                                                      -----------------
                                                                                                             8,022,075
                                                                                                      -----------------
                       SINGAPORE - 3.6%
             148,000   DBS Group Holdings Ltd                                                                1,828,857
             273,000   Oversea-Chinese Banking Corp                                                          1,726,344
             174,405   Overseas Union Bank                                                                     774,032
                                                                                                      -----------------
                                                                                                             4,329,233
                                                                                                      -----------------
                       TAIWAN - 3.9%
               6,800   GigaMedia Ltd *                                                                         476,425
             898,000   Legend Holdings Ltd *                                                                 4,153,775
                                                                                                      -----------------
                                                                                                             4,630,200
                                                                                                      -----------------


            See accompanying notes to the financial statements.              3

GMO ASIA FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

           SHARES/
        PAR VALUES($)  DESCRIPTION                                                                        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                       THAILAND - 17.5%
             188,300   Advanced Info Service Public Co Ltd (Foreign Registered) *                            2,924,665
             994,700   Ban Pu Coal Public Co Ltd (Foreign Registered)                                          515,422
           1,037,600   Bangkok Bank Pcl (Foreign Registered) *                                               1,674,207
           2,327,000   Bangkok Expressway Public Co Ltd (Foreign Registered) *                                 641,047
              41,100   Bangkok Insurance (Foreign Registered)                                                  128,320
           2,194,400   Bank of Ayudhya Pcl (Foreign Registered) *                                              564,217
             688,320   CP Feedmill Public Co Ltd (Foreign Registered) *                                      2,492,146
              62,932   Delta Electronics Public Co Ltd (Foreign Registered)                                    723,186
             598,500   Electricity Generating Public Co Ltd (Foreign Registered)                               537,810
           1,813,500   Industrial Finance Corp of Thailand (Foreign Registered) *                              511,482
              81,000   PTT Exploration and Production Public Co Ltd (Foreign Registered) *                     393,152
             200,352   Shinawatra Computer Public Co Ltd (Foreign Registered) *                              1,587,467
              32,200   Siam Cement Pcl (Foreign Registered) *                                                  581,230
             923,900   Siam Commercial Bank Pcl (Foreign Registered) *                                         739,314
           1,522,100   Telecomasia Corp Public Co Ltd (Foreign Registered) *                                 2,116,524
             896,800   Thai Farmers Bank Pcl (Foreign Registered) *                                            847,037
           2,305,000   Thai Military Bank (Foreign Registered) *                                               580,559
           1,389,000   Thai Petrochemical (Foreign Registered) *                                               364,423
           1,316,500   Thai Telephone & Telecommunications (Foreign Registered) *                              354,037
           1,054,030   United Broadcasting Pcl (Foreign Registered) *                                          926,407
           1,346,700   United Communication Industries (Foreign Registered) *                                1,687,129
                                                                                                      -----------------
                                                                                                            20,889,781
                                                                                                      -----------------

                       TOTAL COMMON STOCKS (Cost $108,743,031)                                             113,832,747
                                                                                                      -----------------

                       DEBT OBLIGATIONS - 3.8%
                       CHINA - 0.0%
  $          100,000   Qingling Motor Co Ltd, 3.50% due 1/22/02                                                 26,500
                                                                                                      -----------------

                       U.S. GOVERNMENT - 3.8%
  $        3,893,183   U.S. Treasury Inflation Indexed Note, 3.375% due 1/15/07                              3,682,710
  $          820,976   U.S. Treasury Inflation Indexed Note, 3.875% due 1/15/09                                794,807
                                                                                                      -----------------
                                                                                                             4,477,517
                                                                                                      -----------------

                       TOTAL DEBT OBLIGATIONS (Cost $4,656,343)                                              4,504,017
                                                                                                      -----------------

4              See accompanying notes to the financial statements.

GMO ASIA FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

           SHARES/
        PAR VALUES($)  DESCRIPTION                                                                        VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                       PREFERRED STOCKS - 1.6%
                       KOREA - 1.6%
              19,500   Samsung Electronics (Non Voting)                                                      1,775,697
               4,559   Shinsegae Department Store *                                                            157,192
                                                                                                      -----------------
                                                                                                             1,932,889
                                                                                                      -----------------

                       TOTAL PREFERRED STOCKS (Cost $518,259)                                                1,932,889
                                                                                                      -----------------

                       RIGHTS & WARRANTS - 0.0%
                       INDONESIA - 0.0%
             420,000   PT Multipolar Corp Tbk Warrants 12/25/49 *                                                      -
                                                                                                      -----------------

                       THAILAND - 0.0%
             247,600   Banpu Public Co Warrants 1/14/03 *                                                              -
                                                                                                      -----------------


                       TOTAL RIGHTS & WARRANTS (Cost $0)                                                               -
                                                                                                      -----------------

                       SHORT-TERM INVESTMENTS - 5.5%
                       CASH EQUIVALENTS - 5.5%
  $        6,600,000   Royal Bank of Canada Time Deposit, 5.81% due 3/01/00                                  6,600,000
                                                                                                      -----------------


                       TOTAL SHORT-TERM INVESTMENTS (Cost $6,600,000)                                        6,600,000
                                                                                                      -----------------

                       TOTAL INVESTMENTS - 106.4%
                       (Cost $120,517,633)                                                                 126,869,653

                       Other Assets and Liabilities (net) - (6.4%)                                          (7,651,604)
                                                                                                      -----------------

                       TOTAL NET ASSETS - 100.0%                                                    $      119,218,049
                                                                                                      -----------------

                                                                                                      -----------------

                       NOTES TO THE SCHEDULE OF INVESTMENTS:

                       ADR  American Depositary Receipt

                       (a)  Valued by management (Note 1).

                       *   Non-income producing security.



             See accompanying notes to the financial statements.              5

GMO ASIA FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

------------------------------------------------------------------------------

                          At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

                           INDUSTRY SECTOR (UNAUDITED)

                          Telecommunications                     24.5 %
                          Banking                                12.2
                          Electronic Equipment                    6.8
                          Food and Beverage                       6.3
                          Consumer Goods                          5.3
                          Financial Services                      4.3
                          Real Estate                             4.1
                          Automotive                              3.9
                          Chemicals                               3.6
                          Services                                3.2
                          Transportation                          3.1
                          Construction                            2.9
                          Paper and Allied Products               2.8
                          Conglomerates                           2.4
                          Energy Services                         1.9
                          Health Care                             1.7
                          Utilities                               1.3
                          Machinery                               1.2
                          Metals and Mining                       1.1
                          Communications                          0.8
                          Retail Trade                            0.7
                          Textiles                                0.5
                          Computers                               0.4
                          Insurance                               0.1
                          Miscellaneous                           4.9
                                                         -------------
                                                                100.0 %
                                                         -------------

                                                         -------------


6              See accompanying notes to the financial statements.

GMO ASIA FUND
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 29, 2000
----------------------------------------------------------------------------------------------------------------

ASSETS:
       Investments, at value (cost $120,517,633) (Note 1)                                  $        126,869,653
       Foreign currency, at value (cost $837,401) (Note 1)                                              834,379
       Cash                                                                                               3,182
       Receivable for investments sold                                                                    6,610
       Dividends and interest receivable                                                                382,201
       Receivable for expenses waived or borne by Manager (Note 2)                                        7,853
                                                                                             -------------------

           Total assets                                                                             128,103,878
                                                                                             -------------------
LIABILITIES:
       Payable for Fund shares repurchased                                                            7,981,000
       Payable for open swap contracts (Notes 1 and 6)                                                  621,410
       Accrued capital gain and repatriation taxes payable (Note 1)                                      91,443
       Payable to affiliate for (Note 2):
           Management fee                                                                                86,728
           Shareholder service fee                                                                       16,061
       Accrued expenses                                                                                  89,187
                                                                                             -------------------

           Total liabilities                                                                          8,885,829
                                                                                             -------------------
NET ASSETS                                                                                 $        119,218,049
                                                                                             -------------------

                                                                                             -------------------

NET ASSETS CONSIST OF:
       Paid-in capital                                                                     $        101,407,413
       Accumulated undistributed net investment income                                                   73,119
       Accumulated undistributed net realized gain                                                   12,104,026
       Net unrealized appreciation                                                                    5,633,491
                                                                                             -------------------

                                                                                           $        119,218,049
                                                                                             -------------------

                                                                                             -------------------

NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                                $        119,218,049
                                                                                             -------------------

                                                                                             -------------------

SHARES OUTSTANDING - CLASS III                                                                        9,650,804
                                                                                             -------------------

                                                                                             -------------------

NET ASSET VALUE PER SHARE - CLASS III                                                      $              12.35
                                                                                             -------------------

                                                                                             -------------------


             See accompanying notes to the financial statements.            7

GMO ASIA FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $203,954)                                $               1,176,403
      Interest                                                                                            505,658
                                                                                          ------------------------

          Total income                                                                                  1,682,061
                                                                                          ------------------------

EXPENSES:
      Management fee (Note 2)                                                                             928,350
      Custodian fees                                                                                      334,489
      Audit fees                                                                                           46,355
      Transfer agent fees                                                                                  27,545
      Legal fees                                                                                            4,621
      Registration fees                                                                                     2,041
      Trustees fees (Note 2)                                                                                1,355
      Miscellaneous                                                                                         2,281
      Fees waived or borne by Manager (Note 2)                                                            (84,198)
                                                                                          ------------------------
                                                                                                        1,262,839
      Shareholder service fee - Class III (Note 2)                                                        171,917
                                                                                          ------------------------

          Net expenses                                                                                  1,434,756
                                                                                          ------------------------

              Net investment income                                                                       247,305
                                                                                          ------------------------
REALIZED  AND UNREALIZED GAIN (LOSS):
          Net realized gain (loss) on:
              Investments                                                                              20,573,064
              Closed swap contracts                                                                     5,973,435
              Foreign currency, forward contracts and foreign currency related
                  transactions                                                                           (111,396)
                                                                                          ------------------------
                                                                                          ------------------------
                     Net realized gain                                                                 26,435,103
                                                                                          ------------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments (Note 1)                                                                     22,866,545
              Open swap contracts                                                                      (2,184,028)
              Foreign currency, forward contracts and foreign currency related
                  transactions                                                                            (62,179)
                                                                                          ------------------------
                                                                                          ------------------------
                     Net unrealized gain                                                               20,620,338
                                                                                          ------------------------

          Net realized and unrealized gain                                                             47,055,441
                                                                                          ------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $              47,302,746
                                                                                          ------------------------

                                                                                          ------------------------


8              See accompanying notes to the financial statements.

GMO ASIA FUND
(A Series of GMO Trust)


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         Year Ended                  Year Ended
                                                                     FEBRUARY 29, 2000            FEBRUARY 28, 1999
                                                                     -------------------          ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income                                        $            247,305         $           767,337
      Net realized gain (loss)                                               26,435,103                 (10,861,319)
      Change in net unrealized appreciation (depreciation)                   20,620,338                 (15,400,922)
                                                                     -------------------          ------------------

      Net increase (decrease) in net assets resulting
          from operations                                                    47,302,746                 (25,494,904)
                                                                     -------------------          ------------------


Distributions to shareholders from:
      Net investment income - Class III                                        (220,569)                   (877,511)
      In excess of net investment income - Class III                                  -                    (673,683)
      Net realized gains - Class III                                         (3,424,176)                          -
                                                                     -------------------          ------------------
                                                                             (3,644,745)                 (1,551,194)
                                                                     -------------------          ------------------


Net share transactions - Class III (Note 5)                                  (1,843,973)                 64,289,234
                                                                     -------------------          ------------------


      Total increase in net assets                                           41,814,028                  37,243,136

NET ASSETS:
      Beginning of period                                                    77,404,021                  40,160,885
                                                                     -------------------          ------------------


      End of period (including accumulated
          undistributed net investment income of $73,119
          and $157,775, respectively)                              $        119,218,049         $        77,404,021
                                                                     -------------------          ------------------
                                                                     -------------------          ------------------


             See accompanying notes to the financial statements.            9

GMO ASIA FUND
(A Series of GMO Trust)


Financial Highlights
(For a Class III Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED FEBRUARY 28/29,
                                                                -----------------------------------------------------------------
                                                                     2000                      1999                     1998*
                                                                ----------------          ---------------          --------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $            7.67         $          10.44         $       10.00
                                                                ----------------          ---------------          --------------

Income (loss) from investment operations:
  Net investment income                                                    0.03                     0.08  (b)             0.01 (b)
  Net realized and unrealized gain (loss)                                  5.01                    (2.69)                 0.43
                                                                ----------------          ---------------          --------------

    Total from investment operations                                       5.04                    (2.61)                 0.44
                                                                ----------------          ---------------          --------------

Less distributions to shareholders from:
  Net investment income                                                   (0.02)                   (0.08)                    -
  In excess of net investment income                                          -                    (0.08)                    -
  Net realized gains                                                      (0.34)                       -                     -
                                                                ----------------          ---------------          --------------
                                                                          (0.36)                   (0.16)                    -
                                                                ----------------          ---------------          --------------

NET ASSET VALUE, END OF PERIOD                                $           12.35         $           7.67         $        10.44
                                                                ----------------          ---------------          --------------

                                                                ----------------          ---------------          --------------

TOTAL RETURN (a)                                                         65.57%                  (25.03%)                  4.40%***

RATIOS/SUPPLEMENTAL DATA:

        Net assets, end of period (000's)                     $         119,218         $         77,404         $       40,161
        Net expenses to average daily net assets                          1.25%                    1.26%                   2.52% **
        Net investment income to average daily net assets                 0.22%                    1.04%                   2.86% **
        Portfolio turnover rate                                            121%                      61%                      1%
        Fees and expenses voluntarily waived or borne by the
               Manager consisted of the following per share
               amounts:                                       $            0.01                     0.02         $          0.01



*       Period from February 18, 1998 (commencement of operations) to
        February 28, 1998.
**      Annualized
***     Not annualized.
(a) Calculation excludes subscription and redemption fees. The total return would have been lower had certain expenses not been waived during the periods shown.
(b)     Computed using average shares outstanding throughout the period.


10             See accompanying notes to the financial statements.

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Asia Fund (the "Fund"), which commenced operations on February 18, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Asia Fund seeks high total return through investment in equity securities traded in the Asian securities markets. The Fund's benchmark is the GMO Asia 7 Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.


             See accompanying notes to the financial statements.            11

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security, or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security, or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security, or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FUTURES CONTRACTS
     The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, there were no outstanding futures contracts.

     INDEXED SECURITIES
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of the open swap agreements as of February 29, 2000.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund did not have any securities on loan.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.
     S. federal income tax purposes. Therefore, no provision for U. S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $91,443 for potential repatriation taxes at February 29, 2000. The accrual for repatriation taxes is included in net unrealized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and swap transactions, and differing treatments for redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $245,422.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U. S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


             Accumulated
         Undistributed Net            Accumulated Net Realized
         Investment Income                   Gain/(Loss)                    Paid-in Capital
---------------------------          --------------------------         ---------------------
           $ (111,392)                       $ (758,742)                        $870,134

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.20% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. These fees will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $127,025 in purchase premiums and $45,840 in redemption fees. There is no premium for reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .20% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of 1.00% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .81% of average daily net assets.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $1,355. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF SECURITIES

     For the year ended February 29, 2000, cost of purchases and proceeds from sales of investments, other than short term obligations, were as follows:

                                                                  Purchases         Proceeds
                                                                  ---------         --------
         U.S. Government Securities                             $  2,346,764      $        --

         Investments (non-U.S. Government securities)              138,443,412    130,946,604

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Appreciation
     ----------------------------      --------------------------      -------------------------       ------------------------
            $120,982,450                      $23,726,519                    $17,839,316                      $5,887,203

4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 72.1 % of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Year Ended                                        Year Ended
                                            February 29, 2000                                February 28, 1999
                                 ----------------------------------------        -------------------------------------------
     Class III:                       Shares               Amount                      Shares                 Amount
                                 -----------------    -------------------        --------------------   --------------------
     Shares sold                          886,861  $          10,585,446                   6,185,511  $          63,691,637
    -----------------------------
     Shares issued to
     shareholders in
     reinvestment of
     distributions                        265,213            3,419,887                       113,130                916,087
     Shares repurchased               (1,595,661)           (15,849,306)                    (49,533)              (318,490)
                                 -----------------   --------------------        --------------------   --------------------
    Net increase (decrease)             (443,587)  $         (1,843,973)                   6,249,108  $          64,289,234
                                 -----------------   --------------------        --------------------   --------------------
                                 -----------------   --------------------        --------------------   --------------------

GMO ASIA FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 29, 2000 is as follows:

     SWAP AGREEMENTS

        Notional Amount       Expiration                                                                  Net Unrealized
                                 Date                             Description                              Depreciation
    -----------------------  --------------  -------------------------------------------------------    --------------------
     TOTAL RETURN SWAPS

     $         2,675,820       3/02/00       Agreement with Indosuez W.I. Carr Ltd. dated 3/02/99     $           (359,774)
                                             to receive (pay) the notional amount multiplied by
                                             the return on the Thailand SET Index and to pay the
                                             notional amount multiplied by 6 month LIBOR adjusted
                                             by a specified spread.

                 1,777,198     3/03/00       Agreement with Indosuez W.I. Carr Ltd. dated 3/03/99                 (261,636)
                                             to receive (pay) the notional amount multiplied by
                                             the return on the Thailand SET Index and to pay the
                                             notional amount multiplied by 6 month LIBOR adjusted
                                             by a specified spread.
                                                                                                        --------------------
                                                                                                      $           (621,410)
                                                                                                        --------------------
                                                                                                        --------------------

GMO ASIA FUND
 (A Series of GMO Trust)

Federal Tax Information -- (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------


For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 93.95% as net capital gain dividends.

GMO ASIA FUND
 (A Series of GMO Trust)


PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham and Mr. Arjun Divecha are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Divecha is the principal of Dancing Elephant Ltd., which serves as consultant to the Fund. Dancing Elephant Ltd. has an exclusive consulting management agreement with GMO.


MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Asia Fund returned 65.6% for the fiscal year ended February 29, 2000. The Fund's benchmark, the GMO Asia 7 Index, returned 70.1% during the same period. The Morgan Stanley Emerging Markets Far East Free Index rose 73.6% over the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

Strong macroeconomic numbers (huge trade surpluses, lower than expected inflation) from Asia completely changed the sentiment for Asian markets. Within Asia, Korea and Malaysia were among the best performing markets, rising 90% while Philippines sank 15% for the year.

Country selection detracted 2.0% while our stock selection cost 2.5%. Of our four country selection models, the value and neglect models underperformed while momentum models outperformed. Most of our underperformance in country selection came from overweighting Thailand (+7%) and underweighting Taiwan (-14%). We started the year strongly overweight in Thailand, which rose only 22% for the period while Taiwan gained 75%. Our overweight position in Korea contributed significantly to performance as Korea rose 91% for the year.

Stock selection detracted 2.5% from performance as it was a difficult year for value stocks. Overall, value stocks underperformed by 13% in Asia as the Internet and telecommunications mania in developed markets spilled over to emerging markets. The divergence between TMT (technology, media and telecommunications) and old economy stocks was unprecedented. Value stocks in Korea underperformed expensive stocks by a whopping 175%. In China value stocks underperformed by 80% with most of the gains coming from telecommunications stocks. Our emphasis on risk control in addition to a moderate overweight position in China Telecom (50% of China Index) saved us from significant underperformance.

OUTLOOK

We continue to be enthusiastic about Asia, but are less bullish given the region's huge outperformance relative to the rest of the world. Within Asia, our models have rotated us into Indonesia, Malaysia and China and out of Korea.

While we have been aggressively overweight in Korea for the past few years, expensive valuations and the threat of higher interest rates are likely to cap the market. Within Asia, we prefer countries that are likely to have economic growth that will surprise on the upside. These markets, including Indonesia, Malaysia and Thailand, have not participated in the recent rally. Indonesia, trading at under five times peak earnings, could be the most explosive market over the next 5 years. Thailand has gone from being an International Monetary Fund favorite to a totally neglected country as debt restructuring has taken a back seat. While we are disappointed by the slow progress of reforms in Thailand, we are convinced that this market offers good medium-term potential. Poor corporate governance and politics have resulted in Philippines being among the worst performing markets. The market is not cheap and earnings have been disappointing.

The technology and telecommunications mania has continued to make value investing a challenge in the short term. Nevertheless, we are confident that our emphasis on buying cheap countries and companies will continue to produce excellent long-term returns.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            GMO ASIA FUND CLASS III SHARES AND THE MSCI EMF ASIA INDEX
                            AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------
                   1yr                                Since Inception
--------------------------------------------------------------------------------
                                                        2/18/1998
                   62.93%                                 12.67%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

  GMO Asia Fund - III
  As of 2/29/00

        Date            GMO Asia Fund - III       MSCI EMF Asia               GMO Asia 7
        ----            -------------------       -------------               ----------
        2/18/1998            9880                    10000                    10000
        3/31/1998           10423                    10690                    11030
        6/30/1998            6797                     7144                     6789
        9/30/1998            5522                     6122                     6233
       12/31/1998            8440                     8189                     9720
        3/31/1999            8380                     9096                     9560
        6/30/1999           13395                    12725                    15262
        9/30/1999           10735                    11748                    12641
       12/31/1999           14137                    13955                    16220
        2/29/2000           12740                    14362                    15501

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares. When redeemed may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect or taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of
120 bp on the purchase and 40 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future results. Information is unaudited.
--------------------------------------------------------------------------------

Page>

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of GMO Trust and the Shareholders of GMO Currency Hedged International Core Fund (A Series of GMO Trust)



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Core Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       COMMON STOCKS - 93.2%
                       AUSTRALIA - 2.7%
              32,500   Amcor Ltd                                                                   119,759
              26,495   Australia and New Zealand Banking Group Ltd                                 162,882
              15,900   Bank of Western Australia                                                    40,915
              29,900   Boral Ltd *                                                                  42,786
              12,600   Caltex Australia Ltd                                                         16,637
              94,100   Colonial Ltd                                                                357,152
             100,563   CSR Ltd                                                                     219,251
              26,400   Delta Gold                                                                   35,346
              26,500   Email Ltd                                                                    33,526
              74,200   Harvey Norman Holdings Ltd                                                  132,609
               4,400   Jupiters Ltd                                                                  7,026
               5,400   National Australia Bank Ltd                                                  70,971
              66,500   National Food Ltd                                                           107,820
              49,100   National Mutual Holdings                                                     69,356
              63,503   News Corp Ltd                                                               925,635
              29,900   Origin Energy Ltd                                                            22,935
              15,900   Pacific Dunlop Ltd                                                           15,722
              51,252   Pioneer International Ltd                                                   136,608
              21,674   PMP Communications Ltd                                                       28,086
             125,935   Qantas Airways Ltd                                                          275,341
              91,535   QCT Resources Ltd                                                            39,351
              42,200   Resolute Ltd                                                                  6,479
              27,797   Schroders Property                                                           39,606
              45,700   Western Mining Corp Holdings Ltd                                            171,768
             101,765   Westfield Trust Units                                                       192,497
              36,850   Westpac Banking Corp                                                        235,367
                                                                                           ----------------
                                                                                                 3,505,431
                                                                                           ----------------
                       AUSTRIA - 3.6%
                 977   Austria Mikro Systeme International *                                        43,456
               1,270   Austria Tabakwerke AG                                                        50,619
               3,464   Austrian Airlines                                                            54,360
              21,777   Bank Austria AG                                                             947,654
               4,724   Boehler Uddeholm (Bearer)                                                   175,963
               5,515   Brau Union AG                                                               229,161
                 723   EA-Generali AG                                                              112,408
               1,696   Energie-Versorgung Niederoesterreich AG                                     181,243
              10,426   Erste Bank Der Oesterreichischen Sparkassen AG                              436,637

               See accompanying notes to the financial statements.            1

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000


         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       AUSTRIA - CONTINUED
               3,870   Flughafen Wien AG                                                           139,347
                 155   Leykam-Muerztaler Papier und Zellstoff AG                                     4,611
               1,006   Mayr-Melnhof Karton AG (Bearer)                                              55,283
               7,346   Oesterreichische Brau Beteiligungs AG                                       283,602
               3,789   OMV AG                                                                      296,607
               6,378   RHI AG                                                                      172,730
                 550   VA Technologie AG (Bearer)                                                   32,512
              43,944   Voest-Alpine Stahl AG                                                     1,353,827
                                                                                           ----------------
                                                                                                 4,570,020
                                                                                           ----------------
                       BELGIUM - 0.9%
               1,400   Almanij NV                                                                   53,105
                 550   Arbed SA                                                                     51,098
               2,698   Compagnie Benelux Paribas SA                                                144,940
               1,601   Credit Commercial Dexia                                                     218,103
                 409   Electrabel SA                                                               110,530
                 400   Electrafina NPV                                                              50,602
                 250   Glaverbel NPV                                                                16,848
               1,650   Groupe Bruxelles Lambert NPV                                                357,898
               2,042   Solvay et Cie                                                               142,137
               1,350   Union Miniere NPV                                                            44,190
                                                                                           ----------------
                                                                                                 1,189,451
                                                                                           ----------------
                       CANADA - 0.9%
               9,268   Boliden Ltd SDR *                                                            20,826
              14,200   Canadian Marconi Co                                                         153,156
               4,200   Hudsons Bay Co                                                               39,800
                 140   Magna Entertainment Corp *                                                      782
                 700   Magna International Class A                                                  28,222
              19,100   Methanex Corp *                                                              41,201
               3,300   Molson Co Ltd Class A                                                        55,379
               4,700   NS Power Holdings Inc                                                        42,109
               3,200   PanCanadian Petroleum Ltd                                                    47,416
               2,100   Potash Corp of Saskatchewan                                                  95,520
               3,800   Quebecor Inc Class B                                                        138,539
               2,146   Rogers Cantel Mobile Communications Class B *                               102,789
               1,200   Shell Canada Ltd Class A                                                     21,502
               6,900   Stelco Inc Class A                                                           36,854
              34,430   Transcanada Pipelines Ltd                                                   234,912
               2,200   Westcoast Energy Inc                                                         31,840
                                                                                           ----------------
                                                                                                 1,090,847
                                                                                           ----------------


2               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       DENMARK - 0.1%
                 590   Den Danske Bank                                                              56,373
                 430   Kapital Holding AS                                                           15,832
                 850   Unidanmark AS Class A (Registered)                                           48,486
                                                                                           ----------------
                                                                                                   120,691
                                                                                           ----------------
                       FINLAND - 0.9%
              10,400   Enso Oyj Class R                                                            105,132
              12,200   Fortum Oyj                                                                   54,382
                 800   Helsingin Puhelin Oyj                                                        85,492
                 700   Instrumentarium Oyj                                                          22,812
               2,900   Kesko Oyj                                                                    38,390
                 800   Metra AB Class A                                                             16,290
               1,800   Metso Oyj *                                                                  23,568
               1,500   Pohjola Group Insurance Class B                                              84,337
              16,400   Raisio Group Plc Class V                                                     44,683
               1,600   Sampo Insurance Co Ltd Class A                                               54,684
                  74   Sanitec Oyj *                                                                   976
               1,000   Sonera Oyj                                                                   77,116
                 250   Stockmann AB Class A                                                          3,947
               3,000   Stora Enso Oyj Class A                                                       30,471
               1,000   Tieto Corp                                                                   68,837
              13,800   UPM-Kymmene Oyj                                                             382,635
                                                                                           ----------------
                                                                                                 1,093,752
                                                                                           ----------------
                       FRANCE - 11.0%
               3,060   Air France *                                                                 47,372
               2,130   Alcatel Alsthom Cie Generale d'Electricite SA                               498,720
              12,799   Assurances Generales de France (Bearer)                                     618,576
              22,933   Aventis SA Class A                                                        1,170,174
              22,698   Banque Nationale de Paris                                                 1,791,905
                 215   Bongrain                                                                     59,820
               2,070   Christian Dior                                                              423,490
                 180   Clarins                                                                      18,543
               5,584   Compagnie Generale d'Industrie et de Participations                         374,976
                 380   Credit Commercial de France                                                  43,279
              21,900   Credit Lyonnais SA *                                                        742,165
               1,021   Dexia *                                                                     139,581
               2,521   Dexia Strip *                                                                   121
               4,987   Eridania Beghin-Say SA                                                      418,668
              21,700   Eurotunnel SA Units (Bearer) *                                               26,741



               See accompanying notes to the financial statements.            3

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       FRANCE - CONTINUED
                  90   Fromageries Bel SA                                                           61,000
               1,568   Groupe Danone                                                               315,203
               3,598   Lafarge Coppee SA                                                           268,458
                 160   LVMH (Louis Vuitton Moet Hennessy)                                           59,382
               1,900   Metaleurop SA *                                                              17,396
               5,750   Michelin SA Class B                                                         179,526
               3,440   Pechiney SA Class A                                                         200,699
               5,978   Pernod Ricard                                                               302,154
               6,462   Peugeot SA                                                                1,331,978
               1,700   Remy Cointreau SA *                                                          36,007
              23,170   Renault SA                                                                  923,506
               4,420   Rhodia SA                                                                    75,320
               5,564   Saint-Gobain                                                                774,049
              11,870   Skis Rossignol                                                              174,275
                 852   Societe Eurafrance                                                          398,648
               8,849   Societe Generale Paris                                                    1,834,221
               1,380   SPIE Batignolles                                                             89,016
                 573   Suez Lyonnaise des Eaux                                                      94,333
               1,000   Thomson CSF                                                                  39,473
              33,504   Usinor Sacilor                                                              488,678
               1,380   Vallourec                                                                    55,801
                                                                                           ----------------
                                                                                                14,093,254
                                                                                           ----------------
                       GERMANY - 8.3%
                 900   AGIV AG                                                                      16,116
                 250   Axel Springer Verlag AG                                                     329,742
               4,400   Bankgesellschaft Berlin AG *                                                 69,684
              18,000   BASF AG                                                                     820,552
              16,251   Bayer AG                                                                    676,674
               3,350   Bayerische Hypotheken und Wechsel-Bank AG                                    54,829
                 900   Bayerische Motoren Werke AG                                                  23,048
                 900   Bayerische Vereinsbank                                                       49,042
               2,050   Bilfinger & Berger                                                           29,605
              13,000   Buderus AG                                                                  200,252
              15,600   Commerzbank AG                                                              555,699
               7,959   Continental AG                                                              131,029
               6,000   DaimlerChrysler AG                                                          406,666
               8,194   Deutsche Bank AG                                                            689,479
              19,616   Deutsche Telekom                                                          1,641,133


4               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       GERMANY - CONTINUED
               1,451   Dredsner Bank AG                                                             69,568
               8,400   FAG Kugelfischer                                                             70,358
                 700   Fresenius Medical Care AG                                                    49,197
               2,713   Heidelberg Port-Zement                                                      152,799
               3,350   Leirheit AG                                                                 101,594
               3,500   Lufthansa AG                                                                 78,074
                 900   RWE AG                                                                       30,067
                 150   Schering AG                                                                  18,037
                 300   Schmalbach-Lubeca                                                            36,970
              15,679   Siemens AG                                                                2,800,115
               4,472   Suedzucker AG                                                                45,207
              33,138   Thyssen Krupp AG *                                                          799,185
              12,048   Veba AG                                                                     538,203
               1,100   Viag AG                                                                      19,539
                 600   Volkswagen AG                                                                24,088
                                                                                           ----------------
                                                                                                10,526,551
                                                                                           ----------------
                       HONG KONG - 4.7%
             129,500   Amoy Properties Ltd                                                          72,797
              82,000   Cheung Kong Holdings                                                      1,101,018
              36,000   Citic Pacific Ltd                                                           180,860
              97,500   CLP Holdings Ltd                                                            429,698
                 133   Dickson Concept International Ltd                                               145
             290,000   Elec & Eltek International Holdings Ltd                                      54,402
              21,281   Great Eagle Holdings Ltd                                                     28,437
                 700   Guoco Group                                                                   1,390
              59,300   Hang Lung Development Co Ltd                                                 46,097
              42,000   Henderson Land Development Co Ltd                                           178,625
                 768   HKR International Ltd                                                           377
             100,700   Hong Kong Aircraft Engineering Co Ltd                                       137,798
             123,500   Hong Kong Electric Holdings Ltd                                             376,873
              43,000   Hong Kong Ferry Co Ltd                                                       34,808
              17,000   Hong Kong Land Holdings                                                      21,590
              32,400   Hong Kong Telecommunications                                                108,031
                 600   Hysan Development Co Ltd                                                        624
              95,441   Jardine Matheson Holdings Ltd                                               334,044
             136,500   Jardine Strategic Holdings Ltd                                              215,670
                 127   Kumagai Gumi Ltd                                                                 30
                 400   Lai Sun Garment International Ltd *                                              20


               See accompanying notes to the financial statements.             5

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       HONG KONG - CONTINUED
                 796   Leading Spirit Conrowa Electric *                                                20
             297,400   Mandarin Oriental ADR                                                       153,161
              87,600   New Asia Realty & Trust Class A                                              90,045
              79,815   New World Development Co Ltd                                                114,859
               1,000   Oriental Press Group *                                                          379
                 100   Realty Development Corp Ltd Class A                                             127
           2,939,000   Regal Hotels International Ltd *                                            215,248
                 900   Shaw Brothers Ltd                                                             1,249
             240,972   South China Morning Post Ltd                                                239,956
             103,000   Sun Hung Kai Properties Ltd                                                 929,710
              98,500   Swire Pacific Ltd Class A                                                   472,073
             145,000   Wharf Holdings Ltd                                                          248,722
             143,200   Wheelock and Co Ltd                                                          95,678
                  80   Wing Lung Bank                                                                  287
              46,000   Yue Yuen Industrial Holdings                                                 88,362
                                                                                           ----------------
                                                                                                 5,973,210
                                                                                           ----------------
                       IRELAND - 0.0%
               4,800   Independent News & Media Plc                                                 50,371
                                                                                           ----------------

                       ITALY - 4.4%
               6,801   Banca Commerciale Italiana SPA                                               28,810
             437,500   Banca di Roma                                                               497,441
              50,083   Banca Intesa SPA                                                            183,708
              12,400   Banca Popolare di Bergamo Credit                                            246,522
              49,200   Banca Popolare di Milano                                                    364,728
             133,300   Banco Ambrosiano Veneto SPA (Non Convertible)                               275,919
              87,297   Banco di Napoli                                                              84,129
              16,000   Burgo (Cartiere) SPA                                                         93,964
              18,200   Compart SPA *                                                                23,287
               8,000   Credito Fondiario *                                                           7,779
              21,769   Fiat SPA                                                                    662,276
              13,017   Fiat SPA (Non Convertible)                                                  187,480
             305,580   HPI SPA                                                                     647,234
              23,350   IFIL Finanziaria di Partecipazioni SPA                                      249,755
              29,250   IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                    133,199
              21,650   Immsi SPA *                                                                  49,608
              10,000   Industriali Riunite SPA                                                      56,995
               2,200   Industrie Natuzzi SPA ADR                                                    24,888


6               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
[cad 192](A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       ITALY - CONTINUED
              25,850   Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                  84,616
               1,600   Italmobiliare SPA                                                            34,351
               5,000   Magneti Marelli SPA                                                          19,014
             199,934   Montedison SPA                                                              351,288
             107,304   Montedison SPA (Non Convertible)                                            112,398
              75,000   Parmalat Finanziaria SPA                                                     81,521
              54,700   Pirelli & Co                                                                121,914
              37,781   RAS SPA                                                                     329,182
              21,650   Sirti SPA                                                                    51,067
              35,000   SNIA BPD SPA                                                                 40,402
              11,000   Societa Assicuratrice Industriale (SAI)                                      43,632
              19,800   Tecnost SPA *                                                                82,350
              39,870   Telecom Italia SPA (Non Convertible)                                        314,756
               7,700   Toro Assicurazioni                                                           79,988
                                                                                           ----------------
                                                                                                 5,564,201
                                                                                           ----------------
                       JAPAN - 23.7%
               2,000   Acom Ltd                                                                    212,280
               3,000   Anritsu Corp                                                                 29,767
               4,200   Arabian Oil Co Ltd *                                                         24,851
              53,000   Asahi Bank                                                                  224,341
               2,000   Asahi Breweries Ltd                                                          19,426
               3,000   Asahi Glass Co Ltd                                                           20,482
               2,000   Autobacs Seven                                                               48,063
               3,000   Bandai Co                                                                   114,970
              26,000   Bank of Yokohama                                                             92,777
              12,000   Brother Industries Ltd                                                       25,670
              21,000   Canon Sales Co Inc                                                          277,184
               5,000   Chiba Bank                                                                   21,574
               9,800   Chubu Electric Power Co Inc                                                 139,254
              14,000   Chugai Pharmaceutical Co Ltd                                                214,100
               7,600   Chugoku Electric Power Co Inc                                                94,088
             115,000   Cosmo Oil Co Ltd                                                            125,620
              26,000   Daicel Chemical Industries Ltd                                               86,387
              17,000   Daido Steel Co Ltd                                                           23,212
              25,000   Dai-Ichi Kangyo Bank                                                        197,988
              16,000   Daiichi Pharmaceuticals Co Ltd                                              207,546
               7,000   Dainippon Printing Co Ltd                                                   104,820
              24,000   Daishowa Paper Manufacturing *                                              105,521


               See accompanying notes to the financial statements.             7

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       JAPAN - CONTINUED
               4,000   Daito Trust Construction Co Ltd                                              52,069
             217,000   Daiwa Bank                                                                  539,265
              78,000   Daiwa House Industry Co Ltd                                                 533,230
               8,000   Daiwa Kosho Lease Co Ltd                                                     19,662
              37,000   Daiwa Securities Co Ltd                                                     587,729
              13,000   Ezaki Glico Co Ltd                                                           60,116
              82,000   Fuji Bank                                                                   638,951
              13,800   Fuji Photo Film Co Ltd                                                      606,745
              48,000   Fujita Corp *                                                                21,847
              12,000   Fukuyama Transporting Co Ltd                                                 85,531
              28,000   General Sekiyu (KK)                                                          50,976
               1,000   Heiwa Corp                                                                   19,025
              52,000   Hino Motors *                                                               125,911
             143,000   Hitachi Ltd                                                               1,951,273
               3,700   Hokkaido Electric Power                                                      44,391
              14,000   Hokuriku Bank *                                                              28,929
               9,000   Honda Motor Co Ltd                                                          294,934
               3,000   House Foods Corp                                                             43,694
               3,000   INAX Corp                                                                    15,266
              23,000   Industrial Bank of Japan                                                    179,846
              29,000   Ishikawajima-Harima Heavy Industries                                         29,566
              62,000   Itochu Corp *                                                               338,628
              12,000   Itoham Foods Inc                                                             46,971
               8,000   Japan Airport Terminal Co Ltd                                                62,774
             117,000   Japan Energy Co Ltd                                                          91,593
              20,000   Japan Radio Co                                                              207,546
               8,000   Japan Securities Finance Co                                                  46,898
               6,000   Japan Synthetic Rubber Co Ltd                                                46,425
                  75   Japan Tobacco Inc                                                           535,934
               2,000   Jusco Co Ltd                                                                 28,164
              52,000   Kajima Corp                                                                 132,538
               9,000   Kandenko Co                                                                  32,443
               9,900   Kansai Electric Power                                                       145,091
              51,000   Kawasaki Heavy Industries Ltd                                                53,389
              16,000   Kawasaki Kisen                                                               21,993
              76,000   Keio Teito Electric Railway Co Ltd                                          254,590
              11,000   Kirin Brewery Co Ltd                                                        131,273
               4,000   Kissei Pharmaceutical Co Ltd                                                 67,362


8               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       JAPAN - CONTINUED
             175,000   Kobe Steel Ltd *                                                            100,360
               1,000   Kokusai Denshin Denwa                                                        93,305
              12,000   Komatsu Ltd                                                                  53,088
             119,000   Kubota Corp                                                                 346,639
              55,000   Kumagai Gumi Co Ltd *                                                        28,538
              40,000   Kyowa Hakko Kogyo Co Ltd                                                    520,686
              33,800   Kyushu Electric Power Co Inc                                                401,828
              24,000   Maeda Corp                                                                   67,726
               3,000   Maeda Road Construction                                                      12,152
             145,000   Marubeni Corp                                                               590,005
               4,000   Marui Co Ltd                                                                 52,433
              18,000   Matsushita Electric Industrial Co Ltd                                       524,328
               6,000   Meiji Milk Products                                                          37,686
              29,000   Mitsubishi Corp                                                             214,091
              99,000   Mitsubishi Electric Corp                                                    876,856
             274,000   Mitsubishi Heavy Industries                                                 750,753
              66,000   Mitsubishi Material *                                                       219,289
              53,000   Mitsubishi Motors *                                                         168,377
              10,000   Mitsubishi Trust & Banking                                                   68,272
              16,000   Mitsui Fudosan Co Ltd                                                       128,460
              50,000   Mitsui Petrochemical Industries Ltd                                         360,930
             223,000   Mitsui Trust & Banking Co Ltd                                               345,091
               7,000   Mitsui & Co                                                                  43,330
               4,000   Mochida Pharmaceutical Co Ltd                                                22,284
              33,000   Mycal Corp                                                                  119,558
              14,000   New Japan Securities Co Ltd *                                                64,358
              16,000   New Oji Paper Co Ltd                                                        76,756
               1,000   Nichiei Co Ltd (Kyoto) *                                                     20,208
              93,000   Nichirei                                                                    236,193
               8,000   Nikko Securities                                                            103,191
               1,800   Nintendo Co Ltd                                                             393,082
              23,000   Nippon Express Co Ltd                                                       153,675
              13,000   Nippon Hodo Co                                                               53,962
              22,000   Nippon Light Metal                                                           14,018
              10,000   Nippon Meat Packers Inc                                                      91,939
             165,550   Nippon Oil Co Ltd                                                           581,697
              44,000   Nippon Shinpan Co                                                           100,132
              23,000   Nishimatsu Construction                                                      69,929


               See accompanying notes to the financial statements.             9

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       JAPAN - CONTINUED
             279,000   Nissan Motor Co *                                                         1,053,980
              16,000   Nisshin Oil Mills Ltd                                                        42,966
              41,000   Nisshin Steel Co Ltd                                                         38,068
              68,000   Nisshinbo Industries Inc                                                    255,646
             185,000   Nissho Iwai Corp *                                                          126,303
             404,000   NKK Corp *                                                                  220,655
              19,000   Obayashi Corp                                                                53,962
              31,000   Odakyu Electric Railway                                                      91,430
              51,000   Oki Electric Industry *                                                     305,011
              17,000   Okumura Corp                                                                 46,425
               3,000   Ono Pharmaceutical Co Ltd                                                    84,657
              42,000   Onoda Cement Co Ltd                                                          63,465
              13,000   Onward Kashiyama Co Ltd                                                     125,556
              33,000   Orient Corp                                                                 121,360
              12,000   Penta Ocean Construction *                                                   14,965
               2,000   Pioneer Electronics Corp                                                     63,538
               7,000   Promise Co                                                                  516,772
               6,000   Q.P. Corp                                                                    45,332
              71,000   Renown Inc                                                                  104,702
               5,000   Royal Co Ltd                                                                 40,508
               7,000   Ryosan Co                                                                   114,633
              38,000   Sagami Railway Co Ltd                                                        96,855
             269,000   Sakura Bank Ltd                                                           1,535,324
              11,000   Sankyo Co Ltd                                                               227,800
               2,000   Sanwa Bank Ltd                                                               18,406
              55,000   Sanyo Electric Co                                                           224,296
                 500   Secom Co Ltd                                                                 44,786
              40,000   Seino Transportation Co Ltd                                                 200,628
              55,000   Sekisui Chemical                                                            172,227
              80,000   Sekisui House Ltd                                                           597,151
              25,200   Shikoku Electric Power                                                      303,946
              40,000   Shimizu Corp                                                                 96,491
               5,000   Shionogi and Co Ltd                                                          71,458
              32,000   Showa Shell Sekiyu                                                          108,361
              22,000   Snow Brand Milk Products Co Ltd                                             92,322
              30,000   Stanley Electric Co Ltd                                                     231,578
               8,000   Sumitomo Corp                                                                88,699
               5,000   Sumitomo Electric                                                            65,905


10               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       JAPAN - CONTINUED
               4,000   Sumitomo Forestry Co Ltd                                                     23,704
             171,000   Sumitomo Metal Industries *                                                  93,396
              84,000   Sumitomo Trust & Banking                                                    474,844
              16,000   Suzuki Motor Corp                                                           258,814
              91,000   Taisei Corp                                                                 133,367
               3,000   Taisho Pharmaceutical Co Ltd                                                 84,657
               6,000   Takara Standard Co                                                           21,902
              10,000   Takuma Corp                                                                  68,818
               8,000   Tanabe Seiyaku Co Ltd                                                        48,646
                 700   TDK Corp                                                                     66,970
              34,000   Teijin Ltd                                                                  133,394
              58,000   Teikoku Oil Co Ltd                                                          165,254
               3,000   The Bank of Fukuoka Ltd                                                      16,740
               9,000   TOA Corp                                                                     10,241
              46,000   Toei Co Ltd                                                                 418,315
              16,000   Tohoku Electric Power Co Inc                                                189,340
              56,000   Tokai Bank                                                                  256,411
              12,000   Tokyo Gas Co                                                                 22,065
               4,000   Tokyo Steel Manufacturing Co                                                  8,994
              76,000   Tomen Corp                                                                   44,968
              10,000   Toppan Printing Co Ltd                                                       98,585
              14,000   Toray Industries Inc                                                         44,604
               8,000   Tostem Corp                                                                 110,327
               5,000   Toto Ltd                                                                     24,305
              18,000   Toyo Seikan Kaisha                                                          235,128
               5,000   Toyo Suisan Kaisha                                                           30,950
              30,000   Toyo Trust & Banking Co Ltd                                                  86,022
             144,000   Toyobo Co Ltd                                                               190,069
               5,000   Yakult Honsha Co Ltd                                                         41,919
               1,000   Yamanouchi Pharmaceutical Co Ltd                                             47,790
             254,000   Yasuda Trust & Banking *                                                    323,699
                                                                                           ----------------
                                                                                                30,168,099
                                                                                           ----------------
                       LUXEMBOURG - 0.0%
                 830   Carrier1 International SA ADR *                                              26,923
                                                                                           ----------------

                       NETHERLANDS - 2.7%
              17,500   ABN Amro Holdings NV                                                        362,235
               5,200   Buhrmann NV Maastricht                                                      136,922
               6,600   DSM NV                                                                      216,486


               See accompanying notes to the financial statements.            11

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       NETHERLANDS - CONTINUED
              15,400   Fortis (NL) NV                                                              386,671
               7,000   ING Groep NV                                                                353,945
               5,050   KLM-Konin Luchtvaart Mij NV                                                  94,078
              10,750   Kon Bolswessanen                                                            115,915
               4,500   Koninklijke KPN NV                                                          572,090
               3,700   Nedlloyd                                                                     84,780
              19,900   Royal Dutch Petroleum                                                     1,040,127
               3,850   Stork NV                                                                     47,259
               1,400   VIB NV                                                                       34,235
                                                                                           ----------------
                                                                                                 3,444,743
                                                                                           ----------------
                       NEW ZEALAND - 0.1%
              14,600   Air New Zealand Class B                                                      14,889
             257,000   Brierley Investment Ltd                                                      46,176
              58,100   Carter Holt Harvey Ltd                                                       56,145
              36,700   Lion Nathan Ltd                                                              66,118
                                                                                           ----------------
                                                                                                   183,328
                                                                                           ----------------
                       NORWAY - 3.0%
              10,100   Bergesen d.y. ASA Class A                                                   168,564
               5,400   Bergesen d.y. ASA Class B                                                    88,514
              72,900   Christiania Bank OG Kreditkasse                                             369,345
             183,563   Den Norske Bank Class A                                                     665,234
               1,700   Dyno Industrier AS                                                           40,532
               2,300   Elkem AS Class A                                                             39,757
              14,000   Fred Olsen Energy *                                                         113,489
               1,700   Kvaerner ASA Class B *                                                       23,610
              20,200   Kvaerner ASA *                                                              349,169
                 200   Leif Hoegh and Co AS                                                          1,943
               3,100   Merkantildata ASA                                                            35,847
              25,600   Norsk Hydro AS                                                              953,687
               5,400   Norske Skogindustrier ASA Class A                                           207,928
               1,400   Norske Skogindustrier ASA Class B                                            42,642
               7,000   Orkla ASA                                                                   106,813
              33,400   Petroleum Geo-Services *                                                    523,586
               2,700   SAS Norge ASA Class B                                                        23,979
                 900   Schibsted ASA                                                                26,286
               1,500   Smedvig ASA Class A                                                          19,133
               1,500   Smedvig ASA Class B                                                          17,166
               3,000   Storebrand *                                                                 18,239
              14,100   Tandberg Data ASA *                                                          27,062
                                                                                           ----------------
                                                                                                 3,862,525
                                                                                           ----------------


12               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       PORTUGAL - 0.4%
               1,669   Banco Espirito Santo e Commercial de Lisboa (Registered)                     43,336
               4,550   Banco Portugues do Atlantico *                                               18,486
               7,062   BPI-SGPS SA (Registered)                                                     26,244
              23,153   Electricidade de Portugal                                                   462,083
                                                                                           ----------------
                                                                                                   550,149
                                                                                           ----------------
                       SINGAPORE - 4.9%
              41,000   Cerebos Pacific Ltd                                                          72,785
              30,000   City Developments Ltd                                                       121,831
             252,000   Comfort Group                                                               112,572
              21,000   Creative Technology Ltd                                                     456,866
              31,489   DBS Group Holdings Ltd                                                      389,114
             292,000   DBS Land Ltd                                                                386,239
              59,564   Haw Par Brothers International Ltd                                          101,594
              39,000   Hotel Properties Ltd                                                         34,391
              24,308   Inchcape Berhad                                                              18,897
              38,000   Keppel Bank Ltd                                                              78,041
              31,000   Keppel Corp                                                                  69,420
              38,000   Keppel Land Ltd                                                              43,430
              58,000   Marco Polo Developments Ltd                                                  61,913
              26,000   Natsteel Ltd                                                                 51,587
              38,700   Oversea-Chinese Banking Corp                                                244,724
             188,517   Overseas Union Bank                                                         836,662
              49,100   Robinson and Co Ltd                                                         141,287
              60,780   Shangri-La Asia Ltd                                                          49,591
             181,000   Singapore Airlines Ltd (Registered)                                       1,680,107
              63,000   Singapore Land Ltd                                                         116,227
              24,826   Singapore Press Holdings                                                    475,290
              96,000   Singapore Telecom                                                           155,944
             147,000   Straits Trading Co Ltd                                                      153,507
              27,000   Times Publishing Ltd                                                         55,137
              49,000   United Industrial Corp Ltd                                                   21,320
               7,392   United Overseas Bank                                                         46,744
             188,000   United Overseas Land                                                        131,972
             221,000   Wing Tai Holdings                                                           165,394
                                                                                           ----------------
                                                                                                 6,272,586
                                                                                           ----------------
                       SPAIN - 1.6%
              17,400   Compania Espanola de Petroleos                                              166,681
               1,400   Corporacion Mapfre (Registered)                                              19,220
              35,700   Endesa                                                                      755,113
              57,527   Repsol SA                                                                 1,088,298
                                                                                           ----------------
                                                                                                 2,029,312
                                                                                           ----------------


               See accompanying notes to the financial statements.            13

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       SWEDEN - 4.8%
              24,974   Assi Doman                                                                  367,474
              44,742   Avesta Sheffield AB *                                                       175,559
               5,800   Drott AB Class B                                                             56,895
               2,700   Electrolux AB                                                                50,816
              20,850   Foreningssparbanken AB Class A                                              263,984
              16,385   Gambro AB Class A                                                           114,005
              17,056   Gambro AB Class B                                                           120,620
               1,200   Investor AB Class A                                                          17,246
              10,800   Investor AB Class B                                                         157,682
              32,577   Mo Och Domsjo AB Class B                                                    921,535
             102,900   Nordbanken Holdings AB                                                      539,911
               4,100   Skandia Forsakrings AB                                                      167,891
              54,300   Skandinaviska Enskilda Banken Class A                                       545,044
                 900   Skanska AB Class B                                                           31,003
               6,600   SKF AB Class B                                                              130,991
              12,600   SSAB Swedish Steel Class A                                                  153,063
               3,300   SSAB Swedish Steel Class B                                                   39,335
              28,877   Svenska Cellulosa Class B                                                   703,233
              35,600   Svenska Handelsbanken Class A                                               416,220
               5,000   Svenska Kullagerfabriken AB                                                  93,533
                 772   Sydkraft AB Class C                                                          14,089
              41,718   Trelleborg AB Class B                                                       292,649
               4,400   Volvo AB Class A                                                             97,365
              25,600   Volvo AB Class B                                                            602,988
                                                                                           ----------------
                                                                                                 6,073,131
                                                                                           ----------------
                       SWITZERLAND - 1.7%
                  70   Ascom Holding AG (Bearer)                                                   277,751
                 340   Baloise Holdings                                                            264,924
                 100   Banque Cantonale Vaudoise (Bearer)                                           28,171
                 910   BK Vision AG (Bearer) *                                                     166,357
                  40   Financiere Richemont AG Class A                                              92,304
                 350   Fischer (Georg) AG (Registered)                                             104,471
                  70   Helvetia Patria Holding                                                      48,250
                  60   Jelmoli (Bearer)                                                             76,600
                 430   Merkur Holding AG (Registered)                                              123,711
                  90   Pargesa Holdings SA (Bearer)                                                169,923
                 210   Pharma Vision *                                                             159,224
                 660   SAir Group (Registered)                                                     125,402


14               See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       SWITZERLAND - CONTINUED
                 120   Schweizerische Industrie-Gesellschaft Holding AG (Registered)                72,141
                 450   Schweizerische Lebensversicherungs-und Rentenanstalt                        223,058
                 130   Sika Finanz AG (Bearer)                                                      42,933
                 100   Sulzer Gebrueder AG (Registered) *                                           65,152
                 412   UBS AG (Registered)                                                         100,135
                                                                                           ----------------
                                                                                                 2,140,507
                                                                                           ----------------
                       UNITED KINGDOM - 12.8%
               3,900   3i Group Plc                                                                 69,448
               8,300   Abbey National Plc                                                           93,161
               7,300   Allied Zurich Plc                                                            62,058
               6,100   AMEC                                                                         14,974
              21,500   Anglian Water Plc                                                           151,207
              12,440   Arcadia Group                                                                 9,917
              51,000   Arjo Wiggins Appleton Plc                                                   127,208
              49,646   Associated British Food                                                     277,247
              24,300   BAA                                                                         144,526
              20,150   Barclays Plc                                                                485,418
              10,999   Barratt Development                                                          29,865
              41,056   Bass Plc                                                                    435,220
             140,806   BG Group Plc                                                                614,058
               8,200   Boots Co                                                                     59,611
              76,840   British Airways Plc                                                         362,697
               8,036   British Energy Plc                                                           30,542
              19,018   British Energy Plc (Deferred Shares) *                                            -
             123,700   Coats Viyella                                                                79,576
               4,100   Commercial Union Plc                                                         48,899
             238,195   Corus Group Plc                                                             394,828
              65,500   Courtaulds Textiles Plc                                                     129,769
               6,930   De Vere Group Plc                                                            29,730
              28,500   Diageo Plc                                                                  217,534
              28,500   Great Portland Estates Plc                                                   80,760
              53,300   Halifax Group Plc                                                           477,927
               7,400   Hammerson Plc                                                                37,616
              55,512   Hazlewood Foods                                                              66,164
              20,100   HSBC Holdings Plc                                                           234,015
              13,100   Hyder Plc                                                                    41,619
              23,617   Inchcape Plc                                                                 90,411
               5,600   Johnson Matthey                                                              63,828
              38,700   Laird Group                                                                 118,216


                 See accompanying notes to the financial statements.          15

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       UNITED KINGDOM - CONTINUED
              40,080   Land Securities                                                             436,895
              39,531   Lonrho Plc                                                                  424,358
             186,200   Marks & Spencer                                                             668,724
              35,122   MEPC Plc                                                                    186,851
             169,158   National Power                                                              999,402
              17,500   Northern Foods Plc                                                           25,554
              16,600   Norwich Union Plc                                                           102,398
              22,100   Peninsular & Oriental Steam Navigation Co                                   248,927
              53,641   Powergen Plc                                                                369,842
               3,303   Railtrack Group Plc                                                          33,632
               7,628   RMC Group                                                                    87,906
               6,300   Royal Bank of Scotland Group                                                 82,846
              42,315   Royal & Sun Alliance Insurance Group                                        231,130
             222,200   Sainsbury (J)                                                               913,772
              64,066   Scottish Hydro-Electric Plc                                                 536,283
             151,035   Scottish Power Plc                                                        1,146,855
               7,400   Scottish & Newcastle Plc                                                     47,955
              47,230   Severn Trent Plc                                                            393,302
              19,640   Shell Transport & Trading (Registered)                                      135,025
              21,600   Slough Estates                                                               95,306
               9,000   Southwest Water                                                              60,170
              31,430   Storehouse Plc                                                               22,080
               5,426   Tarmac Plc                                                                   49,853
               6,700   Tate & Lyle                                                                  27,130
              44,300   Taylor Woodrow Plc                                                           94,761
             323,500   Tesco                                                                       875,839
              41,404   Thames Water Plc                                                            454,269
              17,186   Thistle Hotels Plc                                                           39,475
              47,947   Transport Development Group Plc                                             180,524
              50,817   United Biscuits Plc                                                         208,979
              90,155   United Utilities                                                            931,505
              55,540   Viglen Technology Plc (Entitlement Letters) *                                     -
              45,510   Vodafone Group Plc                                                          255,227
              12,081   Whitbread Plc Class A                                                       100,031
             231,269   Wilson (Connolly) Holdings                                                  472,795
               5,800   Woolwich Plc                                                                 26,553
              77,277   Yorkshire Water                                                             315,658
                                                                                           ----------------
                                                                                                16,359,861
                                                                                           ----------------

                       TOTAL COMMON STOCKS (Cost $125,108,498)                                 118,888,943
                                                                                           ----------------


16                 See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

         Shares        Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       INVESTMENT FUNDS - 1.2%
                       HONG KONG - 1.2%
             722,300   Tracker Fund of Hong Kong *                                               1,582,363
                                                                                           ----------------


                       TOTAL INVESTMENT FUNDS (Cost $1,209,146)                                  1,582,363
                                                                                           ----------------

                       PREFERRED STOCKS - 0.8%
                       AUSTRIA - 0.1%
               2,873   Bau Holdings AG (Non Voting)                                                106,490
                                                                                           ----------------

                       GERMANY - 0.2%
                 550   Hugo Boss AG                                                                 66,983
               1,900   MAN AG                                                                       38,139
               9,000   Villeroy & Boch AG (Non Voting)                                              79,716
               4,650   Volkswagen AG                                                               106,100
                                                                                           ----------------
                                                                                                   290,938
                                                                                           ----------------
                       ITALY - 0.5%
              18,000   Compagnia Assicuratrice Unipol                                               32,060
              24,480   Fiat SPA                                                                    414,799
               8,500   IFI-Istituto Finanziario                                                    215,223
               4,000   La Rinascente SPA                                                            13,941
                                                                                           ----------------
                                                                                                   676,023
                                                                                           ----------------

                       TOTAL PREFERRED STOCKS (Cost $1,324,749)                                  1,073,451
                                                                                           ----------------

                       RIGHTS & WARRANTS - 0.1%
                       AUSTRALIA - 0.0%
               1,770   Franked Income Fund Warrants 12/31/02 *                                         217
                                                                                           ----------------

                       FRANCE - 0.1%
             155,500   Eurotunnel SA Paris Warrants 10/31/01 *                                       4,491
             155,500   Eurotunnel SA Paris Warrants 10/31/03 *                                      11,977
               3,420   Generale des Eaux Warrants 5/02/01 *                                         18,965
               3,598   Lafarge Co Rights 3/03/00 *                                                     104
                                                                                           ----------------
                                                                                                    35,537
                                                                                           ----------------
                       HONG KONG - 0.0%
               9,400   Gold Peak Industries Ltd Warrants 8/06/00 *                                     106
              59,480   Mandarin Oriental International Ltd Rights 3/06/00 *                            595
                   6   Mandarin Oriental International Ltd Rights 3/06/00 *                              -
                                                                                           ----------------
                                                                                                       701
                                                                                           ----------------


                 See accompanying notes to the financial statements.          17

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

        Shares/
     Par Value ($)     Description                                                           Value ($)
-----------------------------------------------------------------------------------------------------------
                       ITALY - 0.0%
              11,801   Banca Intesa SPA Warrants 11/15/02 *                                         31,585
                                                                                           ----------------

                       SINGAPORE - 0.0%
             113,800   Asia Food & Properties Ltd Warrants 7/12/02 *                                23,437
               9,500   Haw Par Brothers International Ltd Warrants 7/18/01 *                         6,063
                                                                                           ----------------
                                                                                                    29,500
                                                                                           ----------------

                       TOTAL RIGHTS & WARRANTS (Cost $96,855)                                       97,540
                                                                                           ----------------

                       SHORT-TERM INVESTMENTS - 4.9%
                       CASH EQUIVALENTS - 3.9%
  $        3,300,000   Banque Nationale Paribas (London) Time Deposit, 5.81% due 3/01/00         3,300,000
           1,662,165   The Boston Global Investment Trust (a)                                    1,662,165
                                                                                           ----------------
                                                                                                 4,962,165
                                                                                           ----------------
                       U.S. GOVERNMENT - 1.0%
  $        1,300,000   U.S. Treasury Bill, 5.09% due 1/04/01 (b)                                 1,234,277
                                                                                           ----------------


                       TOTAL SHORT-TERM INVESTMENTS (Cost $6,198,667)                            6,196,442
                                                                                           ----------------

                       TOTAL INVESTMENTS - 100.2%
                       (Cost $133,937,915)                                                     127,838,739

                       Other Assets and Liabilities (net) - (0.2%)                                (258,655)
                                                                                           ----------------

                       TOTAL NET ASSETS - 100.0%                                          $    127,580,084
                                                                                           ----------------
                                                                                           ----------------

                       NOTES TO THE SCHEDULE OF INVESTMENTS:

                       ADR    American Depositary Receipt

                       SDR    Swedish Depository Receipt

                       (a) Represents investment of security lending collateral (Note 1).

                       (b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

                       *  Non-income producing security.


18                 See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

--------------------------------------------------------------------------------


                    At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

                    INDUSTRY SECTOR (UNAUDITED)

                    Banking                               16.9%
                    Utilities                              7.5
                    Electronic Equipment                   6.5
                    Conglomerates                          6.3
                    Automotive                             5.3
                    Energy Services                        4.7
                    Consumer Goods                         4.2
                    Real Estate                            4.0
                    Transportation                         3.8
                    Construction                           3.6
                    Chemicals                              3.5
                    Metals and Mining                      3.5
                    Financial Services                     3.4
                    Services                               3.3
                    Machinery                              3.0
                    Paper and Allied Products              2.9
                    Telecommunications                     2.8
                    Retail Trade                           2.6
                    Insurance                              2.4
                    Communications                         1.8
                    Food and Beverage                      1.8
                    Health Care                            1.4
                    Textiles                               1.1
                    Aerospace                              0.1
                    Computers                              0.1
                    Miscellaneous                          3.5
                                                   -----------
                                                         100.0%
                                                   -----------
                                                   -----------


                 See accompanying notes to the financial statements.          19

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)



Statement of Assets and Liabilities - February 29, 2000
------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (cost $133,937,915) (Note 1)                           $      127,838,739
      Foreign currency, at value (cost $599,097) (Note 1)                                     592,513
      Cash                                                                                     90,690
      Receivable for investments sold                                                          15,428
      Net receivable for open forward foreign currency contracts (Notes 1 and 6)            1,012,858
      Dividends and interest receivable                                                        86,639
      Foreign withholding taxes receivable                                                    180,669
      Receivable for expenses waived or borne by Manager (Note 2)                              23,638
                                                                                    ------------------

          Total assets                                                                    129,841,174
                                                                                    ------------------


LIABILITIES:
      Payable for investments purchased                                                       311,075
      Payable upon return of securities loaned (Note 1)                                     1,662,165
      Payable for variation margin on open futures contracts (Notes 1 and 6)                  114,248
      Payable to affiliate for (Note 2):
          Management fee                                                                       55,840
          Shareholder service fee                                                              13,000
      Accrued expenses                                                                        104,762
                                                                                    ------------------

          Total liabilities                                                                 2,261,090
                                                                                    ------------------


NET ASSETS                                                                         $      127,580,084
                                                                                    ------------------
                                                                                    ------------------

NET ASSETS CONSIST OF:
      Paid-in capital                                                              $      127,006,663
      Distributions in excess of net investment income                                     (2,037,299)
      Accumulated undistributed net realized gain                                           7,386,807
      Net unrealized depreciation                                                          (4,776,087)
                                                                                    ------------------

                                                                                   $      127,580,084
                                                                                    ------------------
                                                                                    ------------------

NET ASSETS ATTRIBUTABLE TO:
          Class III Shares                                                         $       75,053,739
                                                                                    ------------------
                                                                                    ------------------
          Class IV Shares                                                          $       52,526,345
                                                                                    ------------------
                                                                                    ------------------

SHARES OUTSTANDING:
          Class III                                                                         7,474,417
                                                                                    ------------------
                                                                                    ------------------
          Class IV                                                                          5,235,942
                                                                                    ------------------
                                                                                    ------------------

NET ASSET VALUE PER SHARE:
          Class III                                                                $            10.04
                                                                                    ------------------
                                                                                    ------------------
          Class IV                                                                 $            10.03
                                                                                    ------------------
                                                                                    ------------------


20                 See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Statement of Operations - Year Ended February 29, 2000
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $484,763)                           $        4,636,796
      Interest (including securities lending income of $38,454)                               591,697
                                                                                    ------------------
          Total income                                                                      5,228,493
                                                                                    ------------------

EXPENSES:
      Management fee (Note 2)                                                                 886,758
      Custodian fees                                                                          425,041
      Audit fees                                                                               55,274
      Transfer agent fees                                                                      43,809
      Legal fees                                                                                3,348
      Registration fees                                                                         2,864
      Trustees fees (Note 2)                                                                    1,691
      Miscellaneous                                                                             4,285
      Fees waived or borne by Manager (Note 2)                                               (536,312)
                                                                                    ------------------
                                                                                              886,758

      Shareholder service fee - (Note 2)
          Class III                                                                           127,019
          Class IV                                                                             71,569
                                                                                    ------------------

          Net expenses                                                                      1,085,346
                                                                                    ------------------

              Net investment income                                                         4,143,147
                                                                                    ------------------

REALIZED AND UNREALIZED GAIN (LOSS):
          Net realized gain on:
              Investments                                                                   8,708,081
              Closed futures contracts                                                      2,775,168
              Foreign currency, forward contracts and foreign currency
                  related transactions                                                      8,527,332
                                                                                    ------------------
                  Net realized gain                                                        20,010,581
                                                                                    ------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments (Note 1)                                                          9,513,611
              Open futures contracts                                                         (371,579)
              Foreign currency, forward contracts and foreign currency
                  related transactions                                                       (367,134)
                                                                                    ------------------
                  Net unrealized gain                                                       8,774,898
                                                                                    ------------------

          Net realized and unrealized gain                                                 28,785,479
                                                                                    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $       32,928,626
                                                                                    ------------------
                                                                                    ------------------

                   See accompanying notes to the financial statements.        21

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              YEAR ENDED                YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                         FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                                         ----------------------    ---------------------
OPERATIONS:
       Net investment income                                           $             4,143,147   $            7,386,370
       Net realized gain                                                            20,010,581               31,666,041
       Change in net unrealized appreciation (depreciation)                          8,774,898              (30,470,928)
                                                                         ----------------------    ---------------------

       Net increase in net assets resulting from operations                         32,928,626                8,581,483
                                                                         ----------------------    ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
           Class III                                                                (2,479,440)              (1,029,703)
           Class IV                                                                 (1,769,224)              (1,302,562)
                                                                         ----------------------    ---------------------
           Total distributions from net investment income                           (4,248,664)              (2,332,265)
                                                                         ----------------------    ---------------------

       In excess of net investment income
           Class III                                                                  (703,048)              (2,513,584)
           Class IV                                                                   (501,666)              (3,179,653)
                                                                         ----------------------    ---------------------
           Total distributions in excess of net investment income                   (1,204,714)              (5,693,237)
                                                                         ----------------------    ---------------------

       Net realized gains
           Class III                                                                (2,379,277)             (28,178,223)
           Class IV                                                                 (3,607,975)             (33,629,347)
                                                                         ----------------------    ---------------------
           Total distributions from net realized gains                              (5,987,252)             (61,807,570)
                                                                         ----------------------    ---------------------

                                                                                   (11,440,630)             (69,833,072)
                                                                         ----------------------    ---------------------

NET SHARE TRANSACTIONS - (NOTE 5)
           Class III                                                               (30,221,889)             (78,616,879)
           Class IV                                                                (70,092,083)            (224,207,117)
                                                                         ----------------------    ---------------------
           Decrease in net assets resulting from
                  net share transactions                                          (100,313,972)            (302,823,996)
                                                                         ----------------------    ---------------------


       Total decrease in net assets                                                (78,825,976)            (364,075,585)

NET ASSETS:
       Beginning of period                                                         206,406,060              570,481,645
                                                                         ----------------------    ---------------------

       End of period (including distributions in excess of net
           investment income of $2,037,299 and $982,318,
           respectively)                                               $           127,580,084   $          206,406,060
                                                                         ----------------------    ---------------------
                                                                         ----------------------    ---------------------


22                 See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Financial Highlights
(For a Class III Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED FEBRUARY 28/29,
                                                       ---------------------------------------       --------------------------
                                                         2000            1999           1998             1997          1996 *
                                                       ---------      ---------      ---------        ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   9.28       $  11.92       $  12.68         $  11.54       $  10.00
                                                       ---------      ---------      ---------        ---------      ---------

Income from investment operations:
  Net investment income                                    0.23  +        0.23  +        0.27  +          0.22           0.23
  Net realized and unrealized gain (loss)                  1.26          (0.36) (c)      1.72             1.63           1.44
                                                       ---------      ---------      ---------        ---------      ---------

          Total from investment operations                 1.49          (0.13)          1.99             1.85           1.67
                                                       ---------      ---------      ---------        ---------      ---------

Less distributions to shareholders from:
      Net investment income                               (0.33)         (0.08)         (0.27)           (0.28)         (0.06)
      In excess of net investment income                  (0.09)         (0.21)             -                -              -
      Net realized gains                                  (0.31)         (2.22)         (2.48)           (0.43)         (0.07)
                                                       ---------      ---------      ---------        ---------      ---------

          Total distributions                             (0.73)         (2.51)         (2.75)           (0.71)         (0.13)
                                                       ---------      ---------      ---------        ---------      ---------

NET ASSET VALUE, END OF PERIOD                         $  10.04       $   9.28       $  11.92         $  12.68       $  11.54
                                                       ---------      ---------      ---------        ---------      ---------
                                                       ---------      ---------      ---------        ---------      ---------

TOTAL RETURN (a)                                         15.86%         (1.84%)        17.98%           16.55%         16.66%  ***

RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000's)                $ 75,054       $ 97,450       $207,653         $581,099       $407,227
      Net expenses to average
          daily net assets                                0.69%          0.69%          0.69%            0.72%  (b)     0.69%  **
      Net investment income to average
          daily net assets                                2.25%          2.07%          2.15%            2.25%          1.89%  **
      Portfolio turnover rate                               68%            68%            96%              84%             7%
      Fees and expenses voluntarily waived or borne by
          the Manager consisted of the following per
          share amounts:                               $   0.03       $   0.05       $   0.05         $   0.04       $   0.05


*    Period from June 30, 1995 (commencement of operations) to February 29,
     1996.
**   Annualized.
***  Not annualized.
+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .03% of average daily net assets.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


                  See accompanying notes to the financial statements.         23

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class IV Share Outstanding Throughout Each Period)

-------------------------------------------------------------------------------------------------------------------------------

                                                                                    Year Ended February 28/29,
                                                           --------------------------------------------------------------------
                                                                  2000                     1999                   1998 *
                                                           -------------------      -------------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $               9.27     $              11.92     $             10.87
                                                           -------------------      -------------------      ------------------

Income from investment operations:
  Net investment income                                                  0.29  +                  0.24  +                 0.01  +
  Net realized and unrealized gain (loss)                                1.21                    (0.36) (b)               1.04
                                                           -------------------      -------------------      ------------------


    Total from investment operations                                     1.50                    (0.12)                   1.05
                                                           -------------------      -------------------      ------------------

Less distributions to shareholders from:
      Net investment income                                             (0.34)                   (0.09)                      -
      In excess of net investment income                                (0.09)                   (0.22)                      -
      Net realized gains                                                (0.31)                   (2.22)                      -
                                                           -------------------      -------------------      ------------------

          Total distributions                                           (0.74)                   (2.53)                      -
                                                           -------------------      -------------------      ------------------

NET ASSET VALUE, END OF PERIOD                           $              10.03     $               9.27     $             11.92
                                                           -------------------      -------------------      ------------------
                                                           -------------------      -------------------      ------------------

TOTAL RETURN (a)                                                       15.94%                   (1.79%)                  9.66%  ***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                   $             52,526     $            108,956     $           362,829
     Net expenses to average
           daily net assets                                             0.63%                    0.63%                   0.63%  **
     Net investment income to average
           daily net assets                                             2.81%                    2.17%                   0.72%  **
     Portfolio turnover rate                                              68%                      68%                     96%
     Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amounts:                                $               0.03     $               0.05     $              0.01


*    Period from January 9, 1998 (commencement of operations) to February 28,
     1998.
**   Annualized.
***  Not annualized.
+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


24                  See accompanying notes to the financial statements.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Currency Hedged International Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers and through management of the Fund's foreign currency positions. The Fund's benchmark is the MSCI EAFE Index (Hedged).

     The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 29, 2000, there were no open swap agreements.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $1,569,733 collateralized by cash in the amount of $1,662,165 which was invested in a short-term instrument.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has incurred $535,172 related to repatriation taxes which is included in net realized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and passive foreign investment company transactions, foreign taxes, and differing treatments for redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $8,925,740.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

       Accumulated
    Undistributed Net            Accumulated Net Realized
    Investment Income                   Gain/(Loss)                Paid-in Capital
---------------------------     --------------------------     -----------------------
         $255,250                      $ (2,206,578)                  $1,951,328

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     ALLOCATION OF OPERATING ACTIVITY
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is .60% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the year ended February 29, 2000, the Fund received $6,609 in purchase premiums. There is no premium for cash redemptions or reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .10% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .09% for Class IV shares.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of .75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .54% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $1,691. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $102,164,945 and $183,495,426, respectively.

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Depreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
            $136,968,819                      $14,032,029                    $23,162,109                      $9,130,080

4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 56% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                             Year Ended                                         Year Ended
     Class III:                           February 29, 2000                                 February 28, 1999
                             --------------------------------------------        -----------------------------------------
                                    Shares                 Amount                      Shares                Amount
                             --------------------  ----------------------        -------------------  --------------------
     Shares sold                        1,086,050  $          10,842,254                     563,792  $         5,359,120

     Shares issued to
     shareholders in
     reinvestment of
     distributions                        461,723              4,817,120                   3,031,071           31,219,975

     Shares repurchased               (4,578,895)           (45,881,263)                (10,514,340)        (115,195,974)
                             ---------------------   --------------------        --------------------   ------------------

     Net decrease                     (3,031,122)  $        (30,221,889)                 (6,919,477) $       (78,616,879)
                             ---------------------   --------------------        --------------------   ------------------
                             ---------------------   --------------------        --------------------   ------------------


                                             Year Ended                                         Year Ended
     Class IV:                            February 29, 2000                                 February 28, 1999
                             --------------------------------------------        -----------------------------------------
                                    Shares                 Amount                      Shares                Amount
                             --------------------  ----------------------        -------------------  --------------------
     Shares sold                      _            $          _                           _           $             6,173
     Shares issued to
     shareholders in
     reinvestment of
     distributions                        345,952              3,649,790                   3,403,005           35,243,016

     Shares repurchased               (6,862,374)           (73,741,873)                (22,085,761)        (259,456,306)
                             ---------------------   --------------------        --------------------   ------------------

     Net decrease                     (6,516,422)  $        (70,092,083)                (18,682,756)  $     (224,207,117)
                             ---------------------   --------------------        --------------------   ------------------
                             ---------------------   --------------------        --------------------   ------------------

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 29, 2000 is as follows:

     FORWARD CURRENCY CONTRACTS

                                                                                                         Net Unrealized
        Settlement                                          Units                                         Appreciation
           Date              Deliver/Receive             of Currency                 Value               (Depreciation)
     ------------------  -------------------------  ----------------------     -------------------     -------------------
     Buys
     4/07/00                       AUD                          6,657,776    $          4,090,458    $          (257,187)
     4/07/00                       CAD                         17,193,222              11,859,937                 109,841
     3/03/00                       CHF                         49,230,097              29,510,643             (2,258,229)
     9/08/00                       CHF                         16,862,576              10,305,045               (266,288)
     3/03/00                       DKK                         89,637,714              11,621,598               (732,860)
     9/08/00                       DKK                         39,573,415               5,186,631               (166,808)
     3/03/00                       EUR                        168,734,389             162,460,242             (9,033,807)
     9/08/00                       EUR                         63,885,001              62,342,036             (2,320,461)
     3/03/00                       GBP                         80,183,447             126,581,141             (2,119,251)
     9/08/00                       GBP                         25,030,522              39,519,995               (759,620)
     4/07/00                       HKD                        135,703,776              17,435,092                  27,478
     4/07/00                       JPY                      1,908,598,894              17,479,052             (1,095,762)
     3/03/00                       NOK                        349,547,051              41,669,969             (2,076,928)
     9/08/00                       NOK                        169,722,980              20,268,388               (420,631)
     4/07/00                       NZD                         17,230,928               8,369,820               (571,348)
     3/03/00                       SEK                        603,635,176              68,856,842             (2,697,631)
     9/08/00                       SEK                        276,684,183              31,878,200               (566,336)
     4/07/00                       SGD                          6,089,030               3,544,441                (73,256)
                                                                                                       -------------------
                                                                                                     $       (25,279,084)
                                                                                                       -------------------
                                                                                                       -------------------

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

Forward Currency Contracts - Continued

                                                                                                           Net Unrealized
          Settlement                                          Units                                         Appreciation
             Date              Deliver/Receive             of Currency                 Value               (Depreciation)
       ------------------  -------------------------  ----------------------     -------------------     -------------------
       Sales
       4/07/00                       AUD                         14,122,953    $          8,676,973    $            563,593
       4/07/00                       CAD                         11,609,512               8,008,276                (98,049)
       3/03/00                       CHF                         49,230,097              29,510,643               2,380,951
       9/08/00                       CHF                         23,150,416              14,147,667                 401,358
       3/03/00                       DKK                         89,637,714              11,621,598                 822,976
       9/08/00                       DKK                         43,687,349               5,725,817                 137,934
       3/03/00                       EUR                        168,734,389             162,460,242               9,624,751
       9/08/00                       EUR                        102,396,982              99,923,867               2,230,167
       3/03/00                       GBP                         80,183,447             126,581,141               2,323,031
       9/08/00                       GBP                         38,717,036              61,129,253                 797,770
       4/07/00                       HKD                        204,818,629              26,314,903                (40,306)
       4/07/00                       JPY                      5,851,483,555              53,588,204                 389,666
       3/03/00                       NOK                        349,547,051              41,669,969               1,974,826
       9/08/00                       NOK                        179,824,071              21,474,665                 505,678
       4/07/00                       NZD                         15,729,885               7,640,697                 484,138
       3/03/00                       SEK                        603,635,176              68,856,842               3,308,619
       9/08/00                       SEK                        297,066,194              34,226,516                 387,967
       4/07/00                       SGD                          6,185,244               3,600,447                  96,872
                                                                                                         -------------------
                                                                                                       $         26,291,942
                                                                                                         -------------------
                                                                                                         -------------------

Currency Abbreviations:

        AUD      Australian Dollar           HKD        Hong Kong Dollar
        CAD      Canadian Dollar             JPY        Japanese Yen
        CHF      Swiss Franc                 NOK        Norwegian Kroner
        DKK      Danish Krona                NZD        New Zealand Dollar
        EUR      Euro                        SEK        Swedish Krona
        GBP      British Pound               SGD        Singapore Dollar

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FUTURES CONTRACTS

                                                                                                           Net Unrealized
           Number of                                                                 Contract               Appreciation
           Contracts                 Type               Expiration Date               Value                (Depreciation)
       ------------------  -------------------------  ---------------------     -------------------      -------------------
       Buys
              15                     DAX                   March 2000         $          2,775,609     $            228,363
              41                  TSE TOPIX                March 2000                    6,452,961                  345,151
                                                                                                         -------------------
                                                                                                       $            573,514
                                                                                                         -------------------
                                                                                                         -------------------

       Sales
              25                   ALL ORDS                March 2000         $          1,203,734     $            (8,447)
              16                   IBEX 35                 March 2000                    1,935,359                  (2,419)
               6                    MIB 30                 March 2000                    1,436,038                (221,432)
              38                 NEW FTSE 100              March 2000                    3,749,292                 (12,078)
                                                                                                         -------------------
                                                                                                       $          (244,376)
                                                                                                         -------------------
                                                                                                         -------------------


     At February 29, 2000, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------


For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income.

GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
(A Series of GMO Trust)

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Currency Hedged International Core Fund returned 15.9% for the fiscal year ended February 29, 2000 as compared to 34.3% for the MSCI EAFE Hedged Index. The Fund's disappointing performance comes from stock selection that emphasized value stocks (those companies that are cheaper on price-to-book, price-to-earnings and other measures) and smaller capitalization stocks. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

In international markets, the fiscal year was characterized by explosive performance of the technology and telecommunications sectors. This effect was particularly strong in the fourth quarter of 1999, during which period the (unhedged) MSCI EAFE Growth Index returned 25.6% versus 8.9% for MSCI EAFE Value. While this paralleled the run-up in the U.S. NASDAQ Index, the EAFE Index contains relatively few pure Internet and information technology stocks. The international rally focused more on the best available approximations, which are telecommunications stocks. Both fixed line and wireless companies performed very strongly in the markets, as did the related equipment providers. The optimism about these companies came despite the failure of many other growth stocks, such as pharmaceuticals and established software companies, to produce continued strong earnings growth.

In contrast, many neglected stocks - typically smaller capitalization, value companies - had lackluster market performance for the fiscal year. Throughout the bull market of the late 1990's, growth stocks have enjoyed increasing "multiple expansion" to higher relative levels of price-to-book and price-to-earnings. As a result the spread, or discount, between the valuations of the cheaper stocks on such measures and the most expensive stocks has reached levels unprecedented in history. These wide gaps are considerably beyond what could possibly be justified by the relatively modest differences in consensus growth rate estimates. This is true even if no regression of the higher profitability of telecommunications stocks took place in the next 20 years, which would be contrary to the entire history of corporate competition.

The fiscal year was marked by strong performance in the Asian markets. Japan rose by 42% in local currency, while Hong Kong and Singapore returned +66% and +59%, respectively. These markets benefited both from the dissipation of the crisis mentality and from the underlying recovery in the economic fundamentals of the region. The only two countries that had higher returns than all the Asian markets were Finland and Sweden (dominated by the returns of Nokia and Ericsson, respectively). The major European markets showed mixed returns, with Germany and France leading the way, both with gains of 56% in Euro. The United Kingdom and Switzerland were the worst performing major markets, with slightly negative returns in local currency.

Currency hedging was a successful strategy for the fiscal year, as the MSCI EAFE Hedged benchmark (which returned 34.3%) outperformed MSCI EAFE by nearly 10%. The weakness of the Euro was the driving factor behind the higher hedged returns, which came despite strengthening of the yen against the dollar.

EFFECT OF COUNTRY ALLOCATION

The Fund was successful in country allocation largely due to the overweighting of the South East Asian markets. The Fund was also neutral weighted in Japan. Although this decision did not add to relative return, it represented the first time in the Fund's history that it was not underweight in Japan. The Fund was generally underweight in Europe. It suffered from being overweight in Austria, but benefited from underweights in the United Kingdom and Switzerland.


EFFECT OF STOCK SELECTION

The poor performance in the fiscal year was entirely a result of stock selection, and in particular of the Fund's tilt towards value. Because of the opportunities represented by the wide dispersion in price-to-book ratios, the Fund is heavily concentrated in the cheaper stocks based on price-to-book. Half of the Fund is invested in stocks within the cheapest 25% of the EAFE universe; only 10% of the Fund is invested outside the cheapest 50% of the universe. In local currency, those groups underperformed EAFE by -14.5% and -9.3% respectively, for the fiscal year. The Fund was further hurt by its emphasis on smaller capitalization stocks, which underperformed significantly even after accounting for their overlap with value. Small cap stocks within EAFE underperformed by -17%, and small value stocks underperformed by -30%.

Value stocks did very poorly whether defined on the basis of book, earnings, sales or dividend yield, which shows that the Fund's underperformance is not a consequence of focussing on price-to-book as a valuation measure. The Fund's more sophisticated value models, which make further adjustments to credit companies for growth and financial quality, fared equally poorly. In this overheated environment, reasonable adjustments did not suffice to make the most expensive price-to-book stocks look attractive.

Much of the size and value underperformance was driven by telecommunications and technology stocks. Of that, over 7% of negative attribution was due to just five large capitalization stocks that doubled or tripled in price from expensive starting levels.

PORTFOLIO STRUCTURE AND OUTLOOK

Based on a careful analysis of current company fundamentals and valuation, GMO has decided to retain its substantial overweights in value stocks and small companies, in order to benefit from the inevitable rebound. While the growth oriented bull market of the last few years has been a difficult period for the Currency Hedged International Core Fund, it leaves us at a moment of great opportunity. For value investors it is always darkest before the dawn. Markets overshoot fair value, and it is difficult to call the turning points. Yet the greater the overshoot past fair value, the more certain is the eventual rebound, and greater is the reward to those that participate.

Furthermore, globalization and monetary union have not eliminated the significance of country selection. This is apparent in the wide spread of returns during the last fiscal year and also in a wide spread in valuations between countries, even when adjusted for industry composition. To take advantage of these opportunities, the Fund remains underweight in Europe and particularly in favor of Asia ex-Japan. Despite the strong performance of Asia in 1999, those markets still are attractively valued relative to the rest of EAFE. Even within Europe there are attractive opportunities to favor cheaper markets such as Austria over more expensive ones such as the United Kingdom and Spain.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

Currency Hedged Int'l Core Fund-III
As of 2/29/00

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
      GMO CURRENCY HEDGED INTERNATIONAL CORE FUND CLASS III SHARES AND THE
                             MSCI EAFE HEDGED INDEX
                            AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------
                                        1yr             Since Inception
--------------------------------------------------------------------------------
                                                            6/30/95
              Class III                15.16%                13.59%
--------------------------------------------------------------------------------
                                                             1/9/98
              Class IV                 15.24%                10.62%
--------------------------------------------------------------------------------

  Date        Currency Hedged Int'l Core Fund-III             MSCI EAFE                  GMO EAFE Hedged
  ----        -----------------------------------             ---------                  ---------------
 6/30/95                    9940                                10000                         10000
 9/30/95                   10666                                10417                         11175
12/31/95                   11235                                10838                         11992
 3/31/96                   11767                                11151                         12716
 6/30/96                   12229                                11327                         13193
 9/30/96                   12326                                11314                         13289
12/31/96                   12952                                11494                         13648
 3/31/97                   13399                                11314                         14309
 6/30/97                   14528                                12782                         16075
 9/30/97                   15347                                12692                         16539
12/31/97                   14622                                11697                         15758
 3/31/98                   17164                                13418                         18411
 6/30/98                   17070                                13560                         18739
 9/30/98                   13777                                11631                         15346
12/31/98                   15687                                14034                         17916
 3/31/99                   16126                                14229                         19287
 6/30/99                   18083                                14590                         20500
 9/30/99                   18040                                15231                         20366
12/31/99                   18967                                17818                         24451
 2/29/00                   18136                                17135                         24695

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of GMO Trust and the Shareholders of GMO Evolving Countries Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Evolving Countries Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2000

   Shares         Description                                                                Value ($)
-----------------------------------------------------------------------------------------------------------
                  COMMON STOCKS - 83.2%
                  BRAZIL - 5.4%
      1,168,133   Cia Saneamento Basico SAO PA *                                                   115,856
      6,032,000   Companhia Siderurgica Nacional SA                                                184,420
     49,609,000   Electrobras                                                                      860,413
         10,331   Investimentos Itau SA                                                              8,816
        130,023   Souza Cruz (Registered)                                                          782,563
     17,000,000   Telecomunicacoes Brasileiras SA                                                1,497,768
          1,128   Telesp Celular Participacoes SA                                                       13
          3,800   Vale Do Rio Doce                                                                  87,618
                                                                                          -----------------
                                                                                                 3,537,467
                                                                                          -----------------
                  CHILE - 1.3%
          8,000   Banco Santander ADR                                                              118,500
          7,300   Banco Santiago ADR                                                               146,000
          7,400   Compania Cervecerias ADR                                                         190,550
          8,600   Compania de Telefones de Chile ADR                                               172,000
         13,200   Gener SA ADR                                                                     204,600
                                                                                          -----------------
                                                                                                   831,650
                                                                                          -----------------
                  CHINA - 6.3%
        100,000   China Everbright Technology *                                                     14,648
        348,000   China Merchants Holdings Co Ltd                                                  215,745
      1,227,000   China Overseas Land & Investment Ltd *                                           160,808
        188,000   China Resources Enterprise                                                       242,766
        260,600   China Telecom Ltd *                                                            2,402,484
          2,600   China Telecom (Hong Kong) Ltd ADR *                                              483,275
        943,000   Citic Ka Wah Bank Ltd                                                            290,795
        237,000   Cosco Pacific Ltd                                                                135,510
        102,000   Shanghai Industrial Holdings                                                     192,000
          1,708   SIIC Medical Science and Technology (Group) Ltd *                                    404
                                                                                          -----------------
                                                                                                 4,138,435
                                                                                          -----------------
                  CZECH REPUBLIC - 4.0%
         18,910   Ceska Sporitelna *                                                               107,886
        426,579   Ceske Energeticke Zavody AS *                                                  1,420,064
          4,880   Ceske Radiokomunikace *                                                          298,227
          5,775   Komercni Banka AS *                                                              143,795
          1,110   Severoceske Doly                                                                  17,574
         13,630   SPT Telecom AS *                                                                 285,744
            842   Tabak AS                                                                         159,519
         99,500   Unipetrol *                                                                      178,138
                                                                                          -----------------
                                                                                                 2,610,947
                                                                                          -----------------
                  INDIA - 0.0%
            100   Castrol India                                                                        699
            100   Satyam Computer Service                                                           11,536
            100   Satyam Computer Service (New Shares)                                              11,536
                                                                                          -----------------
                                                                                                    23,771
                                                                                          -----------------


             See accompanying notes to the financial statements.               1

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

   Shares         Description                                                                Value ($)
-----------------------------------------------------------------------------------------------------------
                  INDONESIA - 4.6%
        487,000   Astra International *                                                            241,040
      4,618,400   Bank Internasional Indonesia *                                                    62,201
    147,576,000   Bank Internasional Indonesia (Entitlement Letters) (a) (c)*                            -
        354,000   Gajah Tunggal Tbk *                                                               40,525
        552,100   Gudang Garam                                                                     920,167
          9,000   Gulf Resources Ltd ADR *                                                          63,000
        162,900   HM Sampoerna *                                                                   269,306
        580,900   Indah Kiat Pulp & Paper *                                                        160,383
        641,000   Matahari Putra Prima Tbk *                                                        86,330
        340,600   PT Indofood Sukses Makmur Tbk *                                                  282,113
         79,000   PT Indosat (Persero) Tbk                                                         142,572
        562,000   PT Lippo Bank Tbk *                                                               15,138
      1,407,000   PT Pabrik Kertas Tjiwi Kimia *                                                   331,616
         63,000   Semen Gresik                                                                      71,273
        306,000   Tambang Timah Persero (Foreign Registered)                                       142,182
        397,112   Telekomunikasi Indonesia                                                         195,213
                                                                                          -----------------
                                                                                                 3,023,059
                                                                                          -----------------
                  ISRAEL - 1.1%
        120,000   Bank Leumi Le-Israel *                                                           263,410
            536   Clal Electronics Industries Ltd *                                                141,638
         22,140   Clal Industries Ltd *                                                            283,495
                                                                                          -----------------
                                                                                                   688,543
                                                                                          -----------------
                  KOREA - 11.3%
         10,152   Cheil Jedang Corp                                                                654,299
         47,000   Daewoo Heavy Industries                                                           26,801
          7,200   Daewoo Securities                                                                 75,749
         14,084   Hana Bank                                                                        102,103
            355   Housing & Commercial Bank                                                          6,324
          8,900   Hyundai Electronics Industries *                                                 140,845
         12,518   Hyundai Heavy Industries                                                         348,612
         12,416   Hyundai Merchant Marine                                                           85,620
          6,910   Keum Kang Ltd                                                                    317,672
         34,947   Kookmin Bank                                                                     389,294
          5,400   Korea Chemical                                                                   336,574
         10,300   Korea Telecommunications ADR                                                     448,050
         33,600   Korean Air Lines                                                                 230,217
          8,200   LG Electronics Co                                                                168,552
            814   LG Information & Communication                                                    90,316
          6,620   Pohang Iron & Steel (c)                                                          681,940
          5,324   Samsung Electronics                                                            1,204,966
          2,564   Samsung Electronics GDR 144A (1/2 Voting)                                        335,564
          1,614   Samsung Electronics GDS 144A (Non Voting)                                        108,098
          3,300   Samsung Heavy Industries *                                                        12,020
         10,208   Samsung Securities                                                               312,258
         24,936   SK Corp                                                                          562,165
          7,400   SK Telecom ADR                                                                   332,538
         19,030   Ssangyong Oil Refining                                                           317,978
                                                                                          -----------------
                                                                                                 7,288,555
                                                                                          -----------------


2            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

   Shares         Description                                                                Value ($)
-----------------------------------------------------------------------------------------------------------
                  MALAYSIA - 10.0%
         41,000   British American Tobacco Berhad                                                  302,105
         63,000   Edaran Otomobil Berhad                                                           265,263
        467,000   Hicom Holdings Berhad                                                            415,384
        323,000   Magnum Corp Berhad                                                               283,900
        100,000   Malakoff Berhad                                                                  271,053
        258,000   Malayan Banking Berhad                                                         1,161,000
         22,000   Malaysian Pacific Industries                                                     279,342
         77,000   Nestle Malaysia                                                                  397,158
        250,000   Oriental Holdings Berhad                                                         588,816
        123,000   Resorts World Berhad                                                             446,684
        422,000   Sime Darby Berhad                                                                566,368
      1,077,000   Tan Chong International Ltd                                                      163,291
        201,000   Tanjong                                                                          505,145
        170,000   Technology Resources Industries                                                  243,816
         90,000   United Engineers *                                                               248,684
        219,800   YTL Corp                                                                         404,895
                                                                                          -----------------
                                                                                                 6,542,904
                                                                                          -----------------
                  MEXICO - 6.6%
         35,500   Carso Global Telecom Class A *                                                   443,371
          5,300   Cemex SA de CV ADR (Participating Certificates) *                                113,288
         17,061   Cemex SA de CV CPO                                                                73,759
         43,000   Empresas La Moderna SA de CV Class A *                                           252,455
          1,000   Fomento Economico Mexicano SA                                                     44,438
        192,803   Grupo Carso SA de CV Class A *                                                   751,207
         53,000   Grupo Financiero Inbursa SA *                                                    244,972
         41,000   Grupo Mexico Class B                                                             203,512
          1,350   Grupo Televisa SA GDR *                                                          103,697
        102,240   Grupo Televisa SA (Participating Certificates) *                                 392,895
         18,200   Telefonos de Mexico Class L ADR                                                1,196,650
        198,062   Wal-Mart de Mexico SA de CV *                                                    473,590
                                                                                          -----------------
                                                                                                 4,293,834
                                                                                          -----------------
                  PAKISTAN - 0.6%
         93,312   Pakistan State Oil                                                               419,360
                                                                                          -----------------

                  POLAND - 0.2%
          3,500   Agora SA GDR 144A *                                                              121,188
                                                                                          -----------------

                  RUSSIA - 6.3%
        103,000   Irkutskenergo ADR                                                                337,160
         20,400   Lukoil Holding Co ADR                                                            851,700
        156,000   Norilsk Nickel (Registered) *                                                  1,332,240
         42,000   Surgutneftegaz ADR                                                               481,182
         11,000   Unified Energy Systems ADR                                                       158,125
         64,500   Unified Energy Systems GDR *                                                     927,188
                                                                                          -----------------
                                                                                                 4,087,595
                                                                                          -----------------


             See accompanying notes to the financial statements.               3

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

   Shares         Description                                                                Value ($)
-----------------------------------------------------------------------------------------------------------
                  SOUTH AFRICA - 8.1%
         60,340   Amalgamated Bank of South Africa                                                 233,002
          8,200   Anglo American Platinum Corp                                                     232,635
          6,400   Anglo Gold Ltd                                                                   331,868
         64,100   Comparex Holding Ltd                                                             447,054
         17,700   De Beers Centenary Link Units                                                    387,772
          6,500   De Beers Consolidated Mines Ltd ADR                                              149,094
         54,934   Dimension Data Holdings *                                                        510,837
          1,000   Impala Platinum Holdings Ltd                                                      35,620
          4,610   Investec Group Ltd                                                               191,820
          7,599   Liberty International Plc                                                         49,225
         68,200   Liberty Life Association of Africa Ltd                                           664,296
         24,453   Nedcor Ltd                                                                       516,447
         42,700   Rembrandt Group Ltd                                                              370,151
         19,100   Sappi Ltd                                                                        158,045
         69,100   Sasol Ltd                                                                        442,174
        145,729   Standard Bank Investment Corp                                                    567,325
                                                                                          -----------------
                                                                                                 5,287,365
                                                                                          -----------------
                  TAIWAN - 3.9%
          9,000   Acer Inc *                                                                        24,455
        114,000   China Development Industrial Bank Inc *                                          192,906
        148,000   China Steel Corp                                                                 114,624
         22,080   China Steel Corp GDR                                                             361,560
         44,200   China Trust Commercial Bank *                                                     47,465
        189,000   Formosa Chemicals & Fibre Co                                                     282,916
          3,500   GigaMedia Ltd *                                                                  245,219
          7,000   Hon Hai Precision Industry Co Ltd *                                               65,148
         32,000   Legend Holdings Ltd *                                                            148,019
         65,000   Nan Ya Plastic Corp                                                              143,833
         80,000   Taiwan Semiconductor *                                                           523,267
         20,000   Tatung Co *                                                                       27,856
        101,000   United Microelectronics *                                                        369,753
                                                                                          -----------------
                                                                                                 2,547,021
                                                                                          -----------------
                  THAILAND - 6.1%
         44,700   Advanced Info Service Public Co Ltd (Foreign Registered) *                       694,278
        149,500   Bangkok Bank Pcl (Foreign Registered) *                                          241,224
         18,800   BEC World Public Co Ltd (Foreign Registered)                                     141,068
         71,000   CP Feedmill Public Co Ltd (Foreign Registered) *                                 257,064
         21,045   Delta Electronics Public Co Ltd (Foreign Registered)                             241,839
        387,231   Krung Thai Bank Public Co Ltd (Foreign Registered)*                              134,614
         49,700   PTT Exploration and Production Public Co Ltd (Foreign Registered) *              241,230
         66,336   Shinawatra Computer Public Co Ltd (Foreign Registered) *                         525,606
          8,000   Siam Cement Pcl (Foreign Registered) *                                           144,405
         31,300   Siam City Cement (Foreign Registered) *                                          105,113
        181,200   Siam Commercial Bank Pcl (Foreign Registered) *                                  144,998
        369,000   Telecomasia Corp Public Co Ltd (Foreign Registered) *                            513,105
        321,774   Thai Farmers Bank Pcl (Foreign Registered) *                                     303,919
        324,600   Thai Petrochemical (Foreign Registered) *                                         85,163
        263,200   United Broadcasting Pcl (Foreign Registered) *                                   231,332
                                                                                          -----------------
                                                                                                 4,004,958
                                                                                          -----------------

4             See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

   Shares/
Par Value ($)     Description                                                                Value ($)
-----------------------------------------------------------------------------------------------------------
                  TURKEY - 3.0%
      1,692,000   Arcelik                                                                          100,084
      3,450,000   Dogan Sirketler Grubu Holdings *                                                 102,035
      4,609,000   Eregli Demir VE Celik Fabrik *                                                   198,456
      5,505,000   Ford Otomotive Sanayii AS *                                                      263,374
      1,606,000   KOC Holding AS                                                                   307,342
      1,921,000   Petkim Petrokimya Holding                                                         81,880
      5,767,000   Sabanci Holding                                                                  265,876
      9,410,000   TAT Konserve *                                                                   188,265
     15,986,000   Tofas Turk Otomobil Fabrik *                                                     200,242
      5,256,000   Turkiye IS Bankasi                                                               251,461
                                                                                          -----------------
                                                                                                 1,959,015
                                                                                          -----------------
                  VENEZUELA - 4.4%
         81,224   Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR                   2,705,775
        109,300   Siderurgica Venezolana (Sivensa) Class A ADR (Registered) *                      163,950
                                                                                          -----------------
                                                                                                 2,869,725
                                                                                          -----------------

                  TOTAL COMMON STOCKS (Cost $49,323,419)                                        54,275,392
                                                                                          -----------------

                  PREFERRED STOCKS - 8.5%
                  BRAZIL - 8.4%
         30,000   Aracruz Celulose SA Class B                                                       62,560
     35,498,950   Banco Bradesco SA                                                                254,983
      3,415,465   Banco Bradesco SA *                                                               24,533
      9,322,000   Banco do Brasil SA                                                                55,842
         10,288   Companhia Vale do Rio Doce                                                       273,261
     27,506,000   Electrobras Class B (Registered)                                                 502,865
         44,000   Investimentos Itau SA                                                             40,780
          1,273   Investimentos Itau SA *                                                            1,180
      3,737,000   Itaubanco SA (Registered)                                                        296,721
      2,383,000   Petroleo Brasileiro SA (Petrobras)                                               619,486
         19,642   Telecomunicacoes Brasileiras SA ADR                                            2,892,285
      3,177,000   Telecomunicacoes Brasileiras SA Receipts                                         465,912
      3,177,000   Telecomunicacoes Brasileiras SA (Registered) *                                       126
            182   Telesp Celular Participacoes SA                                                        4
                                                                                          -----------------
                                                                                                 5,490,538
                                                                                          -----------------
                  KOREA - 0.1%
          2,647   Shinsegae Department Store *                                                      91,267
                                                                                          -----------------


                  TOTAL PREFERRED STOCKS (Cost $3,992,498)                                       5,581,805
                                                                                          -----------------

                  DEBT OBLIGATIONS - 2.0%
                  U.S. GOVERNMENT - 2.0%
$     1,067,571   U.S. Treasury Inflation Indexed Note, 3.375% due 1/15/07 (b)                   1,009,856
$       307,866   U.S. Treasury Inflation Indexed Note, 3.875% due 1/15/09 (b)                     298,053
                                                                                          -----------------
                                                                                                 1,307,909
                                                                                          -----------------

                  TOTAL DEBT OBLIGATIONS (Cost $1,338,187)                                       1,307,909
                                                                                          -----------------


              See accompanying notes to the financial statements.              5

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

   Shares/
Par Value ($)     Description                                                                Value ($)
-----------------------------------------------------------------------------------------------------------

                  INVESTMENT FUNDS - 0.9%
                  TAIWAN - 0.5%
         34,900   R.O.C. Taiwan Fund                                                               320,644
                                                                                          -----------------

                  UNITED STATES - 0.4%
         15,000   Morgan Stanley Emerging Markets Fund                                             247,500
                                                                                          -----------------


                  TOTAL INVESTMENT FUNDS (Cost $467,617)                                           568,144
                                                                                          -----------------

                  RIGHTS & WARRANTS - 0.1%

                  BRAZIL - 0.0%
        900,061   Tele Leste Celular Participacoes SA Preferred Rights 3/23/00 *                         -
      4,816,191   Tele Leste Celular Participacoes SA Rights 3/23/00 *                                   -
                                                                                          -----------------
                                                                                                         -
                                                                                          -----------------
                  INDONESIA - 0.0%
         57,050   Bank Internasional Indonesia Warrants 4/16/02 *                                      446
                                                                                          -----------------

                  MALAYSIA - 0.1%
         27,800   United Engineers Warrants 11/18/02 *                                              38,042
                                                                                          -----------------


                  TOTAL RIGHTS & WARRANTS (Cost $333)                                               38,488
                                                                                          -----------------

                  SHORT-TERM INVESTMENTS - 1.4%
                  CASH EQUIVALENTS - 1.4%
$       900,000   Banque Nationale Paribas (London) Time Deposit, 5.81% due 3/01/00                900,000
                                                                                          -----------------


                  TOTAL SHORT-TERM INVESTMENTS (Cost $900,000)                                     900,000
                                                                                          -----------------

                  TOTAL INVESTMENTS - 96.1%
                  (Cost $56,022,054)                                                            62,671,738

                  Other Assets and Liabilities (net) - 3.9%                                      2,528,929
                                                                                          -----------------

                  TOTAL NET ASSETS - 100.0%                                             $       65,200,667
                                                                                          -----------------
                                                                                          -----------------


6             See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000


--------------------------------------------------------------------------------


                     NOTES TO THE SCHEDULE OF INVESTMENTS:

                     ADR  American Depositary Receipt
                     GDR  Global Depository Receipt
                     GDS  Global Depository Shares

                     (a)  Security is restricted as to public resale.

                     (b) All or a portion of this security is held as collateral for open swaps (Note 6).

                     (c)  Valued by management (Note 1).

                     144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                     *  Non-income producing security.









              See accompanying notes to the financial statements.              7

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

--------------------------------------------------------------------------------


                          At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

                          INDUSTRY SECTOR (UNAUDITED)
                          Telecommunications                     21.1 %
                          Banking                                 8.8
                          Utilities                               7.6
                          Electronic Equipment                    6.9
                          Metals and Mining                       6.4
                          Consumer Goods                          6.1
                          Financial Services                      5.3
                          Communications                          5.2
                          Energy Services                         5.2
                          Food and Beverage                       4.7
                          Conglomerates                           4.7
                          Construction                            2.9
                          Automotive                              2.4
                          Paper and Allied Products               1.6
                          Chemicals                               1.4
                          Services                                1.2
                          Insurance                               1.1
                          Real Estate                             0.7
                          Machinery                               0.7
                          Transportation                          0.5
                          Computers                               0.4
                          Health Care                             0.4
                          Retail Trade                            0.1
                          Miscellaneous                           4.6
                                                          ------------
                                                                100.0 %
                                                          ------------
                                                          ------------



8             See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 29, 2000
--------------------------------------------------------------------------------

ASSETS:
      Investments, at value (cost $56,022,054) (Note 1)                       $         62,671,738
      Foreign currency, at value (cost $2,303,808) (Note 1)                              2,277,169
      Cash                                                                                 212,499
      Dividends and interest receivable                                                    294,966
      Receivable for open swap contracts (Notes 1 and 6)                                   299,613
      Receivable for expenses waived or borne by Manager (Note 2)                            8,442
                                                                                -------------------

          Total assets                                                                  65,764,427
                                                                                -------------------


LIABILITIES:
      Payable for investments purchased                                                    390,000
      Accrued capital gain and repatriation taxes payable (Note 1)                          59,998
      Payable to affiliate for (Note 2):
          Management fee                                                                    35,116
          Shareholder service fee                                                            8,030
      Accrued expenses                                                                      80,412
                                                                                -------------------

          Total liabilities                                                                573,556
                                                                                -------------------


NET ASSETS                                                                    $         65,190,871
                                                                                -------------------
                                                                                -------------------

NET ASSETS CONSIST OF:
      Paid-in capital                                                         $         58,258,811
      Accumulated undistributed net investment income                                       29,179
      Accumulated net realized gain                                                         38,097
      Net unrealized appreciation                                                        6,864,784
                                                                                -------------------

                                                                              $         65,190,871
                                                                                -------------------
                                                                                -------------------


NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                   $         65,190,871
                                                                                -------------------
                                                                                -------------------

SHARES OUTSTANDING - CLASS III                                                           5,714,403
                                                                                -------------------
                                                                                -------------------

NET ASSET VALUE PER SHARE - CLASS III                                         $              11.41
                                                                                -------------------
                                                                                -------------------


              See accompanying notes to the financial statements.              9

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


STATEMENT OF OPERATIONS - FEBRUARY 29, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $114,259)                                         $          802,945
      Interest                                                                                              141,003
                                                                                                   -----------------
              Total income                                                                                  943,948
                                                                                                   -----------------

EXPENSES:
      Management fee (Note 2)                                                                               336,947
      Custodian fees                                                                                        229,093
      Audit fees                                                                                             56,147
      Transfer agent fees                                                                                    28,168
      Registration fees                                                                                       2,018
      Legal fees                                                                                              1,096
      Trustees fees (Note 2)                                                                                    564
      Miscellaneous                                                                                          18,040
      Fees waived or borne by Manager (Note 2)                                                              (86,122)
                                                                                                   -----------------
                                                                                                            585,951
      Shareholder service fee - Class III (Note 2)                                                           77,765
                                                                                                   -----------------

          Net expenses                                                                                      663,716
                                                                                                   -----------------

              Net investment income                                                                         280,232
                                                                                                   -----------------

REALIZED  AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
              Investments                                                                                13,281,649
              Closed swap contracts                                                                       1,416,249
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                            (284,304)
                                                                                                   -----------------
                     Net realized gain                                                                   14,413,594
                                                                                                   -----------------

          Change in net unrealized appreciation (depreciation) on:
              Investments (Note 1)                                                                       15,616,727
              Open swap contracts                                                                          (185,353)
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                             (38,728)
                                                                                                   -----------------
                     Net unrealized gain                                                                 15,392,646
                                                                                                   -----------------

          Net realized and unrealized gain                                                               29,806,240
                                                                                                   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $       30,086,472
                                                                                                   =================


10              See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED                YEAR ENDED
                                                                                     FEBRUARY 29, 2000         FEBRUARY 28, 1999
                                                                                    --------------------      --------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
       Net investment income                                                      $             280,232     $           1,569,067
       Net realized gain (loss)                                                              14,413,594               (13,606,696)
       Change in net unrealized appreciation (depreciation)                                  15,392,646                (7,524,498)
                                                                                    --------------------      --------------------

       Net increase (decrease) in net assets resulting from operations                       30,086,472               (19,562,127)
                                                                                    --------------------      --------------------

Distributions to shareholders from:
       Net investment income - Class III                                                              -                (1,117,606)
       Net realized gains - Class III                                                           (56,869)                        -
                                                                                    --------------------      --------------------
                                                                                                (56,869)               (1,117,606)
                                                                                    --------------------      --------------------

Net share transactions - Class III (Note 5)                                                   3,442,979                12,699,670
                                                                                    --------------------      --------------------

       Total increase (decrease) in net assets                                               33,472,582                (7,980,063)


NET ASSETS:
       Beginning of period                                                                   31,718,289                39,698,352
                                                                                    --------------------      --------------------

       End of period (including accumulated undistributed net
           investment income of $29,179 and distributions in excess of
           net investment income of $41,489, respectively)                        $          65,190,871     $          31,718,289
                                                                                    ====================      ====================


             See accompanying notes to the financial statements.              11

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                       YEAR ENDED FEBRUARY 28/29,
                                                    ------------------------------------------------------------------------
                                                           2000                   1999                        1998*
                                                    ------------------     -------------------     -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $             5.74     $              8.61      $                  10.00
                                                    ------------------     -------------------     -------------------------

Income from investment operations:
  Net investment income                                          0.05                    0.23                          0.03 +
  Net realized and unrealized gain (loss)                        5.63                   (2.94)                        (1.42)
                                                    ------------------     -------------------     -------------------------

       Total from investment operations                          5.68                   (2.71)                        (1.39)
                                                    ------------------     -------------------     -------------------------

Less distributions to shareholders:
    From net investment income                                    -                     (0.16)                          -
    From net realized gains                                     (0.01)                    -                             -
                                                    ------------------     -------------------     -------------------------

       Total distributions                                      (0.01)                  (0.16)                          -
                                                    ------------------     -------------------     -------------------------

NET ASSET VALUE, END OF PERIOD                     $            11.41     $              5.74     $                    8.61
                                                    ------------------     -------------------     -------------------------
                                                    ------------------     -------------------     -------------------------

TOTAL RETURN (a)                                               98.96%                 (31.60%)                      (13.90%)***


RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)              $           65,191     $            31,718     $                  39,698
    Net expenses to average
       daily net assets                                         1.28%                   1.27%                         1.65% ** (b)
    Net investment income to average
       daily net assets                                         0.54%                   3.65%                         0.78% **
    Portfolio turnover rate                                      157%                    158%                           56%
    Fees and expenses voluntarily waived or
       borne by the Manager consisted of
       the following per share amounts:            $             0.01     $              0.02     $                    0.03

+     Computed using average shares outstanding throughout the period.
*     Period from August 29, 1997 (commencement of operations) to February 28,
      1998.
**    Annualized
***   Not annualized.
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the manager, which approximate .16% of average daily net assets.



12            See accompanying notes to the financial statements.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Evolving Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries of Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets"). The Fund's benchmark is the IFC Investable Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts,

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000, there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, there were no outstanding futures contracts.

     INDEXED SECURITIES
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

      SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves,

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of the open swap agreements as of February 29, 2000.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $59,998 for potential capital gains and repatriation taxes at February 29, 2000. The accrual for capital gains and repatriation taxes is included in net unrealized gain in the Statement of Operations. The Fund has incurred $44,959 related to repatriation taxes which is included in net realized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency transactions and foreign taxes.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

            Accumulated
          Undistributed Net               Accumulated Net Realized
          Investment Income                     Gain/(Loss)                         Paid-in Capital
     ---------------------------         --------------------------            --------------------------
             $(209,564)                          $210,900                              $(1,336)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. The fees will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $145,161 in purchase premiums and $22,763 in redemption fees. There is no premium for reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .20% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     Investments in securities of emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of .80% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .65% of average daily net assets.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $564.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, were as follows:

                                                                         Purchases                Proceeds
                                                                    -------------------   ------------------------
      U.S. Government securities                                    $       800,128       $         1,756,813
      Investments (non-U.S. Government securities)                       75,922,876                72,564,734

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Appreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
             $56,659,413                      $11,952,394                     $5,940,069                      $6,012,325

4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 62% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                            Year Ended                                    Year Ended
                                        February 29, 2000                             February 28, 1999
                             ---------------------------------------        ---------------------------------------
     Class III:                    Shares               Amount                     Shares              Amount
                             ------------------   ------------------        ------------------   ------------------
     Shares sold                       905,894  $         9,227,832                 3,158,638  $        26,166,632

     Shares issued to
     shareholders in
     reinvestment of
     distributions                       4,836               54,017                   134,305              804,354

     Shares
     repurchased                      (723,935)          (5,838,870)               (2,378,020)         (14,271,316)
                             ------------------   ------------------        ------------------   ------------------

     Net increase                      186,795  $         3,442,979                   914,923  $        12,699,670
                             ------------------   ------------------        ------------------   ------------------
                             ------------------   ------------------        ------------------   ------------------

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

6.  FINANCIAL INSTRUMENTS

      A summary of outstanding financial instruments at February 29, 2000 is as follows:


      SWAP AGREEMENTS

                                                                                                            Net
           Notional            Expiration                                                                Unrealized
            Amount                Date                         Description                              Appreciation
     -------------------- ------------------- ----------------------------------------------  -------------------------------
     TOTAL RETURN SWAPS

     $    630,443                3/31/00      Agreement with Credit Agricole Indosuez (W.I.         $         151,065
                                              Carr) dated 3/16/99 to receive (pay) the
                                              notional amount multiplied by the return on
                                              the MSCI Taiwan Index and to pay the notional
                                              amount multiplied by 3 month LIBOR adjusted
                                              by a specified spread.

           620,216               3/31/00      Agreement with Credit Agricole Indosuez (W.I.                   148,548
                                              Carr) dated 3/17/99 to receive
                                              (pay) the notional amount
                                              multiplied by the return on the
                                              MSCI Taiwan Index and to pay the
                                              notional amount multiplied by 3
                                              month LIBOR adjusted by a specified
                                              spread.
                                                                                                    -----------------
                                                                                                   $         299,613
                                                                                                    -----------------
                                                                                                    -----------------

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------

For the fiscal year ended February 29, 2000, all of the Fund's distributions are from net capital gain dividends.

The Fund has elected to defer to March 1, 2000 post-October currency losses of $17,894.

GMO EVOLVING COUNTRIES FUND
(A Series of GMO Trust)


PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham and Mr. Arjun Divecha are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Divecha is the principal of Dancing Elephant Ltd., which serves as consultant to the Fund. Dancing Elephant Ltd. has an exclusive consulting management agreement with GMO.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE


The Class III shares of the GMO Evolving Countries Fund returned 99.0% for the fiscal year ended February 29, 2000. The Fund's benchmark, the IFC Investable Composite, returned 67.9% during the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities throughout the period.

After a difficult 1998, emerging markets returned an impressive 67.9% for the fiscal year, outperforming the S&P 500 by 56.2%. Strong macroeconomic numbers (huge trade surpluses, lower than expected inflation) from Asia completely changed sentiment in emerging markets. There were huge divergences in market returns, ranging from China gaining 200% to Philippines losing 15% (in U.S. dollars) of its value.

Our outperformance of 31% came mainly from country selection, which added 20%, while our stock selection models added 11%. Of our four country selection models, the value and momentum models outperformed strongly, while macroeconomic models slightly underperformed.

Most of our outperformance in country selection came from overweighting Brazil, Indonesia and Korea and underweighting Greece. We began the year moderately overweight in Brazil (+2%) and heavily overweight Korea (+7%). We have gradually increased our weighting in Brazil. Brazil rose 120% during the fiscal year while Korea climbed 91%. Our 6% average underweight in Greece added significant value as the market rose approximately 26%, underperforming the benchmark by 40%. After being overweight in Korea over the last 2 years, we have been reducing our position there and are now underweight by 3%. Our other significant positions - an overweight in Thailand (+6%) and an underweight in Mexico (-5%) - hurt performance. Thailand rose only 22% while Mexico gained 77% for the period.

Stock selection added 11% to performance despite a difficult year for value stocks. Overall, value stocks underperformed the Index by 7% as the technology and telecommunications mania in developed markets spilled over to emerging markets. The Indonesian bank recapitalization process led to one of our holdings quintupling in value, contributing significantly to stock selection.


OUTLOOK

The first leg of the current emerging markets rally (the IFC Investable Composite has risen 106% since September 1998) has been centered around liquidity and confidence. Investors soon realized that, though they suffered huge losses during the crisis in 1998, Asian and other emerging economies would not continue their free fall but would in fact resume rapid growth.

We believe the rally thus far has been fueled less by earnings growth or corporate restructuring than it has by revaluing markets and currencies that were priced for destruction. Empirical research shows that markets after a collapse tend to have a stronger second year than the first year. This holds true for both developed and emerging markets. We have long argued that it takes an economy four to ten quarters to realize the full benefits of currency devaluation as it takes exporters this long to increase capacity and procure orders. During this period, the premium price of imports forces a resumption of local spending, which inevitably benefits local producers. We have seen this pattern in India (1993), Mexico (1994) and Thailand (1998) and are now starting to see the same effect in Brazil and Russia.

In the coming year we expect to see most emerging economies grow strongly and corporate earnings increase sharply in tandem. Additionally, most emerging countries with undervalued currencies are running large and increasing trade surpluses. For a few large markets, notably Brazil, Indonesia, Turkey and Russia, we are likely to see significant decreases in both nominal and real interest rates as a result of falling inflation. The corporate restructuring in Korea and India and the resulting benefits have set a pattern for other countries to follow. In an environment of global growth, each of these factors supports our continued enthusiasm for this asset class.

Within Asia, we prefer countries that are likely to have economic growth that will surprise on the upside. These markets, including Indonesia, Malaysia and Thailand, have not participated in the recent rally. Indonesia, trading at under five times peak earnings, could be the most explosive market over the next 5 years. On the other hand, we have been reducing our position in Korea as its double-digit GDP growth and 25% rise in industrial production may soon force interest rate hikes to cool the economy. India's technology boom mirrors the Internet hysteria in the U.S., and we continue to reduce our position there, though parabolic moves in some of these stocks have kept us overweight. We are cautiously reducing our underweight in Turkey, anticipating it may take several months to see whether the IMF program will be successful.

In Latin America we are positive about Brazil. The government response to the January 1999 currency crisis has led to an improved trade balance and controlled inflation. Earnings growth is likely to be strong in 2000, exceeding current expectations. Though the Mexican economy has benefited from solid policymaking and robust exports to the U.S., the peso is the most overvalued of all emerging currencies. Because the stock market is also expensive, we are underweight by 5.2% relative to the benchmark in Mexico.

The technology and telecommunications mania has continued to make value investing a challenge in the short term. Nevertheless, we are confident that our emphasis on buying cheap countries and companies will continue to produce excellent long-term returns.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 GMO EVOLVING COUNTRIES FUND CLASS III SHARES AND THE IFC INVESTABLE COMPOSITE
                            AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                         Average Annual Total Return
--------------------------------------------------------------------------------
                      1yr                       Since Inception
--------------------------------------------------------------------------------
                                                    8/29/97
                     94.99%                          5.68%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date          Evolving Countries Fund-III              IFC Investable Composite
  ----          ---------------------------              ------------------------
 8/29/97                    9840                                  10000
 9/30/97                    9899                                  10327
12/31/97                    8000                                   8333
 3/31/98                    8826                                   8918
 6/30/98                    6278                                   7025
 9/30/98                    4896                                   5500
12/31/98                    6077                                   6497
 3/31/99                    6542                                   7207
 6/30/99                   10519                                   8919
 9/30/99                    9197                                   8640
12/31/99                   11832                                  10860
 2/29/00                   11483                                  10850

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------
[caad 234]A

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Foreign Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    COMMON STOCKS - 95.3%
                    AUSTRALIA - 4.0%
          363,591   Australia and New Zealand Banking Group Ltd                                  2,235,227
          548,362   British American Tobacco Berhad                                              4,074,996
          501,000   Burswood Ltd                                                                   187,690
          129,100   Caltex Australia Ltd                                                           170,467
          383,140   Capral Aluminum Ltd                                                            445,198
          551,992   Email Ltd                                                                      698,352
          490,510   Foodland Associated                                                          2,274,413
        2,232,929   Goodman Fielder Ltd                                                          1,604,483
           76,000   Lihir Gold Ltd ADR *                                                           722,000
        3,365,000   Menzies Gold NL *                                                              268,660
        2,128,012   MIM Holdings Ltd                                                             1,346,126
          300,000   National Australia Bank Ltd                                                  3,942,843
          296,888   Newcrest Mining Ltd *                                                          793,152
        2,933,091   Oil Search Ltd *                                                             2,918,200
        1,569,200   Orogen Minerals Ltd                                                          1,493,772
           54,000   Orogen Minerals Ltd GDR 144A                                                   499,500
        4,818,371   Pasminco Ltd *                                                               3,314,307
          370,081   Publishing & Broadcasting Ltd                                                3,452,917
        3,786,403   Qantas Airways Ltd                                                           8,278,493
        1,426,276   Western Mining Corp Holdings Ltd                                             5,360,798
          813,047   Westpac Banking Corp                                                         5,193,061
                                                                                        -------------------
                                                                                                49,274,655
                                                                                        -------------------
                    AUSTRIA - 0.2%
           38,220   Bank Austria AG                                                              1,663,193
            4,827   Oesterreichische Brau Beteiligungs AG                                          186,352
            7,170   RHI AG                                                                         194,179
            3,072   RHI AG (New Shares) *                                                           82,073
            4,264   VA Technologie AG (Bearer)                                                     252,057
           26,160   Wienerberger Baustoffindustrie AG                                              483,562
                                                                                        -------------------
                                                                                                 2,861,416
                                                                                        -------------------
                    BELGIUM - 1.6%
           18,144   Almanij NV                                                                     688,245
           25,192   Cie Francois de Enterprises                                                  4,052,776
            7,334   Credit Commercial Dexia                                                        999,104
           17,668   Electrabel SA                                                                4,774,670
           96,135   Fortis                                                                       2,406,403
          100,135   Fortis Strip *                                                                     964
           17,437   GIB Holdings Ltd                                                               520,412
            5,649   Groupe Bruxelles Lambert NPV                                                 1,225,311
           15,883   Kredietbank NPV                                                                607,067
           24,172   Solvay et Cie                                                                1,682,536
           62,409   UCB SA                                                                       2,129,987
                                                                                        -------------------
                                                                                                19,087,475
                                                                                        -------------------


              See accompanying notes to the financial statements.              1

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    BRAZIL - 0.6%
           38,500   Cia Paranaense de Energia ADR                                                  358,531
          219,200   Tele Norte Leste Participacoes ADR                                           5,589,600
          109,800   Ultrapar Participacoes SA ADR                                                1,331,325
                                                                                        -------------------
                                                                                                 7,279,456
                                                                                        -------------------
                    CANADA - 1.4%
           98,720   Abitibi Consolidated Inc                                                       870,859
           26,100   Alcan Aluminum Ltd *                                                           857,109
           81,893   Alliance Forest Products Inc (a) *                                           1,066,697
           91,000   AUR Resources Inc *                                                            124,176
          295,000   Boliden Ltd *                                                                  662,784
           55,157   Cambridge Shopping Centres Ltd *                                               319,310
           23,500   Canada Life Financial Corp 144A                                                370,882
           61,581   Canadian Hotel Income Properties                                               356,499
           63,000   Canadian Occidental Petroleum Ltd                                            1,167,953
           73,264   Concord Pacific Group *                                                         33,325
           43,000   Falconbridge Ltd                                                               613,439
          101,500   Iamgold (International African Mining Gold) *                                  220,348
           90,000   Inco Ltd *                                                                   1,572,364
           80,000   Industrial-Alliance Life Insurance Co *                                        904,204
          220,100   KAP Resources Ltd (b) *                                                          2,275
           79,000   Manulife Financial Corp                                                        974,569
          200,000   Meridian Gold Inc *                                                          1,219,848
           67,137   Oxford Properties Group *                                                      545,980
          109,000   Rothmans Inc                                                                 1,220,710
          633,600   Semi-Tech Class A (b) *                                                         10,917
           38,800   St Laurent Paperboard *                                                        699,256
          124,300   Tembec Inc Class A *                                                         1,237,860
           97,000   TimberWest Forest Corp                                                         594,969
           62,740   Trizec Hahn Corp (Sub-Voting)                                                  918,832
          192,000   TVX Gold Inc *                                                                 145,555
           78,300   Ulster Petroleums Ltd *                                                        366,947
                                                                                        -------------------
                                                                                                17,077,667
                                                                                        -------------------
                    FINLAND - 0.6%
           21,900   Huhtamaki Oyj Class I                                                          727,406
           76,500   Merta Serla Oyj                                                                673,901
          182,100   Metso Oyj *                                                                  2,384,308
          182,150   Oyj Hartwall Abp                                                             2,700,620
           42,500   UPM-Kymmene Oyj                                                              1,178,406
                                                                                        -------------------
                                                                                                 7,664,641
                                                                                        -------------------


2             See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    FRANCE - 7.3%
           29,853   Alcatel Alsthom Cie Generale d'Electricite SA                                6,989,805
           53,242   Aventis SA Class A                                                           2,716,713
           12,940   Axa SA                                                                       1,625,767
           39,271   Banque Nationale de Paris                                                    3,100,269
           53,495   BIC SA                                                                       2,335,630
            3,228   Bouygues                                                                     2,688,210
            5,882   Cap Gemini SA                                                                1,619,588
            5,442   Chargeurs International SA                                                     302,307
            5,630   Christian Dior                                                               1,151,810
           15,281   Club Mediterranee SA *                                                       1,756,587
            3,351   Colas SA                                                                       583,938
           68,117   Compagnie Generale d'Industrie et de Participations                          4,574,180
            3,073   Elf Gabon                                                                      275,143
            7,764   Eridania Beghin-Say SA                                                         651,802
          661,570   Eurotunnel SA Units (Bearer) *                                                 815,266
           20,107   France Telecom SA                                                            3,242,467
           17,482   Gaz et Eaux                                                                  1,009,848
            6,789   Groupe Danone                                                                1,364,740
            2,299   Guyenne et Gascogne                                                            847,718
            6,054   Imetal                                                                         716,904
            8,290   Labinal SA                                                                     682,392
            9,780   Lafarge Coppee SA                                                              729,716
           32,610   Lagardere Groupe                                                             3,067,319
            2,441   LVMH (Louis Vuitton Moet Hennessy)                                             905,953
           43,484   Michelin SA Class B                                                          1,357,657
           26,833   Pechiney SA Class A                                                          1,565,508
           17,367   Pernod Ricard                                                                  877,804
           19,292   Peugeot SA                                                                   3,976,559
            9,740   Pinault Printemps Redoute                                                    1,960,769
           14,600   Renault SA                                                                     581,925
           10,530   Saint-Gobain                                                                 1,464,906
            5,565   Sidel (Bearer)                                                                 455,405
           27,663   Sophia (EX-SFI) *                                                              660,487
           33,065   SPIE Batignolles                                                             2,132,833
           60,320   Suez Lyonnaise des Eaux                                                      9,930,497
           20,719   Suez Lyonnaise des Eaux Strip *                                                    199
            6,315   Sylea (Bearer)                                                                 210,360
            8,830   Technip SA                                                                     965,723
           62,544   Thomson CSF                                                                  2,468,784
          113,783   Total Fina SA                                                               15,062,380
           93,950   Usinor Sacilor                                                               1,370,323
            3,460   Vallourec                                                                      139,907
           24,686   Worms et Compagnie SA                                                          396,900
                                                                                        -------------------
                                                                                                89,332,998
                                                                                        -------------------


              See accompanying notes to the financial statements.              3

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    GERMANY - 6.6%
          119,600   Adidas Salomon AG                                                            6,355,998
          128,500   Bankgesellschaft Berlin AG *                                                 2,035,085
           43,990   Bayer AG                                                                     1,831,697
           84,400   Bayerische Motoren Werke AG                                                  2,161,412
           33,300   Brau und Brunnen *                                                           1,251,926
          101,500   Celanese AG *                                                                2,013,014
          128,000   Commerzbank AG                                                               4,559,584
          360,810   Continental AG                                                               5,940,024
           63,800   DaimlerChrysler AG                                                           4,324,211
           13,200   DePfa Deutsche Pfandbriefbank AG                                             1,054,789
           79,555   Deutsche Bank AG                                                             6,694,104
          165,940   Dredsner Bank AG                                                             7,955,985
            3,331   Koelnische Rueckversicherungs-Gesellschaft AG (New Shares)                   2,501,398
            9,945   Koelnische Rueckversicherungs-Gesellschaft AG (Registered)                   7,468,148
          201,750   K&S AG                                                                       2,521,168
          168,500   Lufthansa AG                                                                 3,758,716
           79,200   Metallgesellschaft                                                           1,490,684
           55,000   Rheinmetall AG                                                                 540,103
          152,460   RWE AG                                                                       5,093,296
          268,000   Stinnes AG *                                                                 4,824,918
          136,600   Veba AG                                                                      6,102,141
                                                                                        -------------------
                                                                                                80,478,401
                                                                                        -------------------
                    GREECE - 0.0%
           38,400   Hellenic Telecommunications ADR                                                576,000
                                                                                        -------------------

                    HONG KONG - 3.7%
        7,460,882   Akai Holdings Ltd *                                                            167,762
        2,562,400   Amoy Properties Ltd                                                          1,440,420
          805,000   CLP Holdings Ltd                                                             3,547,759
          293,000   Goldlion Holdings Ltd                                                           27,859
        1,580,800   Hang Lung Development Co Ltd                                                 1,228,843
          609,000   Henderson Land Development Co Ltd                                            2,590,058
        1,265,000   HKR International Ltd                                                          621,707
        2,796,587   Hong Kong Electric Holdings Ltd                                              8,534,068
        4,891,641   Hong Kong Land Holdings                                                      6,212,384
        1,044,358   Hysan Development Co Ltd                                                     1,086,922
          302,000   Jardine International Motor Holdings Ltd                                        92,158
          487,712   Jardine Matheson Holdings Ltd                                                1,706,992
          875,263   Jardine Strategic Holdings Ltd                                               1,382,916
        1,110,266   Liu Chong Hing Bank Ltd                                                        998,595
        1,050,000   New World Infrastructure *                                                   1,180,488
          220,000   Orient Overseas International Ltd *                                             98,936


4             See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    HONG KONG - CONTINUED
        3,704,073   Regal Hotels International Ltd *                                               271,280
        5,827,000   South China Morning Post Ltd                                                 5,802,443
          681,500   Swire Pacific Ltd Class A                                                    3,266,170
        2,844,500   Swire Pacific Ltd Class B                                                    1,845,701
        1,737,000   Wharf Holdings Ltd                                                           2,979,513
          779,000   Wheelock and Co Ltd                                                            520,481
                                                                                        -------------------
                                                                                                45,603,455
                                                                                        -------------------
                    HUNGARY - 0.1%
            9,700   Egis Rt                                                                        458,165
           48,000   Mol Magyar Olaj es Gazipari Rt (New Shares)                                    910,481
                                                                                        -------------------
                                                                                                 1,368,646
                                                                                        -------------------
                    INDIA - 2.7%
          111,353   Asian Paints Ltd                                                               957,491
           89,415   Bajaj Auto Ltd *                                                               613,032
          248,950   Bharat Heavy Electricals Ltd                                                   822,008
          156,100   Bharat Petrol Corp                                                             994,344
          254,000   Container Corp of India                                                      1,269,672
          742,650   Corporation Bank                                                             1,726,727
          385,000   Gas Authority of India Ltd GDR 144A *                                        3,753,750
          290,069   Grasim Co *                                                                  2,055,234
        1,507,920   Great Eastern Shipping Co                                                      618,918
          182,105   Hindustan Petroleum Corp Ltd                                                   598,161
           91,052   Hindustan Petroleum Corp Ltd (New Shares) *                                    276,113
          150,000   Indian Hotels Co Ltd                                                           892,029
          562,771   Indo Gulf Corp Ltd                                                             603,274
          629,097   Industrial Credit & Investment Corp of India Ltd *                           2,365,718
           50,000   Mahanagar Telephone Nigam                                                      326,636
           20,200   Mahanagar Telephone Nigam GDR 144A *                                           391,375
           59,007   Mahindra & Mahindra GDR (Registered) (a)                                       755,290
          100,000   Oil & Natural Gas Corp Ltd *                                                   376,164
          238,491   Reliance Industries                                                          1,692,521
          186,000   State Bank of India                                                            963,880
          141,800   Videsh Sanchar Nigam Ltd                                                     7,000,057
          115,000   Videsh Sanchar Nigam Ltd GDR 144A                                            4,226,250
                                                                                        -------------------
                                                                                                33,278,644
                                                                                        -------------------
                    INDONESIA - 0.2%
        1,401,000   Indah Kiat Pulp & Paper *                                                      386,808
        9,600,000   Matahari Putra Prima Tbk *                                                   1,292,929
          690,404   PT Daya Guna Samudera *                                                        146,449
           35,700   PT Indosat (Persero) Tbk Class B ADR                                           640,369
          300,000   Tambang Timah Persero (Foreign Registered)                                     139,394
                                                                                        -------------------
                                                                                                 2,605,949
                                                                                        -------------------


              See accompanying notes to the financial statements.              5

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    IRELAND - 0.1%
          172,335   Allied Irish Banks Plc                                                       1,413,600
           80,000   Eircom Plc                                                                     352,521
                                                                                        -------------------
                                                                                                 1,766,121
                                                                                        -------------------
                    ITALY - 6.2%
           93,061   Assicurazioni Generali SPA                                                   2,531,044
           68,334   Banca Commerciale Italiana SPA                                                 289,470
           65,113   Banca di Legano SPA                                                            298,393
          428,990   Banca Intesa SPA                                                             1,573,569
          140,039   Banca Nazionale Del Lavoro SPA *                                               505,585
          236,958   Banca Toscana                                                                  707,207
          416,369   Banco Ambrosiano Veneto SPA (Non Convertible)                                  861,847
           79,292   Beni Stabili SPA *                                                              42,673
          159,857   Buzzi Unicem SPA *                                                             592,524
          758,012   Credito Italiano                                                             2,795,042
          168,447   Danieli and Co SPA (Non Convertible)                                           379,483
          228,852   Edison SPA                                                                   2,141,581
          446,652   ENI SPA                                                                      2,076,969
           27,984   Ericsson SPA                                                                 1,749,857
          146,530   Falck Acciaierie and Ferriere Lombarde                                       1,107,413
           46,290   Fiat SPA                                                                     1,408,276
            2,907   Fiat SPA (Non Convertible)                                                      41,869
          251,316   Grouppo Editoriale L'Espresso                                                5,860,137
           86,303   IFIL Finanziaria di Partecipazioni SPA (Non Convertible)                       393,007
          131,669   Immsi SPA *                                                                    301,699
          650,940   Industriali Riunite SPA                                                      3,710,020
          305,204   Istituto Nazionale Delle Assicurazioni                                         633,215
          165,256   Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)                    540,941
          549,422   Italgas SPA                                                                  2,909,258
           76,677   La Rinascente SPA                                                              389,774
          154,999   Magneti Marelli SPA                                                            589,440
          173,101   Mediaset SPA                                                                 4,199,655
           43,386   Mediobanca SPA                                                                 388,460
          462,667   Olivetti and Co SPA *                                                        1,821,820
           58,000   Pagnossin SPA                                                                  184,270
          199,293   RAS SPA                                                                      1,736,417
           53,792   San Paolo IMI SPA                                                              849,327
        1,435,372   Seat Pagine Gialle SPA                                                       6,163,294
          271,669   Sirti SPA                                                                      640,796
          122,196   Societa Assicuratrice Industriale (SAI)                                        484,694
        1,276,706   Telecom Italia Mobile SPA (Non Convertible)                                  6,612,820
          648,492   Telecom Italia SPA                                                          11,369,153
          734,162   Telecom Italia SPA (Non Convertible)                                         5,795,879
           72,569   Toro Assicurazioni                                                             753,852
                                                                                        -------------------
                                                                                                75,430,730
                                                                                        -------------------


6             See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    JAPAN - 27.8%
           39,940   Aiful Corp                                                                   8,402,106
          215,000   Ajinomoto Co Inc                                                             2,368,122
          124,000   Alps Electric Co Ltd                                                         1,127,632
           63,000   Arisawa Manufacturing                                                        1,284,602
          848,000   Asahi Bank                                                                   3,589,459
          297,000   Asahi Breweries Ltd                                                          2,884,703
          378,000   Asahi Chemical Industry Co                                                   2,233,144
           29,000   Bandai Co                                                                    1,111,374
          141,000   Bridgestone Corp                                                             3,151,017
          243,000   Canon Inc                                                                   10,108,871
           38,300   Chubu Electric Power Co Inc                                                    544,229
          366,000   Chugai Pharmaceutical Co Ltd                                                 5,597,196
           36,580   Circle K Japan Co Ltd                                                        1,395,205
          132,400   Credit Saison Co                                                             2,074,192
          262,000   Dainippon Ink & Chemicals Inc                                                  932,520
          104,000   Dainippon Printing Co Ltd                                                    1,557,326
          796,000   Daiwa Securities Co Ltd                                                     12,644,122
              692   East Japan Railway Co                                                        3,124,409
          188,000   Fuji Heavy Industries Ltd                                                    1,199,654
          115,000   Fuji Photo Film Co Ltd                                                       5,056,210
          166,000   Fujitec Co                                                                   1,453,662
          156,000   Fujitsu Ltd                                                                  5,183,196
           26,000   H I S Co Ltd                                                                 1,940,740
           69,000   Hitachi Information Systems                                                  4,051,249
          466,000   Hitachi Ltd                                                                  6,358,691
          390,000   Honda Motor Co Ltd                                                          12,780,474
          152,000   Hosiden Corp                                                                 8,066,633
           30,000   Hoya Corp                                                                    2,449,593
          125,000   INAX Corp                                                                      636,066
           72,000   Japan Airport Terminal Co Ltd                                                  564,963
          266,000   Kao Corp                                                                     7,058,304
          308,000   Komatsu Ltd                                                                  1,362,596
        1,246,000   Marubeni Corp                                                                5,069,974
          272,000   Matsushita Electric Industrial Co Ltd                                        7,923,171
          594,000   Minebea Co Ltd                                                               6,840,016
          223,000   Minolta Co Ltd                                                                 880,998
          315,000   Mitsubishi Corp                                                              2,325,474
          532,000   Mitsui Petrochemical Industries Ltd                                          3,840,299
          235,000   Mitsui & Co                                                                  1,454,645
           72,000   Nihon Unisys Ltd                                                             1,966,228
          649,000   Nikko Securities                                                             8,371,335
           37,400   Nintendo Co Ltd                                                              8,167,366


              See accompanying notes to the financial statements.              7

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    JAPAN - CONTINUED
          177,000   Nippon Express Co Ltd                                                        1,182,632
          135,000   Nippon Meat Packers Inc                                                      1,241,182
          334,000   Nippon Mining & Metals Co Ltd                                                2,401,893
              655   Nippon Telegraph & Telephone                                                 9,062,856
            3,510   Nippon Television Network                                                    4,856,584
          111,000   NSK Ltd                                                                        767,921
              389   NTT Mobile Communication Network Inc                                        15,686,769
          385,000   Oki Electric Industry *                                                      2,302,535
          130,000   Onward Kashiyama Co Ltd                                                      1,255,564
           80,500   Orix Corp                                                                   13,922,898
           24,988   Paris Miki Inc                                                               1,956,186
          113,000   Pioneer Electronics Corp                                                     3,589,914
           33,000   Rinnai Corp                                                                    549,725
           44,100   Rohm Co Ltd                                                                 14,311,274
        1,218,000   Sakura Bank Ltd                                                              6,951,764
           48,000   Sanrio Co Ltd                                                                1,922,534
          140,000   Sekisui House Ltd                                                            1,045,014
          119,000   Shibusawa Warehouse                                                            281,644
           36,000   Shimachu Co                                                                    360,475
          167,750   Shin-Etsu Chemical Co Ltd                                                    9,085,727
          183,000   Shionogi and Co Ltd                                                          2,615,357
           68,000   Showa Corp                                                                     241,409
           19,100   SMC                                                                          3,546,857
          164,000   Snow Brand Milk Products Co Ltd                                                688,216
           19,000   Sony Corp                                                                    5,621,046
           79,000   Sumitomo Bakelite Co Ltd                                                       898,912
          271,000   Sumitomo Corp                                                                3,004,670
          470,000   Sumitomo Trust & Banking                                                     2,656,866
           45,000   Suzuki Motor Corp                                                              727,914
          177,000   Takeda Chemical Industries Ltd                                               9,989,532
           92,000   TDK Corp                                                                     8,801,784
          210,000   Terumo Corp                                                                  5,467,207
           26,000   Tokyo Broadcasting System Inc                                                1,185,745
           45,100   Tokyo Seimitsu Co Ltd                                                        5,833,790
           53,000   Toppan Printing Co Ltd                                                         522,498
          112,000   Tsubaki Nakashima Co Ltd                                                     1,131,674
           15,000   Unicharm Corp                                                                  953,075
          208,000   UNY Co Ltd                                                                   1,514,724
          139,000   Ushio Inc                                                                    3,036,730
              316   West Japan Railway Co                                                          943,498
          145,000   Yamaha Corp                                                                    993,901
          370,000   Yamanouchi Pharmaceutical Co Ltd                                            17,682,400
          114,000   Yamato Kogyo Co                                                                421,319
                                                                                        -------------------
                                                                                               340,345,981
                                                                                        -------------------


8             See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    KOREA - 0.6%
              390   Daehan Flour Mill                                                               13,550
           57,929   Hana Bank GDR                                                                  427,226
           19,865   Hansol Paper Manufacturing Ltd                                                 144,012
           58,383   Hyundai Electronics Industries *                                               923,925
           40,000   Hyundai Motor Co                                                               426,132
           91,044   Hyundai Motor Co GDR                                                           496,190
           41,000   Hyundai Motor Co GDR 144A *                                                    146,575
           71,528   Kookmin Bank GDR 144A (Registered)                                             808,266
               68   Korea Trust *                                                                  408,000
            6,693   LG Investments and Securities Co Ltd                                           119,528
           22,290   Nhong Shim                                                                     847,375
           42,890   Pacific Chemical Corp                                                          678,744
          178,373   Shinhan Bank                                                                 1,703,138
           14,880   Sindoricom Co Ltd                                                              420,969
                                                                                        -------------------
                                                                                                 7,563,630
                                                                                        -------------------
                    MALAYSIA - 0.6%
          700,800   Genting Berhad                                                               3,098,274
          315,000   New Straits Times                                                            1,326,316
          407,000   Resorts World Berhad                                                         1,478,053
          477,000   Tanjong                                                                      1,198,776
                                                                                        -------------------
                                                                                                 7,101,419
                                                                                        -------------------
                    MEXICO - 0.3%
        1,540,000   Controladora Comercial Mexicana SA de CV Classes B and C                     1,479,505
           89,400   Nuevo Grupo Iusacell SA ADR *                                                1,899,750
                                                                                        -------------------
                                                                                                 3,379,255
                                                                                        -------------------
                    NETHERLANDS - 5.2%
          137,263   ABN Amro Holdings NV                                                         2,841,224
           50,929   Aegon NV                                                                     3,510,684
           77,312   Akzo Nobel NV                                                                2,978,029
          119,058   ASM International NV *                                                       3,884,267
           14,410   Bam Groep                                                                      728,344
           45,964   Dordtsche Petroleum                                                          2,267,907
           95,422   Elsevier NV                                                                  1,010,543
           13,329   Fugro NV                                                                       708,995
           56,682   Hal Trust Class B                                                              965,900
           66,932   Hal Trust (Participating Certificates)                                       1,140,566
           43,865   Hunter Douglas NV                                                            1,055,776
           26,360   ING Groep NV                                                                 1,332,857
           44,664   Kon Bolswessanen                                                               481,603
           73,531   Koninklijke KPN NV                                                           9,348,080
           67,743   Koninklijke Philips Electronics                                             12,538,463
           23,173   Koninklijke Philips Electronics ADR                                          4,437,630


              See accompanying notes to the financial statements.              9

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    NETHERLANDS - CONTINUED
           83,507   Koninklijke Volker Wessels                                                   1,326,540
           96,930   Laurus NV                                                                    1,185,156
               86   Moeara Enim Petroleum                                                        2,103,031
           51,843   Royal Dutch Petroleum                                                        2,709,714
           62,692   TNT Post Group NV                                                            1,553,582
           11,683   Unilever NV                                                                    531,459
           36,181   Van Ommeren Vopak *                                                            851,673
           30,242   Vendex NV                                                                      521,458
          100,000   Wegener Arcade NV                                                            1,920,686
           29,107   Wereldhave NV                                                                1,181,160
                                                                                        -------------------
                                                                                                63,115,327
                                                                                        -------------------
                    NEW ZEALAND - 1.6%
          461,000   Air New Zealand Class B                                                        470,109
        6,853,617   Brierley Investment Ltd                                                      1,231,403
        1,268,587   Carter Holt Harvey Ltd                                                       1,225,891
           38,750   DB Group Ltd                                                                    53,064
          224,448   Fisher and Paykel Industries Ltd                                               681,200
        1,365,110   Fletcher Challenge Buildings                                                 1,537,922
        1,299,050   Fletcher Challenge Energy                                                    2,807,143
        2,865,891   Fletcher Challenge Ltd *                                                       779,339
        2,874,521   Fletcher Challenge Paper                                                     2,010,049
          273,307   Lion Nathan Ltd                                                                492,383
        1,683,750   Telecom Corp of New Zealand                                                  6,949,847
        7,039,327   Trans Tasman Properties Ltd *                                                  786,208
          485,082   Wrightson Ltd *                                                                 91,867
                                                                                        -------------------
                                                                                                19,116,425
                                                                                        -------------------
                    NORWAY - 0.5%
           30,000   Norsk Data AS Class B ADR (b) *                                                    300
          286,100   Petroleum Geo-Services *                                                     4,484,968
          136,000   Prosafe ASA *                                                                1,653,693
                                                                                        -------------------
                                                                                                 6,138,961
                                                                                        -------------------
                    PORTUGAL - 0.2%
          193,000   Portugal Telecom SA                                                          2,744,425
                                                                                        -------------------

                    SINGAPORE - 0.3%
        3,019,546   Dairy Farm International Holdings Ltd                                        1,706,043
          755,000   Singapore Land Ltd                                                           1,392,876
                                                                                        -------------------
                                                                                                 3,098,919
                                                                                        -------------------
                    SOUTH AFRICA - 1.4%
           20,300   Anglo Gold Ltd                                                               1,052,642
          460,700   Barlow Ltd                                                                   3,376,448
        1,232,606   Goldfields Ltd                                                               5,711,636
          438,853   Liberty Life Association of Africa Ltd                                       4,274,610


10            See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    SOUTH AFRICA - CONTINUED
        1,004,000   Sanlam Ltd                                                                   1,265,939
        1,065,539   Sun International Ltd                                                          218,324
          125,700   Trencor Ltd                                                                     69,341
          290,500   Western Areas Gold Mining Co Ltd                                               952,354
                                                                                        -------------------
                                                                                                16,921,294
                                                                                        -------------------
                    SPAIN - 3.4%
           13,800   Acerinox SA (Registered)                                                       496,895
          334,732   Banco Bilbao Vizcaya SA                                                      4,866,175
           46,230   Banco Popular Espanol                                                        1,286,279
          496,292   Banco Santander Central Hispano                                              5,208,076
           27,000   Bankinter SA                                                                 1,703,923
          186,548   Endesa                                                                       3,945,792
          129,580   FENOSA SA                                                                    2,682,193
          186,643   Iberdrola SA                                                                 2,341,368
          158,580   Repsol SA                                                                    3,000,022
           91,700   Tabacalera SA Class A                                                        1,024,096
          470,164   Telefonica de Espana SA *                                                   13,511,614
           83,691   Transportes Azkar SA                                                           974,939
                                                                                        -------------------
                                                                                                41,041,372
                                                                                        -------------------
                    SWITZERLAND - 2.8%
            2,298   Banque Cantonale Vaudoise (Bearer)                                             647,363
            2,186   Belimo Automation AG                                                           921,097
              379   Bobst AG (Bearer)                                                              488,402
           28,852   Credit Suisse Holdings (Registered)                                          4,591,349
            1,825   Fischer (Georg) AG (Registered)                                                544,743
              291   Flughafen Immobilien                                                           600,872
            3,197   Forbo Holdings AG (Registered)                                               1,314,518
            5,230   Geberit International AG *                                                   1,598,717
           19,660   Hero AG                                                                      2,238,912
              847   Holderbank Financiere Glarus AG (Bearer)                                       929,040
            3,526   Jelmoli (Registered)                                                           906,649
            6,545   Kraftwerk Laufenberg (Bearer)                                                  980,730
            2,149   Merkur Holding AG (Registered)                                                 618,269
            1,781   Nestle AG (Registered)                                                       3,002,849
            2,696   Novartis AG (Registered)                                                     3,432,213
              416   Societe Generale de Surveillance Holding SA (Bearer) *                         770,463
            1,554   Sulzer Gebrueder AG (Registered) *                                           1,012,466
            2,368   Sulzer Medica AG                                                               565,601
            4,003   Swatch Group AG (Bearer)                                                     4,304,353
              168   Swiss Insurance Co                                                             262,311
              627   Swiss Reinsurance (Bearer)                                                   1,007,920
            3,835   Zellweger Luwa AG (Bearer)                                                   2,280,221
            2,591   Zurich Allied                                                                1,097,960
                                                                                        -------------------
                                                                                                34,117,018
                                                                                        -------------------


              See accompanying notes to the financial statements.             11

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    TAIWAN - 0.2%
        2,347,000   Pacific Electric Wire & Cable *                                              2,436,359
          609,500   Standard Foods Taiwan Ltd *                                                    545,436
                                                                                        -------------------
                                                                                                 2,981,795
                                                                                        -------------------
                    THAILAND - 0.2%
          428,900   First Bangkok City (Foreign Registered) (b) *                                      113
        1,291,800   Jasmine International Public Co (Foreign Registered) *                         703,263
          159,000   PTT Exploration and Production Public Co Ltd (Foreign Registered) *            771,743
          487,700   Thai Telephone & Telecommunications (Foreign Registered) *                     131,154
          204,800   Total Access Communication *                                                   790,528
                                                                                        -------------------
                                                                                                 2,396,801
                                                                                        -------------------
                    UNITED KINGDOM - 14.7%
          137,441   Allied Domecq Plc                                                              567,380
          208,321   Allied Zurich Plc                                                            1,770,943
          163,777   Anglian Water Plc                                                            1,151,825
          440,000   Arjo Wiggins Appleton Plc                                                    1,097,477
          119,598   BAA                                                                            711,317
          145,277   Barclays Plc                                                                 3,499,752
          200,170   Bass Plc                                                                     2,121,929
          101,613   Berkley Group                                                                  717,841
          714,086   BG Group Plc                                                                 3,114,144
          865,000   Billiton Plc                                                                 3,536,729
          214,000   Blue Circle Industries                                                       1,441,694
          144,325   BOC Group Plc                                                                2,914,056
          135,200   Boots Co                                                                       982,861
        1,064,998   BP Amoco Plc                                                                 8,196,138
          226,953   BPB Industries Plc                                                             971,833
          113,630   British Aerospace                                                              562,363
          104,859   British Airways Plc                                                            494,952
          399,350   British Energy Plc                                                           1,517,770
          501,600   British Energy Plc (Deferred Shares) *                                               -
           98,490   British Land Co                                                                540,297
          946,855   British Telecom Plc                                                         16,531,964
        1,064,400   British-Borneo Oil & Gas Plc *                                               1,033,394
          650,468   BTR Siebe Plc                                                                2,983,032
          271,708   Cable & Wireless                                                             5,640,454
          133,375   Capital Shopping Centres Plc                                                   725,353
          958,074   Centrica Plc                                                                 3,232,891
          216,381   Commercial Union Plc                                                         2,580,711
          546,432   Cookson Group                                                                1,828,765
        1,241,250   Corus Group Plc                                                              2,057,474
          347,916   Diageo Plc                                                                   2,655,564
           79,000   Dixons Group                                                                 1,696,102


12            See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    UNITED KINGDOM - CONTINUED
          292,000   Enterprise Oil                                                               1,463,566
          315,000   FKI Plc                                                                      1,347,615
          777,000   Gallaher Group Plc                                                           3,081,860
          191,491   Glaxo Wellcome Plc                                                           4,588,873
          278,424   Granada Group Plc                                                            2,804,227
          410,586   Great Portland Estates Plc                                                   1,163,468
          386,139   Great Universal Stores Plc                                                   2,185,338
          172,008   Hanson Plc                                                                   1,103,812
          682,247   HSBC Holdings Plc                                                            7,943,091
          220,136   Imperial Chemical Industries Plc                                             1,690,674
          210,316   Imperial Tobacco Group Plc                                                   1,391,144
          180,000   Johnson Matthey                                                              2,051,614
          652,060   Ladbroke Group                                                               2,385,575
          888,000   Lasmo Plc                                                                    1,328,245
          211,000   Lloyds TSB Group Plc                                                         1,941,945
          265,510   Marconi Plc                                                                  3,309,168
          472,500   Marks & Spencer                                                              1,696,950
          369,600   National Power                                                               2,183,633
          143,000   Norwich Union Plc                                                              882,106
          334,000   Nycomed Amersham Plc                                                         2,627,883
          711,000   Old Mutual Plc *                                                             1,658,518
          160,107   Peninsular & Oriental Steam Navigation Co                                    1,803,392
          170,086   Powergen Plc                                                                 1,172,701
          205,000   Prudential Corp                                                              3,022,641
          105,630   Railtrack Group Plc                                                          1,075,556
          322,500   Rank Group Plc                                                                 804,401
          210,000   Reed International Plc                                                       1,540,723
          196,699   Reuters Holdings Plc                                                         4,251,003
          107,641   RMC Group                                                                    1,240,470
          190,831   Rolls-Royce                                                                    621,339
          312,961   Royal & Sun Alliance Insurance Group                                         1,709,433
          154,000   Sainsbury (J)                                                                  633,307
          195,000   Scottish Hydro-Electric Plc                                                  1,632,304
          350,000   Scottish Power Plc                                                           2,657,657
          153,771   Scottish & Newcastle Plc                                                       996,491
          160,593   Severn Trent Plc                                                             1,337,319
        1,045,000   Shell Transport & Trading (Registered)                                       7,184,397
          350,000   Smith (David S.) Holdings Plc                                                  773,539
          182,224   Smithkline Beecham Plc                                                       2,041,004
          996,000   Stagecoach Holdings Plc                                                      1,450,479
          118,482   Standard Chartered                                                           1,672,152
            2,309   Tarmac Plc                                                                      21,215


              See accompanying notes to the financial statements.             13

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares           Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    UNITED KINGDOM - CONTINUED
          138,263   Thames Water Plc                                                             1,516,969
          226,228   TI Group Plc                                                                 1,202,652
          296,491   Tomkins Plc                                                                    820,267
          167,347   Trinity Mirror Plc                                                           1,862,486
          379,642   Unilever Plc                                                                 2,311,884
          194,500   United News & Media Plc                                                      2,583,804
          194,904   United Utilities                                                             2,013,800
          271,030   Viglen Technology Plc (Entitlement Letters) *                                        -
           62,000   Viridian Group Plc                                                             677,304
          149,000   Whitbread Plc Class A                                                        1,233,723
          488,162   Williams Plc                                                                 2,022,922
          119,146   Wolseley                                                                       576,025
                                                                                        -------------------
                                                                                               180,169,669
                                                                                        -------------------
                    UNITED STATES - 0.2%
          116,000   Freeport-McMoran Copper & Gold *                                             1,595,000
           25,000   Impsat Fiber Networks Inc *                                                    917,188
                                                                                        -------------------
                                                                                                 2,512,188
                                                                                        -------------------

                    TOTAL COMMON STOCKS (Cost $955,104,749)                                  1,166,430,733
                                                                                        -------------------

                    PREFERRED STOCKS - 0.9%
                    BRAZIL - 0.1%
       36,439,529   Gerdau SA                                                                    1,013,182
                                                                                        -------------------

                    GERMANY - 0.5%
           92,800   Bayerische Motoren Werke AG                                                  1,162,355
           33,560   Dyckerhoff AG (Non Voting)                                                     864,290
           29,772   Metro AG Class I                                                               659,249
           23,144   Rheinmetall AG                                                                 191,624
           51,500   Villeroy & Boch AG (Non Voting)                                                456,151
          126,700   Volkswagen AG                                                                2,890,936
                                                                                        -------------------
                                                                                                 6,224,605
                                                                                        -------------------
                    ITALY - 0.1%
           36,213   Fiat SPA                                                                       613,608
           18,541   IFI-Istituto Finanziario                                                       469,464
                                                                                        -------------------
                                                                                                 1,083,072
                                                                                        -------------------
                    KOREA - 0.1%
           22,000   Daewoo Securities Ltd                                                          150,543
           27,310   Dongwon Securities Co                                                          346,474
           46,976   Hyundai Motor Co GDR 144A                                                      300,646
           68,540   Jinro Ltd *                                                                    112,102
           30,000   LG Investment and Securities Co Ltd                                            320,925
           27,230   Shinyoung Securities                                                           344,255
                                                                                        -------------------
                                                                                                 1,574,945
                                                                                        -------------------


14            See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares/
Par Value ($)       Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    THAILAND - 0.1%
        2,300,000   Siam Commercial Bank Ltd *                                                   1,387,905
                                                                                        -------------------


                    TOTAL PREFERRED STOCKS (Cost $14,694,203)                                   11,283,709
                                                                                        -------------------

                    CONVERTIBLE BONDS - 0.3%
                    HONG KONG - 0.1%
 USD      860,000   Sino Land Co, 5.00% due 2/26/01 (a)                                            894,400
                                                                                        -------------------

                    KOREA - 0.0%
 KRW       19,462   Shinhan Bank, 15.00% due 12/02/48 (c)                                          199,592
                                                                                        -------------------

                    MEXICO - 0.0%
 USD      870,000   Grupo Financiero Invermexico, 7.50% due 6/16/01                                 69,600
                                                                                        -------------------

                    SINGAPORE - 0.2%
 USD    1,830,000   Keppel Corp 144A, 2.00% due 8/12/02                                          1,889,475
                                                                                        -------------------


                    TOTAL CONVERTIBLE BONDS (Cost $2,981,266)                                    3,053,067
                                                                                        -------------------

                    INVESTMENT FUNDS - 0.1%
                    INDIA - 0.1%
          157,150   India Fund Class A *                                                         1,302,445
                                                                                        -------------------

                    KOREA - 0.0%
           39,500   Korea Investment Fund                                                          303,656
                                                                                        -------------------


                    TOTAL INVESTMENT FUNDS (Cost $1,095,946)                                     1,606,101
                                                                                        -------------------

                    RIGHTS & WARRANTS - 0.1%
                    CANADA - 0.0%
          116,600   KAP Resources Ltd Class A Warrants 8/05/00 (b) *                                   804
                                                                                        -------------------

                    ITALY - 0.0%
           68,334   Banca Intesa SPA Warrants 11/15/02 *                                           182,892
                                                                                        -------------------

                    THAILAND - 0.1%
        2,300,000   Siam Commercial Bank Ltd Warrants 5/10/02 *                                    561,196
                                                                                        -------------------


                    TOTAL RIGHTS & WARRANTS (Cost $172,885)                                        744,892
                                                                                        -------------------


              See accompanying notes to the financial statements.             15

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000

   Shares/
Par Value ($)       Description                                                               Value ($)
-----------------------------------------------------------------------------------------------------------
                    DEBT OBLIGATIONS - 0.0%
                    UNITED KINGDOM - 0.0%
 GBP      102,000   BG Transco Holdings Plc Index Linked, 4.186% due 12/14/22                      157,786
 GBP      102,000   BG Transco Holdings Plc, 7.00% due 12/16/24                                    160,306
 GBP      102,000   BG Transco Holdings Plc, 7.057% Variable Rate due 12/14/09                     161,397
 GBP       35,888   British Aerospace Plc, 7.45% due 11/30/03                                       56,088
                                                                                        -------------------
                                                                                                   535,577
                                                                                        -------------------

                    TOTAL DEBT OBLIGATIONS (Cost $433,564)                                         535,577
                                                                                        -------------------

                    SHORT-TERM INVESTMENTS - 4.7%
                    CASH EQUIVALENTS - 4.7%
    $   6,900,000   Royal Bank of Canada Time Deposit, 5.81% due 3/01/00                         6,900,000
       50,555,632   The Boston Global Investment Trust (d)                                      50,555,632
                                                                                        -------------------
                                                                                                57,455,632
                                                                                        -------------------

                    TOTAL SHORT-TERM INVESTMENTS (Cost $57,455,632)                             57,455,632
                                                                                        -------------------

                    TOTAL INVESTMENTS - 101.4%
                    (Cost $1,031,938,245)                                                    1,241,109,711

                    Other Assets and Liabilities (net) - (1.4%)                                (17,157,720)
                                                                                        -------------------

                    TOTAL NET ASSETS - 100.0%                                          $     1,223,951,991
                                                                                        -------------------
                                                                                        -------------------

16            See accompanying notes to the financial statements.

     GMO FOREIGN FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (showing percentage of total net assets)
     February 29, 2000


--------------------------------------------------------------------------------


                      NOTES TO THE SCHEDULE OF INVESTMENTS:

                      ADR  American Depositary Receipt
                      GDR  Global Depository Receipt

                      GBP  British Pound
                      KRW  Korean Won
                      USD  United States Dollar

                      (a) Security is restricted as to public resale. The aggregate market value of restricted securities is $2,716,387 or .22% of net assets.

                      (b)  Bankrupt issuer.

                      (c)  Warrants included in position of security.

                      (d) Represents investment of security lending collateral (Note 1).

                           144A Securities exempt from registration under
                                Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                           *  Non-income producing security.







              See accompanying notes to the financial statements.             17

GMO FOREIGN FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

--------------------------------------------------------------------------------


                          At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

                          INDUSTRY SECTOR (UNAUDITED)
                          Telecommunications                     11.1 %
                          Banking                                 9.0
                          Consumer Goods                          8.0
                          Energy Services                         5.6
                          Electronic Equipment                    5.4
                          Utilities                               5.2
                          Conglomerates                           4.8
                          Financial Services                      4.8
                          Health Care                             4.6
                          Chemicals                               3.9
                          Machinery                               3.9
                          Services                                3.6
                          Communications                          3.5
                          Insurance                               3.5
                          Metals and Mining                       3.5
                          Automotive                              2.9
                          Construction                            2.6
                          Transportation                          2.6
                          Retail Trade                            2.1
                          Food and Beverage                       2.1
                          Real Estate                             1.9
                          Computers                               1.7
                          Paper and Allied Products               1.4
                          Aerospace                               0.4
                          Textiles                                0.4
                          Miscellaneous                           1.5
                                                         -------------
                                                                100.0 %
                                                         -------------
                                                         -------------


18            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A Series of GMO Trust)


Statement of Assets and Liabilities - February 29, 2000
----------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $1,031,938,245) (Note 1)              $     1,241,109,711
  Foreign currency, at value (cost $38,113,560) (Note 1)                     36,905,750
  Cash                                                                           58,423
  Receivable for investments sold                                             7,672,360
  Dividends and interest receivable                                           1,354,868
  Foreign withholding taxes receivable                                          853,424
  Receivable for expenses waived or borne by Manager (Note 2)                    91,375
                                                                     -------------------

      Total assets                                                        1,288,045,911
                                                                     -------------------

LIABILITIES:
  Payable upon return of securities loaned (Note 1)                          50,555,632
  Payable for investments purchased                                          12,068,870
  Accrued capital gains taxes payable (Note 1)                                  526,551
  Payable to affiliate for (Note 2):
      Management fee                                                            586,888
      Shareholder service fee                                                   143,158
  Accrued expenses                                                              212,821
                                                                     -------------------

      Total liabilities                                                      64,093,920
                                                                     -------------------

NET ASSETS                                                          $     1,223,951,991
                                                                     -------------------
                                                                     -------------------

NET ASSETS CONSIST OF:
  Paid-in capital                                                   $       983,661,450
  Distributions in excess of net investment income                           (5,741,231)
  Accumulated undistributed net realized gain                                38,633,069
  Net unrealized appreciation                                               207,398,703
                                                                     -------------------

                                                                    $     1,223,951,991
                                                                     -------------------
                                                                     -------------------
NET ASSETS ATTRIBUTABLE TO:
  Class II Shares                                                   $        60,278,431
                                                                     -------------------
                                                                     -------------------
  Class III Shares                                                  $     1,022,498,368
                                                                     -------------------
                                                                     -------------------
  Class IV Shares                                                   $       141,175,192
                                                                     -------------------
                                                                     -------------------

SHARES OUTSTANDING:
  Class II                                                                    4,586,703
                                                                     -------------------
                                                                     -------------------
  Class III                                                                  77,702,492
                                                                     -------------------
                                                                     -------------------
  Class IV                                                                   10,726,851
                                                                     -------------------
                                                                     -------------------

NET ASSET VALUE PER SHARE:
  Class II                                                          $             13.14
                                                                     -------------------
                                                                     -------------------
  Class III                                                         $             13.16
                                                                     -------------------
                                                                     -------------------
  Class IV                                                          $             13.16
                                                                     -------------------
                                                                     -------------------


              See accompanying notes to the financial statements.             19

GMO FOREIGN FUND
(A Series of GMO Trust)


Statement of Operations - Year Ended February 29,  2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $2,188,013)                  $      24,685,134
  Interest (including security lending income of $308,543)                      2,217,997
                                                                         -----------------
      Total income                                                             26,903,131
                                                                         -----------------

EXPENSES:
  Management fee (Note 2)                                                       7,261,054
  Custodian fees                                                                1,022,950
  Audit fees                                                                       62,136
  Transfer agent fees                                                              51,558
  Legal fees                                                                       31,214
  Trustees fees (Note 2)                                                           13,855
  Registration fees                                                                 5,207
  Miscellaneous                                                                    14,979
  Fees waived or borne by Manager (Note 2)                                     (1,196,212)
                                                                         -----------------
                                                                                7,266,741
  Shareholder service fee (Note 2)
      Class II                                                                    112,462
      Class III                                                                 1,531,185
      Class IV                                                                    124,440
                                                                         -----------------

      Net expenses                                                              9,034,828
                                                                         -----------------

          Net investment income                                                17,868,303
                                                                         -----------------

REALIZED  AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
          Investments                                                         150,637,082
          Foreign currency, forward contracts and foreign currency
              related transactions                                             (2,455,930)
                                                                         -----------------
              Net realized gain                                               148,181,152
                                                                         -----------------

      Change in net unrealized appreciation (depreciation) on:
          Investments (Note 1)                                                107,630,225
          Foreign currency, forward contracts and foreign currency
              related transactions                                             (1,087,835)
                                                                         -----------------
              Net unrealized gain                                             106,542,390
                                                                         -----------------

      Net realized and unrealized gain                                        254,723,542
                                                                         -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $     272,591,845
                                                                         -----------------
                                                                         -----------------


20            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A Series of GMO Trust)


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                           YEAR ENDED             YEAR ENDED
Operations:                                                                              FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                                                        -------------------     -------------------
  Net investment income                                                                $        17,868,303     $        18,297,050
  Net realized gain                                                                            148,181,152              31,609,905
  Change in net unrealized appreciation (depreciation)                                         106,542,390             (47,678,215)
                                                                                        -------------------     -------------------

  Net increase in net assets resulting from operations                                         272,591,845               2,228,740
                                                                                        -------------------     -------------------

Distributions to shareholders from:
  Net investment income
      Class II                                                                                    (821,414)             (1,237,030)
      Class III                                                                                (15,074,302)            (18,110,163)
      Class IV                                                                                  (2,182,701)             (3,254,066)
                                                                                        -------------------     -------------------
      Total distributions from net investment income                                           (18,078,417)            (22,601,259)
                                                                                        -------------------     -------------------

Distributions to shareholders from:
  Net realized gains
      Class II                                                                                  (5,886,575)               (536,347)
      Class III                                                                               (106,929,723)             (7,886,316)
      Class IV                                                                                 (14,634,521)             (1,226,681)
                                                                                        -------------------     -------------------
      Total distributions from net realized gains                                             (127,450,819)             (9,649,344)
                                                                                        -------------------     -------------------

Net share transactions:  (Note 5)
      Class II                                                                                  22,900,809             (19,441,415)
      Class III                                                                                (12,766,551)            104,968,005
      Class IV                                                                                  (4,892,649)            (85,018,178)
                                                                                        -------------------     -------------------
  Increase in net assets resulting from net share transactions                                   5,241,609                 508,412
                                                                                        -------------------     -------------------

  Total increase (decrease) in net assets                                                      132,304,218             (29,513,451)

NET ASSETS:

  Beginning of period                                                                        1,091,647,773           1,121,161,224
                                                                                        -------------------     -------------------


  End of period (including distributions in excess of net
      investment income of $5,741,231 and $5,330,621,
      respectively)                                                                    $     1,223,951,991     $     1,091,647,773
                                                                                        -------------------     -------------------
                                                                                        -------------------     -------------------


              See accompanying notes to the financial statements.             21

GMO FOREIGN FUND
(A Series of GMO Trust)


Financial Highlights
(For a Class II share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                           YEAR ENDED FEBRUARY 28/29,
                                                     -----------------------------------------------------------------------
                                                          2000                1999               1998             1997 *
                                                     --------------      --------------     --------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $        11.79      $        12.09     $        10.65    $        10.02
                                                     --------------      --------------     --------------    --------------

Income from investment operations:
  Net investment income                                       0.17 (c)            0.20 (c)           0.18 (c)          0.06
  Net realized and unrealized gain (loss)                     2.89               (0.14)              1.48              0.65
                                                     --------------      --------------     --------------    --------------

        Total from investment operations                      3.06                0.06               1.66              0.71
                                                     --------------      --------------     --------------    --------------

Less distributions to shareholders from:
    Net investment income                                    (0.21)              (0.25)             (0.22)            (0.08)
    Net realized gains                                       (1.50)              (0.11)             (0.00)(d)             -
                                                     --------------      --------------     --------------    --------------
        Total distributions                                  (1.71)              (0.36)             (0.22)            (0.08)
                                                     --------------      --------------     --------------    --------------

NET ASSET VALUE, END OF PERIOD                      $        13.14      $        11.79     $        12.09    $        10.65
                                                     --------------      --------------     --------------    --------------
                                                     --------------      --------------     --------------    --------------

TOTAL RETURN (a)                                            25.63%               0.36%             15.94%             7.08% ***


RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)               $       60,278      $       33,780     $       53,949    $       21,957
    Net expenses to average
       daily net assets                                      0.82%               0.82%              0.82%             0.84% ** (b)
    Net investment income to average
       daily net assets                                      1.28%               1.64%              1.60%             0.83% **
    Portfolio turnover rate                                    35%                 27%                19%               13%
    Fees and expenses voluntarily waived or
       borne by the Manager consisted of the
       following per share amounts:                 $         0.01      $         0.03     $         0.03    $         0.02


* Period from September 30, 1996 (commencement of operations) to February 28, 1997.
**   Annualized.
***  Not annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(c)  Computed using average shares outstanding throughout the period.
(d)  The per share realized gain distribution was $0.004.





22            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A Series of GMO Trust)


Financial Highlights
(For a Class III share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                           YEAR ENDED FEBRUARY 28/29,
                                                     -----------------------------------------------------------------------
                                                          2000                1999               1998              1997 *
                                                     --------------      --------------     --------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       $11.81      $       $12.10     $        10.66    $        10.00
                                                     --------------      --------------     --------------    --------------

Income from investment operations:
  Net investment income                                       0.20 (c)            0.20 (c)           0.21 (c)          0.08
  Net realized and unrealized gain (loss)                     2.86               (0.12)              1.45              0.66
                                                     --------------      --------------     --------------    --------------

        Total from investment operations                      3.06                0.08               1.66              0.74
                                                     --------------      --------------     --------------    --------------

Less distributions to shareholders from:
    Net investment income                                    (0.21)              (0.26)             (0.22)            (0.08)
    Net realized gains                                       (1.50)              (0.11)             (0.00)(d)             -
                                                     --------------      --------------     --------------    --------------
        Total distributions                                  (1.71)              (0.37)             (0.22)            (0.08)
                                                     --------------      --------------     --------------    --------------
NET ASSET VALUE, END OF PERIOD                      $        13.16      $        11.81     $       $12.10    $        10.66
                                                     --------------      --------------     --------------    --------------
                                                     --------------      --------------     --------------    --------------

TOTAL RETURN (a)                                            25.65%                0.00             15.95%             7.37% ***


RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)               $    1,022,498      $      927,108     $      847,427    $      671,829
    Net expenses to average
       daily net assets                                      0.75%               0.75%              0.75%             0.76% ** (b)
    Net investment income to average
       daily net assets                                      1.48%               1.60%              1.80%             1.24% **
    Portfolio turnover rate                                    35%                 27%                19%               13%
    Fees and expenses voluntarily waived or
       borne by the Manager consisted of the
       following per share amounts:                 $         0.01      $         0.03     $         0.03    $         0.02


*      Period from June 28, 1996 (commencement of operations) to February 28,
       1997.
**     Annualized.
***    Not annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.
(c)    Computed using average shares outstanding throughout the period.
(d)    The per share realized gain distribution was $0.004.



              See accompanying notes to the financial statements.             23

GMO FOREIGN FUND
(A Series of GMO Trust)


Financial Highlights
(For a Class IV share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                       YEAR ENDED FEBRUARY 28/29,
                                                      --------------------------------------------------------------
                                                            2000                  1999                 1998 *
                                                      ------------------    ------------------    ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $            11.81    $            12.11    $            10.90
                                                      ------------------    ------------------    ------------------

Income from investment operations:
  Net investment income                                            0.21 (d)              0.22 (d)                -  (b)
  Net realized and unrealized gain (loss)                          2.86                 (0.15)                 1.21
                                                      ------------------    ------------------    ------------------

     Total from investment operations                              3.07                  0.07                  1.21
                                                      ------------------    ------------------    ------------------

Less distributions to shareholders from:
  Net investment income                                           (0.22)                (0.26)                   -
  Net realized gains                                              (1.50)                (0.11)                   -
                                                      ------------------    ------------------    ------------------
     Total distributions                                          (1.72)                (0.37)                   -
                                                      ------------------    ------------------    ------------------

NET ASSET VALUE, END OF PERIOD                       $            13.16    $            11.81    $            12.11
                                                      ------------------    ------------------    ------------------
                                                      ------------------    ------------------    ------------------

TOTAL RETURN (a)                                                 25.74%                 0.53%                11.10% ***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)               $          141,175    $          130,760    $          219,785
     Net expenses to average
         daily net assets                                         0.69%                 0.69%                 0.69% **
     Net investment income to average
         daily net assets                                         1.55%                 1.81%                 0.26% **
     Portfolio turnover rate                                        35%                   27%                   19%
     Fees and expenses voluntarily waived or
         borne by the Manager consisted of the
         following per share amounts:                $             0.01    $             0.03    $             0.00 (c)


*      Period from January 9, 1998 (commencement of operations) to February 28,
       1998.
**     Annualized.
***    Not annualized.
(a) The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Net investment income earned was less than $.01 per share. Computed using average shares outstanding throughout the period.
(c) Fees or expenses voluntarily waived or borne by the manager were less than $.01 per share.
(d)    Computed using average shares outstanding throughout the period.



24            See accompanying notes to the financial statements.

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Morgan Stanley Capital International EAFE Index.

     The Fund offers three classes of shares: Class II, Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully outlined in the Trust's prospectus.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premuims paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, there were no outstanding futures contracts.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $46,792,975 collateralized by cash in the amount of $50,555,632 which was invested in a short-term instrument.

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.
     S. federal income tax purposes. Therefore, no provision for U. S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $526,551 for potential capital gains taxes at February 29, 2000. The accrual for capital gains taxes is included in net unrealized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and passive foreign investment company transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U. S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

             Accumulated
          Undistributed Net            Accumulated Net Realized
          Investment Income                   Gain/(Loss)                   Paid-in Capital
     ---------------------------      --------------------------       ---------------------------
             $(200,496)                        $200,496                            -

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     ALLOCATION OF OPERATING ACTIVITY
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments of domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of 0.75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .60% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $13,855. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000 aggregated $401,792,976 and $540,952,755, respectively.

     At February 29, 2000 the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                            Gross Unrealized              Gross Unrealized             Net Unrealized
              Aggregate Cost                  Appreciation                  Depreciation                Appreciation
       --------------------------      --------------------------     -------------------------     ----------------------
           $1,053,701,091                    $309,817,032                   $122,408,412                $187,408,620

4.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                  Year Ended                                      Year Ended
                                               February 29, 2000                               February 28, 1999
                                   --------------------------------------------   --------------------------------------------
      Class II:                          Shares                  Amount                 Shares                   Amount
                                   -------------------    ---------------------   --------------------     -------------------
    Shares sold                             1,357,706   $           17,980,116                854,704    $         10,796,765

    Shares issued to
    shareholders in
    reinvestment of
    distributions                             490,326                6,671,247                146,654               1,773,377

    Shares repurchased                      (125,595)              (1,750,554)            (2,597,721)            (32,011,557)
                                   -------------------    ---------------------   --------------------     -------------------
    Net increase (decrease)                 1,722,437   $           22,900,809            (1,596,363)    $       (19,441,415)
                                   -------------------    ---------------------   --------------------     -------------------
                                   -------------------    ---------------------   --------------------     -------------------

GMO FOREIGN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     SHARE TRANSACTIONS - CONTINUED

                                                       Year Ended                                    Year Ended
                                                    February 29, 2000                             February 28, 1999
                                        --------------------------------------------   ----------------------------------------
       Class III:                             Shares                  Amount                Shares                Amount
                                        -------------------    ---------------------   ------------------    ------------------
       Shares sold                               3,202,401   $           42,410,128           17,082,138   $       209,494,684

       Shares issued to shareholders
       in reinvestment of distributions          8,451,999              115,039,709            1,616,582            19,533,092


       Shares repurchased                     (12,483,507)            (170,216,388)         (10,176,725)         (124,059,771)
                                        -------------------    ---------------------   ------------------    ------------------
       Net increase (decrease)                   (829,107)   $         (12,766,551)            8,521,995   $       104,968,005
                                        -------------------    ---------------------   ------------------    ------------------
                                        -------------------    ---------------------   ------------------    ------------------


                                                       Year Ended                                    Year Ended
                                                    February 29, 2000                             February 28, 1999
                                        --------------------------------------------   ----------------------------------------
       Class IV:                              Shares                  Amount                Shares                Amount
                                        -------------------    ---------------------   ------------------    ------------------
       Shares sold                               3,174,497   $           41,207,751              445,359   $         5,633,670

       Shares issued to shareholders
       in reinvestment of distributions          1,137,658               15,485,345              128,073             1,542,577


       Shares repurchased                      (4,657,696)             (61,585,745)          (7,653,734)          (92,194,425)
                                        -------------------    ---------------------   ------------------    ------------------
       Net decrease                              (345,541)   $          (4,892,649)          (7,080,302)   $      (85,018,178)
                                        -------------------    ---------------------   ------------------    ------------------
                                        -------------------    ---------------------   ------------------    ------------------

GMO FOREIGN FUND
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------


For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 66.18% as net capital gain dividends.

GMO FOREIGN FUND
(A Series of GMO Trust)


PORTFOLIO MANAGERS

Mr. Jui Lai and Ms. Ann Spruill are responsible for the management of the GMO International Active Division. Mr. Lai and Ms. Spruill have each been portfolio managers with GMO for more than ten years. The GMO Foreign Fund is managed on a geographic basis by Mr. Lai, Ms. Spruill, Mr. Hoyt Ludington and Mr. Richard Mattione.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the fiscal year ended February 29, 2000, the Class III shares of the GMO Foreign Fund returned 25.7%, outperforming its Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index benchmark by 0.2% after fees. A positive performance on stock selection offset adverse country selection; there were no hedges in place during the year.

Despite the strong return of the MSCI EAFE Index, only fourteen of the twenty equity markets within the Index posted positive returns in local currencies over the past twelve months; exactly the same fourteen posted positive returns in U.S. dollars over this period. It was a welcome event that the MSCI EAFE Index posted a higher return than that of the S&P 500, which returned 11.7% during this period. Still, it was not possible to come close to the returns of the technology-stock laden NASDAQ Index, which returned 105.2% over the period.

All Pacific markets except New Zealand managed positive returns. Hong Kong led the way with a return of 65.5%, followed closely by Singapore with a return of 58.6%. Both were boosted by relief at the end of the economic crisis in Southeast Asia. Meanwhile, Japan returned 52.8% in dollars. Restructuring themes provided impetus to Japan early in the fiscal year, but by the end of the year tech themes were dominating the performance of the Japanese market just as they dominated globally. This was helped by the addition of several "new Japan" tech names to the Japanese portion of the Index during the year.

The story was mixed in Europe. Ten of the fifteen markets were up. Finland and Sweden provided stupendous returns of 163.6% and 115.3%, respectively. A telecom equipment maker drove the performance of each of these markets - Nokia in the case of Finland, and Ericsson in the case of Sweden. The next best return in Europe was recorded by Germany, which rose 36.8%. Belgium was not a happy place, however, with a total return of -27.8% for last place within the MSCI EAFE countries. Strikingly, Belgium was one of the few markets that did not have a telecom stock in its index.

Our country selection reduced returns by 199 basis points during the fiscal year. Low levels of holdings in Finland and Sweden, two markets that excelled on the strength of rather pricey tech stocks, cut 141 basis points and 135 basis points, respectively. Together those two markets (which even after the run-up of the last twelve months are less than 7% of the MSCI EAFE Index) more than account for the underperformance on country selection. Holdings of cash during an excellent twelve-month period for stocks accounted for a further 88 basis points of underperformance. An overweight position in Belgium, the worst performing market, cost 64 basis points, while a mildly underweight position in Japan early in the fiscal year sliced 50 basis points from returns. Holdings in emerging markets added 153 basis points, offsetting some of the negatives. A low level of holdings in Switzerland and the United Kingdom, two weaker markets, restored a further 129 basis points and 92 basis points.

On one crucial aspect, markets within the MSCI EAFE Index mimicked the headlines from the United States during the past fiscal year. A new "sector" has been created with the acronym of "TMT" for telecoms, media and technology. Enthusiasm for these stocks swept the world. Some of these companies have genuine business prospects, business plans and (on rare occasions) sensible market valuations. Many are full of hype and subject to the possibility that margins will prove to be much lower than expected. We have seen this pattern before in energy and pharmaceutical stocks, but the scope and duration of this sector move has been stunning.

The enthusiasm for TMT stocks makes it difficult, but not impossible, for a value investor. We are able to seize returns even in this area by digging to find those companies where fundamentals justify the enthusiasm or identifying companies before the values are recognized. Thus we are especially pleased that our stock selection added 218 basis points to returns during a tough year for value. Value (as measured by price-to-book, price-earnings and price-to-cash-flow ratios, along with dividend yield) underperformed the MSCI EAFE Index by 660 basis points. The only factor with positive returns was cheapness on cash flow, which was helped by strength in telecom stocks (which often have considerable gross cash flow but not so much in earnings). Stocks cheap on yield, a traditional value measure, turned in the worst performance by undershooting the MSCI EAFE Index by 1149 basis points during the fiscal year. Our stock selection beat the market in Japan, the Netherlands and Italy. However, we were behind in larger markets such as Germany and the United Kingdom, where value greatly lagged the hot telecom and tech stock names.

At the end of the fiscal year we were at a weight of 27.4% in Japan. This is 0.7% underweight relative to the benchmark. We were briefly overweight in Japan, but decided not to add further to positions in August when the weight of Japan in the MSCI EAFE Index was bumped up by the addition of numerous "new economy" companies. Japan's main attraction at this stage is that the ROE seems considerably below what could be accomplished, while there has been grievous underperformance over the longer run (despite outperformance in 1999). Recognition of the need for restructuring so as to boost ROE seems to be becoming even more prevalent. Unfortunately, attainment of announced targets has been slow, so the story remains one of mostly modest steps toward adjustment rather than radical measures to boost earnings. We are currently most overweight in Australia, New Zealand, Belgium and the emerging markets. We are most underweight in Germany, but also have sizable underweight positions in the United Kingdom and Switzerland.

CURRENCY HEDGING

There were no hedges in place during the most recent fiscal year. Our policy is generally to be unhedged, recognizing that in doing so we achieve the desired exposure to the underlying real assets (the business operations). However, to protect the dollar value of our investments, we will on occasion hedge out a particular currency, either because it is significantly overvalued or because the currency seems at risk due to unfavorable economic developments.

MALAYSIA VALUATION

Upon imposition of foreign exchange controls in Malaysia in 1998, it was necessary to review the valuation of our holdings in Malaysia. Initially, we applied a 35% discount, which had been reduced to 30% at the end of the previous fiscal year. That discount was brought to zero in September 1999, coincident with the removal of the foreign exchange controls.

MSCI removed Malaysia from all its benchmarks upon the imposition of exchange controls. MSCI plans to reinstate Malaysia in many indices, such as the Emerging Market Free Index, at the end of May 2000, but will not add Malaysia to the MSCI EAFE benchmark at that time.

EMERGING MARKETS

Our investments in emerging markets continue to be on an opportunistic stock-picking basis using GMO's traditional long-term value investment philosophy. Our policy is to invest from 0% to 10% of the portfolio in emerging markets, subject to stock selection opportunities and attractive valuations relative to the developed markets. At the end of the fiscal year 7.7% of the GMO Foreign Fund was invested in emerging markets. India was the largest emerging markets exposure at the end of the fiscal year, followed by South Africa and Korea. Because of the extremely good performance of emerging markets, exposure to emerging markets enhanced our returns during the past fiscal year.

OUTLOOK

The Foreign Fund is managed with a long-term investment horizon and consequent low turnover. We typically buy company stocks at relatively low price-to-earnings, low price-to-cash flow and low price-to-book or asset ratios. Currently the Foreign Fund stands at a discount to the market on all of these ratios as well as a premium on yield.

We believe that this is an opportune time to invest in foreign markets. In Europe we see an increasing number of companies starting to adopt a more positive attitude to shareholder value which, in line with the U.S. experience, should be good for returns. In large swathes of Asia's markets there has been a return to realistic valuations, along with a greater recognition of the need to change earlier business practices and to restructure. As the economies in the region continue their recovery, markets should improve. The relative inefficiencies of foreign markets should allow us to achieve superior returns. Overseas markets seem to have become as enamored with a narrow selection of tech stocks as has the U.S. market. This may leave a few bumps in the path to good investment returns in the short run. However, history shows that a return to normal conditions should be very favorable to a value-based approach.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           GMO FOREIGN FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                            AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                         Average Annual Total Return
--------------------------------------------------------------------------------
                                                                         Since
                    1yr               5yr              10yr            Inception
--------------------------------------------------------------------------------
                                                                       9/30/96
Class II           25.63%             n/a               n/a              14.04%
--------------------------------------------------------------------------------
Class III          25.65%            14.31%            10.97%              n/a
--------------------------------------------------------------------------------
                                                                        1/9/98
Class IV           25.74%             n/a               n/a              17.24%
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]


  Date          Foreign Fund-III      MSCI EAFE
  ----          ----------------     ---------
 2/28/90             10000             10000
 3/31/90             10130              8958
 6/30/90             10829              9814
 9/30/90              8782              7733
12/31/90              9216              8548
 3/31/91             10004              9183
 6/30/91              9417              8682
 9/30/91             10389              9426
12/31/91             10354              9584
 3/31/92             10375              8447
 6/30/92             11111              8626
 9/30/92             10074              8756
12/31/92              9876              8418
 3/31/93             11069              9427
 6/30/93             11765             10375
 9/30/93             12927             11063
12/31/93             13942             11158
 3/31/94             14480             11549
 6/30/94             14744             12139
 9/30/94             15101             12150
12/31/94             14851             12026
 3/31/95             14738             12250
 6/30/95             15685             12340
 9/30/95             16585             12854
12/31/95             16908             13374
 3/31/96             17392             13760
 6/30/96             18034             13978
 9/30/96             18070             13961
12/31/96             19327             14183
 3/31/97             19509             13961
 6/30/97             21852             15773
 9/30/97             22726             15662
12/31/97             20653             14434
 3/31/98             23342             16558
 6/30/98             23119             16733
 9/30/98             20133             14353
12/31/98             23535             17318
 3/31/99             23611             17558
 6/30/99             25731             18004
 9/30/99             27091             18796
12/31/99             30351             21988
 2/29/00             28348             21145

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Fund. All
information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Performance for Class IV and Class II shares may vary due to different shareholder service fees. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Global Hedged Equity Fund (A Series of GMO Trust)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Hedged Equity Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts

April 18, 2000

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000


  SHARES/
PAR VALUE ($)  DESCRIPTION                                   VALUE ($)
----------------------------------------------------------------------
               MUTUAL FUNDS - 85.9%
               UNITED STATES - 85.9%
     176,432   GMO Emerging Markets Fund                     1,968,984
     318,231   GMO Evolving Countries Fund                   3,631,016
     653,653   GMO International Core Fund                  13,667,889
      94,487   GMO International Small Companies Fund        1,090,385
     294,217   GMO REIT Fund                                 2,430,230
      88,835   GMO Small Cap Growth Fund                     1,498,641
     165,411   GMO Small Cap Value Fund                      2,052,755
     830,657   GMO U.S. Core Fund                           13,813,819
                                                          ------------
                                                            40,153,719
                                                          ------------
               TOTAL MUTUAL FUNDS (Cost $41,325,272)        40,153,719
                                                          ------------
               COMMON STOCKS - 0.0%
               ITALY - 0.0%
      12,500      Grassetto SPA (a) *                                -
                                                          ------------
               UNITED KINGDOM - 0.0%

      17,870   Viglen Technology Plc (Entitlement
                Letters) *                                           -
                                                          ------------
               TOTAL COMMON STOCKS (Cost $7,040)                     -
                                                          ------------
               DEBT OBLIGATIONS - 4.0%
               U.S. GOVERNMENT AGENCY - 4.0%
$  1,900,000   Federal Farm Credit Bank Floating Rate
                Note, CPI + 3.00%, 5.72% due 2/14/02 (b)     1,843,836
                                                          ------------
               TOTAL DEBT OBLIGATIONS (Cost $1,856,226)      1,843,836
                                                          ------------

1                          See accompanying notes to the financial Statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000


PAR VALUE ($)  DESCRIPTION                                   VALUE ($)
----------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 8.4%
               CASH EQUIVALENTS - 5.4%
$  2,500,000   Banque Nationale Paribas (London) Time
                Deposit, 5.81% due 3/01/00                   2,500,000
                                                          ------------
               U.S. GOVERNMENT - 3.0%
$  1,500,000   U.S. Treasury Bill, 4.91% due 1/04/01 (b)     1,424,166
                                                          ------------
               TOTAL SHORT-TERM INVESTMENTS
                (Cost $3,927,221)                            3,924,166
                                                          ------------
               TOTAL INVESTMENTS - 98.3%
                (Cost $47,115,759)                          45,921,721
                                                          ------------
               Other Assets and Liabilities (net) - 1.7%       796,710
                                                          ------------
               TOTAL NET ASSETS - 100.0%                 $  46,718,431
                                                          ------------
                                                          ------------

               NOTES TO THE SCHEDULE OF INVESTMENTS:

               (a)  Bankrupt issuer.

               (b) All or a portion of this security is held as collateral for open futures contracts (Note 6).

                *  Non-income producing security.

2                        See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 29, 2000
---------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $47,115,759) (Note 1)   $  45,921,721
    Foreign currency, at value (cost $46,071) (Note 1)         45,348
    Cash                                                       16,546

    Net receivable for open forward foreign currency
     contracts (Notes 1 and 6)                             1,338,765
    Interest receivable                                        9,507
    Receivable for expenses waived or borne by Manager
     (Note 2)                                                 20,459
                                                        ------------
      Total assets                                        47,352,346
                                                        ------------
LIABILITIES:
    Payable for variation margin on open futures
     contracts (Notes 1 and 6)                               575,052
    Payable to affiliate for (Note 2):
      Management fee                                          18,714
      Shareholder service fee                                    809
    Accrued expenses                                          39,340
                                                        ------------
  Total liabilities                                          633,915
                                                        ------------
NET ASSETS                                             $  46,718,431
                                                        ------------
                                                        ------------
NET ASSETS CONSIST OF:
    Paid-in capital                                    $  83,029,403
    Accumulated undistributed net investment income          451,652
    Accumulated net realized loss                        (36,536,102)
    Net unrealized depreciation                             (226,522)
                                                        ------------
                                                       $  46,718,431
                                                        ------------
                                                        ------------
NET ASSETS ATTRIBUTABLE TO CLASS III SHARES            $  46,718,431
                                                        ------------
                                                        ------------
SHARES OUTSTANDING - CLASS III                             6,051,274
                                                        ------------
                                                        ------------
NET ASSET VALUE PER SHARE - CLASS III                  $        7.72
                                                        ------------
                                                        ------------

See accompanying notes to the financial statements.                        3

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF OPERATIONS - YEAR ENDED FEBRUARY 29, 2000
------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends from investment company shares          $     722,838
    Interest                                                341,886
                                                        ------------
      Total income                                        1,064,724
                                                        ------------
EXPENSES:
    Management fee (Note 2)                                 253,727
    Custodian fees                                           60,044
    Transfer agent fees                                      28,356
    Audit fees                                               23,437
    Registration fees                                         2,808
    Legal fees                                                  837
    Trustees fees (Note 2)                                      472
    Miscellaneous                                             1,371
    Fees waived or borne by Manager (Note 2)               (272,241)
                                                        ------------
                                                             98,811
    Shareholder service fee - Class III (Note 2)              8,662
                                                        ------------
    Net expenses                                            107,473
                                                        ------------
    Net investment income                                   957,251
                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
    Investments                                          (1,998,040)
    Realized gain distributions from investment
     company shares                                       3,856,688
    Closed futures contracts                             (7,072,490)
    Closed swap contracts                                  (226,070)
    Foreign currency, forward contracts and
     foreign currency related transactions                 (345,072)
                                                        ------------
    Net realized loss                                    (5,784,984)
                                                        ------------
    Change in net unrealized appreciation
     (depreciation) on:
    Investments                                           5,636,716
    Open futures contracts                                  358,882
    Open swap contracts                                      (4,764)
    Foreign currency, forward contracts and
     foreign currency related transactions                1,161,325
                                                        ------------
    Net unrealized gain                                   7,152,159
                                                        ------------
    Net realized and unrealized gain                      1,367,175
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                     $  2,324,426
                                                        ------------
                                                        ------------

4                        See accompanying notes tot he financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------

                                            YEAR ENDED          YEAR ENDED
                                         FEBRUARY 29, 2000   FEBRUARY 28, 1999
                                         -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                  $        957,251    $       2,739,761
  Net realized loss                            (5,784,984)         (24,490,653)
  Change in net unrealized
    appreciation (depreciation)                 7,152,159           10,006,930
                                            -------------     ----------------
  Net increase (decrease) in net
    assets resulting from operations            2,324,426          (11,743,962)
                                            -------------     ----------------
Distributions to shareholders from:
  Net investment income - Class III            (1,419,125)          (2,739,761)
  In excess of net investment
   income - Class III                                   -           (2,683,188)
                                            -------------     ----------------
                                               (1,419,125)          (5,422,949)
                                            -------------     ----------------
Net share transactions - Class III
  (Note 5)                                     (4,857,572)        (102,868,056)
                                            -------------     ----------------
  Total increase (decrease) in net
   assets                                      (3,952,271)        (120,034,967)

NET ASSETS:
  Beginning of period                          50,670,702          170,705,669
                                            -------------     ----------------
  End of period (including accumulated
   undistributed net investment income
   of $451,652 and $322,600, respectively)  $  46,718,431     $     50,670,702
                                            -------------     ----------------
                                            -------------     ----------------

See accompanying notes to the financial statements.                          5

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
------------------------------------------------------------------------------

                                                                   YEAR ENDED FEBRUARY 28/29,
                                                 --------------------------------------------------------------
                                                    2000         1999         1998         1997          1996
                                                 ----------    --------    ---------    ----------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $     7.59    $   8.72    $   10.69     $    10.64   $    10.12
                                                 ----------    --------    ---------     ----------   ----------
Income from investment operations:
  Net investment income (e)                            0.16        0.17(c)      0.35           0.24         0.21
  Net realized and unrealized gain (loss)              0.20       (0.88)       (0.52)          0.01         0.55
                                                 ----------    --------    ---------     ----------   ----------
    Total from investment operations                   0.36       (0.71)       (0.17)          0.25         0.76
                                                 ----------    --------    ---------     ----------   ----------
Less distributions to shareholders:
  From net investment income                          (0.23)      (0.21)       (0.35)         (0.20)       (0.24)
  In excess of net investment income                      -       (0.21)           -              -            -
  From net realized gains                                 -           -        (1.05)             -            -
  In excess of net realized gains                         -           -        (0.40)             -            -
                                                 ----------    --------    ---------     ----------   ----------
Total distributions                                   (0.23)      (0.42)       (1.80)         (0.20)       (0.24)
                                                 ----------    --------    ---------     ----------   ----------
NET ASSET VALUE, END OF PERIOD                   $     7.72    $   7.59    $    8.72     $    10.69    $   10.64
                                                 ----------    --------    ---------     ----------   ----------
                                                 ----------    --------    ---------     ----------   ----------
TOTAL RETURN (A)                                      4.74%       8.13%       (1.63%)         2.34%        7.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)              $   46,718    $ 50,671    $ 170,706     $  296,702    $ 382,934
  Net expenses to average
   daily net assets (d)                               0.21%       0.17%        0.58%          0.91%(b)     0.78%
  Net investment income to average
   daily net assets (e)                               1.89%       1.99%        2.93%          1.99%        2.44%
  Portfolio turnover rate                               13%         21%         277%           463%         214%
  Fees and expenses voluntarily waived or
   borne by the Manager consisted of
   the following per share amounts:              $    0.04     $  0.05      $   0.04     $    0.02      $  0.005

(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(c) Computed using average shares outstanding throughout the period.
(d) On August 20, 1997, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its voluntary waiver.
    Net expenses exclude expenses incurred indirectly through investment in underlying funds. See Note 2.
(e) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.

6                           See accompanying notes to the financial statements.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2000
------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     GMO Global Hedged Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return consistent with minimal exposure to general equity market risk. On August 20, 1997, the Fund began to invest a substantial portion of its assets in other Funds of the Trust ("underlying Funds"). The Fund's benchmark is Salomon Smith Barney 3 Month T-Bill Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Shares of underlying Funds are valued at their net asset value as reported on each business day. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

     are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, forward foreign exchange contracts and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future,
8

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

     security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset agianst the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

     makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements as of February 29, 2000.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency transactions and foreign taxes.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

          Accumulated
        Undistributed Net                Accumulated Net Realized
        Investment Income                       Gain/(Loss)                      Paid-in Capital
    ---------------------------         --------------------------         --------------------------
             $590,926                             $(635,861)                         $44,935

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary. (See Note 2).

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is .51% of the amount invested. In the case of cash redemptions, the fee is 1.40% of the amount redeemed. The Manager may waive the fee on cash redemptions if it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests. All purchase premiums and redemption fees are paid to and are recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $1,970 in purchase premiums and $17,594 in redemption fees. There is no premium for reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .10% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares. The Fund will invest in Class III shares of each underlying Fund being offered. Like the management fee (as described below), the shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custodial fees, and the following expenses: brokerage commissions, and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. Because GMO will not reimburse expenses incurred indirectly to the extent they exceed .50%, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund through investment in underlying Funds may exceed .50% of the Fund's average daily net assets. For the year ended February 29, 2000, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .46% of the Fund's average daily net assets.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of .65% of average daily net assets. GMO had agreed to waive a portion of its fee (but not below zero) and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including transfer taxes), shareholder service fees and extraordinary expenses ("fund expenses")) plus the amount of fees and expenses (excluding shareholder service fee and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds) exceeded .50% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $472. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000 aggregated $6,011,095 and $14,267,673, respectively.

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                       Gross Unrealized              Gross Unrealized               Net Unrealized
           Aggregate Cost                Appreciation                  Depreciation                  Depreciation
     -------------------------   -----------------------------   --------------------------   ----------------------------
           $49,432,654                    $1,635,726                    $5,146,659                    $3,510,933

4.  PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 59.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.       SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Year Ended                                        Year Ended
                                            February 29, 2000                                 February 28, 1999
                               ---------------------------------------------     ---------------------------------------------
    Class III:                       Shares                   Amount                   Shares                   Amount
                               --------------------    ---------------------     --------------------     --------------------
    Shares sold                            48,487       $     386,191                      977,477         $     8,484,590

    Shares issued to
    shareholders in
    reinvestment of
    distributions                         144,170          1,121,673                      613,717                4,694,941

    Shares repurchased                   (820,134)        (6,365,436)                 (14,483,783)            (116,047,587)
                               --------------------    ---------------------     --------------------     --------------------
    Net decrease                         (627,477)      $ (4,857,572)                 (12,892,589)         $  (102,868,056)
                               --------------------    ---------------------     --------------------     --------------------
                               --------------------    ---------------------     --------------------     --------------------

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

6.  FINANCIAL INSTRUMENTS

    A summary of outstanding financial instruments at February 29, 2000 is as follows:

     FUTURES CONTRACTS

                                                                                                          Net Unrealized
        Number of                                                                                          Appreciation
        Contracts               Type              Expiration Date            Contract Value               (Depreciation)
     ----------------   ---------------------  -----------------------    ---------------------        -------------------
     Sales
           38               MATIF CAC 40             March 2000          $         2,272,264          $          (227,064)
           14                   DAX                  March 2000                    2,590,568                     (505,179)
           40                 FTSE 100               March 2000                    3,946,623                      280,121
            5                HANG SENG               March 2000                      546,076                      (15,470)
            5                   IBEX                 March 2000                      604,800                         (756)
            5                  MIB30                 March 2000                    1,196,699                     (257,816)
           43                   OMX                  March 2000                      706,040                      (30,757)
           12                 ALL ORDS               March 2000                      577,792                       (1,357)
           65                 S&P 500                March 2000                   22,295,000                      850,468
           38                  TOPIX                 March 2000                    5,980,793                     (462,502)
                                                                                                       -------------------
                                                                                                      $          (370,312)
                                                                                                       -------------------
                                                                                                       -------------------

     At February 29, 2000, the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

     FORWARD CURRENCY CONTRACTS

                                                                                                          Net Unrealized
        Settlement                                      Units                                              Appreciation
           Date            Deliver/Receive           of Currency                  Value                   (Depreciation)
      ---------------    ---------------------  -----------------------    --------------------        ---------------------
        Buys
            04/07/00             AUD                           309,262    $            190,007        $             (9,993)
            03/03/00             CHF                         2,569,738               1,540,411                     (55,356)
            09/08/00             CHF                            35,563                  21,733                        (570)
            03/03/00             DKK                         1,413,740                 183,292                      (4,822)
            03/03/00             EUR                         9,827,102               9,461,695                    (423,181)
            03/03/00             GBP                         4,195,153               6,622,654                     (89,803)
            09/08/00             GBP                           303,841                 479,725                      (9,528)
            04/07/00             HKD                           778,200                  99,982                         (18)
            04/07/00             JPY                       126,982,000               1,162,908                     (87,092)
            03/03/00             NOK                           790,000                  94,177                      (1,930)
            03/03/00             SEK                         4,130,378                 471,153                      (7,609)
                                                                                                       --------------------
                                                                                                      $           (689,902)
                                                                                                       --------------------
                                                                                                       --------------------

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
FEBRUARY 29, 2000
-------------------------------------------------------------------------------

      FORWARD CURRENCY CONTRACTS - CONTINUED

                                                                                                          Net Unrealized
        Settlement                                      Units                                              Appreciation
           Date           Deliver/Receive            of Currency                  Value                   (Depreciation)
      ---------------  ----------------------   -----------------------    ---------------------        -------------------
      Sales
            04/07/00            AUD                          1,106,549    $             679,851        $            39,140
            03/03/00            CHF                          2,569,738                1,540,411                    156,996
            09/08/00            CHF                          1,661,660                1,015,473                     31,902
            03/03/00            DKK                          1,413,740                  183,292                     19,481
            09/08/00            DKK                          1,413,740                  185,290                      4,882
            03/03/00            EUR                          9,827,102                9,461,695                    877,301
            09/08/00            EUR                          7,126,910                6,954,779                    285,669
            03/03/00            GBP                          4,195,153                6,622,654                    122,755
            09/08/00            GBP                          2,337,495                3,690,607                     30,521
            04/07/00            HKD                          4,033,339                  518,200                       (804)
            04/07/00            JPY                        666,613,710                6,104,885                    405,721
            03/03/00            NOK                            790,000                   94,177                      7,170
            09/08/00            NOK                            790,000                   94,342                      1,917
            03/03/00            SEK                          4,130,378                  471,153                     32,551
            09/08/00            SEK                          4,130,378                  475,882                      7,769
            04/07/00            SGD                            341,040                  198,520                      5,696
                                                                                                       --------------------
                                                                                                      $          2,028,667
                                                                                                       --------------------
                                                                                                       --------------------

         Currency Abbreviations:

          AUD   Australian Dollar                     HKD   Hong Kong Dollar
          CHF   Swiss Franc                           JPY   Japanese Yen
          DKK   Danish Krona                          NOK   Norwegian Kroner
          EUR   Euro                                  SEK   Swedish Krona
          GBP   British Pound                         SGD   Singapore Dollar

GMO GLOBAL HEDGED EQUITY FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

The Fund has elected to defer to March 1, 2000 post-October capital losses of $1,664,035.

At February 29, 2000, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amounts:

                                     YEAR OF EXPIRATION                         AMOUNT
                                     ------------------                         ------
                                            2007                                $10,447,067
                                            2008                                $21,237,637

GMO GLOBAL HEDGED EQUITY FUND
(A Series of GMO Trust)

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham has been with GMO since its founding in 1977. Mr. Darnell has been with GMO and involved in portfolio management for more than 15 years. Mr. Berkley has been with GMO and involved in portfolio management for more than 10 years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Hedged Equity Fund returned 4.7% for the fiscal year ending February 29, 2000. During that period the Fund's benchmark, the Salomon Smith Barney 3 Month T-Bill, returned 4.8%.

The Fund's objective is to outperform the Salomon Smith Barney 3 Month T-Bill Index by adding the alpha (value added) of our U.S. and international equity funds, as well as the value added of our asset allocation strategy, to a short-term fixed income return. As of February 29, 2000, the Fund held 42% of its assets in long U.S. equities, 32% in developed international equities and 12% in emerging markets equities. The remaining 14% of the Fund was invested in U.S. Treasuries and cash holdings. The long equity exposure is hedged, using short EAFE futures and short international equity swaps combined to represent the GMO EAFE Index as well as short S&P 500 futures, totaling approximately 100% of the value of the long assets.

The Fund currently invests in the GMO U.S. Core Fund, GMO REIT Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO Evolving Countries Fund, GMO Emerging Markets Fund, GMO International Small Companies Fund and GMO International Core Fund.

The GMO Global Hedged Equity Fund's performance for the fiscal year was hurt by the poor performance of the GMO International Core Fund relative to EAFE. For the fiscal year, the GMO International Core Fund returned 8.2%, trailing its hedge by 17.5%. Returns for the Fund relative to the benchmark were hurt by the Fund's value orientation relative to a market that favored large, technology-oriented international stocks.

The emerging markets position positively affected the relative performance of the GMO Global Hedged Equity Fund. The 12% weight in emerging markets was hedged half with short S&P 500 futures and half with short EAFE futures and international equity swaps. Emerging markets outperformed by almost 70% for the year, adding substantial value for the Fund.

For the fiscal year, the U.S. equity funds held long by the Fund as a group returned 13.7%, versus the S&P 500 return of 11.7%. The GMO U.S. Core Fund, which accounts for the majority of the U.S. equity holdings, outperformed the S&P 500 Index by 2.0%. Diversification into the GMO Small Cap Value, Small Cap Growth and REIT Funds was a wash, as extremely strong returns in Small Cap Growth (+67.3%) were counteracted by the underperformance of REITs (-4.7%) and Small Cap Value (+10.7%), leading to overall returns equal to the return of U.S. Core.

The 14% Treasury position was enhanced with bond futures for most of the fiscal year. As interest rate spreads narrowed, this exposure subtracted a modest amount of value for the period.

OUTLOOK

GMO's global equity alpha is positioned to benefit as the extremes of the current market environment work their way out of the system. Our expectation is that emerging equities will continue their rebound and outperform developed markets. Long positions in global small value stocks and REITs, with their extremely cheap valuations, also look likely to add value relative to overpriced large cap equities.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

            COMPARISON OF CHANGE IN VALUE OF A $10,000
      INVESTMENT IN GMO GLOBAL HEDGED EQUITY FUND CLASS III
        SHARES AND THE SALOMON SMITH BARNEY 3 MONTH T-BILL INDEX
                      AS OF FEBRUARY 29, 2000

Average Annual Return
                                         Since Inception
               1yr         5yr             7/29/94
Class III     2.75%       0.44%             0.73%


                      [LINE GRAPH APPEARS HERE]

       Date               GMO Global Hedged Equity Fund-III          Salomon Smith Barney 3 Mo. T-Bill
       ----               ----------------------------------         ----------------------------------
     7/29/94                9,949                                       10,000
     9/30/94                9,969                                       10,075
    12/31/94                9,990                                       10,206
     3/31/94               10,091                                       10,349
     6/30/95               10,421                                       10,500
     9/30/95               10,598                                       10,648
    12/31/95               10,793                                       10,793
     3/31/96               10,845                                       10,932
     6/30/96               10,906                                       11,071
     9/30/96               11,012                                       11,215
    12/31/96               11,235                                       11,360
     3/31/97               11,068                                       11,504
     6/30/97               11,036                                       11,653
     9/30/97               11,348                                       11,804
    12/31/97               11,055                                       11,957
     3/31/98               11,068                                       12,110
     6/30/98               10,615                                       12,265
     9/30/98               10,489                                       12,417
    12/31/98               10,273                                       12,559
     3/31/99               10,126                                       12,697
     6/30/99               10,937                                       12,839
     9/30/99               10,787                                       12,984
    12/31/99               10,442                                       13,145
     2/29/00               10,417                                       13,260


Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expensess not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 51 bp on the purchase and 140 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO International Core Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                COMMON STOCKS - 94.6%
                AUSTRALIA - 2.7%
      625,600   Amcor Ltd                                                              2,305,273
      408,275   Australia and New Zealand Banking Group Ltd                            2,509,928
      780,583   Boral Ltd *                                                            1,116,990
      265,969   Caltex Australia Ltd                                                     351,191
    1,179,500   Colonial Ltd                                                           4,476,730
    1,349,596   CSR Ltd                                                                2,942,433
      355,000   Email Ltd                                                                449,128
      264,828   General Property Trust Units                                             416,369
    2,587,531   Goodman Fielder Ltd                                                    1,859,285
      166,000   Jupiters Ltd                                                             265,067
      424,273   National Food Ltd                                                        687,898
      834,600   National Mutual Holdings                                               1,178,910
    1,279,507   News Corp Ltd                                                         18,650,390
      780,583   Origin Energy Ltd                                                        598,764
      662,760   Pacific Dunlop Ltd                                                       655,325
      608,817   Pioneer International Ltd                                              1,622,748
      388,921   PMP Communications Ltd                                                   503,986
    2,190,379   Qantas Airways Ltd                                                     4,788,988
      474,892   Santos Ltd                                                             1,117,038
      977,139   Schroders Property                                                     1,392,255
      880,767   Western Mining Corp Holdings Ltd                                       3,310,449
    1,889,208   Westfield Trust Units                                                  3,573,592
      454,991   Westpac Banking Corp                                                   2,906,100
                                                                                -----------------
                                                                                      57,678,837
                                                                                -----------------
                AUSTRIA - 3.7%
        2,023   Austria Mikro Systeme International *                                     89,981
       36,503   Austria Tabakwerke AG                                                  1,454,931
       86,676   Austrian Airlines                                                      1,360,191
      408,277   Bank Austria AG                                                       17,766,704
      101,377   Boehler Uddeholm (Bearer)                                              3,776,171
       82,962   Brau Union AG                                                          3,447,261
       18,385   EA-Generali AG                                                         2,858,399
       17,706   Energie-Versorgung Niederoesterreich AG                                1,892,156
      167,454   Erste Bank Der Oesterreichischen Sparkassen AG                         7,012,911
       58,727   Flughafen Wien AG                                                      2,114,574
        7,655   Interunfall Versicherung AG                                              972,820
        9,192   Leykam-Muerztaler Papier und Zellstoff AG                                273,453


              See accompanying notes to the financial statements.              1

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                AUSTRIA - CONTINUED
       37,452   Mayr-Melnhof Karton AG (Bearer)                                        2,058,129
       44,545   Oesterreichische Brau Beteiligungs AG                                  1,719,717
       26,763   Oesterreichische Elektrizitaetswirtschafts AG *                        3,156,345
       44,898   OMV AG                                                                 3,514,669
      209,276   RHI AG                                                                 5,667,646
      644,898   Voest-Alpine Stahl AG                                                 19,868,018
                                                                                -----------------
                                                                                      79,004,076
                                                                                -----------------
                BELGIUM - 0.9%
       17,600   Almanij NV                                                               667,609
        7,650   Arbed SA                                                                 710,726
       18,500   Bekaert SA                                                               816,629
       36,302   Compagnie Benelux Paribas SA                                           1,950,196
        2,050   Compagnie Maritime Belge SA                                               88,814
       23,779   Credit Commercial Dexia                                                3,239,392
        2,466   Electrabel SA                                                            666,422
       23,800   Electrafina NPV                                                        3,010,827
        3,550   Glaverbel NPV                                                            239,243
       17,100   Groupe Bruxelles Lambert NPV                                           3,709,120
       34,118   Solvay et Cie                                                          2,374,846
       30,900   Union Miniere NPV                                                      1,011,465
                                                                                -----------------
                                                                                      18,485,289
                                                                                -----------------
                CANADA - 0.7%
       45,200   Bank of Montreal                                                       1,383,101
      139,899   Boliden Ltd SDR *                                                        314,362
       39,650   Donohue Inc Class A                                                      907,223
       40,807   Fletcher Challenge Ltd Class A                                           478,097
       75,010   Hudsons Bay Co                                                           710,812
      176,980   Methanex Corp *                                                          381,769
       52,700   NS Power Holdings Inc                                                    472,157
       41,720   PanCanadian Petroleum Ltd                                                618,181
       31,000   Potash Corp of Saskatchewan                                            1,410,062
       59,100   Quebecor Inc Class B                                                   2,154,645
       48,254   Rogers Cantel Mobile Communications Class B *                          2,311,270
       83,960   Stelco Inc Class A                                                       448,442
      322,074   Transcanada Pipelines Ltd                                              2,197,473
       81,600   Westcoast Energy Inc                                                   1,180,979
                                                                                -----------------
                                                                                      14,968,573
                                                                                -----------------


2             See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                DENMARK - 0.1%
        7,570   Den Danske Bank                                                          723,289
        5,920   Kapital Holding AS                                                       217,966
       34,400   Topdanmark AS *                                                          561,924
       10,890   Unidanmark AS Class A (Registered)                                       621,197
                                                                                -----------------
                                                                                       2,124,376
                                                                                -----------------
                FINLAND - 1.1%
       41,700   Amer Group Class A                                                     1,083,960
      309,500   Enso Oyj Class R                                                       3,128,697
       82,500   Finnair Class A                                                          350,273
      138,600   Fortum Oyj                                                               617,814
        5,400   Helsingin Puhelin Oyj                                                    577,072
       26,238   Instrumentarium Oyj                                                      855,072
      171,800   Kesko Oyj                                                              2,274,256
       19,950   Kone Oyj                                                                 979,550
       25,200   Metra AB Class A                                                         513,127
        6,200   Metra AB Class B                                                         127,141
       38,500   Outokumpu Class A                                                        429,964
       83,800   Partek Oyj                                                             1,097,227
        9,000   Pohjola Group Insurance Class B                                          506,021
      185,901   Rautaruukki Oyj                                                        1,020,164
       45,800   Sampo Insurance Co Ltd Class A                                         1,565,335
        2,921   Sanitec Oyj *                                                             38,527
        9,400   Sonera Oyj                                                               724,893
       42,250   Stockmann AB Class A                                                     667,089
       19,400   Stockmann AB Class B                                                     298,838
        7,800   Tieto Corp                                                               536,926
      222,400   UPM-Kymmene Oyj                                                        6,166,529
                                                                                -----------------
                                                                                      23,558,475
                                                                                -----------------
                FRANCE - 11.3%
       42,220   Air France *                                                             653,609
       19,210   Alcatel Alsthom Cie Generale d'Electricite SA                          4,497,845
      217,801   Assurances Generales de France (Bearer)                               10,526,333
      376,020   Aventis SA Class A                                                    19,186,703
      382,284   Banque Nationale de Paris                                             30,179,602
        4,427   Bongrain                                                               1,231,745
       40,902   Christian Dior                                                         8,367,910
       91,904   Compagnie Generale d'Industrie et de Participations                    6,171,520
      456,381   Credit Lyonnais SA *                                                  15,466,204


              See accompanying notes to the financial statements.              3

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                FRANCE - CONTINUED
       13,002   Dexia *                                                                1,777,510
       32,472   Dexia Strip *                                                              1,563
      106,255   Eridania Beghin-Say SA                                                 8,920,299
      320,300   Eurotunnel SA Units (Bearer) *                                           394,712
        1,004   Fromageries Bel SA                                                       680,487
       23,752   Groupe Danone                                                          4,774,679
       27,010   Imetal                                                                 3,198,477
        2,040   Labinal SA                                                               167,923
       45,829   Lafarge Coppee SA                                                      3,419,445
       86,900   Michelin SA Class B                                                    2,713,190
       47,060   Pechiney SA Class A                                                    2,745,605
      110,464   Pernod Ricard                                                          5,583,334
      108,465   Peugeot SA                                                            22,357,324
       87,741   Remy Cointreau SA *                                                    1,858,398
      463,370   Renault SA                                                            18,468,932
       61,670   Rhodia SA                                                              1,050,898
       92,702   Saint-Gobain                                                          12,896,459
        4,410   Seb SA                                                                   318,430
        5,390   Skis Rossignol                                                            79,136
       14,863   Societe Eurafrance                                                     6,954,346
      165,893   Societe Generale Paris                                                34,386,313
       15,260   SPIE Batignolles                                                         984,335
        6,139   Suez Lyonnaise des Eaux                                                1,010,665
       22,783   Thomson CSF                                                              899,308
      443,216   Usinor Sacilor                                                         6,464,599
                                                                                -----------------
                                                                                     238,387,838
                                                                                -----------------
                GERMANY - 10.2%
      113,545   AGIV AG                                                                2,033,267
       43,600   Bankgesellschaft Berlin AG *                                             690,504
      510,400   BASF AG                                                               23,267,203
      398,349   Bayer AG                                                              16,586,829
       18,050   Bayerische Hypotheken und Wechsel-Bank AG                                295,420
       32,050   Bayerische Motoren Werke AG                                              820,773
       26,787   Bayerische Vereinsbank                                                 1,459,668
      176,780   Berliner Kraft & Licht AG Class A                                      1,667,910
      207,550   Commerzbank AG                                                         7,393,294
      303,197   Continental AG                                                         4,991,540
       62,400   DaimlerChrysler AG                                                     4,229,322


4             See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                GERMANY - CONTINUED
      121,256   Deutsche Bank AG                                                      10,203,007
      399,934   Deutsche Telekom                                                      33,459,668
       97,300   Douglas Holdings AG                                                    2,988,251
       19,649   Dresdner Bank AG                                                         942,070
       44,328   FAG Kugelfischer                                                         371,288
       19,500   Fresenius Medical Care AG                                              1,370,475
       79,697   Heidelberg Port-Zement                                                 4,488,605
      181,963   Klockner Humboldt Deutz *                                                895,195
        1,500   Leirheit AG                                                               45,490
       73,000   Linde AG                                                               3,004,502
      108,500   MAN AG                                                                 3,614,260
          450   Phoenix AG                                                                 4,462
        9,359   Schering AG                                                            1,125,396
       10,900   Schwarz Pharma AG                                                        274,942
      349,471   Siemens AG                                                            62,412,070
      253,349   SKW Trostberg                                                          1,512,253
       24,700   Suedzucker AG                                                            249,689
      472,070   Thyssen Krupp AG *                                                    11,384,859
      295,052   Veba AG                                                               13,180,445
                                                                                -----------------
                                                                                     214,962,657
                                                                                -----------------
                HONG KONG - 4.6%
    3,013,000   Cathay Pacific Airways Ltd                                             4,181,066
    1,746,000   Cheung Kong Holdings                                                  23,443,619
    1,694,122   Chinese Estates Holdings Ltd *                                           285,154
      356,000   Citic Pacific Ltd                                                      1,788,508
    1,331,000   CLP Holdings Ltd                                                       5,865,922
      134,300   Dao Heng Bank                                                            503,875
          766   Dickson Concept International Ltd                                            837
          300   Elec & Eltek International Holdings Ltd                                       56
      525,128   Great Eagle Holdings Ltd                                                 701,718
      200,700   Guoco Group                                                              398,419
    2,031,700   Hang Lung Development Co Ltd                                           1,579,353
    2,358,000   Henderson Investment Ltd                                               1,605,772
      566,000   Henderson Land Development Co Ltd                                      2,407,180
    1,099,200   Hong Kong Aircraft Engineering Co Ltd                                  1,504,148
    1,923,300   Hong Kong Electric Holdings Ltd                                        5,869,144
      598,700   Hong Kong Ferry Co Ltd                                                   484,634
    2,074,421   Jardine Matheson Holdings Ltd                                          7,260,474


              See accompanying notes to the financial statements.              5

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                HONG KONG - CONTINUED
    3,611,911   Jardine Strategic Holdings Ltd                                         5,706,819
          622   Kumagai Gumi Ltd                                                             149
            2   Leading Spirit Holdings                                                        -
          700   Lai Sun Garment International Ltd *                                           34
    2,433,462   Mandarin Oriental ADR                                                  1,253,233
    1,314,800   New Asia Realty & Trust Class A                                        1,351,493
    1,142,000   New World Development Co Ltd                                           1,643,419
          200   Paul Y ITC Construction Holdings Ltd                                          17
       42,000   Realty Development Corp Ltd Class A                                       53,426
   34,291,371   Regal Hotels International Ltd *                                       2,511,446
    3,756,000   South China Morning Post Ltd                                           3,740,171
    1,801,000   Sun Hung Kai Properties Ltd                                           16,256,392
      688,000   Swire Pacific Ltd Class A                                              3,297,322
      454,000   Wharf Holdings Ltd                                                       778,756
    2,999,800   Wheelock and Co Ltd                                                    2,004,286
          404   Wing Lung Bank                                                             1,448
      880,200   Yue Yuen Industrial Holdings                                           1,690,778
                                                                                -----------------
                                                                                      98,169,068
                                                                                -----------------
                ITALY - 3.7%
      132,656   Banca Commerciale Italiana SPA                                           561,944
    9,280,000   Banca di Roma                                                         10,551,432
    1,100,918   Banca Intesa SPA                                                       4,038,253
      169,000   Banca Popolare di Bergamo Credit                                       3,359,853
      537,000   Banca Popolare di Milano                                               3,980,875
    2,142,000   Banco Ambrosiano Veneto SPA (Non Convertible)                          4,433,753
      950,000   Banco di Napoli                                                          915,527
      154,206   Beni Stabili SPA *                                                        82,990
      254,300   Burgo (Cartiere) SPA                                                   1,493,447
    2,076,700   Dalmine SPA *                                                            554,818
       18,650   Ericsson SPA                                                           1,166,196
      203,600   Falck Acciaierie and Ferriere Lombarde                                 1,538,725
      369,390   Fiat SPA                                                              11,237,915
      159,672   Fiat SPA (Non Convertible)                                             2,299,714
      588,000   Grassetto SPA (c) *                                                            3
      693,570   HPI SPA                                                                1,469,016
      219,500   IFIL Finanziaria di Partecipazioni SPA                                 2,347,805
      381,925   IFIL Finanziaria di Partecipazioni SPA (Non Convertible)               1,739,213
      215,000   Immsi SPA *                                                              492,639
       30,800   Industrie Natuzzi SPA ADR                                                348,425


6             See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                ITALY - CONTINUED
      274,650   Italcementi Fabbriche Riunite Cemento SPA (Non Convertible)              899,026
       37,300   Italmobiliare SPA                                                        800,806
      187,470   Magneti Marelli SPA                                                      712,923
    3,316,481   Montedison SPA                                                         5,827,119
      973,728   Montedison SPA (Non Convertible)                                       1,019,953
    1,045,000   Parmalat Finanziaria SPA                                               1,135,857
      766,975   Pirelli & Co                                                           1,709,408
      716,819   RAS SPA                                                                6,245,563
      101,206   San Paolo IMI SPA                                                      1,597,952
      215,000   Sirti SPA                                                                507,129
      982,472   SMI (Societa Metallurgica Italy)                                         695,218
      345,000   SNIA BPD SPA                                                             398,246
       88,000   Societa Assicuratrice Industriale (SAI)                                  349,055
      137,000   Sorin Biomedica SPA                                                      568,475
      324,329   Telecom Italia SPA (Non Convertible)                                   2,560,432
       36,500   Toro Assicurazioni                                                       379,165
                                                                                -----------------
                                                                                      78,018,870
                                                                                -----------------
                JAPAN - 24.1%
       10,000   Acom Ltd                                                               1,061,399
      371,000   Amada Co Ltd                                                           2,502,490
      981,000   Asahi Bank                                                             4,152,428
      183,000   Ashikaga Bank Ltd *                                                      333,166
       37,000   Autobacs Seven                                                           889,172
       86,000   Bandai Co                                                              3,295,799
      458,000   Bank of Yokohama                                                       1,634,300
       72,000   Best Denki Co Ltd                                                        505,321
       86,000   Brother Industries Ltd                                                   183,970
      257,000   Canon Sales Co Inc                                                     3,392,199
      133,000   Chiba Bank                                                               573,866
      184,700   Chubu Electric Power Co Inc                                            2,624,521
       44,000   Chudenko Corp                                                            521,087
      111,200   Chugoku Electric Power Co Inc                                          1,376,651
    1,502,000   Cosmo Oil Co Ltd                                                       1,640,708
      656,000   Daicel Chemical Industries Ltd                                         2,179,600
      145,000   Daido Steel Co Ltd                                                       197,988
      372,000   Dai-Ichi Kangyo Bank                                                   2,946,065
      225,000   Daiichi Pharmaceuticals Co Ltd                                         2,918,620
      147,000   Daikyo Inc *                                                             271,640
      350,000   Dainippon Pharmaceutical Co Ltd                                        2,724,045

              See accompanying notes to the financial statements.              7

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                JAPAN - CONTINUED
       76,000   Dainippon Printing Co Ltd                                              1,138,046
       98,000   Dainippon Screen Manufacturing Co Ltd *                                  581,639
      107,000   Daio Paper Corp                                                          610,705
       44,000   Daishowa Paper Manufacturing *                                           193,455
      145,200   Daito Trust Construction Co Ltd                                        1,890,091
    3,652,000   Daiwa Bank                                                             9,075,563
    1,109,000   Daiwa House Industry Co Ltd                                            7,581,439
      105,000   Daiwa Kosho Lease Co Ltd                                                 258,067
      656,000   Daiwa Securities Co Ltd                                               10,420,281
      260,000   Ezaki Glico Co Ltd                                                     1,202,312
    1,414,000   Fuji Bank                                                             11,018,015
      247,600   Fuji Photo Film Co Ltd                                                10,886,241
      955,000   Fujita Corp *                                                            434,664
      216,000   Fukuyama Transporting Co Ltd                                           1,539,557
      258,000   General Sekiyu (KK)                                                      469,710
      219,000   Gunze Ltd                                                                558,190
      127,500   Heiwa Corp                                                             2,425,698
      229,000   Hino Motors *                                                            554,495
    2,600,300   Hitachi Ltd                                                           35,481,769
       54,000   Hitachi Maxell Ltd                                                     1,359,155
      540,000   Hitachi Metals Ltd                                                     2,910,018
      183,200   Hokkaido Electric Power                                                2,197,966
      113,000   Hokuetsu Paper Mills                                                     658,322
       72,000   Hokuriku Bank *                                                          148,778
      127,000   Honda Motor Co Ltd                                                     4,161,850
      221,000   House Foods Corp                                                       3,218,788
        6,000   Hyogo Bank Ltd (c) *                                                           1
       92,000   INAX Corp                                                                468,144
      377,000   Industrial Bank of Japan                                               2,947,913
      756,000   Ishikawajima-Harima Heavy Industries                                     770,761
    1,201,000   Itochu Corp *                                                          6,559,556
       98,000   Itoham Foods Inc                                                         383,597
       42,000   JACCS Co                                                                 148,341
      107,000   Japan Airport Terminal Co Ltd                                            839,598
      173,000   Japan Radio Co                                                         1,795,276
      173,000   Japan Securities Finance Co                                            1,014,173
      124,000   Japan Steel Works Ltd *                                                  104,975
      374,000   Japan Synthetic Rubber Co Ltd                                          2,893,815


8             See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                JAPAN - CONTINUED
        1,265   Japan Tobacco Inc                                                      9,039,416
      204,000   JGC Corp *                                                               492,103
      844,000   Kajima Corp                                                            2,151,199
      237,000   Kamigumi Co Ltd                                                          927,677
      188,000   Kandenko Co                                                              677,693
       38,600   Kansai Electric Power                                                    565,709
       28,000   Katokichi Co Ltd                                                         569,660
      801,000   Kawasaki Heavy Industries Ltd                                            838,514
      460,000   Kawasaki Kisen                                                           632,288
      701,000   Keio Teito Electric Railway Co Ltd                                     2,348,259
       76,000   Kinden Corp                                                              471,130
       86,000   Kirin Brewery Co Ltd                                                   1,026,317
      157,000   Kissei Pharmaceutical Co Ltd                                           2,643,940
    2,196,000   Kobe Steel Ltd *                                                       1,259,369
       21,000   Kokusai Denshin Denwa                                                  1,959,401
      157,000   Kokusai Electric                                                       2,060,844
      506,000   Komatsu Ltd                                                            2,238,551
      140,000   Konica Corp                                                              627,008
       32,000   Koyo Seiko Co Ltd                                                        250,221
      818,000   Kubota Corp                                                            2,382,777
      806,000   Kumagai Gumi Co Ltd *                                                    418,206
       78,000   Kyowa Hakko Kogyo Co Ltd                                               1,015,338
      470,000   Kyushu Electric Power Co Inc                                           5,587,547
      452,000   Maeda Corp                                                             1,275,500
      110,000   Maeda Road Construction                                                  445,587
      102,000   Makita Corp                                                              840,289
    2,145,000   Marubeni Corp                                                          8,728,005
       41,000   Marui Co Ltd                                                             537,436
       32,000   Maruichi Steel Tube                                                      328,579
      382,000   Matsushita Electric Industrial Co Ltd                                 11,127,395
       44,000   Misawa Homes                                                             136,180
      401,000   Mitsubishi Corp                                                        2,960,366
    1,950,000   Mitsubishi Electric Corp                                              17,271,403
      179,000   Mitsubishi Gas Chemical Co Inc                                           329,143
    4,618,000   Mitsubishi Heavy Industries                                           12,653,207
      830,000   Mitsubishi Material *                                                  2,757,726
      723,000   Mitsubishi Motors *                                                    2,296,910
      102,000   Mitsubishi Paper Mills Ltd                                               110,491


              See accompanying notes to the financial statements.              9

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                JAPAN - CONTINUED
      191,000   Mitsubishi Trust & Banking                                             1,303,992
      155,000   Mitsui Fudosan Co Ltd                                                  1,244,459
      954,000   Mitsui Petrochemical Industries Ltd                                    6,886,550
    3,692,000   Mitsui Trust & Banking Co Ltd                                          5,713,349
       58,000   Mitsui-Soko                                                              125,129
      630,000   Mycal Corp                                                             2,282,463
       49,000   Nagase & Co                                                              167,266
      208,000   Nagoya Railroad Co Ltd                                                   566,128
       38,000   National House Industrial                                                183,678
      371,000   New Japan Securities Co Ltd *                                          1,705,475
      169,000   New Oji Paper Co Ltd                                                     810,732
       57,000   Nichicon Corp                                                          1,691,502
       26,000   Nichiei Co Ltd (Kyoto) *                                                 525,420
      467,000   Nichirei                                                               1,186,045
      132,000   Nikko Securities                                                       1,702,644
      363,000   Nippon Express Co Ltd                                                  2,425,397
       66,000   Nippon Hodo Co                                                           273,961
       44,000   Nippon Kayaku Co Ltd                                                     192,253
      326,000   Nippon Light Metal                                                       207,728
      150,000   Nippon Meat Packers Inc                                                1,379,091
    3,127,975   Nippon Oil Co Ltd                                                     10,990,837
       54,000   Nippon Paint Co                                                          130,263
      104,000   Nippon Paper Industries                                                  536,780
      576,000   Nippon Shinpan Co                                                      1,310,819
      232,000   Nippon Suisan Kaisha Ltd                                                 348,459
      342,000   Nishimatsu Construction                                                1,039,807
    4,894,000   Nissan Motor Co *                                                     18,488,098
      271,000   Nisshin Oil Mills Ltd                                                    727,732
      588,000   Nisshin Steel Co Ltd                                                     545,956
    1,001,000   Nisshinbo Industries Inc                                               3,763,261
    2,373,000   Nissho Iwai Corp *                                                     1,620,090
    6,437,000   NKK Corp *                                                             3,515,725
       56,000   NOF Corp                                                                 126,421
      163,000   Obayashi Corp                                                            462,938
      509,000   Oki Electric Industry *                                                3,044,131
      339,000   Okumura Corp                                                             925,766
      220,000   Omron Corp                                                             6,067,999
       44,000   Ono Pharmaceutical Co Ltd                                              1,241,637


10            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                JAPAN - CONTINUED
      650,000   Onoda Cement Co Ltd                                                      982,204
      125,000   Onward Kashiyama Co Ltd                                                1,207,273
      298,000   Orient Corp                                                            1,095,917
       64,000   Penta Ocean Construction *                                                79,814
       86,000   Promise Co                                                             6,348,914
      200,000   Q.P. Corp                                                              1,511,083
      900,000   Renown Inc                                                             1,327,204
       58,500   Rinnai Corp                                                              974,512
      166,000   Royal Co Ltd                                                           1,344,864
       83,000   Ryosan Co                                                              1,359,219
      256,000   Sagami Railway Co Ltd                                                    652,496
    4,804,000   Sakura Bank Ltd                                                       27,418,943
      216,000   Sankyo Co Ltd                                                          4,473,169
       83,000   Sanwa Shutter Corp                                                       213,063
      754,000   Sanyo Electric Co                                                      3,074,890
          500   Secom Co Ltd                                                              44,786
      636,000   Seino Transportation Co Ltd                                            3,189,987
      762,000   Sekisui Chemical                                                       2,386,127
    1,349,000   Sekisui House Ltd                                                     10,069,455
      326,200   Shikoku Electric Power                                                 3,934,414
      478,000   Shimizu Corp                                                           1,153,065
      435,000   Shionogi and Co Ltd                                                    6,216,831
      620,000   Showa Denko *                                                            790,132
      383,000   Showa Shell Sekiyu                                                     1,296,946
      379,000   Snow Brand Milk Products Co Ltd                                        1,590,451
      251,000   Stanley Electric Co Ltd                                                1,937,536
      920,000   Sumitomo Corp                                                         10,200,355
       74,000   Sumitomo Electric                                                        975,395
      116,000   Sumitomo Forestry Co Ltd                                                 687,415
    2,132,000   Sumitomo Metal Industries *                                            1,164,444
    1,516,000   Sumitomo Trust & Banking                                               8,569,806
      365,000   Suzuki Motor Corp                                                      5,904,192
      778,000   Taisei Corp                                                            1,140,212
      123,000   Takara Standard Co                                                       448,983
      163,000   Takuma Corp                                                            1,121,733
      401,000   Tanabe Seiyaku Co Ltd                                                  2,438,378
          900   TDK Corp                                                                  86,104
    1,140,000   Teikoku Oil Co Ltd                                                     3,248,100


              See accompanying notes to the financial statements.             11

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                JAPAN - CONTINUED
      219,000   Toei Co Ltd                                                            1,991,543
      382,700   Tohoku Electric Power Co Inc                                           4,528,788
      974,000   Tokai Bank                                                             4,459,715
       98,000   Tokuyama Corp                                                            355,050
      264,000   Tokyo Electric Co Ltd                                                  1,285,695
      145,000   Tokyo Ink Manufacturing Co Ltd                                           266,624
      384,400   Tokyo Steel Manufacturing Co                                             864,292
       71,000   Tokyo Style Co Ltd                                                       581,676
      522,000   Tomen Corp                                                               308,862
      105,000   Toppan Printing Co Ltd                                                 1,035,137
      179,000   Toray Industries Inc                                                     570,297
      129,000   Tostem Corp                                                            1,779,027
      259,000   Toyo Seikan Kaisha                                                     3,383,232
      126,000   Toyo Suisan Kaisha                                                       779,937
      498,000   Toyo Trust & Banking Co Ltd                                            1,427,973
    1,238,000   Toyobo Co Ltd                                                          1,634,063
       90,000   Victor Co of Japan Ltd                                                   525,966
       92,000   Wacoal Corp                                                              661,599
      115,000   Yakult Honsha Co Ltd                                                     964,135
       53,000   Yamaha Corp                                                              363,288
      188,000   Yamazaki Baking Co Ltd                                                 1,567,594
    3,556,000   Yasuda Trust & Banking *                                               4,531,792
          200   Yoshitomi Pharmaceutical Industries Ltd                                    2,740
                                                                                -----------------
                                                                                     506,794,801
                                                                                -----------------
                LUXEMBOURG - 0.0%
       14,080   Carrier1 International SA ADR *                                          456,720
                                                                                -----------------

                MALAYSIA - 0.0%
      511,000   MBF Holdings Berhad *                                                     27,567
      751,000   Promet Berhad *                                                           57,313
       36,540   Silverstone *                                                                433
      234,000   Westmont Industries Berhad (c) *                                             616
                                                                                -----------------
                                                                                          85,929
                                                                                -----------------
                NETHERLANDS - 2.3%
      203,700   ABN Amro Holdings NV                                                   4,216,412
       19,300   Buhrmann NV Maastricht                                                   508,192
      110,200   DSM NV                                                                 3,614,658
      244,000   Fortis (NL) NV                                                         6,126,479
        7,100   Gamma Holdings NV                                                        237,876


12            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                NETHERLANDS - CONTINUED
       86,700   ING Groep NV                                                           4,383,867
       73,450   KLM-Konin Luchtvaart Mij NV                                            1,368,316
      144,350   Kon Bolswessanen                                                       1,556,497
       56,100   Koninklijke KPN NV                                                     7,132,057
       27,100   Koninklijke Volker Wessels                                               430,494
       27,200   Nedlloyd                                                                 623,246
      327,900   Royal Dutch Petroleum                                                 17,138,578
       45,700   Stork NV                                                                 560,970
       18,800   VIB NV                                                                   459,732
        4,200   Wereldhave NV                                                            170,436
                                                                                -----------------
                                                                                      48,527,810
                                                                                -----------------
                NEW ZEALAND - 0.1%
      224,600   Air New Zealand Class B                                                  229,038
    3,300,200   Brierley Investment Ltd                                                  592,954
      902,200   Carter Holt Harvey Ltd                                                   871,836
      108,400   Fletcher Challenge Energy                                                237,003
       62,800   Fletcher Challenge Energy                                                135,706
      524,900   Lion Nathan Ltd                                                          945,647
                                                                                -----------------
                                                                                       3,012,184
                                                                                -----------------
                NORWAY - 3.0%
      195,100   Bergesen d.y. ASA Class A                                              3,256,124
       88,100   Bergesen d.y. ASA Class B                                              1,444,090
    1,104,000   Christiania Bank OG Kreditkasse                                        5,593,372
    3,060,637   Den Norske Bank Class A                                               11,091,776
       17,300   Dyno Industrier AS                                                       412,469
       71,300   Elkem AS Class A                                                       1,232,461
      259,600   Fred Olsen Energy *                                                    2,104,405
       44,650   Kvaerner ASA Class B *                                                   620,102
      316,150   Kvaerner ASA *                                                         5,464,833
       28,200   Leif Hoegh and Co AS                                                     273,982
      432,550   Norsk Hydro AS                                                        16,113,951
       80,700   Norske Skogindustrier ASA Class A                                      3,107,361
       29,550   Norske Skogindustrier ASA Class B                                        900,045
       82,000   Orkla ASA                                                              1,251,237
      546,200   Petroleum Geo-Services *                                               8,562,353
      126,100   SAS Norge ASA Class B                                                  1,119,920
       20,700   Smedvig ASA Class A                                                      264,040
      286,800   Tandberg Data ASA *                                                      550,454
                                                                                -----------------
                                                                                      63,362,975
                                                                                -----------------


              See accompanying notes to the financial statements.             13

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                PORTUGAL - 0.4%
       83,084   Banco Espirito Santo e Commercial de Lisboa (Registered)               2,157,307
      360,884   Electricidade de Portugal                                              7,202,453
                                                                                -----------------
                                                                                       9,359,760
                                                                                -----------------
                SINGAPORE - 5.0%
          461   Asia Food & Properties Ltd *                                                 156
      318,000   Cerebos Pacific Ltd                                                      564,530
      560,000   City Developments Ltd                                                  2,274,178
    3,366,000   Comfort Group                                                          1,503,638
      366,950   Creative Technology Ltd                                                7,983,190
      664,748   DBS Group Holdings Ltd                                                 8,214,383
    6,568,096   DBS Land Ltd                                                           8,687,857
      189,309   First Capital Corp Ltd                                                   141,677
           37   Hai Sun Hup Group Ltd                                                         16
    1,067,203   Haw Par Brothers International Ltd                                     1,820,257
    1,585,104   Hotel Properties Ltd                                                   1,397,783
      634,000   Keppel Bank Ltd                                                        1,302,060
      553,000   Keppel Corp                                                            1,238,371
      949,000   Keppel Land Ltd                                                        1,084,603
      189,000   Natsteel Ltd                                                             374,996
          556   Neptune Orient Lines Ltd *                                                   455
    1,235,850   Oversea-Chinese Banking Corp                                           7,815,029
    2,233,776   Overseas Union Bank                                                    9,913,782
          508   Prima Ltd                                                                  1,303
      694,308   Robinson and Co Ltd                                                    1,997,893
      761,166   Shangri-La Asia Ltd                                                      621,037
    3,161,000   Singapore Airlines Ltd (Registered)                                   29,341,533
      651,000   Singapore Land Ltd                                                     1,201,009
      430,759   Singapore Press Holdings                                               8,246,822
      390,000   Singapore Telecom                                                        633,521
    1,913,168   Straits Trading Co Ltd                                                 1,997,855
      519,000   Times Publishing Ltd                                                   1,059,860
    4,515,960   United Industrial Corp Ltd                                             1,964,942
      236,400   United Overseas Bank                                                   1,494,901
    1,012,000   United Overseas Land                                                     710,402
    2,805,000   Wing Tai Holdings                                                      2,099,234
                                                                                -----------------
                                                                                     105,687,273
                                                                                -----------------
                SPAIN - 1.5%
        6,620   Cristaleria Espanola SA                                                  231,227
      480,900   Endesa                                                                10,171,813
    1,120,753   Repsol SA                                                             21,202,447
                                                                                -----------------
                                                                                      31,605,487
                                                                                -----------------


14            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                SWEDEN - 4.8%
      324,634   Assi Doman                                                             4,776,752
      913,758   Avesta Sheffield AB *                                                  3,585,408
        5,100   Custos AB Class B                                                        126,816
       31,600   Drott AB Class B                                                         309,981
       53,788   Esselte AB Class A                                                       306,764
      181,400   Esselte AB Class B                                                     1,106,981
      316,500   Foreningssparbanken AB Class A                                         4,007,243
      354,102   Gambro AB Class A                                                      2,463,810
      295,346   Gambro AB Class B                                                      2,088,679
       37,596   Industrivarden AB Class A                                              1,035,638
       53,000   Investor AB Class B                                                      773,811
      579,223   Mo Och Domsjo AB Class B                                              16,385,001
    1,739,200   Nordbanken Holdings AB                                                 9,125,493
        9,600   PerBio Science AB *                                                       65,701
       19,200   Perstorp AB Class B                                                      181,773
       31,200   Skandia Forsakrings AB                                                 1,277,609
      879,500   Skandinaviska Enskilda Banken Class A                                  8,828,105
      131,246   Skanska AB Class B                                                     4,521,078
      148,000   SKF AB Class B                                                         2,937,379
      299,300   SSAB Swedish Steel Class A                                             3,635,845
       73,600   SSAB Swedish Steel Class B                                               877,290
      262,763   Stena Line AB Class B *                                                  239,775
      398,906   Svenska Cellulosa Class B                                              9,714,433
      446,800   Svenska Handelsbanken Class A                                          5,223,794
      124,400   Svenska Kullagerfabriken AB                                            2,327,090
      696,682   Trelleborg AB Class B                                                  4,887,184
       91,350   Volvo AB Class A                                                       2,021,433
      365,650   Volvo AB Class B                                                       8,612,607
                                                                                -----------------
                                                                                     101,443,473
                                                                                -----------------
                SWITZERLAND - 1.3%
          670   Ascom Holding AG (Bearer)                                              2,658,475
        4,980   Baloise Holdings                                                       3,880,364
        1,850   Banque Cantonale Vaudoise (Bearer)                                       521,158
       14,120   BK Vision AG (Bearer) *                                                2,581,275
        1,800   Fischer (Georg) AG (Registered)                                          537,281
          400   Helvetia Patria Holding                                                  275,713
          870   Jelmoli (Bearer)                                                       1,110,705
        8,320   Merkur Holding AG (Registered)                                         2,393,671


              See accompanying notes to the financial statements.             15

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                SWITZERLAND - CONTINUED
        1,020   Pargesa Holdings SA (Bearer)                                           1,925,797
        3,610   Pharma Vision *                                                        2,737,143
       17,330   SAir Group (Registered)                                                3,292,742
          590   Saurer Group Holdings (Registered) *                                     294,576
          680   Schweizerische Industrie-Gesellschaft Holding AG (Registered)            408,799
        7,630   Schweizerische Lebensversicherungs-und Rentenanstalt                   3,782,073
        1,130   Sika Finanz AG (Bearer)                                                  373,190
          940   Sulzer Gebrueder AG (Registered) *                                       612,431
                                                                                -----------------
                                                                                      27,385,393
                                                                                -----------------
                UNITED KINGDOM - 13.1%
       51,100   3i Group Plc                                                             909,946
       93,300   Allied Zurich Plc                                                        793,146
      484,380   AMEC                                                                   1,189,056
      335,700   Anglian Water Plc                                                      2,360,940
      834,000   Arjo Wiggins Appleton Plc                                              2,080,219
      927,357   Associated British Food                                                5,178,801
      429,900   BAA                                                                    2,556,858
      291,320   Barclays Plc                                                           7,017,957
      555,021   Barratt Development                                                    1,507,036
      688,084   Bass Plc                                                               7,294,127
      774,000   Beazer Holmes Plc                                                      1,356,281
    2,477,597   BG Group Plc                                                          10,804,852
    1,794,544   British Airways Plc                                                    8,470,541
      224,544   British Energy Plc                                                       853,402
      511,082   British Energy Plc (Deferred Shares) *                                         -
      379,628   Carillion Plc                                                            530,380
      174,100   Christian Salvesen Plc                                                   368,290
    1,905,093   Coats Viyella                                                          1,225,546
       71,200   Commercial Union Plc                                                     849,181
    2,677,875   Corus Group Plc                                                        4,438,799
      126,282   De Vere Group Plc                                                        541,747
    1,863,900   Eurotunnel SA Units (Registered) *                                     2,221,547
      786,100   Halifax Group Plc                                                      7,048,748
       55,000   Hammerson Plc                                                            279,579
      744,830   HSBC Holdings Plc                                                      8,671,716
      270,485   Hyder Plc                                                                859,340
      335,499   Inchcape Plc                                                           1,284,366
       72,200   Johnson Matthey                                                          822,925
        8,646   Laing (John)                                                              26,820


16            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                UNITED KINGDOM - CONTINUED
       97,600   Laird Group                                                              298,138
      446,020   Land Securities                                                        4,861,876
      424,611   Lonrho Africa Plc *                                                      174,281
      726,481   Lonrho Plc                                                             7,798,643
    2,787,300   Marks & Spencer                                                       10,010,389
      659,664   MEPC Plc                                                               3,509,446
    3,173,025   National Power                                                        18,746,541
    1,506,400   Northern Foods Plc                                                     2,199,722
      245,100   Norwich Union Plc                                                      1,511,918
      868,100   Peninsular & Oriental Steam Navigation Co                              9,777,990
    1,330,081   Powergen Plc                                                           9,170,581
      134,362   RMC Group                                                              1,548,407
      589,411   Royal & Sun Alliance Insurance Group                                   3,219,439
    3,866,400   Sainsbury (J)                                                         15,900,119
    1,054,288   Scottish Hydro-Electric Plc                                            8,825,225
    2,643,405   Scottish Power Plc                                                    20,072,184
      279,300   Scottish & Newcastle Plc                                               1,809,964
      706,115   Severn Trent Plc                                                       5,880,087
      380,100   Shell Transport & Trading (Registered)                                 2,613,195
      983,924   Signet Group Plc                                                         788,285
      293,000   Slough Estates                                                         1,292,812
      128,900   Southwest Water                                                          861,772
      405,500   Storehouse Plc                                                           284,863
      380,728   Tarmac Plc                                                             3,498,031
      203,500   Tate & Lyle                                                              824,020
    1,349,091   Taylor Woodrow Plc                                                     2,885,801
    5,329,500   Tesco                                                                 14,429,007
      800,387   Thames Water Plc                                                       8,781,540
      337,156   Thistle Hotels Plc                                                       774,426
      125,100   Unigate                                                                  575,681
    1,268,650   United Biscuits Plc                                                    5,217,175
    1,464,595   United Utilities                                                      15,132,583
      723,310   Viglen Technology Plc (Entitlement Letters) *                                  -
      284,574   Whitbread Plc Class A                                                  2,356,278
      107,400   Wilson (Connolly) Holdings                                               219,563
    1,827,400   Wimpey (George)                                                        2,942,522
    1,201,643   Yorkshire Water                                                        4,908,420
                                                                                -----------------
                                                                                     275,243,070
                                                                                -----------------

                TOTAL COMMON STOCKS (Cost $2,103,499,435)                          1,998,322,934
                                                                                -----------------


              See accompanying notes to the financial statements.             17

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares        Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                INVESTMENT FUNDS - 1.4%
                HONG KONG - 1.4%
   13,054,100   Tracker Fund of Hong Kong *                                           28,597,986
                                                                                -----------------


                TOTAL INVESTMENT FUNDS (Cost $21,852,856)                             28,597,986
                                                                                -----------------

                PREFERRED STOCKS - 0.7%
                AUSTRIA - 0.0%
        3,288   Allgemeine Baugesellschaft AG                                            171,730
        3,036   Bau Holdings AG (Non Voting)                                             112,532
                                                                                -----------------
                                                                                         284,262
                                                                                -----------------
                GERMANY - 0.3%
       36,650   Henkel KGAA                                                            1,919,492
       31,500   MAN AG                                                                   632,310
      121,900   RWE AG                                                                 3,297,794
        4,000   Villeroy & Boch AG (Non Voting)                                           35,429
       35,100   Volkswagen AG                                                            800,883
                                                                                -----------------
                                                                                       6,685,908
                                                                                -----------------
                ITALY - 0.4%
      115,000   Compagnia Assicuratrice Unipol                                           204,825
      295,170   Fiat SPA                                                               5,001,479
       88,200   IFI-Istituto Finanziario                                               2,233,253
                                                                                -----------------
                                                                                       7,439,557
                                                                                -----------------

                TOTAL PREFERRED STOCKS (Cost $16,104,618)                             14,409,727
                                                                                -----------------

                RIGHTS & WARRANTS - 0.0%
                FRANCE - 0.0%
    1,096,728   Eurotunnel SA Paris Warrants 10/31/01 *                                   31,676
    1,096,728   Eurotunnel SA Paris Warrants 10/31/03 *                                   84,470
       24,647   Generale des Eaux Warrants 5/02/01 *                                     136,678
       45,829   Lafarge Co Rights 3/03/00 *                                                1,324
                                                                                -----------------
                                                                                         254,148
                                                                                -----------------
                HONG KONG - 0.0%
      104,212   Chinese Estates Holdings Ltd Warrants 11/24/00 *                           6,027
      293,200   Gold Peak Industries Ltd Warrants 8/06/00 *                                3,315
           50   Mandarin Oriental International Ltd Rights 3/06/00 *                           -
      486,692   Mandarin Oriental International Ltd Rights 3/06/00 *                       4,870
           40   Paul Y ITC Construction Holdings Ltd Warrants 12/22/00 *                       -
                                                                                -----------------
                                                                                          14,212
                                                                                -----------------


18            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

  Shares/
Par Value ($)   Description                                                       Value ($)
-------------------------------------------------------------------------------------------------
                ITALY - 0.0%
      262,655   Banca Intesa SPA Warrants 11/15/02 *                                     702,982
                                                                                -----------------

                SINGAPORE - 0.0%
      101,959   Asia Food & Properties Ltd Warrants 7/12/02 *                             20,999
      139,475   Haw Par Brothers International Ltd Warrants 7/18/01 *                     89,008
                                                                                -----------------
                                                                                         110,007
                                                                                -----------------
                UNITED KINGDOM - 0.0%
    4,622,000   Eurotunnel SA Warrants 10/31/03 *                                        300,981
                                                                                -----------------


                TOTAL RIGHTS & WARRANTS (Cost $1,110,161)                              1,382,330
                                                                                -----------------

                SHORT-TERM INVESTMENTS - 7.5%
                CASH EQUIVALENTS - 6.7%
$  68,400,000   Royal Bank of Canada Time Deposit, 5.81% due 3/01/00                  68,400,000
   73,388,157   The Boston Global Investment Trust (b)                                73,388,157
                                                                                -----------------
                                                                                     141,788,157
                                                                                -----------------
                U.S. GOVERNMENT - 0.8%
$  18,000,000   U.S. Treasury Bill, 4.91% due 1/04/01 (a)                             17,089,995
                                                                                -----------------


                TOTAL SHORT-TERM INVESTMENTS (Cost $158,914,806)                     158,878,152
                                                                                -----------------

                TOTAL INVESTMENTS - 104.2%
                (Cost $2,301,481,876)                                              2,201,591,129

                Other Assets and Liabilities (net) - (4.2%)                          (88,606,039)
                                                                                -----------------

                TOTAL NET ASSETS - 100.0%                                        $ 2,112,985,090
                                                                                -----------------
                                                                                -----------------

              See accompanying notes to the financial statements.             19

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000


--------------------------------------------------------------------------------

                       NOTES TO THE SCHEDULE OF INVESTMENTS

                       ADR    American Depositary Receipt

                       SDR    Swedish Depository Receipt

                       (a) All or a portion of this security is held as
                            collateral for open futures contracts (Note 5).

                       (b) Represents investment of security lending collateral
                            (Note 1).

                       (c) Bankrupt issuer.

                       *  Non-income producing security.


              See accompanying notes to the financial statements.             20

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000


--------------------------------------------------------------------------------


               At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

               INDUSTRY SECTOR (UNAUDITED)

               Banking                                16.8 %
               Utilities                               7.9
               Electronic Equipment                    7.2
               Conglomerates                           5.7
               Automotive                              5.2
               Energy Services                         4.7
               Chemicals                               4.5
               Consumer Goods                          4.3
               Transportation                          4.0
               Real Estate                             3.9
               Metals and Mining                       3.7
               Construction                            3.6
               Machinery                               3.2
               Services                                3.0
               Financial Services                      2.9
               Paper and Allied Products               2.8
               Retail Trade                            2.7
               Telecommunications                      2.4
               Insurance                               2.2
               Communications                          1.6
               Food and Beverage                       1.4
               Health Care                             1.4
               Textiles                                1.0
               Aerospace                               0.1
               Computers                               0.1
               Miscellaneous                           3.7
                                                   --------
                                                     100.0 %
                                                   --------
                                                   --------

21            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

STATEMENT OF ASSETS AND LIABILITIES - FEBRUARY 29, 2000
----------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (cost $2,301,481,876) (Note 1)                                       $      2,201,591,129
      Foreign currency, at value (cost $5,423,828) (Note 1)                                                 5,393,510
      Cash                                                                                                    333,969
      Receivable for Fund shares sold                                                                          29,705
      Receivable for investments sold                                                                       1,606,735
      Dividends and interest receivable                                                                     1,628,391
      Foreign withholding taxes receivable                                                                  2,204,099
      Receivable for expenses waived or borne by Manager (Note 2)                                             176,506
                                                                                                   -------------------
          Total assets                                                                                  2,212,964,044
                                                                                                   -------------------

LIABILITIES:
      Payable upon return of securities loaned (Note 1)                                                    73,388,157
      Payable for investments purchased                                                                       451,717
      Net payable for open forward foreign currency contracts (Notes 1 and 5)                              19,347,959
      Payable for variation margin on open futures contracts (Notes 1 and 5)                                1,795,346
      Payable for Fund shares repurchased                                                                   3,369,910
      Payable to affiliate for (Note 2):
          Management fee                                                                                      935,820
          Shareholder service fee                                                                             247,145
      Accrued expenses                                                                                        442,900
                                                                                                   -------------------
          Total liabilities                                                                                99,978,954
                                                                                                   -------------------

NET ASSETS                                                                                       $      2,112,985,090
                                                                                                   -------------------
                                                                                                   -------------------
NET ASSETS CONSIST OF:
      Paid-in capital                                                                            $      2,198,802,687
      Accumulated undistributed net investment income                                                       1,142,971
      Accumulated undistributed net realized gain                                                          26,227,058
      Net unrealized depreciation                                                                        (113,187,626)
                                                                                                   -------------------

                                                                                                 $      2,112,985,090
                                                                                                   -------------------
                                                                                                   -------------------
NET ASSETS ATTRIBUTABLE TO:
      Class II Shares                                                                            $         21,162,422
                                                                                                   -------------------
                                                                                                   -------------------
      Class III Shares                                                                           $      1,799,928,594
                                                                                                   -------------------
                                                                                                   -------------------
      Class IV Shares                                                                            $        291,894,074
                                                                                                   -------------------
                                                                                                   -------------------

SHARES OUTSTANDING:
      Class II                                                                                              1,015,155
                                                                                                   -------------------
                                                                                                   -------------------
      Class III                                                                                            86,087,007
                                                                                                   -------------------
                                                                                                   -------------------
      Class IV                                                                                             13,968,183
                                                                                                   -------------------
                                                                                                   -------------------

NET ASSET VALUE PER SHARE:
      Class II                                                                                   $              20.85
                                                                                                   -------------------
                                                                                                   -------------------
      Class III                                                                                  $              20.91
                                                                                                   -------------------
                                                                                                   -------------------
      Class IV                                                                                   $              20.90
                                                                                                   -------------------
                                                                                                   -------------------

22            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $6,353,075)                               $         62,073,104
      Interest (including securities lending income of $729,422)                                    8,079,222
                                                                                           -------------------
          Total income                                                                             70,152,326
                                                                                           -------------------
EXPENSES:
      Management fee (Note 2)                                                                      13,366,668
      Custodian fees                                                                                1,879,768
      Audit fees                                                                                       86,651
      Transfer agent fees                                                                              60,472
      Legal fees                                                                                       56,709
      Trustees fees (Note 2)                                                                           27,259
      Registration fees                                                                                 6,889
      Miscellaneous                                                                                    26,341
      Fees waived or borne by Manager (Note 2)                                                     (2,144,089)
                                                                                           -------------------
                                                                                                   13,366,668
      Shareholder service fee (Note 2)
          Class II                                                                                     54,439
          Class III                                                                                 3,046,864
          Class IV                                                                                    377,389
                                                                                           -------------------


          Net expenses                                                                             16,845,360
                                                                                           -------------------

              Net investment income                                                                53,306,966
                                                                                           -------------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
              Investments                                                                         107,186,791
              Closed futures contracts                                                              3,308,235
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                   (43,502,803)
                                                                                           -------------------
                  Net realized gain                                                                66,992,223
                                                                                           -------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments                                                                         100,323,621
              Open futures contracts                                                                6,241,810
              Foreign currency, forward contracts and foreign
                  currency related transactions                                                    (6,607,253)
                                                                                           -------------------
                  Net unrealized gain                                                              99,958,178
                                                                                           -------------------
          Net realized and unrealized gain                                                        166,950,401
                                                                                           -------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $        220,257,367
                                                                                           -------------------
                                                                                           -------------------

              See accompanying notes to the financial statements.             23

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED                YEAR ENDED
                                                                                  FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                                                 --------------------     ---------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income                                                    $          53,306,966    $           61,654,740
      Net realized gain                                                                   66,992,223               328,403,926
      Change in net unrealized appreciation (depreciation)                                99,958,178              (400,000,792)
                                                                                 --------------------     ---------------------

      Net increase (decrease) in net assets resulting from
          operations                                                                     220,257,367                (9,942,126)
                                                                                 --------------------     ---------------------

Distributions to shareholders from:
      Net investment income
          Class II                                                                          (710,851)                 (178,442)
          Class III                                                                      (49,153,936)              (24,881,986)
          Class IV                                                                        (7,672,181)               (7,130,973)
                                                                                 --------------------     ---------------------
          Total distributions from net investment income                                 (57,536,968)              (32,191,401)
                                                                                 --------------------     ---------------------

      In excess of net investment income
          Class II                                                                                 -                  (173,986)
          Class III                                                                                -               (24,260,672)
          Class IV                                                                                 -                (6,952,911)
                                                                                 --------------------     ---------------------

          Total distributions in excess of net investment income                                   -               (31,387,569)
                                                                                 --------------------     ---------------------

      Net realized gains
          Class II                                                                          (705,987)               (1,663,218)
          Class III                                                                      (57,973,177)             (244,048,618)
          Class IV                                                                        (9,597,437)              (68,183,244)
                                                                                 --------------------     ---------------------
          Total distributions from net realized gains                                    (68,276,601)             (313,895,080)
                                                                                 --------------------     ---------------------

Net share transactions:  (Note 4)
          Class II                                                                         2,707,570                 8,149,764
          Class III                                                                     (257,158,300)             (758,532,071)
          Class IV                                                                      (310,969,560)              (20,202,197)
                                                                                 --------------------     ---------------------
      Decrease in net assets from net fund share transactions                           (565,420,290)             (770,584,504)
                                                                                 --------------------     ---------------------


      Total decrease in net assets                                                      (470,976,492)           (1,158,000,680)

NET ASSETS:
      Beginning of period                                                              2,583,961,582             3,741,962,262
                                                                                 --------------------     ---------------------

      End of period (including accumulated undistributed
          net investment income of $1,142,971 and
          of $4,494,422, respectively)                                         $       2,112,985,090    $        2,583,961,582
                                                                                 --------------------     ---------------------
                                                                                 --------------------     ---------------------

24            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

FINANCIAL HIGHLIGHTS
(For a Class II Share outstanding throughout each period)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED FEBRUARY 28/29,
                                                            --------------------------------------------------------------------
                                                                 2000              1999              1998              1997 *
                                                            --------------    --------------    --------------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $         20.33   $         23.16   $         24.36   $         24.60
                                                            --------------    --------------    --------------    --------------

Income (loss) from investment operations:
  Net investment income                                              0.41 (c)          0.39 (c)          0.52 (c)          0.14
  Net realized and unrealized gain (loss)                            1.33             (0.46)             1.94              0.96
                                                            --------------    --------------    --------------    --------------

    Total from investment operations                                 1.74             (0.07)             2.46              1.10
                                                            --------------    --------------    --------------    --------------

Less distributions to shareholders:
  From net investment income                                        (0.56)            (0.24)            (0.74)            (0.27)
  In excess of net investment income                                    -             (0.24)                -                 -
  From net realized gains                                           (0.66)            (2.28)            (2.92)            (1.07)
                                                            --------------    --------------    --------------    --------------

    Total distributions                                             (1.22)            (2.76)            (3.66)            (1.34)
                                                            --------------    --------------    --------------    --------------

NET ASSET VALUE, END OF PERIOD                            $         20.85   $         20.33   $         23.16   $         24.36
                                                            --------------    --------------    --------------    --------------
                                                            --------------    --------------    --------------    --------------

TOTAL RETURN (a)                                                    8.09%            (0.76%)           11.60%             4.51%***


RATIOS/SUPPLEMENTAL DATA:

         Net assets, end of period (000's)                $        21,162   $        18,295   $        12,500   $        25,302
         Net expenses to average
             daily net assets                                       0.76%             0.76%             0.76%             0.80%**(b)
         Net investment income to average
             daily net assets                                       1.84%             1.71%             2.14%             0.98%**
         Portfolio turnover rate                                      53%               60%               68%               97%
         Fees and expenses voluntarily waived or borne by
             the Manager consisted of the following per
             share amounts:                               $          0.02   $          0.06   $          0.07   $          0.05

* Period from September 26, 1996 (commencement of operations) to February 28, 1997.
**  Annualized
*** Not annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
(c) Computed using average shares outstanding throughout the period.


              See accompanying notes to the financial statements.             25

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class III Share outstanding throughout each period)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED FEBRUARY 28/29,
                                                          ----------------------------------------------------------------------
                                                              2000           1999             1998          1997          1996
                                                          -----------    -----------     -----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $      20.38   $      23.20    $      24.37   $     24.62   $     22.32
                                                          -----------    -----------     -----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income                                         0.47 (c)       0.42 (c)        0.54 (c)      0.59          0.36
  Net realized and unrealized gain (loss)                       1.28          (0.47)           1.96          1.02          3.09
                                                          -----------    -----------     -----------    ----------    ----------

    Total from investment operations                            1.75          (0.05)           2.50          1.61          3.45
                                                          -----------    -----------     -----------    ----------    ----------

Less distributions to shareholders:
  From net investment income                                   (0.56)         (0.25)          (0.75)        (0.33)        (0.39)
  In excess of net investment income                               -          (0.24)              -             -             -
  From net realized gains                                      (0.66)         (2.28)          (2.92)        (1.53)        (0.76)
                                                          -----------    -----------     -----------    ----------    ----------

    Total distributions                                        (1.22)         (2.77)          (3.67)        (1.86)        (1.15)
                                                          -----------    -----------     -----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                          $      20.91   $      20.38    $      23.20   $     24.37   $     24.62
                                                          -----------    -----------     -----------    ----------    ----------
                                                          -----------    -----------     -----------    ----------    ----------

TOTAL RETURN (a)                                                8.20%         (0.68%)         11.71%         6.72%        15.72%


RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000's)                 $  1,799,929   $  1,998,447    $  3,046,510   $ 4,232,937   $ 4,538,036
      Net expenses to average
        daily net assets                                        0.69%          0.69%           0.69%         0.71% (b)     0.71% (b)
      Net investment income to average
        daily net assets                                        2.09%          1.84%           2.19%         2.34%         1.93%
      Portfolio turnover rate                                     53%            60%             68%           97%           14%
      Fees and expenses voluntarily waived or borne by
        the Manager consisted of the following per
        share amounts:                                  $       0.02   $       0.06    $       0.07   $      0.06   $      0.03

(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .02% of average daily net assets.
(c) Computed using average shares outstanding throughout the period.


26            See accompanying notes to the financial statements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class IV Share outstanding throughout each period)
----------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED FEBRUARY 28/29,
                                                          ------------------------------------------------------------------
                                                               2000                      1999                    1998 *
                                                          ----------------          ----------------          --------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $           20.37         $           23.19         $         20.61
                                                          ----------------          ----------------          --------------

Income (loss) from investment operations:
  Net investment income                                              0.55 (b)                  0.42 (b)                0.02 (b)
  Net realized and unrealized gain (loss)                            1.21                     (0.46)                   2.56
                                                          ----------------          ----------------          --------------

    Total from investment operations                                 1.76                     (0.04)                   2.58
                                                          ----------------          ----------------          --------------

Less distributions to shareholders:
  From net investment income                                        (0.57)                    (0.25)                      -
  In excess of net investment income                                    -                     (0.25)                      -
  From net realized gains                                           (0.66)                    (2.28)                      -
                                                          ----------------          ----------------          --------------

    Total distributions                                             (1.23)                    (2.78)                      -
                                                          ----------------          ----------------          --------------


NET ASSET VALUE, END OF PERIOD                          $           20.90         $           20.37         $         23.19
                                                          ----------------          ----------------          --------------
                                                          ----------------          ----------------          --------------

TOTAL RETURN (a)                                                    8.18%                    (0.60%)                 12.52% ***


RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000's)                  $         291,894         $         567,219         $       682,952
     Net expenses to average
           daily net assets                                         0.63%                     0.63%                   0.63% **
     Net investment income to average
           daily net assets                                         2.47%                     1.85%                   0.68% **
     Portfolio turnover rate                                          53%                       60%                     68%
     Fees and expenses voluntarily waived or borne by
           the Manager consisted of the following per
           share amounts:                               $            0.02         $            0.06         $          0.01


*   Period from January 9, 1998 (commencement of operations) to February 28,
    1998.
**  Annualized
*** Not annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Computed using average shares outstanding throughout the period.


              See accompanying notes to the financial statements.             27

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO International Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the MSCI EAFE Index.

     The Fund offers three classes of shares: Class II, Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 5 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian and agency, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 5 for all open futures contracts as of February 29, 2000.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 29, 2000, there were no open swap agreements.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $67,576,308 collateralized by cash in the amount of $73,388,157 which was invested in a short-term instrument.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.
     S. federal income tax purposes. Therefore, no provision for U. S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has incurred $2,398,652 related to repatriation taxes which is included in net realized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and passive foreign investment company transactions, foreign taxes and differing treatments for redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $911,807.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U. S. federal tax rules versus accounting principles generally accepted in the United

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

          Accumulated
       Undistributed Net         Accumulated Net Realized
       Investment Income                 Gain/(Loss)               Paid-in Capital
     ---------------------      --------------------------      ---------------------
           $878,551                      $2,145,055                 $ (3,023,606)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     ALLOCATION OF OPERATING ACTIVITY
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is .60% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the share transaction date. For the year ended February 29, 2000, the fund received $1,093,105 in purchase premiums. There is no premium for cash redemptions or reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a premium of up to .10% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .22% for Class II shares, .15% for Class III shares, and .09% for Class IV shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of .75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .54% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $27,259. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $1,235,457,869 and $1,792,111,964, respectively.

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                           Gross Unrealized      Gross Unrealized      Net Unrealized
       Aggregate Cost        Appreciation          Depreciation         Depreciation
     ------------------  --------------------  --------------------  ------------------
       $2,333,440,042        $258,395,733          $390,244,646         $131,848,913

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

4.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                             Year Ended                                         Year Ended
                                          February 29, 2000                                 February 28, 1999
                             --------------------------------------------        -----------------------------------------
     Class II:                      Shares                 Amount                      Shares                Amount
                             --------------------- ----------------------        -------------------- --------------------
     Shares sold                          363,778  $           8,290,170                     885,462  $        19,191,959

     Shares issued to
     shareholders in
     reinvestment of
     distributions                         54,505              1,232,211                      73,790            1,596,701

     Shares repurchased                 (303,144)            (6,814,811)                   (598,960)         (12,638,896)
                             ---------------------   --------------------        --------------------   ------------------

     Net increase                         115,139  $           2,707,570                     360,292  $         8,149,764
                             ---------------------   --------------------        --------------------   ------------------
                             ---------------------   --------------------        --------------------   ------------------

                                              Year Ended                                          Year Ended
                                          February 29, 2000                                    February 28, 1999
                             ---------------------------------------------       --------------------------------------------
     Class III:                     Shares                  Amount                      Shares                  Amount
                             --------------------- ----------------------        ----------------------- --------------------
     Shares sold                       10,362,129  $          236,178,961                 11,023,810   $          257,852,698

     Shares issued to
     shareholders in
     reinvestment of
     distributions                      4,170,163              94,366,903                 12,569,888              274,662,387

     Shares repurchased               (26,508,769)           (587,704,164)               (56,861,371)          (1,291,047,156)
                             ---------------------   ---------------------        -------------------    ---------------------

     Net decrease                     (11,976,477)  $        (257,158,300)               (33,267,673)   $        (758,532,071)
                             ---------------------   ---------------------        -------------------    ---------------------
                             ---------------------   ---------------------        -------------------    ---------------------

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     SHARE TRANSACTIONS - CONTINUED

                                             Year Ended                                         Year Ended
                                          February 29, 2000                                 February 28, 1999
                             --------------------------------------------        -----------------------------------------
     Class IV:                      Shares                 Amount                      Shares                Amount
                             --------------------- ----------------------        -------------------- --------------------
     Shares sold                        5,114,795  $         114,594,859                   6,658,423  $       166,390,526

     Shares issued to
     shareholders in
     reinvestment of
     distributions                        750,125             16,972,648                   3,674,092           80,195,331

     Shares repurchased               (19,746,552)          (442,537,067)                (11,932,488)        (266,788,054)
                             ---------------------   --------------------        --------------------   ------------------

     Net decrease                    (13,881,632)  $       (310,969,560)                 (1,599,973)  $      (20,202,197)
                             ---------------------   --------------------        --------------------   ------------------
                             ---------------------   --------------------        --------------------   ------------------

     5.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 29, 2000 is as follows:

     FORWARD CURRENCY CONTRACTS

                                                                                                       Net Unrealized
      Settlement                                         Units                                          Appreciation
         Date              Deliver/Receive            of Currency                 Value                (Depreciation)
   ------------------  -------------------------  ---------------------     -------------------      -------------------
   Buys
            04/07/00             AUD                        60,228,907      $       37,003,918       $      (1,996,082)
            04/07/00             CAD                       116,097,707              80,084,552                 786,006
            03/03/00             CHF                       138,826,502              83,218,591              (5,999,424)
            09/08/00             CHF                        70,751,540              43,237,633              (1,033,166)
            03/03/00             DKK                        84,990,000              11,019,018                (980,982)
            09/08/00             DKK                        84,990,000              11,139,088                (314,319)
            03/03/00             EUR                       795,594,754             766,011,700             (58,805,831)
            09/08/00             EUR                       147,392,697             143,832,836              (3,928,127)
            03/03/00             GBP                       194,834,405             307,574,220              (5,915,561)
            09/08/00             GBP                        30,933,658              48,840,293                (790,794)
            04/07/00             HKD                        93,332,800              11,991,310                  (8,690)
            04/07/00             JPY                    19,199,544,940             175,830,475              (8,891,939)
            03/03/00             NOK                     1,693,300,082             201,860,558              (9,188,403)
            09/08/00             NOK                       231,800,195              27,681,675                (818,490)

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FORWARD CURRENCY CONTRACTS - CONTINUED

                                                                                                         Net Unrealized
        Settlement                                         Units                                          Appreciation
           Date              Deliver/Receive            of Currency                 Value                (Depreciation)
     ------------------  -------------------------  ---------------------     -------------------      -------------------
         Buys - continued
              04/07/00             NZD                        48,531,486    $         23,573,878     $        (1,452,487)
              03/03/00             SEK                       991,329,574             113,081,256              (5,686,829)
              09/08/00             SEK                       380,799,517              43,873,861                (559,368)
                                                                                                       -------------------
                                                                                                     $      (105,584,486)
                                                                                                       -------------------
                                                                                                       -------------------

        Sales
               04/07/00             AUD                      108,213,495    $         66,485,073     $          3,839,834
               04/07/00             CAD                       13,861,700               9,561,843                 (61,843)
               03/03/00             CHF                      138,826,502              83,218,591                4,847,651
               09/08/00             CHF                       25,586,362              15,636,320                  541,407
               03/03/00             DKK                       84,990,000              11,019,018                  304,678
               03/03/00             EUR                      795,594,754             766,011,700               44,507,956
               09/08/00             EUR                       49,229,853              48,040,843                1,660,010
               03/03/00             GBP                      194,834,405             307,574,220                5,727,751
               09/08/00             GBP                       38,655,163              61,031,564                1,076,457
               04/07/00             HKD                    1,059,071,002             136,068,438                (175,704)
               04/07/00             JPY                   17,152,464,873             157,083,204                8,771,708
               03/03/00             NOK                    1,693,300,082             201,860,558                9,851,113
               09/08/00             NOK                      356,651,787              42,591,504                  695,472
               03/03/00             SEK                      991,329,574             113,081,256                4,150,934
               09/08/00             SEK                      267,060,155              30,769,367                  499,103
                                                                                                       -------------------
                                                                                                     $         86,236,527
                                                                                                       -------------------
                                                                                                       -------------------

     Currency Abbreviations:

        AUD     Australian Dollar               HKD     Hong Kong Dollar
        CAD     Canadian Dollar                 JPY     Japanese Yen
        CHF     Swiss Franc                     NOK     Norwegian Kroner
        DKK     Danish Krona                    NZD     New Zealand Dollar
        EUR     Euro                            SEK     Swedish Krona
        GBP     British Pound

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FUTURES CONTRACTS

                                                                                                         Net Unrealized
         Number of                                                                                        Appreciation
         Contracts                 Type               Expiration Date           Contract Value           (Depreciation)
     ------------------  -------------------------  ---------------------     -------------------      -------------------
     Buys
                   214             DAX                        March 2000    $         39,598,687     $          1,646,658
                   705            TOPIX                       March 2000             110,959,447                5,093,055
                                                                                                       -------------------
                                                                                                     $          6,739,713
                                                                                                       -------------------
                                                                                                       -------------------

     Sales
                   368           ALL ORDS                     March 2000    $         17,718,961     $             54,643
                   629           FTSE 100                     March 2000              62,060,642                1,198,053
                   257           IBEX 35                      March 2000              31,086,704                 (38,860)
                    33            MIB 30                      March 2000               7,898,210              (1,621,826)
                                                                                                       -------------------
                                                                                                     $          (407,990)
                                                                                                       -------------------
                                                                                                       -------------------

At February 29, 2000, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------

For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 8.76% as net capital gain dividends.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Core Fund returned 8.2% for the fiscal year ended February 29, 2000 as compared to 25.4% for the MSCI EAFE Index. The Fund's disappointing performance comes from stock selection that emphasized value stocks (those companies that are cheaper on price-to-book, price-to-earnings and other measures) and smaller capitalization stocks. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

In international markets, the fiscal year was characterized by explosive performance of the technology and telecommunications sectors. This effect was particularly strong in the fourth quarter of 1999, during which period the MSCI EAFE Growth Index returned 25.6% versus 8.9% for MSCI EAFE Value. While this paralleled the run-up in the U.S. NASDAQ Index, the EAFE Index contains relatively few pure Internet and information technology stocks. The international rally focused more on the best available approximation, which is telecommunications stocks. Both fixed line and wireless companies performed very strongly in the markets, as did the related equipment providers. The optimism about these companies came despite the failure of many other growth stocks, such as pharmaceuticals and established software companies, to produce continued strong earnings growth.

In contrast, many neglected stocks - typically smaller capitalization, value companies - had lackluster market performance for the fiscal year. Throughout the bull market of the late 1990's, growth stocks have enjoyed increasing "multiple expansion" to higher relative levels of price-to-book and price-to-earnings. As a result the spread, or discount, between the valuations of the cheaper stocks on such measures and the most expensive stocks has reached levels unprecedented in history. These wide gaps are considerably beyond what could possibly be justified by the relatively modest differences in consensus growth rate estimates. This is true even if no regression of the higher profitability of telecommunications stocks took place in the next 20 years, which would be contrary to the entire history of corporate competition.

The fiscal year was marked by strong performance in the Asian markets. Japan rose by 42% in local currency, while Hong Kong and Singapore returned +66% and +59%, respectively. These markets benefited both from the dissipation of the crisis mentality and from the underlying recovery in the economic fundamentals of the region. The only two countries that had higher returns than all the Asian markets were Finland and Sweden (dominated by the returns of Nokia and Ericsson respectively). The major European markets showed mixed returns, with Germany and France leading the way, both with gains of 56% (+37% in U.S. dollars). The United Kingdom and Switzerland were the worst performing major markets, with slightly negative returns in local currency and worse in dollar terms.

EFFECT OF COUNTRY ALLOCATION

The Fund was successful in country allocation largely due to the overweight of the South East Asian markets. The Fund was also neutral weighted in Japan. Although this decision did not add to relative return, it represented the first time in the Fund's history that it was not underweight in Japan. The Fund was generally underweight in Europe. It suffered from being overweight in Austria, but benefited from underweights in the United Kingdom and Switzerland.

EFFECT OF CURRENCY ALLOCATION

The dollar strengthened by 5% over the fiscal year relative to an EAFE basket of currencies. This was due to the decline of the Euro, which lost 12% against the dollar in the Euro's debut year. The Fund was modestly overweight in the Euro, causing a slight negative contribution, which was mostly erased by the Fund's accompanying underweight in the underperforming Swiss franc. The Fund had also suffered from being underweight in the yen, which strengthened by 8% against the dollar, making currency allocation a small net negative for the fund.

EFFECT OF STOCK SELECTION

The poor performance in the fiscal year was almost entirely a result of stock selection, and in particular of the Fund's tilt towards value. Because of the opportunities represented by the wide dispersion in price-to-book ratios, the Fund is heavily concentrated in the cheaper stocks on price-to-book. Half of the Fund is invested in stocks within the cheapest 25% of the EAFE universe; only 10% of the Fund is invested outside the cheapest 50% of the universe. Those groups underperformed EAFE by -14.5% and -9.3% respectively for the fiscal year. The Fund was further hurt by its emphasis on smaller capitalization stocks, which underperformed significantly even after accounting for their overlap with value. Small stocks within EAFE underperformed by -17%, and small value stocks underperformed by -30%.

Value stocks did very poorly whether defined on the basis of book, earnings, sales or dividend yield, which shows that the Fund's underperformance is not a consequence of focussing on price-to-book as a valuation measure. The Fund's more sophisticated value models, which make further adjustments to credit companies for growth and financial quality, fared equally poorly. In this overheated environment, reasonable adjustments did not suffice to make the most expensive price-to-book stocks look attractive.

Much of the size and value underperformance was driven by telecommunications and technology stocks. Of that, over 7% of negative attribution was due to just five large capitalization stocks that doubled or tripled in price from expensive starting levels.

PORTFOLIO STRUCTURE AND OUTLOOK

Based on a careful analysis of current company fundamentals and valuation, GMO has decided to retain its substantial overweights in value stocks and small companies, in order to benefit from the inevitable rebound. While the growth oriented bull market of the last few years has been a difficult period for the International Core Fund, it leaves us at a moment of great opportunity. For value investors it is always darkest before the dawn. Markets overshoot fair value, and it is difficult to call the turning points. Yet the greater the overshoot past fair value, the more certain is the eventual rebound, and greater is the reward to those that participate.

Furthermore, globalization and the monetary union have not eliminated the significance of country selection. This is apparent in the wide spread of returns during the last fiscal year and also in a wide spread in valuations between countries, even when adjusted for industry composition. To take advantage of these opportunities, the Fund remains underweight in Europe and particularly in favor of Asia ex-Japan. Despite the strong performance of Asia in 1999, those markets still are attractively valued relative to the rest of EAFE. Even within Europe there are attractive opportunities to favor cheaper markets such as Austria over more expensive ones such as the United Kingdom and Spain.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
     GMO INTERNATIONAL CORE FUND CLASS III SHARES AND THE MSCI EAFE INDEX
                        AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                      Average Annual Total Return
--------------------------------------------------------------------------------
                                                                       Since
                    1yr                 5yr             10yr          Inception
--------------------------------------------------------------------------------
                                                                       9/26/96
Class II           7.45%                n/a              n/a            6.57%
--------------------------------------------------------------------------------
Class III          7.55%               8.06%            8.31%            n/a
--------------------------------------------------------------------------------
                                                                        1/9/98
Class IV           7.53%                n/a              n/a             9.01%
--------------------------------------------------------------------------------

                      [LINE GRAPH APPEARS HERE]

       Date               International Core Fund-III                MSCI EAFE
       ----               ---------------------------                ---------
      2/28/90                      9940                                10000
      3/31/90                     10125                                 8958
      6/30/90                     10661                                 9814
      9/30/90                      8964                                 7733
     12/31/90                      9401                                 8548
      3/31/91                     10308                                 9183
      6/30/91                      9889                                 8682
      9/30/91                     10907                                 9426
     12/31/91                     10760                                 9584
      3/31/92                     10614                                 8447
      6/30/92                     11551                                 8626
      9/30/92                     10846                                 8756
     12/31/92                     10636                                 8418
      3/31/93                     12009                                 9427
      6/30/93                     12684                                10375
      9/30/93                     13734                                11063
     12/31/93                     14887                                11158
      3/31/94                     15456                                11549
      6/30/94                     15730                                12139
      9/30/94                     15812                                12150
     12/31/94                     15503                                12026
      3/31/95                     15470                                12250
      6/30/95                     16148                                12340
      9/30/95                     16537                                12854
     12/31/95                     17103                                13374
      3/31/96                     17484                                13760
      6/30/96                     17808                                13978
      9/30/96                     17788                                13961
     12/31/96                     18736                                14183
      3/31/97                     18455                                13961
      6/30/97                     19868                                15773
      9/30/97                     20340                                15662
     12/31/97                     18909                                14434
      3/31/98                     22066                                16558
      6/30/98                     21977                                16733
      9/30/98                     18651                                14353
     12/31/98                     21480                                17318
      3/31/99                     21158                                17558
      6/30/99                     22862                                18004
      9/30/99                     23741                                18796
     12/31/99                     24621                                21988
      2/29/00                     22239                                21145

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worthmore or less than their original cost. The total returns would have been lower had certain expenses nto been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of
60 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO International Small Companies Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2000


     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     COMMON STOCKS - 89.6%
                     AUSTRIA - 4.4%
               747   Allgemeine Baugesellschaft AG                                          61,130
            36,480   Austrian Airlines                                                     572,474
             1,721   Bau Holdings AG                                                        70,087
            41,896   Boehler Uddeholm (Bearer)                                           1,560,576
             7,973   Brau Union AG                                                         331,296
             2,839   BWT AG                                                                893,772
            23,355   Flughafen Wien AG                                                     840,940
             3,089   Interunfall Versicherung AG                                           392,559
            13,818   Mayr-Melnhof Karton AG (Bearer)                                       759,351
             1,203   Oesterreichische Brau Beteiligungs AG                                  46,443
            27,327   RHI AG                                                                740,074
            16,453   VA Technologie AG (Bearer)                                            972,584
             8,694   Voest-Alpine Stahl AG                                                 267,845
               226   Wiener Allianz Versicherungs AG                                        28,503
             4,580   Wolford AG                                                            137,309
                                                                                     --------------
                                                                                         7,674,943
                                                                                     --------------
                     BELGIUM - 1.0%
            18,000   AGFA-Gevaert NV *                                                     302,746
             4,750   Colruyt SA                                                            192,069
             3,000   Compagnie Benelux Paribas SA                                          161,164
            10,100   Delhaize-Le Lion                                                      577,592
               300   D'ieteren NV                                                           86,648
               475   Dolmen Computer Applications *                                         10,925
             5,400   GIB Holdings Ltd                                                      161,164
             2,850   Tessenderlo Chemie                                                    122,595
             3,700   Union Miniere NPV                                                     121,114
                                                                                     --------------
                                                                                         1,736,017
                                                                                     --------------
                     CANADA - 1.4%
             4,180   Cameco Corp                                                            50,846
             5,240   Canadian Tire Corp Ltd Class A                                         70,962
            20,460   Cott Corp *                                                           127,611
             5,600   Donohue Inc Class A                                                   128,132
            58,000   Echo Bay Mines Ltd *                                                   77,946
            14,760   Ipsco Inc                                                             203,446
            14,570   Mackenzie Financial Corp                                              218,399
            24,410   Methanex Corp *                                                        52,656
            10,710   Molson Co Ltd Class A                                                 179,730
             6,100   Moore Corp Ltd                                                         27,746
            28,200   Nexfor Inc                                                            165,196
            14,200   NS Power Holdings Inc                                                 127,223

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     CANADA - CONTINUED
             5,110   Quebecor Inc Class B                                                  186,298
             3,920   Sears Canada Inc                                                      105,902
             5,736   Sobeys Inc *                                                           67,203
             9,070   Torstar Corp Class B                                                  112,516
            18,140   Transalta Corp                                                        173,774
               200   TVA Group Inc Class B                                                   4,652
            42,070   TVX Gold Inc *                                                         31,893
             3,280   United Dominion Industries Ltd                                         61,599
            15,250   Westcoast Energy Inc                                                  220,710
                                                                                     --------------
                                                                                         2,394,440
                                                                                     --------------
                     DENMARK - 0.0%
               800   Hafnia Holdings (Registered) Class A (a) *                                  1
                                                                                     --------------

                     FRANCE - 8.2%
            31,100   Accor SA                                                            1,131,790
            28,800   Alstom                                                                665,176
             3,010   Atos SA *                                                             507,129
             7,620   BIC SA                                                                332,695
             6,750   Club Mediterranee SA *                                                775,928
            13,893   Compagnie Generale d'Industrie et de Participations                   932,940
             3,280   Compagnie Parisienne de Reescompte                                    170,522
             2,132   Dexia Strip *                                                             103
             3,030   Eridania Beghin-Say SA                                                254,374
             3,920   Essilor International                                               1,003,879
             4,179   Gaz et Eaux                                                           241,400
               730   Groupe Andre *                                                        139,859
             2,530   Hermes International                                                  319,084
             4,330   Imetal                                                                512,751
             3,770   Legrand SA                                                            642,433
            11,190   Moulinex *                                                             64,962
             9,660   Pechiney SA Class A                                                   563,590
            15,655   Pernod Ricard                                                         791,272
               870   Publicis SA                                                           443,086
             8,000   SCOR SA                                                               320,403
             2,210   Seb SA                                                                159,576
             3,550   Simco Union Habit (Registered)                                        266,585
               838   Societe Eurafrance                                                    392,097
            10,810   Sodexho Alliance                                                    1,446,619
             5,140   Technip SA                                                            562,154
            16,500   Thomson CSF                                                           651,300
             1,749   Unibail (Bearer)                                                      220,753
            46,270   Usinor Sacilor                                                        674,879
                                                                                     --------------
                                                                                        14,187,339
                                                                                     --------------

                     See accompanying notes to the financial statements.
  2

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     GERMANY - 7.6%
            17,080   Adidas Salomon AG                                                     907,696
            77,450   AGIV AG                                                             1,386,909
             9,140   Altana AG                                                             571,970
               750   AMB Aachener & Muenchener Beteiligungs AG                              51,989
             1,310   Ava Allgemeine Handelsgesellschaft der Verbraucher AG                 705,643
             7,750   Axa Colonia Konzern AG                                                702,856
               290   Axel Springer Verlag AG                                               382,501
            29,120   Bankgesellschaft Berlin AG *                                          461,180
            11,250   Bayerische Hypotheken und Wechsel-Bank AG                             184,126
            32,470   Berliner Kraft & Licht AG Class A                                     306,353
             6,350   Bilfinger & Berger                                                     91,702
            26,810   Buderus AG                                                            412,981
            29,880   Continental AG                                                        491,915
            11,670   DBV-Winterthur Holding                                                408,965
             7,140   Douglas Holdings AG                                                   219,282
            12,240   FAG Kugelfischer                                                      102,521
            16,610   Gehe AG                                                               533,309
             1,250   Hannover Rueckversicherungs                                            74,613
             6,695   Heidelberg Port-Zement                                                377,068
             7,330   Hochtief AG                                                           176,424
               780   Holzmann (Philipp) *                                                    9,462
             7,700   IKB Deutsche Industriebank AG                                         125,431
            16,170   IWKA AG                                                               269,321
             5,050   Kamps AG                                                              401,106
            11,700   Karstadt Quelle AG                                                    362,706
             1,000   Kloeckner-Werke AG *                                                  103,496
             7,400   Linde AG                                                              304,566
            24,700   MAN AG                                                                822,785
               150   Marschollek Lautenschlaeger und Partner AG                             58,559
            30,790   Metallgesellschaft                                                    579,522
             3,500   Puma AG Rudolf Dassler Sport                                           59,305
               770   Schmalbach-Lubeca                                                      94,889
             6,320   Schwarz Pharma AG                                                     159,416
             4,270   SGL Carbon AG *                                                       411,505
            43,186   SKW Trostberg                                                         257,779
            18,720   Suedzucker AG                                                         189,238
             7,910   Takkt AG *                                                             63,969
             7,720   Vereins Und Westbank                                                  208,851
             9,590   Wella AG                                                              202,659
                                                                                     --------------
                                                                                        13,234,568
                                                                                     --------------

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     HONG KONG - 5.1%
           369,000   Amoy Properties Ltd                                                   207,429
           127,000   Asia Satellite Telecom                                                459,353
           328,000   Chinese Estates Holdings Ltd *                                         55,209
            66,000   Cross Harbour Tunnel Co Ltd                                            42,401
           171,200   Dah Sing Financial Services                                           556,530
         2,394,000   Denway Investment Ltd *                                               181,485
           315,000   Elec & Eltek International Holdings Ltd                                59,092
           404,000   Giordano International Ltd                                            451,611
           234,000   Goldlion Holdings Ltd                                                  22,249
           124,000   Great Eagle Holdings Ltd                                              165,699
         3,230,000   Guangdong Investment Ltd *                                            435,769
           336,000   Guoco Group                                                           667,009
           302,000   Hang Lung Development Co Ltd                                          234,761
           349,000   Henderson Investment Ltd                                              237,665
           446,400   HKR International Ltd                                                 219,391
            85,500   Hong Kong Aircraft Engineering Co Ltd                                 116,998
           147,000   Hong Kong & Shanghai Hotels *                                          64,691
           292,000   Hopewell Holdings Ltd                                                 152,888
           494,000   Hysan Development Co Ltd                                              514,134
            14,800   Kowloon Motor Bus Holdings Ltd                                         30,997
           298,000   Kumagai Gumi Ltd                                                       71,219
         3,378,000   Lippo China Resources Ltd *                                           125,870
            98,000   Mandarin Oriental ADR                                                  50,470
           566,000   New World Infrastructure *                                            636,339
         7,444,000   Pearl Oriental Cyberforce Ltd                                         353,893
               100   Realty Development Corp Ltd Class A                                       127
           726,000   Regal Hotels International Ltd *                                       53,171
           372,000   Shun Tak Holdings Ltd                                                  58,791
         1,888,000   Sino Land                                                             897,569
           998,000   South China Morning Post Ltd                                          993,794
         3,146,000   Top Glory International Holdings *                                    222,324
               101   Tsim Sha Tsui Properties Ltd                                               64
            51,000   Varitronix International                                              111,400
           238,000   Wheelock and Co Ltd                                                   159,017
            16,000   Wing Lung Bank                                                         57,357
            52,000   Yue Yuen Industrial Holdings                                           99,887
                                                                                     --------------
                                                                                         8,766,653
                                                                                     --------------

                     See accompanying notes to the financial statements.
  4

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     ITALY - 0.5%
           102,000   Fornara SPA (a) *                                                           -
           213,400   Grassetto SPA (a) *                                                         1
             3,500   Recordati Industria Chimica e Farmaceutica SPA                         38,077
            51,140   Recordati Industria Chimica e Farmaceutica SPA (Non Convertible)      271,285
            69,713   Reno de Medici SPA                                                    158,394
           308,800   SNIA BPD SPA                                                          356,459
                                                                                     --------------
                                                                                           824,216
                                                                                     --------------
                     JAPAN - 19.5%
             8,000   Aderans                                                               218,470
            89,000   Amada Co Ltd                                                          600,328
            23,000   Amano Corp                                                            145,510
            20,800   Aoyama Trading                                                        293,667
             8,000   Asatsu-DK Inc                                                         469,710
            14,000   Bandai Co                                                             536,525
            46,000   Canon Sales Co Inc                                                    607,164
             2,000   Chudenko Corp                                                          23,686
           184,000   Citizen Watch Co                                                    1,355,023
           202,000   Cosmo Oil Co Ltd                                                      220,655
               700   CSK Corp                                                               72,896
            43,000   Daicel Chemical Industries Ltd                                        142,870
            90,000   Daido Steel Co Ltd                                                    122,889
           133,000   Daiei Inc                                                             467,325
            20,000   Dainippon Pharmaceutical Co Ltd                                       155,660
            22,000   Daio Paper Corp                                                       125,566
            46,900   Daito Trust Construction Co Ltd                                       610,505
            94,000   Denki Kagaku Kogyo                                                    255,846
             3,000   Denny's Japan Co Ltd                                                   52,842
             4,000   Don Quijote Co Ltd                                                    582,586
             7,000   Enix Corp                                                             655,682
            43,000   Ezaki Glico Co Ltd                                                    198,844
             8,000   Fuji Soft ABC Inc                                                     565,109
            23,000   Fujitec Co                                                            201,411
            61,000   Fukuyama Transporting Co Ltd                                          434,782
            89,000   General Sekiyu (KK)                                                   162,032
            44,000   Hankyu Department Stores Inc                                          174,230
             8,000   Hanwa Co Ltd *                                                          7,064
           165,000   Haseko Corp *                                                          67,589
            35,000   Hitachi Maxell Ltd                                                    880,934
            96,000   Hitachi Metals Ltd                                                    517,336
            27,000   Hokuetsu Paper Mills                                                  157,298
            17,000   House Foods Corp                                                      247,599

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
            25,000   Hyogo Bank Ltd (a) *                                                        2
            66,000   INAX Corp                                                             335,843
            19,000   Itoham Foods Inc                                                       74,371
            28,000   Izumiya Co Ltd                                                        166,438
            22,000   Japan Airport Terminal Co Ltd                                         172,628
            64,000   Japan Steel Works Ltd *                                                54,181
            99,000   Japan Synthetic Rubber Co Ltd                                         766,010
            46,000   JGC Corp *                                                            110,964
            25,000   Kamigumi Co Ltd                                                        97,856
            34,000   Kandenko Co                                                           122,562
            11,000   Katokichi Co Ltd                                                      223,795
           155,000   Keihin Electric Express Railway Co Ltd                                540,394
           194,000   Keio Teito Electric Railway Co Ltd                                    649,875
            23,000   Kikkoman Corp                                                         134,414
            15,000   Kissei Pharmaceutical Co Ltd                                          252,606
             5,000   Kokuyo Co Ltd                                                          54,390
            22,000   Komori Corp                                                           280,370
            48,000   Koyo Seiko Co Ltd                                                     375,331
           207,000   Kureha Chemical Industry Co Ltd                                       480,497
            10,000   Kyowa Exeo Corp                                                        63,265
             6,000   Kyudenko Corp                                                          17,041
            77,000   Lion Corp                                                             262,846
            55,000   Maeda Corp                                                            155,205
            35,000   Maeda Road Construction                                               141,778
            51,000   Makino Milling Machine Co Ltd                                         367,220
            45,000   Makita Corp                                                           370,716
            93,000   Meiji Seika Kaisha Ltd                                                617,996
             5,000   Misumi Corp                                                           600,792
           152,000   Mitsubishi Gas Chemical Co Inc                                        279,496
            87,000   Mitsui Trust & Banking Co Ltd                                         134,632
            27,000   Mori Seiki Co Ltd                                                     352,692
            12,000   Nagase & Co                                                            40,963
            36,000   Nagoya Railroad Co Ltd                                                 97,984
            34,000   Nankai Electric Railway Co Ltd                                        136,180
           185,000   New Japan Securities Co Ltd *                                         850,439
            10,000   NHK Spring Co Ltd                                                      31,496
            23,000   Nichicon Corp                                                         682,536
            12,000   Nichiei Co Ltd (Kyoto) *                                              242,501
            33,000   Nippon Hodo Co                                                        136,981
            67,000   Nippon Meat Packers Inc                                               615,994
               900   Nippon Oil Co Ltd                                                       3,162

                     See accompanying notes to the financial statements.
   6

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
            23,000   Nippon Paint Co                                                        55,482
            22,000   Nippon Shokubai Corp                                                   83,110
            68,000   Nippon Suisan Kaisha Ltd                                              102,135
            38,000   Nissan Fire & Marine Insurance Co Ltd                                  97,547
            38,000   Nisshin Oil Mills Ltd                                                 102,044
           259,000   Nisshin Steel Co Ltd                                                  240,481
            41,000   Nisshinbo Industries Inc                                              154,140
            10,000   Nissin Food Products                                                  213,918
            55,000   Nitto Boseki Co Ltd                                                    65,586
            35,000   Okamoto Industries Inc                                                 74,871
           255,600   Onoda Cement Co Ltd                                                   386,233
            51,000   Onward Kashiyama Co Ltd                                               492,567
             2,000   Oyo Corp                                                               22,138
            26,000   Q.P. Corp                                                             196,441
           273,000   Renown Inc                                                            402,585
             5,000   Rinnai Corp                                                            83,292
            45,000   Royal Co Ltd                                                          364,571
             5,000   Ryosan Co                                                              81,881
            20,000   Sanden Corp                                                           102,317
            69,000   Sankyo Aluminum Industry Co Ltd *                                      57,785
            12,000   Sanrio Co Ltd                                                         480,634
            26,000   Santen Pharmaceutical                                                 446,844
           145,000   Sanyo Securities Co Ltd *                                               1,320
               700   Sega Enterprises                                                       22,939
            47,000   Seino Transportation Co Ltd                                           235,738
             6,000   Shimachu Co                                                            60,079
           325,000   Showa Denko *                                                         414,182
           124,000   Showa Shell Sekiyu                                                    419,899
             5,000   Skylark Co Ltd                                                        118,565
            61,000   Stanley Electric Co Ltd                                               470,875
            43,000   Sumitomo Bakelite Co Ltd                                              489,281
            27,895   Takara Standard Co                                                    101,824
            65,000   Tanabe Seiyaku Co Ltd                                                 395,248
            69,000   Teikoku Oil Co Ltd                                                    196,596
            95,000   Toda Corp                                                             288,835
            52,000   Tokai Carbon Co Ltd                                                    84,257
            42,000   Tokuyama Corp                                                         152,164
            76,000   Tokyo Electric Co Ltd                                                 370,124
            88,000   Tokyo Ink Manufacturing Co Ltd                                        161,813
            30,000   Tokyo Style Co Ltd                                                    245,779
            10,000   Toyo Suisan Kaisha                                                     61,900

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     JAPAN - CONTINUED
            36,000   Tsubakimoto Chain                                                     141,896
           162,000   Victor Co of Japan Ltd                                                946,739
            49,000   Wacoal Corp                                                           352,374
            82,000   Yakult Honsha Co Ltd                                                  687,470
            10,000   Yamatake Honeywell                                                     81,835
            62,000   Yodogawa Steel Works                                                  160,848
            18,000   Yokogawa Electric Corp                                                163,361
            89,000   Yokohama Rubber Co                                                    275,454
                                                                                     --------------
                                                                                        33,832,072
                                                                                     --------------
                     LUXEMBOURG - 0.0%
             1,170   Carrier1 International SA ADR *                                        37,952
                                                                                     --------------

                     MALAYSIA - 0.0%
           357,000   Promet Berhad *                                                        27,245
           312,000   Rekapacific Berhad *                                                   37,768
                                                                                     --------------
                                                                                            65,013
                                                                                     --------------
                     NORWAY - 0.0%
                 1   SAS Norge ASA Class B                                                       9
                                                                                     --------------

                     SINGAPORE - 5.4%
         1,396,000   Asia Food & Properties Ltd *                                          473,783
           152,000   Aztech Systems Ltd                                                     53,350
            26,000   Cerebos Pacific Ltd                                                    46,157
           238,000   Comfort Group                                                         106,318
            52,000   Creative Technology Ltd                                             1,131,285
           135,000   Cycle & Carriage Ltd                                                  297,616
           192,600   Dairy Farm International Holdings Ltd                                 108,819
            91,000   Elec & Eltek International Company Ltd                                239,330
           216,000   First Capital Corp Ltd                                                161,652
           244,000   Fraser & Neave                                                        679,469
           385,000   Goldtron *                                                             88,226
            20,000   GP Batteries International Ltd                                         18,449
            23,000   Haw Par Brothers International Ltd                                     39,230
           596,000   Hotel Properties Ltd                                                  525,567
           106,500   Keppel FELS Energy & Infrastructure *                                  68,582
           871,000   Keppel Land Ltd                                                       995,457
            85,000   Marco Polo Developments Ltd                                            90,735
           285,000   Natsteel Ltd                                                          565,470
           592,000   Neptune Orient Lines Ltd *                                            484,261
            16,000   Overseas Union Enterprise                                              41,028
           248,000   Parkway Holdings Ltd                                                  684,852

                     See accompanying notes to the financial statements.
  8

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     SINGAPORE - CONTINUED
           587,000   Sembcorp Industries Ltd                                               548,280
           135,000   Sembcorp Marine Ltd                                                   106,515
           154,000   Shangri-La Asia Ltd                                                   125,649
           121,000   Singapore Land Ltd                                                    223,229
            26,000   Straits Trading Co Ltd                                                 27,151
            16,000   Times Publishing Ltd                                                   32,674
           513,000   United Industrial Corp Ltd                                            223,212
           108,000   United Overseas Land                                                   75,814
           251,000   Van Der Horst Ltd *                                                    64,800
           320,000   Want Want Holdings                                                    336,000
           944,000   Wing Tai Holdings                                                     706,480
                                                                                     --------------
                                                                                         9,369,440
                                                                                     --------------
                     SWEDEN - 3.0%
            19,270   Gambro AB Class A                                                     134,079
            11,160   Gambro AB Class B                                                      78,923
            34,034   Industrivarden AB Class A                                             937,517
            16,210   Kinnevik Investment Class B                                           645,294
            25,670   Mo Och Domsjo AB Class B                                              726,150
             2,100   Modern Times Group AB *                                               109,228
             6,570   SSAB Swedish Steel Class A                                             79,811
           233,084   Stena Line AB Class B *                                               212,692
             9,937   Svedala Industries                                                    145,082
            33,800   Svenska Cellulosa Class B                                             823,121
            13,535   Svenska Kullagerfabriken AB                                           253,193
            40,488   Sydkraft AB Class C                                                   738,916
             8,398   Tryggtia Compulsory                                                   233,730
                                                                                     --------------
                                                                                         5,117,736
                                                                                     --------------
                     SWITZERLAND - 5.9%
             1,020   Baloise Holdings                                                      794,773
               610   Banque Cantonale Vaudoise (Bearer)                                    171,841
             3,190   BK Vision AG (Bearer) *                                               583,164
                40   Bobst AG (Bearer)                                                      51,546
                60   Bobst AG (Registered)                                                  37,797
             8,430   CIBA Specialty Chemicals Holdings (Registered)                        538,117
                50   Ems-Chemie Holding AG (Bearer) *                                      215,776
               190   Forbo Holdings AG (Registered)                                         78,123
               240   Helvetia Patria Holding                                               165,428
               280   Hilti AG (Participating Certificate)                                  221,530
               180   Intershop Holdings AG (Bearer)                                        101,954
               120   Jelmoli (Bearer)                                                      153,201
               190   Jelmoli (Registered)                                                   48,855

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     SWITZERLAND - CONTINUED
               490   Julius Baer Holdings (Bearer)                                       1,503,716
                65   Kuoni Reisen Holdings AG (Registered)                                 296,092
             1,490   Lonza AG *                                                            758,217
                50   Motor-Columbus (Bearer)                                                81,665
               140   Movenpick Holdings (Bearer)                                            65,452
             1,940   Oerlikon-Buhrle (Registered) *                                        481,395
               110   Pargesa Holdings SA (Bearer)                                          207,684
               900   Pharma Vision *                                                       682,390
               330   Rieter Holdings AG (Registered)                                       203,530
             5,340   SAir Group (Registered)                                             1,014,613
               230   Saurer Group Holdings (Registered) *                                  114,835
                70   Schindler-Holding AG (Participating Certificates)                     101,283
               100   Schindler-Holding AG (Registered)                                     143,850
               170   Schweizerische Industrie-Gesellschaft Holding AG (Registered)         102,200
               380   Sika Finanz AG (Bearer)                                               125,497
               150   Societe Generale de Surveillance Holding SA (Registered) *             60,237
             1,000   Sulzer Gebrueder AG (Registered) *                                    651,522
               220   Verwalt & Privat-Bank AG                                              213,486
               100   Vontobel Holding AG Class B                                           179,813
                60   Zellweger Luwa AG (Bearer)                                             35,675
                                                                                     --------------
                                                                                        10,185,257
                                                                                     --------------
                     UNITED KINGDOM - 27.6%
            61,100   Airtours Plc                                                          273,210
           234,000   Allied Domecq Plc                                                     965,992
           140,600   AMEC                                                                  345,145
            41,200   Anglian Water Plc                                                     289,755
           113,680   Arjo Wiggins Appleton Plc                                             283,548
           163,660   Associated British Ports                                              538,684
           111,540   Barratt Development                                                   302,862
           124,200   Beazer Holmes Plc                                                     217,636
            87,052   Berisford International                                               380,666
           217,900   BICC Group                                                            202,953
            69,390   Blue Circle Industries                                                467,473
            68,710   Bowthorpe Holdings                                                  1,358,575
           131,240   BPB Industries Plc                                                    561,981
            14,000   Britannic Plc                                                         162,443
           244,100   British Energy Plc                                                    927,726
           129,790   British Land Co                                                       712,003
           198,925   Bunzl Co                                                              902,845
           204,000   Caradon Plc                                                           426,709
           140,660   Carillion Plc                                                         196,517

                     See accompanying notes to the financial statements.
 10

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     UNITED KINGDOM - CONTINUED
            25,900   Cattle's Plc                                                           91,383
            57,300   Celltech Group Plc *                                                1,208,501
            23,870   Charter Plc (Registered)                                               74,423
            43,710   Christian Salvesen Plc                                                 92,464
            47,908   Cobham Group Plc                                                      544,536
           131,900   Coca-Cola Beverages Plc *                                             250,910
            41,621   De Vere Group Plc                                                     178,553
           132,331   Debenhams Plc                                                         312,312
            65,330   Delta Plc                                                             110,868
           180,450   Electrocomponents Plc                                               2,049,621
           213,574   Elementis Plc                                                         242,754
            44,900   Enterprise Oil                                                        225,048
            51,962   Express Dairies Plc                                                    66,444
            52,100   Gallaher Group Plc                                                    206,647
            46,170   Glynwed International                                                 157,617
            79,810   Great Portland Estates Plc                                            226,156
           127,896   Hammerson Plc                                                         650,128
           102,310   Hazlewood Foods                                                       121,941
            91,670   Hepworth Plc                                                          217,072
            60,063   Hyder Plc                                                             190,822
            32,100   Imperial Tobacco Group Plc                                            212,327
            29,069   Inchcape Plc                                                          111,283
           109,820   Johnson Matthey                                                     1,251,712
           764,487   Ladbroke Group                                                      2,796,892
            46,130   Laird Group                                                           140,913
           680,817   Lasmo Plc                                                           1,018,346
            73,980   Lex Service                                                           388,322
           186,776   Lonrho Africa Plc *                                                    76,662
           173,646   Lonrho Plc                                                          1,864,059
            50,998   Meyer International                                                   406,565
           260,260   MFI Furniture Group                                                   235,217
           120,430   Morgan Crucible                                                       475,292
           259,097   New Securicor Plc                                                     691,250
            68,400   Next Plc                                                              566,893
           286,460   NFC Plc                                                             1,505,893
           156,725   Northern Foods Plc                                                    228,858
            63,500   Northern Rock Plc                                                     268,905
           104,000   Nycomed Amersham Plc                                                  826,234
            56,262   Ocean Group Plc                                                     1,079,139
           247,720   Pilkington                                                            260,057
           112,130   Premier Farnell Plc                                                   778,862

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     UNITED KINGDOM - CONTINUED
           123,055   Provident Financial Plc                                             1,000,443
           142,920   Racal Electronics                                                     940,838
            94,900   Rank Group Plc                                                        236,706
            32,000   Reckitt Benckiser Plc                                                 278,095
           148,911   Rexam Plc                                                             430,781
           143,100   Rolls-Royce                                                           465,929
            19,130   Saatchi & Saatchi Plc                                                 124,271
           121,400   Safeway Plc                                                           296,575
           157,000   Scottish & Newcastle Plc                                            1,017,416
            48,300   Severn Trent Plc                                                      402,212
            58,960   Slough Estates                                                        260,151
           139,200   Smith & Nephew Plc                                                    416,972
           131,810   Smith (WH) Group Plc                                                  658,579
            80,800   Somerfield Plc                                                         69,836
            69,436   Southwest Water                                                       464,220
           218,050   St James's Place Capital                                              647,142
           206,742   Storehouse Plc                                                        145,236
           140,660   Tarmac Plc                                                          1,292,348
            93,070   Tate & Lyle                                                           376,863
           653,480   Taylor Woodrow Plc                                                  1,397,840
            83,216   Thames Water Plc                                                      913,014
            56,199   Transport Development Group Plc                                       211,594
            78,790   Unigate                                                               362,573
            24,100   United Assurance Group Plc                                            172,726
           231,310   United Biscuits Plc                                                   951,235
            61,500   United News & Media Plc                                               816,987
            96,926   Viglen Technology Plc (Entitlement Letters) *                               -
           110,760   Wilson (Connolly) Holdings                                            226,432
           402,435   Wimpey (George)                                                       648,010
           166,480   Yorkshire Water                                                       680,030
                                                                                     --------------
                                                                                        47,823,658
                                                                                     --------------
                     UNITED STATES - 0.0%
             2,125   Ultramar Diamond Shamrock Corp                                         46,086
                                                                                     --------------

                     TOTAL COMMON STOCKS (Cost $184,150,101)                           155,295,400
                                                                                     --------------

                     See accompanying notes to the financial statements.


     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares       Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     PREFERRED STOCKS - 2.2%
                     GERMANY - 2.1%
             6,140   Fresenius Medical Care AG (Non Voting)                              1,111,322
             8,650   MAN AG                                                                173,634
               490   Porsche AG (Non Voting)                                             1,419,960
             5,250   Prosieben Media AG                                                    748,057
             5,650   Wella AG                                                              136,532
                                                                                     --------------
                                                                                         3,589,505
                                                                                     --------------
                     ITALY - 0.1%
            45,350   La Rinascente SPA                                                     158,052
                                                                                     --------------

                     TOTAL PREFERRED STOCKS (Cost $3,231,923)                            3,747,557
                                                                                     --------------

                     RIGHTS & WARRANTS - 0.0%
                     GERMANY - 0.0%
             5,050   Kamps AG Rights 3/08/00 *                                                 243
                                                                                     --------------

                     HONG KONG - 0.0%
            19,600   Mandarin Oriental International Ltd Rights 3/06/00 *                      196
                 2   Mandarin Oriental International Ltd Rights 3/06/00 *                        -
                                                                                     --------------
                                                                                               196
                                                                                     --------------
                     SINGAPORE - 0.0%
             1,650   Haw Par Brothers International Ltd Warrants 7/18/01 *                   1,053
                                                                                     --------------


                     TOTAL RIGHTS & WARRANTS (Cost $7,409)                                   1,492
                                                                                     --------------

                     See accompanying notes to the financial statements.

     GMO INTERNATIONAL SMALL COMPANIES FUND
     (A Series of GMO Trust)
     Schedule of Investments - continued
     (Showing percentage of total net assets)
     February 29, 2000

        Shares/
    Par Value ($)    Description                                                       Value ($)
--------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS - 12.7%
                     CASH EQUIVALENTS - 11.1%
   $    16,200,000   Royal Bank of Canada Time Deposit, 5.81% due 3/01/00               16,200,000
         3,053,195   The Boston Global Investment Trust (b)                              3,053,195
                                                                                     --------------
                                                                                        19,253,195
                                                                                     --------------
                     U.S. GOVERNMENT - 1.6%
   $     3,000,000   U.S. Treasury Bill, 4.91% due 1/04/01 (c)                           2,848,333
                                                                                     --------------


                     TOTAL SHORT-TERM INVESTMENTS (Cost $22,107,636)                    22,101,528
                                                                                     --------------

                     TOTAL INVESTMENTS - 104.5%
                     (Cost $209,497,069)                                               181,145,977

                     Other Assets and Liabilities (net) - (4.5%)                        (7,784,215)
                                                                                     --------------

                     TOTAL NET ASSETS - 100.0%                                      $  173,361,762
                                                                                     --------------
                                                                                     --------------

                     NOTES TO THE SCHEDULE OF INVESTMENTS:

                     ADR American Depositary Receipt

                     (a) Bankrupt issuer.

                     (b) Represents investment of security lending collateral
                         (Note 1).

                     (c) All or a portion of this security is held as collateral for open futures contracts (Note 6).

                     *   Non-income producing security.

                     See accompanying notes to the financial statements.
  14

    GMO INTERNATIONAL SMALL COMPANIES FUND
    (A Series of GMO Trust)
    Schedule of Investments - continued
    (showing percentage of total net assets)
    February 29, 2000

--------------------------------------------------------------------------------

         At February 29, 2000, industry sector
         diversification of the Fund's equity investments was as follows:

            INDUSTRY SECTOR (UNAUDITED)
         Services                                   10.1%
         Consumer Goods                              9.6
         Machinery                                   7.6
         Construction                                7.4
         Conglomerates                               7.2
         Electronic Equipment                        6.6
         Financial Services                          4.8
         Health Care                                 4.8
         Retail Trade                                4.3
         Real Estate                                 4.2
         Transportation                              3.9
         Chemicals                                   3.6
         Metals and Mining                           3.2
         Food and Beverage                           2.4
         Communications                              2.4
         Paper and Allied Products                   2.1
         Insurance                                   2.1
         Banking                                     1.8
         Utilities                                   1.7
         Energy Services                             1.4
         Aerospace                                   1.4
         Textiles                                    1.3
         Automotive                                  1.2
         Computers                                   1.1
         Telecommunications                          0.4
         Miscellaneous                               3.4
                                           --------------
                                                   100.0  %
                                           --------------
                                           --------------

           See accompanying notes to the financial statements.


GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

Statement of Assets and Liabilities - FEBRUARY 29, 2000
-------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $209,497,069) (Note 1)                                      $        181,145,977
  Foreign currency, at value (cost $359,667) (Note 1)                                                  359,996
  Cash                                                                                                  23,831
  Dividends and interest receivable                                                                    175,812
  Receivable for investments sold                                                                      480,638
  Foreign withholding taxes receivable                                                                  99,120
  Receivable for expenses waived or borne by Manager (Note 2)                                           19,991
                                                                                                -------------------

     Total assets                                                                                  182,305,365
                                                                                                -------------------

LIABILITIES:
   Net payable for open forward foreign currency contracts (Notes 1 and 6)                           1,613,455
   Payable for investments purchased                                                                    20,456
   Payable upon return of securities loaned (Note 1)                                                 3,053,195
   Payable for Fund shares repurchased                                                               3,626,000
   Payable for variation margin on open futures contracts (Notes 1 and 6)                              321,904
   Payable to affiliate for (Note 2):
      Management fee                                                                                    87,822
      Shareholder service fee                                                                           21,957
   Accrued expenses and other liabilities                                                              198,814
                                                                                                -------------------

      Total liabilities                                                                              8,943,603
                                                                                                -------------------
NET ASSETS                                                                                    $    173,361,762
                                                                                                -------------------
                                                                                                -------------------


NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $    189,372,714
   Accumulated undistributed net investment income                                                   3,214,543
   Accumulated undistributed net realized gain                                                       9,709,723
   Net unrealized depreciation                                                                     (28,935,218)
                                                                                                -------------------
                                                                                              $    173,361,762
                                                                                                -------------------
                                                                                                -------------------


NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                                   $    173,361,762
                                                                                                -------------------
                                                                                                -------------------

SHARES OUTSTANDING - CLASS III                                                                      15,022,947
                                                                                                -------------------
                                                                                                -------------------

NET ASSET VALUE PER SHARE - CLASS III                                                         $          11.54
                                                                                                -------------------
                                                                                                -------------------

              See accompanying notes to the financial statements.
  16

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends (net of foreign tax expense of $473,276)                              $        4,167,817
     Interest (including securities lending income of $23,541)                                  732,474
                                                                                      ------------------

         Total income                                                                         4,900,291
                                                                                      ------------------
EXPENSES:
     Management fee (Note 2)                                                                  1,000,168
     Custodian fees                                                                             298,389
     Audit fees                                                                                  54,368
     Transfer agent fees                                                                         31,697
     Legal fees                                                                                   3,672
     Registration fees                                                                            2,078
     Trustees fees (Note 2)                                                                       1,784
     Miscellaneous                                                                                3,830
     Fees waived or borne by Manager (Note 2)                                                  (395,818)
                                                                                      ------------------
                                                                                              1,000,168
     Shareholder service fee - Class III (Note 2)                                               250,044
                                                                                      ------------------

         Net expenses                                                                         1,250,212
                                                                                      ------------------

             Net investment income                                                            3,650,079
                                                                                      ------------------

REALIZED AND UNREALIZED GAIN (LOSS):
         Net realized gain (loss) on:
             Investments                                                                     18,029,895
             Closed futures contracts                                                           741,287
             Foreign currency, forward contracts and foreign
                currency related transactions                                                (3,119,065)
                                                                                      ------------------
                   Net realized gain                                                         15,652,117
                                                                                      ------------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                                     (7,429,244)
             Open futures contracts                                                           1,319,913
             Foreign currency, forward contracts and foreign
                currency related transactions                                                  (627,689)
                                                                                      ------------------
                Net unrealized loss                                                          (6,737,020)
                                                                                      ------------------

         Net realized and unrealized gain                                                     8,915,097
                                                                                      ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $       12,565,176
                                                                                      ------------------
                                                                                      ------------------

           See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             YEAR ENDED             YEAR ENDED
                                                                         FEBRUARY 29, 2000      FEBRUARY 28, 1999
                                                                         -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                              $          3,650,079   $          3,486,990
     Net realized gain                                                            15,652,117              8,155,069
     Change in net unrealized appreciation1(depreciation)ommencement              (6,737,020)           (20,794,784)
                                                                         --------------------   --------------------

     Net increase (decrease) in net assets resulting from operations              12,565,176             (9,152,725)
                                                                         --------------------   --------------------

Distributions to shareholders from:
     Net investment income - Class III                                            (1,936,570)            (3,362,663)
     Net realized gains - Class III                                               (5,554,088)            (6,450,138)
                                                                         --------------------   --------------------
                                                                                  (7,490,658)            (9,812,801)
                                                                         --------------------   --------------------

Net share transactions - Class III (Note 5)                                       10,145,710            (57,047,497)
                                                                         --------------------   --------------------


     Total increase (decrease) in net assets                                      15,220,228            (76,013,023)

NET ASSETS:
     Beginning of period                                                         158,141,534            234,154,557
                                                                         --------------------   --------------------

     End of period (including accumulated undistributed
         net investment income of $3,214,543 and
         $4,386,622, respectively)                                      $        173,361,762   $        158,141,534
                                                                         --------------------   --------------------
                                                                         --------------------   --------------------

           See accompanying notes to the financial statements.
18

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class III Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                            YEAR ENDED FEBRUARY 28/29,
                                                         -------------------------------------------------------------------
                                                           2,000          1999          1998          1997          1996
                                                         ----------    ----------    -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    11.02    $    12.22    $     13.46   $     12.95   $     11.95
                                                         ----------    ----------    -----------   -----------   -----------

Income (loss) from investment operations:
  Net investment income                                       0.25          0.55           0.27          0.23          0.18
  Net realized and unrealized gain (loss)                     0.83         (1.15)          0.42          0.55          1.16
                                                         ----------    ----------    -----------   -----------   -----------

    Total from investment operations                          1.08         (0.60)          0.69          0.78          1.34
                                                         ----------    ----------    -----------   -----------   -----------

Less distributions to shareholders from:
  Net investment income                                      (0.15)        (0.21)         (0.26)        (0.07)        (0.17)
  In excess of net investment income                             -             -              -             -         (0.02)
  Net realized gains                                         (0.41)        (0.39)         (1.67)        (0.20)        (0.15)
  In excess of net realized gains                                -             -              -          0.00             -
                                                         ----------    ----------    -----------   -----------   -----------
     Total distributions                                     (0.56)        (0.60)         (1.93)        (0.27)        (0.34)
                                                         ----------    ----------    -----------   -----------   -----------

NET ASSET VALUE, END OF PERIOD                          $    11.54    $    11.02    $     12.22   $     13.46   $     12.95
                                                         ----------    ----------    -----------   -----------   -----------
                                                         ----------    ----------    -----------   -----------   -----------

TOTAL RETURN (A)                                             9.62%          (5.06%)       6.92%         5.99%        11.43%

RATIOS/SUPPLEMENTAL DATA:

       Net assets, end of period (000's)                $  173,362    $  158,142    $   234,155   $   235,653    $  218,964
       Net expenses to average
          daily net assets                                   0.75%         0.75%          0.75%         0.76%(b)      0.76%(b)
       Net investment income to average
          daily net assets                                   2.19%         1.67%          1.93%         1.75%         1.84%
       Portfolio turnover rate                                 55%            8%            79%           13%           13%
       Fees and expenses voluntarily waived or borne by
          the Manager consisted of the following per
          share amounts:                                $     0.03    $     0.27    $      0.12   $      0.10    $     0.07


(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Includes stamp duties and taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.

           See accompanying notes to the financial statements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------
1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the Salomon Smith Barney EMI World ex-U.S. Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to sell is shown under Note 6, and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FUTURES CONTRACTS
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

      SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 29, 2000, there were no open swap agreements.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $2,897,067 collateralized by cash in the amount of $3,053,195, which was invested in a short-term instrument.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has incurred $131,475 related to repatriation taxes which is included in net realized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and passive foreign investment company transactions, and foreign taxes.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

        Accumulated
      Undistributed Net        Accumulated Net Realized
      Investment Income              Gain/(loss)               Paid-in Capital
     --------------------     --------------------------     ------------------
       $(2,885,588)                $2,885,588                        -

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.00% of the amount invested. In the case of cash redemptions, the fee is .60% of the amount redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $510,773 in purchase premiums and $286,789 in redemption fees. There is no premium for reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a premium of up to .10% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of 1.25% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .60% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $1,784. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $83,864,263 and $85,664,442, respectively.

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                Gross Unrealized      Gross Unrealized      Net Unrealized
           Aggregate Cost         Appreciation          Depreciation         Depreciation
     ----------------------    ------------------    -------------------   -------------------
            $210,794,269           $15,803,275          $45,451,567          $29,648,292

4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 50.2% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                             Year Ended                                          Year Ended
     Class III:                           February 29, 2000                                  February 28, 1999
                             --------------------------------------------        -------------------------------------------
                                      Shares                 Amount                      Shares                 Amount
                             ---------------------   --------------------        -------------------    --------------------
     Shares sold                       4,151,532    $      51,077,290                      816,456     $        9,903,936

     Shares issued to
     shareholders in
     reinvestment of
     distributions                       557,607            6,666,063                      718,062              8,300,432

     Shares repurchased               (4,031,520)         (47,597,643)                  (6,353,000)           (75,251,865)
                             ---------------------   --------------------        --------------------   --------------------
Net increase/
     (decrease)                           677,619   $      10,145,710                   (4,818,482)    $      (57,047,497)
                             ---------------------   --------------------        --------------------   --------------------
                             ---------------------   --------------------        --------------------   --------------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 29, 2000 is as follows:

     FORWARD CURRENCY CONTRACTS

                                                                                                           Net Unrealized
          Settlement                                         Units                                          Appreciation
             Date              Deliver/Receive            of Currency                 Value                (Depreciation)
      ------------------  -------------------------  ---------------------     -------------------      -------------------
     Buys
                04/07/00             AUD                        10,218,795    $          6,278,305     $          (431,738)
                04/07/00             CAD                        24,946,400              17,208,103                 132,347
                03/03/00             CHF                        31,304,714              18,765,396              (1,045,917)
                09/08/00             CHF                         8,709,668               5,322,646                (182,515)

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

       FORWARD CURRENCY CONTRACTS - CONTINUED

                                                                                                           Net Unrealized
          Settlement                                         Units                                          Appreciation
             Date              Deliver/Receive            of Currency                 Value                (Depreciation)
       ------------------  -------------------------  ---------------------     -------------------      -------------------
       Buys - continued
                03/03/00             DKK                        16,809,000    $          2,179,300     $          (125,966)
                09/08/00             DKK                         8,502,600               1,114,381                 (31,445)
                03/03/00             EUR                        67,575,416              65,062,720              (4,429,369)
                09/08/00             EUR                        33,387,616              32,581,231                (796,985)
                03/03/00             GBP                        33,624,792              53,081,586                (980,741)
                09/08/00             GBP                        11,440,150              18,062,534                (227,101)
                04/07/00             HKD                        20,791,768               2,671,307                   1,954
                04/07/00             JPY                     1,917,509,184              17,560,653                (956,550)
                03/03/00             NOK                       147,609,722              17,596,756                (928,021)
                09/08/00             NOK                        78,836,068               9,414,631                (179,366)
                04/07/00             NZD                         3,426,980               1,664,635                 (97,446)
                03/03/00             SEK                        98,190,304              11,200,597                (544,463)
                09/08/00             SEK                        56,760,788               6,539,701                 (97,796)
                                                                                                         -------------------
                                                                                                       $       (10,921,118)
                                                                                                         -------------------
                                                                                                         -------------------

       Sales
                04/07/00             AUD                         1,716,967    $          1,054,884     $            59,264
                04/07/00             CAD                         5,632,050               3,885,005                 (41,510)
                03/03/00             CHF                        31,304,714              18,765,396               1,353,405
                09/08/00             CHF                        16,707,752              10,210,430                  303,229
                03/03/00             DKK                        16,809,000               2,179,300                  153,550
                09/08/00             DKK                         8,306,400               1,088,666                   28,687
                03/03/00             EUR                        67,575,415              65,062,720                3,079,687
                09/08/00             EUR                        18,306,602              17,864,457                  615,111
                03/03/00             GBP                        33,624,792              53,081,586                  891,177
                09/08/00             GBP                        19,465,632              30,733,745                  568,477
                04/07/00             HKD                        69,115,956               8,879,953                   (8,391)
                04/07/00             JPY                     2,735,550,085              25,052,316                1,114,214
                03/03/00             NOK                       147,609,762              17,596,756                  712,921
                09/08/00             NOK                        42,005,414               5,016,304                  102,965
                03/03/00             SEK                        98,190,304              11,200,597                  329,613
                09/08/00             SEK                        15,913,353               1,833,459                   45,264
                                                                                                         -------------------
                                                                                                       $         9,307,663
                                                                                                         -------------------
                                                                                                         -------------------

GMO INTERNATIONAL SMALL COMPANIES FUND
(A SERIES OF GMO TRUST)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------
        Currency Abbreviations:

        AUD   Australian Dollar                 HKD   Hong Kong Dollar
        CAD   Canadian Dollar                   JPY   Japanese Yen
        CHF   Swiss Franc                       NOK   Norwegian Kroner
        DKK   Danish Krona                      NZD   New Zealand Dollar
        EUR   Euro                              SEK   Swedish Krona
        GBP   British Pound

        FUTURES CONTRACTS

                                                                                                           Net Unrealized
           Number of                                                                                        Appreciation
           Contracts                 Type               Expiration Date           Contract Value           (Depreciation)
       ------------------  -------------------------  ---------------------     -------------------      -------------------
       Buys
              27                   ALL ORDS                March 2000           $        1,300,032      $            19,401
              37                    CAC 40                 March 2000                    2,212,467                  195,807
              82                     DAX                   March 2000                   15,173,329                  355,867
               3                  HANG SENG                March 2000                      327,646                   13,460
              172                    OMX                   March 2000                    2,824,159                  136,003
              20                  S&P/TSE 60               March 2000                    1,443,143                   67,430
              51                    TOPIX                  March 2000                    8,026,854                  410,735
                                                                                                         -------------------
                                                                                                        $         1,198,703
                                                                                                         -------------------
                                                                                                         -------------------

       Sells
              209                  FTSE 100                March 2000           $       20,621,104      $         (120,481)
               2                    MIB 30                 March 2000                      478,679                 (19,781)
                                                                                                         -------------------
                                                                                                        $         (140,262)
                                                                                                         -------------------
                                                                                                         -------------------

     At February 29, 2000, the Fund has cash and/or securities to cover any margin requirements on open futures contracts.

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------


For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income, except that the Fund has designated 74.15% as net capital gain dividends.

GMO INTERNATIONAL CORE FUND
(A Series of GMO Trust)

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Core Fund returned 8.2% for the fiscal year ended February 29, 2000 as compared to 25.4% for the MSCI EAFE Index. The Fund's disappointing performance comes from stock selection that emphasized value stocks (those companies that are cheaper on price-to-book, price-to-earnings and other measures) and smaller capitalization stocks. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

In international markets, the fiscal year was characterized by explosive performance of the technology and telecommunications sectors. This effect was particularly strong in the fourth quarter of 1999, during which period the MSCI EAFE Growth Index returned 25.6% versus 8.9% for MSCI EAFE Value. While this paralleled the run-up in the U.S. NASDAQ Index, the EAFE Index contains relatively few pure Internet and information technology stocks. The international rally focused more on the best available approximation, which is telecommunications stocks. Both fixed line and wireless companies performed very strongly in the markets, as did the related equipment providers. The optimism about these companies came despite the failure of many other growth stocks, such as pharmaceuticals and established software companies, to produce continued strong earnings growth.

In contrast, many neglected stocks - typically smaller capitalization, value companies - had lackluster market performance for the fiscal year. Throughout the bull market of the late 1990's, growth stocks have enjoyed increasing "multiple expansion" to higher relative levels of price-to-book and price-to-earnings. As a result the spread, or discount, between the valuations of the cheaper stocks on such measures and the most expensive stocks has reached levels unprecedented in history. These wide gaps are considerably beyond what could possibly be justified by the relatively modest differences in consensus growth rate estimates. This is true even if no regression of the higher profitability of telecommunications stocks took place in the next 20 years, which would be contrary to the entire history of corporate competition.

The fiscal year was marked by strong performance in the Asian markets. Japan rose by 42% in local currency, while Hong Kong and Singapore returned +66% and +59%, respectively. These markets benefited both from the dissipation of the crisis mentality and from the underlying recovery in the economic fundamentals of the region. The only two countries that had higher returns than all the Asian markets were Finland and Sweden (dominated by the returns of Nokia and Ericsson respectively). The major European markets showed mixed returns, with Germany and France leading the way, both with gains of 56% (+37% in U.S. dollars). The United Kingdom and Switzerland were the worst performing major markets, with slightly negative returns in local currency and worse in dollar terms.


EFFECT OF COUNTRY ALLOCATION

The Fund was successful in country allocation largely due to the overweight of the South East Asian markets. The Fund was also neutral weighted in Japan. Although this decision did not add to relative return, it represented the first time in the Fund's history that it was not underweight in Japan. The Fund was generally underweight in Europe. It suffered from being overweight in Austria, but benefited from underweights in the United Kingdom and Switzerland.

EFFECT OF CURRENCY ALLOCATION

The dollar strengthened by 5% over the fiscal year relative to an EAFE basket of currencies. This was due to the decline of the Euro, which lost 12% against the dollar in the Euro's debut year. The Fund was modestly overweight in the Euro, causing a slight negative contribution, which was mostly erased by the Fund's accompanying underweight in the underperforming Swiss franc. The Fund had also suffered from being underweight in the yen, which strengthened by 8% against the dollar, making currency allocation a small net negative for the fund.

EFFECT OF STOCK SELECTION

The poor performance in the fiscal year was almost entirely a result of stock selection, and in particular of the Fund's tilt towards value. Because of the opportunities represented by the wide dispersion in price-to-book ratios, the Fund is heavily concentrated in the cheaper stocks on price-to-book. Half of the Fund is invested in stocks within the cheapest 25% of the EAFE universe; only 10% of the Fund is invested outside the cheapest 50% of the universe. Those groups underperformed EAFE by -14.5% and -9.3% respectively for the fiscal year. The Fund was further hurt by its emphasis on smaller capitalization stocks, which underperformed significantly even after accounting for their overlap with value. Small stocks within EAFE underperformed by -17%, and small value stocks underperformed by -30%.

Value stocks did very poorly whether defined on the basis of book, earnings, sales or dividend yield, which shows that the Fund's underperformance is not a consequence of focussing on price-to-book as a valuation measure. The Fund's more sophisticated value models, which make further adjustments to credit companies for growth and financial quality, fared equally poorly. In this overheated environment, reasonable adjustments did not suffice to make the most expensive price-to-book stocks look attractive.

Much of the size and value underperformance was driven by telecommunications and technology stocks. Of that, over 7% of negative attribution was due to just five large capitalization stocks that doubled or tripled in price from expensive starting levels.

PORTFOLIO STRUCTURE AND OUTLOOK

Based on a careful analysis of current company fundamentals and valuation, GMO has decided to retain its substantial overweights in value stocks and small companies, in order to benefit from the inevitable rebound. While the growth oriented bull market of the last few years has been a difficult period for the International Core Fund, it leaves us at a moment of great opportunity. For value investors it is always darkest before the dawn. Markets overshoot fair value, and it is difficult to call the turning points. Yet the greater the overshoot past fair value, the more certain is the eventual rebound, and greater is the reward to those that participate.

Furthermore, globalization and the monetary union have not eliminated the significance of country selection. This is apparent in the wide spread of returns during the last fiscal year and also in a wide spread in valuations between countries, even when adjusted for industry composition. To take advantage of these opportunities, the Fund remains underweight in Europe and particularly in favor of Asia ex-Japan. Despite the strong performance of Asia in 1999, those markets still are attractively valued relative to the rest of EAFE. Even within Europe there are attractive opportunities to favor cheaper markets such as Austria over more expensive ones such as the United Kingdom and Spain.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  GMO INTERNATIONAL SMALL COMPANIES FUND CLASS III SHARES AND THE
                    SOLOMON EMI WORLD EX-U.S. INDEX
                       AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                         Average Annual Total Return
--------------------------------------------------------------------------------
             1yr                  5yr                  Since Inception
--------------------------------------------------------------------------------
                                                          10/14/91
             7.88%               5.27%                      7.20%
--------------------------------------------------------------------------------

                     [LINE GRAPH APPEARS HERE]


  Date      GMO Int'l. Small Companies Fund      MSCI EAFE Index      Salomon EMI World ex-U.S. Index
  ----      -------------------------------      ---------------      -------------------------------
10/14/91                 9900                        10000                         10000
12/31/91                 9402                        10162                          9951
 3/31/92                 8956                         8956                          8978
 6/30/92                 9848                         9146                          9345
 9/30/92                 8892                         9284                          8852
12/31/92                 8707                         8925                          8444
 3/31/93                10051                         9995                          9709
 6/30/93                11406                        11001                         10735
 9/30/93                12432                        11730                         11393
12/31/93                13493                        11831                         11072
 3/31/94                14900                        12245                         12062
 6/30/94                15175                        12871                         12503
 9/30/94                14768                        12883                         12415
12/31/94                14132                        12752                         12010
 3/31/95                13708                        12989                         11936
 6/30/95                14075                        13084                         11930
 9/30/95                14694                        13629                         12402
12/31/95                14827                        14181                         12639
 3/31/96                15535                        14590                         13365
 6/30/96                16018                        14821                         13956
 9/30/96                15731                        14803                         13640
12/31/96                16286                        15039                         13556
 3/31/97                16178                        14804                         13306
 6/30/97                17405                        16724                         14263
 9/30/97                17417                        16606                         13688
12/31/97                15709                        15305                         12280
 3/31/98                18400                        17556                         14392
 6/30/98                18231                        17742                         14340
 9/30/98                15548                        15219                         12170
12/31/98                17045                        18363                         13772
 3/31/99                16970                        18617                         13967
 6/30/99                18223                        19090                         14851
 9/30/99                18616                        19929                         15607
12/31/99                18920                        23314                         17071
 2/29/00                17907                        22421                         17347

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of
100 bp on the purchase and 60 bp on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of GMO Trust and the Shareholders of GMO Japan Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Japan Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO JAPAN FUND
(A Series of GMO Trust)
Schedule of Investments -
(Showing percentage of total net assets)
February 29, 2000

    SHARES        DESCRIPTION                                                 VALUE ($)
--------------------------------------------------------------------------------------------
                  COMMON STOCKS - 95.6%
                  AUTOMOTIVE - 7.7%
          7,000   Fuji Heavy Industries Ltd                                          44,668
          9,000   Honda Motor Co Ltd                                                294,934
         23,000   Mitsubishi Motors *                                                73,069
        128,000   Nissan Motor Co *                                                 483,546
         10,000   Suzuki Motor Corp                                                 161,759
                                                                            ----------------
                                                                                  1,057,976
                                                                            ----------------
                  BANKING - 12.8%
         18,000   Asahi Bank                                                         76,191
          6,000   Bank of Yokohama                                                   21,410
          9,000   Dai-Ichi Kangyo Bank                                               71,276
         58,000   Daiwa Bank                                                        144,135
         32,000   Fuji Bank                                                         249,347
         10,000   Industrial Bank of Japan                                           78,194
          5,000   Mitsubishi Trust & Banking                                         34,136
         82,000   Mitsui Trust & Banking Co Ltd                                     126,895
         93,000   Sakura Bank Ltd                                                   530,800
         28,000   Sumitomo Trust & Banking                                          158,281
         23,000   Tokai Bank                                                        105,312
         15,000   Toyo Trust & Banking Co Ltd                                        43,011
         98,000   Yasuda Trust & Banking *                                          124,892
                                                                            ----------------
                                                                                  1,763,880
                                                                            ----------------
                  CHEMICALS - 3.1%
         39,000   Daicel Chemical Industries Ltd                                    129,580
          8,000   Dainippon Ink & Chemicals Inc                                      28,474
         26,000   Mitsui Petrochemical Industries Ltd                               187,684
         25,000   Sekisui Chemical                                                   78,285
                                                                            ----------------
                                                                                    424,023
                                                                            ----------------
                  CONSTRUCTION - 9.9%
          7,100   Daito Trust Construction Co Ltd                                    92,422
         24,000   Daiwa House Industry Co Ltd                                       164,071
          5,000   INAX Corp                                                          25,443
          4,000   JGC Corp *                                                          9,649
         24,000   Kajima Corp                                                        61,172
         39,000   Maeda Corp                                                        110,054
         70,000   Marubeni Corp                                                     284,830
         12,000   Nishimatsu Construction                                            36,484
         15,000   Obayashi Corp                                                      42,602
         15,000   Okumura Corp                                                       40,963


               See accompanying notes to the financial statements.             1

GMO JAPAN FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(Showing percentage of total net assets)
February 29, 2000

    SHARES        DESCRIPTION                                                 VALUE ($)
--------------------------------------------------------------------------------------------
                  CONSTRUCTION - CONTINUED
         30,000   Onoda Cement Co Ltd                                                45,332
         28,000   Sekisui House Ltd                                                 209,003
         17,000   Shimizu Corp                                                       41,009
         13,000   Sumitomo Realty and Development Co Ltd                             39,406
         31,000   Taisei Corp                                                        45,433
          8,000   Tostem Corp                                                       110,327
                                                                            ----------------
                                                                                  1,358,200
                                                                            ----------------
                  CONSUMER GOODS - 5.3%
          4,000   Citizen Watch Co                                                   29,457
         14,000   Ezaki Glico Co Ltd                                                 64,740
          4,700   Fuji Photo Film Co Ltd                                            206,645
         18,000   Itochu Corp *                                                      98,311
          1,500   Nintendo Co Ltd                                                   327,568
                                                                            ----------------
                                                                                    726,721
                                                                            ----------------
                  ELECTRIC - 5.4%
          2,000   Furukawa Electric Co Ltd                                           30,568
          6,000   Matsushita Electric Industrial Co Ltd                             174,776
         43,000   Mitsubishi Electric Corp                                          380,856
         27,000   Oki Electric Industry *                                           161,476
                                                                            ----------------
                                                                                    747,676
                                                                            ----------------
                  ELECTRONICS - 5.0%
          3,000   Aiwa Co                                                            49,565
          7,000   Fuji Electric Co *                                                 28,929
          1,000   Hirose Electric Co Ltd                                            133,904
          5,000   Nichicon Corp                                                     148,377
            500   Rohm Co Ltd                                                       162,259
         16,000   Sanyo Electric Co                                                  65,250
          2,000   Sharp Corp                                                         41,873
          7,000   Toshiba Corp                                                       57,157
                                                                            ----------------
                                                                                    687,314
                                                                            ----------------
                  FINANCIAL SERVICES - 8.0%
          2,000   Acom Ltd                                                          212,280
          2,000   Credit Saison Co                                                   31,332
         14,000   Daiwa Securities Co Ltd                                           222,384
         34,000   New Japan Securities Co Ltd *                                     156,297
          3,000   Nichiei Co Ltd (Kyoto) *                                           60,625
          5,000   Nikko Securities                                                   64,494
          8,000   Orient Corp                                                        29,421
            200   Orix Corp                                                          34,591
          4,000   Promise Co                                                        295,298
                                                                            ----------------
                                                                                  1,106,722
                                                                            ----------------


2              See accompanying notes to the financial statements.

GMO JAPAN FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(Showing percentage of total net assets)
February 29, 2000

    SHARES        DESCRIPTION                                                 VALUE ($)
--------------------------------------------------------------------------------------------

                  FOOD AND BEVERAGE - 2.1%
          5,000   House Foods Corp                                                   72,823
          6,000   Kirin Brewery Co Ltd                                               71,603
          7,000   Nippon Meat Packers Inc                                            64,358
            700   Q.P. Corp                                                           5,289
         18,000   Snow Brand Milk Products Co Ltd                                    75,536
                                                                            ----------------
                                                                                    289,609
                                                                            ----------------
                  HEALTH CARE - 1.3%
          8,000   Sankyo Co Ltd                                                     165,673
          1,000   Shiseido Co Ltd                                                    12,034
                                                                            ----------------
                                                                                    177,707
                                                                            ----------------
                  LEISURE - 0.6%
          4,000   Heiwa Corp                                                         76,100
                                                                            ----------------
                  MACHINERY - 4.4%
         21,000   Amada Co Ltd                                                      141,650
         64,000   Ishikawajima-Harima Heavy Industries                               65,250
         63,000   Kawasaki Heavy Industries Ltd                                      65,951
         18,000   Kubota Corp                                                        52,433
         97,000   Mitsubishi Heavy Industries                                       265,778
          5,000   NHK Spring Co Ltd                                                  15,748
                                                                            ----------------
                                                                                    606,810
                                                                            ----------------
                  MANUFACTURING - 0.7%
          7,000   Toyo Seikan Kaisha                                                 91,439
                                                                            ----------------
                  METALS AND MINING - 4.2%
          9,000   Fujikara Ltd                                                       35,392
        157,000   Kobe Steel Ltd *                                                   90,037
         45,000   Mitsubishi Material *                                             149,515
          1,000   Nitto Denko Corp                                                   38,960
        209,000   NKK Corp *                                                        114,150
          6,000   NSK Ltd                                                            41,509
        111,000   Sumitomo Metal Industries *                                        60,625
         77,000   Tomen Corp                                                         45,560
                                                                            ----------------
                                                                                    575,748
                                                                            ----------------
                  OIL AND GAS - 2.4%
         58,000   Cosmo Oil Co Ltd                                                   63,356
         55,900   Nippon Oil Co Ltd                                                 196,417
         19,600   Showa Shell Sekiyu                                                 66,371
                                                                            ----------------
                                                                                    326,144
                                                                            ----------------


               See accompanying notes to the financial statements.             3

GMO JAPAN FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(Showing percentage of total net assets)
February 29, 2000

    SHARES        DESCRIPTION                                                 VALUE ($)
--------------------------------------------------------------------------------------------
                  PAPER AND ALLIED PRODUCTS - 0.8%
          8,000   New Oji Paper Co Ltd                                               38,378
         12,000   Sumitomo Forestry Co Ltd                                           71,112
                                                                            ----------------
                                                                                    109,490
                                                                            ----------------
                  PHARMACEUTICALS - 2.9%
          8,000   Chugai Pharmaceutical Co Ltd                                      122,343
          9,000   Daiichi Pharmaceutical Co Ltd                                     116,745
          4,000   Kyowa Hakko Kogyo Co Ltd                                           52,069
          1,000   Ono Pharmaceutical Co Ltd                                          28,219
          3,000   Taisho Pharmaceutical Co Ltd                                       84,657
                                                                            ----------------
                                                                                    404,033
                                                                            ----------------
                  REAL ESTATE - 0.3%
          5,000   Mitsui Fudosan Co Ltd                                              40,144
                                                                            ----------------
                  RETAIL TRADE - 0.8%
          1,000   Aoyama Trading                                                     14,119
          2,000   Jusco Co Ltd                                                       28,164
          9,000   Mitsubishi Corp                                                    66,442
                                                                            ----------------
                                                                                    108,725
                                                                            ----------------
                  SERVICES - 2.7%
          9,000   Canon Sales Co Inc                                                118,793
          6,000   Dainippon Printing Co Ltd                                          89,846
         10,000   Nippon Shinpan Co                                                  22,757
        111,000   Nissho Iwai Corp *                                                 75,782
          6,000   Sumitomo Corp                                                      66,524
                                                                            ----------------
                                                                                    373,702
                                                                            ----------------
                  TECHNOLOGY - 6.0%
         50,000   Hitachi Ltd                                                       682,263
            100   Keyence Corp                                                       33,499
          3,000   Pioneer Electronics Corp                                           95,307
            200   TDK Corp                                                           19,134
                                                                            ----------------
                                                                                    830,203
                                                                            ----------------
                  TELECOMMUNICATIONS - 0.7%
          2,000   Tokyo Broadcasting System Inc                                      91,211
                                                                            ----------------
                  TEXTILES - 1.1%
         27,000   Nisshinbo Industries Inc                                          101,507
          6,000   Tokyo Style Co Ltd                                                 49,156
                                                                            ----------------
                                                                                    150,663
                                                                            ----------------
                  TOBACCO - 1.0%
             20   Japan Tobacco Inc                                                 142,916
                                                                            ----------------


4              See accompanying notes to the financial statements.

GMO JAPAN FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000

    SHARES/
PAR VALUE ($)     DESCRIPTION                                                 VALUE ($)
--------------------------------------------------------------------------------------------
                  TRANSPORTATION - 2.4%
         55,000   Kawasaki Kisen                                                     75,600
         18,000   Nippon Express Co Ltd                                             120,268
         18,000   Seino Transportation Co Ltd                                        90,283
          5,000   Toei Co Ltd                                                        45,469
                                                                            ----------------
                                                                                    331,620
                                                                            ----------------
                  UTILITIES - 4.0%
          4,600   Chubu Electric Power Co Inc                                        65,364
          1,400   Hokkaido Electric Power                                            16,797
            800   Hokuriku Electric Power                                             9,860
          2,000   Kokusai Denshin Denwa                                             186,610
         12,500   Kyushu Electric Power Co Inc                                      148,605
          1,300   Shikoku Electric Power                                             15,680
          9,500   Tohoku Electric Power Co Inc                                      112,421
                                                                            ----------------
                                                                                    555,337
                                                                            ----------------
                  TOTAL COMMON STOCKS (Cost $12,955,463)                         13,154,113
                                                                            ----------------
                  SHORT-TERM INVESTMENTS - 3.6%
                  CASH EQUIVALENTS - 3.6%
$       500,000   Royal Bank of Canada Time Deposit, 5.81% due 3/01/00              500,000
                                                                            ----------------

                  TOTAL SHORT-TERM INVESTMENTS (Cost $500,000)                      500,000
                                                                            ----------------
                  TOTAL INVESTMENTS - 99.2%
                  (Cost $13,455,463)                                             13,654,113

                  Other Assets and Liabilities (net) -  0.8%                        114,222
                                                                            ----------------

                  TOTAL NET ASSETS - 100.0%                                $     13,768,335
                                                                            ----------------
                                                                            ----------------



                  NOTES TO THE SCHEDULE OF INVESTMENTS:

                  *  Non-income producing security.




               See accompanying notes to the financial statements.             5

GMO JAPAN FUND
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 29, 2000
-----------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (cost $13,455,463) (Note 1)                                   $        13,654,113
   Foreign currency, at value (cost $117,894) (Note 1)                                             119,260
   Cash                                                                                             34,087
   Dividends and interest receivable                                                                 5,273
   Receivable for variation margin on open futures contracts (Notes 1 and 6)                         7,601
                                                                                        -------------------

       Total assets                                                                             13,820,334
                                                                                        -------------------
LIABILITIES:
   Payable to affiliate for
   (Note 2):
       Management fee                                                                                5,710
       Shareholder service fee                                                                       1,689
   Accrued expenses and other liabilities                                                           44,600
                                                                                        -------------------

       Total liabilities                                                                            51,999
                                                                                        -------------------
NET ASSETS                                                                             $        13,768,335
                                                                                        -------------------
                                                                                        -------------------

NET ASSETS
CONSIST OF:
   Paid-in capital                                                                     $        60,652,709
   Distributions in excess of net investment income                                               (113,032)
   Accumulated net realized loss                                                               (46,978,959)
   Net unrealized appreciation                                                                     207,617
                                                                                        -------------------

                                                                                       $        13,768,335
                                                                                        -------------------
                                                                                        -------------------

NET ASSETS ATTRIBUTABLE TO CLASS III SHARES                                            $        13,768,335
                                                                                        -------------------
                                                                                        -------------------

SHARES OUTSTANDING - CLASS III                                                                   1,766,891
                                                                                        -------------------
                                                                                        -------------------

NET ASSET VALUE PER SHARE - CLASS III                                                  $              7.79
                                                                                        -------------------
                                                                                        -------------------


6              See accompanying notes to the financial statements.

GMO JAPAN FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $104,567)                                 $             592,560
  Interest                                                                                          66,027
                                                                                      ---------------------

    Total income                                                                                   658,587
                                                                                      ---------------------

EXPENSES:
  Management fee (Note 2)                                                                          225,115
  Custodian fees                                                                                   101,453
  Audit fees                                                                                        29,664
  Transfer agent fees                                                                               28,898
  Registration fees                                                                                  2,016
  Legal fees                                                                                         1,767
  Trustees fees (Note 2)                                                                               381
  Miscellaneous                                                                                      1,549
  Fees waived or borne by Manager (Note 2)                                                        (165,728)
                                                                                      ---------------------
                                                                                                   225,115
  Shareholder service fee - Class III (Note 2)                                                      62,532
                                                                                      ---------------------

    Net expenses                                                                                   287,647
                                                                                      ---------------------

      Net investment income                                                                        370,940
                                                                                      ---------------------

REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
      Investments                                                                               17,041,585
      Closed futures contracts                                                                   1,533,520
      Foreign currency and foreign currency related transactions                                   (87,803)
                                                                                      ---------------------
          Net realized gain                                                                     18,487,302
                                                                                      ---------------------

    Change in net unrealized appreciation (depreciation) on:
      Investments                                                                                6,003,745
      Open futures contracts                                                                       (27,873)
      Foreign currency and foreign currency related transactions                                    (7,191)
                                                                                      ---------------------
          Net unrealized gain                                                                    5,968,681
                                                                                      ---------------------

   Net realized and unrealized gain                                                             24,455,983
                                                                                      ---------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $          24,826,923
                                                                                      ---------------------
                                                                                      ---------------------


               See accompanying notes to the financial statements.             7

GMO JAPAN FUND
(A Series of GMO Trust)


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED                YEAR ENDED
                                                                                  FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                                                 --------------------     ---------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income                                                     $            370,940     $             350,253
      Net realized gain (loss)                                                            18,487,302              (26,170,871)
      Change in net unrealized appreciation (depreciation)                                 5,968,681                20,479,042
                                                                                 --------------------     ---------------------

      Net increase (decrease) in net assets resulting from operations                     24,826,923               (5,341,576)
                                                                                 --------------------     ---------------------

Distributions to shareholders from:
      Net investment income - Class III                                                    (370,940)                         -
      In excess of net investment income                                                   (304,432)                         -
                                                                                 --------------------     ---------------------
                                                                                           (675,372)                         -
                                                                                 --------------------     ---------------------


Net share transactions - Class III (Note 5)                                            (138,772,688)              (15,421,445)
                                                                                 --------------------     ---------------------


      Total decrease in net                                                            (114,621,137)              (20,763,021)
      assets

NET ASSETS:
      Beginning of period                                                                128,389,472               149,152,493
                                                                                 --------------------     ---------------------

      End of period (including distributions in excess of
          net investment income of $113,032 and $23,093,
          respectively)                                                         $         13,768,335     $         128,389,472
                                                                                 --------------------     ---------------------
                                                                                 --------------------     ---------------------


8              See accompanying notes to the financial statements.

GMO JAPAN FUND
(A Series of GMO Trust)


Financial Highlights
(For a Class III Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                             YEAR ENDED FEBRUARY 28/29,
                                                 ------------------------------------------------------------------------------
                                                     2000                1999           1998           1997             1996
                                                 ------------        -----------    ------------   ------------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $       6.20        $      6.36    $       7.02   $       8.52     $      9.12
                                                 ------------        -----------    ------------   ------------     -----------

Income (loss) from investment operations:
  Net investment income (loss)                          0.07 (b)(c)        0.01            0.01             -  (b)       (0.01) (b)
  Net realized and unrealized gain (loss)               1.92              (0.17)          (0.67)         (1.50)           0.79
                                                 ------------        -----------    ------------   ------------     -----------

    Total from investment operations                    1.99              (0.16)          (0.66)         (1.50)           0.78
                                                 ------------        -----------    ------------   ------------     -----------

Less distributions to shareholders:
  From net investment income                           (0.22)                -               -              -               -
  In excess of net investment income                   (0.18)                -               -           (0.00)             -
  From net realized gains                                 -                  -               -              -            (1.38)
                                                 ------------        -----------    ------------   ------------     -----------

    Total distributions                                (0.40)                -               -           (0.00)          (1.38)
                                                 ------------        -----------    ------------   ------------     -----------

NET ASSET VALUE, END OF PERIOD                  $       7.79       $       6.20   $        6.36   $       7.02     $      8.52
                                                 ------------        -----------    ------------   ------------     -----------
                                                 ------------        -----------    ------------   ------------     -----------

TOTAL RETURN (a)                                      31.54%               2.52%          9.40%         17.69%           8.29%


RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's)           $     13,768       $     128,389   $    149,152   $    218,797     $   126,107
    Net expenses to average
           daily net assets                            0.69%               0.69%          0.69%          0.70% (d)       0.92%
    Net investment income (loss) to average
           daily net assets                            0.89% (c)           0.25%          0.21%          0.01%          (0.13%)
    Portfolio turnover rate                              56%                102%           128%             4%             23%
    Fees and expenses voluntarily waived or
           borne by the Manager consisted
           of the following per share amounts:  $       0.03       $        0.02   $       0.02   $       0.03     $      0.01


(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b)    Based on average month end shares outstanding.
(c) Net investment income is affected by the timing of dividends earned and purchases and redemptions of Fund shares.
(d) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.


               See accompanying notes to the financial statements.             9

GMO JAPAN FUND
(A Series of GMO Trust)


Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Japan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high total return through investment in equity securities of Japanese companies. The Fund's benchmark is the MSCI Japan Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and

GMO JAPAN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 29, 2000.

     FUTURES CONTRACTS
     The Fund may purchase and sell stock index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See Note 6 for all open futures contracts as of February 29, 2000.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or

GMO JAPAN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. There were no open swap agreements outstanding as of February 29, 2000.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund had no securities out on loan.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and passive foreign investment company transactions, and differing treatments for redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $5,223,000.

GMO JAPAN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U. S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

             Accumulated
          Undistributed Net           Accumulated Net Realized
          Investment Income                 Gain/(Loss)                  Paid-in Capital
     ---------------------------     --------------------------      -----------------------
              $214,493                     $ (2,983,282)                   $2,768,789

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases and fee on redemptions of Fund shares is .20% of the amount invested or redeemed. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $6,559 in purchase premiums and $124,393 in redemption fees. There is no premium for reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .10% may be charged on certain in-kind purchases.

GMO JAPAN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999 GMO earned a management fee at the annual rate of .75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .54% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $381. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $22,412,400 and $156,077,563, respectively.

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized               Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                  Depreciation
     ----------------------------      --------------------------      -------------------------       ---------------------
             $14,012,800                      $1,886,427                      $2,245,114                     $358,687

GMO JAPAN FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------


4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 81.7% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders could have a material effect.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        Year Ended                                  Year Ended
                                                     February 29, 2000                           February 28, 1999
                                        --------------------------------------------   --------------------------------------
   Class III:                                 Shares                  Amount                Shares               Amount
                                        -------------------    ---------------------   ------------------    ----------------
   Shares sold                                     877,279   $            6,239,388            7,008,018   $      42,026,700

   Shares issued to shareholders in
   reinvestment of distributions

                                                    67,649                  572,315                    -                   -
   Shares repurchased                         (19,894,664)            (145,584,391)          (9,737,557)        (57,448,145)
                                        -------------------    ---------------------   ------------------    ----------------
   Net decrease                               (18,949,736)   $        (138,772,688)          (2,729,539)   $    (15,421,445)
                                        -------------------    ---------------------   ------------------    ----------------
                                        -------------------    ---------------------   ------------------    ----------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding long futures contracts purchased at February 29, 2000 is as follows:

           Number of                                                                                          Net Unrealized
           Contracts                  Type               Expiration Date            Contract Value             Appreciation
      --------------------  -------------------------  --------------------     ------------------------    --------------------
               2                       TOPIX               March 2000         $         314,779           $        7,601
                                                                                                            --------------------
                                                                                                            --------------------

     At February 29, 2000, the Fund had cash and/or securities to cover any margin requirements on open futures contracts.

GMO JAPAN FUND
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------


For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income.

At February 29, 2000, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amounts:

                    YEAR OF EXPIRATION                          AMOUNT
                    ------------------                          ------
                          2006                         $    11,631,832
                          2007                              34,925,915

GMO JAPAN FUND
(A Series of GMO Trust)


PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO Japan Fund returned 31.5% for the fiscal year ended February 29, 2000. While this is strong absolute performance, it is disappointing when compared to 52.8% delivered by the MSCI Japan Index. The Fund's underperformance versus the benchmark comes from an emphasis on value stocks (those companies that are cheaper on price-to-book, price-to-earnings and other measures) and smaller capitalization stocks. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in common stocks throughout the period.

The Fund's overweight in value and smaller capitalization stocks is driven by fundamental valuation analysis. Those segments of the market traded at unusually deep discounts even before the recent growth rally. These stocks still look attractive after making appropriate adjustments for relative growth prospects and firm quality. As a result, the Fund has nearly 90% of its weight in the cheap 50% of the market (defined on price-to-book), which underperformed the Index by -21% over the fiscal year. The Fund has a 21% overweight in the smallest 70% of the stocks within the MSCI universe, which underperformed the index by -31%. These factors explain all of the performance shortfall relative to the benchmark for the fiscal year.

The high benchmark return was driven by exceptional returns in a narrow segment of the market, primarily information technology and telecommunications stocks. A handful of stocks had a very large impact on relative performance. Underweights in five such stocks (Sony, NTT, Softbank, Fujitsu and Murata Manufacturing) accounted for 15% (three quarters) of the performance shortfall. Softbank alone was responsible for -6% of relative performance. That stock, which had better than a 10-fold return for the fiscal year, is trading at a premium to the market valuation of its primary assets, which are stakes in extremely expensive Internet stocks such as Yahoo Japan.

OUTLOOK

The unprecedented attractive discounts available for smaller cap and value stocks make us optimistic that the Fund can add significant value going forward. The Fund's positions in smaller capitalization and value stocks give it a more domestic focus on the Index, away from the handful of "nifty" exporters and internet stocks that have been dominating performance. The Fund is positioned to do well as the Japanese economy continues to recover from its decade-long slump.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            GMO JAPAN FUND CLASS III SHARES AND THE MSCI JAPAN INDEX
                            AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                          Average Annual Total Return
--------------------------------------------------------------------------------
            1yr                5yr                   Since Inception
--------------------------------------------------------------------------------
                                                         6/8/90
           31.02%              0.64%                      0.65%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date                              Japan Fund-III                      MSCI Japan
  ----                              --------------                      ----------
  6/8/90                                 9980                             10000
 6/30/90                                 9890                              9737
 9/30/90                                 7435                              7252
12/31/90                                 8194                              8300
 3/31/91                                 9013                              9015
 6/30/91                                 8466                              8535
 9/30/91                                 8912                              9039
12/31/91                                 8603                              9041
 3/31/92                                 7204                              7045
 6/30/92                                 7255                              6488
 9/30/92                                 7493                              7369
12/31/92                                 7399                              7101
 3/31/93                                 8688                              8424
 6/30/93                                 9480                             10053
 9/30/93                                10069                             10403
12/31/93                                 9363                              8911
 3/31/94                                11236                             10360
 6/30/94                                12581                             11582
 9/30/94                                11877                             10965
12/31/94                                11781                             10821
 3/31/95                                11194                             10591
 6/30/95                                10528                              9921
 9/30/95                                10923                             10367
12/31/95                                11328                             10896
 3/31/96                                11511                             10935
 6/30/96                                11720                             11020
 9/30/96                                11105                             10404
12/31/96                                 9877                              9207
 3/31/97                                 8909                              8121
 6/30/97                                10989                             10043
 9/30/97                                 9485                              8759
12/31/97                                 7562                              7028
 3/31/98                                 7889                              7172
 6/30/98                                 7483                              6844
 9/30/98                                 6711                              5820
12/31/98                                 8478                              7382
 3/31/99                                 9145                              8282
 6/30/99                                 9917                              8912
 9/30/99                                11944                             10323
12/31/99                                11464                             11925
 2/29/00                                10648                             11112

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of Pelican Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pelican Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2000

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS -
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

         SHARES          DESCRIPTION                                                        VALUE ($)
----------------------------------------------------------------------------------------------------------
                         COMMON STOCKS - 89.4%
                         BASIC MATERIALS - 3.5%
              35,000     Abitibi-Consolidated Inc                                                 310,625
               5,000     Alcan Aluminum Ltd                                                       165,000
               5,000     Du Pont (E I) De Nemours & Co Inc                                        252,500
              45,000     Engelhard Corp                                                           613,125
              20,000     FMC Corp *                                                               966,250
               5,000     Hercules Inc                                                              82,500
              32,500     International Paper Co                                                 1,196,406
              25,000     Pactiv Corp *                                                            207,813
               5,000     Weyerhaeuser Co                                                          256,563
                                                                                            --------------
                                                                                                4,050,782
                                                                                            --------------
                         CAPITAL GOODS - 6.7%
              30,000     Amcol International Corp                                                 472,500
              10,000     Boeing Company                                                           368,750
              10,000     General Electric Co                                                    1,321,875
              12,500     Ingersoll-Rand Co                                                        478,906
              15,000     Lockheed Martin Corp                                                     261,563
              42,500     Pall Corp                                                                839,375
               5,000     Pitney Bowes Inc                                                         247,500
              50,000     Thomas & Betts Corp                                                    1,121,875
              20,000     United Technologies Corp                                               1,018,750
             112,500     Waste Management Inc                                                   1,687,500
                                                                                            --------------
                                                                                                7,818,594
                                                                                           --------------
                         COMMUNICATION SERVICES - 3.3%
              12,500     Bell Atlantic Corp                                                       611,719
              47,500     GTE Corp                                                               2,802,505
              12,500     SBC Communications Inc                                                   475,000
                                                                                            --------------
                                                                                                3,889,224
                                                                                            --------------
                         CONSUMER CYCLICALS - 13.8%
              50,000     American Greetings Corp                                                  862,500
              15,000     Brunswick Corp                                                           265,313
              10,000     Delphi Automotive Systems Corp                                           166,875
              45,000     Federated Department Stores *                                          1,650,938
              15,000     General Motors Corp                                                    1,140,938
              15,000     Hilton Hotels Corp                                                       105,000
              50,000     Information Resources Inc *                                              390,625
              30,000     Intermet Corp                                                            337,500
              25,000     Manpower Inc                                                             817,188
              10,000     Mascotech Industries Inc                                                 139,981
              62,500     Michelin SA Class B *                                                  1,954,515
              75,000     Modis Professional Services Inc *                                      1,181,250
              22,500     Nestle SA ADR                                                          1,896,883
              75,000     Owens Corning                                                          1,087,500
              72,500     Saks Inc *                                                               833,750
              20,000     Stanley Works                                                            460,000


               See accompanying notes to the financial statements.             1

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

         SHARES          DESCRIPTION                                                        VALUE ($)
----------------------------------------------------------------------------------------------------------
                         CONSUMER CYCLICALS - CONTINUED
              13,000     TJX Cos Inc                                                              207,188
             115,000     Toys R Us Inc *                                                        1,423,125
              25,000     Wal-Mart Stores Inc                                                    1,217,188
                                                                                            --------------
                                                                                               16,138,257
                                                                                            --------------
                         CONSUMER STAPLES - 13.4%
              15,000     Albertson's Inc                                                          367,500
              25,000     Anheuser-Busch Cos Inc                                                 1,603,125
              25,000     Bergen Brunswig Corp                                                     123,438
              12,500     ConAgra Inc                                                              204,688
               5,000     Coors (Adolph) Co                                                        219,375
              25,000     CVS Corp                                                                 875,000
              37,500     Eastman Kodak                                                          2,149,219
              82,500     Kimberly-Clark Corp                                                    4,264,219
               7,500     McKesson HBOC Inc                                                        145,313
              15,000     MediaOne Group Inc *                                                   1,177,500
              50,000     Owens and Minor Holdings Co                                              550,000
             137,500     Pepsi Bottling Group Inc                                               2,303,125
              87,500     R. R. Donnelley & Sons Co                                              1,673,438
                                                                                            --------------
                                                                                               15,655,940
                                                                                            --------------
                         ENERGY - 7.9%
              12,500     Amerada Hess Corp                                                        632,031
               5,000     Baker Hughes Inc                                                         129,375
              15,000     Cabot Oil & Gas Corp Class A                                             237,188
              75,000     Conoco Inc                                                             1,476,563
              12,500     EOG Resources Inc                                                        190,625
             162,500     Gulf Canada Resources Ltd *                                              528,125
               7,500     Kerr-McGee Corp                                                          335,625
              50,000     Lasmo Plc ADR                                                            237,500
              25,000     Mitchell Energy Class B                                                  526,563
              60,000     Occidental Petroleum Corp                                                963,750
               5,000     Texaco Inc                                                               237,188
             100,000     Union Pacific Resources Group Inc                                        893,750
              67,500     Unocal Corp                                                            1,805,625
              50,000     USX - Marathon Group                                                   1,081,250
                                                                                            --------------
                                                                                                9,275,158
                                                                                            --------------
                         FINANCIALS - 22.2%
              25,000     Allstate Corp                                                            487,500
               7,500     Avalonbay Communities Inc                                                253,125
              10,000     Bank of America Corp                                                     460,625
              12,500     Bank One Corp                                                            322,656
              62,500     Block (H&R) Inc                                                        2,742,188
              20,000     Boston Properties Inc                                                    606,250
              62,500     Brandywine Realty Trust                                                1,000,000
              35,000     Chase Manhattan Corp                                                   2,786,875
              72,500     Citigroup Inc                                                          3,747,344
              80,000     Equity Office Properties Trust                                         1,915,000
              50,000     Equity Residential Properties Trust                                    1,996,875
               7,500     First Union Corp                                                         221,250


2              See accompanying notes to the financial statements.

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

         SHARES          DESCRIPTION                                                        VALUE ($)
----------------------------------------------------------------------------------------------------------
                         FINANCIALS - CONTINUED
             162,500     JP Realty Inc                                                          2,935,156
              35,000     Mack-Cali Realty Corp                                                    831,250
              15,000     Reckson Associates Realty Corp                                           277,500
              22,500     Spieker Properties Inc                                                   902,813
              75,000     Summit Properties Inc                                                  1,425,000
              50,000     United Dominion Realty Trust Inc                                         500,000
              70,000     Washington Mutual Inc                                                  1,548,750
              32,500     Wells Fargo Co                                                         1,074,531
                                                                                            --------------
                                                                                               26,034,688
                                                                                            --------------
                         HEALTH CARE - 2.9%
              65,000     Acuson Corp *                                                            869,375
              20,000     Aetna Inc                                                                822,500
              15,000     Lilly (Eli) and Co                                                       891,563
              12,500     Mylan Laboratories Inc                                                   287,500
               5,000     Smithkline Beecham Plc                                                   280,938
              12,500     Tenet Healthcare Corp *                                                  218,750
                                                                                            --------------
                                                                                                3,370,626
                                                                                            --------------
                         TECHNOLOGY - 7.9%
              57,500     Compaq Computer Corp                                                   1,430,313
               5,000     Computer Sciences Corp *                                                 394,063
              12,500     Intel Corp                                                             1,412,500
              25,000     International Business Machines Corp                                   2,550,000
              35,000     Parametric Technology Corp *                                           1,060,938
             175,000     Storage Technology Corp *                                              2,231,250
               5,000     Xerox Corp                                                               108,438
                                                                                            --------------
                                                                                                9,187,502
                                                                                            --------------
                         TRANSPORTATION - 3.6%
              12,500     Airborne Freight Corp                                                    231,250
              15,000     AMR Corp *                                                               793,125
              42,500     Canadian Pacific Ltd                                                     828,750
              12,500     Delta Air Lines Inc                                                      570,313
               7,500     FedEx Corp *                                                             262,031
              75,000     Ryder System Inc                                                       1,396,875
               7,500     US Airways Group Inc *                                                   140,156
                                                                                            --------------
                                                                                                4,222,500
                                                                                            --------------
                         UTILITIES - 4.2%
               5,000     Duke Energy Co                                                           242,500
              62,500     Niagara Mohawk Holdings Inc *                                            734,375
              25,000     Questar Corp                                                             348,438
              47,500     Sempra Energy                                                            855,000
              50,000     Texas Utilities                                                        1,631,250
              30,000     Unicom Corp                                                            1,134,375
                                                                                            --------------
                                                                                                4,945,938
                                                                                            --------------
                         TOTAL COMMON STOCKS (Cost $100,885,312)                              104,589,209
                                                                                            --------------


               See accompanying notes to the financial statements.             3

PELICAN FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS - CONTINUED
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 29, 2000

         SHARES/
      PAR VALUE ($)      DESCRIPTION                                                        VALUE ($)
----------------------------------------------------------------------------------------------------------
                         PREFERRED STOCKS - 0.9%
                         BASIC MATERIALS - 0.5%
              25,000     Freeport-McMoran Corp 0.00%                                              550,000
                                                                                            --------------
                         ENERGY - 0.4%
              12,500     Unocal Corp Convertible 6.25%                                            517,188
                                                                                            --------------

                         TOTAL PREFERRED STOCKS (Cost $1,519,458)                               1,067,188
                                                                                            --------------

                         DEBT OBLIGATIONS - 9.1%
                         TECHNOLOGY - 1.1%
       $   1,500,000     International Business Machines Corp, 6.50% due 1/15/28                1,310,730
                                                                                            --------------

                         TRANSPORTATION - 0.7%
             750,000     United Air Lines Inc, 9.13% due 1/15/12                                  766,478
                                                                                            --------------

                         U.S. GOVERNMENT - 7.3%
           5,000,000     U.S. Treasury Bond, 11.13% due 8/15/03                                 5,668,750
           1,250,000     U.S. Treasury Bond, 10.75% due 8/15/05                                 1,474,413
           1,500,000     U.S. Treasury Note, 6.625% due 5/15/07                                 1,495,545
                                                                                            --------------
                                                                                                8,638,708
                                                                                            --------------

                         TOTAL DEBT OBLIGATIONS (Cost $11,486,109)                             10,715,916
                                                                                            --------------

                         TOTAL INVESTMENTS - 99.4%
                         (Cost $113,890,879)                                                  116,372,313

                         Other Assets and Liabilities (net) -  0.6%                               660,399
                                                                                            --------------

                         TOTAL NET ASSETS - 100.0%                                          $ 117,032,712
                                                                                            --------------
                                                                                            --------------


                         NOTES TO THE SCHEDULE OF INVESTMENTS:

                         ADR - American Depositary Receipt

                         *    Non-income producing security.



4              See accompanying notes to the financial statements.

PELICAN FUND
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 29, 2000
--------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (cost $113,890,879) (Note 1)                       $       116,372,313
     Dividends and interest receivable                                                    259,035
     Foreign withholding taxes receivable                                                  10,492
     Receivable for investments sold                                                    1,156,972
     Receivable for Fund shares sold                                                       19,600
     Receivable for expenses waived or borne by Manager (Note 2)                           24,628
                                                                               -------------------

         Total assets                                                                 117,843,040
                                                                               -------------------

LIABILITIES:
     Due to custodian                                                                     312,313
     Payable for investments purchased                                                    276,361
     Payable for Fund shares repurchased                                                   51,319
     Payable to affiliate for management fee (Note 2)                                      72,958
     Accrued expenses                                                                      97,377
                                                                               -------------------

         Total liabilities                                                                810,328
                                                                               -------------------

NET ASSETS (equivalent to $11.15 per share based
     on 10,493,566 shares outstanding, unlimited shares authorized)           $        117,032,712
                                                                               -------------------
                                                                               -------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                          $       101,442,760
     Accumulated undistributed net investment income                                      245,785
     Accumulated undistributed net realized gain                                       12,863,579
     Net unrealized appreciation                                                        2,480,588
                                                                               -------------------

         NET ASSETS                                                           $       117,032,712
                                                                               -------------------
                                                                               -------------------


              See accompanying notes to the financial statements.              5

PELICAN FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends (net of withholding taxes of $28,488)                          $          3,307,288
     Interest                                                                            1,537,928
                                                                                -------------------

         Total income                                                                    4,845,216
                                                                                -------------------

EXPENSES:
     Management fee (Note 2)                                                             1,582,393
     Custodian and transfer agent fees                                                     164,274
     Audit fees                                                                             40,519
     Registration fees                                                                      18,999
     Legal fees                                                                              4,594
     Trustees fees (Note 2)                                                                  2,053
     Miscellaneous                                                                          10,215
                                                                                -------------------

         Total expenses                                                                  1,823,047

         Less: expenses waived or borne by Manager (Note 2)                               (156,849)
                                                                                -------------------

         Net expenses                                                                    1,666,198
                                                                                -------------------

             Net investment income                                                       3,179,018
                                                                                -------------------

REALIZED AND UNREALIZED GAIN (LOSS):

         Net realized gain (loss) on:
             Investments                                                                45,410,308
             Foreign currency and foreign currency related transactions                       (191)
                                                                                -------------------

             Net realized gain                                                          45,410,117
                                                                                -------------------

         Change in net unrealized appreciation (depreciation) on:
             Investments                                                               (50,353,648)
             Foreign currency and foreign currency related transactions                       (846)
                                                                                -------------------

             Net unrealized loss                                                       (50,354,494)
                                                                                -------------------

             Net realized and unrealized loss                                           (4,944,377)
                                                                                -------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $         (1,765,359)
                                                                                -------------------
                                                                                -------------------


6             See accompanying notes to the financial statements.

PELICAN FUND
(A Series of GMO Trust)

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED                  YEAR ENDED
                                                                              FEBRUARY 29, 2000           FEBRUARY 28, 1999
                                                                         ------------------------       ---------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                                $            3,179,018      $            3,881,844
     Net realized gain                                                                45,410,117                  30,658,342
     Change in net unrealized appreciation (depreciation)                            (50,354,494)                (25,781,297)
                                                                            ---------------------       ---------------------

     Net increase (decrease) in net assets resulting from operations                  (1,765,359)                  8,758,889
                                                                            ---------------------       ---------------------

Distributions to shareholders from:
     Net investment income                                                            (3,927,061)                 (4,037,021)
     Net realized gains                                                              (38,462,287)                (31,637,977)
                                                                            ---------------------       ---------------------

                                                                                     (42,389,348)                (35,674,998)
                                                                            ---------------------       ---------------------

Fund share transactions:  (Note 5)
     Proceeds from sale of shares                                                      9,423,293                  20,859,512
     Net asset value of shares issued to shareholders
         in payment of distributions declared                                         41,267,246                  35,005,102
     Cost of shares repurchased                                                     (113,439,710)                (41,297,725)
                                                                            ---------------------       ---------------------

     Net increase (decrease) in net assets resulting
         from Fund share transactions                                                (62,749,171)                 14,566,889
                                                                            ---------------------       ---------------------

     Total decrease in net assets                                                   (106,903,878)                (12,349,220)

NET ASSETS:
     Beginning of period                                                             223,936,590                 236,285,810
                                                                            ---------------------       ---------------------

     End of period (including accumulated undistributed
         net investment income of $245,785 and of
         $686,825, respectively)                                          $          117,032,712      $          223,936,590
                                                                            ---------------------       ---------------------
                                                                            ---------------------       ---------------------

             See accompanying notes to the financial statements.               7

PELICAN FUND
(A Series of GMO Trust)

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                               YEAR ENDED FEBRUARY 28/29,
                                                      -------------------------------------------------------------------------
                                                          2000            1999           1998           1997           1996
                                                      ------------    -----------    -----------    -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      15.73    $     17.78    $     16.31    $     14.52    $      11.99
                                                      ------------    -----------    -----------    -----------    ------------

Income from investment operations:
  Net investment income                                      0.30           0.30           0.32           0.33            0.31
  Net realized and unrealized gain (loss)                   (0.78)          0.43           4.13           2.27            3.04
                                                      ------------    -----------    -----------    -----------    ------------

    Total from investment operations                        (0.48)          0.73           4.45           2.60            3.35
                                                      ------------    -----------    -----------    -----------    ------------

Less distributions to shareholders:
  From net investment income                                (0.36)         (0.31)         (0.40)         (0.27)          (0.29)
  From net realized gains                                   (3.74)         (2.47)         (2.58)         (0.54)          (0.53)
                                                      ------------    -----------    -----------    -----------    ------------

    Total distributions                                     (4.10)         (2.78)         (2.98)         (0.81)          (0.82)
                                                      ------------    -----------    -----------    -----------    ------------

NET ASSET VALUE, END OF PERIOD                       $      11.15    $     15.73    $     17.78    $     16.31    $      14.52
                                                      ------------    -----------    -----------    -----------    ------------
                                                      ------------    -----------    -----------    -----------    ------------

TOTAL RETURN (a)                                           (5.80%)         3.89%         28.97%         18.40%          28.54%


RATIOS/SUPPLEMENTAL DATA:

       Net assets, end of period (000's)             $    117,033    $   223,937    $   236,286    $   207,369    $    177,238
       Net expenses to average
           daily net assets                                 0.93%          0.95%          0.95%          0.95%           1.05%
       Net investment income to average
           daily net assets                                 1.79%          1.68%          1.77%          2.10%           2.42%
       Portfolio turnover rate                                32%            34%            28%            27%             32%
       Fees and expenses voluntarily waived
           or borne by the Manager consisted
           of the following per share amounts:       $       0.02    $      0.01    $      0.01    $      0.01    $       -

(a) The total returns would have been lower had certain expenses not been waived during the periods shown.



8             See accompanying notes to the financial statements.

PELICAN FUND
(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Pelican Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC ("the Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which will issue a separate series of shares.

     The Fund seeks long-term growth of capital primarily through investment in equity securities. The Fund's benchmark is the Standard & Poor's 500 Composite Stock Market Index.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term debt obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FUTURES CONTRACTS
     The Fund may purchase and sell futures contracts on domestic stock indices. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian,

PELICAN FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 29, 2000 there were no open futures contracts.

     REPURCHASE AGREEMENTS
     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless a shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to market discount.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

PELICAN FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

             Accumulated
          Undistributed Net               Accumulated Net Realized
          Investment Income                      Gain/(Loss)                     Paid-in Capital
     ---------------------------         --------------------------            -------------------
              $307,003                            $(307,003)                            $0

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .75% of average daily net assets. GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), and extraordinary expenses) exceed .75% of average daily net assets.

     Prior to February 1, 2000 GMO earned a management fee paid monthly at the annual rate of .90% of average daily net assets. GMO had entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including transfer taxes), and extraordinary expenses) exceeded .95% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $2,053. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

PELICAN FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF SECURITIES

     For the year ended February 29, 2000, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                                   Purchases            Proceeds
                                                                              ------------------   ------------------
            U.S. Government securities                                                 $183,656           $2,729,981

            Investments (non-U.S. Government securities)                            $53,939,572         $151,573,506

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
            Aggregate Cost                   Appreciation                    Depreciation                    Appreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
            $114,827,597                      $21,363,554                    $19,818,838                      $1,544,716

4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 61.05% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                Year Ended                      Year Ended
                                                            February 29, 2000                February 28, 1999
                                                       ---------------------------        -----------------------
     Shares sold                                                   608,624                       1,214,307

     Shares issued to shareholders in
       reinvestment of distributions                             3,145,991                       2,112,963

     Shares repurchased                                         (7,496,586)                     (2,378,657)

                                                         ----------------------        ---------------------------

     Net increase (decrease)                                    (3,741,971)                        948,613

     Fund shares:

     Beginning of period                                        14,235,537                      13,286,924

                                                        ----------------------        ---------------------------
     End of period                                              10,493,566                      14,235,537
                                                        ----------------------        ---------------------------
                                                        ----------------------        ---------------------------

PELICAN FUND
(A SERIES OF GMO TRUST)

FEDERAL TAX INFORMATION - (UNAUDITED)
FEBRUARY 29, 2000
--------------------------------------------------------------------------------

For fiscal year ended February 29, 2000, all of the Fund's distributions are from investment company taxable income, except that the Fund has designated 84.50% distributions as net capital gain dividends.

PELICAN FUND
(A Series of GMO Trust)


PORTFOLIO MANAGER

Mr. Richard Mayo is responsible for the management of the Pelican Fund. Mr. Mayo has been a portfolio manager with GMO since its founding in 1977 and began his career in the late 1960's.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

We can think of only one way to describe the investment climate in 1999:
"bizarre." The market as a whole traded at record levels on virtually all valuation metrics, but sector performances differed dramatically. Momentum - chasing the winners - dominated investment techniques. The shift of interest to growth stocks, then aggressive growth and technology funds, created extreme divergences in results for value managers and growth managers; the spread is now at 50 year extremes. Throughout this extraordinary time, we maintained our core valuation discipline.

The majority of stocks did not participate in the "bull" markets of 1998 and 1999 - in fact, the "average" stock has been declining during this period and is now down 35%. In 1999, just 30 stocks accounted for all the return in the S&P
500. This is even more remarkable than 1998, when only 84 stocks drove the entire performance of the index, and most observers noted the incredible concentration of performance. We owned some of the winners - General Electric, WalMart, Intel, and Citigroup - but were steady sellers throughout the year as targets were reached/exceeded.

Increasingly the market became technology focused. The Fund owned stocks in the sector but made the mistake of selling too early. Even though we adapted our analysis to account for the dramatic economic changes driven by technology and the Internet, we felt compelled to reduce or eliminate positions in these sectors due to valuation concerns. Not fully participating in technology was a major negative impact on performance. In the short term, however, risk has not been a concern for the market.

This discipline and our concern about risk have been costly to performance. We were not fully invested at all times, and some of our low risk stocks lagged significantly. It has been a frustrating year and a half for value managers, but we have held our own versus our peers. Russell data shows us in the second quartile of value managers and confirms we are succeeding in delivering superior risk-adjusted return.

More importantly, we are optimistic about the future because of the great opportunities that exist in the market today. The global economy has improved, and corporate profits should be robust. In addition, acquirers should be active - companies are actively seeking ways to augment growth. Current stock prices also look attractive to corporate insiders; in February 2000 alone, companies announced share repurchases worth $30 billion. The macro environment looks solid, but we're most excited by the compelling ideas in the portfolio today. We can participate in wireless through inexpensive Bell Atlantic shares or venture capital through Chase Manhattan. CVS operates the largest drugstore chain, has an industry-leading Internet presence and recently announced a $1 billion share repurchase. We think the portfolio is in a position to deliver the returns comparable to the first four days of the year, when the Pelican Fund outperformed the S&P 500 by 318 basis points and the NASDAQ Composite by 713 basis points.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                       PELICAN FUND AND THE S&P 500 INDEX
                             AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                      Average Annual Total Return
--------------------------------------------------------------------------------
                 1yr              5yr                     10yr
--------------------------------------------------------------------------------
                -5.80%            13.96%                  12.93%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date                Pelican Fund                       S&P 500
  ----                ------------                       -------
 2/28/90                 10000                            10000
 3/31/90                 10093                            10265
 6/30/90                 10416                            10909
 9/30/90                  8934                             9410
12/31/90                  9505                            10253
 3/31/91                 10981                            11742
 6/30/91                 10927                            11716
 9/30/91                 11305                            12343
12/31/91                 11872                            13377
 3/31/92                 12140                            13041
 6/30/92                 12551                            13289
 9/30/92                 12821                            13709
12/31/92                 13384                            14400
 3/31/93                 14645                            15029
 6/30/93                 15362                            15102
 9/30/93                 15920                            15491
12/31/93                 16075                            15851
 3/31/94                 15669                            15249
 6/30/94                 15614                            15313
 9/30/94                 16741                            16062
12/31/94                 16570                            16060
 3/31/95                 18093                            17623
 6/30/95                 19607                            19306
 9/30/95                 20874                            20840
12/31/95                 21511                            22094
 3/31/96                 22739                            23280
 6/30/96                 23335                            24325
 9/30/96                 23707                            25077
12/31/96                 25962                            27167
 3/31/97                 25962                            27896
 6/30/97                 29113                            32766
 9/30/97                 32201                            35220
12/31/97                 32851                            36231
 3/31/98                 35977                            41284
 6/30/98                 36229                            42647
 9/30/98                 32458                            38405
12/31/98                 36683                            46584
 3/31/99                 36524                            48905
 6/30/99                 40270                            52353
 9/30/99                 36640                            49083
12/31/99                 37698                            56385
 2/29/00                 33761                            52538

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Tax-Managed International Equities Fund (A Series of GMO Trust)


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2000

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  COMMON STOCKS - 95.6%
                  AUSTRALIA - 4.4%
          9,700   Amcor Ltd                                                          35,744
          6,000   Australia and New Zealand Banking Group Ltd                        36,886
          7,500   Bank of Western Australia                                          19,300
         49,600   Boral Ltd *                                                        70,976
          6,200   Broken Hill Proprietary Ltd                                        61,274
         30,100   Burswood Ltd                                                       11,276
          1,600   Coca Cola Amatil Ltd                                                3,174
          7,500   Commonwealth Bank of Australia                                    115,116
          4,700   Consolidated Rutile Ltd *                                           1,819
         28,200   CSR Ltd                                                            61,483
         53,300   Email Ltd                                                          67,432
        102,200   MIM Holdings Ltd                                                   64,649
        164,800   National Australia Bank Ltd                                     2,165,925
         17,000   News Corp Ltd                                                     247,796
          2,800   Normandy NFM Ltd *                                                  6,191
         21,800   North Broken Hill Peko Ltd                                         36,818
          5,000   OPSM Protector Ltd                                                  7,830
         49,600   Origin Energy Ltd                                                  38,047
         16,000   Pioneer International Ltd                                          42,647
         39,300   PMP Communications Ltd                                             50,927
          1,654   Publishing & Broadcasting Ltd                                      15,432
         98,500   QCT Resources Ltd                                                  42,346
         82,900   Resolute Ltd                                                       12,728
         81,100   Santos Ltd                                                        190,763
        120,000   Schroders Property                                                170,979
        283,300   Telstra Corp                                                    1,329,622
          1,700   Weston (George) Foods Ltd                                           6,818
                                                                                ------------
                                                                                  4,913,998
                                                                                ------------
                  AUSTRIA - 1.0%
            300   Austria Tabakwerke AG                                              11,957
          4,400   Bank Austria AG                                                   191,472
          1,000   Boehler Uddeholm (Bearer)                                          37,249
            200   Brau Union AG                                                       8,310
            150   Oesterreichische Brau Beteiligungs AG                               5,791
         26,700   Voest-Alpine Stahl AG                                             822,574
                                                                                ------------
                                                                                  1,077,353
                                                                                ------------
                  BELGIUM - 0.6%
          3,900   Arbed SA                                                          362,331
          1,000   Bekaert SA                                                         44,142



              See accompanying notes to the financial statements.                         1

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  BELGIUM - CONTINUED
          2,400   Compagnie Benelux Paribas SA                                      128,931
          2,800   Compagnie Maritime Belge SA                                       121,307
                                                                                ------------
                                                                                    656,711
                                                                                ------------
                  BRAZIL - 0.9%
          2,940   Embratel Participacoes SA ADR                                      70,560
      4,000,000   Metalurgica Gerdau SA                                             142,413
          9,700   Tele Centro Oeste Celular ADR                                      87,300
            970   Tele Centro Sul Participacoes ADR                                  69,961
          1,000   Tele Leste Celular Participacoes SA ADR                            40,500
          1,649   Tele Nordeste Celular Participacoes ADR                            98,528
          5,420   Tele Norte Leste Participacoes ADR                                138,210
          1,100   Telecomunicacoes de Sao Paulo SA                                   37,606
            530   Telesp Celular Participacoes SA ADR                                28,554
          4,080   Unibanco GDR                                                      118,830
         41,500   Usinas Siderurgicas de Minas Gerais SA (Usiminas)                 136,262
                                                                                ------------
                                                                                    968,724
                                                                                ------------
                  CZECH REPUBLIC - 0.3%
          7,800   Komercni Banka AS *                                               194,216
            600   Tabak AS                                                          113,672
                                                                                ------------
                                                                                    307,888
                                                                                ------------
                  DENMARK - 0.3%
          2,700   Aarhus Oliefabrik Class A                                          60,031
             33   Codan A/S *                                                         2,546
            100   Codan Forsikring                                                    8,103
          2,000   DFDS A/S                                                           81,675
             80   Kapital Holding AS                                                  2,945
          4,300   Korn-OG Foderstofkomp                                              94,769
          6,900   SAS Danmark A/S                                                    71,116
          1,175   Unidanmark AS Class A (Registered)                                 67,025
                                                                                ------------
                                                                                    388,210
                                                                                ------------
                  FINLAND - 0.6%
         36,300   Finnair Class A                                                   154,120
         30,900   Kemira Oyj                                                        193,368
          1,100   Partek Oyj                                                         14,403
         42,300   Rautaruukki Oyj                                                   232,129
          3,300   Stora Enso Oyj Class A                                             33,518
                                                                                ------------
                                                                                    627,538
                                                                                ------------


2              See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  FRANCE - 9.0%
            300   Axa SA                                                             37,692
          6,444   Banque Nationale de Paris                                         508,725
            520   Bongrain                                                          144,682
          2,000   Brocacef Holding                                                   25,032
             38   Cap Gemini SA                                                      10,463
          5,640   Chargeurs International SA                                        313,306
          3,270   Christian Dior                                                    668,991
             40   Colas SA                                                            6,970
            445   Compagnie Generale d'Industrie et de Participations                29,883
          5,970   Compagnie Parisienne de Reescompte                                310,371
          1,880   Credit National                                                   118,191
            100   Damart SA                                                           6,980
            840   Dexia *                                                           114,837
            840   Dexia Strip *                                                          40
          2,440   Eiffage SA                                                        122,154
          2,000   Elf Aquitaine SA                                                  313,857
            910   Elf Gabon                                                          81,478
          9,300   Eramet                                                            509,458
          5,340   Eridania Beghin-Say SA                                            448,303
          4,140   Esso S.A.F.                                                       255,887
          5,300   France Telecom SA                                                 854,681
             10   Fromageries Bel SA                                                  6,778
          4,945   Gaz et Eaux                                                       285,648
             10   Guyenne et Gascogne                                                 3,687
          1,480   Imetal                                                            175,259
         14,500   Michelin SA Class B                                               452,719
             40   Nord-Est                                                            1,010
         14,700   Pechiney SA Class A                                               857,637
            850   Pernod Ricard                                                      42,963
          5,000   Renault SA                                                        199,289
         11,220   Saint-Gobain                                                    1,560,897
          8,200   Sommer Allibert                                                   181,575
          4,790   Sylea (Bearer)                                                    159,560
         65,590   Usinor Sacilor                                                    956,674
          7,920   Vallourec                                                         320,249
                                                                                ------------
                                                                                 10,085,926
                                                                                ------------
                  GERMANY - 6.7%
          1,100   Allianz AG                                                        383,579
         62,300   Bankgesellschaft Berlin AG *                                      986,660
         17,950   BASF AG                                                           818,273
         10,400   Bayer AG                                                          433,045


              See accompanying notes to the financial statements.                         3

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  GERMANY - CONTINUED
          1,150   Bilfinger & Berger                                                 16,607
         19,600   DaimlerChrysler AG                                              1,328,441
         21,600   Deutsche Telekom                                                1,807,120
            300   Escada AG                                                          29,316
         12,700   FAG Kugelfischer                                                  106,374
            800   Heidelberg Port-Zement                                             45,057
         12,800   IWKA AG                                                           213,191
            100   Leirheit AG                                                         3,033
          1,000   Phoenix AG                                                          9,916
          2,700   Schmalbach-Lubeca                                                 332,726
         28,080   SKW Trostberg                                                     167,611
          3,900   Suedzucker AG                                                      39,425
         34,300   Thyssen Krupp AG *                                                827,209
          5,590   Walter Bau AG                                                      34,982
                                                                                ------------
                                                                                  7,582,565
                                                                                ------------
                  HONG KONG - 3.9%
        115,000   Amoy Properties Ltd                                                64,646
        214,000   China Telecom Ltd *                                             1,972,876
         76,100   Chinese Estates Holdings Ltd *                                     12,809
        104,000   Goldlion Holdings Ltd                                               9,888
         54,000   Hang Lung Development Co Ltd                                       41,977
          4,000   Hang Seng Bank                                                     36,105
         10,000   Henderson Land Development Co Ltd                                  42,530
         20,000   Hong Kong Land Holdings                                            25,400
            215   Hong Kong Telecommunications                                          717
          9,000   Hutchison Whampoa                                                 141,080
        260,000   Jardine International Motor Holdings Ltd                           79,342
        235,800   Jardine Matheson Holdings Ltd                                     825,300
        417,000   Jardine Strategic Holdings Ltd                                    658,860
        226,000   Kumagai Gumi Ltd                                                   54,011
         50,000   Mandarin Oriental ADR                                              25,750
         55,000   New Asia Realty & Trust Class A                                    56,535
        274,000   Oriental Press Group *                                            103,857
        566,000   Regal Hotels International Ltd *                                   41,453
        150,000   San Miguel Brewery Ltd                                             25,248
         84,000   Sime Darby                                                         26,983
            212   Sino Land                                                             101
         18,000   Swire Pacific Ltd Class A                                          86,267
        107,000   Tai Cheung Holdings Ltd                                            24,472
        111,000   Wheelock and Co Ltd                                                74,164
                                                                                ------------
                                                                                  4,430,371
                                                                                ------------


4               See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  HUNGARY - 0.3%
         15,200   Danubius Hotel & Spa *                                            324,786
                                                                                ------------

                  INDIA - 0.3%
          3,000   Grasim Co                                                          29,625
         20,000   Grasim Co (Registered Shares)                                     197,500
         10,000   Indian Rayon & Industries GDR                                      20,750
         30,000   Indo Gulf Fertilizers GDR                                          50,250
                                                                                ------------
                                                                                    298,125
                                                                                ------------
                  INDONESIA - 0.7%
        236,500   Astra International *                                             117,056
        115,500   Gudang Garam                                                      192,500
      1,775,000   Matahari Putra Prima Tbk *                                        239,057
        318,000   PT Daya Guna Samudera *                                            67,455
        151,500   PT Indofood Sukses Makmur Tbk *                                   125,485
        105,000   United Tractors *                                                  91,919
                                                                                ------------
                                                                                    833,472
                                                                                ------------
                  IRELAND - 0.1%
         29,100   Crean (James) *                                                     7,564
         16,000   Greencore Group                                                    46,212
         29,100   Oakhill Group Plc *                                                11,206
                                                                                ------------
                                                                                     64,982
                                                                                ------------
                  ITALY - 4.8%
          3,000   Banco Ambrosiano Veneto SPA (Non Convertible)                       6,210
          5,090   Beni Stabili SPA *                                                  2,739
          4,000   Burgo (Cartiere) SPA                                               23,491
          2,000   Buzzi Unicem SPA *                                                  7,413
         13,000   Caffaro                                                            13,692
         22,400   Danieli and Co SPA (Non Convertible)                               50,464
        221,000   ENI SPA                                                         1,027,668
         13,540   Fiat SPA (Non Convertible)                                        195,013
          3,800   Fila Holding SPA ADR *                                             32,300
         71,100   IFIL Finanziaria di Partecipazioni SPA (Non Convertible)          323,776
          4,000   Immsi SPA *                                                         9,165
          5,750   Luxottica Group ADR                                               139,797
         10,000   Pirelli & Co                                                       22,288
          2,000   Pirelli & Co (Non Convertible)                                      3,841
            280   Reno de Medici SPA                                                    636
          5,090   San Paolo IMI SPA                                                  80,367


              See accompanying notes to the financial statements.                         5

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  ITALY - CONTINUED
          4,000   Sirti SPA                                                           9,435
          5,000   Sorin Biomedica SPA                                                20,747
        252,200   Telecom Italia Mobile SPA                                       3,435,699
                                                                                ------------
                                                                                  5,404,741
                                                                                ------------
                  JAPAN - 24.6%
          3,000   77 Bank Ltd                                                        22,175
         43,000   Aida Engineering                                                  158,136
         20,300   Aoki International                                                 63,752
         18,000   Atsugi Nylon Industrial *                                          16,385
          9,000   Bandai Co                                                         344,909
        103,000   Bank Of Tokyo-Mitsubishi                                        1,261,071
         12,000   Brother Industries Ltd                                             25,670
        409,000   Cosmo Oil Co Ltd                                                  446,771
        182,000   Daido Steel Co Ltd                                                248,509
          4,000   Dainippon Pharmaceutical Co Ltd                                    31,132
         79,000   Daio Paper Corp                                                   450,894
         13,500   Daito Trust Construction Co Ltd                                   175,732
          7,000   Dowa Mining Co                                                     11,024
         67,000   Ezaki Glico Co Ltd                                                309,827
          1,000   Fanuc Co                                                           97,401
         18,000   Fuji Bank                                                         140,258
         55,000   Fukuyama Transporting Co Ltd                                      392,017
         87,000   Furukawa Co Ltd *                                                 128,296
         16,000   Gunze Ltd                                                          40,781
          4,000   Heiwa Corp                                                         76,100
        111,000   Heiwa Real Estate Co Ltd                                          230,376
         21,000   Hitachi Ltd                                                       286,550
         59,000   Hitachi Metals Ltd                                                317,946
         19,000   Hokuriku Bank *                                                    39,261
         14,000   Honda Motor Co Ltd                                                458,787
         73,000   Ishikawajima-Harima Heavy Industries                               74,425
         93,000   Itoham Foods Inc                                                  364,025
         23,000   Izumiya Co Ltd                                                    136,717
         83,000   JACCS Co                                                          293,150
         13,000   Japan Radio Co                                                    134,905
         11,000   JGC Corp *                                                         26,535
        211,000   Joshin Denki Co Ltd                                               505,148
         66,000   Kamigumi Co Ltd                                                   258,341
         68,000   Kandenko Co                                                       245,123
         95,000   Kansai Paint Co                                                   211,005
          6,000   Kawasaki Heavy Industries Ltd                                       6,281


6              See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  JAPAN - CONTINUED
          1,000   Kissei Pharmaceutical Co Ltd                                       16,840
          1,000   Kokusai Denshin Denwa                                              93,305
         78,000   Konica Corp                                                       349,333
         18,000   Kubota Corp                                                        52,433
         98,000   Kurabo Industries Ltd                                             115,971
          5,000   Kyodo Printing                                                     17,705
         66,000   Kyudenko Corp                                                     187,447
         26,000   Kyushu Electric Power Co Inc                                      309,098
         56,000   Maeda Road Construction                                           226,844
        124,000   Marubeni Corp                                                     504,556
         16,000   Matsushita Electric Industrial Co Ltd                             466,069
          7,000   Meiji Milk Products                                                43,967
         65,000   Meiji Seika Kaisha Ltd                                            431,933
         55,000   Misawa Homes                                                      170,224
         32,000   Mitsubishi Belting                                                 71,658
         87,000   Mitsubishi Corp                                                   642,274
          8,000   Mitsubishi Gas Chemical Co Inc                                     14,710
        253,000   Mitsubishi Heavy Industries                                       693,214
        140,000   Mitsubishi Material *                                             465,159
         86,000   Mitsubishi Paper Mills Ltd                                         93,159
         28,000   Mitsui OSK Lines Ltd                                               44,604
         30,000   Mitsui Trust & Banking Co Ltd                                      46,425
         80,000   Mizuno Corp                                                       192,253
         24,000   MOS Food Services                                                 218,907
         22,000   Nachi Fujikoshi Co                                                 29,839
        106,000   Nagase & Co                                                       361,841
          6,000   Nichirei                                                           15,238
          2,000   Nintendo Co Ltd                                                   436,758
         76,000   Nippon Beet Sugar                                                 110,000
         72,000   Nippon Chemical                                                   169,096
          6,000   Nippon Express Co Ltd                                              40,089
         66,000   Nippon Flour Mills Co Ltd                                         148,996
         79,000   Nippon Hodo Co                                                    327,923
        273,000   Nippon Oil Co Ltd                                                 959,246
        105,000   Nippon Paint Co                                                   253,288
         14,000   Nippon Shinpan Co                                                  31,860
        185,000   Nippon Suisan Kaisha Ltd                                          277,866


              See accompanying notes to the financial statements.                         7

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  JAPAN - CONTINUED
         74,000   Nippon Synthetic Chemical                                         110,473
         16,000   Nishimatsu Construction                                            48,646
        300,000   Nissan Motor Co *                                               1,133,312
          3,000   Nisshin Oil Mills Ltd                                               8,056
        445,000   Nisshin Steel Co Ltd                                              413,181
         42,000   Nisshinbo Industries Inc                                          157,899
        667,000   NKK Corp *                                                        364,298
        157,000   NOF Corp                                                          354,431
         45,000   NTN Corp                                                           98,721
         81,000   Okumura Corp                                                      221,201
        101,000   Onoda Cement Co Ltd                                               152,619
        202,000   Orient Corp                                                       742,870
          1,000   Orix Corp                                                         172,955
          1,000   Rohm Co Ltd                                                       324,519
         16,000   Ryosan Co                                                         262,018
          5,000   Sankyo Co Ltd                                                     103,546
         22,000   Sanyo Electric Co                                                  89,718
         94,000   Seino Transportation Co Ltd                                       471,476
         48,000   Sekisui Chemical                                                  150,307
          5,000   Sekisui House Ltd                                                  37,322
          2,000   Seven-Eleven Japan Co                                             201,356
          3,000   Shikoku Electric Power                                             36,184
         28,000   Shimizu Corp                                                       67,544
          6,000   Shionogi and Co Ltd                                                85,749
         20,000   Showa Shell Sekiyu                                                 67,726
          8,000   Snow Brand Milk Products Co Ltd                                    33,572
          2,400   Sony Corp                                                         710,027
          4,000   Stanley Electric Co Ltd                                            30,877
          5,000   Sumitomo Corp                                                      55,437
         10,000   Sumitomo Osaka Cement Co Ltd                                       37,504
          9,000   Sumitomo Warehouse                                                 22,939
          2,000   Suzuki Motor Corp                                                  32,352
          2,000   Takara Standard Co                                                  7,301
          3,000   Takeda Chemical Industries Ltd                                    169,314
         69,000   Tanabe Seiyaku Co Ltd                                             419,571
         62,000   Tekken Construction *                                              64,904
         50,000   TOA Corp                                                           56,893
        159,000   Toagosei Co Ltd                                                   270,657


8               See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  JAPAN - CONTINUED
         97,000   Tobishima Corp *                                                   49,447
         69,000   Tohoku Electric Power Co Inc                                      816,531
         46,000   Tokai Carbon Co Ltd                                                74,535
         13,000   Tokyo Gas Co                                                       23,904
        196,000   Tokyo Ink Manufacturing Co Ltd                                    360,402
         14,000   Tokyo Style Co Ltd                                                114,697
         25,000   Toshiba Tungaloy Co Ltd                                            46,197
          4,000   Toyo Seikan Kaisha                                                 52,251
          3,000   Toyo Suisan Kaisha                                                 18,570
         30,000   Toyobo Co Ltd                                                      39,598
         32,000   Toyota Motor Corp                                               1,278,777
         14,000   Uniden Corp                                                       120,941
          5,000   Yakult Honsha Co Ltd                                               41,919
          6,000   Yamaha Motor Co                                                    42,329
         69,000   Yodogawa Steel Works                                              179,009
         33,000   Yokogawa Bridge Corp                                               84,411
         20,000   Yokohama Rubber Co                                                 61,900
                                                                                ------------
                                                                                 27,852,436
                                                                                ------------
                  KOREA - 0.9%
            564   Cheil Jedang Corp                                                  36,350
          2,340   Chosun Brewery Co Ltd *                                            57,926
          3,300   Dongwon Securities Co                                              67,394
          8,965   Housing & Commercial Bank                                         159,706
          5,558   Hyundai Industrial Development                                     33,414
          4,621   Kookmin Bank                                                       51,476
          1,100   Korea Electric Power Corp                                          27,522
          7,500   Korea Electric Terminal Co                                         84,210
            190   Lotte Confectionery Co                                             22,677
          2,100   Pacific Chemical Corp                                              33,233
            660   Pohang Iron & Steel (a)                                            67,988
            183   Samsung Electronics                                                41,418
            550   Shinsegae Department Store                                         22,611
             45   SK Telecom                                                        167,093
          3,780   SK Telecom ADR                                                    169,864
                                                                                ------------
                                                                                  1,042,882
                                                                                ------------
                  MALAYSIA - 2.1%
         13,950   APM Automotive Holdings Berhad *                                   10,279
         20,000   Berjaya Group Berhad                                                5,132
          2,000   Cement Industries of Malaysia Berhad                                1,632
         15,000   Edaran Otomobil Berhad                                             63,158


              See accompanying notes to the financial statements.                         9

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  MALAYSIA - CONTINUED
         19,000   Genting Berhad                                                     84,000
          6,000   Golden Hope Plantations Berhad                                      5,337
        125,000   IJM Corp Berhad Class A                                           140,132
        105,000   Malayan Banking Berhad                                            472,500
          1,000   Oriental Holdings Berhad                                            2,355
         97,000   Resorts World Berhad                                              352,263
      6,990,000   Tan Chong International Ltd                                     1,059,799
         93,000   Tan Chong Motor Holdings Berhad                                    43,808
          4,650   Warisan TC Holdings Berhad *                                        2,814
         84,000   YTL Corp                                                          154,737
                                                                                ------------
                                                                                  2,397,946
                                                                                ------------
                  MEXICO - 0.1%
         13,000   Grupo Industrial Bimbo Class A *                                   21,454
            660   Grupo Televisa SA GDR *                                            50,696
          2,650   TV Azteca SA ADR                                                   36,934
                                                                                ------------
                                                                                    109,084
                                                                                ------------
                  NETHERLANDS - 3.2%
          7,800   Boskalis Westminster NV                                           173,844
         14,780   Buhrmann NV Maastricht                                            389,175
          8,400   DSM NV                                                            275,528
          2,600   Gamma Holdings NV                                                  87,110
         11,900   Hollandsche Beton Groep NV                                        164,977
          8,175   KLM-Konin Luchtvaart Mij NV                                       152,294
         27,000   Kon Bolswessanen                                                  291,136
          2,700   Koninklijke KPN NV                                                343,254
          2,400   Koninklijke Ten Cate                                               90,113
          3,100   Koninklijke Volker Wessels                                         49,245
          7,600   Nedlloyd                                                          174,142
         22,100   Royal Dutch Petroleum                                           1,155,116
          5,600   Stork NV                                                           68,740
          5,906   Van Ommeren Vopak *                                               139,023
            400   Wereldhave NV                                                      16,232
                                                                                ------------
                                                                                  3,569,929
                                                                                ------------
                  NEW ZEALAND - 0.3%
         83,000   Air New Zealand Class B                                            84,640
        200,000   Brierley Investment Ltd                                            35,934
        105,400   Fletcher Challenge Buildings                                      118,743
         10,000   Telecom Corp of New Zealand                                        41,276
        165,000   Trans Tasman Properties Ltd *                                      18,429
         19,000   Tranz Rail Holdings Ltd                                            31,370
                                                                                ------------
                                                                                    330,392
                                                                                ------------


10               See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  NORWAY - 0.9%
         93,100   Christiania Bank OG Kreditkasse                                   471,687
        136,500   Den Norske Bank Class A                                           494,677
            400   Norske Skogindustrier ASA Class B                                  12,183
                                                                                ------------
                                                                                    978,547
                                                                                ------------
                  POLAND - 0.6%
          1,700   Bank Slaski SA                                                    105,306
         11,400   Exbud SA *                                                        107,294
          5,900   Prokom Software SA                                                412,929
                                                                                ------------
                                                                                    625,529
                                                                                ------------
                  PORTUGAL - 1.1%
            912   Cimpor-Cimentos de Portugal SGPS SA (Registered)                   13,838
         55,300   Electricidade de Portugal                                       1,103,667
          1,400   Inapa-Invest Particip Gesta                                        10,581
          5,000   Mota & Co SA                                                       47,704
          2,800   Portucel Industrial Empresa                                        22,051
            500   Salvador Caetano                                                    9,483
                                                                                ------------
                                                                                  1,207,324
                                                                                ------------
                  RUSSIA - 0.1%
          2,600   Lukoil Holding Co ADR                                             108,550
                                                                                ------------

                  SINGAPORE - 4.2%
        399,900   Asia Food & Properties Ltd *                                      135,721
        525,000   Chuan HUP Holdings Ltd                                            121,831
          1,500   Creative Technology Ltd                                            32,633
         17,000   Cycle & Carriage Ltd                                               37,478
          4,652   DBS Group Holdings Ltd                                             57,485
         43,500   Fraser & Neave                                                    121,135
      1,018,000   Goldtron *                                                        233,283
         74,000   Hai Sun Hup Group Ltd                                              31,125
        100,000   Haw Par Brothers International Ltd                                170,563
        278,500   Hotel Properties Ltd                                              245,588
         66,900   Inchcape Berhad                                                    52,008
         15,750   Oversea-Chinese Banking Corp                                       99,597
         16,330   Overseas Union Bank                                                72,475
        235,100   Singapore Airlines Ltd (Registered)                             2,182,282
        456,100   Singapore Telecom                                                 740,895
        241,400   Straits Trading Co Ltd                                            252,086


                 See accompanying notes to the financial statements.                     11

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  SINGAPORE - CONTINUED
          9,100   Times Publishing Ltd                                               18,583
         19,008   United Overseas Bank                                              120,199
        208,000   Van Der Horst Ltd *                                                53,698
                                                                                ------------
                                                                                  4,778,665
                                                                                ------------
                  SPAIN - 2.6%
         61,100   Aceralia SA                                                       714,712
         14,700   Acerinox SA (Registered)                                          529,301
         11,100   Azucarera Ebro Agricolas                                          135,719
          3,000   Banco Bilbao Vizcaya SA                                            43,613
          6,200   Cristaleria Espanola SA                                           216,557
            100   Empresa Nacional de Celulosas SA                                    2,069
         20,414   Endesa                                                            431,789
          2,000   Europistas Concesionaria Espanola SA *                             10,783
            200   Fabricacion de Automoviles Renault de Espana SA                     8,973
          6,600   FENOSA SA                                                         136,614
         19,200   Hidro Cantabrico                                                  303,336
         17,400   Repsol SA                                                         329,174
         11,500   Tableros Defibras Class B                                         115,145
                                                                                ------------
                                                                                  2,977,785
                                                                                ------------
                  SWEDEN - 1.0%
          1,500   Custos AB                                                          37,128
          1,200   Custos AB Class B                                                  29,839
          5,100   Gambro AB Class A                                                  35,485
          1,600   Gambro AB Class B                                                  11,315
          4,400   Mo Och Domsjo AB Class B                                          124,467
          6,400   Skanska AB Class B                                                220,463
         18,900   SSAB Swedish Steel Class A                                        229,594
          9,700   SSAB Swedish Steel Class B                                        115,621
          1,600   Svenska Cellulosa Class B                                          38,964
         42,900   Trelleborg AB Class B                                             300,941
                                                                                ------------
                                                                                  1,143,817
                                                                                ------------
                  SWITZERLAND - 3.2%
            600   BK Vision AG (Bearer) *                                           109,686
            110   Bobst AG (Bearer)                                                 141,753
            200   Bobst AG (Registered)                                             125,989
            100   Financiere Richemont AG Class A                                   230,760
          1,200   Hero AG                                                           136,658
            260   Hilti AG (Participating Certificate)                              205,706


12               See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  SWITZERLAND - CONTINUED
            500   Merkur Holding AG (Registered)                                    143,850
            300   Movenpick Holdings (Bearer)                                       140,254
            160   Nestle AG (Registered)                                            269,767
            200   Novartis AG (Registered)                                          254,615
            420   Pargesa Holdings SA (Bearer)                                      792,975
            500   Rieter Holdings AG (Registered)                                   308,379
            200   Schweizerische Industrie-Gesellschaft Holding AG (Registered)     120,235
            600   Sika Finanz AG (Bearer)                                           198,154
             50   Societe Generale de Surveillance Holding SA (Registered) *         20,079
            360   Swatch Group AG (Bearer)                                          387,101
             20   Swiss Reinsurance (Bearer)                                         32,151
                                                                                ------------
                                                                                  3,618,112
                                                                                ------------
                  THAILAND - 1.0%
         20,500   Advanced Info Service Public Co Ltd (Foreign Registered) *        318,405
        137,000   Bangkok Bank Pcl (Foreign Registered) *                           221,055
         61,600   CP Feedmill Public Co Ltd (Foreign Registered) *                  223,030
      1,420,000   Quality House Co Ltd (Foreign Registered)*                        134,120
        227,500   Thai Farmers Bank Pcl (Foreign Registered) *                      214,876
                                                                                ------------
                                                                                  1,111,486
                                                                                ------------
                  UNITED KINGDOM - 15.3%
         40,700   Anglian Water Plc                                                 286,238
         15,100   Arcadia Group                                                      12,038
         78,200   Arjo Wiggins Appleton Plc                                         195,052
         45,800   Associated British Food                                           255,769
          5,649   AstraZeneca Plc                                                   187,183
         30,000   Bass Plc                                                          318,019
         45,200   Beazer Holmes Plc                                                  79,204
         18,000   Berkley Group                                                     127,160
         48,900   BICC Group                                                         45,546
         75,900   Billiton Plc                                                      310,333
         42,200   BP Amoco Plc                                                      324,768
         68,224   British Airways Plc                                               322,028
         33,500   British Telecom Plc                                               584,906
         61,295   BTR Siebe Plc                                                     281,098
         17,200   Christian Salvesen Plc                                             36,385
         69,200   Coats Viyella                                                      44,516
        622,540   Corus Group Plc                                                 1,031,911
         66,900   Courtaulds Textiles Plc                                           132,543


              See accompanying notes to the financial statements.                        13

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  UNITED KINGDOM - CONTINUED
        118,500   De Vere Group Plc                                                 508,363
         91,100   Delta Plc                                                         154,601
        234,165   Elementis Plc                                                     266,159
         32,400   Glynwed International                                             110,608
            700   Hambros Plc Class A *                                               1,989
         31,100   Hazlewood Foods                                                    37,067
         27,500   Hepworth Plc                                                       65,119
        167,500   HSBC Holdings Plc                                               1,950,126
         15,300   Hyder Plc                                                          48,609
         51,500   Inchcape Plc                                                      197,154
         16,500   Johnson Matthey                                                   188,065
         41,000   Laird Group                                                       125,242
         59,400   Lonrho Plc                                                        637,648
        374,300   MFI Furniture Group                                               338,284
          7,200   Morgan Crucible                                                    28,416
         11,000   National Power                                                     64,989
         47,100   Northern Foods Plc                                                 68,778
        227,200   Pilkington                                                        238,515
         27,100   Powergen Plc                                                      186,848
         18,000   Rank Group Plc                                                     44,897
         44,900   Rexam Plc                                                         129,890
          3,300   RMC Group                                                          38,030
          4,162   Royal Bank of Scotland Group                                       54,731
         66,800   Royal & Sun Alliance Insurance Group                              364,870
         12,700   Safeway Plc                                                        31,026
         28,300   Scottish Power Plc                                                214,891
         23,200   Severn Trent Plc                                                  193,195
          8,300   Signet Group Plc                                                    6,650
        119,100   Smithkline Beecham Plc                                          1,333,982
         74,891   Smiths Industries Plc                                             911,528
          3,200   Somerfield Plc                                                      2,766
         91,100   Storehouse Plc                                                     63,998
          5,892   Sun Life & Province Holding                                        32,322
          7,400   Tate & Lyle                                                        29,964
         27,100   Taylor Woodrow Plc                                                 57,969
          7,700   Tesco                                                              20,847
         33,816   Thames Water Plc                                                  371,016


14               See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

     Shares       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  UNITED KINGDOM - CONTINUED
         45,200   Thistle Hotels Plc                                                103,822
        414,100   TI Group Plc                                                    2,201,399
         33,600   Unigate                                                           154,619
         10,714   Unilever Plc                                                       65,244
          3,200   United Biscuits Plc                                                13,160
         69,800   United Utilities                                                  721,192
         20,000   Vodafone Group Plc                                                112,163
         37,800   Wilson (Connolly) Holdings                                         77,277
         14,000   Wimpey (George)                                                    22,543
         35,100   Yorkshire Water                                                   143,375
                                                                                ------------
                                                                                 17,308,643
                                                                                ------------
                  VENEZUELA - 0.5%
         15,800   Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR      526,338
                                                                                ------------


                  TOTAL COMMON STOCKS (Cost $111,795,827)                       107,652,855
                                                                                ------------

                  PREFERRED STOCKS - 2.3%
                  BRAZIL - 0.4%
      3,000,000   Cemig                                                              49,353
        995,355   Gerdau SA                                                          27,675
      3,540,000   Itaubanco SA (Registered)                                         281,079
         22,000   Usinas Siderurgicas de Minas Gerais SA (Usiminas)                 119,356
                                                                                ------------
                                                                                    477,463
                                                                                ------------
                  GERMANY - 1.3%
          6,300   Draegerwerk AG                                                     49,736
         17,200   Dyckerhoff AG (Non Voting)                                        442,961
            300   Escada AG                                                          28,796
          5,800   Krones AG                                                         161,935
         19,800   MAN AG                                                            397,452
         25,000   Villeroy & Boch AG (Non Voting)                                   221,433
          4,000   Volkswagen AG                                                      91,269
             60   Walter Bau AG                                                         399
                                                                                ------------
                                                                                  1,393,981
                                                                                ------------
                  ITALY - 0.5%
          1,000   Banca Nazionale dell'Agricoltura (BNA) (Non Convertible)            1,261
         21,210   Fiat SPA                                                          359,391
         10,050   IFI-Istituto Finanziario                                          254,469
          1,000   La Rinascente SPA                                                   3,485
                                                                                ------------
                                                                                    618,606
                                                                                ------------
                                                                                ------------


              See accompanying notes to the financial statements.                        15

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000

   Shares/
  Par Value       Description                                                   Value ($)
-------------------------------------------------------------------------------------------
                  KOREA - 0.1%
          1,300   Samsung Electronics (Non Voting)                                  118,380
                                                                                ------------


                  TOTAL PREFERRED STOCKS (Cost $2,663,638)                        2,608,430
                                                                                ------------

                  CONVERTIBLE SECURITIES - 0.1%
                  POLAND - 0.1%
DEM     140,000   Elektrim SA, 2.00% due 5/30/04                                    110,263
                                                                                ------------


                  TOTAL CONVERTIBLE SECURITIES (Cost $96,905)                       110,263
                                                                                ------------

                  RIGHTS & WARRANTS - 0.0%
                  HONG KONG - 0.0%
          5,100   Chinese Estates Holdings Ltd Warrants 11/24/00 *                      295
         10,000   Mandarin Oriental International Ltd Rights 3/06/00 *                  100
              1   Mandarin Oriental International Ltd Rights 3/06/00 *                    -
                                                                                ------------
                                                                                        395
                                                                                ------------
                  MALAYSIA - 0.0%
         21,000   YTL Corp Berhad Warrants 6/26/09 *                                 16,026
                                                                                ------------


                  THAILAND - 0.0%
         75,000   Quality House Co Ltd Warrants 10/30/02 *                                -
                                                                                ------------


                  TOTAL RIGHTS & WARRANTS (Cost $3,285)                              16,421
                                                                                ------------

                  SHORT-TERM INVESTMENTS - 0.3%
                  CASH EQUIVALENTS - 0.3%
$       300,000   Banque Nationale Paribas (London) Time Deposit, 5.81% due
                  3/01/00                                                           300,000
                                                                                ------------


                  TOTAL SHORT-TERM INVESTMENTS (Cost $300,000)                      300,000
                                                                                ------------

                  TOTAL INVESTMENTS - 98.3%
                  (Cost $114,859,655)                                           110,687,969

                  Other Assets and Liabilities (net) -  1.7%                      1,935,281
                                                                                ------------

                  TOTAL NET ASSETS - 100.0%                                    $112,623,250
                                                                                ------------
                                                                                ------------


16               See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)
Schedule of Investments  - continued
(showing percentage of total net assets)
February 29, 2000


                  NOTES TO THE SCHEDULE OF INVESTMENTS:

                  ADR  American Depositary Receipt
                  GDR  Global Depository Receipt

                  (a)  Valued by management (Note 1).

                  *    Non-income producing security.



              See accompanying notes to the financial statements.             17

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A SERIES OF GMO TRUST)
Schedule of Investments - continued
(showing percentage of total net assets)
February 29, 2000
--------------------------------------------------------------------------------


              At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

              INDUSTRY SECTOR (UNAUDITED)
              Telecommunications                    11.4%
              Banking                               10.0
              Metals and Mining                      9.0
              Conglomerates                          7.3
              Consumer Goods                         6.9
              Automotive                             5.8
              Machinery                              5.6
              Construction                           5.0
              Energy Services                        4.9
              Chemicals                              4.1
              Utilities                              4.1
              Transportation                         4.0
              Services                               3.4
              Health Care                            2.5
              Financial Services                     2.4
              Textiles                               1.6
              Retail Trade                           1.6
              Paper and Allied Products              1.5
              Electronic Equipment                   1.4
              Communications                         0.9
              Food and Beverage                      0.8
              Insurance                              0.8
              Real Estate                            0.7
              Computers                              0.4
              Aerospace                              0.1
              Miscellaneous                          3.8
                                                 --------
                                                   100.0%
                                                 --------
                                                 --------


18              See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 29, 2000
--------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (cost $114,859,655) (Note 1)                $       110,687,969
      Foreign currency, at value (cost $2,050,929) (Note 1)                       1,974,984
      Cash                                                                           71,564
      Receivable for securities sold                                                 26,699
      Dividends and interest receivable                                              75,123
      Foreign withholding taxes receivable                                           40,222
      Receivable for expenses waived or borne by Manager (Note 2)                    27,784
                                                                          ------------------
          Total assets                                                          112,904,345
                                                                          ------------------

LIABILITIES:
      Net payable for open forward foreign currency contracts                       111,459
      Accrued capital gain and repatriation taxes payable (Note 1)                   35,505
      Payable to affiliate for (Note 2):
          Management fee                                                             48,924
          Shareholder service fee                                                    13,590
      Accrued expenses                                                               71,617
          Total liabilities                                                         281,095
                                                                          ------------------

NET ASSETS                                                              $       112,623,250
                                                                          ------------------
                                                                          ------------------
NET ASSETS CONSIST OF:
      Paid-in capital                                                   $       117,974,022
      Distributions in excess of net investment income                             (598,543)
      Accumulated net realized loss                                                (353,044)
      Net unrealized depreciation                                                (4,399,185)
                                                                          ------------------

                                                                        $       112,623,250
                                                                          ------------------
                                                                          ------------------
NET ASSETS ATTRIBUTABLE TO:
      Class III Shares                                                  $       112,623,250
                                                                          ------------------
                                                                          ------------------

SHARES OUTSTANDING:
      Class III                                                                  10,802,456
                                                                          ------------------
                                                                          ------------------

NET ASSET VALUE PER SHARE:
      Class III                                                         $             10.43
                                                                          ------------------
                                                                          ------------------



              See accompanying notes to the financial statements.             19

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign tax expense of $154,281)                $          1,450,802
      Interest                                                                       117,775
                                                                          -------------------
          Total income                                                             1,568,577
                                                                          -------------------
EXPENSES:
      Management fee (Note 2)                                                        411,732
      Custodian fees                                                                 187,057
      Audit fees                                                                      38,640
      Transfer agent fees                                                             27,446
      Registration fees                                                                5,319
      Legal fees                                                                       1,096
      Trustees fees (Note 2)                                                             848
      Miscellaneous                                                                    3,190
      Fees waived or borne by Manager (Note 2)                                      (261,860)
                                                                          -------------------
                                                                                     413,468

      Shareholder service fee - Class III (Note 2)                                   114,370
                                                                          -------------------

          Net expenses                                                               527,838
                                                                          -------------------

              Net investment income                                                1,040,739
                                                                          -------------------

REALIZED AND UNREALIZED GAIN (LOSS):
          Net realized gain (loss) on:
              Investments                                                           (329,830)
              Foreign currency, forward contracts and foreign
                  currency related transactions                                     (301,855)
                                                                          -------------------
                  Net realized loss                                                 (631,685)
                                                                          -------------------

          Change in net unrealized appreciation (depreciation) on:
              Investments (Note 1)                                                (4,234,628)
              Foreign currency, forward contracts and foreign
                  currency related transactions                                     (115,890)
                                                                          -------------------
                  Net unrealized loss                                             (4,350,518)
                                                                          -------------------
          Net realized and unrealized loss:                                       (4,982,203)
                                                                          -------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $         (3,941,464)
                                                                          -------------------
                                                                          -------------------

20              See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                            PERIOD FROM JULY 29, 1998
                                                                      YEAR ENDED            (COMMENCEMENT OF OPERATIONS)
                                                                   FEBRUARY 29, 2000        THROUGH FEBRUARY 28, 1999
                                                                  --------------------      ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income                                     $           1,040,739          $              59,031
      Net realized loss                                                      (631,685)                       (44,913)
      Change in net unrealized appreciation (depreciation)                 (4,350,518)                       (48,667)
                                                                  --------------------           --------------------

      Net decrease in net assets resulting from operations                 (3,941,464)                       (34,549)
                                                                  --------------------           --------------------

Distributions to shareholders from:
      Net investment income - Class III                                    (1,040,739)                       (58,701)
      In excess of net investment income - Class III                         (324,705)                        (8,556)
                                                                  --------------------           --------------------
                                                                           (1,365,444)                       (67,257)
                                                                  --------------------           --------------------

Net share transactions - Class III (Note 5)                                99,401,085                     18,630,879
                                                                  --------------------           --------------------


      Total increase in net assets                                         94,094,177                     18,529,073


NET ASSETS:
      Beginning of period                                                  18,529,073                              -
                                                                  --------------------           --------------------


      End of period (including distributions in excess
          of net investment income of $598,543 and
          $27,931, respectively)                                $         112,623,250                     18,529,073
                                                                  --------------------           --------------------
                                                                  --------------------           --------------------



              See accompanying notes to the financial statements.             21

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class III Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                                    PERIOD FROM JULY 29, 1998
                                                           YEAR ENDED             (COMMENCEMENT OF OPERATIONS)
                                                       FEBRUARY 29, 2000           THROUGH FEBRUARY 28, 1999
                                                       -----------------          ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $             9.71                $          10.00
                                                       ----------------                  --------------

Income (loss) from investment operations:
  Net investment income                                            0.15(b)                         0.04
  Net realized and unrealized gain (loss)                          0.70                           (0.28)
                                                       ----------------                  --------------

    Total from investment operations                               0.85                           (0.24)
                                                       ----------------                  --------------

Less distributions to shareholders:
      From net investment income                                  (0.10)                          (0.04)
      In excess of net investment income                          (0.03)                          (0.01)
                                                       ----------------                  --------------

        Total distributions                                       (0.13)                          (0.05)
                                                       ----------------                  --------------

NET ASSET VALUE, END OF PERIOD                       $            10.43                $           9.71
                                                       ----------------                  --------------
                                                       ----------------                  --------------

TOTAL RETURN (a)                                                   8.65%                        (2.44%)**


RATIOS/SUPPLEMENTAL DATA:

      Net assets, end of period (000's)              $          112,623                 $        18,529
      Net expenses to average
        daily net assets                                          0.69%                           0.69% *
      Net investment income to average
        daily net assets                                          1.36%                           0.87% *
      Portfolio turnover rate                                        5%                             20%
      Fees and expenses voluntarily waived or borne
        by the Manager consisted of the following
        per share amounts:                           $             0.04                 $          0.12

*       Annualized
**      Not annualized.
(a) Calculation excludes purchase premiums. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b)     Computed using average shares outstanding throughout the period.


22            See accompanying notes to the financial statements.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)

Notes to Financial Statements
February 29, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Tax-Managed International Equities Fund (the "Fund"), which commenced operations on July 29, 1998, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities. The Fund's benchmark is the GMO EAFE (After
     Tax).

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown under Note 6 and represents the currency exposure the Fund has acquired or hedged through currency contracts as of February 29, 2000.

     FUTURES CONTRACTS
     The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. At February 29, 2000, there were no open futures contracts.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. At February 29, 2000, there were no open swap agreements.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security, or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security, or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security, or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purhasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.
     S. federal income tax purposes. Therefore, no provision for U. S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $35,505 for potential repatriation taxes at February 29, 2000. The accrual for repatriation taxes is included in net unrealized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the fund on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency transactions.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U. S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

            Accumulated
         Undistributed Net                Accumulated Net Realized
         Investment Income                        Gain/(Loss)                  Paid-in Capital
        -------------------               ------------------------          ---------------------
            $ (301,769)                            $301,856                            $ (87)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     EXPENSES
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is .60% of the amount invested. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the year ended February 29, 2000, the Fund received $450,002 in purchase premiums. There is no premium for cash redemptions or reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .10% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     GMO earns a management fee paid monthly at the annual rate of .54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of .15% for Class III shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of .75% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .54% of average daily net assets.

     The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $848. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, aggregated $101,716,751 and $3,529,195, respectively.

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:

                                           Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                    Appreciation                    Depreciation                    Depreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
            $115,128,793                      $13,788,481                    $18,229,305                      $4,440,824


4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 48.52% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                         Period from July 29, 1998
                                             Year Ended                                 (commencement of operations)
                                          February 29, 2000                                 to February 28, 1999
                             --------------------------------------------        --------------------------------------------
     Class III:                     Shares                  Amount                     Shares                  Amount
                             --------------------    --------------------        --------------------    --------------------
     Shares sold                        8,828,580  $          98,659,192                   2,083,735  $          20,337,787

     Shares issued to
     shareholders in
     reinvestment of
     distributions                         65,946                741,893                         835                  8,274

     Shares repurchased                         -                      -                   (176,641)            (1,715,182)
                             --------------------    --------------------        --------------------    --------------------

     Net increase                       8,894,526  $          99,401,085                   1,907,929   $         18,630,879
                             ====================    ====================        ====================    ====================

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
--------------------------------------------------------------------------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 29, 2000 is as follows:

     SHORT FORWARD CURRENCY CONTRACT

            Settlement                                          Units                                      Net Unrealized
               Date                Deliver/Receive           of Currency                Value               Depreciation
       ----------------------  ------------------------  --------------------     ------------------     -------------------
             10/20/00                    HKD                  2,949,532         $           378,679    $            (2,679)
                                                                                                         ===================


      FORWARD CROSS CURRENCY CONTRACT

      Settlement                                                                                               Net Unrealized
         Date                   Deliver/Units of Currency                 Receive/In Exchange For               Depreciation
   ----------------        ----------------------------------           ----------------------------          -----------------
      4/13/00              JPY                     56,398,518             DEM                826,837          $       (108,780)
                                                                                                              =================

Currency Abbreviations:

        DEM      German Mark
        HKD      Hong Kong Dollar
        JPY      Japanese Yen

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


Federal Tax Information - (Unaudited)
February 29, 2000
--------------------------------------------------------------------------------

The Fund has elected to defer to March 1, 2000 post-October currency losses of $493,253.

For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income.

At February 29, 2000, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:

                 YEAR OF EXPIRATION            AMOUNT
                 ------------------            ------
                       2008                   $323,163

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND
(A Series of GMO Trust)


PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The GMO Tax-Managed International Equities Fund returned 8.7% for the fiscal year ended February 29, 2000, as compared to 25.5% for the MSCI EAFE benchmark before taxes. On an after-tax basis, the Fund returned 8.2% compared to the benchmark's 22.2% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

In international markets, the fiscal year was characterized by explosive performance of the technology and telecommunications sectors. This effect was particularly strong in the fourth quarter of 1999, during which period the MSCI EAFE Growth Index returned 25.6% versus 8.9% for MSCI EAFE Value. While this paralleled the run-up in the U.S. NASDAQ Index, the EAFE Index contains relatively few pure Internet and information technology stocks. The international rally focused more on the best available approximation, which is telecommunications stocks. Both fixed line and wireless companies performed very strongly in the markets, as did the related equipment providers. The optimism about these companies came despite the failure of many other growth stocks, such as pharmaceuticals and established software companies, to produce continued strong earnings growth.

In contrast, many neglected stocks - typically smaller capitalization, value companies - had lackluster market performance for the fiscal year. Throughout the bull market of the late 1990's, growth stocks have enjoyed increasing "multiple expansion" to higher relative levels of price-to-book and price-to-earnings. As a result the spread, or discount, between the valuations of the cheaper stocks on such measures and the most expensive stocks has reached levels unprecedented in history. These wide gaps are considerably beyond what could possibly be justified by the relatively modest differences in consensus growth rate estimates. This is true even if no regression of the higher profitability of telecommunications stocks took place in the next 20 years, which would be contrary to the entire history of corporate competition.

The fiscal year was marked by strong performance in the Asian markets. Japan rose by 42% in local currency, while Hong Kong and Singapore returned +66% and +59%, respectively. These markets benefited both from the dissipation of the crisis mentality and from the underlying recovery in the economic fundamentals of the region. The only two countries that had higher returns than all the Asian markets were Finland and Sweden (dominated by the returns of Nokia and Ericsson respectively). The major European markets showed mixed returns, with Germany and France leading the way, both with gains of 56% (+37% in U.S. dollars). The United Kingdom and Switzerland were the worst performing major markets, with slightly negative returns in local currency and worse in dollar terms.

EFFECT OF COUNTRY ALLOCATION

Country selection detracted from relative performance in the fiscal year. The Fund's underperfomance is primarily due to underweights in Finland, Sweden and Japan. The Fund's allocation to emerging markets countries added value during the period. The Fund was generally underweight in Europe. It suffered from being overweight in Austria, but benefited from underweights in the United Kingdom and Switzerland.

EFFECT OF STOCK SELECTION

The poor performance in the fiscal year was entirely a result of stock selection, and in particular the Fund's tilt towards value. Because of the opportunities represented by the wide dispersion in price-to-book ratios, the Fund is heavily concentrated in the cheaper stocks on price-to-book. Those groups underperformed EAFE by -14.5% and -9.3% respectively for the fiscal year. The Fund was further hurt by its emphasis on smaller capitalization stocks, which underperformed significantly even after accounting for their overlap with value. Small stocks within EAFE underperformed by -17%, and small value stocks underperformed by -30%.

Value stocks did very poorly whether defined on the basis of book, earnings, sales or dividend yield, which shows that the Fund's underperformance is not a consequence of focussing on price-to-book as a valuation measure. The Fund's more sophisticated value models, which make further adjustments to credit companies for growth and financial quality, fared equally poorly. In this overheated environment, reasonable adjustments did not suffice to make the most expensive price-to-book stocks look attractive.

Much of the size and value underperformance was driven by telecommunications and technology stocks.

OUTLOOK

Based on a careful analysis of current company fundamentals and valuation, GMO has decided to retain its substantial overweights in value stocks and small companies, in order to benefit from the inevitable rebound. While the growth oriented bull market of the last few years has been a difficult period for the Fund, it leaves us at a moment of great opportunity. For value investors it is always darkest before the dawn. Markets overshoot fair value, and it is difficult to call the turning points. Yet the greater the overshoot past fair value, the more certain is the eventual rebound, and greater is the reward to those that participate.

Furthermore, globalization and monetary union have not eliminated the significance of country selection. This is apparent in the wide spread of returns during the last fiscal year and also in a wide spread in valuations between countries, even when adjusted for industry composition. To take advantage of these opportunities, the Fund remains underweight in Europe and particularly in favor of Asia ex-Japan. Despite the strong performance of Asia in 1999, those markets still are attractively valued relative to the rest of EAFE. Even within Europe there are attractive opportunities to favor cheaper markets such as Austria over more expensive ones such as the United Kingdom and Spain.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

--------------------------------------------------------------------------------
        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND CLASS III SHARES AND THE
                           MSCI EAFE INDEX
                       AS OF FEBRUARY 29, 2000

--------------------------------------------------------------------------------
                       Average Annual Total Return
--------------------------------------------------------------------------------
            1yr                                      Since Inception
--------------------------------------------------------------------------------
                                                        7/29/98
           7.99%                                         3.34%
--------------------------------------------------------------------------------

                     [LINE GRAPH APPEARS HERE]

       Date         Tax Managed Int'l Equities Fund            MSCI EAFE
       ----         -------------------------------            ---------
      7/29/1998                  9940                            10000
      9/30/1998                  8648                             8512
     12/31/1998                 10097                            10270
      3/31/1999                 10057                            10412
      6/30/1999                 11046                            10677
      9/30/1999                 11076                            11146
     12/31/1999                 11637                            13039
      2/29/2000                 10536                            12538

Performance shown is net of all fees after reimbursement from the manager. Returns and net asset values of fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes. Each performance figure assumes purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of
60 bp on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of GMO Trust and the Shareholders of GMO Emerging Markets Fund (A Series of GMO Trust)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund at February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts

April 18, 2000

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments
        (Showing percentage of total net assets)
        February 29, 2000

                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               COMMON STOCKS - 78.7%
                               ARGENTINA - 0.0%
                      42,993   Nobelza Piccardo                                                                           91,159
                                                                                                            ---------------------
                               BRAZIL - 4.8%
                   4,400,000   Belgo Mineira (Registered)                                                                323,230
                  13,100,000   Cesp-Cia Energetica Sao Paulo                                                              56,264
                   4,018,000   Cia Saneamento Basico SAO PA *                                                            398,507
                   1,716,000   Coelba ON                                                                                  27,153
               1,676,280,000   Companhia de Acos Especiais Itabira-Acesita *                                           1,089,416
                 212,248,500   Companhia Siderurgica Nacional SA                                                       6,489,203
                 497,200,000   Electrobras                                                                             8,623,378
                     139,600   Embratel Participacoes SA ADR                                                           3,350,400
                     144,894   Investimentos Itau SA                                                                     123,645
                     169,200   Souza Cruz (Registered)                                                                 1,018,355
                     277,300   Tele Centro Oeste Celular ADR                                                           2,495,700
                      35,000   Tele Centro Sul Participacoes ADR                                                       2,524,375
                      33,600   Tele Leste Celular Participacoes SA ADR                                                 1,360,800
                      55,300   Tele Nordeste Celular Participacoes ADR                                                 3,304,175
                     106,000   Tele Norte Leste Participacoes ADR                                                      2,703,000
                 268,194,000   Telecomunicacoes Brasileiras SA                                                        23,628,960
                      17,790   Telesp Celular Participacoes SA                                                               206
                                                                                                            ---------------------
                                                                                                                      57,516,767
                                                                                                            ---------------------
                               CHILE - 0.9%
                       9,655   Banco de Edward ADR                                                                       177,411
                      55,800   Banco Santander ADR                                                                       826,538
                      37,900   Banco Santiago ADR                                                                        758,000
                      12,500   Chilectra SA ADR                                                                          212,500
                     152,700   Chilquinta ADR 144A                                                                     1,557,540
                      30,800   Compania de Telefones de Chile ADR                                                        616,000
                      36,000   Cristalerias de Chile SA ADR                                                              756,000
                      14,148   Empresa Nacional de Electricidad SA ADR                                                   168,008
                      20,581   Enersis SA ADR                                                                            401,330
                      79,663   Gener SA ADR                                                                            1,234,777
                      18,400   Laboratorio Chile SA ADR                                                                  439,300
                      26,000   Madeco SA ADR                                                                             349,375
                     101,100   Masisa SA ADR                                                                           1,529,138
                      55,490   Quinenco SA ADR                                                                           665,880
                      14,000   Sociedad Quimica y Minera de Chile ADR                                                    412,125
                     128,200   Telex Chile ADR *                                                                         104,163
                       6,600   Vina Concha y Toro SA ADR                                                                 249,150
                                                                                                            ---------------------
                                                                                                                      10,457,235
                                                                                                            ---------------------
                               CHINA - 5.2%
                   5,120,000   Beijing Datang Power Generation Co Ltd Class H                                            618,389
                   9,878,000   China Eastern Airlines *                                                                  951,907
                     624,832   China International Marine Containers Ltd Class B                                         381,348
                   1,760,000   China Merchants Holdings Co Ltd                                                         1,091,124


              See accompanying notes to the financial statements.             1

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000

               Shares          Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

                               CHINA - CONTINUED

                  10,914,000   China Overseas Land & Investment Ltd *                                                  1,430,370
                   1,511,000   China Resources Enterprise                                                              1,951,168
                   1,086,895   China Southern Glass Co Ltd Class B *                                                     153,619
                   4,638,000   China Telecom Ltd *                                                                    42,757,941
                   2,342,000   Citic Ka Wah Bank Ltd                                                                     722,208
                   1,567,000   Cosco Pacific Ltd                                                                         895,969
                   6,406,000   Guangdong Investment Ltd *                                                                864,252
                     115,700   Guangshen Railway Co ADR                                                                  578,500
                  14,781,000   Guangshen Railway Co Class H                                                            1,519,350
                     116,300   Huaneng Power International ADR                                                           835,906
                  16,018,000   Jilin Chemical Industrial Co                                                              967,320
                  35,168,000   Maanshan Iron & Steel *                                                                 1,536,352
                   9,926,000   Qingling Motor Co Ltd Class H                                                           1,058,562
                   3,794,094   Shanghai Chlor-Alkali Chemical Class B *                                                  409,762
                     597,000   Shanghai Industrial Holdings                                                            1,123,767
                   5,854,684   Shanghai Lujiazui Finance & Trade Class B *                                             1,651,021
                   1,110,501   Shenzhen Seg Co Ltd Class B *                                                             492,269
                      12,437   SIIC Medical Science and Technology (Group) Ltd *                                           2,940
                   3,892,000   Yizheng Chemical Fibre Co Class H *                                                       615,095
                   4,970,000   Zhejiang Expressway Co                                                                    619,430
                                                                                                            ---------------------
                                                                                                                      63,228,569
                                                                                                            ---------------------
                               COLOMBIA - 0.0%
                      24,300   Banco Ganadero SA ADR                                                                     314,381
                                                                                                            ---------------------
                               CZECH REPUBLIC - 0.7%
                      92,000   Ceska Sporitelna *                                                                        524,882
                     670,178   Ceske Energeticke Zavody AS *                                                           2,230,994
                      38,283   Ceske Radiokomunikace *                                                                 2,339,554
                      31,100   Komercni Banka AS *                                                                       774,375
                     323,988   SP Vseobecny *                                                                            825,129
                      75,300   SPT Telecom AS *                                                                        1,578,613
                         430   Tabak AS                                                                                   81,465
                                                                                                            ---------------------
                                                                                                                       8,355,012
                                                                                                            ---------------------
                               EGYPT - 0.6%
                      12,000   Al Ahram Beverage Co *                                                                    219,761
                      20,000   Al Ahram Beverage Co GDR 144A *                                                           362,000
                      98,000   Al Ahram Beverage Co GDR (Registered) *                                                 1,773,800
                       3,754   Eastern Tobacco Co                                                                         84,917
                       2,000   Egypt Gas Co                                                                               72,063
                      15,800   Egyptian International Pharmaceuticals Industries Co                                      744,587
                      16,770   Miraco                                                                                    215,363
                      83,685   MobiNil-Egyptian Mobile Services Co *                                                   4,004,762
                      19,000   Oriental Weavers Co                                                                       338,197
                                                                                                            ---------------------
                                                                                                                       7,815,450
                                                                                                            ---------------------
                               GREECE - 0.0%
                       8,940   Econ Viomihanies (a) *                                                                      5,879
                                                                                                            ---------------------

2              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000

                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               HONG KONG - 0.1%
                   1,250,000   Founder Holdings Ltd *                                                                  1,003,816
                                                                                                            ---------------------
                               HUNGARY - 0.0%
                      28,151   Fotex (Registered) *                                                                       14,774
                                                                                                            ---------------------
                               INDIA - 8.9%
                         100   Amara Raja Batteries Ltd *                                                                    307
                       2,510   Aptech Ltd                                                                                131,799
                         190   Aptech Ltd (New Shares)                                                                     9,977
                         530   Arvind Mills Ltd *                                                                            210
                     225,000   Ashok Leyland Ltd                                                                         426,667
                      63,000   Atco Technologies Ltd                                                                     678,231
                         100   Bank of India *                                                                                41
                     299,600   Birla Corp Ltd                                                                            159,723
                     308,737   BSES Ltd                                                                                2,179,716
                         400   Ceat Ltd                                                                                      614
                       7,350   Ceat Ltd *                                                                                 11,275
                       1,300   Cipla Ltd                                                                                  32,787
                         600   Cipla Ltd (New Shares) *                                                                   15,132
                       2,000   Cipla Ltd (New Shares) *                                                                   50,441
                     125,000   Citicorp Securities & Investments                                                       1,389,980
                       8,200   Citicorp Securities & Investments                                                          91,183
                         400   CMC Ltd                                                                                     5,531
                      56,000   DSQ Software Ltd                                                                        2,100,742
                     206,600   Escorts Ltd                                                                               992,940
                         600   Eveready Industries Ltd *                                                                     995
                     125,000   Fujitsu ICIM *                                                                          2,327,954
                         591   Glaxo India Ltd                                                                             6,369
                     437,292   Global Tele-Systems Ltd                                                                20,796,594
                     190,288   Global Tele-Systems Ltd (New Shares) *                                                  9,049,656
                      51,165   Godfrey Phillips India                                                                    645,264
                       1,465   Great Eastern Shipping Co                                                                     601
                       2,990   HCL Infosytems Ltd                                                                         53,477
                      30,000   HCL Technologies Ltd *                                                                  1,432,027
                     353,000   Himachal Futuristic Communications *                                                   14,086,004
                      28,300   Hughes Software Systems Ltd *                                                           2,068,774
                          20   India Cements                                                                                  35
                         400   ITC Ltd                                                                                     6,780
                     100,300   Kale Consultants Ltd *                                                                    869,349
                     861,421   KEC International Ltd                                                                     725,896
                      83,400   Leading Edge Systems Ltd                                                                3,685,769
                     175,000   Lupin Laboratories Ltd                                                                  1,604,890
                      80,000   Mahindra & Mahindra *                                                                     880,507
                       8,700   Mastek Ltd                                                                                810,926
                       8,700   Mastek Ltd *                                                                              810,926
                     291,800   McDowell & Co Ltd                                                                       1,371,641
                     100,000   Morepen Laboratories Ltd                                                                2,258,592
                         475   NIIT Ltd                                                                                   24,097
                         100   NIIT Ltd (New Shares)                                                                       5,064

              See accompanying notes to the financial statements.             3

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000

                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               INDIA - CONTINUED

                      50,000   Nirma Ltd *                                                                             1,486,199
                      38,200   PSI Data Systems Ltd *                                                                  1,357,677
                     295,850   Raymond Ltd                                                                               468,082
                      36,529   Reliance Industries                                                                       259,239
                       6,400   Reliance Petroleum Ltd *                                                                    9,642
                       1,600   Sanghi Polyesters Ltd *                                                                       128
                       1,200   Satyam Computer Service                                                                   138,432
                     457,500   Shyam Telecom Ltd *                                                                     6,186,196
                      57,000   Silverline Technologies Ltd *                                                           1,270,668
                       5,000   Software Solutions Integrated Ltd *                                                       632,469
                      14,850   SSI Ltd                                                                                 1,879,624
                           2   Sterlite Industries Ltd                                                                        33
                      32,400   Sun Pharmaceuticals Industries                                                          1,966,529
                     175,100   Tata Elxsi Ltd *                                                                          760,645
                         427   Tata Iron & Steel                                                                           1,178
                     290,000   U TV of India (b) *                                                                     3,324,830
                      56,000   United Breweries Ltd                                                                      215,724
                          10   Videocon International Ltd                                                                     17
                       1,105   Videocon International Ltd *                                                                1,898
                      38,500   Videsh Sanchar Nigam Ltd                                                                1,900,580
                     436,700   Vikas WSP Ltd                                                                          10,094,080
                      10,100   VisualSoft Ltd *                                                                        1,948,843
                     145,200   Western Hatcheries Ltd                                                                    516,060
                       9,400   Western Hatcheries Ltd *                                                                   33,409
                       3,600   Wockhardt Life Sciences Ltd *                                                              11,231
                      73,400   Wockhardt Ltd *                                                                         1,202,288
                                                                                                            ---------------------
                                                                                                                     107,465,184
                                                                                                            ---------------------
                               INDONESIA - 5.0%
                  13,473,100   Astra International *                                                                   6,668,504
                  95,900,000   Bank Internasional Indonesia *                                                          1,291,582
                  33,328,000   Barito Pacific Timber *                                                                 2,356,525
                  11,300,000   Citra Marga Nusaphala Persad *                                                          1,179,461
                   1,875,000   Dynaplast *                                                                               284,091
                  12,752,000   Gajah Tunggal Tbk *                                                                     1,459,825
                   7,431,000   Gudang Garam                                                                           12,385,000
                      78,100   Gulf Resources Ltd ADR *                                                                  546,700
                   3,323,900   HM Sampoerna *                                                                          5,495,067
                   3,643,800   Indah Kiat Pulp & Paper *                                                               1,006,032
                   9,451,000   Indorama Synthetics *                                                                   1,463,791
                   3,072,000   International Nickel *                                                                  3,061,657
                  15,777,500   Kalbe Farma *                                                                           2,071,793
                  23,282,000   Matahari Putra Prima Tbk *                                                              3,135,623
                  25,051,250   PT Asuransi Lippo Life Tbk *                                                            1,939,996
                   5,069,000   PT Indofood Sukses Makmur Tbk *                                                         4,198,566
                     573,000   PT Indosat (Persero) Tbk                                                                1,034,101
                  64,000,000   PT Lippo Bank Tbk *                                                                     1,723,906
                  17,058,500   PT Multipolar Corp Tbk *                                                                2,527,185
                   3,072,500   PT Pabrik Kertas Tjiwi Kimia *                                                            724,158

4              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               INDONESIA - CONTINUED

                   2,973,000   Ramayana Lestari                                                                        1,841,859
                     427,280   Telekomunikasi Indonesia                                                                  210,043
                     138,240   Telekomunikasi Indonesia Class B ADR                                                    1,339,200
                   2,843,500   United Tractors *                                                                       2,489,259
                                                                                                            ---------------------
                                                                                                                      60,433,924
                                                                                                            ---------------------
                               ISRAEL - 0.2%
                     440,000   Bank Leumi Le-Israel *                                                                    965,838
                       1,982   Clal Electronics Industries Ltd *                                                         523,745
                      78,930   Clal Industries Ltd *                                                                   1,010,672
                           1   Machteshim Agan Industries *                                                                    2
                                                                                                            ---------------------
                                                                                                                       2,500,257
                                                                                                            ---------------------
                               KOREA - 9.8%
                      76,083   Cheil Jedang Corp                                                                       4,903,568
                      49,383   Communication Network Interface Inc                                                       903,743
                     243,520   Daelim Industrial Co Ltd                                                                1,291,763
                   1,482,000   Daewoo Corp                                                                               537,192
                     234,000   Daewoo Electronics *                                                                      126,195
                     211,000   Dong-Ah Construction *                                                                    572,688
                     100,198   Dongbu Steel Co                                                                           276,383
                      40,680   Halla Climate Control Corp                                                              1,186,839
                     126,420   Hankuk Glass                                                                            1,508,852
                     493,948   Hanwha Corp                                                                             1,965,128
                      74,039   Hite Brewery Co Ltd *                                                                   1,832,802
                      49,438   Hyundai Cement Co                                                                         236,022
                     256,734   Hyundai Electronics Industries *                                                        4,062,875
                     274,148   Hyundai Engineering & Construction *                                                      954,945
                     100,881   Hyundai Heavy Industries                                                                2,809,422
                     230,629   Hyundai Industrial Development                                                          1,386,500
                       6,819   Hyundai Motor Co                                                                           72,645
                      20,650   Keum Kang Ltd                                                                             949,337
                     458,517   Kookmin Bank                                                                            5,107,673
                     280,993   Kookmin Bank GDR (Registered)                                                           3,175,221
                      18,460   Korea Chemical                                                                          1,150,583
                       6,640   Korea Data Systems                                                                         95,100
                       7,100   Korea Next Education Services Inc *                                                     2,146,750
                     171,400   Korea Telecommunications ADR                                                            7,455,900
                     271,815   Korean Air Lines                                                                        1,862,397
                      76,400   LG Ad Inc *                                                                             5,065,843
                      34,880   LG Home Shopping Inc *                                                                  4,409,706
                      69,324   LG Information & Communication                                                          7,691,737
                       8,700   Lotte Confectionery Co                                                                  1,038,365
                      75,076   Pohang Iron & Steel (b)                                                                 7,733,736
                           3   Sam Yang                                                                                       40
                      28,599   Samsung Display Devices                                                                   831,848
                      19,793   Samsung Electro Mechanics                                                               1,200,419
                      60,230   Samsung Fire & Marine Insurance                                                         1,711,949
                     143,033   Samsung Securities                                                                      4,375,316

              See accompanying notes to the financial statements.             5

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               KOREA - CONTINUED

                      34,682   Serome Technology Inc *                                                                 4,384,673
                     263,000   Shinhan Bank                                                                            2,511,173
                      48,782   Shinsegae Department Store                                                              2,005,440
                       3,820   SK Telecom                                                                             14,184,360
                     101,010   SK Telecom ADR                                                                          4,539,137
                     951,643   Ssangyong Cement *                                                                      1,901,427
                     126,770   Ssangyong Oil Refining                                                                  2,118,241
                     341,131   Tai Han Electric Wire                                                                   4,192,114
                     166,954   The Will-Bes & Co                                                                       2,044,296
                       1,760   Wooree Lighting Co Ltd *                                                                   42,323
                                                                                                            ---------------------
                                                                                                                     118,552,666
                                                                                                            ---------------------
                               LEBANON - 0.3%
                     217,064   Banque Libanaise *                                                                      2,371,424
                     139,000   Solidere GDR (Registered) *                                                             1,216,250
                                                                                                            ---------------------
                                                                                                                       3,587,674
                                                                                                            ---------------------
                               MALAYSIA - 8.3%
                     803,000   Affin Holdings Berhad                                                                     828,358
                   1,547,000   Berjaya Sports Toto                                                                     3,928,566
                      52,600   British American Tobacco Berhad                                                           387,579
                     974,000   Cement Industries of Malaysia Berhad                                                      794,579
                   2,017,900   Cold Storage                                                                            1,550,597
                     298,000   Commerce Asset Holdings                                                                   933,211
                     769,000   Edaran Otomobil Berhad                                                                  3,237,895
                     605,000   Genting Berhad                                                                          2,674,737
                      53,700   Golden Hope Plantations Berhad                                                             47,765
                   2,010,000   Highlands and Lowlands Berhad                                                           1,295,921
                     574,000   Hong Leong Credit Berhad                                                                1,238,632
                   2,069,000   Hong Leong Properties Berhad                                                              865,713
                   1,117,000   Hume Industries-Malaysia Berhad                                                         1,587,316
                   1,440,625   IGB Corp Berhad                                                                           640,699
                   1,328,000   IJM Corp Berhad Class A                                                                 1,488,758
                   2,262,800   IOI Corp Berhad                                                                         1,560,141
                     808,000   Malakoff Berhad                                                                         2,190,105
                   1,380,000   Malayan Banking Berhad                                                                  6,210,000
                   2,004,000   Malayan Cement Berhad                                                                     738,316
                   4,672,000   Malayan United Industries Berhad *                                                      1,131,116
                   2,117,000   Malaysian International Shipping (Foreign Registered)                                   3,203,355
                     940,000   Malaysian Oxygen Berhad                                                                 2,943,684
                     281,000   Malaysian Pacific Industries                                                            3,567,961
                   7,491,000   Metroplex Berhad                                                                        2,129,021
                   1,634,000   Multi Purpose Holdings *                                                                  855,700
                     290,000   New Straits Times                                                                       1,221,053
                   1,814,600   Nylex Berhad                                                                            1,408,703
                   1,630,900   Oriental Holdings Berhad                                                                3,841,199
                     600,000   Public Bank Berhad (Alien Market)                                                         813,158
                   1,591,000   Renong Berhad *                                                                         1,314,668
                   1,947,600   Resorts World Berhad                                                                    7,072,863
                     624,000   RHB Capital Berhad                                                                        993,474

6              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               MALAYSIA - CONTINUED

                     645,000   Sarawak Enterprises Corp                                                                  470,171
                     109,620   Silverstone (b) *                                                                           1,298
                   2,386,000   Sunway Holdings Incorporated Berhad *                                                   1,663,921
                  14,130,000   Tan Chong International Ltd                                                             2,142,340
                   1,732,700   Tanjong                                                                                 4,354,549
                   9,096,000   Technology Resources Industries                                                        13,045,579
                   1,355,000   Telekom Malaysia Berhad                                                                 5,740,921
                     600,000   Tenaga Nasional Berhad                                                                  1,989,474
                     383,000   UMW Holdings Berhad                                                                       806,316
                     415,000   Unisem Berhad                                                                           3,931,579
                     809,000   United Engineers *                                                                      2,235,395
                   3,491,700   Westmont Industries Berhad (a) *                                                            9,189
                     286,000   YTL Corp                                                                                  526,842
                                                                                                            ---------------------
                                                                                                                      99,612,417
                                                                                                            ---------------------
                               MEXICO - 5.9%
                     430,100   Alfa SA Class A *                                                                       1,515,083
                   2,666,415   Altos Hornos de Mexico *                                                                  717,268
                     263,500   Carso Global Telecom Class A *                                                          3,290,937
                      98,900   Cemex SA de CV ADR (Participating Certificates) *                                       2,113,988
                     631,000   Cemex SA de CV CPO                                                                      2,727,957
                   2,251,915   Controladora Comercial Mexicana SA de CV Classes B and C                                2,163,454
                     280,000   Corporacion GEO SA *                                                                      690,436
                   1,601,680   Cydsa SA Class A                                                                        1,371,208
                     203,400   Empresas ICA Sociedad Controladora ADR                                                    508,500
                     228,000   Empresas La Moderna SA de CV Class A *                                                  1,338,599
                     879,600   Grupo Carso SA de CV Class A *                                                          3,427,135
                   1,500,000   Grupo Casa Autrey *                                                                     1,200,897
                     593,705   Grupo Financiero Banamex Acciva Class O *                                               2,531,865
                   7,189,795   Grupo Financiero Bancomer SA *                                                          3,545,778
                     640,000   Grupo Financiero Inbursa SA *                                                           2,958,155
                  11,275,700   Grupo Financiero Probursa SA de CV Class B *                                            1,420,295
                   8,232,755   Grupo Financiero Serfin SA de CV Class B (a) *                                              8,788
                   3,797,320   Grupo Gigante SA Class B *                                                              1,661,936
                   1,350,000   Grupo Industrial Maseca SA                                                                821,413
                     449,418   Grupo Mexico Class B                                                                    2,230,779
                      80,200   Grupo Mexico Desarollo Class B ADR (b) *                                                   12,531
                     314,700   Grupo Radio Centro SA ADR                                                               2,733,956
                   6,255,000   Grupo Situr SA de CV Class B *                                                            120,186
                       8,300   Grupo Televisa SA GDR *                                                                   637,544
                     670,000   Grupo Televisa SA (Participating Certificates) *                                        2,574,722
                   1,997,500   Grupo Tribasa SA ADR *                                                                    998,750
                   1,000,000   Herdez Class BCP *                                                                        309,564
                     500,000   Hylsamex SA *                                                                           1,136,849
                      10,000   Ispat International NV Class A (Registered)                                               125,625
                     535,000   Kimberly Clark Class A                                                                  1,664,736
                     303,000   Organizacion Soriana SA de CV Class B *                                                 1,243,633

              See accompanying notes to the financial statements.             7

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               MEXICO - CONTINUED
                     138,000   Pepsi-Gemex SA *                                                                          690,000
                     269,200   Telefonos de Mexico Class L ADR                                                        17,699,900
                      47,000   Tubos de Acero de Mexico SA ADR                                                           649,188
                     493,800   Vitro SA ADR                                                                            2,098,650
                     930,000   Wal-Mart de Mexico SA de CV *                                                           2,223,740
                                                                                                            ---------------------
                                                                                                                      71,164,045
                                                                                                           ---------------------
                               PAKISTAN - 1.0%
                   1,002,000   Fauji Fertilizer (b)                                                                    1,155,597
                     157,166   Hub Power Co Ltd GDR *                                                                  1,925,284
                         500   Karachi Electric Supply (b) *                                                                 113
                     106,880   Lever Brothers Pakistan Ltd (b) *                                                       2,054,394
                     598,608   Pakistan State Oil (b)                                                                  2,690,247
                   6,174,600   Pakistan Telecom Corp Ltd Class A (b)                                                   3,628,373
                       6,600   Pakistan Telecom Corp Ltd GDR *                                                           349,800
                         341   Sui Southern Gas Pipelines Ltd (b) *                                                          145
                                                                                                            ---------------------
                                                                                                                      11,803,953
                                                                                                            ---------------------
                               PERU - 0.0%
                     127,604   Cervecerias                                                                                51,531
                         730   Milpo Minera Class T *                                                                        261
                                                                                                            ---------------------
                                                                                                                          51,792
                                                                                                            ---------------------
                               PHILIPPINES - 1.1%
                  19,912,000   Aboitiz Equity Ventures Inc                                                               952,355
                   1,459,000   Alsons Cement *                                                                            49,844
                   7,182,320   Ayala Corp                                                                              1,542,323
                   2,862,000   Digital Telecommunications *                                                               69,839
                   3,544,297   DMCI Holdings Inc *                                                                        74,380
                  13,139,500   EEI Corp *                                                                                192,379
                  23,602,000   Empire East Land Holding Inc *                                                            201,579
                     299,890   Equitable Banking Corp                                                                    409,806
                     413,790   Far East Bank & Trust                                                                     641,183
                   5,623,100   Filinvest Land *                                                                          356,761
                   1,814,000   International Container Terminal *                                                         78,793
                   1,909,543   Ionics Circuits Inc *                                                                     605,760
                   8,925,000   JG Summit Holdings Inc Class B                                                            653,368
                     807,500   La Tondena Distillers Inc                                                                 403,947
                   9,719,000   Metro Pacific Corp *                                                                      187,360
                   8,723,000   Petron Corp                                                                               519,378
                     200,470   Philippine Long Distance Telephone                                                      4,353,790
                      59,000   Philippine National Bank *                                                                 95,022
                     823,000   Robinsons Land Corp Class B                                                                54,224
                     198,440   San Miguel Corp Class B                                                                   232,433
                     371,200   Security Bank Corp *                                                                      271,742
                   3,505,000   SM Prime Holdings                                                                         470,412
                   2,998,000   Universal Robina Corp                                                                     490,156
                                                                                                            ---------------------
                                                                                                                      12,906,834
                                                                                                            ---------------------


8              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               POLAND - 0.3%
                      92,650   Agora SA GDR 144A *                                                                     3,208,006
                     234,502   Okocimskie Zaklady Piwowarskie SA *                                                       929,000
                                                                                                            ---------------------
                                                                                                                       4,137,006
                                                                                                            ---------------------
                               RUSSIA - 4.0%
                   2,649,789   Chelabinsky Tube Work *                                                                    26,498
                      17,100   Dalmoreproduct *                                                                            1,368
                     272,800   Electrocila *                                                                             763,840
                      29,221   Elisb (b) *                                                                                10,227
                     472,700   Irkutskelectrosviaz *                                                                     177,263
                   3,368,100   Irkutskenergo ADR                                                                      11,025,139
                      89,030   Kirovsky Plant                                                                            151,351
                      52,979   Lukoil Holding Co                                                                         543,035
                     221,325   Lukoil Holding Co ADR                                                                   9,240,319
                   2,290,387   Norilsk Nickel (Registered) *                                                          19,559,905
                     135,000   Russia Petroleum *                                                                        108,000
                      10,000   Seversky Tube Works ADR *                                                                  58,728
                     785,700   St Petersburg Telephone *                                                                 644,274
                     500,000   Sun Interbrew Ltd GDR *                                                                 2,250,000
                      37,000   Trade House GUM ADR                                                                        50,320
                   1,014,240   Uralmash Zavody *                                                                       1,277,942
                     450,000   Uralmash Zavody ADR 144A *                                                                567,000
                   1,418,180   Uralmash Zavody ADR (Registered) *                                                      1,786,907
                                                                                                            ---------------------
                                                                                                                      48,242,116
                                                                                                            ---------------------
                               SOUTH AFRICA - 7.6%
                     657,100   AECI Ltd                                                                                1,532,788
                     857,637   Amalgamated Bank of South Africa                                                        3,311,757
                     171,718   Anglo American Corp Plc                                                                 7,697,227
                      54,545   Anglo Gold Ltd                                                                          2,828,393
                   2,148,700   Anglovaal Industries Inc                                                                2,048,897
                     240,600   Anglovaal Ltd                                                                           1,715,944
                     895,700   Barlow Ltd                                                                              6,564,542
                     275,900   Comparex Holding Ltd                                                                    1,924,216
                   6,929,404   Consolidated African Mines *                                                              753,588
                     243,380   De Beers Centenary Link Units                                                           5,331,981
                   2,616,200   Del Monte Royal Foods Ltd                                                               1,999,869
                     401,327   Dimension Data Holdings *                                                               3,731,980
                     341,500   Genbel Securities Ltd                                                                   2,206,803
                         196   Harmony Gold Mining Co Ltd                                                                  1,220
                     504,016   Illovo Sugar Ltd                                                                          460,746
                     938,679   Iscor Ltd                                                                               2,626,058
                     246,008   Liberty International Plc                                                               1,593,602
                     527,640   Liberty Life Association of Africa Ltd                                                  5,139,432
                   2,135,615   Mawenzi Resources Ltd *                                                                   104,345
                   2,669,840   Murray & Roberts Holdings Ltd                                                           1,767,354
                     917,124   Nampak Ltd                                                                              2,370,614
                   2,793,200   Premier Group Ltd                                                                         308,169
                     164,000   Randgold Resources Ltd GDR 144A *                                                         574,000


              See accompanying notes to the financial statements.             9

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               SOUTH AFRICA - CONTINUED
                     309,500   Randgold & Exploration Co *                                                               290,246
                     842,470   Rembrandt Group Ltd                                                                     7,303,080
                   5,572,000   Safmarine & Rennies Holdings                                                            2,590,729
                      14,400   Sage Group Ltd                                                                             46,527
                     268,768   Sappi Ltd                                                                               2,223,954
                   1,744,910   Sasol Ltd                                                                              11,165,752
                     895,306   Standard Bank Investment Corp                                                           3,485,438
                  16,200,260   Sun International Ltd                                                                   3,319,359
                     457,051   Tiger Brands Ltd                                                                        4,740,012
                      25,900   Western Areas Gold Mining Co Ltd                                                           84,909
                                                                                                            ---------------------
                                                                                                                      91,843,531
                                                                                                            ---------------------
                               SRI LANKA - 0.1%
                   4,590,170   Blue Diamonds Jewelry Ltd *                                                               109,312
                     333,600   Lanka Walltile Ltd                                                                         31,778
                     404,200   Lion Brewery Ceylon Ltd                                                                   104,508
                     311,597   Millenium Information Technology (b) (c) *                                                685,513
                                                                                                            ---------------------
                                                                                                                         931,111
                                                                                                            ---------------------
                               TAIWAN - 2.5%
                     123,000   Acer Inc *                                                                                334,217
                     243,000   Advanced Semiconductor Engineering Inc *                                                  810,527
                   2,467,290   Ambassador Hotel *                                                                      1,148,137
                     112,000   Asustek Computer Inc                                                                    1,395,900
                   4,703,400   Chia Hsin Food & Synthetic *                                                            2,073,904
                     978,550   China Steel Corp                                                                          757,875
                   1,372,769   China Trust Commercial Bank *                                                           1,474,174
                   2,588,330   Chung Shing Textile *                                                                     564,328
                   1,091,130   First Bank *                                                                            1,587,163
                   3,483,680   Formosa Taffeta Co                                                                      2,834,103
                   1,452,650   Great Wall Enterprise Co                                                                  569,620
                      93,000   Hon Hai Precision Industry Co Ltd *                                                       865,539
                   2,569,000   Hualon Co Ltd *                                                                           727,312
                     173,700   International Commercial Bank Of China                                                    195,010
                   1,361,350   Megamedia Corp *                                                                          770,826
                   5,916,564   Pacific Construction *                                                                  2,445,179
                   1,116,000   Right Way Industrial Co Ltd *                                                             319,583
                     468,608   Taipei Business Bank *                                                                    539,822
                   1,597,000   Taiwan Fluorescent Lamp Co *                                                              405,356
                   2,019,000   Taiwan Pulp and Paper Co *                                                                992,089
                     815,228   Taiwan Semiconductor *                                                                  5,332,276
                     729,000   United Microelectronics *                                                               2,668,809
                     637,000   Wan Yu Paper (a) *                                                                            207
                   2,374,000   Yieh Loong Co *                                                                           826,612
                                                                                                            ---------------------
                                                                                                                      29,638,568
                                                                                                            ---------------------
                               THAILAND - 6.4%
                      95,200   ABN Amro Asia Securities Pcl (Foreign Registered)                                         101,157
                     593,900   Advanced Info Service Public Co Ltd (Foreign Registered) *                              9,224,421
                   2,197,000   Ban Pu Coal Public Co Ltd (Foreign Registered)                                          1,138,417
                   6,842,700   Bangchak Petroleum Public Co Ltd (Foreign Registered) *                                 1,202,836


10              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               THAILAND - CONTINUED
                   3,778,500   Bangkok Bank Pcl (Foreign Registered) *                                                 6,096,753
                      90,800   Bangkok Insurance (Foreign Registered)                                                    283,489
                   4,257,600   Bangkok Rubber Public Co Ltd (Foreign Registered) *                                       491,498
                   5,595,000   Bank of Ayudhya Pcl (Foreign Registered) *                                              1,438,567
                     275,900   BEC World Public Co Ltd (Foreign Registered)                                            2,070,245
                   1,641,277   CP Feedmill Public Co Ltd (Foreign Registered) *                                        5,942,443
                     829,760   Delta Electronics Public Co Ltd (Foreign Registered)                                    9,535,219
                   3,132,760   Electricity Generating Public Co Ltd (Foreign Registered)                               2,815,087
                   7,668,959   Industrial Finance Corp of Thailand (Foreign Registered) *                              2,162,962
                     154,510   Italian-Thai Development Public Co Ltd (Foreign Registered) *                              78,035
                     881,900   Jasmine International Public Co (Foreign Registered) *                                    480,111
                     631,000   Krung Thai Bank Public Co Ltd (Foreign Registered) *                                      219,356
                     151,100   Lanna Lignite Pcl (Foreign Registered)                                                     80,277
                     303,600   National Petrochemical (Foreign Registered) (b) *                                         321,084
                     203,519   PTT Exploration and Production Public Co Ltd (Foreign Registered) *                       987,827
                     727,700   Saha Pathana International Holdings Pcl (Foreign Registered)                              744,597
                   2,230,500   Saha Union Public Co Ltd (Foreign Registered)                                             687,613
                   1,142,500   Securities One Ltd (Foreign Registered) *                                                 110,908
                     589,792   Shinawatra Computer Public Co Ltd (Foreign Registered) *                                4,673,152
                      67,087   Siam Cement Pcl (Foreign Registered) *                                                  1,210,963
                   4,574,300   Siam Commercial Bank Pcl (Foreign Registered) *                                         3,660,400
                     399,000   Siam Pulp & Paper (Foreign Registered) *                                                  738,017
                     201,512   Singer Pcl (Foreign Registered)                                                           163,895
                   3,108,050   Star Block Co Ltd (Foreign Registered) (b) *                                                8,154
                   6,351,413   Telecomasia Corp Public Co Ltd (Foreign Registered) *                                   8,831,822
                     961,500   Thai Airways International (Foreign Registered) *                                         908,146
                   4,004,600   Thai Farmers Bank Pcl (Foreign Registered) *                                            3,782,385
                   1,540,850   Thai German Ceramics Industry (Foreign Registered) *                                      351,709
                   5,397,880   Thai Petrochemical (Foreign Registered) *                                               1,416,209
                     105,200   Thai Plastic & Chemical (Foreign Registered)                                              278,767
                   3,068,400   Thai Telephone & Telecommunications (Foreign Registered) *                                825,163
                   1,878,378   United Broadcasting Pcl (Foreign Registered) *                                          1,650,942
                   1,810,400   United Communication Industries (Foreign Registered) *                                  2,268,047
                                                                                                            ---------------------
                                                                                                                      76,980,673
                                                                                                            ---------------------
                               TURKEY - 3.2%
                  19,411,000   Alarko Gayrimenkul Yatirim *                                                              607,860
                   7,123,000   Anadolu Isuzu Otomotiv Sanay                                                              514,274
                  10,709,000   Celik Halat ve Tel Sanayii AS                                                             246,858
                 245,000,000   Dardanel Onentas Gida *                                                                   820,503
                 186,302,000   Doktas Dokumculuk Ticaret *                                                             2,917,046
                  62,823,000   Eczacibasi Ilac Sanayi *                                                                1,639,431
                  24,175,000   Eczacibasi Yapi *                                                                         946,307
                  67,816,000   Eczacibasi Yatirim Holding *                                                            1,144,425
                  81,649,000   Eregli Demir VE Celik Fabrik *                                                          3,515,680
                  79,143,000   Ford Otomotive Sanayii AS *                                                             3,786,417
                  87,520,000   Gima *                                                                                  2,093,598


              See accompanying notes to the financial statements.            11

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               TURKEY - CONTINUED
                 345,450,000   Global Menkul Degerler *                                                                3,425,652
                  68,613,000   Goltas Cimento                                                                          1,880,054
                 342,000,000   Izmir Demir Celik Sanayi *                                                              2,260,960
                  14,453,000   KOC Holding AS                                                                          2,765,884
                  48,680,000   Mardin Cimento Sanayii                                                                  1,333,873
                  96,150,000   Medya Holding *                                                                         1,589,118
                  31,779,000   Sabanci Holding                                                                         1,465,107
                  56,314,000   Sarkuysan Elektrolitik Bakir                                                            1,836,965
                  65,530,000   TAT Konserve *                                                                          1,311,056
                 179,677,000   Tofas Turk Otomobil Fabrik *                                                            2,250,651
                                                                                                            ---------------------
                                                                                                                      38,351,719
                                                                                                            ---------------------
                               VENEZUELA - 1.8%
                   2,402,565   Banco Provincial                                                                        1,668,826
                     160,606   Ceramica Carabobo Class B ADR                                                             240,909
                     395,100   Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR                           13,161,769
                  10,243,115   Electricidad de Caracas                                                                 2,969,691
                     154,800   Electricidad de Caracas ADR                                                             2,205,900
                         778   International Briquettes Holding                                                            2,237
                      40,181   Mantex SA Class A ADR *                                                                   286,491
                     160,000   Manufacturas de Papel CA ADR                                                              108,800
                     125,000   Mercantil Servicios Financieros ADR                                                       265,625
                     164,766   Siderurgica Venezolana (Sivensa) Class A ADR (Registered) *                               247,149
                          23   Siderurgica Venezolana (Sivensa) Class B *                                                      -
                     723,926   Venepal SA Class B GDR 144A *                                                               7,239
                   1,107,354   Venezolana de Cementes                                                                    334,422
                     292,673   Venezolana de Cementes Tipo II                                                             88,387
                                                                                                            ---------------------
                                                                                                                      21,587,445
                                                                                                            ---------------------
                               TOTAL COMMON STOCKS (Cost $926,131,310)                                               948,593,957
                                                                                                            ---------------------
                               PREFERRED STOCKS - 10.6%
                               BRAZIL - 8.3%
                  22,920,000   Alpargatas de Sao Paolo                                                                 1,366,522
                 473,615,231   Banco Bradesco SA                                                                       3,401,893
                  30,753,775   Banco Bradesco SA *                                                                       220,899
                  67,516,200   Banco Estado Sao Paulo *                                                                2,709,042
                 148,940,000   Banco Nacional (a) *                                                                          842
                  33,080,000   Belgo Mineira (Registered)                                                              2,804,182
                 431,325,003   Bombril SA                                                                              3,168,819
                   5,108,000   Brahma PN                                                                               3,146,493
                  47,500,000   Caemi Mineracao e Metalurgica SA                                                        4,697,655
                  60,942,827   Cemig                                                                                   1,002,569
                 323,800,000   Cia Energetica de Sao Paolo SA (Registered)                                             2,177,576
                  34,000,000   Cia Energetica Perna Class A                                                              157,559


12              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                   Shares      Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               BRAZIL - CONTINUED
               1,123,059,000   Companhia de Acos Especiais Itabira-Acesita *                                             748,918
                 167,200,000   Companhia de Transmissao de Energia Eletrica Paulista *                                   859,859
                  13,889,000   Copene-Petroquimica do Nordeste SA Class A                                              4,772,259
                 227,248,860   Electrobras Class B (Registered)                                                        4,154,564
                 162,100,000   Elektro                                                                                   425,976
                 594,000,000   Fertilizantes Fosfatados                                                                2,232,326
                 659,062,710   Gerasul                                                                                   770,986
                     840,000   Globo Cabo SA *                                                                         1,628,257
                   1,361,000   Industrias Klabin de Papel e Celulose SA                                                1,269,087
                   6,931,459   Investimentos Itau SA                                                                   6,424,184
                     165,836   Investimentos Itau SA *                                                                   153,699
                 559,080,000   Iparanga Brasil de Petroleo                                                             7,263,775
                  55,850,000   Itaubanco SA (Registered)                                                               4,434,544
                 379,350,328   Lojas Americanas (Registered)                                                           1,886,568
                  42,420,000   Mesbla (Registered) (b) *                                                                   4,075
                 335,746,000   Olvebra (b) *                                                                              64,512
                 199,400,000   Petrobras Distribuidora SA                                                              2,704,493
                  25,796,000   Petroleo Brasileiro SA (Petrobras)                                                      6,705,940
                     980,000   Sadia Frigobras SA (Registered)                                                           775,360
                 353,450,328   Sao Carlos Empreendimentos e Participacoes *                                              802,978
                 415,600,000   Siderurgica de Tubarao *                                                                6,435,400
                     220,000   Suzano (Registered) *                                                                     522,181
                      39,500   Telecomunicacoes Brasileiras SA ADR                                                     5,816,375
                  49,522,000   Telecomunicacoes Brasileiras SA Receipts                                                7,262,480
                  56,881,650   Telecomunicacoes de Sao Paulo SA                                                        1,928,093
                       2,830   Telesp Celular Participacoes SA                                                                61
                   6,520,152   Unipar                                                                                  4,200,607
                     499,000   Varig (Registered) *                                                                    1,215,422
                  13,100,000   Votorantim Celulose e Papel SA                                                            451,522
                                                                                                            ---------------------
                                                                                                                     100,768,552
                                                                                                            ---------------------
                               KOREA - 1.9%
                     125,240   Dongbu Steel Co                                                                           210,375
                     236,263   Samsung Electronics (Non Voting)                                                       21,514,439
                      34,541   Shinsegae Department Store *                                                            1,190,958
                                                                                                            ---------------------
                                                                                                                      22,915,772
                                                                                                            ---------------------
                               RUSSIA - 0.3%
                     100,800   Krasny Oktyabr 144A                                                                        75,600
                     129,200   Lukoil Holding Co ADR                                                                   1,485,800
                          30   Rostelecom                                                                                     28
                  25,000,000   Unified Energy Systems                                                                  1,500,000
                                                                                                            ---------------------
                                                                                                                       3,061,428
                                                                                                            ---------------------
                               SRI LANKA - 0.1%
                  11,209,546   Millenium Information Technology (b) (c) *                                              1,564,516
                                                                                                            ---------------------


                               TOTAL PREFERRED STOCKS (Cost $104,914,789)                                            128,310,268
                                                                                                            ---------------------


              See accompanying notes to the financial statements.            13

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000

                 Shares/
                 Par Value ($) Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               INVESTMENT FUNDS - 3.0%
                               BRAZIL - 0.0%
                      21,400   Brazil Fund Inc                                                                           386,538
                                                                                                            ---------------------
                               CHILE - 0.2%
                      22,000   Chile Fund Inc                                                                            250,250
                     241,900   Five Arrows Chile Investment Trust Ltd                                                    672,482
                     474,600   Five Arrows Chile Investment Trust Ltd Convertible Units                                1,340,745
                                                                                                            ---------------------
                                                                                                                       2,263,477
                                                                                                            ---------------------
                               INDIA - 0.0%
                     425,000   TDA India Technology Fund II LP (b) (c) *                                                 425,000
                      10,400   UTI Masterplus 1991                                                                         6,176
                         100   UTI Masterplus 1991 Unit                                                                       59
                                                                                                            ---------------------
                                                                                                                         431,235
                                                                                                            ---------------------
                               POLAND - 1.8%
                   6,936,111   CHP Investors (b) (c) *                                                                 7,377,941
                   4,102,132   OBP Investors (b) (c)                                                                   7,526,181
                   5,500,000   Polimex Investment Fund (b) (c)                                                         5,500,000
                   1,625,202   Templeton Emerging European Fund (b) (c)                                                1,297,723
                                                                                                            ---------------------
                                                                                                                      21,701,845
                                                                                                            ---------------------
                               ROMANIA - 0.1%
                       3,600   Romanian Investment Fund (b) (c) *                                                      1,260,000
                                                                                                            ---------------------
                               RUSSIA - 0.7%
                     450,000   Kazakhstan Investment Fund (b) (c)                                                        283,500
                  10,000,000   New Century Holdings LP (b) (c) *                                                       6,796,000
                      16,667   Societe Generale Thalmann Ukraine Fund (b) (c) *                                          633,346
                                                                                                            ---------------------
                                                                                                                       7,712,846
                                                                                                            ---------------------
                               THAILAND - 0.1%
                   1,500,000   Ruam Pattana Fund (Registered) *                                                          192,837
                   1,859,000   Ruang Khao Fund (Foreign Registered) *                                                    273,131
                          70   Thailand International Fund IDR                                                           516,600
                                                                                                            ---------------------
                                                                                                                         982,568
                                                                                                            ---------------------
                               UNITED STATES - 0.1%
                      71,400   Morgan Stanley Emerging Markets Fund                                                    1,178,100
                         170   SPG Infinity Technology Fund (b) (c) *                                                    255,000
                                                                                                            ---------------------
                                                                                                                       1,433,100
                                                                                                            ---------------------
                               TOTAL INVESTMENT FUNDS (Cost $45,974,469)                                              36,171,609
                                                                                                            ---------------------
                               DEBT OBLIGATIONS - 2.5%
                               U.S. GOVERNMENT - 2.5%
            $     19,545,584   U.S. Treasury Inflation Indexed Note, 3.375% due 1/15/07 (d)                           18,488,911
            $     12,519,884   U.S. Treasury Inflation Indexed Note, 3.875% due 1/15/09 (d)                           12,120,813
                                                                                                            ---------------------
                                                                                                                      30,609,724
                                                                                                            ---------------------
                               TOTAL DEBT OBLIGATIONS (Cost $31,196,946)                                              30,609,724
                                                                                                            ---------------------



14              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000

                 Shares/
                 Par Value ($) Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               EQUITY LINKED SECURITIES - 1.5%
                               CHILE - 1.4%
            $     12,779,671   Citibank-Nassau Chilean Equity Time Deposit, 3.50% due 4/03/00 (c) (e) *             13,887,668
            $      3,389,966   Citibank-Nassau Chilean Equity Time Deposit, 3.50% due 4/27/00 (c) (e) *              3,548,277
                                                                                                            ---------------------
                                                                                                                    17,435,945
                                                                                                            ---------------------
                               RUSSIA - 0.1%
                      32,787   Renaissance Sberbank Note (c) (f) *                                                   1,521,632
                                                                                                            ---------------------
                               TOTAL EQUITY LINKED SECURITIES (Cost $28,360,929)                                    18,957,577
                                                                                                            ---------------------
                               FULLY PAID SWAPS - 0.8%
                               INDIA - 0.8%
                     126,000   BSES Swap (g)                                                                           875,173
                      74,150   HCL Industries Swap (g)                                                               3,512,948
                      11,000   Leading Edge Systems Swap (g)                                                           480,056
                     150,000   Shyam Telecom Swap (g)                                                                2,002,908
                     180,453   Sterlite Industries Swap (g)                                                          2,984,035
                                                                                                            ---------------------
                                                                                                                     9,855,120
                                                                                                            ---------------------
                               TOTAL FULLY PAID SWAPS (Cost $7,077,696)                                              9,855,120
                                                                                                            ---------------------
                               CONVERTIBLE SECURITIES - 0.7%
                               INDONESIA - 0.4%
            $     26,000,000   APP Finance (VI), 0.00% due 11/18/12                                                  4,680,000
                                                                                                            ---------------------
                               KOREA - 0.0%
            $        500,000   Daewoo Corp, 0.00% due 12/31/07                                                         135,000
                                                                                                            ---------------------
                               POLAND - 0.0%
    DEM               25,000   Elektrim SA, 2.00% due 5/30/04                                                           19,690
                                                                                                            ---------------------
                               SOUTH AFRICA - 0.1%
            $      1,100,000   Randgold Finance, 7.00% due 10/03/01                                                    760,320
                                                                                                            ---------------------
                               THAILAND - 0.2%
            $      5,030,000   Bangkok Bank Public Co, 3.25% due 3/03/04                                             2,653,325
            $        358,000   Bangkok Land Cayman Island, 4.50% due 10/13/03                                           35,800
            $      1,814,000   MDX Public Co Ltd, 4.75% due 9/17/03                                                    163,260
            $        630,000   Somprasong Land Co, 3.88% due 1/21/04                                                     6,300
                                                                                                            ---------------------
                                                                                                                     2,858,685
                                                                                                            ---------------------
                               TOTAL CONVERTIBLE SECURITIES (Cost $13,231,651)                                       8,453,695
                                                                                                            ---------------------
                               RIGHTS & WARRANTS - 0.1%
                               BRAZIL - 0.0%
                  84,234,574   Mesbla Preferred Rights 12/31/25 (b) *                                                        -
                  14,029,849   Tele Leste Celular Participacoes SA Preferred Rights 3/23/00 *                                -
                  75,980,803   Tele Leste Celular Participacoes SA Rights 3/23/00 *                                          -
                                                                                                            ---------------------
                                                                                                                             -
                                                                                                            ---------------------

              See accompanying notes to the financial statements.            15

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000


                 Shares/
                 Par Value ($) Description                                                                       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                               INDONESIA - 0.0%
                     226,076   Indah Kiat Pulp & Paper Warrants 4/13/01 *                                                 30,448
                   2,558,775   PT Multipolar Corp Tbk Warrants 12/25/49 *                                                      -
                                                                                                            ---------------------
                                                                                                                          30,448
                                                                                                            ---------------------
                               MALAYSIA - 0.0%
                     288,125   IGB Corp Berhad Warrants 12/29/04 *                                                        49,285
                      43,600   UMW Holdings Berhad Warrants 1/26/05 *                                                     43,141
                     247,200   YTL Corp Berhad Warrants 6/26/09 *                                                        188,653
                                                                                                            ---------------------
                                                                                                                         281,079
                                                                                                            ---------------------
                               MEXICO - 0.0%
                      38,886   Grupo Mexico Class B Warrants 8/09/01 *                                                   190,943
                                                                                                            ---------------------
                               PHILIPPINES - 0.1%
                   2,523,700   Jolliebee FDS Warrants 3/24/03 *                                                          692,817
                                                                                                            ---------------------
                               THAILAND - 0.0%
                   1,098,500   Banpu Public Co Warrants 1/14/03 *                                                              -
                     550,000   Siam Commercial Bank Ltd Warrants 5/10/02 *                                               134,199
                                                                                                            ---------------------
                                                                                                                         134,199
                                                                                                            ---------------------
                               TURKEY - 0.0%
                 245,000,000   Dardanel Onentas Gida Rights 3/08/00 *                                                    251,479
                                                                                                            ---------------------
                               TOTAL RIGHTS & WARRANTS (Cost $1,208,531)                                               1,580,965
                                                                                                            ---------------------
                               SHORT-TERM INVESTMENTS - 2.0%
                               CASH EQUIVALENTS - 2.0%
      $            7,200,000   Royal Bank of Canada Time Deposit, 5.81% due 3/01/00                                    7,200,000
                  16,537,900   The Boston Global Investment Trust (h)                                                 16,537,900
                                                                                                            ---------------------
                                                                                                                      23,737,900
                                                                                                            ---------------------
                               TOTAL SHORT-TERM INVESTMENTS (Cost $23,737,900)                                        23,737,900
                                                                                                            ---------------------
                               TOTAL INVESTMENTS - 99.9%
                               (Cost $1,181,834,221)                                                               1,206,270,815
                               Other Assets and Liabilities (net) - 0.1%                                               1,134,200
                                                                                                            ---------------------
                               TOTAL NET ASSETS - 100.0%                                                  $        1,207,405,015
                                                                                                            ---------------------
                                                                                                            ---------------------

16              See accompanying notes to the financial statements.

        GMO EMERGING MARKETS FUND
        (A Series of GMO Trust)
        Schedule of Investments - continued
        (Showing percentage of total net assets)
        February 29, 2000

-------------------------------------------------------------------------------

          NOTES TO THE SCHEDULE OF INVESTMENTS:


           ADR       American Depositary Receipt
           GDR       Global Depository Receipt
           IDR       International Depository Receipt
           DEM       German Mark
           (a)       Bankrupt issuer.
           (b)       Valued by management (Note 1).
           (c)       Security is restricted as to public
                     resale. The aggregate market value of
                     restricted securities is $52,562,297 or
                     4.35% of net assets.
           (d)       Security, or a portion thereof, has been
                     segregated to cover margin requirements
                     on open swap contracts (Note 6).
           (e)       A derivative security whose price is
                     linked to the return on a basket of
                     Chilean asset investments.
           (f)       A derivative security whose price is
                     linked to the return on a basket of
                     Russian securities.
           (g)       A derivative security whose price is
                     linked to the return on the underlying
                     security.
           (h)       Represents investment of security
                     lending collateral (Note 1).
          144A       Securities exempt from registration
                     under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
           *         Non-income producing security.




              See accompanying notes to the financial statements.            17

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)
Schedule of Investments - continued
(Showing percentage of total net assets)
February 29, 2000

-------------------------------------------------------------------------------


                          At February 29, 2000, industry sector diversification of the Fund's equity investments was as follows:

                           Industry Sector (Unaudited)
                          Telecommunications                     21.8  %
                          Banking                                 6.4
                          Electronic Equipment                    6.0
                          Utilities                               5.7
                          Metals and Mining                       5.6
                          Conglomerates                           5.5
                          Consumer Goods                          5.4
                          Financial Services                      4.4
                          Energy Services                         4.4
                          Construction                            3.0
                          Food and Beverage                       2.8
                          Communications                          2.7
                          Computers                               2.6
                          Paper and Allied Products               2.5
                          Automotive                              2.0
                          Services                                1.4
                          Retail Trade                            1.3
                          Chemicals                               1.3
                          Real Estate                             1.3
                          Machinery                               1.1
                          Transportation                          1.1
                          Textiles                                0.9
                          Insurance                               0.8
                          Health Care                             0.7
                          Miscellaneous                           9.3
                                                         -------------
                                                                100.0  %
                                                         -------------
                                                         -------------



18              See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)

Statement of Assets and Liabilities - February 29, 2000
----------------------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $1,181,834,221) (Note 1)                     $   1,206,270,815
  Foreign currency, at value (cost $21,322,683) (Note 1)                          21,303,896
  Cash                                                                                64,536
  Receivable for investments sold                                                 21,168,871
  Receivable for open swap contracts (Notes 1 and 6)                               3,821,373
  Foreign withholding taxes receivable                                             1,309,655
  Dividends and interest receivable                                                5,363,771
  Receivable for expenses waived or borne by Manager (Note 2)                         37,287
                                                                             -----------------
          Total assets                                                         1,259,340,204
                                                                             -----------------

LIABILITIES:
  Payable for investments purchased                                               21,272,153
  Payable upon return of securities loaned (Note 1)                               16,537,900
  Accrued capital gain and repatriation taxes payable (Note 1)                    12,713,070
  Payable to affiliate for (Note 2):
      Management fee                                                                 818,130
      Shareholder service fee                                                        133,285
  Accrued expenses                                                                   460,651
                                                                             -----------------
      Total liabilities                                                           51,935,189
                                                                             -----------------
NET ASSETS                                                                 $   1,207,405,015
                                                                             -----------------
                                                                             -----------------

NET ASSETS CONSIST OF:
  Paid-in capital                                                          $   1,389,345,769
  Distributions in excess of net investment income                                (2,330,282)
  Accumulated net realized loss                                                 (202,505,234)
  Net unrealized appreciation                                                     22,894,762
                                                                             -----------------
                                                                           $   1,207,405,015
                                                                             -----------------
                                                                             -----------------

NET ASSETS ATTRIBUTABLE TO:
  Class III Shares                                                         $     727,197,185
                                                                             -----------------
                                                                             -----------------
  Class IV Shares                                                          $     480,207,830
                                                                             -----------------
                                                                             -----------------

SHARES OUTSTANDING:
  Class III                                                                       65,146,773
                                                                             -----------------
                                                                             -----------------
  Class IV                                                                        43,047,210
                                                                             -----------------
                                                                             -----------------

NET ASSET VALUE PER SHARE:
  Class III                                                                $           11.16
                                                                             -----------------
                                                                             -----------------
  Class IV                                                                 $           11.16
                                                                             -----------------
                                                                             -----------------

              See accompanying notes to the financial statements.             19

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)

Statement of Operations - Year Ended February 29, 2000
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign tax expense of $2,426,146)                     $      23,435,371
  Interest (including security lending income of $138,409)                         4,492,716
                                                                             -----------------
      Total income                                                                27,928,087
                                                                             -----------------
EXPENSES:
  Management fee (Note 2)                                                          8,754,687
  Custodian fees                                                                   2,206,847
  Legal fees                                                                         126,197
  Audit fees                                                                         108,716
  Transfer agent fees                                                                 54,459
  Trustees fees (Note 2)                                                              11,844
  Registration fee                                                                     2,645
  Miscellaneous                                                                      141,741
  Fees waived or borne by Manager (Note 2)                                          (296,467)
                                                                             -----------------
                                                                                  11,110,669

  Shareholder service fee (Note 2)
      Class III                                                                    1,088,963
      Class IV                                                                       372,593
                                                                             -----------------

      Net expenses                                                                12,572,225
                                                                             -----------------
          Net investment income                                                   15,355,862
                                                                             -----------------
REALIZED  AND UNREALIZED GAIN (LOSS):

      Net realized gain (loss) on:
          Investments                                                             98,954,583
          Closed swap contracts                                                   41,914,827
          Foreign currency, forward contracts and foreign
              currency related transactions                                       (4,369,053)
                                                                             -----------------
                 Net realized gain                                               136,500,357
                                                                             -----------------

      Change in net unrealized appreciation (depreciation) on:
          Investments (Note 1)                                                   416,047,861
          Open swap contracts                                                      3,291,062
          Foreign currency, forward contracts and foreign
              currency related transactions                                         (222,877)
                                                                             -----------------
                 Net unrealized gain                                             419,116,046
                                                                             -----------------
      Net realized and unrealized gain                                           555,616,403
                                                                             -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $     570,972,265
                                                                             -----------------
                                                                             -----------------


20            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------

                                                                   Year Ended           Year Ended
                                                               February 29, 2000    February 28, 1999
                                                               -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                                        $      15,355,862    $      31,085,801
  Net realized gain (loss)                                           136,500,357         (323,752,478)
  Change in net unrealized appreciation,(depreciation)               419,116,046         (201,053,937)
                                                               -----------------    -----------------
  Net increase (decrease) in net assets
      resulting from operations                                      570,972,265         (493,720,614)
                                                               -----------------    -----------------

Distributions to shareholders from:
  Net investment income
      Class III                                                       (1,880,001)         (16,087,702)
      Class IV                                                          (886,390)          (9,786,346)
                                                               -----------------    -----------------
      Total distributions from net investment income                  (2,766,391)         (25,874,048)
                                                               -----------------    -----------------
  In excess of net investment income
      Class III                                                       (1,583,628)                 -
      Class IV                                                          (746,654)                 -
                                                               -----------------    -----------------
      Total distributions in excess of net investment income          (2,330,282)                 -
                                                               -----------------    -----------------

  Net realized gains
      Class III                                                              -            (10,825,261)
      Class IV                                                               -             (8,023,682)
                                                               -----------------    -----------------
      Total distributions from net realized gains                            -            (18,848,943)
                                                               -----------------    -----------------

  In excess of net realized gains
      Class III                                                              -                (49,311)
      Class IV                                                               -                (36,550)
                                                               -----------------    -----------------
      Total distributions in excess of net realized gains                    -                (85,861)
                                                               -----------------    -----------------

                                                                      (5,096,673)         (44,808,852)
                                                               -----------------    -----------------
Net share transactions:  (Note 5)
      Class III                                                     (183,418,042)         (77,844,893)
      Class IV                                                        39,019,272         (183,333,072)
                                                               -----------------    -----------------
  Decrease in net assets resulting from

      net share transactions                                        (144,398,770)        (261,177,965)
                                                               -----------------    -----------------

  Total increase (decrease) in net assets                            421,476,822         (799,707,431)

NET ASSETS:
  Beginning of period                                                785,928,193        1,585,635,624
                                                               -----------------    -----------------

  End of period (including distributions in excess of net
      investment income of $2,330,282 and $3,684,069,
      respectively)                                            $   1,207,405,015    $     785,928,193
                                                               -----------------    -----------------
                                                               -----------------    -----------------


              See accompanying notes to the financial statements.             21

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)
------------------------------------------------------------------------------------------------------------------------------------


                                                                              Year Ended February 28/29,
                                                  ------------------------------------------------------------------------------
                                                     2000             1999             1998             1997             1996
                                                  ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $     6.31       $     9.56       $    12.49       $    10.54       $     9.52
                                                  ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income                                 0.13 +           0.25             0.16 +           0.13             0.10
  Net realized and unrealized gain (loss)               4.77            (3.19)           (1.76)            1.96             1.06
                                                  ----------       ----------       ----------       ----------       ----------

    Total from investment operations                    4.90            (2.94)           (1.60)            2.09             1.16
                                                  ----------       ----------       ----------       ----------       ----------

Less distributions to shareholders from:
  Net investment income                                (0.03)           (0.19)           (0.25)           (0.14)           (0.01)
  In excess of net investment income                   (0.02)               -                -                -                -
  Net realized gains                                       -            (0.12)           (0.71)               -            (0.13)
  In excess of net realized gains                          -            (0.00)(d)        (0.37)               -                -
                                                  ----------       ----------       ----------       ----------       ----------
     Total distributions                               (0.05)           (0.31)           (1.33)           (0.14)           (0.14)
                                                  ----------       ----------       ----------       ----------       ----------

NET ASSET VALUE, END OF PERIOD                    $    11.16       $     6.31       $     9.56       $    12.49       $    10.54
                                                  ----------       ----------       ----------       ----------       ----------
                                                  ----------       ----------       ----------       ----------       ----------

TOTAL RETURN (a)                                       77.43%          (30.96%)         (12.94%)          19.98%           12.24%

RATIOS/SUPPLEMENTAL DATA:

       Net assets, end of period (000's)          $  727,197       $  524,741       $  913,615       $1,725,651       $  907,180
       Net expenses to average
          daily net assets                              1.18%            1.16%            1.24% (c)        1.24% (c)        1.35%
       Net investment income to average
          daily net assets                              1.41%            2.75%            1.30%            1.40%            1.31%
       Portfolio turnover rate                            73%              76%              88%              41%              35%
       Fees and expenses voluntarily waived
          or borne by the Manager consisted of
          the following per share amounts:        $     0.00 (b)   $     0.02       $     0.03       $     0.02       $     0.00 (b)


+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums and redemption fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
(b) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .06% and .035% of average daily net assets for the years ended February 28, 1997 and 1998, respectively.
(d)  The distribution in excess of net realized gains was $0.0005.


22            See accompanying notes to the financial statements.

GMO EMERGING MARKETS FUND
(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)
-------------------------------------------------------------------------------------------------


                                                            Year Ended February 28/29,
                                                  --------------------------------------------
                                                     2000             1999             1998 *
                                                  ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $     6.31       $     9.56       $     8.62
                                                  ----------       ----------       ----------

Income (loss) from investment operations:
  Net investment income                                 0.13 +           0.28             0.01 +
  Net realized and unrealized gain (loss)               4.77            (3.21)            0.93
                                                  ----------       ----------       ----------

    Total from investment operations                    4.90            (2.93)            0.94
                                                  ----------       ----------       ----------

Less distributions to shareholders from:
  Net investment income                                (0.03)           (0.20)               -
  In excess of net investment income                   (0.02)               -                -
  Net realized gains                                       -            (0.12)               -
  In excess of net realized gains                          -             0.00 (d)            -
                                                  ----------       ----------       ----------
     Total distributions                               (0.05)           (0.32)               -
                                                  ----------       ----------       ----------

NET ASSET VALUE, END OF PERIOD                    $    11.16       $     6.31       $     9.56
                                                  ----------       ----------       ----------
                                                  ----------       ----------       ----------

TOTAL RETURN (a)                                       77.76%          (31.01%)          10.90% ***


RATIOS/SUPPLEMENTAL DATA:


     Net assets, end of period (000's)            $  480,208       $  261,187       $  672,020
     Net expenses to average
           daily net assets                             1.13%            1.12%            1.22% **(c)
     Net investment income to average
           daily net assets                             1.45%            2.87%            0.65% **
     Portfolio turnover rate                              73%              76%              88%
     Fees and expenses voluntarily waived
          or borne by the Manager consisted
          of the following per share amounts:     $     0.00 (b)   $     0.02       $     0.00 (b)


*    Period from January 9, 1998 (commencement of operations) to
     February 28, 1998.
**   Annualized.
***  Not annualized.
+    Computed using average shares outstanding throughout the period.
(a) Calculation excludes purchase premiums and redemption fees. The total return would have been lower had certain expenses not been waived during the period shown.
(b) Fees and expenses voluntarily waived or borne by the Manager were less than $.01 per share.
(c) Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .04% of average daily net assets.
(d)  The distribution in excess of net realized gains was $0.0005.


              See accompanying notes to the financial statements.             23

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements
February 29, 2000
-------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

     The Emerging Markets Fund seeks high total return through investment in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa, and Europe ("Emerging Markets"). The Fund's benchmark is the IFC Investable Index.

     The Fund offers two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fee borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested with GMO, as more fully described in the Trust's prospectus.

     The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     PORTFOLIO VALUATION
     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last sale price on each business day, or if there is no such reported sale, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

     Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION
     The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD CURRENCY CONTRACTS
     The Fund may enter into forward currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund's portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. There were no forward foreign currency contracts outstanding as of February 29, 2000.

     OPTIONS
     The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instruments. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. At February 29, 2000 there were no open written option contracts.

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------

     The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.

     FUTURES CONTRACTS
     The Fund may purchase or sell index futures contracts. Stock index futures contracts represent commitments for future delivery of cash based upon the level of a specified index of equity securities at a given date. The Fund may use futures contracts to manage its exposure to the stock and currency markets. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. government and agency obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is subsequently settled. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Losses may arise from the changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts or if counterparties do not perform under the contract terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 29, 2000, there were no outstanding futures contracts.

     INDEXED SECURITIES
     The Fund may invest in indexed securities whose redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that may be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

     SWAP AGREEMENTS
     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to the equity markets. The Fund enters into total return swap agreements which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked to

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------

     market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the price of the security or index underlying these transactions. See Note 6 for a summary of all open swap agreements as of February 29, 2000.

     SECURITY LENDING
     The Fund may lend its securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At February 29, 2000, the Fund loaned securities having a market value of $15,930,487 collateralized by cash in the amount of $16,537,900 which was invested in a short-term instrument.

     TAXES
     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.
     S. federal income tax purposes. Therefore, no provision for U. S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the United States.

     Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

     The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a current tax liability of $7,335,045 for capital gains taxes and a deferred tax liability in respect of unrealized appreciation on foreign securities of $5,378,025 for capital gains and repatriation taxes. The Fund has incurred $15,427,437 related to capital gain taxes which is included in net realized gain in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS
     The Fund's policy is to declare and pay distributions from net investment income semi-annually, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. The Fund declares separate dividends from net investment income on each class of shares. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------

     Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to foreign currency and passive foreign investment company transactions, foreign taxes and differing treatments for redemptions in-kind. Gross gains resulting from such in-kind transactions amounted to $114,069.

     The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 29, 2000. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains U. S. federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights table excludes these adjustments.


       Accumulated
     Undistributed Net              Accumulated Net Realized
     Investment Income                     Gain/(Loss)                          Paid-in Capital
---------------------------         ------------------------            -------------------------------
       $(8,905,402)                        $20,883,858                           $(11,978,456)

     Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital. Differences in the recognition or classification of income for financial statement and tax purposes which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
     Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the accretion of discounts. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

     ALLOCATION OF OPERATING ACTIVITY
     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class' operations.

     PURCHASES AND REDEMPTIONS OF FUND SHARES
     The premium on cash purchases of Fund shares is 1.60% of the amount invested. In the case of cash redemptions, the fee is .40% of the amount redeemed. These fees will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class' net assets on the

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------

     share transaction date. For the year ended February 29, 2000, the Fund received $948,179 in purchase premiums and $717,169 in redemption fees. There is no premium for reinvested distributions. While no purchase premium is normally charged with respect to in-kind purchases of Fund shares, a purchase premium of up to .20% may be charged on certain in-kind purchases.

     INVESTMENT RISK
     Investments in securities of emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     GMO earns a management fee paid monthly at the annual rate of .81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of .15% for Class III shares and .105% for Class IV shares.

     GMO has entered into a binding agreement effective until June 30, 2000 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceed the management fee.

     Prior to March 1, 1999, GMO earned a management fee at the annual rate of 1.00% of average daily net assets. GMO had agreed to waive a portion of its fee and bear other expenses to the extent that the Fund's annual expenses (including the management fee but excluding custody fees, brokerage commissions, certain other transaction costs (including stamp duties and transfer taxes), shareholder service fees and extraordinary expenses) exceeded .81% of average daily net assets.

     The Manager has entered into a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to the management of the portfolio. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio. The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 29, 2000, was $11,844. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------\

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 29, 2000, were as follows:


                                                                            Purchases                    Proceeds
                                                                    -------------------------    -------------------------
    U.S. Government securities                                                  $ 20,620,736              $ 18,586,412
    Investments (non-U.S. Government securities)                                 722,907,036               831,434,667

     At February 29, 2000, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in the value of investments held were as follows:


                                            Gross Unrealized                Gross Unrealized                 Net Unrealized
           Aggregate Cost                     Appreciation                    Depreciation                    Appreciation
     ----------------------------      --------------------------      -------------------------       -------------------------
           $1,185,203,467                      $261,656,701                    $240,589,353                    $21,067,348

4.   PRINCIPAL SHAREHOLDERS

     At February 29, 2000, 24.14% of the outstanding shares of the Fund were held by two shareholders.

5.   SHARE TRANSACTIONS

     The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                 Year Ended                                  Year Ended
                                              February 29, 2000                          February 28, 1999
                                  -------------------------------------------   -------------------------------------
    Class III:                           Shares                   Amount               Shares             Amount
                                  --------------------     ------------------   ------------------   ---------------
    Shares sold                             8,250,164      $     75,191,088         16,151,855       $ 124,491,194

    Shares issued to
    shareholders in reinvestment
    of distributions                          238,039             2,615,828          3,383,887           22,834,853
    Shares repurchased                    (26,449,273)         (261,224,958)       (31,966,910)        (225,170,940)
                                  --------------------     ------------------   ------------------   ---------------
    Net decrease                          (17,961,070)     $   (183,418,042)       (12,431,168)      $ (77,844,893)
                                  --------------------     ------------------   ------------------   ---------------
                                  --------------------     ------------------   ------------------   ---------------

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------

     SHARE TRANSACTIONS - CONTINUED


                                                 Year Ended                                     Year Ended
                                              February 29, 2000                             February 28, 1999
                                  ------------------------------------------     -----------------------------------------
     Class IV:                          Shares                Amount                   Shares                Amount
                                  --------------------  --------------------     --------------------   ------------------
     Shares sold                           13,191,632   $       146,997,411                1,052,163    $      11,220,974
     Shares issued to
     shareholders in
     reinvestment of
     distributions                             20,982               230,234                1,540,180           10,691,678
     Shares repurchased                   (11,566,413)         (108,208,373)             (31,493,803)        (205,245,724)
                                  --------------------  --------------------     --------------------   ------------------
     Net increase (decrease)                1,646,201 $          39,019,272              (28,901,460)   $    (183,333,072)
                                  --------------------  --------------------     --------------------   ------------------
                                  --------------------  --------------------     --------------------   ------------------

6.   FINANCIAL INSTRUMENTS

     A summary of outstanding financial instruments at February 29, 2000 is as follows:

     SWAP AGREEMENTS


                                                                                                       Net Unrealized
           Notional        Expiration                                                                   Appreciation
            Amount            Date                          Description                                (Depreciation)
     ------------------   ------------   -------------------------------------------------------     -------------------
     $     2,686,903        3/13/00      Agreement with Credit Agricole Indosuez (W.I. Carr)         $          556,061
                                         dated 3/12/99 to receive (pay) the
                                         notional amount multiplied by the
                                         return on the MSCI Taiwan Index and to
                                         pay the notional amount multiplied by 3
                                         month LIBOR adjusted by a specified
                                         spread.

           3,782,657        3/30/00      Agreement with Credit Agricole Indosuez (W.I. Carr)                    906,390
                                         dated 3/16/99 to receive (pay) the
                                         notional amount multiplied by the
                                         return on the MSCI Taiwan Index and to
                                         pay the notional amount multiplied by 3
                                         month LIBOR adjusted by a specified
                                         spread.

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Notes to Financial Statements - continued
February 29, 2000
-------------------------------------------------------------------------------
     SWAP AGREEMENTS - CONTINUED


                                                                                                       Net Unrealized
           Notional        Expiration                                                                   Appreciation
            Amount            Date                          Description                                (Depreciation)
     ------------------   ------------   -------------------------------------------------------     -------------------
     $     3,721,299        3/30/00      Agreement with Credit Agricole Indosuez (W.I. Carr)         $          891,288
                                         dated 3/17/99 to receive (pay) the
                                         notional amount multiplied by the
                                         return on the MSCI Taiwan Index and to
                                         pay the notional amount multiplied by 3
                                         month LIBOR adjusted by a specified
                                         spread.

           9,000,763        4/28/00      Agreement with Goldman Sachs International dated                      (386,129)
                                         4/28/99 to receive (pay) the notional amount
                                         multiplied by the return on the MSCI Taiwan Index and
                                         to pay the notional amount multiplied by 3 month LIBOR
                                         adjusted by a specified spread.

           6,050,865        5/02/00      Agreement with Goldman Sachs International dated                     2,238,442
                                         4/12/99 to receive (pay) the notional amount
                                         multiplied by the return on the MSCI Taiwan Index and
                                         to pay the notional amount multiplied by 12 month
                                         LIBOR adjusted by a specified spread.

           5,234,725        8/30/00      Agreement with Lehman Brothers Finance S.A. dated                     (384,679)
                                         8/17/99 to receive (pay) the notional
                                         amount multiplied by the return on the
                                         MSCI Taiwan Index and to pay the
                                         notional amount multiplied by 3 month
                                         LIBOR adjusted by a specified spread.

                                                                                                     -------------------
                                                                                                     $        3,821,373
                                                                                                     -------------------
                                                                                                     -------------------

GMO EMERGING MARKETS FUND
 (A Series of GMO Trust)

Federal Tax Information - (Unaudited)
February 29, 2000
-------------------------------------------------------------------------------

For the fiscal year ended February 29, 2000, all the Fund's distributions are from investment company taxable income.

At February 29, 2000, the Fund had a capital loss carryforward available to offset future capital gains, if any, of the following amount:


             Year of Expiration                          Amount
             ------------------                          ------
                   2007                               $199,563,451

GMO INTERNATIONAL SMALL COMPANIES FUND
(A Series of GMO Trust)

PORTFOLIO MANAGERS

Mr. R. Jeremy Grantham, Mr. Christopher Darnell and Mr. Forrest Berkley are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Grantham and Mr. Darnell have been portfolio managers at Grantham, Mayo, Van Otterloo & Co. LLC for more than fifteen years. Mr. Berkley has been with GMO and involved in portfolio management for more than ten years.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the GMO International Small Companies Fund returned 9.6% for the fiscal year ended February 29, 2000 as compared to 25.4% for EAFE and 28.8% for the Salomon EMI World ex-U.S. Index of smaller capitalization stocks. Consistent with the Fund's investment objective and policies, the Fund was invested substantially in common stocks that ranked within the smallest 50% by market capitalization within each country.

In international markets, the fiscal year was characterized by explosive performance of the technology and telecommunications sectors. This effect was particularly strong in the fourth quarter of 1999, during which period the MSCI EAFE Growth Index returned 25.6% versus 8.9% for MSCI EAFE Value. While this paralleled the run-up in the U.S. NASDAQ Index, the EAFE Index contains relatively few pure Internet and information technology stocks. The international rally focused more on the best available approximation, which is telecommunications stocks. Both fixed line and wireless companies performed very strongly in the markets, as did the related equipment providers. The optimism about these companies came despite the failure of many other growth stocks, such as pharmaceuticals and established software companies, to produce continued strong earnings growth.

In contrast, many neglected stocks - typically smaller capitalization, value companies - had lackluster market performance for the fiscal year. Throughout the bull market of the late 1990's, growth stocks have enjoyed increasing "multiple expansion" to higher relative levels of price-to-book and price-to-earnings. As a result the spread, or discount, between the valuations of the cheaper stocks on such measures and the most expensive stocks has reached levels unprecedented in history. These wide gaps are considerably beyond what could possibly be justified by the relatively modest differences in consensus growth rate estimates. This is true even if no regression of the higher profitability of telecommunications stocks took place in the next 20 years, which would be contrary to the entire history of corporate competition.

The Fund's underperformance relative to EAFE and EMI for the fiscal year is largely a result of benchmark mismatch. The Fund's core buyable universe is the 70% smallest stocks within each EAFE market. The Fund underperformed that universe by a relatively small (though still disappointing) -3%. However that universe fared much worse than did the large capitalization EAFE or smaller capitalization, more growth oriented, EMI Indices. A tilt towards value stocks within the smaller capitalization universe hurt performance, most notably in the United Kingdom. Stock selection within small was generally negative in Europe and positive within Asia.

Country selection was a minor negative impact. The overweight in South East Asian markets was not as beneficial for smaller capitalization stocks as it was for larger capitalization firms. And the Fund suffered from being underweight in Japan earlier in the fiscal year.

OUTLOOK

The attractive discounts available for smaller capitalization stocks represent an exceptional opportunity relative to large cap stocks. It would require relative returns in excess of +50% for smaller capitalization stocks to return to their historical average relative valuation level (on price-to-earnings or price-to-book). In addition, valuation techniques are well positioned to add value in country selection as cheaper countries in South East Asia and elsewhere are at abnormally large discounts.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

We believe the rally thus far has been fueled less by earnings growth or corporate restructuring than it has by revaluing markets and currencies that were priced for destruction. Empirical research shows that markets after a collapse tend to have a stronger second year than the first year. This holds true for both developed and emerging markets. We have long argued that it takes an economy four to ten quarters to realize the full benefits of currency devaluation as it takes exporters this long to increase capacity and procure orders. During this period, the premium price of imports forces a resumption of local spending, which inevitably benefits local producers. We have seen this pattern in India (1993), Mexico (1994) and Thailand (1998) and are now starting to see the same effect in Brazil and Russia.

In the coming year we expect to see most emerging economies grow strongly and corporate earnings increase sharply in tandem. Additionally, most emerging countries with undervalued currencies are running large and increasing trade surpluses. For a few large markets, notably Brazil, Indonesia, Turkey and Russia, we are likely to see significant decreases in both nominal and real interest rates as a result of falling inflation. The corporate restructuring in Korea and India and the resulting benefits have set a pattern for other countries to follow. In an environment of global growth, each of these factors supports our continued enthusiasm for this asset class.

Within Asia, we prefer countries that are likely to have economic growth that will surprise on the upside. These markets, including Indonesia, Malaysia and Thailand, have not participated in the recent rally. Indonesia, trading at under five times peak earnings, could be the most explosive market over the next 5 years. On the other hand, we have been reducing our position in Korea as its double-digit GDP growth and 25% rise in industrial production may soon force interest rate hikes to cool the economy. India's technology boom mirrors the Internet hysteria in the U.S., and we continue to reduce our position there, though parabolic moves in some of these stocks have kept us overweight. We are cautiously reducing our underweight in Turkey, anticipating it may take several months to see whether the IMF program will be successful.

In Latin America we are positive about Brazil. The government response to the January 1999 currency crisis has led to an improved trade balance and controlled inflation. Earnings growth is likely to be strong in 2000, exceeding current expectations. Though the Mexican economy has benefited from solid policymaking and robust exports to the U.S., the peso is the most overvalued of all emerging currencies. Because the stock market is also expensive, we are underweight by 5.2% relative to the benchmark in Mexico.

The technology and telecommunications mania has continued to make value investing a challenge in the short term. Nevertheless, we are confident that our emphasis on buying inexpensive countries and companies will continue to produce excellent long-term returns.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

-------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  GMO EMERGING MARKETS FUND CLASS III SHARES AND THE IFC INVESTABLE COMPOSITE
                            AS OF FEBRUARY 29, 2000


                -----------------------------------------
                      Average Annual Total Return
                -----------------------------------------
                 1yr          5yr         Since Inception
                -----------------------------------------
                                              12/9/93
Class III       73.89%       7.06%              5.24%
                -----------------------------------------
                                               1/9/98
Class IV        74.06%        n/a              14.33%
                -----------------------------------------


                         [Line Graph Appears Here.]

Date               GMO Emerging Markets Fund                  IFC Investable Composite
      12/9/93                          9,840                                    10,000
     12/31/93                         10,838                                    11,127
      3/31/94                         10,946                                     9,812
      6/30/94                         10,837                                     9,500
      9/30/94                         13,125                                    11,776
     12/31/94                         11,519                                     9,792
      3/31/95                          9,601                                     8,352
      6/30/95                         10,722                                     9,082
      9/30/95                         10,808                                     9,051
     12/31/95                         10,071                                     8,967
      3/31/96                         11,012                                     9,642
      6/30/96                         11,790                                    10,060
      9/30/96                         11,234                                     9,834
     12/31/96                         11,243                                     9,809
      3/31/97                         12,466                                    10,743
      6/30/97                         14,041                                    11,392
      9/30/97                         14,393                                    10,364
     12/31/97                         11,232                                     8,363
      3/31/98                         11,727                                     8,950
      6/30/98                          8,415                                     7,051
      9/30/98                          6,692                                     5,520
     12/31/98                          7,988                                     6,521
      3/31/99                          8,851                                     7,233
      6/30/99                         11,895                                     8,952
      9/30/99                         10,798                                     8,671
     12/31/99                         14,197                                    10,899
      2/29/00                         13,746                                    10,889